UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

119 East Marcy Street, Santa Fe, New Mexico 87501

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 119 East Marcy Street, Santa Fe, New Mexico 87501

(Name and address of agent for service)

Registrant’s	telephone number, including area code: 505-984-0200

Date	of fiscal year end: September 30, 2005

Date	of reporting period: September 30, 2005

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Limited Term Municipal Fund

Thornburg Limited Term Municipal Fund Class I

Thornburg California Limited Term Municipal Fund

Thornburg California Limited Term Municipal Fund Class I

Thornburg Intermediate Municipal Fund

Thornburg Intermediate Municipal Fund Class I

Thornburg New Mexico Intermediate Municipal Fund

Thornburg Florida Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term Income Funds

Thornburg Limited Term Income Funds Class I

Thornburg Value Fund

Thornburg Value Fund Class I

Thornburg International Value Fund

Thornburg International Value Fund Class I

Thornburg Core Growth Fund

Thornburg Core Growth Fund Class I

Thornburg Investment Income Builder Fund

Thornburg Investment Income Builder Fund Class I

Core Strategies for Building Wealth

Thornburg Limited Term Municipal Fund

Annual Report – September 30, 2005

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund is a laddered portfolio of municipal bonds with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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2 This page is not part of the Annual Report.

Message

            from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. All of the bond funds buy only investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this strategy has served our shareholders well over time.

The bond funds are managed by portfolio managers who have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

In years past, there has been news about improper behavior by some mutual fund companies. Many new rules proposed in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings and bond strategies to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of the new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimum. After all, we are shareholders too, and Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg Chairman & CEO

This page is not part of the Annual Report. 3

Thornburg Limited Term Municipal Fund

September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4 Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s A shares is 1.50%. C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.To be included in the index, bonds must have a minimum credit rating of Baa.The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report 5

Let ter to Shareholders

George Strickland

Portfolio Manager

October 17, 2005

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value (NAV) of the A shares decreased by 24 cents to $13.59 during the twelve months ended September 30, 2005. If you were with us for the entire period, you received dividends of 39.9 cents per share. If you reinvested dividends, you received 40.4 cents per share. Investors who owned C shares received dividends of 36.1 and 36.6 cents per share, respectively.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Higher interest rates on short-term bonds have pushed down the price of most of the bonds owned by the Fund, but have allowed us to buy new bonds at higher yields and increase the yield of the portfolio. The A shares of your Fund produced a total return of 1.16% (at NAV) over the twelve month period ended September 30, 2005, compared to a 1.45% return for the Lehman Five Year Municipal Bond Index. The Fund was over-weighted in bonds that mature in less than five years. Since the returns of those short-term bonds lagged the return of the index, the Fund’s return lagged the index slightly.

This has been an eventful year for the bond market and the world. The Federal Reserve has been steadily pushing up the target Fed Funds rate to its current level of 3.75%. Through the end of June, the bond market responded by pushing down yields on long-term bonds, thus flattening the yield curve. A flat yield curve is usually associated with a recession, but the U.S. economy is showing no signs of entering a recession. So, more recently, interest rates have been rising for both short- and long-term bonds, in more of a parallel yield curve shift. We believe that this is a more appropriate response by the market to a tightening Fed, a strong economy, and somewhat elevated levels of inflation.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 640 municipal obligations from 47 states. Today, your Fund’s weighted average maturity is 3.89 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
1 year	=	13.6%	Year 1	=	13.6%
1 to 2 years	=	10.9%	Year 2	=	24.5%
2 to 3 years	=	15.6%	Year 3	=	40.1%
3 to 4 years	=	13.1%	Year 4	=	53.2%
4 to 5 years	=	11.5%	Year 5	=	64.7%
5 to 6 years	=	11.1%	Year 6	=	75.8%
6 to 7 years	=	8.1%	Year 7	=	83.9%
7 to 8 years	=	7.2%	Year 8	=	91.1%
8 to 9 years	=	5.5%	Year 9	=	96.6%
Over 9 years	=	3.4%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 9/30/05.

6 Certified Annual Report

We have watched along with the rest of the nation the horrific affects of Hurricanes Katrina and Rita, and our hearts and prayers go out to all of those suffering through the devastation of these storms.

We examined Thornburg municipal bond portfolios in the wake of both hurricanes and have found no bonds that we believe are currently threatened with default. Though the Fund has some exposure to municipal issuers in the paths of the storms, many of the bonds have alternate revenue sources such as bond insurance or financial collateral. The few bonds without alternate revenue sources have resources that we believe will see them through this calamity.

Thanks to our policy of broad diversification, issuers affected by Hurricanes Katrina and Rita make up only a small percentage of the Fund. Though the major bond insurers have significant exposure to issuers impacted by the hurricanes, we believe that, as in past disasters, insurance proceeds and government aid will limit or prevent large scale municipal defaults. The human toll and property damage from these storms is far worse than previous natural disasters and the recovery period will take longer. Furthermore, some areas of the gulf coast will never be the same. However, we do believe that most of the cities and towns will survive and have need of schools, hospitals, sewer systems, and other essential services.

Outside of the gulf coast, job growth and a strong economy continue to fill state and local coffers. State tax revenues grew 13.3% in the second quarter of 2005 from the year earlier period. This represents the fastest growth rate recorded by the Nelson Rockefeller Institute of Government since they began monitoring this statistic in 1991. However, many challenges remain. Among them are still-depleted reserve fund balances from the last recession and under funded retirement fund balances in state and local pension funds. To reduce credit risk, we have kept 90% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

Certified Annual Report 7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	September 30, 2005

ASSETS
Investments at value (cost $1,359,404,909)	$1,383,542,486
Cash	649,146
Receivable for investments sold	7,791,540
Receivable for fund shares sold	2,623,269
Interest receivable	18,033,244
Prepaid expenses and other assets	25,569

Total Assets	1,412,665,254

LIABILITIES
Payable for securities purchased	9,281,373
Payable for fund shares redeemed	2,713,913
Payable to investment advisor and other affiliates (Note 3)	855,368
Accounts payable and accrued expenses	198,145
Dividends payable	991,396

Total Liabilities	14,040,195

NET ASSETS	$1,398,625,059

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,553)
Net unrealized appreciation on investments	24,135,453
Accumulated net realized gain (loss)	(6,478,505)
Net capital paid in on shares of beneficial interest	1,380,970,664

$1,398,625,059

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($967,649,703 applicable to 71,193,755 shares of beneficial interest outstanding - Note 4)	$13.59
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.80

Class C Shares:
Net asset value and offering price per share* ($140,606,588 applicable to 10,326,146 shares of beneficial interest outstanding - Note 4)	$13.62

Class I Shares:
Net asset value, offering and redemption price per share ($290,368,768 applicable to 21,360,741 shares of beneficial interest outstanding - Note 4)	$13.59

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8 Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Interest income (net of premium amortized of $15,941,966)	$53,848,175

EXPENSES:
Investment advisory fees (Note 3)	5,743,475
Administration fees (Note 3)
Class A Shares	1,256,590
Class C Shares	190,990
Class I Shares	128,213
Distribution and service fees (Note 3)
Class A Shares	2,513,180
Class C Shares	1,528,014
Transfer agent fees
Class A Shares	473,925
Class C Shares	93,435
Class I Shares	74,455
Registration and filing fees
Class A Shares	69,049
Class C Shares	30,251
Class I Shares	52,729
Custodian fees (Note 3)	417,614
Professional fees	79,518
Accounting fees	146,805
Trustee fees	20,935
Other expenses	273,201

Total Expenses	13,092,379
Less:
Distribution and service fees waived (Note 3)	(764,803)
Fees paid indirectly (Note 3)	(39,534)

Net Expenses	12,288,042

Net Investment Income	41,560,133

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold	(1,895,726)
Increase (decrease) in unrealized appreciation (depreciation) of investments	(23,004,183)

Net Realized and Unrealized Loss on Investments	(24,899,909)

Net Increase in Net Assets Resulting From Operations	$16,660,224

See notes to financial statements.

Certified Annual Report 9

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Limited Term Municipal Fund

	Year Ended September 30, 2005	Three Months Ended September 30, 2004	Year Ended June 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$41,560,133	$9,853,487	$40,659,597
Net realized gain (loss) on investments sold	(1,895,726)	74,945	1,795,864
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(23,004,183)	16,155,302	(36,334,816)

Net Increase (Decrease) in Net Assets Resulting from Operations	16,660,224	26,083,734	6,120,645
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(29,220,801)	(7,133,301)	(29,889,249)
Class C Shares	(4,017,994)	(958,113)	(3,916,198)
Class I Shares	(8,321,340)	(1,762,073)	(6,854,150)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(53,647,281)	(20,348,137)	74,238,458
Class C Shares	(13,573,272)	(353,019)	21,587,725
Class I Shares	56,236,683	13,279,935	30,607,967

Net Increase (Decrease) in Net Assets	(35,883,781)	8,809,026	91,895,198
NET ASSETS:
Beginning of period	1,434,508,840	1,425,699,814	1,333,804,616

End of period	$1,398,625,059	$1,434,508,840	$1,425,699,814

See notes to financial statements.

10 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights.

Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value of investments, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the

Certified Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of Fund shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned commissions aggregating $10,258 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $15,616 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2005, are set forth in the Statement of Operations. Distribution fees in the amount of $764,803 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $39,534.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Three Months Ended September 30, 2004		Year Ended June 30, 2004
	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	10,112,925	$138,664,895	2,652,124	$36,597,200	22,343,137	$310,234,300
Shares issued to shareholders in reinvestment of dividends	1,429,462	19,572,574	335,506	4,631,084	1,399,170	19,393,497
Shares repurchased	(15,463,654)	(211,884,750)	(4,457,299)	(61,576,421)	(18,441,220)	(255,389,339)

Net Increase (Decrease)	(3,921,267)	$(53,647,281)	(1,469,669)	$(20,348,137)	5,301,087	$74,238,458

Class C Shares
Shares sold	1,853,494	$25,470,518	506,589	$7,003,493	4,814,111	$66,984,540
Shares issued to shareholders in reinvestment of dividends	198,591	2,724,023	46,675	645,678	194,692	2,704,058
Shares repurchased	(3,045,634)	(41,767,813)	(578,793)	(8,002,190)	(3,462,370)	(48,100,873)

Net Increase (Decrease)	(993,549)	$(13,573,272)	(25,529)	$(353,019)	1,546,433	$21,587,725

Class I Shares
Shares sold	8,961,752	$122,650,992	1,826,487	$25,227,726	8,616,079	$119,652,434
Shares issued to shareholders in reinvestment of dividends	501,520	6,865,525	104,786	1,446,479	394,435	5,468,468
Shares repurchased	(5,348,315)	(73,279,834)	(970,031)	(13,394,270)	(6,808,603)	(94,512,935)

Net Increase (Decrease)	4,114,957	$56,236,683	961,242	$13,279,935	2,201,911	$30,607,967

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $420,714,063 and $381,321,057, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,359,409,800

Gross unrealized appreciation on a tax basis	$27,475,568
Gross unrealized depreciation on a tax basis	(3,342,882)

Net unrealized appreciation (depreciation) on investments (tax basis)	$24,132,686

At September 30, 2005, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$1,013,153
2008	3,565,103
2013	30,614

$4,608,870

As of September 30, 2005, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $1,864,744. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

In order to account for permanent book/tax differences, the Fund increased net investment loss by $922 and decreased accumulated net realized investment loss by $922. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from market discount.

All dividends paid by the Fund for the year ended September 30, 2005, period ended September 30, 2004, and the year ended June 30, 2004, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report 13

FINANCIAL HIGHLIGHTS

    Thornburg Limited Term Municipal Fund

	Year Ended Sept. 30, 2005	3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
				2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.83	$13.68		$14.01	$13.65	$13.44	$13.06

Income from investment operations:
Net investment income	0.40	0.09		0.40	0.45	0.52	0.58
Net realized and unrealized gain (loss) on investments	(0.24)	0.15		(0.33)	0.36	0.21	0.38

Total from investment operations	0.16	0.24		0.07	0.81	0.73	0.96
Less dividends from:
Net investment income	(0.40)	(0.09)		(0.40)	(0.45)	(0.52)	(0.58)

Change in net asset value	(0.24)	0.15		(0.33)	0.36	0.21	0.38
NET ASSET VALUE, end of period	$13.59	$13.83		$13.68	$14.01	$13.65	$13.44

RATIOS/SUPPLEMENTAL DATA
Total return(a)	1.16%	1.78%		0.47%	5.99%	5.54%	7.49%
Ratios to average net assets:
Net investment income	2.91%	2.69	%(b)	2.85%	3.20%	3.83%	4.36%
Expenses, after expense reductions	0.90%	0.89	%(b)	0.91%	0.93%	0.95%	0.99%
Expenses, after expense reductions and net of custody credits	0.90%	0.89	%(b)	0.91%	0.93%	0.95%	—
Expenses, before expense reductions	0.90%	0.89	%(b)	0.91%	0.93%	0.96%	0.99%
Portfolio turnover rate	27.80%	4.57%		21.37%	15.81%	19.59%	25.37%
Net assets at end of period (000)	$967,650	$1,039,050		$1,047,482	$998,878	$785,145	$654,157

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

14 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Limited Term Municipal Fund

	Year Ended Sept. 30, 2005	3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
				2004	2003	2002	2001
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.86	$13.70		$14.04	$13.67	$13.46	$13.08

Income from investment operations:
Net investment income	0.36	0.08		0.36	0.41	0.47	0.53
Net realized and unrealized gain (loss) on investments	(0.24)	0.16		(0.34)	0.37	0.21	0.38

Total from investment operations	0.12	0.24		0.02	0.78	0.68	0.91
Less dividends from:
Net investment income	(0.36)	(0.08)		(0.36)	(0.41)	(0.47)	(0.53)

Change in net asset value	(0.24)	0.16		(0.34)	0.37	0.21	0.38
NET ASSET VALUE, end of period	$13.62	$13.86		$13.70	$14.04	$13.67	$13.46

RATIOS/SUPPLEMENTAL DATA
Total return(a)	0.89%	1.79%		0.12%	5.78%	5.13%	7.07%
Ratios to average net assets:
Net investment income	2.63%	2.43	%(b)	2.56%	2.89%	3.42%	3.96%
Expenses, after expense reductions	1.18%	1.15	%(b)	1.19%	1.18%	1.33%	1.38%
Expenses, after expense reductions and net of custody credits	1.18%	1.15	%(b)	1.19%	1.18%	1.33%	—
Expenses, before expense reductions	1.68%	1.65	%(b)	1.69%	1.68%	1.80%	1.85%
Portfolio turnover rate	27.80%	4.57%		21.37%	15.81%	19.59%	25.37%
Net assets at end of period (000)	$140,606	$156,870		$155,458	$137,559	$57,258	$24,773

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Annual Report 15

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Limited Term Municipal Fund

	Year Ended Sept. 30, 2005	3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
				2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.83	$13.68		$14.01	$13.65	$13.44	$13.06

Income from investment operations:
Net investment income	0.44	0.11		0.44	0.49	0.57	0.63
Net realized and unrealized gain (loss) on investments	(0.24)	0.15		(0.33)	0.36	0.21	0.38

Total from investment operations	0.20	0.26		0.11	0.85	0.78	1.01
Less dividends from:
Net investment income	(0.44)	(0.11)		(0.44)	(0.49)	(0.57)	(0.63)

Change in net asset value	(0.24)	0.15		(0.33)	0.36	0.21	0.38
NET ASSET VALUE, end of period	$13.59	$13.83		$13.68	$14.01	$13.65	$13.44

RATIOS/SUPPLEMENTAL DATA
Total return(a)	1.50%	1.87%		0.80%	6.36%	5.91%	7.91%
Ratios to average net assets:
Net investment income	3.25%	3.02	%(b)	3.18%	3.54%	4.18%	4.75%
Expenses, after expense reductions	0.57%	0.55	%(b)	0.57%	0.58%	0.60%	0.60%
Expenses, after expense reductions and net of custody credits	0.57%	0.55	%(b)	0.57%	0.58%	0.60%	—
Expenses, before expense reductions	0.57%	0.55	%(b)	0.57%	0.58%	0.62%	0.65%
Portfolio turnover rate	27.80%	4.57%		21.37%	15.81%	19.59%	25.37%
Net assets at end of period (000)	$290,369	$238,589		$222,760	$197,367	$123,652	$86,160

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

16 Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-459, CLASS C - 885-215-442, CLASS I - 885-215-434

NASDAQ SYMBOLS: CLASS A - LTMFX, CLASS C - LTMCX, CLASS I - LTMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ARIZONA — 1.07%
Arizona State Transportation Board Grant Anticipation Notes Series A, 5.00% due 7/1/2009	Aa3/AA-	$2,500,000	$2,657,825
Maricopa County Arizona School District 97, 5.50% due 7/1/2008 (Insured: FGIC)	Aaa/NR	650,000	691,002
Maricopa County School District 008, 7.50% due 7/1/2008 (Insured: MBIA)	A1/AAA	1,000,000	1,112,510
Mohave County Industrial Development Authority Correctional Facilities Contract Revenue Series A, 5.00% due 4/1/2009 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	4,595,000	4,845,198
Mohave County Industrial Development Authority Series A, 5.00% due 4/1/2014 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	3,135,000	3,375,486
Pima County Industrial Development Authority Education Revenue Series C, 6.40% due 7/1/2013 (Arizona Charter Schools Project)	Baa3/NR	1,000,000	1,070,180
Pima County Industrial Development Authority Industrial Revenue Refunding Lease Obligation A, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	570,000	585,447
Tucson Water Revenue Series D, 9.75% due 7/1/2008	Aa3/A+	500,000	585,015

ALABAMA — 1.78%
Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	10,000,000	10,599,900
Huntsville Health Care Authority Series A, 5.00% due 6/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,142,460
Scottsboro Industrial Development Board Refunding, 5.25% due 5/1/2009 (LOC: PNC Bank)	NR/NR	1,920,000	1,933,517
West Jefferson Industrial Development, 2.90% due 6/1/2028 put 10/3/2005 (Alabama Power Co. Project) (daily demand notes)	VMIG1/A-1	1,200,000	1,200,000
Wilsonville Industrial Development Board Pollution Control Revenue Refunding, 4.20% due 6/1/2019 put 6/1/2006 (Southern Electric Gaston Project; Insured: AMBAC)	Aaa/AAA	8,955,000	9,014,013

ALASKA — 0.53%
Alaska Energy Authority Power Revenue Refunding Third Series, 6.00% due 7/1/2008 (Bradley Lake Project; Insured: FSA)	Aaa/AAA	2,800,000	3,005,632
Alaska Student Loan Corp. Revenue Series A, 5.25% due 1/1/2012 (Capital Project; Insured: FSA)	NR/AAA	3,000,000	3,283,560
Anchorage Ice Rink Revenue, 6.375% due 1/1/2020 pre-refunded 7/1/2010	NR/NR	1,000,000	1,122,950

ARKANSAS — 0.52%
Conway Electric Revenue Refunding, 5.00% due 8/1/2007	A2/NR	2,000,000	2,062,420
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2010 (Regional Medical Center Project)	NR/A	1,000,000	1,079,740
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2011 (Regional Medical Center Project)	NR/A	1,075,000	1,168,385
Little Rock Hotel & Restaurant Gross Receipts Tax Refunding, 7.125% due 8/1/2009	A3/NR	2,645,000	2,892,123

CALIFORNIA — 2.33%
Bay Area Government Association Rapid Transit, 4.875% due 6/15/2009 (Insured: AMBAC)	Aaa/AAA	620,000	621,023
California Health Facilities Financing Authority Revenue Series 83 C, 9.25% due 12/1/2006 (Mercy Health Care Project) (ETM)	Aaa/AAA	1,600,000	1,715,840
California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,620,000	2,793,313
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/BBB+	2,050,000	2,163,098
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2012	A2/BBB+	2,600,000	2,869,178
California State Department of Water Resources Power Supply Series A, 6.00% due 5/1/2013	A2/BBB+	2,550,000	2,896,316
California State Series A-3, 2.77% due 5/1/2033 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	500,000	500,000

Certified Annual Report 17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California Statewide Community Development Authority Revenue Series D, 4.35% due 11/1/2036 put 3/1/2007 (Kaiser Permanente Project)	VMIG2/A-1	$2,000,000	$2,030,420
Central Valley Financing Authority Revenue, 6.00% due 7/1/2009 (Carson Ice Project)	NR/BBB	500,000	508,950
Metropolitan Water District Series B-3, 2.77% due 7/1/2035 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	1,500,000	1,500,000
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	Baa2/BBB+	6,100,000	6,106,893
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.875% due 12/1/2027 Crossover refunded 12/1/2005	Aa3/AA	2,500,000	2,536,800
San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured: AMBAC)	Aaa/AAA	3,000,000	3,042,600
Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 4.00% due 4/1/2036 put 10/2/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,012,830
Torrance Hospital Revenue Series A, 7.10% due 12/1/2015 pre-refunded 12/1/2005 (Little Co. of Mary Hospital Project)	NR/AAA	1,305,000	1,314,487
Tri City Hospital District Revenue Refunding Series B, 6.00% due 2/15/2006 (Insured: MBIA)	Aaa/AAA	1,000,000	1,011,650

COLORADO — 4.08%
Adams County Communication Center Series A, 4.75% due 12/1/2006	Baa1/NR	1,025,000	1,033,723
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2012 (Insured: FHA, MBIA)	NR/AAA	1,310,000	1,407,412
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2012 (Insured: FHA, MBIA)	NR/AAA	1,345,000	1,449,950
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2013 (Insured: FHA, MBIA)	NR/AAA	1,380,000	1,483,721
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2013 (Insured: FHA, MBIA)	NR/AAA	1,420,000	1,529,993
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,530,000	1,649,019
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,565,000	1,689,558
Adams County School District 012 Series A, 4.375% due 12/15/2007	Aa3/AA-	1,000,000	1,028,740
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/A-1	12,200,000	12,820,004
Colorado Department of Transport Revenue Anticipation Notes, 6.00% due 6/15/2008 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,611,840
Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio Project)	NR/BBB+	1,000,000	1,019,480
Colorado Health Facilities Authority, 5.00% due 9/1/2007 (Catholic Health Initiatives Project)	Aa2/AA	5,705,000	5,894,863
Colorado Health Facilities Authority Series A, 5.375% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	515,000	545,658
Colorado Housing Finance Authority, 5.25% due 10/1/2007	A1/AA+	80,000	80,624
Colorado Springs Utilities Revenue Systems Subordinated Lien Refunding & Improvement Series A, 5.00% due 11/15/2005	Aa2/AA	2,230,000	2,235,976
Denver City & County COP Series A, 5.50% due 5/1/2006 (Insured: MBIA)	Aaa/AAA	500,000	507,720
Denver Convention Center Senior Series A, 5.00% due 12/1/2011 (Insured: XLCA)	Aaa/AAA	3,335,000	3,588,227
El Paso County School District Number 49 Series A, 6.00% due 12/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,084,040
Highlands Ranch Metro District 2 GO, 6.50% due 6/15/2012 (Insured: FSA)	Aaa/AAA	1,000,000	1,172,830
Highlands Ranch Metropolitan District 3 Refunding Series B, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,760,000	1,845,466
Highlands Ranch Metropolitan District 3 Series A, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,520,000	1,593,811
Lakewood COP, 4.40% due 12/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,035,340
Metropolitan Football Stadium District Colorado Sales Tax Revenue Capital Appreciation Series A, 0% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,025,000	953,834
Pinery West Metropolitan District 3, 4.70% due 12/1/2021 put 12/1/2007 (LOC: Compass Bank)	NR/A-2	970,000	986,412
Plaza Metropolitan District 1 Revenue, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment Project)	NR/NR	6,000,000	6,621,120
Regional Transportation District of Colorado Series A, 5.00% due 6/1/2009 (Transit Vehicles Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,059,320
Southland Metropolitan District Number 1 unlimited GO, 6.75% due 12/1/2016	NR/NR	1,000,000	1,095,770

CONNECTICUT — 0.12%
Bridgeport GO, 6.00% due 3/1/2006 (Insured: AMBAC)	Aaa/AAA	1,325,000	1,342,397

18 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Capitol Region Education Council, 6.375% due 10/15/2005	NR/BBB	$350,000	$350,378

DELAWARE — 0.53%
Delaware State Economic Development Authority Revenue, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light Project)	Baa1/BBB	2,045,000	2,151,565
Delaware State Health Facilities Authority Revenue, 6.25% due 10/1/2006 (ETM)	Aaa/AAA	845,000	848,194
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 6/1/2011 (Beebe Medical Center Project)	Baa1/BBB+	1,275,000	1,359,584
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,370,000	1,474,572
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,445,000	1,542,595

DISTRICT OF COLUMBIA — 2.01%
District of Columbia, 5.50% due 6/1/2008 (Insured: AMBAC)	Aaa/AAA	1,915,000	2,027,602
District of Columbia COP, 5.00% due 1/1/2008 (Public Safety & Emergency Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,039,440
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	Aaa/AAA	5,950,000	6,444,980
District of Columbia Hospital Revenue, 5.70% due 8/15/2008 (Medlantic Healthcare Project) (ETM)	Aaa/AAA	4,430,000	4,618,674
District of Columbia Hospital Revenue Refunding, 5.10% due 8/15/2008 (Medlantic Healthcare Group A Project) (ETM)	Aaa/AAA	1,500,000	1,567,965
District of Columbia Revenue, 5.50% due 10/1/2005 (Insured: MBIA)	Aaa/AAA	500,000	500,035
District of Columbia Revenue, 6.00% due 1/1/2007 (American Assoc. for Advancement of Science Project; Insured: AMBAC)	Aaa/AAA	500,000	517,780
District of Columbia Revenue, 6.00% due 1/1/2009 (American Assoc. for Advancement of Science Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,082,250
District of Columbia Series A, 5.50% due 6/1/2009 (Insured: MBIA)	Aaa/AAA	4,700,000	5,056,072
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2009 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	2,000,000	1,752,580
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2011 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,990,000	1,595,303
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2012 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,480,000	1,130,439
Washington DC Convention Center Authority Dedicated Tax Revenue, 5.00% due 10/1/2006 (Insured: AMBAC)	Aaa/AAA	750,000	765,233

FLORIDA — 5.98%
Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	5,000,000	5,327,650
Capital Projects Finance Authority Student Housing, 5.50% due 10/1/2012 (Capital Projects Student Housing; Insured: MBIA)	Aaa/AAA	1,000,000	1,091,460
Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	2,996,000	3,172,345
Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	7,000,000	7,398,230
Escambia County Health Facilities Revenue Baptist Hospital Baptist Manor, 5.125% due 10/1/2014	A3/BBB+	2,755,000	2,842,251
Florida Housing Finance Corp. Multifamily Housing Charleston Series I A, 2.75% due 7/1/2031 put 10/3/2005 (daily demand notes)	NR/A-1+	1,600,000	1,600,000
Florida State Refunding, 6.00% due 7/1/2006 (Department of Transportation Right of Way Project)	Aa1/AAA	1,465,000	1,498,944
Gulf Breeze Florida Revenue Local Government Series C, 4.00% due 12/1/2015 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	1,900,000	1,915,808

Certified Annual Report 19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Gulf Breeze Florida Revenue Local Government Series E, 4.00% due 12/1/2020 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	$2,170,000	$2,188,054
Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	6,000,000	6,318,720
Jacksonville Electric St. John’s River Park Systems Revenue Refunding Issue-2 17th Series, 5.25% due 10/1/2012	Aa2/AA-	5,000,000	5,438,450
Miami Dade County School Board COP Series A, 5.00% due 5/1/2006 (Insured: MBIA)	Aaa/AAA	1,910,000	1,933,588
Miami Dade County School Board COP Series B, 5.50% due 5/1/2031 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,010,000	1,105,920
Miami Dade County School Board COP Series C, 5.00% due 8/1/2007 (Insured: MBIA)	Aaa/AAA	3,390,000	3,511,769
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	3,560,000	3,448,714
Orange County Health Facilities Authority, 5.80% due 11/15/2009 (Adventist Health System Project)	A2/A+	1,395,000	1,526,995
Orange County Health Facilities Authority Revenue Refunding, 6.25% due 11/15/2008 (Adventist Health Systems Project; Insured: AMBAC)	Aaa/AAA	3,120,000	3,194,412
Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2007 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	925,000	979,677
Orange County School Board Series A, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	10,000,000	10,757,700
Palm Beach County Industrial Development Revenue Series 1996, 6.00% due 12/1/2006 (Lourdes-Noreen McKeen Residence Project) (ETM)	NR/A	940,000	970,917
Palm Beach County Solid Waste Authority Revenue Refunding Series A, 5.00% due 10/1/2005	Aa3/AA-	2,420,000	2,420,121
Pasco County Housing Finance Authority Multi Family Revenue Refunding Series A, 5.35% due 6/1/2027 put 6/1/2008 (Oak Trail Apts Project; Insured: AXA)	NR/AA-	1,000,000	1,007,810
Pelican Marsh Community Development District Refunding Series A, 5.00% due 5/1/2011 (Insured: Radian)	NR/AA	3,025,000	3,093,546
St Johns County Florida Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,755,000	1,895,628
Tampa Solid Waste System Revenue Series A, 4.35% due 10/1/2008 (Insured: AMBAC)	Aaa/AAA	6,045,000	6,223,267
University Athletic Association Inc. Florida Athletic Program Revenue Refunding, 2.20% due 10/1/2031 put 10/1/2005 (LOC: Suntrust Bank)	Aa3/NR	2,835,000	2,835,000

GEORGIA — 0.60%
Floyd County Sales Tax, 3.50% due 1/1/2006	Aa3/NR	1,500,000	1,502,655
Georgia Municipal Association Inc. COP, 5.00% due 12/1/2006 (Atlanta City Court Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,024,020
Georgia Municipal Electric Power Authority Revenue Series Y, 6.30% due 1/1/2006	A1/A+	730,000	736,074
Georgia Municipal Electric Power Authority Revenue Unrefunded Balance Series DD, 7.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,495,000	1,617,425
Monroe County Development Authority Pollution Control, 6.75% due 1/1/2010 (Oglethorpe Power Scherer A Refunding; Insured: MBIA)	Aaa/AAA	2,000,000	2,262,240
Monroe County Development Authority Pollution Control Revenue Oglethorpe Power Scherer A, 6.80% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,000,000	1,175,710

HAWAII — 0.30%
Hawaii State Department of Budget & Finance Special Purpose Hawaiian Electric Co., 4.95% due 4/1/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,138,540
Hawaii State Refunding Series Cb, 5.75% due 1/1/2007	Aa2/AA-	1,000,000	1,033,760
Honolulu City & County Refunding Series A, 7.35% due 7/1/2006	Aa2/AA-	1,000,000	1,032,430

IDAHO — 0.22%
Twin Falls Urban Renewal Agency Refunding Series A, 4.95% due 8/1/2014	NR/NR	1,640,000	1,633,276
Twin Falls Urban Renewal Agency Refunding Series A, 5.15% due 8/1/2017	NR/NR	1,455,000	1,442,182

ILLINOIS — 9.95%
Champaign County Community No 116 Series C, 0% due 1/1/2009 (ETM)	Aaa/AAA	1,205,000	1,080,186

20 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

    Thornburg Limited Term Municipal Fund

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Champaign County Community No 116 Unrefunded Balance Series C, 0% due 1/1/2009 (Insured: FGIC)	Aaa/AAA	$2,140,000	$1,915,878
Chicago Board of Education, 6.00% due 12/1/2009 (Insured: FGIC)	Aaa/AAA	2,000,000	2,207,820
Chicago Board of Education School Reform, 6.25% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	750,000	871,222
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2007	Aa3/AA	1,000,000	1,028,150
Chicago Housing Authority Capital Program Revenue, 5.25% due 7/1/2010	Aa3/AA	2,300,000	2,457,044
Chicago Metropolitan Water Reclamation District, 6.90% due 1/1/2007	Aaa/AA+	2,300,000	2,369,069
Chicago Midway Airport Revenue Series A, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,340,000	1,386,538
Chicago Midway Airport Revenue Series C, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,180,000	1,298,201
Chicago O’Hare International Airport Revenue, 5.375% due 1/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,025,790
Chicago O’Hare International Airport Revenue, 5.00% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,105,000	1,190,229
Chicago O’Hare International Airport Revenue 2nd Lien Series C-1, 5.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,063,210
Chicago O’Hare International Airport Revenue Passenger Facility Series A, 5.625% due 1/1/2014 (Insured: AMBAC)	Aaa/AAA	3,065,000	3,145,609
Chicago O’Hare International Airport Revenue Refunding Series A, 4.90% due 1/1/2006 (Insured: MBIA)	Aaa/AAA	675,000	678,037
Chicago Park District Parking Facility Revenue, 5.75% due 1/1/2010 (ETM)	Baa1/A	1,000,000	1,094,340
Chicago Public Commerce Building Revenue Series C, 5.50% due 2/1/2006 (Insured: FGIC)	Aaa/AAA	2,000,000	2,017,680
Chicago Refunding Series A, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,187,920
Chicago Refunding Series A-2, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,139,580
Chicago Tax Increment Allocation Central Series A, 0% due 12/1/2005 (Insured: AMBAC)	Aaa/AAA	5,000,000	4,976,250
Chicago Water Revenue, 6.50% due 11/1/2011 (Insured: FGIC)	Aaa/AAA	1,810,000	2,098,822
Cook & Will Counties Township High School District 206 Series C, 0% due 12/1/2005 (Insured: FSA)	Aaa/AAA	2,545,000	2,532,886
Cook County Capital Improvement, 5.50% due 11/15/2008 pre-refunded 11/15/2006	Aaa/AAA	995,000	1,033,089
Cook County Community Capital Appreciation, 0% due 12/1/2010 (Insured: FSA)	Aaa/NR	2,000,000	1,660,340
Cook County Community School District 97 Series B, 9.00% due 12/1/2013 (Insured: FGIC)	Aaa/NR	2,250,000	3,060,157
Cook County School District 99, 9.00% due 12/1/2012 (Insured: FGIC)	Aaa/NR	1,000,000	1,322,620
Du Page County Forest Preservation District, 0% due 11/1/2009	Aaa/AAA	5,000,000	4,349,000
Glenview Multi Family Revenue Refunding, 5.20% due 12/1/2027 put 12/1/2007 (Collateralized: FNMA)	NR/AAA	1,485,000	1,526,521
Hoffman Estates Illinois Tax Increment Revenue, 0% due 5/15/2006 (Hoffman Estates Economic Dev. Project; Guaranty: Sears)	Ba1/NR	3,075,000	2,998,648
Hoffman Estates Illinois Tax Increment Revenue Junior Lien, 0% due 5/15/2007	Ba1/NR	1,500,000	1,400,700
Illinois Development Finance Authority Pollution Control Revenue Refunding, 5.70% due 1/15/2009 (Commonwealth Edison Co. Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,214,740
Illinois Development Finance Authority Pollution Series A, 7.375% due 7/1/2021 pre-refunded 7/1/2006 (Illinois Power Co. Project)	Baa1/NR	5,000,000	5,256,150
Illinois Development Finance Authority Revenue, 4.00% due 11/15/2005 (Insured: XLCA)	Aaa/AAA	860,000	861,178
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2009 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,635,000	3,959,206
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2010 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,860,000	4,264,760
Illinois Development Finance Authority Revenue Community Rehab Providers A, 5.00% due 7/1/2006	NR/BBB	645,000	647,793
Illinois Development Finance Authority Revenue Provena Health Series A, 5.50% due 5/15/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,060,130
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.60% due 7/1/2006	NR/BBB	1,000,000	1,010,270
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers Series A, 6.00% due 7/1/2015	NR/BBB	4,500,000	4,644,585
Illinois Development Finance Authority Revenue Series A, 5.75% due 5/15/2014 (Provena Health Project; Insured: MBIA)	Aaa/AAA	6,035,000	6,435,422

Certified Annual Report 21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2009 (Insured: MBIA)	Aaa/AAA	$1,275,000	$1,388,921
Illinois Health Facilities Authority Revenue, 5.50% due 11/15/2007 (OSF Healthcare System Project)	A2/A	915,000	953,037
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2008 (Iowa Health System Project)	A1/NR	1,290,000	1,372,392
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2009 (Iowa Health System Project)	A1/NR	1,375,000	1,491,710
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2010 (Iowa Health System Project)	A1/NR	1,465,000	1,617,389
Illinois Health Facilities Authority Revenue, 6.00% due 2/15/2011 (Iowa Health System Project; Insured: AMBAC)	Aaa/AAA	1,560,000	1,739,010
Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2007 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,550,505
Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2008 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,570,395
Illinois Health Facilities Authority Revenue Refunding, 5.50% due 11/15/2011 (Methodist Medical Center Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,204,330
Illinois Health Facilities Authority Revenue University of Chicago, 5.00% due 8/15/2009 (Hospital Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,057,410
Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,040,000	1,123,179
Illinois State COP Central Management Department, 5.00% due 7/1/2007 (Insured: AMBAC)	Aaa/AAA	500,000	516,580
Illinois State Partners Series A, 6.00% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,022,940
Kane County School District Number 129 Aurora West Side Refunding, 5.50% due 2/1/2012 (Insured: FGIC)	Aaa/NR	1,200,000	1,259,736
Lake County Community Consolidated School District 73, 9.00% due 1/1/2006 (Insured: FSA)	Aaa/NR	1,000,000	1,014,990
Lake County Community High School District 117 Series B, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	2,000,000	1,933,340
Lake County Community High School District 117 Series B, 0% due 12/1/2011 (Insured: FGIC)	Aaa/NR	3,235,000	2,568,752
Lake County Consolidated High School Refunding, 3.25% due 12/1/2005	NR/AA-	2,990,000	2,992,003
McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	861,370
McHenry & Kane Counties II, 0% due 1/1/2012 (Insured: FGIC)	Aaa/AAA	2,200,000	1,733,270
Mclean & Woodford Counties School District GO, 7.375% due 12/1/2010 (Insured: FSA)	Aaa/NR	1,500,000	1,773,120
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Series A-2002, 6.00% due 6/15/2007 pre-refunded 6/15/2006 (McCormick Place Exposition Project; Insured: AMBAC)	Aaa/AAA	1,250,000	1,301,862
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Series A-2002, 6.00% due 6/15/2007 pre-refunded 6/15/2006 (McCormick Place Exposition Project)	Aaa/AAA	3,750,000	3,900,788
Naperville City, Du Page & Will Counties Economic Development Revenue, 6.10% due 5/1/2008 (Hospital & Health System Association Project; LOC: American National Bank)	NR/AA-	1,895,000	1,936,368
Peoria Public Building Commission School District Facilities Revenue, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	1,100,000	1,026,421
University of Illinois COP Series A, 5.00% due 8/15/2019 pre-refunded 8/15/2011 (Utility Infrastructure Project)	Aaa/AAA	5,235,000	5,668,772
University of Illinois Revenues, 0% due 10/1/2006 (Insured: MBIA) (b)	Aaa/AAA	6,300,000	6,123,159

INDIANA — 6.45%
Allen County Economic Development Revenue, 5.00% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	1,370,000	1,431,705
Allen County Economic Development Revenue First Mortgage, 5.20% due 12/30/2005 (Indiana Institute of Technology Project)	NR/NR	965,000	969,371
Allen County Economic Development Revenue First Mortgage, 5.30% due 12/30/2006 (Indiana Institute of Technology Project)	NR/NR	690,000	705,359
Allen County Economic Development Revenue First Mortgage, 5.60% due 12/30/2009 (Indiana Institute of Technology Project)	NR/NR	1,110,000	1,172,482

22 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010	Aa3/NR	$1,115,000	$1,239,490
Allen County Jail Building Corp. GO, 5.00% due 10/1/2011 (Insured: XLCA)	Aaa/AAA	2,390,000	2,564,518
Allen County Jail Building Corp. GO, 5.00% due 10/1/2012 (Insured: XLCA)	Aaa/AAA	1,275,000	1,372,767
Allen County Jail Building Corp. GO, 5.00% due 10/1/2014 (Insured: XLCA)	Aaa/AAA	1,000,000	1,078,110
Allen County Jail Building Corp. GO, 5.00% due 10/1/2015 (Insured: XLCA)	Aaa/AAA	1,480,000	1,595,336
Allen County Jail Building Corp. GO, 5.00% due 10/1/2016 (Insured: XLCA)	Aaa/AAA	1,520,000	1,637,146
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2016	A3/NR	1,000,000	1,043,330
Ball State University Revenues Student Fee Series K, 5.75% due 7/1/2012 (Insured: FGIC)	Aaa/AAA	1,000,000	1,117,580
Boone County Hospital Association Lease Revenue, 5.00% due 1/15/2007 (ETM)	Aaa/AAA	1,085,000	1,112,179
Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	691,806
Boonville Junior High School Building Corp. Revenue, 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	672,129
Boonville Junior High School Building Corp. Revenue Refunding, 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	732,954
Brownsburg 1999 School Building, 5.00% due 2/1/2011 (Insured: FSA)	Aaa/AAA	1,720,000	1,844,941
Brownsburg 1999 School Building, 5.00% due 8/1/2011 (Insured: FSA)	Aaa/AAA	1,835,000	1,976,570
Brownsburg 1999 School Building, 5.25% due 2/1/2012 (Insured: FSA)	Aaa/AAA	1,880,000	2,052,810
Brownsburg 1999 School Building, 5.25% due 8/1/2012 (Insured: FSA)	Aaa/AAA	1,755,000	1,925,112
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2009 (Insured: AMBAC)	Aaa/AAA	1,175,000	1,249,765
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2010 (Insured: AMBAC)	Aaa/AAA	1,135,000	1,219,716
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2011 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,015,000	1,080,742
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2012 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,068,730
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2013 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,083,450
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,077,700
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aaa/AAA	910,000	984,029
Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage, 0% due 1/15/2006 (State Aid Withholding)	NR/A	1,860,000	1,841,419
Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage Refunding, 0% due 7/5/2008 (Insured: MBIA)	NR/AAA	1,860,000	1,699,594
Evansville Vanderburgh Refunding, 5.00% due 7/15/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,083,320
Evansville Vanderburgh Refunding, 5.00% due 7/15/2015 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,083,590
Goshen Multi School Building Corp. First Mortgage, 5.20% due 7/15/2007 (Insured: MBIA)	Aaa/AAA	965,000	1,000,695
Hammond Multi-School Building Corp. First Mortgage Refunding Bond Series 1997, 6.00% due 7/15/2008 (Lake County Project; State Aid Withholding)	NR/A	2,305,000	2,422,325
Huntington Economic Development Revenue, 6.00% due 11/1/2006 (United Methodist Membership Project)	NR/NR	295,000	301,396
Huntington Economic Development Revenue, 6.15% due 11/1/2008 (United Methodist Membership Project)	NR/NR	700,000	738,388
Huntington Economic Development Revenue, 6.20% due 11/1/2010 (United Methodist Membership Project)	NR/NR	790,000	830,179
Indiana Health Facility Financing Authority Hospital Revenue, 5.75% due 11/1/2005 (Daughters of Charity Project) (ETM)	Aaa/AA+	85,000	85,214
Indiana Health Facility Financing Authority Hospital Revenue Series D, 5.00% due 11/1/2026 pre-refunded 11/1/2007	Aaa/NR	1,650,000	1,707,024
Indiana Municipal Power Supply Systems Revenue Refunding Series B, 5.80% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,057,050
Indiana State Educational Facilities Authority Revenue, 5.75% due 10/1/2009 (University of Indianapolis Project)	NR/A-	670,000	720,411
Indiana University Revenues Refunding, 0% due 8/1/2007 (Insured: AMBAC)	Aaa/AAA	2,500,000	2,359,850
Indianapolis Airport Authority Revenue Refunding Series A, 5.35% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	1,100,000	1,139,633
Indianapolis Local Public Improvement Bond Bank Transportation Revenue, 0% due 7/1/2006 (ETM)	Aa2/AA-	1,240,000	1,213,055

Certified Annual Report 23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Indianapolis Resource Recovery Revenue Refunding, 6.75% due 12/1/2006 (Ogden Martin Systems, Inc. Project; Insured: AMBAC)	Aaa/AAA	$2,000,000	$2,078,700
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Aaa/AAA	855,000	917,877
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Aaa/AAA	455,000	497,829
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	Aaa/AAA	1,200,000	1,297,200
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	1,250,000	1,351,325
Monroe County Community School Building Corp. Revenue Refunding, 5.00% due 1/15/2007 (Insured: AMBAC)	Aaa/AAA	625,000	638,513
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,055,000	1,138,007
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2014 (Insured: MBIA)	Aaa/AAA	1,135,000	1,226,935
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2015 (Insured: MBIA)	Aaa/AAA	1,140,000	1,232,408
Northwestern School Building Corp., 5.00% due 7/15/2011 (State Aid Withholding)	NR/AA	1,240,000	1,325,808
Perry Township Multi School Building Refunding, 5.00% due 1/10/2013 (Insured: FSA)	Aaa/NR	1,225,000	1,319,080
Perry Township Multi School Building Refunding, 5.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,235,000	1,353,560
Perry Township Multi School Building Refunding, 5.00% due 7/10/2013 (Insured: FSA)	Aaa/NR	2,025,000	2,184,226
Perry Township Multi School Building Refunding, 5.25% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,305,000	1,434,091
Perry Township Multi School Building Refunding, 5.25% due 1/15/2014 (Insured: MBIA)	Aaa/AAA	1,335,000	1,468,313
Perry Township Multi School Building Refunding, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,302,466
Peru Community School Corp. Refunding First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	679,598
Rockport Pollution Control Revenue Series C, 2.625% due 4/1/2025 put 10/1/2006 (Indiana Michigan Power Co. Project)	Baa2/BBB	4,030,000	3,983,131
Vigo County Elementary School Building Corp. Refunding & Improvement First Mortgage, 4.00% due 1/10/2008 (Insured: FSA)	Aaa/AAA	1,635,000	1,664,463
Warren Township Vision 2005 School Building Corp., 3.00% due 1/10/2006 (Insured: FGIC)	Aaa/AAA	595,000	595,208
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding)	NR/AA-	995,000	1,083,316
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding)	NR/AA-	1,095,000	1,203,306
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (Insured: FGIC)	Aaa/AAA	2,080,000	2,320,760
Westfield Elementary School Building Corp. First Mortgage Series 1997, 6.80% due 7/15/2007 (ETM)	Aaa/AAA	1,480,000	1,539,777
Whitko Indiana Middle School Building Corp. Refunding, 5.35% due 7/15/2007 (Insured: FSA)	Aaa/AAA	1,305,000	1,338,304

IOWA — 1.90%
Ankeny Community School District Sales & Services Tax Revenue, 5.00% due 7/1/2010	NR/A+	2,900,000	3,070,549
Des Moines Limited Obligation Revenue, 6.25% due 12/1/2015 put 12/1/2005 (Des Moines Parking Associates Project; LOC:Wells Fargo Bank)	NR/NR	3,355,000	3,357,684
Iowa Finance Authority Commercial Development Revenue Refunding, 5.75% due 4/1/2014 put 4/1/2010 (Governor Square Project; Insured: AXA)	NR/AA-	6,650,000	6,940,406
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2007 (Iowa Health Services Project)	A1/NR	435,000	452,052
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2009 (Iowa Health Services Project)	A1/NR	1,825,000	1,979,906
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2010 (Iowa Health Services Project)	A1/NR	1,955,000	2,159,180
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services Project; Insured: AMBAC)	Aaa/AAA	3,145,000	3,508,593
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2007	Aa3/AA-	1,430,000	1,502,487
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2010	Aa3/AA-	3,295,000	3,600,117

KANSAS — 0.12%
Dodge Unified School District 443 Ford County, 8.25% due 9/1/2006 (Insured: FSA)	Aaa/AAA	500,000	523,790
Wichita Water & Sewer Utility Revenue, 5.50% due 10/1/2011 pre-refunded 10/1/2006 (Insured: FGIC)	Aaa/AAA	1,160,000	1,201,099

KENTUCKY — 1.40%
Kentucky Economic Development Finance Authority Refunding & Improvement Series A, 5.00% due 2/1/2009 (Ashland Hospital Project; Insured: FSA)	Aaa/AAA	1,580,000	1,663,977
Kentucky Economic Development Finance Authority Refunding & Improvement Series A, 5.00% due 2/1/2010 (Ashland Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,062,090

24 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2009 converts to 5.35% 10/1/2005 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	$7,400,000	$7,892,026
Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2010 converts to 5.40% 10/1/2005 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,830,000	8,465,169
Kentucky State Turnpike Authority Resources Recovery Revenue, 0% due 7/1/2006 (Insured: FGIC)	Aaa/AAA	390,000	381,779
Louisville Water Revenue Refunding, 6.00% due 11/15/2006 (ETM)	Aaa/AAA	150,000	154,758

LOUISIANA — 2.46%
Jefferson Parish Hospital District 2, 5.25% due 12/1/2015 crossover-refunded 12/1/2005 (Insured: FGIC)	Aaa/AAA	4,125,000	4,139,396
Jefferson Sales Tax District Special Sales Tax Revenue Refunding, 5.25% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,440,000	1,474,834
Jefferson Sales Tax District Special Sales Tax Revenue Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,515,000	1,578,009
Louisiana Local Govt. Environmental Facilities & Community Dev. Auth. Multi Family Revenue Series A, 5.00% due 9/1/2012 (Bellemont Apartments Project)	Baa1/NR	1,000,000	1,006,350
Louisiana PFA Revenue, 5.375% due 12/1/2008 (Wynhoven Health Care Center Project; Guaranty: Archdiocese of New Orleans)	NR/NR	1,850,000	1,855,291
Louisiana Public Facilities Authority Revenue, 5.75% due 10/1/2008 (Loyola University Project)	A1/A+	1,000,000	1,041,010
Louisiana Public Facilities Authority Revenue Refunding, 4.00% due 4/1/2006 (Loyola University Project)	A1/A+	1,085,000	1,085,477
Louisiana Public Facilities Authority Revenue Refunding, 5.50% due 10/1/2006 (Loyola University Project)	A1/A+	1,280,000	1,298,432
Louisiana State Correctional Facility Lease, 5.00% due 12/15/2008 (Insured: Radian)	NR/AA	7,135,000	7,369,599
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, 4.375% due 10/1/2020 put 6/1/2007 (Loop LLC Project)	A3/A	2,350,000	2,369,270
Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A	5,000,000	5,006,300
New Orleans Parish School Board, 0% due 2/1/2008 (ETM)	NR/AAA	6,050,000	5,228,712
New Orleans Refunding, 0% due 9/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	968,740

MARYLAND — 0.63%
Baltimore Maryland, 7.00% due 10/15/2009 (Insured: MBIA)	Aaa/AAA	580,000	661,461
Howard County Retirement Community Revenue Series A, 7.25% due 5/15/2015 pre-refunded 5/15/2010	NR/AAA	1,000,000	1,193,160
Howard County Retirement Community Revenue Series A, 7.875% due 5/15/2021 pre-refunded 5/15/2010	NR/AAA	2,500,000	3,044,525
Maryland State Health High Educational Facilities Refunding, 6.00% due 7/1/2009 (John Hopkins University Project)	Aa2/AA	3,605,000	3,960,417

MASSACHUSETTS — 2.46%
Massachusetts Development Finance Agency Resource Recovery Revenue Series A, 5.50% due 1/1/2011 (Insured: MBIA)	Aaa/AAA	3,470,000	3,781,051
Massachusetts Development Finance Agency Resource Recovery Revenue Series B, 5.625% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,240,000	1,366,269
Massachusetts Industrial Finance Agency Revenue, 8.375% due 2/15/2018 pre-refunded 2/15/2006 (Glenmeadow Retirement Project)	NR/NR	1,000,000	1,038,400
Massachusetts State 1999 to 2021 Refunding Series B, 6.50% due 8/1/2008	Aa2/AA	2,000,000	2,168,960
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2011 (Insured: Assured Guaranty)	NR/AAA	2,345,000	2,512,316
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2012 (Insured: Assured Guaranty)	NR/AAA	2,330,000	2,503,468
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,215,000	3,450,402
Massachusetts State Health & Educational Series H, 5.375% due 5/15/2012 (New England Medical Center Hospital Project; Insured: FGIC)	Aaa/AAA	3,415,000	3,738,776
Massachusetts State Industrial Finance Agency, 5.90% due 7/1/2027 pre-refunded 7/1/2007 (Dana Hall School Project)	Baa2/BBB	1,220,000	1,299,154

Certified Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Massachusetts State Industrial Finance Agency Capital Appreciation Biomedical A, 0% due 8/1/2010	Aa3/A+	$10,000,000	$8,348,700
Massachusetts State Refunding GO Series A, 6.00% due 11/1/2008	Aaa/AAA	1,000,000	1,083,370
Massachusetts State Refunding Series A, 5.50% due 1/1/2010	Aa2/AA	1,500,000	1,627,995
Taunton GO, 8.00% due 2/1/2006 (Insured: MBIA)	Aaa/AAA	1,500,000	1,525,515

MICHIGAN — 2.39%
Dearborn Economic Development Corp. Oakwood Obligation Group Series A, 5.75% due 11/15/2015 (Insured: FGIC)	Aaa/AAA	2,450,000	2,506,252
Detroit Convention Facility, 5.25% due 9/30/2007	NR/A	1,000,000	1,036,070
Detroit Michigan Series A, 6.00% due 4/1/2007 (ETM)	Aaa/AAA	1,405,000	1,466,694
Dickinson County Healthcare Systems Hospital Revenue Refunding, 5.50% due 11/1/2013 (Insured: ACA)	NR/A	2,500,000	2,658,325
Jackson County Hospital Finance Authority Hospital Revenue Series A, 5.00% due 6/1/2006 (W.A. Foote Memorial Hospital Project; Insured: AMBAC)	Aaa/NR	1,670,000	1,692,495
Michigan Hospital Finance Authority Revenue, 5.375% due 7/1/2012 (Insured: FSA)	Aaa/AAA	2,000,000	2,043,680
Michigan Hospital Finance Authority Revenue Series A, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Project)	Aa2/A-1+	10,000,000	10,412,900
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.00% due 10/15/2008 (Insured: FSA)	Aaa/AAA	4,000,000	4,213,920
Michigan State Job Development Authority Pollution Control Revenue, 5.55% due 4/1/2009 (General Motors Corp. Project; Guaranty: GM)	Ba2/BB	1,925,000	1,909,099
Michigan State Strategic Fund Refunding Detroit Educational, 4.85% due 9/1/2030 put 9/1/2011 (Insured: AMBAC)	Aaa/NR	1,075,000	1,130,803
Missouri State Health & Educational Facilities Authority Revenue Series A, 5.00% due 6/1/2011	NR/AA-	1,000,000	1,066,520
Oakland County Economic Development Corp. Limited, 5.50% due 6/1/2014 pre-refunded 6/1/2007	A1/NR	1,000,000	1,059,230
Oxford Area Community School District, 5.00% due 5/1/2012 (Guaranty: School Bond Loan Fund)	Aa2/AA	800,000	863,288
Summit Academy North Michigan School District, 8.75% due 7/1/2030 pre-refunded 7/1/2010	NR/NR	1,100,000	1,342,913

MINNESOTA — 0.51%
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,000,000	1,074,930
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,500,000	1,614,540
Osseo Independent School District 279 Crossover Refunding Series B, 5.00% due 2/1/2006 (School District Credit Program)	Aa2/NR	1,915,000	1,928,865
Southern Minnesota Municipal Power Agency Revenue Refunding Series A, 5.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,005,460
University of Minnesota Refunding Series A, 5.50% due 7/1/2006	Aa2/AA	1,450,000	1,478,463

MISSISSIPPI — 1.18%
Gautier Utility District Systems Revenue Refunding, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/NR	1,020,000	1,123,591
Hattiesburg Water & Sewer Revenue Refunding Systems, 5.20% due 8/1/2006 (Insured: AMBAC)	Aaa/AAA	700,000	712,474
Mississippi Hospital Equipment & Facilities Authority Revenue, 6.50% due 5/1/2006 (Refunding Mississippi Baptist Medical Center; Insured: MBIA)	Aaa/AAA	1,000,000	1,018,190
Mississippi Hospital Equipment & Facilities Baptist Memorial Health B2, 3.00% due 9/1/2018 put 9/1/2006	NR/AA	5,000,000	4,999,900
Mississippi Hospital Equipment & Facilities Baptist Memorial Health B2, 3.50% due 9/1/2022 put 10/1/2006	NR/AA	3,500,000	3,485,405
Mississippi State, 6.20% due 2/1/2008 (ETM)	Aaa/AAA	3,960,000	4,195,937
Ridgeland Multi Family Housing Revenue, 4.95% due 10/1/2007 (Collateralized: FNMA)	NR/AAA	890,000	903,039

MISSOURI — 0.51%
Missouri Development Finance Board Healthcare Facilities Revenue Series A, 4.80% due 11/1/2012 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa3/NR	1,275,000	1,311,733

26 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Missouri State Health & Educational Facilities Revenue Refunding, 2.79% due 6/1/2015 put 10/3/2005 (Cox Health Systems Project) (daily demand notes)	VMIG1/A-1+	$1,500,000	$1,500,000
Springfield COP, 5.20% due 6/1/2006 (Law Enforcement Communication Project)	Aa3/NR	840,000	852,197
Springfield COP, 5.25% due 6/1/2007 (Law Enforcement Communication Project)	Aa3/NR	840,000	868,115
St. Louis County Refunding, 5.00% due 8/15/2007 (Convention & Sports Facility Project B 1; Insured: AMBAC)	Aaa/AAA	2,495,000	2,583,148

MONTANA — 1.16%
Forsyth Pollution Control Revenue Refunding, 5.00% due 10/1/2032 put 12/30/2008 (Insured: AMBAC)	Aaa/AAA	11,440,000	11,987,290
Forsyth Pollution Control Revenue Refunding, 5.20% due 5/1/2033 put 5/1/2009 (Portland General Project)	Baa1/BBB+	4,000,000	4,174,080

NEBRASKA — 0.96%
Lancaster County School District 1, 4.00% due 7/15/2007 (Lincoln Public School Project)	Aa2/AAA	1,995,000	2,029,055
Madison County Hospital Authority Revenue 1, 5.25% due 7/1/2010 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,455,000	1,553,038
Madison County Hospital Authority Revenue 1, 5.50% due 7/1/2012 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,625,000	1,765,107
Omaha Public Power District Nebraska Electric Revenue Refunding Systems B, 5.00% due 2/1/2013	Aa2/AA	5,000,000	5,412,450
Omaha Public Power District Nebraska Electric Revenue Series A, 7.50% due 2/1/2006 (ETM)	NR/AA	1,090,000	1,104,355
University of Nebraska Facilities Corp., 5.00% due 7/15/2008	Aa2/AA-	1,500,000	1,573,455

NEVADA — 1.10%
Humboldt County Pollution Control Revenue Refunding, 6.55% due 10/1/2013 (Sierra Pacific Project; Insured: AMBAC)	Aaa/AAA	5,000,000	5,202,400
Las Vegas Special Refunding Local Improvement District 707 Series A, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,705,000	1,813,114
Nevada Housing Division FNMA Multi Family Certificate A, 4.80% due 4/1/2008 (Collateralized: FNMA)	NR/AAA	235,000	237,799
Nevada State GO Colorado River Commission Power Delivery A, 7.00% due 9/15/2008 pre-refunded 9/15/2007	Aa1/AA	840,000	902,395
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2009 (Insured: Radian)	NR/AA	1,000,000	1,065,410
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2010 (Insured: Radian)	NR/AA	1,000,000	1,078,140
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2011 (Insured: Radian)	NR/AA	1,285,000	1,389,085
Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	3,500,000	3,708,565

NEW HAMPSHIRE — 0.42%
Manchester Housing & Redevelopment Authority Series A, 6.05% due 1/1/2012 (Insured: ACA)	NR/A	1,500,000	1,606,785
New Hampshire Industrial Development Authority Revenue, 3.75% due 12/1/2009 (Central Vermont Public Services Project; LOC: Citizens Bank)	Aa2/AA-	2,880,000	2,918,765
New Hampshire System Revenue Series A, 7.00% due 11/1/2006 (Insured: FGIC)	Aaa/AAA	1,290,000	1,320,573

NEW JERSEY — 1.72%
New Jersey Economic Development Authority Revenue Cigarette Tax, 5.00% due 6/15/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,066,020
New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2007 (Transportation Systems Project)	A1/AA-	3,000,000	3,092,670
New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2008 (Transportation Systems Project)	A1/AA-	5,000,000	5,224,050
New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2009 (Transportation Systems Project) (b)	A1/AA-	5,000,000	5,278,950

Certified Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Jersey State Transport Trust Fund Authority Series C, 5.25% due 6/15/2013 (Transportation Systems Project; Insured: MBIA)	Aaa/AAA	$5,000,000	$5,498,800
Newark Housing Authority Port Authority Rental Backed, 3.50% due 1/1/2006 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,780,000	1,782,972
Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2010 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,064,850
Pequannock River Basin Regional Sewage Authority Refunding Series M, 5.00% due 12/1/2006 (Sewer Revenue Project; Insured: MBIA)	Aaa/NR	1,090,000	1,106,263

NEW MEXICO — 2.38%
Farmington Pollution Control Revenue, 2.80% due 9/1/2024 put 10/3/2005 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	3,700,000	3,700,000
Gallup Pollution Control Revenue Refunding Tri State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Aaa/AAA	3,345,000	3,590,523
New Mexico Finance Authority State Transportation Refunding Subordinated Lien Series C-3, 2.50% due 6/15/2024 put 10/7/2005 (weekly demand notes)	Aaa/AAA	8,525,000	8,525,000
New Mexico Highway Commission Revenue Subordinated Lien Tax Series B, 5.00% due 6/15/2011 (Insured: AMBAC)	Aaa/AAA	4,865,000	5,230,021
New Mexico State Hospital Equipment Loan Presbyterian Health Care A, 2.75% due 8/1/2030 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	5,000,000	5,000,000
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2009 (Insured: FSA & FHA)	Aaa/AAA	1,455,000	1,537,877
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2011 (Insured: FSA & FHA)	Aaa/AAA	1,790,000	1,912,400
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2011 (Insured: FSA & FHA)	Aaa/AAA	2,065,000	2,215,002
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2012 (Insured: FSA & FHA)	Aaa/AAA	1,500,000	1,615,500

NEW YORK — 7.14%
Brookhaven Industrial Development Agency Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)	A1/A-	1,600,000	1,613,360
Hempstead Industrial Development Agency Resource Recovery Revenue Refunding, 5.00% due 12/1/2007 (American Ref-Fuel Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,039,590
Hempstead Town Industrial Development Agency Refunding, 5.00% due 12/1/2008 (American Fuel Co. Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,039,410
Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,592,565
Long Island Power Authority General Series B, 5.00% due 12/1/2006	A3/A-	7,000,000	7,171,850
Metropolitan Transportation Authority New York Revenue Series B, 5.00% due 11/15/2007	A2/A	8,000,000	8,325,600
Metropolitan Transportation Authority New York Service Series B, 5.25% due 7/1/2007	A2/AA-	4,535,000	4,699,076
Monroe County Industrial Development Agency, 5.375% due 6/1/2007 (St. John Fisher College Project; Insured: Radian)	NR/AA	1,050,000	1,086,740
New York City, 2.80% due 8/1/2017 put 10/3/2005 (LOC: JPM) (daily demand notes)	VMIG1/A-1+	900,000	900,000
New York City Housing Development Corp. Multi Family Housing Revenue Refunding Series A, 5.50% due 11/1/2009	Aa2/AA	185,000	185,181
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2011 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,215,000	2,365,886
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2012 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,330,000	2,496,781
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue Series B, 5.75% due 6/15/2026 Crossover refunded 6/15/2006 (Insured: MBIA)	Aaa/AAA	6,000,000	6,173,160
New York City Transitional Refunding Future Tax Series A1, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,444,000
New York City Transitional Refunding Future Tax Series A1, 5.00% due 11/1/2013	Aa1/AAA	10,000,000	10,893,800

28 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York Dormitory Authority, 6.00% due 7/1/2007 (Champlain Valley Physicians Project; Insured: Connie Lee)	NR/AAA	$1,040,000	$1,091,189
New York Dormitory Authority Revenues Mental Health Services Facilities Improvement B, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	1,600,000	1,717,248
New York Dormitory Authority Revenues Series B, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,363,120
New York Series B, 5.50% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,106,090
New York Series B, 2.80% due 8/15/2018 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	1,100,000	1,100,000
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	1,600,000	1,700,304
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,594,035
New York State Dormitory Authority Revenue Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	4,870,000	5,123,873
New York State Dormitory Authority Revenues, 5.00% due 7/1/2007 (City University Systems Project)	A2/AA-	3,500,000	3,608,815
New York State Dormitory Authority Revenues, 5.50% due 7/1/2012 (South Nassau Community Hospital B Project)	Baa1/NR	1,820,000	1,975,555
New York State Dormitory Authority Revenues, 5.50% due 7/1/2013 (South Nassau Community Hospital B Project)	Baa1/NR	1,500,000	1,628,310
New York State Dormitory Authority Revenues Secured Hospital Interfaith Medical Center Series D, 5.75% due 2/15/2008	A2/AA-	2,515,000	2,655,714
New York State Housing Finance Service Contract Series A, 6.25% due 9/15/2010 pre-refunded 9/15/2007	A2/AAA	1,920,000	2,018,400
New York State Urban Development Corp. Revenue Refunding Facilities A, 6.50% due 1/1/2011 (Correctional Capital Project; Insured: FSA)	Aaa/AAA	2,500,000	2,860,725
New York Thruway Authority General Revenue Special Obligation, 0% due 1/1/2006	NR/A-	1,320,000	1,310,166
New York Urban Development Corp. Revenue University Facilities Grants, 6.00% due 1/1/2006	A2/AA-	255,000	256,918
New York Urban Development Corp. Series 7, 6.00% due 1/1/2006	A2/AA-	3,425,000	3,451,270
Oneida County Industrial Development Agency Series C, 6.00% due 1/1/2009 (Civic Facility Faxton Hospital Project; Insured: Radian)	NR/AA	710,000	764,535
Port Authority New York & New Jersey Special Obligation, 2.80% due 5/1/2019 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	1,100,000	1,100,000
Tobacco Settlement Financing Corp. Asset Backed Series B-1C, 5.25% due 6/1/2013	A2/AA-	2,000,000	2,098,780
Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series A-1C, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	A2/AA-	1,190,000	1,207,243
Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013 (Insured: XLCA)	Aaa/AAA	2,000,000	2,104,540

NORTH CAROLINA — 2.13%
Cabarrus County COP Installment Financing Contract, 4.50% due 2/1/2007 (Insured: AMBAC)	Aaa/AAA	1,100,000	1,122,033
North Carolina Eastern Municipal Power Agency Power Systems Revenue, 6.125% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	2,860,000	3,111,709
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series D, 5.375% due 1/1/2011	Baa2/BBB	3,000,000	3,208,140
North Carolina Eastern Municipal Power Agency Power Systems Revenue Series C, 5.25% due 1/1/2012	Baa2/BBB	650,000	694,518
North Carolina Eastern Municipal Power Agency Power Systems Series A, 5.50% due 1/1/2012	Baa2/BBB	1,000,000	1,082,190
North Carolina Eastern Municipal Power Agency Power Systems Series C, 5.25% due 1/1/2013	Baa2/BBB	1,055,000	1,126,972
North Carolina Municipal Power Agency 1 Catawba Electric Revenue, 6.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	2,400,000	2,650,008
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series A, 5.50% due 1/1/2013	A3/BBB+	2,505,000	2,749,288
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series B, 6.375% due 1/1/2013	A3/BBB+	1,000,000	1,102,890

Certified Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2007 (Insured: MBIA)	Aaa/AAA	$3,400,000	$3,525,154
North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	3,900,000	4,142,307
North Carolina State COP Series B, 5.00% due 6/1/2009 (Repair & Renovation Project)	Aa2/AA+	2,000,000	2,120,060
Raleigh Durham Airport Authority Airport Revenue Series A, 5.50% due 11/1/2006 (Insured: FGIC)	Aaa/NR	2,000,000	2,054,780
University of North Carolina Systems Pool Revenue Refunding Series B, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,030,000	1,119,785

OHIO — 3.45%
Akron COP Refunding, 5.00% due 12/1/2013 (Insured: Assured Guaranty)	Aa1/AAA	3,000,000	3,216,870
Akron COP Refunding, 5.00% due 12/1/2014 (Insured: Assured Guaranty)	Aa1/AAA	2,000,000	2,147,860
Bellefontaine Hospital Revenue Refunding, 6.00% due 12/1/2013 (Mary Rutan Health Associates Project)	NR/BBB+	1,885,000	1,891,107
Central Ohio Authority Solid Waste Facility Series B, 5.00% due 12/1/2007	Aa2/AA+	2,025,000	2,104,299
Cleveland Cuyahoga County Port Authority Revenue GO, 6.00% due 11/15/2010	NR/NR	3,545,000	3,739,975
Columbus GO, 12.375% due 2/15/2009	Aaa/AAA	1,050,000	1,350,289
Cuyahoga County Hospital Revenue Refunding, 5.50% due 1/15/2019 (University Health Systems Project B; Insured: MBIA)	Aaa/AAA	4,000,000	4,105,440
Cuyahoga County Hospital Revenue Refunding Series A, 4.75% due 2/15/2008 (Metrohealth Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,037,000
Cuyahoga County Hospital Revenue Refunding Series B, 6.00% due 1/15/2006 (University Hospital Health Systems Project)	A3/A	2,705,000	2,727,938
Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,400,000	1,599,612
Lake County Sewer & Water District Improvement, 5.30% due 12/1/2011	Aa2/NR	455,000	479,807
Lorain County Hospital Revenue Refunding Catholic Healthcare Partners B, 6.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,200,000	1,281,048
Mahoning Valley District Water Refunding, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,404,312
Mahoning Valley District Water Refunding, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	848,301
Montgomery County Revenue, 6.00% due 12/1/2008 (Catholic Health Initiatives Project)	Aa2/AA	2,250,000	2,412,563
Montgomery County Revenue, 6.00% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	2,385,000	2,595,977
Montgomery County Revenue, 6.00% due 12/1/2010 (Catholic Health Initiatives Project)	Aa2/AA	1,530,000	1,687,253
Montgomery County Solid Waste Revenue, 6.00% due 11/1/2005 (Insured: MBIA)	Aaa/AAA	1,000,000	1,002,720
Ohio State Building Authority Refunding Adult Corrections Facilities, 5.00% due 10/1/2006 (Insured: FSA)	Aaa/AAA	2,000,000	2,041,620
Ohio State GO, 6.65% due 9/1/2009 (Infrastructure Improvement Project)	Aa1/AA+	2,480,000	2,669,596
Ohio State Unlimited Tax GO Series A, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,442,950
Plain Local School District Capital Appreciation, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	680,000	657,710
Plain Local School District Capital Appreciation, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	845,000	790,329
Reading Revenue Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute Project; Insured: Radian)	NR/AA	975,000	1,050,017

OKLAHOMA — 2.03%
Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2006 (Insured: FSA)	Aaa/NR	1,235,000	1,260,639
Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2007 (Insured: FSA)	Aaa/NR	1,340,000	1,404,695
Comanche County Oklahoma Hospital Authority Revenue Refunding, 4.00% due 7/1/2007 (Insured: Radian)	Aa3/AA	1,265,000	1,277,751
Comanche County Oklahoma Hospital Authority Revenue Refunding, 5.00% due 7/1/2011 (Insured: Radian)	Aa3/AA	1,000,000	1,057,720
Grand River Dam Authority Revenue, 5.50% due 6/1/2010	A2/BBB+	1,200,000	1,300,080
Jenks Aquarium Authority Revenue First Mortgage, 5.50% due 7/1/2010 (Insured: MBIA)	Aaa/NR	500,000	528,965
Oklahoma Authority Revenue Refunding Health Systems Obligation Group Series A, 5.75% due 8/15/2007 (Insured: MBIA)	Aaa/AAA	2,380,000	2,492,812
Oklahoma Development Finance Authority Health Facilities Revenue, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	740,000	821,474

30 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Oklahoma Development Finance Authority Hospital Revenue Refunding, 5.00% due 10/1/2012 (Unity Health Center Project)	NR/BBB+	$1,070,000	$1,123,125
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2011 (Duncan Regional Hospital Project)	NR/A-	1,215,000	1,296,697
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2012 (Duncan Regional Hospital Project)	NR/A-	1,330,000	1,421,969
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2013 (Duncan Regional Hospital Project)	NR/A-	1,250,000	1,334,725
Oklahoma Housing Development Authority Revenue Lease Purchase Program Series A, 5.10% due 11/1/2005	Aa3/NR	5,000,000	5,008,800
Oklahoma State Industrial Authority Revenue Health System Obligation A, 6.00% due 8/15/2010 pre-refunded 8/15/2009	Aaa/AAA	190,000	210,110
Oklahoma State Industrial Authority Revenue Unrefunded Balance Health System Series A, 6.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	2,150,000	2,366,247
Tulsa County Independent School Building, 4.00% due 6/1/2008	Aa3/NR	2,750,000	2,810,500
Tulsa County Independent School District, 4.50% due 8/1/2006	Aa3/AA-	2,650,000	2,685,484

OREGON — 0.37%
Clackamas County Hospital Facility Authority Revenue Refunding, 5.00% due 5/1/2008 (Legacy Health Systems Project)	Aa3/AA	4,000,000	4,164,400
Medford Hospital Facilities Authority Revenue Series A, 5.25% due 8/15/2006 (Asante Health Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,019,860

PENNSYLVANIA — 2.43%
Allegheny County Hospital Development Health Series B, 6.30% due 5/1/2009 (South Hills Health System Project)	Baa1/NR	1,505,000	1,593,208
Allegheny County Hospital Development Refunding, 4.40% due 11/1/2005 (Health Center UPMC Health Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,001,320
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School Project; Insured: AMBAC) (a)	NR/AAA	1,915,000	2,081,471
Delaware County Pennsylvania Authority Revenue, 5.50% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,047,160
Geisinger Authority Health Systems Revenue, 5.50% due 8/15/2009	Aa3/AA-	1,000,000	1,062,830
Manheim Township School Authority School Revenue Series 1978, 6.625% due 12/1/2007 pre-refunded 12/1/2005	NR/AAA	1,025,000	1,031,662
Montgomery County Pennsylvania Higher Education & Health Authority, 6.25% due 7/1/2006	Baa3/NR	730,000	739,724
Montgomery County Pennsylvania Higher Education & Health Authority, 6.375% due 7/1/2007	Baa3/NR	550,000	566,775
Pennsylvania Higher Educational Facilities Authority Health Services Revenue, 5.50% due 1/1/2009 pre-refunded 1/1/2006 (University of Pennsylvania Health Systems Project)	A3/A	1,410,000	1,433,392
Pennsylvania Higher Educational Facilities Series A, 5.00% due 8/15/2008 (University of Pennsylvania Health Systems Project)	A3/A	1,250,000	1,300,112
Pennsylvania State Higher Educational Facilities Authority Revenue, 4.00% due 11/1/2032 put 11/1/2005 (LOC: Allied Irish Banks PLC)	VMIG1/NR	1,500,000	1,501,290
Pennsylvania State Second Series, 5.25% due 10/1/2008	Aa2/AA	900,000	954,540
Philadelphia Gas Works Revenue Eighteenth Series, 5.00% due 8/1/2009 (Insured: Assured Guaranty)	Aa1/AAA	1,240,000	1,313,619
Philadelphia Gas Works Revenue Eighteenth Series, 5.00% due 8/1/2010 (Insured: Assured Guaranty)	Aa1/AAA	1,305,000	1,394,027
Philadelphia Hospital & Higher Education Facilities Authority Revenue, 5.50% due 5/15/2006 (Jefferson Health Systems Project)	Aa3/AA-	1,000,000	1,014,770
Philadelphia Hospital & Higher Education Health System Series A, 5.25% due 5/15/2007 (Jefferson Health Systems Project; Insured: MBIA)	Aaa/AAA	2,600,000	2,689,076
Pittsburgh Series A, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,415,000	3,690,215
Pittsburgh Series A, 5.00% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,161,320
Pottsville Hospital Authority Revenue Acsension Health Credit Series A, 5.20% due 11/15/2009 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,069,890

Certified Annual Report 31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2008 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	$1,255,000	$1,313,332
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2009 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,320,000	1,396,613
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2011 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,400,000	1,522,024
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2012 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,093,690
Scranton Lackawanna Health & Welfare Authority, 7.125% due 1/15/2013 pre-refunded 1/15/2007 (Marian Community Hospital Project)	NR/NR	1,000,000	1,066,220

RHODE ISLAND — 1.17%
Providence Public Building Authority Refunding Series B, 5.75% due 12/15/2007 (Insured: FSA)	Aaa/AAA	1,075,000	1,136,759
Providence Series C, 5.50% due 1/15/2012 (Insured: FSA)	Aaa/AAA	1,880,000	2,089,225
Rhode Island Bond Authority Revenue Refunding Series A, 5.00% due 10/1/2005 (State Public Projects; Insured: AMBAC)	Aaa/AAA	4,455,000	4,455,267
Rhode Island Economic Development Corp. Revenue, 5.75% due 7/1/2010 (Providence Place Mall Project; Insured: Radian)	NR/AA	2,075,000	2,218,445
Rhode Island State, 5.00% due 10/1/2014 (Providence Plantations Project; Insured MBIA)	Aaa/AAA	1,000,000	1,078,110
Rhode Island State COP Refunding, 5.125% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,660,000	1,736,426
Rhode Island State Health & Education Building, 4.50% due 9/1/2009 (Butler Hospital Project; LOC: Fleet National Bank)	NR/AA	1,960,000	2,031,873
Rhode Island State Health & Educational Building Corp. Revenue Hospital Financing, 5.25% due 7/1/2014 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,565,000	1,670,544

SOUTH CAROLINA — 0.90%
Charleston County COP, 6.00% due 12/1/2007 (Insured: MBIA)	Aaa/AAA	2,050,000	2,162,914
Charleston County COP Refunding, 5.00% due 6/1/2007 (Charleston Public Facilities Corp. Project; Insured: MBIA)	Aaa/AAA	1,350,000	1,390,189
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement, 7.125% due 12/15/2015 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/NR	1,250,000	1,490,763
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement Series A, 7.375% due 12/15/2021 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/NR	2,600,000	3,131,570
South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2006	Aa2/AA-	2,000,000	2,010,620
South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2007	Aa2/AA-	2,315,000	2,370,537

SOUTH DAKOTA — 0.32%
Rapid City Area School District Refunding Capital Outlay Certificates GO, 5.00% due 1/1/2010 (Insured: FSA)	Aaa/NR	1,000,000	1,066,890
South Dakota Health & Educational Facilities Authority Revenue, 5.50% due 9/1/2011 (Rapid City Regional Hospital Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,209,263
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.25% due 7/1/2009 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,097,710
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.00% due 7/1/2014 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,040,590

TENNESSEE — 0.16%
Franklin Industrial Development Multi Family Refunding Housing Series A, 5.75% due 4/1/2010 (Insured: FSA)	Aaa/AAA	660,000	683,331
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,500,623

TEXAS — 14.92%
Amarillo Health Facilities Corp. Hospital Revenue, 5.50% due 1/1/2011 (Baptist St. Anthony’s Hospital Corp. Project; Insured: FSA)	Aaa/NR	1,350,000	1,467,639

32 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Austin Texas Refunding, 5.00% due 3/1/2011	Aa2/AA+	$1,000,000	$1,073,440
Bell County Health Facilities Development Corp. Revenue Series A, 6.25% due 8/15/2010 (Scott & White Memorial Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,116,740
Bexar County Housing Finance Corp. Multi Family Housing Revenue, 5.00% due 1/1/2011 (Insured: MBIA)	Aaa/NR	1,800,000	1,887,894
Cedar Hill Independent School District Refunding, 0% due 8/15/2010 (Guaranty: PSF)	NR/AAA	1,250,000	1,027,787
Central Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	7,000,000	7,285,390
Clint Independent School District Refunding, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,865,461
Clint Independent School District Refunding, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,425,000	1,559,164
Coppell Independent School District Refunding, 0% due 8/15/2007 (Guaranty: PSF)	NR/AAA	3,300,000	3,112,164
Corpus Christi Business & Job Development Corp. Sales Tax Revenue, 5.00% due 9/1/2012 (Refunding & Improvement Arena Project; Insured: AMBAC)	Aaa/AAA	1,025,000	1,109,562
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2006 (Insured: FSA)	Aaa/AAA	4,070,000	4,152,540
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,000,000	2,122,800
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	4,780,000	5,152,553
Cypress Fair Banks Independent School District Refunding GO, 5.00% due 2/15/2022 put 8/15/2010 (Guaranty: PSF)	Aaa/AAA	2,500,000	2,664,100
Dallas Tax Increment Financing Reinvestment Zone 2, 5.75% due 8/15/2006 (Insured: Radian)	NR/AA	450,000	459,571
Duncanville Independent School District Refunding Series B, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,058,411
Duncanville Independent School District Refunding Series B, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	975,096
Fort Worth Water & Sewer Revenue Refunding & Improvement, 5.25% due 2/15/2011 pre-refunded 2/15/2008	Aa2/AA	3,800,000	3,986,884
Fort Worth Water & Sewer Revenue Series 2001, 5.25% due 2/15/2011 (Tarrant & Denton County Project)	Aa2/AA	1,390,000	1,508,400
Grapevine Colleyville ISD Capital Appreciation, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	7,350,000	5,908,738
Grapevine Texas, 5.25% due 2/15/2012 (Insured: FGIC)	Aaa/AAA	2,005,000	2,021,662
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Refunding, 4.20% due 11/1/2006 (Occidental Project)	A3/A-	4,000,000	4,029,160
Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2010 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,068,060
Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2011 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,073,020
Harlingen Consolidated Independent School, 7.50% due 8/15/2006 (Guaranty: PSF)	Aaa/AAA	1,275,000	1,324,342
Harlingen Consolidated Independent School, 7.50% due 8/15/2009 (Guaranty: PSF)	Aaa/AAA	750,000	860,422
Harris County Health Facilities, 5.00% due 11/15/2015 (Teco Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,595,940
Harris County Health Facilities Development Corp. Hospital Revenue Refunding Series A, 6.00% due 6/1/2012 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	500,000	569,065
Harris County Health Facilities Development Corp.Thermal Utility Revenue, 5.45% due 2/15/2011 (Teco Project; Insured: AMBAC)	Aaa/AAA	4,085,000	4,391,171
Harris County Health Facilities Hospital Series A, 6.00% due 6/1/2010 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	3,100,000	3,424,694
Harris County Hospital District Mortgage Revenue, 7.40% due 2/15/2010 (ETM)	Aaa/AAA	420,000	447,653
Harris County Hospital District Mortgage Revenue Unrefunded Balance Refunding, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	1,925,000	2,104,833
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2011 (Insured: MBIA)	Aaa/AAA	10,000,000	10,949,700
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,186,580
Harris County Refunding Toll Road Senior Lien Series B-2, 5.00% due 8/15/2021 put 8/15/2009 (Insured: FGIC)	Aaa/AAA	5,000,000	5,308,500
Harris County Sports Authority Revenue Senior Lien Series G, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	3,260,000	2,707,006
Harris County Texas GO, 0% due 8/1/2008	Aa1/AA+	7,000,000	6,386,030
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,078,240
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,087,080
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2012 (Insured: FSA)	Aaa/AAA	1,460,000	1,597,313
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2013 (Insured: FSA)	Aaa/AAA	1,250,000	1,371,900

Certified Annual Report 33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

Keller Independent School District Capital Appreciation Refunding, 0% due 8/15/2012 (Guaranty PSF)	Aaa/AAA	$1,250,000	$957,837
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	Aaa/AAA	1,660,000	1,786,094
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	Aaa/AAA	1,745,000	1,880,325
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	Aaa/AAA	1,835,000	1,980,864
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	Aaa/AAA	1,930,000	2,082,605
Lewisville Combination Contract Revenue, 4.125% due 5/1/2031 pre-refunded 11/1/2006 (Special Assessment Castle Hills Project Number 3; LOC:Wells Fargo Bank)	NR/AA	1,000,000	1,012,660
Longview Water & Sewer Revenue Refunding, 5.00% due 3/1/2012 (Insured: MBIA)	Aaa/AAA	1,150,000	1,240,356
Lower Colorado River Authority Revenue Refunding & Improvement, 8.00% due 5/15/2010 (Transportation Systems Project; Insured: FSA)	Aaa/AAA	750,000	893,198
Mesquite Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	3,065,000	2,424,630
Midlothian Independent School District Refunding, 0% due 2/15/2008 (Guaranty: PSF)	Aaa/NR	1,415,000	1,311,309
Midlothian Independent School District Refunding, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	1,200,000	1,071,300
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2010 (Insured: Radian)	NR/AA	700,000	761,334
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2011 (Insured: Radian)	NR/AA	740,000	814,222
Red River Education Finance Corp., 2.10% due 12/1/2034 put 12/1/2007 (Parish Episcopal School Project; LOC: Allied Irish Banks PLC)	VMIG1/NR	2,500,000	2,415,475
Sam Rayburn Municipal Power Agency Refunding, 5.50% due 10/1/2012	Baa2/BBB-	6,000,000	6,416,460
San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,242,050
Socorro Independent School District Series A, 5.75% due 2/15/2011 (Guaranty: PSF)	NR/AAA	1,970,000	2,078,370
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2007 (Insured: AMBAC)	Aaa/AAA	965,000	901,821
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2008 pre-refunded 2/15/2006	Aaa/AAA	1,120,000	987,302
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2009 pre-refunded 2/15/2006	Aaa/AAA	1,275,000	1,057,880
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2010 pre-refunded 2/15/2006	Aaa/AAA	1,440,000	1,120,205
Spring Branch Independent School District, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	594,270
Springhill Courtland Heights Public Facility Corp. MultiFamily Revenue Senior Lien Housing Series A, 5.125% due 12/1/2008	NR/BBB-	1,150,000	1,163,041
Tarrant County Health Facilities, 5.875% due 11/15/2007 (Adventist/Sunbelt Health System Project)	A2/A+	580,000	612,584
Tarrant County Health Facilities, 6.00% due 11/15/2009 (Adventist/Sunbelt Health System Project)	A2/A+	650,000	716,476
Tarrant County Health Facilities, 6.10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System Project)	A2/A+	730,000	826,988
Tarrant County Health Facilities Development Corp., 5.75% due 2/15/2011 (Texas Health Resources Project; Insured: MBIA)	Aaa/AAA	1,400,000	1,499,246
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2008 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,167,850
Tarrant County Health Facilities Development Series A, 5.75% due 2/15/2009 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,199,830
Texarkana Health Facilities Development Corp. Hospital Revenue, 5.75% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,500,000	1,602,465
Texas Affordable Housing Corp. Portfolio A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,002,480
Texas Affordable Housing Corp. Series A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,945,000	1,987,090
Texas Public Finance Authority Building Revenue State Preservation Project Series B, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,100,010
Texas State Tax & Revenue Anticipation Notes, 4.50% due 8/31/2006	Mig1/SP-1+	15,000,000	15,200,400
Texas State Turnpike Authority Central Texas Turnpike Systems Rev. Bond Anticipation Note 2nd Tier, 5.00% due 6/1/2008	Aa3/AA	7,000,000	7,324,590
Travis County GO, 5.00% due 3/1/2007	Aaa/AAA	1,000,000	1,026,960
Travis County GO, 5.00% due 3/1/2010 pre-refunded 3/1/2008	Aaa/AAA	500,000	522,360
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,052,260
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2008 (Insured: MBIA)	Aaa/AAA	2,300,000	2,464,151

34 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Travis County Health Facilities Development Corp. Revenue Series A, 5.75% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	$3,750,000	$4,077,300
Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,186,120
Washington County Health Facilities Development Corp. Revenue, 5.35% due 6/1/2009 (Insured: ACA)	NR/A	1,660,000	1,749,408
West Harris County Regional Water, 5.25% due 12/15/2010 (Insured: FSA)	Aaa/AAA	1,700,000	1,847,441
West Harris County Regional Water, 5.25% due 12/15/2011 (Insured: FSA)	Aaa/AAA	2,315,000	2,532,842
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,678,695
Wylie Independent School District, 5.00% due 8/15/2011 (Guaranty PSF)	NR/AAA	1,000,000	1,077,510

UTAH — 0.63%
Intermountain Power Agency Power Supply Revenue Series A, 5.00% due 7/1/2012 (ETM)	Aaa/AAA	4,355,000	4,362,621
Intermountain Power Agency Utah Power Supply Series E, 6.25% due 7/1/2009 (Insured: FSA)	Aaa/AAA	500,000	551,630
Salt Lake County Municipal Building, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,625,130
Snyderville Basin Sewer Improvement, 5.00% due 11/1/2006 (Insured: AMBAC)	Aaa/AAA	675,000	690,322
Utah Board of Regents Auxiliary Systems & Student Fee Revenue Refunding Series A, 5.00% due 5/1/2010	NR/AA	510,000	544,145
Utah State University Hospital Board of Regents Revenue, 5.25% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,051,980

VIRGINIA — 0.87%
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	1,010,000	1,063,803
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2008 (Insured: AMBAC)	Aaa/AAA	1,070,000	1,150,068
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2009 (Insured: AMBAC)	Aaa/AAA	1,130,000	1,236,118
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,195,000	1,328,709
Chesterfield County Industrial Development, 5.50% due 10/1/2009 (Vepco Project)	A3/BBB+	1,500,000	1,551,045
Hampton GO Refunding Bond, 5.85% due 3/1/2007	Aa2/AA	595,000	602,301
Hampton Hospital Facilities Revenue Series A, 5.00% due 11/1/2005	Aa2/AA	500,000	500,865
Norton Industrial Development Authority Hospital Revenue Refunding Improvement, 5.75% due 12/1/2012 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,460,000	1,601,167
Suffolk Redevelopment Housing Authority Refunding, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac Project; Collateralized: FNMA)	Aaa/NR	3,000,000	3,155,700

WASHINGTON — 3.25%
Conservation & Renewable Energy Systems Revenue Refunding, 5.00% due 10/1/2007 (Washington Conservation Project)	Aaa/AA-	1,000,000	1,037,610
Energy Northwest Washington Electric Revenue Refunding Series A, 5.375% due 7/1/2013 (Project Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,199,700
Energy Northwest Washington Revenue Series A, 4.75% due 7/1/2007 (Wind Project)	A3/A-	1,675,000	1,700,795
Energy Northwest Washington Revenue Series A, 4.95% due 7/1/2008 (Wind Project)	A3/A-	1,760,000	1,836,683
Energy Northwest Washington Revenue Series B, 4.95% due 7/1/2008 (Wind Project)	A3/A-	705,000	722,625
Energy Northwest Washington Revenue Series B, 5.20% due 7/1/2010 pre-refunded 1/1/2007 (Wind Project)	A3/A-	785,000	827,523
Goat Hill Properties Washington Lease Revenue, 5.00% due 12/1/2012 (Government Office Building Project; Insured: MBIA)	Aaa/AAA	2,055,000	2,227,846
Grant County Priest Rapids Hydroelectric, 6.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	335,000	337,640
Spokane County School District GO, 0% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,600,000	1,455,984
Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2005 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,003,340
Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,021,700
Spokane Regional Solid Waste Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,042,230
Spokane Washington Refunding, 5.00% due 12/15/2009	A2/AA-	2,150,000	2,221,552
Spokane Washington Refunding, 5.00% due 12/15/2010	A2/AA-	2,430,000	2,505,792
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2006 (Medical Center Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,017,280

Certified Annual Report 35

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2007 (Medical Center Project; Insured: MBIA)	Aaa/AAA	$1,100,000	$1,137,235
Washington Health Care Facilities, 5.50% due 12/1/2009 (Providence Services Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,619,595
Washington Public Power Supply, 5.40% due 7/1/2012 (Insured: FSA)	Aaa/AAA	900,000	990,063
Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,500,000	2,653,125
Washington Public Power Supply System Refunding Revenue, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	1,140,000	1,039,247
Washington Public Power Supply System Series 96-A, 6.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,655,000	1,693,098
Washington Public Power Supply Systems, 6.00% due 7/1/2008 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	1,000,000	1,073,710
Washington Public Power Supply Systems Revenue Refunding Series A, 5.10% due 7/1/2010 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	1,000,000	1,051,570
Washington Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	830,000	756,645
Washington State Public Power Supply Systems Revenue Refunding Series A, 6.00% due 7/1/2007 (Nuclear Project Number 1; Insured: AMBAC) (b)	Aaa/AAA	5,000,000	5,204,900
Washington State Series A, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	6,810,000	7,143,077

WEST VIRGINIA — 0.14%
Harrison County Nursing Facility Revenue Refunding, 5.625% due 9/1/2010 (Salem Health Care Corp. Project; LOC: Fleet Bank)	NR/NR	390,000	401,400
Pleasants County Pollution Control Revenue, 4.70% due 11/1/2007 (Monongahela Power Co. Project; Insured: AMBAC)	Aaa/AAA	1,500,000	1,551,060

WISCONSIN — 0.96%
Bradley Pollution Control Revenue, 6.75% due 7/1/2009 (Owens Illinois Waste Project) (ETM)	Ba1/BB+	1,500,000	1,680,030
Milwaukee Wisconsin Corp. Series R GO, 5.50% due 9/1/2009	Aa2/AA	2,200,000	2,379,630
Wisconsin State Health & Educational Facilities Authority Revenue, 6.00% due 8/15/2008 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,135,500
Wisconsin State Health & Educational Facilities Hospital Sisters Services Inc., 4.50% due 12/1/2023 put 12/1/2007 (Insured: FSA)	Aaa/NR	5,825,000	5,964,101
Wisconsin State Health & Educational Series A, 5.00% due 2/15/2008 (Gundersen Lutheran Hospital Project; Insured: FSA)	Aaa/AAA	1,250,000	1,300,150

WYOMING — 0.28%
West Park Hospital District Revenue, 5.90% due 7/1/2010 (Insured: ACA)	NR/A	1,615,000	1,671,880
Wyoming Farm Loan Board Revenue, 0% due 4/1/2009	NR/AA	2,500,000	2,194,175

TOTAL INVESTMENTS — 98.92% (COST $ 1,359,404,909)			$1,383,542,486
OTHER ASSETS LESS LIABILITIES — 1.08%			15,082,573

NET ASSETS — 100.00%			$1,398,625,059

36 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

(a)	When-issued security.

(b)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Annual Report 37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

38 Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05-9/30/05
Class A Shares
Actual	$1,000	$1,014.50	$4.56
Hypothetical*	$1,000	$1,020.54	$4.57

Class C Shares
Actual	$1,000	$1,013.90	$5.92
Hypothetical*	$1,000	$1,019.19	$5.94

Class I Shares
Actual	$1,000	$1,016.20	$2.85
Hypothetical*	$1,000	$1,022.24	$2.86

†	Expenses are equal to the annualized expense ratio for each class (A: 0.90%; C: 1.17%; and I: 0.56%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report 39

INDEX COMPARISON

Thornburg Limited Term Municipal Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Municipal Fund Class A Total Returns versus

Lehman Brothers Five Year Municipal Bond Index and Consumer Price Index

(September 30, 1984 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2005 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/28/84)	(0.35)%	3.79%	3.97%	5.83%
C Shares (Incep: 9/01/94)	0.39%	3.77%	3.74%	3.90%

FUND ATTRIBUTES

as of September 30, 2005

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 9/28/84)	3.05%	2.58%	$13.59	$13.80
C Shares (Incep: 9/01/94)	2.77%	2.34%	$13.62	$13.62

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A Shares are sold with a maximum sales charge of 1.50%. C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

40 Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2005	(Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D.Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks,Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

Certified Annual Report 41

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005	(Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

42 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005	(Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report 43

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	September 30, 2005	(Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2005, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds and broad based securities indices, the Fund’s investment performance over different periods of time, the Fund’s returns and share price changes in rising and declining markets compared to total returns and price fluctuations and total returns of various categories of mutual funds and securities indices, and related factors. The Trustees noted that bond indices have limited utility in evaluating fixed income mutual funds. Similarly, the Trustees noted in comparing the Fund to other mutual funds that the value of such comparisons may be limited in some degree because the Fund’s investment approach, and in particular its laddered maturity portfolio, differs from other funds. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments and investment performance. The Trustees noted in this regard the Fund’s above average or better investment performance over various periods compared to a category of generally similar mutual funds selected by an independent mutual fund analyst firm.

44 Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005	(Unaudited)

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients and the differing types of services furnished to the Fund and the other clients. The Trustees observed in their review that the management fee and expenses charged to the Fund were generally comparable to average and median fees and expenses charged to a group of generally similar mutual funds. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund has realized and may reasonably be expected to realize further economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report 45

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task - our principal obligation to you - is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

46 This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report. 47

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Core Strategies for Building Wealth

Thornburg Limited Term Municipal Fund

I Shares

Annual Report – September 30, 2005

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund is a laddered portfolio of municipal bonds with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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Receive your shareholder reports and prospectus online instead of through traditional mail.
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2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg Chairman & CEO

November 10, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. All of the bond funds buy only investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this strategy has served our shareholders well over time.

The bond funds are managed by portfolio managers who have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

In years past, there has been news about improper behavior by some mutual fund companies. Many new rules proposed in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings and bond strategies to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of the new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimum. After all, we are shareholders too, and Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg
Chairman & CEO

This page is not part of the Annual Report.	3

Thornburg Limited Term Municipal Fund

I Shares – September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report	5

Letter to Shareholders

George Strickland Portfolio Manager

October 17, 2005

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term Municipal Fund. The net asset value of the I shares decreased by 24 cents to $13.59 during the twelve months ended September 30, 2005. If you were with us for the entire period, you received dividends of 44.4 cents per share. If you reinvested dividends, you received 45.1 cents per share.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Higher interest rates on short-term bonds have pushed down the price of most of the bonds owned by the Fund, but have allowed us to buy new bonds at higher yields and increase the yield of the portfolio. The I shares of your Fund produced a total return of 1.50% over the twelve month period ended September 30, 2005, which slightly outperformed the 1.45% return for the Lehman Five Year Municipal Bond Index.

This has been an eventful year for the bond market and the world. The Federal Reserve has been steadily pushing up the target Fed Funds rate to its current level of 3.75%. Through the end of June, the bond market responded by pushing down yields on long-term bonds, thus flattening the yield curve. A flat yield curve is usually associated with a recession, but the U.S. economy is showing no signs of entering a recession. So, more recently, interest rates have been rising for both short- and long-term bonds, in more of a parallel yield curve shift. We believe that this is a more appropriate response by the market to a tightening Fed, a strong economy, and somewhat elevated levels of inflation.

Your Thornburg Limited Term Municipal Fund is a laddered portfolio of over 640 municipal obligations from 47 states. Today, your Fund’s weighted average maturity is 3.89 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We have watched along with the rest of the nation the horrific affects of Hurricanes Katrina and Rita, and our hearts and prayers go out to all of those suffering through the devastation of these storms.

% of portfolio maturing			Cumulative % maturing
1 year	=	13.6%	Year 1	=	13.6%
1 to 2 years	=	10.9%	Year 2	=	24.5%
2 to 3 years	=	15.6%	Year 3	=	40.1%
3 to 4 years	=	13.1%	Year 4	=	53.2%
4 to 5 years	=	11.5%	Year 5	=	64.7%
5 to 6 years	=	11.1%	Year 6	=	75.8%
6 to 7 years	=	8.1%	Year 7	=	83.9%
7 to 8 years	=	7.2%	Year 8	=	91.1%
8 to 9 years	=	5.5%	Year 9	=	96.6%
Over 9 years	=	3.4%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 9/30/05.

6	Certified Annual Report

We examined Thornburg municipal bond portfolios in the wake of both hurricanes and have found no bonds that we believe are currently threatened with default. Though the Fund has some exposure to municipal issuers in the paths of the storms, many of the bonds have alternate revenue sources such as bond insurance or financial collateral. The few bonds without alternate revenue sources have resources that we believe will see them through this calamity.

Thanks to our policy of broad diversification, issuers affected by Hurricane Katrina and Rita make up only a small percentage of the Fund. Though the major bond insurers have significant exposure to issuers impacted by the hurricanes, we believe that, as in past disasters, insurance proceeds and government aid will limit or prevent large scale municipal defaults. The human toll and property damage from these storms is far worse than previous natural disasters and the recovery period will take longer. Furthermore, some areas of the gulf coast will never be the same. However, we do believe that most of the cities and towns will survive and have need of schools, hospitals, sewer systems, and other essential services.

Outside of the gulf coast, job growth and a strong economy continue to fill state and local coffers. State tax revenues grew 13.3% in the second quarter of 2005 from the year earlier period. This represents the fastest growth rate recorded by the Nelson Rockefeller Institute of Government since they began monitoring this statistic in 1991. However, many challenges remain. Among them are still-depleted reserve fund balances from the last recession, and under funded retirement fund balances in state and local pension funds. To reduce credit risk, we have kept 90% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Limited Term Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Limited Term Municipal Fund	September 30, 2005

ASSETS
Investments at value (cost $1,359,404,909)	$1,383,542,486
Cash	649,146
Receivable for investments sold	7,791,540
Receivable for fund shares sold	2,623,269
Interest receivable	18,033,244
Prepaid expenses and other assets	25,569

Total Assets	1,412,665,254

LIABILITIES
Payable for securities purchased	9,281,373
Payable for fund shares redeemed	2,713,913
Payable to investment advisor and other affiliates (Note 3)	855,368
Accounts payable and accrued expenses	198,145
Dividends payable	991,396

Total Liabilities	14,040,195

NET ASSETS	$1,398,625,059

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,553)
Net unrealized appreciation on investments	24,135,453
Accumulated net realized gain (loss)	(6,478,505)
Net capital paid in on shares of beneficial interest	1,380,970,664

$1,398,625,059

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($967,649,703 applicable to 71,193,755 shares of beneficial interest outstanding - Note 4)	$13.59
Maximum sales charge, 1.50% of offering price	0.21

Maximum offering price per share	$13.80

Class C Shares:
Net asset value and offering price per share* ($140,606,588 applicable to 10,326,146 shares of beneficial interest outstanding - Note 4)	$13.62

Class I Shares:
Net asset value, offering and redemption price per share ($290,368,768 applicable to 21,360,741 shares of beneficial interest outstanding - Note 4)	$13.59

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8	Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Limited Term Municipal Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Interest income (net of premium amortized of $15,941,966)	$53,848,175

EXPENSES:
Investment advisory fees (Note 3)	5,743,475
Administration fees (Note 3)
Class A Shares	1,256,590
Class C Shares	190,990
Class I Shares	128,213
Distribution and service fees (Note 3)
Class A Shares	2,513,180
Class C Shares	1,528,014
Transfer agent fees
Class A Shares	473,925
Class C Shares	93,435
Class I Shares	74,455
Registration and filing fees
Class A Shares	69,049
Class C Shares	30,251
Class I Shares	52,729
Custodian fees (Note 3)	417,614
Professional fees	79,518
Accounting fees	146,805
Trustee fees	20,935
Other expenses	273,201

Total Expenses	13,092,379
Less:
Distribution and service fees waived (Note 3)	(764,803)
Fees paid indirectly (Note 3)	(39,534)

Net Expenses	12,288,042

Net Investment Income	41,560,133

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold	(1,895,726)
Increase (decrease) in unrealized appreciation (depreciation) of investments	(23,004,183)

Net Realized and Unrealized Loss on Investments	(24,899,909)

Net Increase in Net Assets Resulting From Operations	$16,660,224

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Municipal Fund

	Year Ended September 30, 2005	Three Months Ended September 30, 2004	Year Ended June 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$41,560,133	$9,853,487	$40,659,597
Net realized gain (loss) on investments sold	(1,895,726)	74,945	1,795,864
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(23,004,183)	16,155,302	(36,334,816)

Net Increase (Decrease) in Net Assets Resulting from Operations	16,660,224	26,083,734	6,120,645

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(29,220,801)	(7,133,301)	(29,889,249)
Class C Shares	(4,017,994)	(958,113)	(3,916,198)
Class I Shares	(8,321,340)	(1,762,073)	(6,854,150)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(53,647,281)	(20,348,137)	74,238,458
Class C Shares	(13,573,272)	(353,019)	21,587,725
Class I Shares	56,236,683	13,279,935	30,607,967

Net Increase (Decrease) in Net Assets	(35,883,781)	8,809,026	91,895,198

NET ASSETS:
Beginning of period	1,434,508,840	1,425,699,814	1,333,804,616

End of period	$1,398,625,059	$1,434,508,840	$1,425,699,814

See notes to financial statements.

10	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Municipal Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – National Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value of investments, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of Fund shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned commissions aggregating $10,258 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $15,616 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2005, are set forth in the Statement of Operations. Distribution fees in the amount of $764,803 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $39,534.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Three Months Ended September 30, 2004		Year Ended June 30, 2004
	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	10,112,925	$138,664,895	2,652,124	$36,597,200	22,343,137	$310,234,300
Shares issued to shareholders in reinvestment of dividends	1,429,462	19,572,574	335,506	4,631,084	1,399,170	19,393,497
Shares repurchased	(15,463,654)	(211,884,750)	(4,457,299)	(61,576,421)	(18,441,220)	(255,389,339)

Net Increase (Decrease)	(3,921,267)	$(53,647,281)	(1,469,669)	$(20,348,137)	5,301,087	$74,238,458

Class C Shares
Shares sold	1,853,494	$25,470,518	506,589	$7,003,493	4,814,111	$66,984,540
Shares issued to shareholders in reinvestment of dividends	198,591	2,724,023	46,675	645,678	194,692	2,704,058
Shares repurchased	(3,045,634)	(41,767,813)	(578,793)	(8,002,190)	(3,462,370)	(48,100,873)

Net Increase (Decrease)	(993,549)	$(13,573,272)	(25,529)	$(353,019)	1,546,433	$21,587,725

Class I Shares
Shares sold	8,961,752	$122,650,992	1,826,487	$25,227,726	8,616,079	$119,652,434
Shares issued to shareholders in reinvestment of dividends	501,520	6,865,525	104,786	1,446,479	394,435	5,468,468
Shares repurchased	(5,348,315)	(73,279,834)	(970,031)	(13,394,270)	(6,808,603)	(94,512,935)

Net Increase (Decrease)	4,114,957	$56,236,683	961,242	$13,279,935	2,201,911	$30,607,967

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $420,714,063 and $381,321,057, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$1,359,409,800

Gross unrealized appreciation on a tax basis	$27,475,568
Gross unrealized depreciation on a tax basis	(3,342,882)

Net unrealized appreciation (depreciation) on investments (tax basis)	$24,132,686

At September 30, 2005, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$1,013,153
2008	3,565,103
2013	30,614

$4,608,870

As of September 30, 2005, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $1,864,744. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

In order to account for permanent book/tax differences, the Fund increased net investment loss by $922 and decreased accumulated net realized investment loss by $922. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from market discount.

All dividends paid by the Fund for the year ended September 30, 2005, period ended September 30, 2004, and the year ended June 30, 2004, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report	13

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Municipal Fund

	Year Ended Sept. 30, 2005	3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
				2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.83	$13.68		$14.01	$13.65	$13.44	$13.06

Income from investment operations:
Net investment income	0.44	0.11		0.44	0.49	0.57	0.63
Net realized and unrealized gain (loss) on investments	(0.24)	0.15		(0.33)	0.36	0.21	0.38

Total from investment operations	0.20	0.26		0.11	0.85	0.78	1.01

Less dividends from:
Net investment income	(0.44)	(0.11)		(0.44)	(0.49)	(0.57)	(0.63)

Change in net asset value	(0.24)	0.15		(0.33)	0.36	0.21	0.38

NET ASSET VALUE, end of period	$13.59	$13.83		$13.68	$14.01	$13.65	$13.44

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.50%	1.87%		0.80%	6.36%	5.91%	7.91%
Ratios to average net assets:
Net investment income	3.25%	3.02	%(b)	3.18%	3.54%	4.18%	4.75%
Expenses, after expense reductions	0.57%	0.55	%(b)	0.57%	0.58%	0.60%	0.60%
Expenses, after expense reductions and net of custody credits	0.57%	0.55	%(b)	0.57%	0.58%	0.60%	—
Expenses, before expense reductions	0.57%	0.55	%(b)	0.57%	0.58%	0.62%	0.65%

Portfolio turnover rate	27.80%	4.57%		21.37%	15.81%	19.59%	25.37%

Net assets at end of period (000)	$290,369	$238,589		$222,760	$197,367	$123,652	$86,160

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

14	Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Municipal Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-459, CLASS C - 885-215-442, CLASS I - 885-215-434 NASDAQ SYMBOLS: CLASS A - LTMFX, CLASS C - LTMCX, CLASS I - LTMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ARIZONA — 1.07%

Arizona State Transportation Board Grant Anticipation Notes Series A, 5.00% due 7/1/2009	Aa3/AA-	$2,500,000	$2,657,825
Maricopa County Arizona School District 97, 5.50% due 7/1/2008 (Insured: FGIC)	Aaa/NR	650,000	691,002
Maricopa County School District 008, 7.50% due 7/1/2008 (Insured: MBIA)	A1/AAA	1,000,000	1,112,510
Mohave County Industrial Development Authority Correctional Facilities Contract Revenue Series A, 5.00% due 4/1/2009 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	4,595,000	4,845,198
Mohave County Industrial Development Authority Series A, 5.00% due 4/1/2014 (Mohave Prison LLC Project; Insured: XLCA)	NR/AAA	3,135,000	3,375,486
Pima County Industrial Development Authority Education Revenue Series C, 6.40% due 7/1/2013 (Arizona Charter Schools Project)	Baa3/NR	1,000,000	1,070,180
Pima County Industrial Development Authority Industrial Revenue Refunding Lease Obligation A, 7.25% due 7/15/2010 (Insured: FSA)	Aaa/AAA	570,000	585,447
Tucson Water Revenue Series D, 9.75% due 7/1/2008	Aa3/A+	500,000	585,015

ALABAMA — 1.78%

Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	10,000,000	10,599,900
Huntsville Health Care Authority Series A, 5.00% due 6/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,142,460
Scottsboro Industrial Development Board Refunding, 5.25% due 5/1/2009 (LOC: PNC Bank)	NR/NR	1,920,000	1,933,517
West Jefferson Industrial Development, 2.90% due 6/1/2028 put 10/3/2005 (Alabama Power Co. Project) (daily demand notes)	VMIG1/A-1	1,200,000	1,200,000
Wilsonville Industrial Development Board Pollution Control Revenue Refunding, 4.20% due 6/1/2019 put 6/1/2006 (Southern Electric Gaston Project; Insured: AMBAC)	Aaa/AAA	8,955,000	9,014,013

ALASKA — 0.53%

Alaska Energy Authority Power Revenue Refunding Third Series, 6.00% due 7/1/2008 (Bradley Lake Project; Insured: FSA)	Aaa/AAA	2,800,000	3,005,632
Alaska Student Loan Corp. Revenue Series A, 5.25% due 1/1/2012 (Capital Project; Insured: FSA)	NR/AAA	3,000,000	3,283,560
Anchorage Ice Rink Revenue, 6.375% due 1/1/2020 pre-refunded 7/1/2010	NR/NR	1,000,000	1,122,950

ARKANSAS — 0.52%

Conway Electric Revenue Refunding, 5.00% due 8/1/2007	A2/NR	2,000,000	2,062,420
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2010 (Regional Medical Center Project)	NR/A	1,000,000	1,079,740
Jefferson County Hospital Revenue Refunding & Improvement, 5.50% due 6/1/2011 (Regional Medical Center Project)	NR/A	1,075,000	1,168,385
Little Rock Hotel & Restaurant Gross Receipts Tax Refunding, 7.125% due 8/1/2009	A3/NR	2,645,000	2,892,123

CALIFORNIA — 2.33%

Bay Area Government Association Rapid Transit, 4.875% due 6/15/2009 (Insured: AMBAC)	Aaa/AAA	620,000	621,023
California Health Facilities Financing Authority Revenue Series 83 C, 9.25% due 12/1/2006 (Mercy Health Care Project) (ETM)	Aaa/AAA	1,600,000	1,715,840
California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,620,000	2,793,313
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/BBB+	2,050,000	2,163,098
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2012	A2/BBB+	2,600,000	2,869,178
California State Department of Water Resources Power Supply Series A, 6.00% due 5/1/2013	A2/BBB+	2,550,000	2,896,316
California State Series A-3, 2.77% due 5/1/2033 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	500,000	500,000

Certified Annual Report	15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California Statewide Community Development Authority Revenue Series D, 4.35% due 11/1/2036 put 3/1/2007 (Kaiser Permanente Project)	VMIG2/A-1	$2,000,000	$2,030,420
Central Valley Financing Authority Revenue, 6.00% due 7/1/2009 (Carson Ice Project)	NR/BBB	500,000	508,950
Metropolitan Water District Series B-3, 2.77% due 7/1/2035 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	1,500,000	1,500,000
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	Baa2/BBB+	6,100,000	6,106,893
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.875% due 12/1/2027 Crossover refunded 12/1/2005	Aa3/AA	2,500,000	2,536,800
San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured: AMBAC)	Aaa/AAA	3,000,000	3,042,600
Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 4.00% due 4/1/2036 put 10/2/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,012,830
Torrance Hospital Revenue Series A, 7.10% due 12/1/2015 pre-refunded 12/1/2005 (Little Co. of Mary Hospital Project)	NR/AAA	1,305,000	1,314,487
Tri City Hospital District Revenue Refunding Series B, 6.00% due 2/15/2006 (Insured: MBIA)	Aaa/AAA	1,000,000	1,011,650

COLORADO — 4.08%

Adams County Communication Center Series A, 4.75% due 12/1/2006	Baa1/NR	1,025,000	1,033,723
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2012 (Insured: FHA, MBIA)	NR/AAA	1,310,000	1,407,412
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2012 (Insured: FHA, MBIA)	NR/AAA	1,345,000	1,449,950
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2013 (Insured: FHA, MBIA)	NR/AAA	1,380,000	1,483,721
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2013 (Insured: FHA, MBIA)	NR/AAA	1,420,000	1,529,993
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,530,000	1,649,019
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2015 (Insured: FHA, MBIA)	NR/AAA	1,565,000	1,689,558
Adams County School District 012 Series A, 4.375% due 12/15/2007	Aa3/AA-	1,000,000	1,028,740
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/A-1	12,200,000	12,820,004
Colorado Department of Transport Revenue Anticipation Notes, 6.00% due 6/15/2008 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,611,840
Colorado Educational & Cultural Facilities, 4.90% due 4/1/2008 (Nashville Public Radio Project)	NR/BBB+	1,000,000	1,019,480
Colorado Health Facilities Authority, 5.00% due 9/1/2007 (Catholic Health Initiatives Project)	Aa2/AA	5,705,000	5,894,863
Colorado Health Facilities Authority Series A, 5.375% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	515,000	545,658
Colorado Housing Finance Authority, 5.25% due 10/1/2007	A1/AA+	80,000	80,624
Colorado Springs Utilities Revenue Systems Subordinated Lien Refunding & Improvement Series A, 5.00% due 11/15/2005	Aa2/AA	2,230,000	2,235,976
Denver City & County COP Series A, 5.50% due 5/1/2006 (Insured: MBIA)	Aaa/AAA	500,000	507,720
Denver Convention Center Senior Series A, 5.00% due 12/1/2011 (Insured: XLCA)	Aaa/AAA	3,335,000	3,588,227
El Paso County School District Number 49 Series A, 6.00% due 12/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,084,040
Highlands Ranch Metro District 2 GO, 6.50% due 6/15/2012 (Insured: FSA)	Aaa/AAA	1,000,000	1,172,830
Highlands Ranch Metropolitan District 3 Refunding Series B, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,760,000	1,845,466
Highlands Ranch Metropolitan District 3 Series A, 5.25% due 12/1/2008 (Insured: ACA)	NR/A	1,520,000	1,593,811
Lakewood COP, 4.40% due 12/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,035,340
Metropolitan Football Stadium District Colorado Sales Tax Revenue Capital Appreciation Series A, 0% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,025,000	953,834
Pinery West Metropolitan District 3, 4.70% due 12/1/2021 put 12/1/2007 (LOC: Compass Bank)	NR/A-2	970,000	986,412
Plaza Metropolitan District 1 Revenue, 7.60% due 12/1/2016 (Public Improvement Fee/Tax Increment Project)	NR/NR	6,000,000	6,621,120
Regional Transportation District of Colorado Series A, 5.00% due 6/1/2009 (Transit Vehicles Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,059,320
Southland Metropolitan District Number 1 unlimited GO, 6.75% due 12/1/2016	NR/NR	1,000,000	1,095,770

CONNECTICUT — 0.12%

Bridgeport GO, 6.00% due 3/1/2006 (Insured: AMBAC)	Aaa/AAA	1,325,000	1,342,397

16	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Capitol Region Education Council, 6.375% due 10/15/2005	NR/BBB	$350,000	$350,378

DELAWARE — 0.53%

Delaware State Economic Development Authority Revenue, 5.50% due 7/1/2025 put 7/1/2010 (Delmarva Power & Light Project)	Baa1/BBB	2,045,000	2,151,565
Delaware State Health Facilities Authority Revenue, 6.25% due 10/1/2006 (ETM)	Aaa/AAA	845,000	848,194
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 6/1/2011 (Beebe Medical Center Project)	Baa1/BBB+	1,275,000	1,359,584
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2012 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,370,000	1,474,572
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2013 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,445,000	1,542,595

DISTRICT OF COLUMBIA — 2.01%

District of Columbia, 5.50% due 6/1/2008 (Insured: AMBAC)	Aaa/AAA	1,915,000	2,027,602
District of Columbia COP, 5.00% due 1/1/2008 (Public Safety & Emergency Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,039,440
District of Columbia COP, 5.25% due 1/1/2013 (Insured: AMBAC)	Aaa/AAA	5,950,000	6,444,980
District of Columbia Hospital Revenue, 5.70% due 8/15/2008 (Medlantic Healthcare Project) (ETM)	Aaa/AAA	4,430,000	4,618,674
District of Columbia Hospital Revenue Refunding, 5.10% due 8/15/2008 (Medlantic Healthcare Group A Project) (ETM)	Aaa/AAA	1,500,000	1,567,965
District of Columbia Revenue, 5.50% due 10/1/2005 (Insured: MBIA)	Aaa/AAA	500,000	500,035
District of Columbia Revenue, 6.00% due 1/1/2007 (American Assoc. for Advancement of Science Project; Insured: AMBAC)	Aaa/AAA	500,000	517,780
District of Columbia Revenue, 6.00% due 1/1/2009 (American Assoc. for Advancement of Science Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,082,250
District of Columbia Series A, 5.50% due 6/1/2009 (Insured: MBIA)	Aaa/AAA	4,700,000	5,056,072
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2009 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	2,000,000	1,752,580
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2011 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,990,000	1,595,303
District of Columbia Tax Increment Capital Appreciation, 0% due 7/1/2012 (Mandarin Oriental Project; Insured: FSA)	Aaa/AAA	1,480,000	1,130,439
Washington DC Convention Center Authority Dedicated Tax Revenue, 5.00% due 10/1/2006 (Insured: AMBAC)	Aaa/AAA	750,000	765,233

FLORIDA — 5.98%

Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	5,000,000	5,327,650
Capital Projects Finance Authority Student Housing, 5.50% due 10/1/2012 (Capital Projects Student Housing; Insured: MBIA)	Aaa/AAA	1,000,000	1,091,460
Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	2,996,000	3,172,345
Dade County Solid Waste Systems Special Obligation Revenue Refunding, 6.00% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	7,000,000	7,398,230
Escambia County Health Facilities Revenue Baptist Hospital Baptist Manor, 5.125% due 10/1/2014	A3/BBB+	2,755,000	2,842,251
Florida Housing Finance Corp. Multifamily Housing Charleston Series I A, 2.75% due 7/1/2031 put 10/3/2005 (daily demand notes)	NR/A-1+	1,600,000	1,600,000
Florida State Refunding, 6.00% due 7/1/2006 (Department of Transportation Right of Way Project)	Aa1/AAA	1,465,000	1,498,944
Gulf Breeze Florida Revenue Local Government Series C, 4.00% due 12/1/2015 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	1,900,000	1,915,808

Certified Annual Report	17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Gulf Breeze Florida Revenue Local Government Series E, 4.00% due 12/1/2020 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	$2,170,000	$2,188,054
Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	6,000,000	6,318,720
Jacksonville Electric St. John’s River Park Systems Revenue Refunding Issue-2 17th Series, 5.25% due 10/1/2012	Aa2/AA-	5,000,000	5,438,450
Miami Dade County School Board COP Series A, 5.00% due 5/1/2006 (Insured: MBIA)	Aaa/AAA	1,910,000	1,933,588
Miami Dade County School Board COP Series B, 5.50% due 5/1/2031 put 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,010,000	1,105,920
Miami Dade County School Board COP Series C, 5.00% due 8/1/2007 (Insured: MBIA)	Aaa/AAA	3,390,000	3,511,769
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	3,560,000	3,448,714
Orange County Health Facilities Authority, 5.80% due 11/15/2009 (Adventist Health System Project)	A2/A+	1,395,000	1,526,995
Orange County Health Facilities Authority Revenue Refunding, 6.25% due 11/15/2008 (Adventist Health Systems Project; Insured: AMBAC)	Aaa/AAA	3,120,000	3,194,412
Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2007 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	925,000	979,677
Orange County School Board Series A, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	10,000,000	10,757,700
Palm Beach County Industrial Development Revenue Series 1996, 6.00% due 12/1/2006 (Lourdes-Noreen McKeen Residence Project) (ETM)	NR/A	940,000	970,917
Palm Beach County Solid Waste Authority Revenue Refunding Series A, 5.00% due 10/1/2005	Aa3/AA-	2,420,000	2,420,121
Pasco County Housing Finance Authority Multi Family Revenue Refunding Series A, 5.35% due 6/1/2027 put 6/1/2008 (Oak Trail Apts Project; Insured: AXA)	NR/AA-	1,000,000	1,007,810
Pelican Marsh Community Development District Refunding Series A, 5.00% due 5/1/2011 (Insured: Radian)	NR/AA	3,025,000	3,093,546
St Johns County Florida Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,755,000	1,895,628
Tampa Solid Waste System Revenue Series A, 4.35% due 10/1/2008 (Insured: AMBAC)	Aaa/AAA	6,045,000	6,223,267
University Athletic Association Inc. Florida Athletic Program Revenue Refunding, 2.20% due 10/1/2031 put 10/1/2005 (LOC: Suntrust Bank)	Aa3/NR	2,835,000	2,835,000

GEORGIA — 0.60%

Floyd County Sales Tax, 3.50% due 1/1/2006	Aa3/NR	1,500,000	1,502,655
Georgia Municipal Association Inc. COP, 5.00% due 12/1/2006 (Atlanta City Court Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,024,020
Georgia Municipal Electric Power Authority Revenue Series Y, 6.30% due 1/1/2006	A1/A+	730,000	736,074
Georgia Municipal Electric Power Authority Revenue Unrefunded Balance Series DD, 7.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,495,000	1,617,425
Monroe County Development Authority Pollution Control, 6.75% due 1/1/2010 (Oglethorpe Power Scherer A Refunding; Insured: MBIA)	Aaa/AAA	2,000,000	2,262,240
Monroe County Development Authority Pollution Control Revenue Oglethorpe Power Scherer A, 6.80% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,000,000	1,175,710

HAWAII — 0.30%

Hawaii State Department of Budget & Finance Special Purpose Hawaiian Electric Co., 4.95% due 4/1/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,138,540
Hawaii State Refunding Series Cb, 5.75% due 1/1/2007	Aa2/AA-	1,000,000	1,033,760
Honolulu City & County Refunding Series A, 7.35% due 7/1/2006	Aa2/AA-	1,000,000	1,032,430

IDAHO — 0.22%

Twin Falls Urban Renewal Agency Refunding Series A, 4.95% due 8/1/2014	NR/NR	1,640,000	1,633,276
Twin Falls Urban Renewal Agency Refunding Series A, 5.15% due 8/1/2017	NR/NR	1,455,000	1,442,182

ILLINOIS — 9.95%

Champaign County Community No 116 Series C, 0% due 1/1/2009 (ETM)	Aaa/AAA	1,205,000	1,080,186

18	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Champaign County Community No 116 Unrefunded Balance Series C, 0% due 1/1/2009 (Insured: FGIC)	Aaa/AAA	$2,140,000	$1,915,878
Chicago Board of Education, 6.00% due 12/1/2009 (Insured: FGIC)	Aaa/AAA	2,000,000	2,207,820
Chicago Board of Education School Reform, 6.25% due 12/1/2012 (Insured: MBIA)	Aaa/AAA	750,000	871,222
Chicago Housing Authority Capital Program Revenue, 5.00% due 7/1/2007	Aa3/AA	1,000,000	1,028,150
Chicago Housing Authority Capital Program Revenue, 5.25% due 7/1/2010	Aa3/AA	2,300,000	2,457,044
Chicago Metropolitan Water Reclamation District, 6.90% due 1/1/2007	Aaa/AA+	2,300,000	2,369,069
Chicago Midway Airport Revenue Series A, 5.40% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	1,340,000	1,386,538
Chicago Midway Airport Revenue Series C, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,180,000	1,298,201
Chicago O’Hare International Airport Revenue, 5.375% due 1/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,025,790
Chicago O’Hare International Airport Revenue, 5.00% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,105,000	1,190,229
Chicago O’Hare International Airport Revenue 2nd Lien Series C-1, 5.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,063,210
Chicago O’Hare International Airport Revenue Passenger Facility Series A, 5.625% due 1/1/2014 (Insured: AMBAC)	Aaa/AAA	3,065,000	3,145,609
Chicago O’Hare International Airport Revenue Refunding Series A, 4.90% due 1/1/2006 (Insured: MBIA)	Aaa/AAA	675,000	678,037
Chicago Park District Parking Facility Revenue, 5.75% due 1/1/2010 (ETM)	Baa1/A	1,000,000	1,094,340
Chicago Public Commerce Building Revenue Series C, 5.50% due 2/1/2006 (Insured: FGIC)	Aaa/AAA	2,000,000	2,017,680
Chicago Refunding Series A, 5.375% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,187,920
Chicago Refunding Series A-2, 6.125% due 1/1/2012 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,139,580
Chicago Tax Increment Allocation Central Series A, 0% due 12/1/2005 (Insured: AMBAC)	Aaa/AAA	5,000,000	4,976,250
Chicago Water Revenue, 6.50% due 11/1/2011 (Insured: FGIC)	Aaa/AAA	1,810,000	2,098,822
Cook & Will Counties Township High School District 206 Series C, 0% due 12/1/2005 (Insured: FSA)	Aaa/AAA	2,545,000	2,532,886
Cook County Capital Improvement, 5.50% due 11/15/2008 pre-refunded 11/15/2006	Aaa/AAA	995,000	1,033,089
Cook County Community Capital Appreciation, 0% due 12/1/2010 (Insured: FSA)	Aaa/NR	2,000,000	1,660,340
Cook County Community School District 97 Series B, 9.00% due 12/1/2013 (Insured: FGIC)	Aaa/NR	2,250,000	3,060,157
Cook County School District 99, 9.00% due 12/1/2012 (Insured: FGIC)	Aaa/NR	1,000,000	1,322,620
Du Page County Forest Preservation District, 0% due 11/1/2009	Aaa/AAA	5,000,000	4,349,000
Glenview Multi Family Revenue Refunding, 5.20% due 12/1/2027 put 12/1/2007 (Collateralized: FNMA)	NR/AAA	1,485,000	1,526,521
Hoffman Estates Illinois Tax Increment Revenue, 0% due 5/15/2006 (Hoffman Estates Economic Dev. Project; Guaranty: Sears)	Ba1/NR	3,075,000	2,998,648
Hoffman Estates Illinois Tax Increment Revenue Junior Lien, 0% due 5/15/2007	Ba1/NR	1,500,000	1,400,700
Illinois Development Finance Authority Pollution Control Revenue Refunding, 5.70% due 1/15/2009 (Commonwealth Edison Co. Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,214,740
Illinois Development Finance Authority Pollution Series A, 7.375% due 7/1/2021 pre-refunded 7/1/2006 (Illinois Power Co. Project)	Baa1/NR	5,000,000	5,256,150
Illinois Development Finance Authority Revenue, 4.00% due 11/15/2005 (Insured: XLCA)	Aaa/AAA	860,000	861,178
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2009 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,635,000	3,959,206
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2010 (Adventist Health Project; Insured: MBIA)	Aaa/AAA	3,860,000	4,264,760
Illinois Development Finance Authority Revenue Community Rehab Providers A, 5.00% due 7/1/2006	NR/BBB	645,000	647,793
Illinois Development Finance Authority Revenue Provena Health Series A, 5.50% due 5/15/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,060,130
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.60% due 7/1/2006	NR/BBB	1,000,000	1,010,270
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers Series A, 6.00% due 7/1/2015	NR/BBB	4,500,000	4,644,585
Illinois Development Finance Authority Revenue Series A, 5.75% due 5/15/2014 (Provena Health Project; Insured: MBIA)	Aaa/AAA	6,035,000	6,435,422

Certified Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2009 (Insured: MBIA)	Aaa/AAA	$1,275,000	$1,388,921
Illinois Health Facilities Authority Revenue, 5.50% due 11/15/2007 (OSF Healthcare System Project)	A2/A	915,000	953,037
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2008 (Iowa Health System Project)	A1/NR	1,290,000	1,372,392
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2009 (Iowa Health System Project)	A1/NR	1,375,000	1,491,710
Illinois Health Facilities Authority Revenue, 6.50% due 2/15/2010 (Iowa Health System Project)	A1/NR	1,465,000	1,617,389
Illinois Health Facilities Authority Revenue, 6.00% due 2/15/2011 (Iowa Health System Project; Insured: AMBAC)	Aaa/AAA	1,560,000	1,739,010
Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2007 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,550,505
Illinois Health Facilities Authority Revenue Refunding, 5.00% due 8/15/2008 (University of Chicago Hospital & Health Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,570,395
Illinois Health Facilities Authority Revenue Refunding, 5.50% due 11/15/2011 (Methodist Medical Center Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,204,330
Illinois Health Facilities Authority Revenue University of Chicago, 5.00% due 8/15/2009 (Hospital Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,057,410
Illinois Hospital District, 5.50% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,040,000	1,123,179
Illinois State COP Central Management Department, 5.00% due 7/1/2007 (Insured: AMBAC)	Aaa/AAA	500,000	516,580
Illinois State Partners Series A, 6.00% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,022,940
Kane County School District Number 129 Aurora West Side Refunding, 5.50% due 2/1/2012 (Insured: FGIC)	Aaa/NR	1,200,000	1,259,736
Lake County Community Consolidated School District 73, 9.00% due 1/1/2006 (Insured: FSA)	Aaa/NR	1,000,000	1,014,990
Lake County Community High School District 117 Series B, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	2,000,000	1,933,340
Lake County Community High School District 117 Series B, 0% due 12/1/2011 (Insured: FGIC)	Aaa/NR	3,235,000	2,568,752
Lake County Consolidated High School Refunding, 3.25% due 12/1/2005	NR/AA-	2,990,000	2,992,003
McHenry & Kane Counties Community Consolidated School District 158, 0% due 1/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	861,370
McHenry & Kane Counties II, 0% due 1/1/2012 (Insured: FGIC)	Aaa/AAA	2,200,000	1,733,270
Mclean & Woodford Counties School District GO, 7.375% due 12/1/2010 (Insured: FSA)	Aaa/NR	1,500,000	1,773,120
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Series A-2002, 6.00% due 6/15/2007 pre-refunded 6/15/2006 (McCormick Place Exposition Project; Insured: AMBAC)	Aaa/AAA	1,250,000	1,301,862
Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue Refunding Series A-2002, 6.00% due 6/15/2007 pre-refunded 6/15/2006 (McCormick Place Exposition Project)	Aaa/AAA	3,750,000	3,900,788
Naperville City, Du Page & Will Counties Economic Development Revenue, 6.10% due 5/1/2008 (Hospital & Health System Association Project; LOC: American National Bank)	NR/AA-	1,895,000	1,936,368
Peoria Public Building Commission School District Facilities Revenue, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	1,100,000	1,026,421
University of Illinois COP Series A, 5.00% due 8/15/2019 pre-refunded 8/15/2011 (Utility Infrastructure Project)	Aaa/AAA	5,235,000	5,668,772
University of Illinois Revenues, 0% due 10/1/2006 (Insured: MBIA) (b)	Aaa/AAA	6,300,000	6,123,159

INDIANA — 6.45%

Allen County Economic Development Revenue, 5.00% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	1,370,000	1,431,705
Allen County Economic Development Revenue First Mortgage, 5.20% due 12/30/2005 (Indiana Institute of Technology Project)	NR/NR	965,000	969,371
Allen County Economic Development Revenue First Mortgage, 5.30% due 12/30/2006 (Indiana Institute of Technology Project)	NR/NR	690,000	705,359
Allen County Economic Development Revenue First Mortgage, 5.60% due 12/30/2009 (Indiana Institute of Technology Project)	NR/NR	1,110,000	1,172,482

20	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Allen County Jail Building Corp. First Mortgage, 5.75% due 10/1/2010	Aa3/NR	$1,115,000	$1,239,490
Allen County Jail Building Corp. GO, 5.00% due 10/1/2011 (Insured: XLCA)	Aaa/AAA	2,390,000	2,564,518
Allen County Jail Building Corp. GO, 5.00% due 10/1/2012 (Insured: XLCA)	Aaa/AAA	1,275,000	1,372,767
Allen County Jail Building Corp. GO, 5.00% due 10/1/2014 (Insured: XLCA)	Aaa/AAA	1,000,000	1,078,110
Allen County Jail Building Corp. GO, 5.00% due 10/1/2015 (Insured: XLCA)	Aaa/AAA	1,480,000	1,595,336
Allen County Jail Building Corp. GO, 5.00% due 10/1/2016 (Insured: XLCA)	Aaa/AAA	1,520,000	1,637,146
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2016	A3/NR	1,000,000	1,043,330
Ball State University Revenues Student Fee Series K, 5.75% due 7/1/2012 (Insured: FGIC)	Aaa/AAA	1,000,000	1,117,580
Boone County Hospital Association Lease Revenue, 5.00% due 1/15/2007 (ETM)	Aaa/AAA	1,085,000	1,112,179
Boonville Junior High School Building Corp. Revenue, 0% due 7/1/2010 (State Aid Withholding)	NR/A	850,000	691,806
Boonville Junior High School Building Corp. Revenue, 0% due 1/1/2011 (State Aid Withholding)	NR/A	850,000	672,129
Boonville Junior High School Building Corp. Revenue Refunding, 0% due 7/1/2011 (State Aid Withholding)	NR/A	950,000	732,954
Brownsburg 1999 School Building, 5.00% due 2/1/2011 (Insured: FSA)	Aaa/AAA	1,720,000	1,844,941
Brownsburg 1999 School Building, 5.00% due 8/1/2011 (Insured: FSA)	Aaa/AAA	1,835,000	1,976,570
Brownsburg 1999 School Building, 5.25% due 2/1/2012 (Insured: FSA)	Aaa/AAA	1,880,000	2,052,810
Brownsburg 1999 School Building, 5.25% due 8/1/2012 (Insured: FSA)	Aaa/AAA	1,755,000	1,925,112
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2009 (Insured: AMBAC)	Aaa/AAA	1,175,000	1,249,765
Center Grove 2000 Building First Mortgage, 5.00% due 7/15/2010 (Insured: AMBAC)	Aaa/AAA	1,135,000	1,219,716
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2011 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,015,000	1,080,742
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.00% due 1/15/2012 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,068,730
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2013 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,083,450
Dekalb County Redevelopment Authority Lease Rental Revenue Refunding, 5.25% due 1/15/2014 (Mini Mill Local Public Improvement Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,077,700
Eagle Union Middle School Building Corp., 5.50% due 7/15/2009 (ETM)	Aaa/AAA	910,000	984,029
Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage, 0% due 1/15/2006 (State Aid Withholding)	NR/A	1,860,000	1,841,419
Elberfeld J. H. Castle School Building Corp. Indiana First Mortgage Refunding, 0% due 7/5/2008 (Insured: MBIA)	NR/AAA	1,860,000	1,699,594
Evansville Vanderburgh Refunding, 5.00% due 7/15/2014 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,083,320
Evansville Vanderburgh Refunding, 5.00% due 7/15/2015 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,083,590
Goshen Multi School Building Corp. First Mortgage, 5.20% due 7/15/2007 (Insured: MBIA)	Aaa/AAA	965,000	1,000,695
Hammond Multi-School Building Corp. First Mortgage Refunding Bond Series 1997, 6.00% due 7/15/2008 (Lake County Project; State Aid Withholding)	NR/A	2,305,000	2,422,325
Huntington Economic Development Revenue, 6.00% due 11/1/2006 (United Methodist Membership Project)	NR/NR	295,000	301,396
Huntington Economic Development Revenue, 6.15% due 11/1/2008 (United Methodist Membership Project)	NR/NR	700,000	738,388
Huntington Economic Development Revenue, 6.20% due 11/1/2010 (United Methodist Membership Project)	NR/NR	790,000	830,179
Indiana Health Facility Financing Authority Hospital Revenue, 5.75% due 11/1/2005 (Daughters of Charity Project) (ETM)	Aaa/AA+	85,000	85,214
Indiana Health Facility Financing Authority Hospital Revenue Series D, 5.00% due 11/1/2026 pre-refunded 11/1/2007	Aaa/NR	1,650,000	1,707,024
Indiana Municipal Power Supply Systems Revenue Refunding Series B, 5.80% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,057,050
Indiana State Educational Facilities Authority Revenue, 5.75% due 10/1/2009 (University of Indianapolis Project)	NR/A-	670,000	720,411
Indiana University Revenues Refunding, 0% due 8/1/2007 (Insured: AMBAC)	Aaa/AAA	2,500,000	2,359,850
Indianapolis Airport Authority Revenue Refunding Series A, 5.35% due 7/1/2007 (Insured: FGIC)	Aaa/AAA	1,100,000	1,139,633
Indianapolis Local Public Improvement Bond Bank Transportation Revenue, 0% due 7/1/2006 (ETM)	Aa2/AA-	1,240,000	1,213,055

Certified Annual Report	21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Indianapolis Resource Recovery Revenue Refunding, 6.75% due 12/1/2006 (Ogden Martin Systems, Inc. Project; Insured: AMBAC)	Aaa/AAA	$2,000,000	$2,078,700
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2008 (Insured: FGIC)	Aaa/AAA	855,000	917,877
Knox Middle School Building Corp. First Mortgage, 6.00% due 7/15/2009 (Insured: FGIC)	Aaa/AAA	455,000	497,829
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2014 (Insured: FGIC)	Aaa/AAA	1,200,000	1,297,200
Madison Schools Lydia Middleton Building Corp., 5.00% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	1,250,000	1,351,325
Monroe County Community School Building Corp. Revenue Refunding, 5.00% due 1/15/2007 (Insured: AMBAC)	Aaa/AAA	625,000	638,513
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,055,000	1,138,007
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2014 (Insured: MBIA)	Aaa/AAA	1,135,000	1,226,935
Mount Vernon of Hancock County Refunding First Mortgage, 5.00% due 7/15/2015 (Insured: MBIA)	Aaa/AAA	1,140,000	1,232,408
Northwestern School Building Corp., 5.00% due 7/15/2011 (State Aid Withholding)	NR/AA	1,240,000	1,325,808
Perry Township Multi School Building Refunding, 5.00% due 1/10/2013 (Insured: FSA)	Aaa/NR	1,225,000	1,319,080
Perry Township Multi School Building Refunding, 5.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,235,000	1,353,560
Perry Township Multi School Building Refunding, 5.00% due 7/10/2013 (Insured: FSA)	Aaa/NR	2,025,000	2,184,226
Perry Township Multi School Building Refunding, 5.25% due 7/15/2013 (Insured: MBIA)	Aaa/AAA	1,305,000	1,434,091
Perry Township Multi School Building Refunding, 5.25% due 1/15/2014 (Insured: MBIA)	Aaa/AAA	1,335,000	1,468,313
Perry Township Multi School Building Refunding, 5.00% due 7/10/2014 (Insured: FSA)	Aaa/NR	2,130,000	2,302,466
Peru Community School Corp. Refunding First Mortgage, 0% due 7/1/2010 (State Aid Withholding)	NR/A	835,000	679,598
Rockport Pollution Control Revenue Series C, 2.625% due 4/1/2025 put 10/1/2006 (Indiana Michigan Power Co. Project)	Baa2/BBB	4,030,000	3,983,131
Vigo County Elementary School Building Corp. Refunding & Improvement First Mortgage, 4.00% due 1/10/2008 (Insured: FSA)	Aaa/AAA	1,635,000	1,664,463
Warren Township Vision 2005 School Building Corp., 3.00% due 1/10/2006 (Insured: FGIC)	Aaa/AAA	595,000	595,208
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2010 (State Aid Withholding)	NR/AA-	995,000	1,083,316
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2011 (State Aid Withholding)	NR/AA-	1,095,000	1,203,306
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2011 (Insured: FGIC)	Aaa/AAA	2,080,000	2,320,760
Westfield Elementary School Building Corp. First Mortgage Series 1997, 6.80% due 7/15/2007 (ETM)	Aaa/AAA	1,480,000	1,539,777
Whitko Indiana Middle School Building Corp. Refunding, 5.35% due 7/15/2007 (Insured: FSA)	Aaa/AAA	1,305,000	1,338,304

IOWA — 1.90%

Ankeny Community School District Sales & Services Tax Revenue, 5.00% due 7/1/2010	NR/A+	2,900,000	3,070,549
Des Moines Limited Obligation Revenue, 6.25% due 12/1/2015 put 12/1/2005 (Des Moines Parking Associates Project; LOC: Wells Fargo Bank)	NR/NR	3,355,000	3,357,684
Iowa Finance Authority Commercial Development Revenue Refunding, 5.75% due 4/1/2014 put 4/1/2010 (Governor Square Project; Insured: AXA)	NR/AA-	6,650,000	6,940,406
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2007 (Iowa Health Services Project)	A1/NR	435,000	452,052
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2009 (Iowa Health Services Project)	A1/NR	1,825,000	1,979,906
Iowa Finance Authority Hospital Facility Revenue, 6.50% due 2/15/2010 (Iowa Health Services Project)	A1/NR	1,955,000	2,159,180
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 2/15/2011 pre-refunded 2/15/2010 (Iowa Health Services Project; Insured: AMBAC)	Aaa/AAA	3,145,000	3,508,593
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2007	Aa3/AA-	1,430,000	1,502,487
Iowa Finance Authority Revenue Trinity Health Series B, 5.75% due 12/1/2010	Aa3/AA-	3,295,000	3,600,117

KANSAS — 0.12%

Dodge Unified School District 443 Ford County, 8.25% due 9/1/2006 (Insured: FSA)	Aaa/AAA	500,000	523,790
Wichita Water & Sewer Utility Revenue, 5.50% due 10/1/2011 pre-refunded 10/1/2006 (Insured: FGIC)	Aaa/AAA	1,160,000	1,201,099

KENTUCKY — 1.40%

Kentucky Economic Development Finance Authority Refunding & Improvement Series A, 5.00% due 2/1/2009 (Ashland Hospital Project; Insured: FSA)	Aaa/AAA	1,580,000	1,663,977
Kentucky Economic Development Finance Authority Refunding & Improvement Series A, 5.00% due 2/1/2010 (Ashland Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,062,090

22	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2009 converts to 5.35% 10/1/2005 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	$7,400,000	$7,892,026
Kentucky Economic Development Finance Authority Series C, 0% due 10/1/2010 converts to 5.40% 10/1/2005 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	7,830,000	8,465,169
Kentucky State Turnpike Authority Resources Recovery Revenue, 0% due 7/1/2006 (Insured: FGIC)	Aaa/AAA	390,000	381,779
Louisville Water Revenue Refunding, 6.00% due 11/15/2006 (ETM)	Aaa/AAA	150,000	154,758

LOUISIANA — 2.46%

Jefferson Parish Hospital District 2, 5.25% due 12/1/2015 crossover-refunded 12/1/2005 (Insured: FGIC)	Aaa/AAA	4,125,000	4,139,396
Jefferson Sales Tax District Special Sales Tax Revenue Refunding, 5.25% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,440,000	1,474,834
Jefferson Sales Tax District Special Sales Tax Revenue Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,515,000	1,578,009
Louisiana Local Govt. Environmental Facilities & Community Dev. Auth. Multi Family Revenue Series A, 5.00% due 9/1/2012 (Bellemont Apartments Project)	Baa1/NR	1,000,000	1,006,350
Louisiana PFA Revenue, 5.375% due 12/1/2008 (Wynhoven Health Care Center Project; Guaranty: Archdiocese of New Orleans)	NR/NR	1,850,000	1,855,291
Louisiana Public Facilities Authority Revenue, 5.75% due 10/1/2008 (Loyola University Project)	A1/A+	1,000,000	1,041,010
Louisiana Public Facilities Authority Revenue Refunding, 4.00% due 4/1/2006 (Loyola University Project)	A1/A+	1,085,000	1,085,477
Louisiana Public Facilities Authority Revenue Refunding, 5.50% due 10/1/2006 (Loyola University Project)	A1/A+	1,280,000	1,298,432
Louisiana State Correctional Facility Lease, 5.00% due 12/15/2008 (Insured: Radian)	NR/AA	7,135,000	7,369,599
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, 4.375% due 10/1/2020 put 6/1/2007 (Loop LLC Project)	A3/A	2,350,000	2,369,270
Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A	5,000,000	5,006,300
New Orleans Parish School Board, 0% due 2/1/2008 (ETM)	NR/AAA	6,050,000	5,228,712
New Orleans Refunding, 0% due 9/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	968,740

MARYLAND — 0.63%

Baltimore Maryland, 7.00% due 10/15/2009 (Insured: MBIA)	Aaa/AAA	580,000	661,461
Howard County Retirement Community Revenue Series A, 7.25% due 5/15/2015 pre-refunded 5/15/2010	NR/AAA	1,000,000	1,193,160
Howard County Retirement Community Revenue Series A, 7.875% due 5/15/2021 pre-refunded 5/15/2010	NR/AAA	2,500,000	3,044,525
Maryland State Health High Educational Facilities Refunding, 6.00% due 7/1/2009 (John Hopkins University Project)	Aa2/AA	3,605,000	3,960,417

MASSACHUSETTS — 2.46%

Massachusetts Development Finance Agency Resource Recovery Revenue Series A, 5.50% due 1/1/2011 (Insured: MBIA)	Aaa/AAA	3,470,000	3,781,051
Massachusetts Development Finance Agency Resource Recovery Revenue Series B, 5.625% due 1/1/2012 (Insured: MBIA)	Aaa/AAA	1,240,000	1,366,269
Massachusetts Industrial Finance Agency Revenue, 8.375% due 2/15/2018 pre-refunded 2/15/2006 (Glenmeadow Retirement Project)	NR/NR	1,000,000	1,038,400
Massachusetts State 1999 to 2021 Refunding Series B, 6.50% due 8/1/2008	Aa2/AA	2,000,000	2,168,960
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2011 (Insured: Assured Guaranty)	NR/AAA	2,345,000	2,512,316
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2012 (Insured: Assured Guaranty)	NR/AAA	2,330,000	2,503,468
Massachusetts State Health & Educational Berkshire Health Systems Series F, 5.00% due 10/1/2013 (Insured: Assured Guaranty)	NR/AAA	3,215,000	3,450,402
Massachusetts State Health & Educational Series H, 5.375% due 5/15/2012 (New England Medical Center Hospital Project; Insured: FGIC)	Aaa/AAA	3,415,000	3,738,776
Massachusetts State Industrial Finance Agency, 5.90% due 7/1/2027 pre-refunded 7/1/2007 (Dana Hall School Project)	Baa2/BBB	1,220,000	1,299,154

Certified Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Massachusetts State Industrial Finance Agency Capital Appreciation Biomedical A, 0% due 8/1/2010	Aa3/A+	$10,000,000	$8,348,700
Massachusetts State Refunding GO Series A, 6.00% due 11/1/2008	Aaa/AAA	1,000,000	1,083,370
Massachusetts State Refunding Series A, 5.50% due 1/1/2010	Aa2/AA	1,500,000	1,627,995
Taunton GO, 8.00% due 2/1/2006 (Insured: MBIA)	Aaa/AAA	1,500,000	1,525,515

MICHIGAN — 2.39%

Dearborn Economic Development Corp. Oakwood Obligation Group Series A, 5.75% due 11/15/2015 (Insured: FGIC)	Aaa/AAA	2,450,000	2,506,252
Detroit Convention Facility, 5.25% due 9/30/2007	NR/A	1,000,000	1,036,070
Detroit Michigan Series A, 6.00% due 4/1/2007 (ETM)	Aaa/AAA	1,405,000	1,466,694
Dickinson County Healthcare Systems Hospital Revenue Refunding, 5.50% due 11/1/2013 (Insured: ACA)	NR/A	2,500,000	2,658,325
Jackson County Hospital Finance Authority Hospital Revenue Series A, 5.00% due 6/1/2006 (W.A. Foote Memorial Hospital Project; Insured: AMBAC)	Aaa/NR	1,670,000	1,692,495
Michigan Hospital Finance Authority Revenue, 5.375% due 7/1/2012 (Insured: FSA)	Aaa/AAA	2,000,000	2,043,680
Michigan Hospital Finance Authority Revenue Series A, 5.375% due 11/15/2033 put 11/15/2007 (Ascension Health Project)	Aa2/A-1+	10,000,000	10,412,900
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.00% due 10/15/2008 (Insured: FSA)	Aaa/AAA	4,000,000	4,213,920
Michigan State Job Development Authority Pollution Control Revenue, 5.55% due 4/1/2009 (General Motors Corp. Project; Guaranty: GM)	Ba2/BB	1,925,000	1,909,099
Michigan State Strategic Fund Refunding Detroit Educational, 4.85% due 9/1/2030 put 9/1/2011 (Insured: AMBAC)	Aaa/NR	1,075,000	1,130,803
Missouri State Health & Educational Facilities Authority Revenue Series A, 5.00% due 6/1/2011	NR/AA-	1,000,000	1,066,520
Oakland County Economic Development Corp. Limited, 5.50% due 6/1/2014 pre-refunded 6/1/2007	A1/NR	1,000,000	1,059,230
Oxford Area Community School District, 5.00% due 5/1/2012 (Guaranty: School Bond Loan Fund)	Aa2/AA	800,000	863,288
Summit Academy North Michigan School District, 8.75% due 7/1/2030 pre-refunded 7/1/2010	NR/NR	1,100,000	1,342,913

MINNESOTA — 0.51%

Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2012 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,000,000	1,074,930
Minneapolis St. Paul Health Care Systems, 5.25% due 12/1/2013 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,500,000	1,614,540
Osseo Independent School District 279 Crossover Refunding Series B, 5.00% due 2/1/2006 (School District Credit Program)	Aa2/NR	1,915,000	1,928,865
Southern Minnesota Municipal Power Agency Revenue Refunding Series A, 5.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,005,460
University of Minnesota Refunding Series A, 5.50% due 7/1/2006	Aa2/AA	1,450,000	1,478,463

MISSISSIPPI — 1.18%

Gautier Utility District Systems Revenue Refunding, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/NR	1,020,000	1,123,591
Hattiesburg Water & Sewer Revenue Refunding Systems, 5.20% due 8/1/2006 (Insured: AMBAC)	Aaa/AAA	700,000	712,474
Mississippi Hospital Equipment & Facilities Authority Revenue, 6.50% due 5/1/2006 (Refunding Mississippi Baptist Medical Center; Insured: MBIA)	Aaa/AAA	1,000,000	1,018,190
Mississippi Hospital Equipment & Facilities Baptist Memorial Health B2, 3.00% due 9/1/2018 put 9/1/2006	NR/AA	5,000,000	4,999,900
Mississippi Hospital Equipment & Facilities Baptist Memorial Health B2, 3.50% due 9/1/2022 put 10/1/2006	NR/AA	3,500,000	3,485,405
Mississippi State, 6.20% due 2/1/2008 (ETM)	Aaa/AAA	3,960,000	4,195,937
Ridgeland Multi Family Housing Revenue, 4.95% due 10/1/2007 (Collateralized: FNMA)	NR/AAA	890,000	903,039

MISSOURI — 0.51%

Missouri Development Finance Board Healthcare Facilities Revenue Series A, 4.80% due 11/1/2012 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa3/NR	1,275,000	1,311,733

24	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

Missouri State Health & Educational Facilities Revenue Refunding, 2.79% due 6/1/2015 put 10/3/2005 (Cox Health Systems Project) (daily demand notes)	VMIG1/A-1+	$1,500,000	$1,500,000
Springfield COP, 5.20% due 6/1/2006 (Law Enforcement Communication Project)	Aa3/NR	840,000	852,197
Springfield COP, 5.25% due 6/1/2007 (Law Enforcement Communication Project)	Aa3/NR	840,000	868,115
St. Louis County Refunding, 5.00% due 8/15/2007 (Convention & Sports Facility Project B 1; Insured: AMBAC)	Aaa/AAA	2,495,000	2,583,148

MONTANA — 1.16%

Forsyth Pollution Control Revenue Refunding, 5.00% due 10/1/2032 put 12/30/2008 (Insured: AMBAC)	Aaa/AAA	11,440,000	11,987,290
Forsyth Pollution Control Revenue Refunding, 5.20% due 5/1/2033 put 5/1/2009 (Portland General Project)	Baa1/BBB+	4,000,000	4,174,080

NEBRASKA — 0.96%

Lancaster County School District 1, 4.00% due 7/15/2007 (Lincoln Public School Project)	Aa2/AAA	1,995,000	2,029,055
Madison County Hospital Authority Revenue 1, 5.25% due 7/1/2010 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,455,000	1,553,038
Madison County Hospital Authority Revenue 1, 5.50% due 7/1/2012 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	1,625,000	1,765,107
Omaha Public Power District Nebraska Electric Revenue Refunding Systems B, 5.00% due 2/1/2013	Aa2/AA	5,000,000	5,412,450
Omaha Public Power District Nebraska Electric Revenue Series A, 7.50% due 2/1/2006 (ETM)	NR/AA	1,090,000	1,104,355
University of Nebraska Facilities Corp., 5.00% due 7/15/2008	Aa2/AA-	1,500,000	1,573,455

NEVADA — 1.10%

Humboldt County Pollution Control Revenue Refunding, 6.55% due 10/1/2013 (Sierra Pacific Project; Insured: AMBAC)	Aaa/AAA	5,000,000	5,202,400
Las Vegas Special Refunding Local Improvement District 707 Series A, 5.125% due 6/1/2011 (Insured: FSA)	Aaa/AAA	1,705,000	1,813,114
Nevada Housing Division FNMA Multi Family Certificate A, 4.80% due 4/1/2008 (Collateralized: FNMA)	NR/AAA	235,000	237,799
Nevada State GO Colorado River Commission Power Delivery A, 7.00% due 9/15/2008 pre-refunded 9/15/2007	Aa1/AA	840,000	902,395
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2009 (Insured: Radian)	NR/AA	1,000,000	1,065,410
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2010 (Insured: Radian)	NR/AA	1,000,000	1,078,140
Sparks Redevelopment Agency Tax Allocation Revenue Refunding Series A, 5.75% due 1/15/2011 (Insured: Radian)	NR/AA	1,285,000	1,389,085
Washoe County School District, 5.50% due 6/1/2008 (Insured: FSA)	Aaa/AAA	3,500,000	3,708,565

NEW HAMPSHIRE — 0.42%

Manchester Housing & Redevelopment Authority Series A, 6.05% due 1/1/2012 (Insured: ACA)	NR/A	1,500,000	1,606,785
New Hampshire Industrial Development Authority Revenue, 3.75% due 12/1/2009 (Central Vermont Public Services Project; LOC: Citizens Bank)	Aa2/AA-	2,880,000	2,918,765
New Hampshire System Revenue Series A, 7.00% due 11/1/2006 (Insured: FGIC)	Aaa/AAA	1,290,000	1,320,573

NEW JERSEY — 1.72%

New Jersey Economic Development Authority Revenue Cigarette Tax, 5.00% due 6/15/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,066,020
New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2007 (Transportation Systems Project)	A1/AA-	3,000,000	3,092,670
New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2008 (Transportation Systems Project)	A1/AA-	5,000,000	5,224,050
New Jersey State Transport Trust Fund Authority Series C, 5.00% due 6/15/2009 (Transportation Systems Project) (b)	A1/AA-	5,000,000	5,278,950

Certified Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Jersey State Transport Trust Fund Authority Series C, 5.25% due 6/15/2013 (Transportation Systems Project; Insured: MBIA)	Aaa/AAA	$5,000,000	$5,498,800
Newark Housing Authority Port Authority Rental Backed, 3.50% due 1/1/2006 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,780,000	1,782,972
Newark Housing Authority Port Authority Rental Backed, 5.00% due 1/1/2010 (Newark Marine Terminal Redevelopment Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,064,850
Pequannock River Basin Regional Sewage Authority Refunding Series M, 5.00% due 12/1/2006 (Sewer Revenue Project; Insured: MBIA)	Aaa/NR	1,090,000	1,106,263

NEW MEXICO — 2.38%

Farmington Pollution Control Revenue, 2.80% due 9/1/2024 put 10/3/2005 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	3,700,000	3,700,000
Gallup Pollution Control Revenue Refunding Tri State Generation, 5.00% due 8/15/2012 (Insured: AMBAC)	Aaa/AAA	3,345,000	3,590,523
New Mexico Finance Authority State Transportation Refunding Subordinated Lien Series C-3, 2.50% due 6/15/2024 put 10/7/2005 (weekly demand notes)	Aaa/AAA	8,525,000	8,525,000
New Mexico Highway Commission Revenue Subordinated Lien Tax Series B, 5.00% due 6/15/2011 (Insured: AMBAC)	Aaa/AAA	4,865,000	5,230,021
New Mexico State Hospital Equipment Loan Presbyterian Health Care A, 2.75% due 8/1/2030 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	5,000,000	5,000,000
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2009 (Insured: FSA & FHA)	Aaa/AAA	1,455,000	1,537,877
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2011 (Insured: FSA & FHA)	Aaa/AAA	1,790,000	1,912,400
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2011 (Insured: FSA & FHA)	Aaa/AAA	2,065,000	2,215,002
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2012 (Insured: FSA & FHA)	Aaa/AAA	1,500,000	1,615,500

NEW YORK — 7.14%

Brookhaven Industrial Development Agency Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)	A1/A-	1,600,000	1,613,360
Hempstead Industrial Development Agency Resource Recovery Revenue Refunding, 5.00% due 12/1/2007 (American Ref-Fuel Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,039,590
Hempstead Town Industrial Development Agency Refunding, 5.00% due 12/1/2008 (American Fuel Co. Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,039,410
Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,592,565
Long Island Power Authority General Series B, 5.00% due 12/1/2006	A3/A-	7,000,000	7,171,850
Metropolitan Transportation Authority New York Revenue Series B, 5.00% due 11/15/2007	A2/A	8,000,000	8,325,600
Metropolitan Transportation Authority New York Service Series B, 5.25% due 7/1/2007	A2/AA-	4,535,000	4,699,076
Monroe County Industrial Development Agency, 5.375% due 6/1/2007 (St. John Fisher College Project; Insured: Radian)	NR/AA	1,050,000	1,086,740
New York City, 2.80% due 8/1/2017 put 10/3/2005 (LOC: JPM) (daily demand notes)	VMIG1/A-1+	900,000	900,000
New York City Housing Development Corp. Multi Family Housing Revenue Refunding Series A, 5.50% due 11/1/2009	Aa2/AA	185,000	185,181
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2011 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,215,000	2,365,886
New York City Industrial Development Agency Civic Facility Series A, 5.25% due 6/1/2012 (Lycee Francais De New York Project; Insured: ACA)	NR/A	2,330,000	2,496,781
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue Series B, 5.75% due 6/15/2026 Crossover refunded 6/15/2006 (Insured: MBIA)	Aaa/AAA	6,000,000	6,173,160
New York City Transitional Refunding Future Tax Series A1, 5.00% due 11/1/2012	Aa1/AAA	5,000,000	5,444,000
New York City Transitional Refunding Future Tax Series A1, 5.00% due 11/1/2013	Aa1/AAA	10,000,000	10,893,800

26	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York Dormitory Authority, 6.00% due 7/1/2007 (Champlain Valley Physicians Project; Insured: Connie Lee)	NR/AAA	$1,040,000	$1,091,189
New York Dormitory Authority Revenues Mental Health Services Facilities Improvement B, 5.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	1,600,000	1,717,248
New York Dormitory Authority Revenues Series B, 5.25% due 11/15/2026 put 5/15/2012 (Insured: AMBAC)	Aaa/AAA	4,000,000	4,363,120
New York Series B, 5.50% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,106,090
New York Series B, 2.80% due 8/15/2018 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	1,100,000	1,100,000
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2013 (Insured: SONYMA)	Aa1/NR	1,600,000	1,700,304
New York State Dormitory Authority Aids Long Term Health Facilities, 5.00% due 11/1/2014 (Insured: SONYMA)	Aa1/NR	1,500,000	1,594,035
New York State Dormitory Authority Revenue Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	4,870,000	5,123,873
New York State Dormitory Authority Revenues, 5.00% due 7/1/2007 (City University Systems Project)	A2/AA-	3,500,000	3,608,815
New York State Dormitory Authority Revenues, 5.50% due 7/1/2012 (South Nassau Community Hospital B Project)	Baa1/NR	1,820,000	1,975,555
New York State Dormitory Authority Revenues, 5.50% due 7/1/2013 (South Nassau Community Hospital B Project)	Baa1/NR	1,500,000	1,628,310
New York State Dormitory Authority Revenues Secured Hospital Interfaith Medical Center Series D, 5.75% due 2/15/2008	A2/AA-	2,515,000	2,655,714
New York State Housing Finance Service Contract Series A, 6.25% due 9/15/2010 pre-refunded 9/15/2007	A2/AAA	1,920,000	2,018,400
New York State Urban Development Corp. Revenue Refunding Facilities A, 6.50% due 1/1/2011 (Correctional Capital Project; Insured: FSA)	Aaa/AAA	2,500,000	2,860,725
New York Thruway Authority General Revenue Special Obligation, 0% due 1/1/2006	NR/A-	1,320,000	1,310,166
New York Urban Development Corp. Revenue University Facilities Grants, 6.00% due 1/1/2006	A2/AA-	255,000	256,918
New York Urban Development Corp. Series 7, 6.00% due 1/1/2006	A2/AA-	3,425,000	3,451,270
Oneida County Industrial Development Agency Series C, 6.00% due 1/1/2009 (Civic Facility Faxton Hospital Project; Insured: Radian)	NR/AA	710,000	764,535
Port Authority New York & New Jersey Special Obligation, 2.80% due 5/1/2019 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	1,100,000	1,100,000
Tobacco Settlement Financing Corp. Asset Backed Series B-1C, 5.25% due 6/1/2013	A2/AA-	2,000,000	2,098,780
Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series A-1C, 5.25% due 6/1/2012 (Secured: State Contingency Contract)	A2/AA-	1,190,000	1,207,243
Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series B-1C, 5.25% due 6/1/2013 (Insured: XLCA)	Aaa/AAA	2,000,000	2,104,540

NORTH CAROLINA — 2.13%

Cabarrus County COP Installment Financing Contract, 4.50% due 2/1/2007 (Insured: AMBAC)	Aaa/AAA	1,100,000	1,122,033
North Carolina Eastern Municipal Power Agency Power Systems Revenue, 6.125% due 1/1/2009 (Insured: MBIA)	Aaa/AAA	2,860,000	3,111,709
North Carolina Eastern Municipal Power Agency Power Systems Revenue Refunding Series D, 5.375% due 1/1/2011	Baa2/BBB	3,000,000	3,208,140
North Carolina Eastern Municipal Power Agency Power Systems Revenue Series C, 5.25% due 1/1/2012	Baa2/BBB	650,000	694,518
North Carolina Eastern Municipal Power Agency Power Systems Series A, 5.50% due 1/1/2012	Baa2/BBB	1,000,000	1,082,190
North Carolina Eastern Municipal Power Agency Power Systems Series C, 5.25% due 1/1/2013	Baa2/BBB	1,055,000	1,126,972
North Carolina Municipal Power Agency 1 Catawba Electric Revenue, 6.00% due 1/1/2010 (Insured: MBIA)	Aaa/AAA	2,400,000	2,650,008
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series A, 5.50% due 1/1/2013	A3/BBB+	2,505,000	2,749,288
North Carolina Municipal Power Agency 1 Catawba Electric Revenue Series B, 6.375% due 1/1/2013	A3/BBB+	1,000,000	1,102,890

Certified Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2007 (Insured: MBIA)	Aaa/AAA	$3,400,000	$3,525,154
North Carolina Municipal Power Agency Series A, 6.00% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	3,900,000	4,142,307
North Carolina State COP Series B, 5.00% due 6/1/2009 (Repair & Renovation Project)	Aa2/AA+	2,000,000	2,120,060
Raleigh Durham Airport Authority Airport Revenue Series A, 5.50% due 11/1/2006 (Insured: FGIC)	Aaa/NR	2,000,000	2,054,780
University of North Carolina Systems Pool Revenue Refunding Series B, 5.00% due 4/1/2012 (Insured: AMBAC)	Aaa/AAA	1,030,000	1,119,785

OHIO — 3.45%

Akron COP Refunding, 5.00% due 12/1/2013 (Insured: Assured Guaranty)	Aa1/AAA	3,000,000	3,216,870
Akron COP Refunding, 5.00% due 12/1/2014 (Insured: Assured Guaranty)	Aa1/AAA	2,000,000	2,147,860
Bellefontaine Hospital Revenue Refunding, 6.00% due 12/1/2013 (Mary Rutan Health Associates Project)	NR/BBB+	1,885,000	1,891,107
Central Ohio Authority Solid Waste Facility Series B, 5.00% due 12/1/2007	Aa2/AA+	2,025,000	2,104,299
Cleveland Cuyahoga County Port Authority Revenue GO, 6.00% due 11/15/2010	NR/NR	3,545,000	3,739,975
Columbus GO, 12.375% due 2/15/2009	Aaa/AAA	1,050,000	1,350,289
Cuyahoga County Hospital Revenue Refunding, 5.50% due 1/15/2019 (University Health Systems Project B; Insured: MBIA)	Aaa/AAA	4,000,000	4,105,440
Cuyahoga County Hospital Revenue Refunding Series A, 4.75% due 2/15/2008 (Metrohealth Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,037,000
Cuyahoga County Hospital Revenue Refunding Series B, 6.00% due 1/15/2006 (University Hospital Health Systems Project)	A3/A	2,705,000	2,727,938
Hudson City Library Improvement, 6.35% due 12/1/2011	Aa1/NR	1,400,000	1,599,612
Lake County Sewer & Water District Improvement, 5.30% due 12/1/2011	Aa2/NR	455,000	479,807
Lorain County Hospital Revenue Refunding Catholic Healthcare Partners B, 6.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,200,000	1,281,048
Mahoning Valley District Water Refunding, 5.85% due 11/15/2008 (Insured: FSA)	Aaa/AAA	1,300,000	1,404,312
Mahoning Valley District Water Refunding, 5.90% due 11/15/2009 (Insured: FSA)	Aaa/AAA	770,000	848,301
Montgomery County Revenue, 6.00% due 12/1/2008 (Catholic Health Initiatives Project)	Aa2/AA	2,250,000	2,412,563
Montgomery County Revenue, 6.00% due 12/1/2009 (Catholic Health Initiatives Project)	Aa2/AA	2,385,000	2,595,977
Montgomery County Revenue, 6.00% due 12/1/2010 (Catholic Health Initiatives Project)	Aa2/AA	1,530,000	1,687,253
Montgomery County Solid Waste Revenue, 6.00% due 11/1/2005 (Insured: MBIA)	Aaa/AAA	1,000,000	1,002,720
Ohio State Building Authority Refunding Adult Corrections Facilities, 5.00% due 10/1/2006 (Insured: FSA)	Aaa/AAA	2,000,000	2,041,620
Ohio State GO, 6.65% due 9/1/2009 (Infrastructure Improvement Project)	Aa1/AA+	2,480,000	2,669,596
Ohio State Unlimited Tax GO Series A, 5.75% due 6/15/2010 pre-refunded 6/15/2009	Aa1/AA+	5,000,000	5,442,950
Plain Local School District Capital Appreciation, 0% due 12/1/2006 (Insured: FGIC)	Aaa/NR	680,000	657,710
Plain Local School District Capital Appreciation, 0% due 12/1/2007 (Insured: FGIC)	Aaa/NR	845,000	790,329
Reading Revenue Development, 6.00% due 2/1/2009 (St. Mary’s Educational Institute Project; Insured: Radian)	NR/AA	975,000	1,050,017

OKLAHOMA — 2.03%

Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2006 (Insured: FSA)	Aaa/NR	1,235,000	1,260,639
Claremore Public Works Authority Revenue Refunding, 6.00% due 6/1/2007 (Insured: FSA)	Aaa/NR	1,340,000	1,404,695
Comanche County Oklahoma Hospital Authority Revenue Refunding, 4.00% due 7/1/2007 (Insured: Radian)	Aa3/AA	1,265,000	1,277,751
Comanche County Oklahoma Hospital Authority Revenue Refunding, 5.00% due 7/1/2011 (Insured: Radian)	Aa3/AA	1,000,000	1,057,720
Grand River Dam Authority Revenue, 5.50% due 6/1/2010	A2/BBB+	1,200,000	1,300,080
Jenks Aquarium Authority Revenue First Mortgage, 5.50% due 7/1/2010 (Insured: MBIA)	Aaa/NR	500,000	528,965
Oklahoma Authority Revenue Refunding Health Systems Obligation Group Series A, 5.75% due 8/15/2007 (Insured: MBIA)	Aaa/AAA	2,380,000	2,492,812
Oklahoma Development Finance Authority Health Facilities Revenue, 5.75% due 6/1/2011 (Insured: AMBAC)	Aaa/AAA	740,000	821,474

28	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Oklahoma Development Finance Authority Hospital Revenue Refunding, 5.00% due 10/1/2012 (Unity Health Center Project)	NR/BBB+	$1,070,000	$1,123,125
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2011 (Duncan Regional Hospital Project)	NR/A-	1,215,000	1,296,697
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2012 (Duncan Regional Hospital Project)	NR/A-	1,330,000	1,421,969
Oklahoma Development Finance Authority Hospital Revenue Series A, 5.25% due 12/1/2013 (Duncan Regional Hospital Project)	NR/A-	1,250,000	1,334,725
Oklahoma Housing Development Authority Revenue Lease Purchase Program Series A, 5.10% due 11/1/2005	Aa3/NR	5,000,000	5,008,800
Oklahoma State Industrial Authority Revenue Health System Obligation A, 6.00% due 8/15/2010 pre-refunded 8/15/2009	Aaa/AAA	190,000	210,110
Oklahoma State Industrial Authority Revenue Unrefunded Balance Health System Series A, 6.00% due 8/15/2010 (Insured: MBIA)	Aaa/AAA	2,150,000	2,366,247
Tulsa County Independent School Building, 4.00% due 6/1/2008	Aa3/NR	2,750,000	2,810,500
Tulsa County Independent School District, 4.50% due 8/1/2006	Aa3/AA-	2,650,000	2,685,484

OREGON — 0.37%

Clackamas County Hospital Facility Authority Revenue Refunding, 5.00% due 5/1/2008 (Legacy Health Systems Project)	Aa3/AA	4,000,000	4,164,400
Medford Hospital Facilities Authority Revenue Series A, 5.25% due 8/15/2006 (Asante Health Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,019,860

PENNSYLVANIA — 2.43%

Allegheny County Hospital Development Health Series B, 6.30% due 5/1/2009 (South Hills Health System Project)	Baa1/NR	1,505,000	1,593,208
Allegheny County Hospital Development Refunding, 4.40% due 11/1/2005 (Health Center UPMC Health Systems Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,001,320
Chester County School Authority, 5.00% due 4/1/2016 (Intermediate School Project; Insured: AMBAC) (a)	NR/AAA	1,915,000	2,081,471
Delaware County Pennsylvania Authority Revenue, 5.50% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,047,160
Geisinger Authority Health Systems Revenue, 5.50% due 8/15/2009	Aa3/AA-	1,000,000	1,062,830
Manheim Township School Authority School Revenue Series 1978, 6.625% due 12/1/2007 pre-refunded 12/1/2005	NR/AAA	1,025,000	1,031,662
Montgomery County Pennsylvania Higher Education & Health Authority, 6.25% due 7/1/2006	Baa3/NR	730,000	739,724
Montgomery County Pennsylvania Higher Education & Health Authority, 6.375% due 7/1/2007	Baa3/NR	550,000	566,775
Pennsylvania Higher Educational Facilities Authority Health Services Revenue, 5.50% due 1/1/2009 pre-refunded 1/1/2006 (University of Pennsylvania Health Systems Project)	A3/A	1,410,000	1,433,392
Pennsylvania Higher Educational Facilities Series A, 5.00% due 8/15/2008 (University of Pennsylvania Health Systems Project)	A3/A	1,250,000	1,300,112
Pennsylvania State Higher Educational Facilities Authority Revenue, 4.00% due 11/1/2032 put 11/1/2005 (LOC: Allied Irish Banks PLC)	VMIG1/NR	1,500,000	1,501,290
Pennsylvania State Second Series, 5.25% due 10/1/2008	Aa2/AA	900,000	954,540
Philadelphia Gas Works Revenue Eighteenth Series, 5.00% due 8/1/2009 (Insured: Assured Guaranty)	Aa1/AAA	1,240,000	1,313,619
Philadelphia Gas Works Revenue Eighteenth Series, 5.00% due 8/1/2010 (Insured: Assured Guaranty)	Aa1/AAA	1,305,000	1,394,027
Philadelphia Hospital & Higher Education Facilities Authority Revenue, 5.50% due 5/15/2006 (Jefferson Health Systems Project)	Aa3/AA-	1,000,000	1,014,770
Philadelphia Hospital & Higher Education Health System Series A, 5.25% due 5/15/2007 (Jefferson Health Systems Project; Insured: MBIA)	Aaa/AAA	2,600,000	2,689,076
Pittsburgh Series A, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,415,000	3,690,215
Pittsburgh Series A, 5.00% due 9/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,161,320
Pottsville Hospital Authority Revenue Acsension Health Credit Series A, 5.20% due 11/15/2009 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,069,890

Certified Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2008 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	$1,255,000	$1,313,332
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.00% due 7/1/2009 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,320,000	1,396,613
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2011 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,400,000	1,522,024
Sayre Pennsylvania Health Care Facilities Authority Series A, 5.25% due 7/1/2012 (Latrobe Area Hospital Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,093,690
Scranton Lackawanna Health & Welfare Authority, 7.125% due 1/15/2013 pre-refunded 1/15/2007 (Marian Community Hospital Project)	NR/NR	1,000,000	1,066,220

RHODE ISLAND — 1.17%

Providence Public Building Authority Refunding Series B, 5.75% due 12/15/2007 (Insured: FSA)	Aaa/AAA	1,075,000	1,136,759
Providence Series C, 5.50% due 1/15/2012 (Insured: FSA)	Aaa/AAA	1,880,000	2,089,225
Rhode Island Bond Authority Revenue Refunding Series A, 5.00% due 10/1/2005 (State Public Projects; Insured: AMBAC)	Aaa/AAA	4,455,000	4,455,267
Rhode Island Economic Development Corp. Revenue, 5.75% due 7/1/2010 (Providence Place Mall Project; Insured: Radian)	NR/AA	2,075,000	2,218,445
Rhode Island State, 5.00% due 10/1/2014 (Providence Plantations Project; Insured MBIA)	Aaa/AAA	1,000,000	1,078,110
Rhode Island State COP Refunding, 5.125% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,660,000	1,736,426
Rhode Island State Health & Education Building, 4.50% due 9/1/2009 (Butler Hospital Project; LOC: Fleet National Bank)	NR/AA	1,960,000	2,031,873
Rhode Island State Health & Educational Building Corp. Revenue Hospital Financing, 5.25% due 7/1/2014 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,565,000	1,670,544

SOUTH CAROLINA — 0.90%

Charleston County COP, 6.00% due 12/1/2007 (Insured: MBIA)	Aaa/AAA	2,050,000	2,162,914
Charleston County COP Refunding, 5.00% due 6/1/2007 (Charleston Public Facilities Corp. Project; Insured: MBIA)	Aaa/AAA	1,350,000	1,390,189
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement, 7.125% due 12/15/2015 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/NR	1,250,000	1,490,763
South Carolina Jobs Economic Development Authority Hospital Facilities Revenue Improvement Series A, 7.375% due 12/15/2021 pre-refunded 12/15/2010 (Palmetto Health Alliance Project)	NR/NR	2,600,000	3,131,570
South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2006	Aa2/AA-	2,000,000	2,010,620
South Carolina State Public Service Authority Revenue Refunding Series D, 5.00% due 1/1/2007	Aa2/AA-	2,315,000	2,370,537

SOUTH DAKOTA — 0.32%

Rapid City Area School District Refunding Capital Outlay Certificates GO, 5.00% due 1/1/2010 (Insured: FSA)	Aaa/NR	1,000,000	1,066,890
South Dakota Health & Educational Facilities Authority Revenue, 5.50% due 9/1/2011 (Rapid City Regional Hospital Project; Insured: MBIA)	Aaa/AAA	1,100,000	1,209,263
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.25% due 7/1/2009 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,097,710
South Dakota State Health & Educational Facilities Authority Revenue Refunding, 6.00% due 7/1/2014 (McKennan Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,040,590

TENNESSEE — 0.16%

Franklin Industrial Development Multi Family Refunding Housing Series A, 5.75% due 4/1/2010 (Insured: FSA)	Aaa/AAA	660,000	683,331
Metro Government Nashville Water & Sewer, 6.50% due 12/1/2014 (ETM)	Aaa/AAA	1,240,000	1,500,623

TEXAS — 14.92%

Amarillo Health Facilities Corp. Hospital Revenue, 5.50% due 1/1/2011 (Baptist St. Anthony’s Hospital Corp. Project; Insured: FSA)	Aaa/NR	1,350,000	1,467,639

30	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Austin Texas Refunding, 5.00% due 3/1/2011	Aa2/AA+	$1,000,000	$1,073,440
Bell County Health Facilities Development Corp. Revenue Series A, 6.25% due 8/15/2010 (Scott & White Memorial Hospital Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,116,740
Bexar County Housing Finance Corp. Multi Family Housing Revenue, 5.00% due 1/1/2011 (Insured: MBIA)	Aaa/NR	1,800,000	1,887,894
Cedar Hill Independent School District Refunding, 0% due 8/15/2010 (Guaranty: PSF)	NR/AAA	1,250,000	1,027,787
Central Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	7,000,000	7,285,390
Clint Independent School District Refunding, 5.50% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,700,000	1,865,461
Clint Independent School District Refunding, 5.50% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,425,000	1,559,164
Coppell Independent School District Refunding, 0% due 8/15/2007 (Guaranty: PSF)	NR/AAA	3,300,000	3,112,164
Corpus Christi Business & Job Development Corp. Sales Tax Revenue, 5.00% due 9/1/2012 (Refunding & Improvement Arena Project; Insured: AMBAC)	Aaa/AAA	1,025,000	1,109,562
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2006 (Insured: FSA)	Aaa/AAA	4,070,000	4,152,540
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2008 (Insured: FSA)	Aaa/AAA	2,000,000	2,122,800
Corpus Christi Utility Systems Revenue Refunding, 5.50% due 7/15/2009 (Insured: FSA)	Aaa/AAA	4,780,000	5,152,553
Cypress Fair Banks Independent School District Refunding GO, 5.00% due 2/15/2022 put 8/15/2010 (Guaranty: PSF)	Aaa/AAA	2,500,000	2,664,100
Dallas Tax Increment Financing Reinvestment Zone 2, 5.75% due 8/15/2006 (Insured: Radian)	NR/AA	450,000	459,571
Duncanville Independent School District Refunding Series B, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	4,945,000	4,058,411
Duncanville Independent School District Refunding Series B, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	1,245,000	975,096
Fort Worth Water & Sewer Revenue Refunding & Improvement, 5.25% due 2/15/2011 pre-refunded 2/15/2008	Aa2/AA	3,800,000	3,986,884
Fort Worth Water & Sewer Revenue Series 2001, 5.25% due 2/15/2011 (Tarrant & Denton County Project)	Aa2/AA	1,390,000	1,508,400
Grapevine Colleyville ISD Capital Appreciation, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	7,350,000	5,908,738
Grapevine Texas, 5.25% due 2/15/2012 (Insured: FGIC)	Aaa/AAA	2,005,000	2,021,662
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue Refunding, 4.20% due 11/1/2006 (Occidental Project)	A3/A-	4,000,000	4,029,160
Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2010 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,068,060
Gulf Coast Waste Disposal Authority Texas Revenue Refunding, 5.00% due 10/1/2011 (Bayport Area Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,073,020
Harlingen Consolidated Independent School, 7.50% due 8/15/2006 (Guaranty: PSF)	Aaa/AAA	1,275,000	1,324,342
Harlingen Consolidated Independent School, 7.50% due 8/15/2009 (Guaranty: PSF)	Aaa/AAA	750,000	860,422
Harris County Health Facilities, 5.00% due 11/15/2015 (Teco Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,595,940
Harris County Health Facilities Development Corp. Hospital Revenue Refunding Series A, 6.00% due 6/1/2012 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	500,000	569,065
Harris County Health Facilities Development Corp. Thermal Utility Revenue, 5.45% due 2/15/2011 (Teco Project; Insured: AMBAC)	Aaa/AAA	4,085,000	4,391,171
Harris County Health Facilities Hospital Series A, 6.00% due 6/1/2010 (Memorial Hospital Systems Project; Insured: MBIA)	Aaa/AAA	3,100,000	3,424,694
Harris County Hospital District Mortgage Revenue, 7.40% due 2/15/2010 (ETM)	Aaa/AAA	420,000	447,653
Harris County Hospital District Mortgage Revenue Unrefunded Balance Refunding, 7.40% due 2/15/2010 (Insured: AMBAC)	Aaa/AAA	1,925,000	2,104,833
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2011 (Insured: MBIA)	Aaa/AAA	10,000,000	10,949,700
Harris County Hospital District Revenue Refunding, 5.75% due 2/15/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,186,580
Harris County Refunding Toll Road Senior Lien Series B-2, 5.00% due 8/15/2021 put 8/15/2009 (Insured: FGIC)	Aaa/AAA	5,000,000	5,308,500
Harris County Sports Authority Revenue Senior Lien Series G, 0% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	3,260,000	2,707,006
Harris County Texas GO, 0% due 8/1/2008	Aa1/AA+	7,000,000	6,386,030
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,078,240
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,087,080
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2012 (Insured: FSA)	Aaa/AAA	1,460,000	1,597,313
Houston Community College Systems Refunding Student Fee, 5.25% due 4/15/2013 (Insured: FSA)	Aaa/AAA	1,250,000	1,371,900

Certified Annual Report	31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Keller Independent School District Capital Appreciation Refunding, 0% due 8/15/2012 (Guaranty PSF)	Aaa/AAA	$1,250,000	$957,837
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2012 (Insured: AMBAC)	Aaa/AAA	1,660,000	1,786,094
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2013 (Insured: AMBAC)	Aaa/AAA	1,745,000	1,880,325
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2014 (Insured: AMBAC)	Aaa/AAA	1,835,000	1,980,864
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2015 (Insured: AMBAC)	Aaa/AAA	1,930,000	2,082,605
Lewisville Combination Contract Revenue, 4.125% due 5/1/2031 pre-refunded 11/1/2006 (Special Assessment Castle Hills Project Number 3; LOC: Wells Fargo Bank)	NR/AA	1,000,000	1,012,660
Longview Water & Sewer Revenue Refunding, 5.00% due 3/1/2012 (Insured: MBIA)	Aaa/AAA	1,150,000	1,240,356
Lower Colorado River Authority Revenue Refunding & Improvement, 8.00% due 5/15/2010 (Transportation Systems Project; Insured: FSA)	Aaa/AAA	750,000	893,198
Mesquite Independent School District Refunding, 0% due 8/15/2011 (Guaranty: PSF)	NR/AAA	3,065,000	2,424,630
Midlothian Independent School District Refunding, 0% due 2/15/2008 (Guaranty: PSF)	Aaa/NR	1,415,000	1,311,309
Midlothian Independent School District Refunding, 0% due 2/15/2009 (Guaranty: PSF)	Aaa/NR	1,200,000	1,071,300
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2010 (Insured: Radian)	NR/AA	700,000	761,334
Midtown Redevelopment Authority Texas Tax, 6.00% due 1/1/2011 (Insured: Radian)	NR/AA	740,000	814,222
Red River Education Finance Corp., 2.10% due 12/1/2034 put 12/1/2007 (Parish Episcopal School Project; LOC: Allied Irish Banks PLC)	VMIG1/NR	2,500,000	2,415,475
Sam Rayburn Municipal Power Agency Refunding, 5.50% due 10/1/2012	Baa2/BBB-	6,000,000	6,416,460
San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	5,000,000	5,242,050
Socorro Independent School District Series A, 5.75% due 2/15/2011 (Guaranty: PSF)	NR/AAA	1,970,000	2,078,370
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2007 (Insured: AMBAC)	Aaa/AAA	965,000	901,821
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2008 pre-refunded 2/15/2006	Aaa/AAA	1,120,000	987,302
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2009 pre-refunded 2/15/2006	Aaa/AAA	1,275,000	1,057,880
Southlake Tax Increment Certificates of Obligation Series B, 0% due 2/15/2010 pre-refunded 2/15/2006	Aaa/AAA	1,440,000	1,120,205
Spring Branch Independent School District, 7.50% due 2/1/2011 (Guaranty: PSF)	Aaa/AAA	500,000	594,270
Springhill Courtland Heights Public Facility Corp. MultiFamily Revenue Senior Lien Housing Series A, 5.125% due 12/1/2008	NR/BBB-	1,150,000	1,163,041
Tarrant County Health Facilities, 5.875% due 11/15/2007 (Adventist/Sunbelt Health System Project)	A2/A+	580,000	612,584
Tarrant County Health Facilities, 6.00% due 11/15/2009 (Adventist/Sunbelt Health System Project)	A2/A+	650,000	716,476
Tarrant County Health Facilities, 6.10% due 11/15/2011 pre-refunded 11/15/2010 (Adventist/Sunbelt Health System Project)	A2/A+	730,000	826,988
Tarrant County Health Facilities Development Corp., 5.75% due 2/15/2011 (Texas Health Resources Project; Insured: MBIA)	Aaa/AAA	1,400,000	1,499,246
Tarrant County Health Facilities Development Corp. Health Systems Revenue Series A, 5.75% due 2/15/2008 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,167,850
Tarrant County Health Facilities Development Series A, 5.75% due 2/15/2009 (Texas Health Resources Systems Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,199,830
Texarkana Health Facilities Development Corp. Hospital Revenue, 5.75% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	1,500,000	1,602,465
Texas Affordable Housing Corp. Portfolio A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	2,000,000	2,002,480
Texas Affordable Housing Corp. Series A, 4.85% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	1,945,000	1,987,090
Texas Public Finance Authority Building Revenue State Preservation Project Series B, 6.00% due 8/1/2011 pre-refunded 8/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,100,010
Texas State Tax & Revenue Anticipation Notes, 4.50% due 8/31/2006	Mig1/SP-1+	15,000,000	15,200,400
Texas State Turnpike Authority Central Texas Turnpike Systems Rev. Bond Anticipation Note 2nd Tier, 5.00% due 6/1/2008	Aa3/AA	7,000,000	7,324,590
Travis County GO, 5.00% due 3/1/2007	Aaa/AAA	1,000,000	1,026,960
Travis County GO, 5.00% due 3/1/2010 pre-refunded 3/1/2008	Aaa/AAA	500,000	522,360
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,052,260
Travis County Health Facilities Development Corp. Revenue Ascension Health Credit Series A, 5.75% due 11/15/2008 (Insured: MBIA)	Aaa/AAA	2,300,000	2,464,151

32	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Travis County Health Facilities Development Corp. Revenue Series A, 5.75% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	$3,750,000	$4,077,300
Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,186,120
Washington County Health Facilities Development Corp. Revenue, 5.35% due 6/1/2009 (Insured: ACA)	NR/A	1,660,000	1,749,408
West Harris County Regional Water, 5.25% due 12/15/2010 (Insured: FSA)	Aaa/AAA	1,700,000	1,847,441
West Harris County Regional Water, 5.25% due 12/15/2011 (Insured: FSA)	Aaa/AAA	2,315,000	2,532,842
West Harris County Regional Water, 5.25% due 12/15/2012 (Insured: FSA)	Aaa/AAA	2,435,000	2,678,695
Wylie Independent School District, 5.00% due 8/15/2011 (Guaranty PSF)	NR/AAA	1,000,000	1,077,510

UTAH — 0.63%

Intermountain Power Agency Power Supply Revenue Series A, 5.00% due 7/1/2012 (ETM)	Aaa/AAA	4,355,000	4,362,621
Intermountain Power Agency Utah Power Supply Series E, 6.25% due 7/1/2009 (Insured: FSA)	Aaa/AAA	500,000	551,630
Salt Lake County Municipal Building, 5.50% due 10/1/2009	Aa1/AA+	1,500,000	1,625,130
Snyderville Basin Sewer Improvement, 5.00% due 11/1/2006 (Insured: AMBAC)	Aaa/AAA	675,000	690,322
Utah Board of Regents Auxiliary Systems & Student Fee Revenue Refunding Series A, 5.00% due 5/1/2010	NR/AA	510,000	544,145
Utah State University Hospital Board of Regents Revenue, 5.25% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,051,980

VIRGINIA — 0.87%

Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2007 (Insured: AMBAC)	Aaa/AAA	1,010,000	1,063,803
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2008 (Insured: AMBAC)	Aaa/AAA	1,070,000	1,150,068
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2009 (Insured: AMBAC)	Aaa/AAA	1,130,000	1,236,118
Alexandria Industrial Development Authority Revenue, 5.75% due 10/1/2010 (Insured: AMBAC)	Aaa/AAA	1,195,000	1,328,709
Chesterfield County Industrial Development, 5.50% due 10/1/2009 (Vepco Project)	A3/BBB+	1,500,000	1,551,045
Hampton GO Refunding Bond, 5.85% due 3/1/2007	Aa2/AA	595,000	602,301
Hampton Hospital Facilities Revenue Series A, 5.00% due 11/1/2005	Aa2/AA	500,000	500,865
Norton Industrial Development Authority Hospital Revenue Refunding Improvement, 5.75% due 12/1/2012 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,460,000	1,601,167
Suffolk Redevelopment Housing Authority Refunding, 4.85% due 7/1/2031 put 7/1/2011 (Windsor at Potomac Project; Collateralized: FNMA)	Aaa/NR	3,000,000	3,155,700

WASHINGTON — 3.25%

Conservation & Renewable Energy Systems Revenue Refunding, 5.00% due 10/1/2007 (Washington Conservation Project)	Aaa/AA-	1,000,000	1,037,610
Energy Northwest Washington Electric Revenue Refunding Series A, 5.375% due 7/1/2013 (Project Number 1; Insured: FSA)	Aaa/AAA	2,000,000	2,199,700
Energy Northwest Washington Revenue Series A, 4.75% due 7/1/2007 (Wind Project)	A3/A-	1,675,000	1,700,795
Energy Northwest Washington Revenue Series A, 4.95% due 7/1/2008 (Wind Project)	A3/A-	1,760,000	1,836,683
Energy Northwest Washington Revenue Series B, 4.95% due 7/1/2008 (Wind Project)	A3/A-	705,000	722,625
Energy Northwest Washington Revenue Series B, 5.20% due 7/1/2010 pre-refunded 1/1/2007 (Wind Project)	A3/A-	785,000	827,523
Goat Hill Properties Washington Lease Revenue, 5.00% due 12/1/2012 (Government Office Building Project; Insured: MBIA)	Aaa/AAA	2,055,000	2,227,846
Grant County Priest Rapids Hydroelectric, 6.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	335,000	337,640
Spokane County School District GO, 0% due 6/1/2014 (Insured: MBIA)	Aaa/AAA	1,600,000	1,455,984
Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2005 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,003,340
Spokane Regional Solid Waste Refunding, 5.00% due 12/1/2006 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,021,700
Spokane Regional Solid Waste Refunding, 5.25% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,042,230
Spokane Washington Refunding, 5.00% due 12/15/2009	A2/AA-	2,150,000	2,221,552
Spokane Washington Refunding, 5.00% due 12/15/2010	A2/AA-	2,430,000	2,505,792
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2006 (Medical Center Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,017,280

Certified Annual Report	33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
University of Washington Alumni Association Lease Revenue Refunding, 5.00% due 8/15/2007 (Medical Center Project; Insured: MBIA)	Aaa/AAA	$1,100,000	$1,137,235
Washington Health Care Facilities, 5.50% due 12/1/2009 (Providence Services Project; Insured: MBIA)	Aaa/AAA	1,500,000	1,619,595
Washington Public Power Supply, 5.40% due 7/1/2012 (Insured: FSA)	Aaa/AAA	900,000	990,063
Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,500,000	2,653,125
Washington Public Power Supply System Refunding Revenue, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	1,140,000	1,039,247
Washington Public Power Supply System Series 96-A, 6.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,655,000	1,693,098
Washington Public Power Supply Systems, 6.00% due 7/1/2008 (Nuclear Project Number 1; Insured: AMBAC)	Aaa/AAA	1,000,000	1,073,710
Washington Public Power Supply Systems Revenue Refunding Series A, 5.10% due 7/1/2010 (Nuclear Project Number 2; Insured: FSA)	Aaa/AAA	1,000,000	1,051,570
Washington Public Power Supply Systems Revenue Refunding Series B, 0% due 7/1/2008 (Nuclear Project Number 3)	Aaa/AA-	830,000	756,645
Washington State Public Power Supply Systems Revenue Refunding Series A, 6.00% due 7/1/2007 (Nuclear Project Number 1; Insured: AMBAC) (b)	Aaa/AAA	5,000,000	5,204,900
Washington State Series A, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	6,810,000	7,143,077

WEST VIRGINIA — 0.14%

Harrison County Nursing Facility Revenue Refunding, 5.625% due 9/1/2010 (Salem Health Care Corp. Project; LOC: Fleet Bank)	NR/NR	390,000	401,400
Pleasants County Pollution Control Revenue, 4.70% due 11/1/2007 (Monongahela Power Co. Project; Insured: AMBAC)	Aaa/AAA	1,500,000	1,551,060

WISCONSIN — 0.96%

Bradley Pollution Control Revenue, 6.75% due 7/1/2009 (Owens Illinois Waste Project) (ETM)	Ba1/BB+	1,500,000	1,680,030
Milwaukee Wisconsin Corp. Series R GO, 5.50% due 9/1/2009	Aa2/AA	2,200,000	2,379,630
Wisconsin State Health & Educational Facilities Authority Revenue, 6.00% due 8/15/2008 (Aurora Health Care Inc. Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,135,500
Wisconsin State Health & Educational Facilities Hospital Sisters Services Inc., 4.50% due 12/1/2023 put 12/1/2007 (Insured: FSA)	Aaa/NR	5,825,000	5,964,101
Wisconsin State Health & Educational Series A, 5.00% due 2/15/2008 (Gundersen Lutheran Hospital Project; Insured: FSA)	Aaa/AAA	1,250,000	1,300,150

WYOMING — 0.28%

West Park Hospital District Revenue, 5.90% due 7/1/2010 (Insured: ACA)	NR/A	1,615,000	1,671,880
Wyoming Farm Loan Board Revenue, 0% due 4/1/2009	NR/AA	2,500,000	2,194,175

TOTAL INVESTMENTS — 98.92% (COST $1,359,404,909)			$1,383,542,486

OTHER ASSETS LESS LIABILITIES — 1.08%			15,082,573

NET ASSETS — 100.00%			$1,398,625,059

See notes to financial statements.

34	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

(a)	When-issued security.

(b)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
PSF	Guaranteed by Permanent School Fund
RADIAN	Insured by Radian Asset Assurance
SONYMA	State of New York Mortgage Authority
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Annual Report	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Municipal Fund

To the Trustees and Class I Shareholders of

Thornburg Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

36	Certified Annual Report

EXPENSE EXAMPLE

Thornburg Limited Term Municipal Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05-9/30/05
Class I Shares
Actual	$1,000	$1,016.20	$2.85
Hypothetical*	$1,000	$1,022.24	$2.86

†	Expenses are equal to the annualized expense ratio for Class I shares (0.56%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report	37

INDEX COMPARISON

Thornburg Limited Term Municipal Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Municipal Fund Class I Total Returns versus

Lehman Brothers Five Year Municipal Bond Index and Consumer Price Index

(July 30, 1996 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2005

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 7/5/96)	1.50%	4.45%	N/A	4.58%

FUND ATTRIBUTES

as of September 30, 2005

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 7/5/96)	3.40%	2.98%	$13.59	$13.59

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

38	Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Limited Term Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D. Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

Certified Annual Report	39

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

40	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	41

OTHER INFORMATION

Thornburg Limited Term Municipal Fund	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2005, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the Advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds and broad based securities indices, the Fund’s investment performance over different periods of time, the Fund’s returns and share price changes in rising and declining markets compared to total returns and price fluctuations and total returns of various categories of mutual funds and securities indices, and related factors. The Trustees noted that bond indices have limited utility in evaluating fixed income mutual funds. Similarly, the Trustees noted in comparing the Fund to other mutual funds that the value of such comparisons may be limited in some degree because the Fund’s investment approach, and in particular its laddered maturity portfolio, differs from other funds. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments and investment performance. The Trustees noted in this regard the Fund’s above average or better investment performance over various

42	Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Municipal Fund	September 30, 2005 (Unaudited)

periods compared to a category of generally similar mutual funds selected by an independent mutual fund analyst firm.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients and the differing types of services furnished to the Fund and the other clients. The Trustees observed in their review that the management fee and expenses charged to the Fund were generally comparable to average and median fees and expenses charged to a group of generally similar mutual funds. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund has realized and may reasonably be expected to realize further economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report	43

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

44	This page is not part of the Annual Report.

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46	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	47

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Core Strategies for Building Wealth

Thornburg California Limited Term Municipal Fund

Annual Report – September 30, 2005

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund will invest primarily in municipal obligations originating in California with the objective of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. All of the bond funds buy only investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this strategy has served our shareholders well over time.

The bond funds are managed by portfolio managers who have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

In years past, there has been news about improper behavior by some mutual fund companies. Many new rules proposed in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings and bond strategies to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of the new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimum. After all, we are shareholders too, and Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg Chairman & CEO

This page is not part of the Annual Report.	3

Thornburg California Limited Term Municipal Fund

September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data represent past performance and do not guarantee future results. Investment return and principal value will fluctuate. Upon redemption, shares may be worth more or less than their original cost. Current returns may be lower or higher than those shown. For performance current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for the Fund’s A shares is 1.50%. C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report	5

Letter to Shareholders

George Strickland

Portfolio Manager

October 17, 2005

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the A shares decreased by 23 cents to $12.79 during the twelve months ended September 30, 2005. If you were with us for the entire period, you received dividends of 35.6 cents per share. If you reinvested your dividends, you received 36.0 cents per share. Investors who owned C shares received dividends of 32.3 and 32.7 cents per share, respectively.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Higher interest rates on short-term bonds have pushed down the price of most of the bonds owned by the Fund, but have allowed us to buy new bonds at higher yields and increase the yield of the portfolio. The A shares of your Fund produced a total return of 0.98% (at NAV) over the twelve month period ended September 30, 2005, compared to a 1.45% return for the Lehman Five Year Municipal Bond Index. The Fund was over weighted in bonds that mature in less than five years. Since the returns of those short-term bonds lagged the return of the index, the Fund’s return lagged the index somewhat.

This has been an eventful year for the bond market and the world. The Federal Reserve has been steadily pushing up the target Fed Funds rate to its current level of 3.75%. Through the end of June, the bond market responded by pushing down yields on long-term bonds, thus flattening the yield curve. A flat yield curve is usually associated with a recession, but the U.S. economy is showing no signs of entering a recession. So, more recently, interest rates have been rising for both short and long-term bonds, in more of a parallel yield curve shift. We believe that this is a more appropriate response by the market to a tightening Fed, a strong economy, and somewhat elevated levels of inflation.

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 140 municipal obligations from all over California. Your Fund’s weighted average maturity is 4.49 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing				Cumulative % Maturing
1 year	=	11.4%	Year 1	=	11.4%
1 to 2 years	=	11.2%	Year 2	=	22.6%
2 to 3 years	=	13.9%	Year 3	=	36.5%
3 to 4 years	=	14.0%	Year 4	=	50.5%
4 to 5 years	=	9.1%	Year 5	=	59.6%
5 to 6 years	=	8.0%	Year 6	=	67.6%
6 to 7 years	=	12.5%	Year 7	=	80.1%
7 to 8 years	=	3.6%	Year 8	=	83.7%
8 to 9 years	=	7.3%	Year 9	=	91.0%
Over 9 years	=	9.0%	Over 9 years	=	100.0%

Percentages can and do vary. Data as of 9/30/05.

6	Certified Annual Report

The California economy has performed quite well as of late. Second quarter personal income growth was 6.5% and, through September, California General Fund tax revenues are running $666 million ahead of the budget estimate. However, 2005-06 fiscal year expenditures are expected to increase 10% and State General Fund balance is projected to fall from $7.5 billion to $1.3 billion. Furthermore, the state will have to grapple with a large looming deficit in the 2006-07 fiscal year that is currently expected to total $7 billion. To manage credit risk, we have kept 93% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2005

ASSETS
Investments at value (cost $157,860,495)	$159,787,339
Cash	165,500
Receivable for fund shares sold	276,917
Interest receivable	2,170,554

Total Assets	162,400,310

LIABILITIES
Payable for fund shares redeemed	146,709
Payable to investment advisor and other affiliates (Note 3)	113,436
Accounts payable and accrued expenses	50,175
Dividends payable	123,832

Total Liabilities	434,152

NET ASSETS	$161,966,158

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$1,926,844
Accumulated net realized gain (loss)	(593,743)
Net capital paid in on shares of beneficial interest	160,633,057

$161,966,158

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($111,101,658 applicable to 8,688,184 shares of beneficial interest outstanding - Note 4)	$12.79
Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.98

Class C Shares:
Net asset value and offering price per share * ($20,021,198 applicable to 1,564,457 shares of beneficial interest outstanding - Note 4)	$12.80

Class I Shares:
Net asset value, offering and redemption price per share ($30,843,302 applicable to 2,409,667 shares of beneficial interest outstanding - Note 4)	$12.80

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8	Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Interest income (net of premium amortized of $2,594,819)	$6,495,270

EXPENSES:
Investment advisory fees (Note 3)	866,662
Administration fees (Note 3)
Class A Shares	153,957
Class C Shares	26,647
Class I Shares	14,425
Distribution and service fees (Note 3)
Class A Shares	307,915
Class C Shares	213,199
Transfer agent fees
Class A Shares	46,717
Class C Shares	19,781
Class I Shares	21,014
Registration and filing fees
Class A Shares	472
Class C Shares	472
Class I Shares	784
Custodian fees (Note 3)	78,669
Professional fees	29,838
Accounting fees	18,205
Trustee fees	5,816
Other expenses	47,114

Total Expenses	1,851,687
Less:
Expenses reimbursed by Investment Advisor (Note 3)	(54,992)
Distribution and service fees waived (Note 3)	(106,726)
Fees paid indirectly (Note 3)	(11,884)

Net Expenses	1,678,085

Net Investment Income	4,817,185

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold	(139,338)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(2,988,040)

Net Realized and Unrealized Loss on Investments	(3,127,378)

Net Increase in Net Assets Resulting From Operations	$1,689,807

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Year Ended September 30, 2005	Three Months Ended September 30, 2004	Year Ended June 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$4,817,185	$1,144,598	$4,899,573
Net realized loss on investments sold	(139,338)	(33,844)	302,064
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(2,988,040)	2,023,841	(5,077,284)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,689,807	3,134,595	124,353
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,392,991)	(841,492)	(3,715,243)
Class C Shares	(533,799)	(127,839)	(544,139)
Class I Shares	(890,395)	(175,267)	(640,191)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(21,261,597)	1,954,371	(14,508,762)
Class C Shares	(1,532,552)	(674,119)	441,058
Class I Shares	5,630,725	2,536,234	2,945,765

Net Increase (Decrease) in Net Assets	(20,290,802)	5,806,483	(15,897,159)
NET ASSETS:
Beginning of period	182,256,960	176,450,477	192,347,636

End of period	$161,966,158	$182,256,960	$176,450,477

See notes to financial statements.

10	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. In addition, the Fund will invest primarily in Municipal Obligations originating in California with the objective of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value of investments, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income, of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005

identified cost basis. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $24,467 for Class A shares, $15,491 for Class C shares, and $15,034 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of Fund shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned commissions aggregating $1,060 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,859 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2005, are set forth in the Statement of Operations. Distribution fees in the amount of $106,726 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $11,884.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Three Months Ended September 30, 2004		Year Ended June 30, 2004
	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	851,431	$10,982,577	502,652	$6,531,022	1,775,040	$23,232,846
Shares issued to shareholders in reinvestment of dividends	174,031	2,241,423	41,636	541,263	188,208	2,457,459
Shares repurchased	(2,675,964)	(34,485,597)	(394,425)	(5,117,914)	(3,079,256)	(40,199,067)

Net Increase (Decrease)	(1,650,502)	$(21,261,597)	149,863	$1,954,371	(1,116,008)	$(14,508,762)

Class C Shares
Shares sold	306,700	$3,962,605	81,630	$1,061,877	530,253	$6,927,987
Shares issued to shareholders in reinvestment of dividends	27,743	357,622	6,991	90,936	30,099	393,331
Shares repurchased	(454,085)	(5,852,779)	(140,412)	(1,826,932)	(526,102)	(6,880,260)

Net Increase (Decrease)	(119,642)	$(1,532,552)	(51,791)	$(674,119)	34,250	$441,058

Class I Shares
Shares sold	1,134,747	$14,661,908	296,419	$3,855,573	935,797	$12,251,009
Shares issued to shareholders in reinvestment of dividends	54,521	702,734	11,020	143,387	38,885	508,066
Shares repurchased	(754,043)	(9,733,917)	(112,491)	(1,462,726)	(753,140)	(9,813,310)

Net Increase (Decrease)	435,225	$5,630,725	194,948	$2,536,234	221,542	$2,945,765

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $44,457,569 and $49,918,273, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$157,860,495

Gross unrealized appreciation on a tax basis	$2,567,681
Gross unrealized depreciation on a tax basis	(640,837)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,926,844

At September 30, 2005, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$205,990
2008	214,571
2012	33,844

$454,405

At September 30, 2005, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $139,338. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

All dividends paid by the Fund for the year ended September 30, 2005, the three months ended September 30, 2004, and the year ended June 30, 2004, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report	13

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund

	Year Ended Sept. 30, 2005	3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
				2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.02	$12.87		$13.20	$12.96	$12.79	$12.59

Income from investment operations:
Net investment income	0.36	0.08		0.35	0.38	0.46	0.54
Net realized and unrealized gain (loss) on investments	(0.23)	0.15		(0.33)	0.24	0.17	0.20

Total from investment operations	0.13	0.23		0.02	0.62	0.63	0.74

Less dividends from:
Net investment income	(0.36)	(0.08)		(0.35)	(0.38)	(0.46)	(0.54)

Change in net asset value	(0.23)	0.15		(0.33)	0.24	0.17	0.20

NET ASSET VALUE, end of period	$12.79	$13.02		$12.87	$13.20	$12.96	$12.79

RATIOS/SUPPLEMENTAL DATA

Total return(a)	0.98%	1.81%		0.13%	4.83%	5.03%	6.00%
Ratios to average net assets:
Net investment income	2.75%	2.53	%(b)	2.66%	2.87%	3.58%	4.26%
Expenses, after expense reductions	1.00%	0.99	%(b)	0.99%	0.99%	1.00%	0.99%
Expenses, after expense reductions and net of custody credits	0.99%	0.99	%(b)	0.99%	0.99%	0.99%	—
Expenses, before expense reductions	1.02%	1.05	%(b)	1.04%	1.02%	1.01%	1.05%
Portfolio turnover rate	26.33%	4.18%		23.80%	26.03%	25.16%	15.45%
Net assets at end of period (000)	$111,102	$134,588		$131,158	$149,269	$115,237	$89,967

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

14	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund

	Year Ended Sept. 30, 2005	3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
				2004	2003	2002	2001
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.03	$12.88		$13.21	$12.97	$12.80	$12.61

Income from investment operations:
Net investment income	0.32	0.07		0.32	0.34	0.41	0.49
Net realized and unrealized gain (loss) on investments	(0.23)	0.15		(0.33)	0.24	0.17	0.19

Total from investment operations	0.09	0.22		(0.01)	0.58	0.58	0.68

Less dividends from:
Net investment income	(0.32)	(0.07)		(0.32)	(0.34)	(0.41)	(0.49)

Change in net asset value	(0.23)	0.15		(0.33)	0.24	0.17	0.19

NET ASSET VALUE, end of period	$12.80	$13.03		$12.88	$13.21	$12.97	$12.80

RATIOS/SUPPLEMENTAL DATA

Total return(a)	0.73%	1.75%		(0.12)%	4.51%	4.60%	5.49%
Ratios to average net assets:
Net investment income	2.50%	2.28	%(b)	2.41%	2.56%	3.15%	3.86%
Expenses, after expense reductions	1.25%	1.24	%(b)	1.24%	1.30%	1.38%	1.40%
Expenses, after expense reductions and net of custody credits	1.24%	1.24	%(b)	1.24%	1.30%	1.37%	—
Expenses, before expense reductions	1.82%	1.87	%(b)	1.86%	1.80%	1.86%	2.01%
Portfolio turnover rate	26.33%	4.18%		23.80%	26.03%	25.16%	15.45%
Net assets at end of period (000)	$20,021	$21,941		$22,363	$22,487	$16,081	$6,392

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

Certified Annual Report	15

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg California Limited Term Municipal Fund

	Year Ended Sept. 30, 2005	3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
				2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.03	$12.89		$13.22	$12.97	$12.79	$12.60

Income from investment operations:
Net investment income	0.40	0.09		0.39	0.42	0.51	0.59
Net realized and unrealized gain (loss) on investments	(0.23)	0.14		(0.33)	0.25	0.18	0.19

Total from investment operations	0.17	0.23		0.06	0.67	0.69	0.78

Less dividends from:
Net investment income	(0.40)	(0.09)		(0.39)	(0.42)	(0.51)	(0.59)

Change in net asset value	(0.23)	0.14		(0.33)	0.25	0.18	0.19

NET ASSET VALUE, end of period	$12.80	$13.03		$12.89	$13.22	$12.97	$12.79

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.31%	1.81%		0.46%	5.27%	5.48%	6.28%
Ratios to average net assets:
Net investment income	3.09%	2.85	%(b)	2.99%	3.20%	3.92%	4.60%
Expenses, after expense reductions	0.68%	0.67	%(b)	0.67%	0.65%	0.66%	0.65%
Expenses, after expense reductions and net of custody credits	0.67%	0.67	%(b)	0.67%	0.65%	0.65%	—
Expenses, before expense reductions	0.73%	0.77	%(b)	0.78%	0.75%	0.84%	0.98%
Portfolio turnover rate	26.33%	4.18%		23.80%	26.03%	25.16%	15.45%
Net assets at end of period (000)	$30,843	$25,728		$22,929	$20,592	$10,133	$5,520

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	The Fund’s fiscal year-end changed to September 30.

16	Certified Annual Report

SCHEDULE OF INVESTMENTS
Thornburg California Limited Term Municipal Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-426, CLASS C - 885-215-418, CLASS I - 885-215-392 NASDAQ SYMBOLS: CLASS A - LTCAX, CLASS C - LTCCX, CLASS I - LTCIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts Project)	A3/NR	$435,000	$459,147
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts Project)	A3/NR	455,000	479,925
Alameda COP, 4.60% due 5/1/2011	NR/A+	425,000	447,576
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2006 (Insured: FGIC)	Aaa/AAA	295,000	308,797
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2007 (Insured: FGIC)	Aaa/AAA	380,000	415,667
Bay Area Government Associates Lease Series 2002, 4.00% due 7/1/2006 (Insured:AMBAC)	Aaa/AAA	765,000	772,053
Bay Area Government Association Rapid Transit, 4.875% due 6/15/2009 (Insured:AMBAC)	Aaa/AAA	215,000	215,355
Bonita Unified School District COP Refunding, 4.50% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	700,000	737,289
California Health Facilities Financing, 5.50% due 10/1/2006 (Sisters of Providence Project)	Aa3/AA	1,235,000	1,265,517
California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,000,000	2,132,300
California Health Facilities Financing Revenue, 6.40% due 10/1/2005 (Sisters of Providence Project)	Aa3/AA	700,000	700,063
California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	670,000	682,187
California Infrastructure & Economic Development Bank Revenue, 5.00% due 7/1/2010 (Bay Area Toll Bridges Project; Insured: FSA)	Aaa/AAA	1,000,000	1,080,100
California Mobile Home Park Financing Series A, 4.75% due 11/15/2010 (Rancho Vallecitos Project; Insured:ACA)	NR/A	500,000	520,490
California Mobile Home Park Financing Series A, 5.00% due 11/15/2013 (Rancho Vallecitos Project; Insured:ACA)	NR/A	570,000	599,406
California Pollution Control Solid Waste Authority, 6.75% due 7/1/2011 (ETM)	Aaa/NR	2,650,000	2,872,573
California Rural HMFA Single Family Mortgage Revenue, 5.25% due 6/1/2010 (Collateralized: GNMA/FNMA)	NR/AAA	25,000	25,060
California Rural HMFA Single Family Mortgage Revenue, 5.65% due 6/1/2010 (Collateralized: GNMA/FNMA)	NR/AAA	10,000	10,030
California State, 6.40% due 2/1/2006 (Insured: MBIA)	Aaa/AAA	500,000	505,965
California State, 7.50% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	2,000,000	2,175,300
California State, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	560,000	635,225
California State, 6.50% due 9/1/2010 (Insured:AMBAC)	Aaa/AAA	1,250,000	1,431,200
California State, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/AAA	230,000	232,431
California State Department of Water Resources Power Series A, 5.50% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,215,960
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/BBB+	2,580,000	2,722,339
California State Department of Water Resources Power Supply Series A, 5.25% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	800,000	858,016
California State Economic Recovery Series A, 5.00% due 1/1/2008	Aa3/AA-	1,000,000	1,042,320
California State Economic Recovery Series C-3, 2.77% due 7/1/2023 put 10/3/2005 (Guaranty: Landesbank) (daily demand notes)	VMIG1/A-1+	200,000	200,000
California State Public Works Board Lease Revenue, 5.50% due 6/1/2010 (Various Universities Project)	Aa2/AA-	530,000	575,299
California State Public Works Board Lease Revenue, 5.00% due 11/1/2015	Aa2/AA-	1,000,000	1,078,130
California State Public Works Lease Series A, 5.50% due 1/1/2017 (Department of Corrections Project; Insured:AMBAC)	Aaa/AAA	3,285,000	3,370,738
California State Refunding, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,115,060
California State Series A-3, 2.77% due 5/1/2033 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	800,000	800,000
California State Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,248,270
California Statewide Community Development Authority COP, 5.25% due 7/1/2010 (St Joseph Health Systems Project)	Aa3/AA-	560,000	594,054
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (ETM)	Aaa/AAA	2,600,000	2,697,188

Certified Annual Report	17

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California Statewide Community Development Authority Revenue, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation Project; Insured:AMBAC)	Aaa/AAA	$595,000	$620,680
California Statewide Community Development Authority Revenue COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital Project; Insured: MBIA)	Aaa/AAA	860,000	948,133
California Statewide Community Development Authority Revenue Series B, 5.00% due 6/1/2008 (Hospital Monterey Peninsula Project; Insured: FSA)	NR/AAA	1,110,000	1,165,333
California Statewide Community Development Authority Revenue Series B, 5.00% due 6/1/2009 (Hospital Monterey Peninsula Project; Insured: FSA)	NR/AAA	1,180,000	1,254,069
California Statewide Community Development Authority Revenue Series D, 4.35% due 11/1/2036 put 3/1/2007 (Kaiser Permanente Project)	VMIG2/A-1	1,000,000	1,015,210
California Statewide Community Development Authority Series E, 3.875% due 4/1/2032 put 4/1/2010 (Kaiser Permanente Project)	NR/A-1	1,000,000	1,004,930
California Statewide Community Development Authority Solid Waste Revenue, 2.90% due 4/1/2011 put 4/1/2007 (Waste Management Inc. Project)	NR/BBB	1,000,000	988,120
California Statewide Community Development Series E, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente Project)	VMIG2/A-1	2,000,000	2,082,880
Capistrano Unified School District 92-1 Community Facilities District Special Tax, 7.10% due 9/1/2021 pre-refunded 9/1/2007	NR/NR	890,000	965,321
Castaic Lake Water Agency COP Refunding Series A, 7.25% due 8/1/2007 (Water Systems Improvement Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,075,470
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2011 (Insured: FGIC)	Aaa/AAA	780,000	848,757
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2012 (Insured: FGIC)	Aaa/AAA	830,000	907,447
Central Valley Financing Authority Revenue, 6.00% due 7/1/2009 (Carson Ice Project)	NR/BBB	165,000	167,953
Central Valley School Districts Financing Authority, 0% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	205,000	196,933
Coachella Valley California Unified School District COP Refunding, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	800,000	869,568
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2014 (Insured: RADIAN)	NR/AA	670,000	720,237
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2016 (Insured: RADIAN)	NR/AA	735,000	789,735
East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	700,000	722,015
East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2007 (Insured: MBIA)	Aaa/AAA	840,000	895,516
El Monte COP Senior Department Public Services Facility Phase II, 5.00% due 1/1/2009 (Insured:AMBAC)	Aaa/AAA	2,730,000	2,852,659
Emeryville Public Financing Authority Revenue Series A, 5.00% due 9/1/2012 (Emeryville Redevelopment Project; Insured:AMBAC)	Aaa/AAA	2,295,000	2,510,776
Escondido Joint Powers Financing Authority Lease Revenue Refunding, 0% due 9/1/2013 (California Center For The Arts Project; Insured:AMBAC)	Aaa/AAA	500,000	310,270
Escondido Multi Family Housing Revenue Refunding Bond Series 1997-A, 5.40% due 1/1/2027 put 7/1/2007 (Terrace Gardens Project; Collateralized: FNMA)	NR/AAA	3,015,000	3,065,350
Fresno County Housing Authority Multi Family Revenue Refunding Series A, 4.90%due 11/1/2027 mandatory put 11/1/2007 (Housing Creek Park Apartments Project; Collateralized: FNMA)	NR/AAA	400,000	408,468
Fresno Unified School District Series D, 5.00% due 8/1/2009 (ETM)	Aaa/AAA	545,000	565,018
Hawaiian Gardens Redevelopment Agency Refunding, 5.50% due 12/1/2008	NR/BBB+	575,000	609,488
Julian Union High School District, 4.875% due 11/1/2005 (Insured: MBIA)	Aaa/AAA	155,000	155,273
Kern High School District, 7.00% due 8/1/2010 (ETM)	Aaa/NR	165,000	192,393
Kern High School District Refunding Series A, 6.30% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	500,000	571,850

18	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Kern High School District Series B, 9.00% due 8/1/2006 (ETM)	Aaa/AAA	$680,000	$714,048
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking Project; Insured:ACA)	NR/A	835,000	872,066
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking Project; Insured:ACA)	NR/A	435,000	470,948
Los Angeles Community Redevelopment Agency, 5.00% due 9/1/2012 (Insured:AMBAC)	Aaa/NR	1,810,000	1,959,325
Los Angeles Convention & Exhibition Center, 9.00% due 12/1/2020 pre-refunded 12/1/2005	Aaa/AAA	5,000	5,052
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,400,000	1,515,458
Los Angeles County Capital Asset, 5.00% due 4/1/2008 (Insured:AMBAC)	Aaa/AAA	2,000,000	2,096,740
Los Angeles County Public Works Refunding Series A, 5.00% due 12/1/2008 (Master Refunding Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,119,560
Los Angeles Department of Water & Power Revenue Refunding Series A Subseries A-1, 5.00% due 7/1/2008 (Power Systems Project)	Aa3/AA-	1,000,000	1,053,500
Los Angeles Department of Water & Power Revenue Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,000,000	3,295,830
Los Angeles Multi Family Revenue, 5.85% due 12/1/2027 put 12/01/2007 (Collateralized: FNMA)	NR/AAA	1,925,000	1,969,352
Los Angeles Regional Airport Lease Refunding, 5.25% due 1/1/2009 (Facilities Laxfuel Corp. LA International Project; Insured:AMBAC)	Aaa/AAA	1,590,000	1,664,285
Los Angeles Unified School District Series E, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,500,000	2,806,225
Milpitas California Agency Tax Allocation Redevelopment Project Area No 1, 5.00% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	2,000,000	2,152,400
Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010 (Villa Delaware Arroyo Project; Insured:ACA)	NR/A	1,205,000	1,225,449
New Haven Unified School District Refunding, 12.00% due 8/1/2006 (Insured: FSA)	Aaa/AAA	1,400,000	1,502,732
New Haven Unified School District Refunding, 12.00% due 8/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,234,620
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007 (Geothermal Project 3-A) (ETM)	Baa2/BBB+	360,000	376,783
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007	Baa2/BBB+	340,000	353,280
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	Baa2/BBB+	4,000,000	4,004,520
Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured:AMBAC)	Aaa/AAA	40,000	40,150
Ontario Montclair School District COP Refunding, 3.80% due 9/1/2028 put 8/31/2007 (School Facility Bridge Funding Project; Insured: FSA)	VMIG1/A-1	1,680,000	1,680,739
Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,047,130
Orange County Local Transportation Authority Sales Tax Revenue, 6.00% due 2/15/2006	Aa2/AA+	510,000	515,941
Orange County Recovery COP Series A, 6.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	600,000	614,130
Oxnard Financing Authority Solid Refunding, 5.00% due 5/1/2013 (Insured:AMBAC)	Aaa/AAA	2,115,000	2,245,453
Oxnard HBR District Revenue Refunding, 5.65% due 8/1/2014 (Insured:ACA)	NR/A	1,520,000	1,589,859
Piedmont Unified School District Series B, 0% due 8/1/2013 pre-refunded 8/1/2007	Aa3/NR	1,000,000	656,020
Pittsburg California Redevelopment Agency Tax Allocation Refunding, 5.25% due 8/1/2012 (Los Medanos Community Development Project A; Insured: MBIA)	Aaa/AAA	3,350,000	3,698,165
Pomona Unified School District Refunding Series A, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	320,000	357,235
Porterville COP, 6.10% due 10/1/2005 (Water Systems Refunding Project; Insured:AMBAC)	Aaa/AAA	295,000	295,027
Puerto Rico Commonwealth Highway & Transportation Authority, 5.50% due 7/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,082,510
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series A, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,000,000	1,051,340
Puerto Rico Municipal Finance Agency Series A, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	600,000	682,530
Richmond Joint Powers Financing Authority Refunding Lease & Gas Tax Series A, 5.25% due 5/15/2013	NR/NR	2,000,000	2,046,080
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.75% due 12/1/2009	Aa3/AA	560,000	614,678
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.875% due 12/1/2027 Crossover refunded 12/1/2005	Aa3/AA	2,500,000	2,536,800
Sacramento Municipal Utility District Electric Revenue Refunding Series C, 5.75% due 11/15/2007 (ETM)	Aaa/AAA	330,000	330,406

Certified Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg California Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Sacramento Municipal Utility District Refunding Series L, 5.10% due 7/1/2014 (Insured:AMBAC)	Aaa/AAA	$1,000,000	$1,052,980
Sacramento Power Authority Revenue, 5.875% due 7/1/2015 pre-refunded 7/1/2006 (Cogeneration Project; Insured: MBIA)	Aaa/AAA	2,500,000	2,606,100
Salinas Redevelopment Agency Tax Allocation Series A, 0% due 11/1/2022 (Insured: FSA)	Aaa/AAA	1,450,000	577,840
San Bernardino County Multi Family Housing Revenue Refunding Series A, 4.75% due 12/15/2031 put 12/15/2011 (Collateralized: FNMA)	Aaa/NR	3,000,000	3,144,630
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.10% due 9/1/2011	NR/NR	190,000	196,458
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.20% due 9/1/2012	NR/NR	205,000	212,456
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.30% due 9/1/2013	NR/NR	300,000	311,775
San Bernardino County Transportation Authority Sales Tax Revenue Series A, 6.00% due 3/1/2010 (ETM)	Aaa/AAA	175,000	187,324
San Diego County Regional Transportation Commission Sales Tax Revenue Series A, 6.00% due 4/1/2008 (ETM)	Aaa/AA-	590,000	619,642
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2006 (Insured: MBIA)	Aaa/AAA	455,000	464,428
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2007 (Insured: MBIA)	Aaa/AAA	425,000	450,249
San Francisco Bay Area Transit Bridge Toll Notes, 5.625% due 8/1/2006 (Insured:ACA)	NR/A	1,400,000	1,428,658
San Francisco City & County Capital Appreciation George R Moscone, 0% due 7/1/2010	A1/AA-	1,380,000	1,149,098
San Francisco International Airport Revenue AMT Special Facilities Lease, 5.25% due 1/1/2019 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,041,910
San Francisco International Airport Revenue Series Issue 13B, 8.00% due 5/1/2007 (Insured: MBIA)	Aaa/AAA	1,100,000	1,141,030
San Francisco Laguna Honda Hospital Series I, 5.00% due 6/15/2014 (Insured: FSA)	Aaa/AAA	2,320,000	2,525,320
San Jose Evergreen Community College District Series C, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured:AMBAC)	Aaa/AAA	2,200,000	1,730,146
San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured:AMBAC)	Aaa/AAA	2,700,000	2,738,340
San Marcos Public Facilities Authority Revenue Community Facilities District 88-1, 0% due 3/1/2008 (ETM)	Aaa/NR	1,900,000	1,759,229
Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 5.50% due 4/1/2036 put 10/2/2006 (Insured:AMBAC)	Aaa/AAA	1,810,000	1,859,974
Seal Beach Redevelopment Agency Mobile Home Park Revenue Series A, 5.20% due 12/15/2013 (Insured:ACA)	NR/A	575,000	612,605
South Orange County Public Financing Authority Special Tax Revenue Series C, 8.00% due 8/15/2008 (Foothill Area Project; Insured: FGIC)	Aaa/AAA	1,500,000	1,699,710
Southeast Resources Recovery Facilities Authority Lease Revenue Refunding Series B, 5.375% due 12/1/2013 (Insured:AMBAC)	Aaa/AAA	1,060,000	1,152,803
Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured:AMBAC)	Aaa/AAA	350,000	383,404
Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured:AMBAC)	Aaa/AAA	250,000	273,860
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	3,200,000	3,350,368
Ukiah Unified School District COP, 5.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,054,820
Val Verde Unified School District COP, 5.00% due 1/1/2014 (Insured: FGIC)	NR/AAA	445,000	486,790
Val Verde Unified School District Series B, 5.00% due 1/1/2013 (Refunding Project; Insured: FGIC)	NR/AAA	360,000	388,562
Val Verde Unified School District Series B, 5.00% due 1/1/2014 (Refunding Project; Insured: FGIC)	NR/AAA	430,000	464,968
Ventura County Community College Series A, 5.00% due 8/1/2012 (Insured: MBIA)	Aaa/AAA	500,000	546,655
Victorville Redevelopment Agency Tax Allocation Bear Valley Road Special Escrow Fund A, 5.00% due 12/1/2014 (Insured: FSA)	Aaa/AAA	455,000	456,652
Walnut Valley Unified School District, 9.00% due 8/1/2006 (ETM)	Aaa/AAA	800,000	840,056
Walnut Valley Unified School District, 8.75% due 8/1/2010 (ETM)	Aaa/AAA	1,000,000	1,242,860
Walnut Valley Unified School District Series A, 6.80% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	250,000	262,810
Walnut Valley Unified School District Series A, 6.90% due 2/1/2008 (Insured: MBIA)	Aaa/AAA	250,000	272,020
Walnut Valley Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	100,000	110,743
Washington Township Health Care District Revenue, 5.00% due 7/1/2009	A2/NR	450,000	469,818

20	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
West Contra Costa Unified School District Series A, 7.00% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	$595,000	$615,563
West Contra Costa Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	655,000	725,367
Whittier Solid Waste Revenue Refunding Series A, 5.375% due 8/1/2014 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,002,070

TOTAL INVESTMENTS — 98.65% (Cost $ 157,860,495)			$159,787,339

OTHER ASSETS LESS LIABILITIES — 1.35%			2,178,819

NET ASSETS — 100.00%			$161,966,158

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
RADIAN	Insured by Radian Asset Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Annual Report	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg California Limited Term Municipal Fund

To the Trustees and Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

22	Certified Annual Report

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05-9/30/05
Class A Shares
Actual	$1,000	$1,012.80	$4.98
Hypothetical*	$1,000	$1,020.12	$5.00

Class C Shares
Actual	$1,000	$1,011.50	$6.27
Hypothetical*	$1,000	$1,018.83	$6.29

Class I Shares
Actual	$1,000	$1,014.40	$3.38
Hypothetical*	$1,000	$1,021.71	$3.39

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; and I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report	23

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg California Limited Term Municipal Fund Class A Total Returns versus Lehman

Brothers Five-Year Municipal Bond Index and Consumer Price Index

(February 28, 1987 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2005 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/19/87)	(0.55)%	3.14%	3.73%	4.92%
C Shares (Incep: 9/1/94)	0.22%	3.12%	3.52%	3.67%

FUND ATTRIBUTES

as of September 30, 2005

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 2/19/87)	2.98%	2.49%	$12.79	$12.98
C Shares (Incep: 9/1/94)	2.72%	2.25%	$12.80	$12.80

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A Shares are sold with a maximum sales charge of 1.50%. C shares assume deduction of a 0.50% contingent deferred sales charge (CDSC) for the first year only.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

24	Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A.Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner,Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield,Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D.Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks,Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

Certified Annual Report	25

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director,Thornburg Investment Management, Inc.; Secretary,Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

26	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	27

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2005, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds and broad based securities indices, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a category of generally similar mutual funds and a broad based securities index, measures of portfolio risk and share price volatility, and related factors. The Trustees noted that bond indices have limited utility in evaluating fixed income mutual funds. Similarly, the Trustees noted in comparing the Fund to other mutual funds that the value of such comparisons may be limited in some degree because the Fund’s investment approach, and in particular its laddered maturity portfolio, differs from other funds. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in a challenging single state environment and the Fund’s investment performance in the context of

28	Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005 (Unaudited)

that environment and the Fund’s investment policies. The Trustees noted in this regard that the Fund’s investment performance fell within the middle range of a category of generally similar California fixed income mutual funds selected by an independent analyst firm, and that the Fund’s share price volatility was lower than a category of longer term California funds selected by an independent analyst firm.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees observed that the management fee charged to the Fund was comparable to the average and median rates charged to a group of similar mutual funds. The Trustees also observed that the overall expenses for the Fund were somewhat higher than the average and median expenses for the same group of funds, but that the difference was not notable in view of the size of the Fund, and the other factors considered. The Trustees also determined in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report	29

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

30	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	31

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER:

Thornburg Investment Management®

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

DISTRIBUTOR:

Thornburg SecuritiesTM

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

Core Strategies for Building Wealth

Thornburg California Limited Term Municipal Fund

I Shares

Annual Report – September 30, 2005

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg California Limited Term Municipal Fund

Laddering – an All Weather Strategy

The Fund will invest primarily in municipal obligations originating in California with the objective of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Fund offers California investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of five years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive the most compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can have a material impact on performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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Receive your shareholder reports and prospectus online instead of through traditional mail.
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2    This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. All of the bond funds buy only investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this strategy has served our shareholders well over time.

The bond funds are managed by portfolio managers who have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

In years past, there has been news about improper behavior by some mutual fund companies. Many new rules proposed in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings and bond strategies to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of the new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimum. After all, we are shareholders too, and Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg
Chairman & CEO

This page is not part of the Annual Report.    3

Thornburg California Limited Term Municipal Fund

I Shares – September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4    Certified Annual Report

Important Information

Performance data represent past performance and do not guarantee future results. Investment return and principal value will fluctuate. Upon redemption, shares may be worth more or less than their original cost. Current returns may be lower or higher than those shown. For performance current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Five-Year Municipal Bond Index – A rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report    5

Letter to Shareholders

George Strickland

Portfolio Manager

October 17, 2005

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg California Limited Term Municipal Fund. The net asset value (NAV) of the I shares decreased by 23 cents to $12.80 during the twelve months ended September 30, 2005. If you were with us for the entire period, you received dividends of 39.8 cents per share. If you reinvested your dividends, you received 40.3 cents per share.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Higher interest rates on short-term bonds have pushed down the price of most of the bonds owned by the Fund, but have allowed us to buy new bonds at higher yields and increase the yield of the portfolio. The I shares of your Fund produced a total return of 1.31% over the twelve month period ended September 30, 2005, compared to a 1.45% return for the Lehman Five Year Municipal Bond Index. The Fund was over weighted in bonds that mature in less than five years. Since the returns of those short-term bonds lagged the return of the index, the Fund’s return lagged the index slightly.

This has been an eventful year for the bond market and the world. The Federal Reserve has been steadily pushing up the target Fed Funds rate to its current level of 3.75%. Through the end of June, the bond market responded by pushing down yields on long-term bonds, thus flattening the yield curve. A flat yield curve is usually associated with a recession, but the U.S. economy is showing no signs of entering a recession. So, more recently, interest rates have been rising for both short and long-term bonds, in more of a parallel yield curve shift. We believe that this is a more appropriate response by the market to a tightening Fed, a strong economy, and somewhat elevated levels of inflation.

Your Thornburg California Limited Term Municipal Fund is a laddered portfolio of over 140 municipal obligations from all over California. Your Fund’s weighted average maturity is 4.49 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing	Cumulative % maturing
1 year = 11.4%	Year 1 = 11.4%
1 to 2 years = 11.2%	Year 2 = 22.6%
2 to 3 years = 13.9%	Year 3 = 36.5%
3 to 4 years = 14.0%	Year 4 = 50.5%
4 to 5 years = 9.1%	Year 5 = 59.6%
5 to 6 years = 8.0%	Year 6 = 67.6%
6 to 7 years = 12.5%	Year 7 = 80.1%
7 to 8 years = 3.6%	Year 8 = 83.7%
8 to 9 years = 7.3%	Year 9 = 91.0%
Over 9 years = 9.0%	Over 9 years = 100.0%

Percentages can and do vary. Data as of 9/30/05.

6    Certified Annual Report

The California economy has performed quite well as of late. Second quarter personal income growth was 6.5% and, through September, California General Fund tax revenues are running $666 million ahead of the budget estimate. However, 2005-06 fiscal year expenditures are expected to increase 10% and State General Fund balance is projected to fall from $7.5 billion to $1.3 billion. Furthermore, the state will have to grapple with a large looming deficit in the 2006-07 fiscal year that is currently expected to total $7 billion. To manage credit risk, we have kept 93% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg California Limited Term Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

Certified Annual Report    7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg California Limited Term Municipal Fund	September 30, 2005

ASSETS
Investments at value (cost $157,860,495)	$159,787,339
Cash	165,500
Receivable for fund shares sold	276,917
Interest receivable	2,170,554

Total Assets	162,400,310

LIABILITIES
Payable for fund shares redeemed	146,709
Payable to investment advisor and other affiliates (Note 3)	113,436
Accounts payable and accrued expenses	50,175
Dividends payable	123,832

Total Liabilities	434,152

NET ASSETS	$161,966,158

NET ASSETS CONSIST OF:
Net unrealized appreciation on investments	$1,926,844
Accumulated net realized gain (loss)	(593,743)
Net capital paid in on shares of beneficial interest	160,633,057

$161,966,158

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($111,101,658 applicable to 8,688,184 shares of beneficial interest outstanding - Note 4)	$12.79

Maximum sales charge, 1.50% of offering price	0.19

Maximum offering price per share	$12.98

Class C Shares:
Net asset value and offering price per share* ($20,021,198 applicable to 1,564,457 shares of beneficial interest outstanding - Note 4)	$12.80

Class I Shares:
Net asset value, offering and redemption price per share ($30,843,302 applicable to 2,409,667 shares of beneficial interest outstanding - Note 4)	$12.80

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8    Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg California Limited Term Municipal Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Interest income (net of premium amortized of $2,594,819)	$6,495,270

EXPENSES:
Investment advisory fees (Note 3)	866,662
Administration fees (Note 3)
Class A Shares	153,957
Class C Shares	26,647
Class I Shares	14,425
Distribution and service fees (Note 3)
Class A Shares	307,915
Class C Shares	213,199
Transfer agent fees
Class A Shares	46,717
Class C Shares	19,781
Class I Shares	21,014
Registration and filing fees
Class A Shares	472
Class C Shares	472
Class I Shares	784
Custodian fees (Note 3)	78,669
Professional fees	29,838
Accounting fees	18,205
Trustee fees	5,816
Other expenses	47,114

Total Expenses	1,851,687

Less:
Expenses reimbursed by Investment Advisor (Note 3)	(54,992)
Distribution and service fees waived (Note 3)	(106,726)
Fees paid indirectly (Note 3)	(11,884)

Net Expenses	1,678,085

Net Investment Income	4,817,185

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold	(139,338)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(2,988,040)

Net Realized and Unrealized Loss on Investments	(3,127,378)

Net Increase in Net Assets Resulting From Operations	$1,689,807

See notes to financial statements.

Certified Annual Report    9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg California Limited Term Municipal Fund

	Year Ended September 30, 2005	Three Months Ended September 30, 2004	Year Ended June 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$4,817,185	$1,144,598	$4,899,573
Net realized loss on investments sold	(139,338)	(33,844)	302,064
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(2,988,040)	2,023,841	(5,077,284)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,689,807	3,134,595	124,353

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,392,991)	(841,492)	(3,715,243)
Class C Shares	(533,799)	(127,839)	(544,139)
Class I Shares	(890,395)	(175,267)	(640,191)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(21,261,597)	1,954,371	(14,508,762)
Class C Shares	(1,532,552)	(674,119)	441,058
Class I Shares	5,630,725	2,536,234	2,945,765

Net Increase (Decrease) in Net Assets	(20,290,802)	5,806,483	(15,897,159)

NET ASSETS:
Beginning of period	182,256,960	176,450,477	192,347,636

End of period	$161,966,158	$182,256,960	$176,450,477

See notes to financial statements.

10    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg California Limited Term Municipal Fund (the “Fund”) (formerly Thornburg Limited Term Municipal Fund – California Portfolio) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. In addition, the Fund will invest primarily in Municipal Obligations originating in California with the objective of obtaining exemption of interest dividends from any income taxes imposed by California on individuals.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value of investments, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income, of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an

Certified Annual Report     11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005

identified cost basis. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .50 of 1% to .225 of 1% per annum of the average daily net assets of the Fund. The Trust also has entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $24,467 for Class A shares, $15,491 for Class C shares, and $15,034 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of Fund shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned commissions aggregating $1,060 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $2,859 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor amounts not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust also has adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans and Class C distribution fees waived by the Distributor for the year ended September 30, 2005, are set forth in the Statement of Operations. Distribution fees in the amount of $106,726 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $11,884.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12    Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Three Months Ended September 30, 2004		Year Ended June 30, 2004
	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	851,431	$10,982,577	502,652	$6,531,022	1,775,040	$23,232,846
Shares issued to shareholders in reinvestment of dividends	174,031	2,241,423	41,636	541,263	188,208	2,457,459
Shares repurchased	(2,675,964)	(34,485,597)	(394,425)	(5,117,914)	(3,079,256)	(40,199,067)

Net Increase (Decrease)	(1,650,502)	$(21,261,597)	149,863	$1,954,371	(1,116,008)	$(14,508,762)

Class C Shares
Shares sold	306,700	$3,962,605	81,630	$1,061,877	530,253	$6,927,987
Shares issued to shareholders in reinvestment of dividends	27,743	357,622	6,991	90,936	30,099	393,331
Shares repurchased	(454,085)	(5,852,779)	(140,412)	(1,826,932)	(526,102)	(6,880,260)

Net Increase (Decrease)	(119,642)	$(1,532,552)	(51,791)	$(674,119)	34,250	$441,058

Class I Shares
Shares sold	1,134,747	$14,661,908	296,419	$3,855,573	935,797	$12,251,009
Shares issued to shareholders in reinvestment of dividends	54,521	702,734	11,020	143,387	38,885	508,066
Shares repurchased	(754,043)	(9,733,917)	(112,491)	(1,462,726)	(753,140)	(9,813,310)

Net Increase (Decrease)	435,225	$5,630,725	194,948	$2,536,234	221,542	$2,945,765

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $44,457,569 and $49,918,273, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$157,860,495

Gross unrealized appreciation on a tax basis	$2,567,681
Gross unrealized depreciation on a tax basis	(640,837)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,926,844

At September 30, 2005, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Such capital loss carryovers expire as follows:

2007	$205,990
2008	214,571
2012	33,844

$454,405

At September 30, 2005, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $139,338. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

All dividends paid by the Fund for the year ended September 30, 2005, the three months ended September 30, 2004, and the year ended June 30, 2004, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report     13

FINANCIAL HIGHLIGHTS

Thornburg California Limited Term Municipal Fund

	Year Ended Sept. 30, 2005	3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
				2004	2003	2002	2001
Class I Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period	$13.03	$12.89		$13.22	$12.97	$12.79	$12.60

Income from investment operations:
Net investment income	0.40	0.09		0.39	0.42	0.51	0.59
Net realized and unrealized gain (loss) on investments	(0.23)	0.14		(0.33)	0.25	0.18	0.19

Total from investment operations	0.17	0.23		0.06	0.67	0.69	0.78

Less dividends from:
Net investment income	(0.40)	(0.09)		(0.39)	(0.42)	(0.51)	(0.59)

Change in net asset value	(0.23)	0.14		(0.33)	0.25	0.18	0.19

NET ASSET VALUE, end of period	$12.80	$13.03		$12.89	$13.22	$12.97	$12.79

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.31%	1.81%		0.46%	5.27%	5.48%	6.28%
Ratios to average net assets:
Net investment income	3.09%	2.85	%(b)	2.99%	3.20%	3.92%	4.60%
Expenses, after expense reductions	0.68%	0.67	%(b)	0.67%	0.65%	0.66%	0.65%
Expenses, after expense reductions and net of custody credits	0.67%	0.67	%(b)	0.67%	0.65%	0.65%	—
Expenses, before expense reductions	0.73%	0.77	%(b)	0.78%	0.75%	0.84%	0.98%

Portfolio turnover rate	26.33%	4.18%		23.80%	26.03%	25.16%	15.45%

Net assets at end of period (000)	$30,843	$25,728		$22,929	$20,592	$10,133	$5,520

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

14    Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg California Limited Term Municipal Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-426, CLASS C - 885-215-418, CLASS I - 885-215-392

NASDAQ SYMBOLS: CLASS A - LTCAX, CLASS C - LTCCX, CLASS I - LTCIX

	Credit Rating†	Principal
Issuer-Description	Moody’s/S&P	Amount	Value
ABAG Finance Authority, 4.75% due 10/1/2011 (California School of Mechanical Arts Project)	A3/NR	$435,000	$459,147
ABAG Finance Authority, 4.75% due 10/1/2012 (California School of Mechanical Arts Project)	A3/NR	455,000	479,925
Alameda COP, 4.60% due 5/1/2011	NR/A+	425,000	447,576
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2006 (Insured: FGIC)	Aaa/AAA	295,000	308,797
Alum Rock Union Elementary School District GO Refunding Bonds, 8.00% due 9/1/2007 (Insured: FGIC)	Aaa/AAA	380,000	415,667
Bay Area Government Associates Lease Series 2002, 4.00% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	765,000	772,053
Bay Area Government Association Rapid Transit, 4.875% due 6/15/2009 (Insured: AMBAC)	Aaa/AAA	215,000	215,355
Bonita Unified School District COP Refunding, 4.50% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	700,000	737,289
California Health Facilities Financing, 5.50% due 10/1/2006 (Sisters of Providence Project)	Aa3/AA	1,235,000	1,265,517
California Health Facilities Financing Authority Revenue Series B Refunding, 5.25% due 10/1/2013 (Kaiser Permanente Project) (ETM)	A3/AAA	2,000,000	2,132,300
California Health Facilities Financing Revenue, 6.40% due 10/1/2005 (Sisters of Providence Project)	Aa3/AA	700,000	700,063
California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	670,000	682,187
California Infrastructure & Economic Development Bank Revenue, 5.00% due 7/1/2010 (Bay Area Toll Bridges Project; Insured: FSA)	Aaa/AAA	1,000,000	1,080,100
California Mobile Home Park Financing Series A, 4.75% due 11/15/2010 (Rancho Vallecitos Project; Insured: ACA)	NR/A	500,000	520,490
California Mobile Home Park Financing Series A, 5.00% due 11/15/2013 (Rancho Vallecitos Project; Insured: ACA)	NR/A	570,000	599,406
California Pollution Control Solid Waste Authority, 6.75% due 7/1/2011 (ETM)	Aaa/NR	2,650,000	2,872,573
California Rural HMFA Single Family Mortgage Revenue, 5.25% due 6/1/2010 (Collateralized: GNMA/FNMA)	NR/AAA	25,000	25,060
California Rural HMFA Single Family Mortgage Revenue, 5.65% due 6/1/2010 (Collateralized: GNMA/FNMA)	NR/AAA	10,000	10,030
California State, 6.40% due 2/1/2006 (Insured: MBIA)	Aaa/AAA	500,000	505,965
California State, 7.50% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	2,000,000	2,175,300
California State, 6.60% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	560,000	635,225
California State, 6.50% due 9/1/2010 (Insured: AMBAC)	Aaa/AAA	1,250,000	1,431,200
California State, 5.50% due 3/1/2012 (Insured: FGIC)	Aaa/AAA	230,000	232,431
California State Department of Water Resources Power Series A, 5.50% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,215,960
California State Department of Water Resources Power Supply Series A, 5.50% due 5/1/2008	A2/BBB+	2,580,000	2,722,339
California State Department of Water Resources Power Supply Series A, 5.25% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	800,000	858,016
California State Economic Recovery Series A, 5.00% due 1/1/2008	Aa3/AA-	1,000,000	1,042,320
California State Economic Recovery Series C-3, 2.77% due 7/1/2023 put 10/3/2005 (Guaranty: Landesbank) (daily demand notes)	VMIG1/A-1+	200,000	200,000
California State Public Works Board Lease Revenue, 5.50% due 6/1/2010 (Various Universities Project)	Aa2/AA-	530,000	575,299
California State Public Works Board Lease Revenue, 5.00% due 11/1/2015	Aa2/AA-	1,000,000	1,078,130
California State Public Works Lease Series A, 5.50% due 1/1/2017 (Department of Corrections Project; Insured: AMBAC)	Aaa/AAA	3,285,000	3,370,738
California State Refunding, 5.75% due 10/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,115,060
California State Series A-3, 2.77% due 5/1/2033 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	800,000	800,000
California State Veterans Bonds, 9.50% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	1,000,000	1,248,270
California Statewide Community Development Authority COP, 5.25% due 7/1/2010 (St Joseph Health Systems Project)	Aa3/AA-	560,000	594,054
California Statewide Community Development Authority COP, 5.30% due 12/1/2015 (ETM)	Aaa/AAA	2,600,000	2,697,188

Certified Annual Report     15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
California Statewide Community Development Authority Revenue, 5.125% due 6/1/2008 (Louisiana Orthopedic Hospital Foundation Project; Insured: AMBAC)	Aaa/AAA	$595,000	$620,680
California Statewide Community Development Authority Revenue COP, 6.50% due 8/1/2012 (Cedars Sinai Center Hospital Project; Insured: MBIA)	Aaa/AAA	860,000	948,133
California Statewide Community Development Authority Revenue Series B, 5.00% due 6/1/2008 (Hospital Monterey Peninsula Project; Insured: FSA)	NR/AAA	1,110,000	1,165,333
California Statewide Community Development Authority Revenue Series B, 5.00% due 6/1/2009 (Hospital Monterey Peninsula Project; Insured: FSA)	NR/AAA	1,180,000	1,254,069
California Statewide Community Development Authority Revenue Series D, 4.35% due 11/1/2036 put 3/1/2007 (Kaiser Permanente Project)	VMIG2/A-1	1,000,000	1,015,210
California Statewide Community Development Authority Series E, 3.875% due 4/1/2032 put 4/1/2010 (Kaiser Permanente Project)	NR/A-1	1,000,000	1,004,930
California Statewide Community Development Authority Solid Waste Revenue, 2.90% due 4/1/2011 put 4/1/2007 (Waste Management Inc. Project)	NR/BBB	1,000,000	988,120
California Statewide Community Development Series E, 4.70% due 11/1/2036 put 6/1/2009 (Kaiser Permanente Project)	VMIG2/A-1	2,000,000	2,082,880
Capistrano Unified School District 92-1 Community Facilities District Special Tax, 7.10% due 9/1/2021 pre-refunded 9/1/2007	NR/NR	890,000	965,321
Castaic Lake Water Agency COP Refunding Series A, 7.25% due 8/1/2007 (Water Systems Improvement Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,075,470
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2011 (Insured: FGIC)	Aaa/AAA	780,000	848,757
Central Union High School District Imperial County Refunding, 5.00% due 8/1/2012 (Insured: FGIC)	Aaa/AAA	830,000	907,447
Central Valley Financing Authority Revenue, 6.00% due 7/1/2009 (Carson Ice Project)	NR/BBB	165,000	167,953
Central Valley School Districts Financing Authority, 0% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	205,000	196,933
Coachella Valley California Unified School District COP Refunding, 5.00% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	800,000	869,568
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2014 (Insured: RADIAN)	NR/AA	670,000	720,237
East Palo Alto Public Financing University Circle Gateway/101 Series A, 5.00% due 10/1/2016 (Insured: RADIAN)	NR/AA	735,000	789,735
East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	700,000	722,015
East Side Union High School District Santa Clara County Series B, 6.625% due 8/1/2007 (Insured: MBIA)	Aaa/AAA	840,000	895,516
El Monte COP Senior Department Public Services Facility Phase II, 5.00% due 1/1/2009 (Insured: AMBAC)	Aaa/AAA	2,730,000	2,852,659
Emeryville Public Financing Authority Revenue Series A, 5.00% due 9/1/2012 (Emeryville Redevelopment Project; Insured: AMBAC)	Aaa/AAA	2,295,000	2,510,776
Escondido Joint Powers Financing Authority Lease Revenue Refunding, 0% due 9/1/2013 (California Center For The Arts Project; Insured:AMBAC)	Aaa/AAA	500,000	310,270
Escondido Multi Family Housing Revenue Refunding Bond Series 1997-A, 5.40% due 1/1/2027 put 7/1/2007 (Terrace Gardens Project; Collateralized: FNMA)	NR/AAA	3,015,000	3,065,350
Fresno County Housing Authority Multi Family Revenue Refunding Series A, 4.90% due 11/1/2027 mandatory put 11/1/2007 (Housing Creek Park Apartments Project; Collateralized: FNMA)	NR/AAA	400,000	408,468
Fresno Unified School District Series D, 5.00% due 8/1/2009 (ETM)	Aaa/AAA	545,000	565,018
Hawaiian Gardens Redevelopment Agency Refunding, 5.50% due 12/1/2008	NR/BBB+	575,000	609,488
Julian Union High School District, 4.875% due 11/1/2005 (Insured: MBIA)	Aaa/AAA	155,000	155,273
Kern High School District, 7.00% due 8/1/2010 (ETM)	Aaa/NR	165,000	192,393
Kern High School District Refunding Series A, 6.30% due 8/1/2011 (Insured: MBIA)	Aaa/AAA	500,000	571,850

16    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005

	Credit Rating†	Principal
Issuer-Description	Moody’s/S&P	Amount	Value
Kern High School District Series B, 9.00% due 8/1/2006 (ETM)	Aaa/AAA	$680,000	$714,048
Los Angeles Community Redevelopment Agency, 5.00% due 7/1/2009 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	835,000	872,066
Los Angeles Community Redevelopment Agency, 5.75% due 7/1/2010 (Cinerama Dome Public Parking Project; Insured: ACA)	NR/A	435,000	470,948
Los Angeles Community Redevelopment Agency, 5.00% due 9/1/2012 (Insured: AMBAC)	Aaa/NR	1,810,000	1,959,325
Los Angeles Convention & Exhibition Center, 9.00% due 12/1/2020 pre-refunded 12/1/2005	Aaa/AAA	5,000	5,052
Los Angeles COP, 5.00% due 2/1/2012 (Insured: MBIA)	Aaa/AAA	1,400,000	1,515,458
Los Angeles County Capital Asset, 5.00% due 4/1/2008 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,096,740
Los Angeles County Public Works Refunding Series A, 5.00% due 12/1/2008 (Master Refunding Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,119,560
Los Angeles Department of Water & Power Revenue Refunding Series A Subseries A-1, 5.00% due 7/1/2008 (Power Systems Project)	Aa3/AA-	1,000,000	1,053,500
Los Angeles Department of Water & Power Revenue Series A, 5.25% due 7/1/2011 (Insured: MBIA)	Aaa/AAA	3,000,000	3,295,830
Los Angeles Multi Family Revenue, 5.85% due 12/1/2027 put 12/01/2007 (Collateralized: FNMA)	NR/AAA	1,925,000	1,969,352
Los Angeles Regional Airport Lease Refunding, 5.25% due 1/1/2009 (Facilities Laxfuel Corp. LA International Project; Insured: AMBAC)	Aaa/AAA	1,590,000	1,664,285
Los Angeles Unified School District Series E, 5.50% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	2,500,000	2,806,225
Milpitas California Agency Tax Allocation Redevelopment Project Area No 1, 5.00% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	2,000,000	2,152,400
Moorpark Mobile Home Park Revenue Series A, 5.80% due 5/15/2010 (Villa Delaware Arroyo Project; Insured: ACA)	NR/A	1,205,000	1,225,449
New Haven Unified School District Refunding, 12.00% due 8/1/2006 (Insured: FSA)	Aaa/AAA	1,400,000	1,502,732
New Haven Unified School District Refunding, 12.00% due 8/1/2008 (Insured: FSA)	Aaa/AAA	1,000,000	1,234,620
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007 (Geothermal Project 3-A) (ETM)	Baa2/BBB+	360,000	376,783
Northern California Power Agency Public Power Revenue, 5.65% due 7/1/2007	Baa2/BBB+	340,000	353,280
Northern California Power Agency Public Power Revenue Series A, 5.00% due 7/1/2009 (Geothermal Project Number 3)	Baa2/BBB+	4,000,000	4,004,520
Oakland Redevelopment Agency, 7.40% due 5/1/2007 (Insured: AMBAC)	Aaa/AAA	40,000	40,150
Ontario Montclair School District COP Refunding, 3.80% due 9/1/2028 put 8/31/2007 (School Facility Bridge Funding Project; Insured: FSA)	VMIG1/A-1	1,680,000	1,680,739
Orange County Airport Revenue Bond, 6.00% due 7/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,047,130
Orange County Local Transportation Authority Sales Tax Revenue, 6.00% due 2/15/2006	Aa2/AA+	510,000	515,941
Orange County Recovery COP Series A, 6.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	600,000	614,130
Oxnard Financing Authority Solid Refunding, 5.00% due 5/1/2013 (Insured: AMBAC)	Aaa/AAA	2,115,000	2,245,453
Oxnard HBR District Revenue Refunding, 5.65% due 8/1/2014 (Insured: ACA)	NR/A	1,520,000	1,589,859
Piedmont Unified School District Series B, 0% due 8/1/2013 pre-refunded 8/1/2007	Aa3/NR	1,000,000	656,020
Pittsburg California Redevelopment Agency Tax Allocation Refunding, 5.25% due 8/1/2012 (Los Medanos Community Development Project A; Insured: MBIA)	Aaa/AAA	3,350,000	3,698,165
Pomona Unified School District Refunding Series A, 6.10% due 2/1/2010 (Insured: MBIA)	Aaa/AAA	320,000	357,235
Porterville COP, 6.10% due 10/1/2005 (Water Systems Refunding Project; Insured: AMBAC)	Aaa/AAA	295,000	295,027
Puerto Rico Commonwealth Highway & Transportation Authority, 5.50% due 7/1/2009 (Insured: FSA)	Aaa/AAA	1,000,000	1,082,510
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series A, 5.00% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,000,000	1,051,340
Puerto Rico Municipal Finance Agency Series A, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	600,000	682,530
Richmond Joint Powers Financing Authority Refunding Lease & Gas Tax Series A, 5.25% due 5/15/2013	NR/NR	2,000,000	2,046,080
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.75% due 12/1/2009	Aa3/AA	560,000	614,678
Sacramento County Sanitation District Financing Authority Revenue Series A, 5.875% due 12/1/2027 Crossover refunded 12/1/2005	Aa3/AA	2,500,000	2,536,800
Sacramento Municipal Utility District Electric Revenue Refunding Series C, 5.75% due 11/15/2007 (ETM)	Aaa/AAA	330,000	330,406

Certified Annual Report     17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005

	Credit Rating†	Principal
Issuer-Description	Moody’s/S&P	Amount	Value
Sacramento Municipal Utility District Refunding Series L, 5.10% due 7/1/2014 (Insured: AMBAC)	Aaa/AAA	$1,000,000	$1,052,980
Sacramento Power Authority Revenue, 5.875% due 7/1/2015 pre-refunded 7/1/2006 (Cogeneration Project; Insured: MBIA)	Aaa/AAA	2,500,000	2,606,100
Salinas Redevelopment Agency Tax Allocation Series A, 0% due 11/1/2022 (Insured: FSA)	Aaa/AAA	1,450,000	577,840
San Bernardino County Multi Family Housing Revenue Refunding Series A, 4.75% due 12/15/2031 put 12/15/2011 (Collateralized: FNMA)	Aaa/NR	3,000,000	3,144,630
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.10% due 9/1/2011	NR/NR	190,000	196,458
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.20% due 9/1/2012	NR/NR	205,000	212,456
San Bernardino County Special Taxes Community Facilities District 2002-1, 5.30% due 9/1/2013	NR/NR	300,000	311,775
San Bernardino County Transportation Authority Sales Tax Revenue Series A, 6.00% due 3/1/2010 (ETM)	Aaa/AAA	175,000	187,324
San Diego County Regional Transportation Commission Sales Tax Revenue Series A, 6.00% due 4/1/2008 (ETM)	Aaa/AA-	590,000	619,642
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2006 (Insured: MBIA)	Aaa/AAA	455,000	464,428
San Diego Public Facilities Financing Authority Lease Revenue, 7.00% due 4/1/2007 (Insured: MBIA)	Aaa/AAA	425,000	450,249
San Francisco Bay Area Transit Bridge Toll Notes, 5.625% due 8/1/2006 (Insured: ACA)	NR/A	1,400,000	1,428,658
San Francisco City & County Capital Appreciation George R Moscone, 0% due 7/1/2010	A1/AA-	1,380,000	1,149,098
San Francisco International Airport Revenue AMT Special Facilities Lease, 5.25% due 1/1/2019 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,041,910
San Francisco International Airport Revenue Series Issue 13B, 8.00% due 5/1/2007 (Insured: MBIA)	Aaa/AAA	1,100,000	1,141,030
San Francisco Laguna Honda Hospital Series I, 5.00% due 6/15/2014 (Insured: FSA)	Aaa/AAA	2,320,000	2,525,320
San Jose Evergreen Community College District Series C, 0% due 9/1/2011 crossover refunded 9/1/2010 (Insured: AMBAC)	Aaa/AAA	2,200,000	1,730,146
San Jose Financing Authority Lease Revenue Series D, 5.00% due 6/1/2039 mandatory put 6/1/2006 (Civic Center Project; Insured: AMBAC)	Aaa/AAA	2,700,000	2,738,340
San Marcos Public Facilities Authority Revenue Community Facilities District 88-1, 0% due 3/1/2008 (ETM)	Aaa/NR	1,900,000	1,759,229
Santa Clara Valley Transportation Authority Sales Tax Revenue Measure A, 5.50% due 4/1/2036 put 10/2/2006 (Insured: AMBAC)	Aaa/AAA	1,810,000	1,859,974
Seal Beach Redevelopment Agency Mobile Home Park Revenue Series A, 5.20% due 12/15/2013 (Insured: ACA)	NR/A	575,000	612,605
South Orange County Public Financing Authority Special Tax Revenue Series C, 8.00% due 8/15/2008 (Foothill Area Project; Insured: FGIC)	Aaa/AAA	1,500,000	1,699,710
Southeast Resources Recovery Facilities Authority Lease Revenue Refunding Series B, 5.375% due 12/1/2013 (Insured: AMBAC)	Aaa/AAA	1,060,000	1,152,803
Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	350,000	383,404
Southern California Revenue, 5.15% due 7/1/2015 (Public Power Project; Insured: AMBAC)	Aaa/AAA	250,000	273,860
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	3,200,000	3,350,368
Ukiah Unified School District COP, 5.00% due 9/1/2008 (Insured: MBIA)	Aaa/AAA	1,000,000	1,054,820
Val Verde Unified School District COP, 5.00% due 1/1/2014 (Insured: FGIC)	NR/AAA	445,000	486,790
Val Verde Unified School District Series B, 5.00% due 1/1/2013 (Refunding Project; Insured: FGIC)	NR/AAA	360,000	388,562
Val Verde Unified School District Series B, 5.00% due 1/1/2014 (Refunding Project; Insured: FGIC)	NR/AAA	430,000	464,968
Ventura County Community College Series A, 5.00% due 8/1/2012 (Insured: MBIA)	Aaa/AAA	500,000	546,655
Victorville Redevelopment Agency Tax Allocation Bear Valley Road Special Escrow Fund A, 5.00% due 12/1/2014 (Insured: FSA)	Aaa/AAA	455,000	456,652
Walnut Valley Unified School District, 9.00% due 8/1/2006 (ETM)	Aaa/AAA	800,000	840,056
Walnut Valley Unified School District, 8.75% due 8/1/2010 (ETM)	Aaa/AAA	1,000,000	1,242,860
Walnut Valley Unified School District Series A, 6.80% due 2/1/2007 (Insured: MBIA)	Aaa/AAA	250,000	262,810
Walnut Valley Unified School District Series A, 6.90% due 2/1/2008 (Insured: MBIA)	Aaa/AAA	250,000	272,020
Walnut Valley Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	100,000	110,743
Washington Township Health Care District Revenue, 5.00% due 7/1/2009	A2/NR	450,000	469,818

18    Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
West Contra Costa Unified School District Series A, 7.00% due 8/1/2006 (Insured: MBIA)	Aaa/AAA	$595,000	$615,563
West Contra Costa Unified School District Series A, 7.00% due 8/1/2008 (Insured: MBIA)	Aaa/AAA	655,000	725,367
Whittier Solid Waste Revenue Refunding Series A, 5.375% due 8/1/2014 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,002,070

TOTAL INVESTMENTS — 98.65% (Cost $ 157,860,495 )			$159,787,339

OTHER ASSETS LESS LIABILITIES — 1.35%			2,178,819

NET ASSETS — 100.00%			$161,966,158

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
RADIAN	Insured by Radian Asset Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Annual Report     19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg California Limited Term Municipal Fund

To the Trustees and Class I Shareholders of

Thornburg California Limited Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg California Limited Term Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

20    Certified Annual Report

EXPENSE EXAMPLE

Thornburg California Limited Term Municipal Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05-9/30/05
Class I Shares
Actual	$1,000	$1,014.40	$3.38
Hypothetical*	$1,000	$1,021.71	$3.39

†	Expenses are equal to the annualized expense ratio for Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report    21

INDEX COMPARISON

Thornburg California Limited Term Municipal Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg California Limited Term Municipal Fund Class I Total Returns versus Lehman

Brothers Five-Year Municipal Bond Index and Consumer Price Index

(April 1, 1997 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2005

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 4/1/97)	1.31%	3.81%	N/A	4.16%

FUND ATTRIBUTES

as of September 30, 2005

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 4/1/97)	3.28%	2.83%	$12.80	$12.80

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Lehman Brothers Five-Year Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must have a minimum credit rating of Baa. The approximate maturity of the municipal bonds in the index is five years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Fund’s shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

22    Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg California Limited Term Municipal Fund	September 30, 2005 (Unaudited)

Name, Age,(1) Position Held with Fund(2) Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield,Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D. Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

Certified Annual Report     23

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005 (Unaudited)

Name, Age,(1) Position Held with Fund(2) Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

24    Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005 (Unaudited)

Name, Age,(1) Position Held with Fund(2) Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.
(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.
(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.
(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report     25

OTHER INFORMATION

Thornburg California Limited Term Municipal Fund	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2005, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg California Limited Term Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds and broad based securities indices, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a category of generally similar mutual funds and a broad based securities index, measures of portfolio risk and share price volatility, and related factors. The Trustees noted that bond indices have limited utility in evaluating fixed income mutual funds. Similarly, the Trustees noted in comparing the Fund to other mutual funds that the value of such comparisons may be limited in some degree because the Fund’s investment approach, and in particular its laddered maturity portfolio, differs from other funds. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in a challenging single state environment and the Fund’s investment performance in the context of

26    Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg California Limited Term Municipal Fund	September 30, 2005 (Unaudited)

that environment and the Fund’s investment policies. The Trustees noted in this regard that the Fund’s investment performance fell within the middle range of a category of generally similar California fixed income mutual funds selected by an independent analyst firm, and that the Fund’s share price volatility was lower than a category of longer term California funds selected by an independent analyst firm.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees observed that the management fee charged to the Fund was comparable to the average and median rates charged to a group of similar mutual funds. The Trustees also observed that the overall expenses for the Fund were somewhat higher than the average and median expenses for the same group of funds, but that the difference was not notable in view of the size of the Fund, and the other factors considered. The Trustees also determined in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report     27

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.    31

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:

Thornburg Investment Management®

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

Distributor:

Thornburg Securities™

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

Core Strategies for Building Wealth

Thornburg Intermediate Municipal Fund

Annual Report – September 30, 2005

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund is a laddered portfolio of municipal bonds with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2          This page is not a part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. All of the bond funds buy only investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this strategy has served our shareholders well over time.

The bond funds are managed by portfolio managers who have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

In years past, there has been news about improper behavior by some mutual fund companies. Many new rules proposed in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings and bond strategies to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of the new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimum. After all, we are shareholders too, and Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg
Chairman & CEO

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Thornburg Intermediate Municipal Fund

September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4        Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A Shares is 2.00%. C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report        5

Letter to Shareholders

George Strickland

Portfolio Manager

October 15, 2005

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value (NAV) of the A shares decreased by 15 cents to $13.33 during the twelve months ended September 30, 2005. If you were with us for the entire period, you received dividends of 49.1 cents per share. If you reinvested dividends, you received 50.0 cents per share. Investors who owned C shares received dividends of 45.8 and 46.5 cents per share, respectively.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Higher interest rates on short-term bonds have pushed down the price of many of the bonds owned by the Fund, but have allowed us to buy new bonds at higher yields. The A shares of your Fund produced a total return of 2.57% (at NAV) over the twelve month period ended September 30, 2005, compared to a 2.92% return for the Merrill Lynch 7-12 Year Municipal Bond Index. The Fund was over weighted in bonds that mature in less than eight years. Since the returns of those short-term bonds lagged the return of the index, the Fund’s return lagged the index slightly.

This has been an eventful year for the bond market and the world. The Federal Reserve has been steadily pushing up the target Fed Funds rate to its current level of 3.75%. Through the end of June, the bond market responded by pushing down yields on long-term bonds, thus flattening the yield curve. A flat yield curve is usually associated with a recession, but the U.S. economy is showing no signs of entering a recession. So, more recently, interest rates have been rising for both short and long-term bonds, in more of a parallel yield curve shift. We believe that this is a more appropriate response by the market to a tightening Fed, a strong economy, and somewhat elevated levels of inflation.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 300 municipal obligations from 45 states. Today, your Fund’s weighted average maturity is 7.42 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing			Cumulative % maturing
2 years	=	12.1%	Year 2	=	12.1%
2 to 4 years	=	13.4%	Year 4	=	25.5%
4 to 6 years	=	16.8%	Year 6	=	42.3%
6 to 8 years	=	13.6%	Year 8	=	55.9%
8 to 10 years	=	9.2%	Year 10	=	65.1%
10 to 12 years	=	12.3%	Year 12	=	77.4%
12 to 14 years	=	12.7%	Year 14	=	90.1%
14 to 16 years	=	6.4%	Year 16	=	96.5%
16 to 18 years	=	1.2%	Year 18	=	97.7%
Over 18 years	=	2.3%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 9/30/05.

6          Certified Annual Report

We have watched along with the rest of the nation the horrific affects of Hurricanes Katrina and Rita, and our hearts and prayers go out to all of those suffering through the devastation of these storms.

We examined Thornburg municipal bond portfolios in the wake of both hurricanes and have found no bonds that we believe are currently threatened with default. Though the Fund has some exposure to municipal issuers in the paths of the storms, many of the bonds have alternate revenue sources such as bond insurance or financial collateral. The few bonds without alternate revenue sources have resources that we believe will see them through this calamity.

Thanks to our policy of broad diversification, issuers affected by Hurricanes Katrina and Rita make up only a small percentage of the Fund. Though the major bond insurers have significant exposure to issuers impacted by the hurricanes, we believe that, as in past disasters, insurance proceeds and government aid will limit or prevent large scale municipal defaults. The human toll and property damage from these storms is far worse than previous natural disasters and the recovery period will take longer. Furthermore, some areas of the gulf coast will never be the same. However, we do believe that most of the cities and towns will survive and have need of schools, hospitals, sewer systems, and other essential services.

Outside of the gulf coast, job growth and a strong economy continue to fill state and local coffers. State tax revenues grew 13.3% in the second quarter of 2005 from the year earlier period. This represents the fastest growth rate recorded by the Nelson Rockefeller Institute of Government since they began monitoring this statistic in 1991. However, many challenges remain. Among them are still-depleted reserve fund balances from the last recession, and under funded retirement fund balances in state and local pension funds. To reduce credit risk, we have kept 87% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

Certified Annual Report          7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2005

ASSETS
Investments at value (cost $448,492,869)	$467,714,840
Cash	1,288,461
Receivable for investments sold	486,485
Receivable for fund shares sold	1,034,386
Interest receivable	6,373,119
Prepaid expenses and other assets	29,197

Total Assets	476,926,488

LIABILITIES
Payable for securities purchased	4,980,125
Payable for fund shares redeemed	745,210
Payable to investment advisor and other affiliates (Note 3)	330,464
Accounts payable and accrued expenses	88,108
Dividends payable	580,025

Total Liabilities	6,723,932

NET ASSETS	$470,202,556

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,806)
Net unrealized appreciation on investments	19,221,971
Accumulated net realized gain (loss)	(8,799,597)
Net capital paid in on shares of beneficial interest	459,782,988

$470,202,556

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($362,783,213 applicable to 27,220,773 shares of beneficial interest outstanding - Note 4)	$13.33

Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.60

Class C Shares:
Net asset value and offering price per share * ($55,382,122 applicable to 4,150,349 shares of beneficial interest outstanding - Note 4)	$13.34

Class I Shares:
Net asset value, offering and redemption price per share ($52,037,221 applicable to 3,910,218 shares of beneficial interest outstanding - Note 4)	$13.31

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Interest income (net of premium amortized of $2,610,706)	$21,441,900

EXPENSES:
Investment advisory fees (Note 3)	2,304,795
Administration fees (Note 3)
Class A Shares	451,683
Class C Shares	70,959
Class I Shares	21,422
Distribution and service fees (Note 3)
Class A Shares	903,366
Class C Shares	567,732
Transfer agent fees
Class A Shares	177,005
Class C Shares	36,378
Class I Shares	47,400
Registration and filing fees
Class A Shares	47,967
Class C Shares	21,230
Class I Shares	18,203
Custodian fees (Note 3)	151,880
Professional fees	48,825
Accounting fees	39,710
Trustee fees	9,110
Other expenses	75,905

Total Expenses	4,993,570
Less:
Expenses reimbursed by Investment Advisor (Note 3)	(179,684)
Distribution and service fees waived (Note 3)	(225,215)
Fees paid indirectly (Note 3)	(17,170)

Net Expenses	4,571,501

Net Investment Income	16,870,399

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	1,423,283
Increase (decrease) in unrealized appreciation (depreciation) of investments	(6,895,981)

Net Realized and Unrealized Loss on Investments	(5,472,698)

Net Increase in Net Assets Resulting From Operations	$11,397,701

See notes to financial statements.

Certified Annual Report          9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$16,870,399	$17,327,406
Net realized gain (loss) on investments sold	1,423,283	(454,070)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(6,895,981)	(2,505,819)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,397,701	14,367,517

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(13,228,266)	(14,280,020)
Class C Shares	(1,934,404)	(2,139,590)
Class I Shares	(1,707,729)	(907,796)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(3,168,323)	(17,365,422)
Class C Shares	(1,924,468)	(2,267,561)
Class I Shares	19,483,987	13,757,994

Net Increase (Decrease) in Net Assets	8,918,498	(8,834,878)

NET ASSETS:
Beginning of year	461,284,058	470,118,936

End of year	$470,202,556	$461,284,058

See notes to financial statements.

10          Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights.

Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value of Investments, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the

Certified Annual Report          11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $50,368 for Class A shares, $86,844 for Class C shares, and $42,472 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $3,153 from the sale of Class A shares and collected contingent deferred sales charges aggregating $2,406 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2005, are set forth in the Statement of Operations. Distribution fees in the amount of $225,215 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $17,170.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12          Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,998,362	$53,659,687	4,635,509	$62,513,224
Shares issued to shareholders in reinvestment of dividends	548,300	7,352,541	621,472	8,358,310
Shares repurchased	(4,780,870)	(64,180,551)	(6,560,558)	(88,236,956)

Net Increase (Decrease)	(234,208)	$(3,168,323)	(1,303,577)	$(17,365,422)

Class C Shares
Shares sold	715,681	$9,615,224	946,921	$12,804,296
Shares issued to shareholders in reinvestment of dividends	93,895	1,260,710	111,651	1,503,248
Shares repurchased	(953,413)	(12,800,402)	(1,234,469)	(16,575,105)

Net Increase (Decrease)	(143,837)	$(1,924,468)	(175,897)	$(2,267,561)

Class I Shares
Shares sold	2,292,723	$30,718,233	1,489,564	$19,943,017
Shares issued to shareholders in, reinvestment of dividends	64,408	862,041	46,460	623,829
Shares repurchased	(903,624)	(12,096,287)	(506,745)	(6,808,852)

Net Increase (Decrease)	1,453,507	$19,483,987	1,029,279	$13,757,994

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $125,319,713 and $88,875,804, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$448,491,820

Gross unrealized appreciation on a tax basis	$19,904,515
Gross unrealized depreciation on a tax basis	(681,495)

Net unrealized appreciation (depreciation) on investments (tax basis)	$19,223,020

At September 30, 2005, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Capital loss carryovers expiring in:
2008	$2,116,559
2009	2,374,508
2011	11,597
2012	4,297,982

$8,800,646

The Fund utilized $680,909 of its capital loss carry forward during the year ended September 30, 2005.

In order to account for book/tax differences, the Fund decreased accumulated net realized loss by $538 and increased over-distributed net investment income by $538. Reclassifications result primarily from market discount.

All dividends paid by the Fund for the year ended September 30, 2005 and September 30, 2004 represent tax exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report          13

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$13.48	$13.56	$13.67	$13.28	$12.78

Income from investment operations:
Net investment income	0.49	0.52	0.52	0.56	0.62
Net realized and unrealized gain (loss) on investments	(0.15)	(0.08)	(0.11)	0.39	0.50

Total from investment operations	0.34	0.44	0.41	0.95	1.12
Less dividends from:
Net investment income	(0.49)	(0.52)	(0.52)	(0.56)	(0.62)

Change in net asset value	(0.15)	(0.08)	(0.11)	0.39	0.50
NET ASSET VALUE, end of year	$13.33	$13.48	$13.56	$13.67	$13.28

RATIOS/SUPPLEMENTAL DATA

Total return(a)	2.57%	3.29%	3.11%	7.39%	8.94%
Ratios to average net assets:
Net investment income	3.66%	3.83%	3.87%	4.23%	4.73%
Expenses, after expense reductions	0.99%	0.98%	0.99%	0.92%	0.82%
Expenses, after expense reductions and net of custody credits	0.99%	0.98%	0.99%	0.92%	—
Expenses, before expense reductions	1.01%	0.98%	1.00%	1.00%	1.02%
Portfolio turnover rate	20.06%	11.81%	15.13%	16.36%	18.24%
Net assets at end of year (000)	$362,783	$370,227	$390,080	$414,150	$338,931

(a)	Sales loads are not reflected in computing total return.

14        Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class C Shares:
PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Net asset value, beginning of year	$13.50	$13.58	$13.69	$13.30	$12.79

Income from investment operations:
Net investment income	0.46	0.48	0.47	0.51	0.57
Net realized and unrealized gain (loss) on investments	(0.16)	(0.08)	(0.11)	0.39	0.51

Total from investment operations	0.30	0.40	0.36	0.90	1.08
Less dividends from:
Net investment income	(0.46)	(0.48)	(0.47)	(0.51)	(0.57)

Change in net asset value	(0.16)	(0.08)	(0.11)	0.39	0.51
NET ASSET VALUE, end of year	$13.34	$13.50	$13.58	$13.69	$13.30

RATIOS/SUPPLEMENTAL DATA
Total return	2.24%	3.02%	2.73%	6.97%	8.59%
Ratios to average net assets:
Net investment income	3.41%	3.57%	3.50%	3.84%	4.33%
Expenses, after expense reductions	1.25%	1.24%	1.35%	1.30%	1.21%
Expenses, after expense reductions and net of custody credits	1.24%	1.24%	1.35%	1.30%	—
Expenses, before expense reductions	1.80%	1.78%	1.80%	1.80%	1.83%
Portfolio turnover rate	20.06%	11.81%	15.13%	16.36%	18.24%
Net assets at end of year (000)	$55,382	$57,979	$60,707	$47,155	$40,002

Certified Annual Report        15

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class I Shares:

PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.46	$13.54	$13.65	$13.26	$12.76

Income from investment operations:
Net investment income	0.53	0.56	0.57	0.61	0.65
Net realized and unrealized gain (loss) on investments	(0.15)	(0.08)	(0.11)	0.39	0.50

Total from investment operations	0.38	0.48	0.46	1.00	1.15

Less dividends from:
Net investment income	(0.53)	(0.56)	(0.57)	(0.61)	(0.65)

Change in net asset value	(0.15)	(0.08)	(0.11)	0.39	0.50

NET ASSET VALUE, end of year	$13.31	$13.46	$13.54	$13.65	$13.26

RATIOS/SUPPLEMENTAL DATA

Total return	2.90%	3.61%	3.49%	7.75%	9.23%
Ratios to average net assets:
Net investment income	3.98%	4.12%	4.23%	4.57%	4.99%
Expenses, after expense reductions	0.67%	0.67%	0.62%	0.58%	0.55%
Expenses, after expense reductions and net of custody credits	0.67%	0.67%	0.62%	0.58%	—
Expenses, before expense reductions	0.77%	0.75%	0.80%	0.79%	0.79%

Portfolio turnover rate	20.06%	11.81%	15.13%	16.36%	18.24%

Net assets at end of year (000)	$52,037	$33,079	$19,333	$18,330	$17,258

16          Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-202, CLASS C - 885-215-780, CLASS I - 885-215-673

NASDAQ SYMBOLS: CLASS A - THIMX, CLASS C - THMCX, CLASS I - THMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ALABAMA — 1.33%
Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	$800,000	$864,120
Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	2,000,000	2,119,980
East Alabama Health Care Authority Tax Anticipation Series A, 4.00% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	1,515,000	1,528,014
Lauderdale County & Florence Health Group Series A, 5.75% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	1,600,000	1,737,168

ALASKA — 0.91%
Alaska Energy Authority Power Revenue Refunding Bradley Lake Fourth Series, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	955,000	1,075,721
Alaska Municipal Bond Bank Series A, 5.00% due 10/1/2017 (Insured: FGIC)	Aaa/AAA	2,470,000	2,651,545
Anchorage School Refunding, 6.00% due 10/1/2012 (Insured: FGIC)	Aaa/AAA	500,000	564,030

ARIZONA — 2.07%
Mohave County Industrial Development Authority Prison Project Series A, 5.00% due 4/1/2013 (Insured: XLCA)	NR/AAA	4,200,000	4,516,386
Phoenix Street & Highway User Revenue, 6.50% due 7/1/2009 (ETM)	Aa3/AAA	1,000,000	1,081,530
Pima County Industrial Development Authority Series C, 6.70% due 7/1/2021 (Arizona Charter Schools Project)	Baa3/NR	2,715,000	2,876,244
Tucson GO Series D, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	543,764
Tucson GO Series D, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	699,045

ARKANSAS — 0.54%
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2012 (Regional Medical Center Project)	NR/A	1,135,000	1,241,111
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2013 (Regional Medical Center Project)	NR/A	1,200,000	1,304,112

CALIFORNIA — 4.00%
California Department of Water Resources Power Series A, 5.75% due 5/1/2017	A2/BBB+	3,000,000	3,333,540
California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	675,000	687,278
California State Economic Recovery Series C-3, 2.77% due 7/1/2023 put 10/3/2005 (Guaranty: Landesbank) (daily demand notes)	VMIG1/A-1+	1,400,000	1,400,000
California Statewide Community Development Authority COP, 5.50% due 10/1/2007 (Unihealth America Project) (ETM) (b)	Aaa/AAA	4,500,000	4,722,480
Camino Hospital District Revenue Series A, 6.25% due 8/15/2017 (ETM)	Aaa/AAA	1,000,000	1,165,510
East Palo Alto Public Financing Series A, 5.00% due 10/1/2017 (University Circle Gateway 101 Project) (Insured:RADIAN)	NR/AA	770,000	824,970
Escondido Joint Powers Financing Authority Lease Revenue, 0% due 9/1/2007 (Center for the Arts Project; Insured:AMBAC)	Aaa/AAA	1,740,000	1,602,279
Golden West Schools Financing Authority Capital Appreciation, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	2,140,000	1,091,058
Los Angeles County Multi Family Variable Rate 1984 Issue A, 2.48% due 7/1/2014 put 10/7/2005 (weekly demand notes)	NR/NR	500,000	500,000
Metropolitan Water District Series B-3, 2.77% due 7/1/2035 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	1,400,000	1,400,000
San Diego County Water Authority Revenue & Refunding Series 1993-A, 8.79% due 4/25/2007 (Insured: FGIC)	Aaa/AAA	500,000	541,820
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	1,460,000	1,528,605

Certified Annual Report          17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
COLORADO — 5.93%
Adams County Communication Center Series A, 5.75% due 12/1/2016	Baa1/NR	$1,265,000	$1,341,014
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2014 (Insured: FHA)	NR/AAA	1,455,000	1,567,573
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2014 (Insured: FHA)	NR/AAA	1,000,000	1,079,720
Arvada Industrial Development Revenue, 5.25% due 12/1/2007 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	65,000	65,109
Arvada Industrial Development Revenue, 5.60% due 12/1/2012 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	450,000	460,539
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,083,160
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/A-1	4,000,000	4,203,280
Colorado Educational & Cultural Facilities Refunding, 6.00% due 4/1/2021 (Charter School Cherry Creek Project)	Baa2/NR	500,000	527,725
Colorado Educational & Cultural Facilities Refunding & Improvement, 5.25% due 8/15/2019 (Charter School Project; Insured: XLCA)	Aaa/AAA	1,475,000	1,588,678
Colorado Housing Finance Authority Single Family Program Subordinated Series C, 5.75% due 10/1/2007	A1/A+	15,000	15,154
Colorado Student Obligation Bond Student Loan Senior Subordinated Series B, 6.20% due 12/1/2008	A2/NR	1,570,000	1,604,870
Denver City & County COP Series B, 5.00% due 12/1/2011	Aa2/AA	2,465,000	2,654,978
El Paso County School District 11, 7.10% due 12/1/2013	Aa3/AA-	500,000	617,130
Glendale COP, 5.40% due 8/15/2008 (Education Center Project)	NR/BBB	675,000	675,925
Interstate South Metropolitan District Refunding, 6.00% due 12/1/2020 (LOC: BNP Paribas) (b)	NR/AA	2,395,000	2,402,161
Larimer County GO, 8.45% due 12/15/2005 (Poudre School District Project)	Aa3/NR	2,830,000	2,862,262
Northwest Parkway Public Highway Authority Capital Appreciation Senior Convertible C, 0% due 6/15/2014 (Insured: FSA)	Aaa/AAA	1,005,000	834,160
Plaza Metropolitan District 1 Colorado Revenue Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,766,525
Southlands Metropolitan District Number 1 GO, 7.00% due 12/1/2024	NR/NR	1,370,000	1,499,780
Thornton County SFMR Series 1992-A, 8.05% due 8/1/2009	A2/NR	25,000	25,016

CONNECTICUT — 0.11%
Eastern Resource Recovery Authority Series A, 5.25% due 1/1/2006 (Wheelabrator Lisbon Project)	NR/BBB	500,000	500,740

DELAWARE — 0.34%
Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,500,000	1,580,040

DISTRICT OF COLUMBIA — 0.88%
District of Columbia Hospital Revenue, 5.375% due 8/15/2015 (ETM)	Aaa/AAA	600,000	633,720
District of Columbia Refunding Series B, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,000,000	3,498,780

FLORIDA — 4.32%
Broward County Resource Recovery Revenue, 5.00% due 12/1/2007	A3/AA	1,500,000	1,554,585
Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,098,530
Duval County Multi Family Housing Revenue Refunding, 5.90% due 9/1/2016 (St. Augustine Apartments Project)	NR/AA-	1,000,000	1,024,110
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	1,375,000	1,378,506
Escambia County Health Facility Series C, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligation Group Project)	Aaa/NR	2,500,000	2,645,500

18          Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Florida Board of Education Capital Outlay Refunding Public Education Series D, 5.75% due 6/1/2018	Aa1/AAA	$1,460,000	$1,610,730
Highlands County Health Facility Refunded Hospital Adventist Health A, 5.00% due 11/15/2019 (a)	A2/A+	1,100,000	1,152,492
Jacksonville District Water & Sewer COP, 5.00% due 10/1/2020 pre-refunded 10/1/2008	Aaa/AAA	1,000,000	1,037,500
Orange County School Board Series A, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,580,000	1,699,717
Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008 (Cypress Trail Apartments Project; Guaranty: Axa Reinsurance)	NR/AA-	2,000,000	2,024,480
Port Everglades Authority Port Improvement Revenue Refunding Series A, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	3,635,000	3,651,103
Sarasota County Public Hospital Series A, 2.95% due 7/1/2037 put 10/3/2005 (Sarosota Memorial Hospital Project; Insured: AMBAC) (daily demand notes)	VMIG1/NR	400,000	400,000
Turtle Run Community Development District Refunding Water Management Benefit Special Assessment, 5.00% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,057,900

GEORGIA — 0.06%
Georgia Municipal Electric Authority Power Revenue Unrefunded Balance 2005 Series Y, 10.00% due 1/1/2010	A1/A+	230,000	288,471

HAWAII — 0.50%
Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,344,740

IDAHO — 0.43%
Boise City Idaho Industrial Development Corp. Western Trailer Co. Project, 5.00% due 5/15/2020 (LOC: Wells Fargo)	Aaa/NR	2,000,000	2,021,600

ILLINOIS — 9.92%
Champaign County Community Unit Series C, 0% due 1/1/2011 pre-refunded 1/1/2010	Aaa/AAA	800,000	652,656
Chicago Housing Authority Capital, 5.00% due 7/1/2008	Aa3/AA	3,020,000	3,140,951
Chicago Midway Airport Revenue Refunding Second Lien Series A, 5.00% due 1/1/2019 (Insured: AMBAC)	Aaa/AAA	1,210,000	1,261,812
Chicago Tax Increment Allocation Lincoln Belmont A, 5.30% due 1/1/2014 (Insured: ACA)	NR/A	2,285,000	2,370,093
Chicago Wastewater Transmission Revenue Refunding Second Lien, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	650,000	722,917
Cook County Capital Improvement, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	500,000	518,400
Cook County School District Class A, 0% due 12/1/2022	NR/NR	2,000,000	829,800
Du Page County School District Capital Appreciation, 0% due 2/1/2010 (Insured: FGIC)	Aaa/NR	655,000	561,184
Freeport Illinois GO, 5.375% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	1,500,000	1,636,530
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2012 (Insured: MBIA)	Aaa/AAA	2,860,000	3,200,740
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.90% due 7/1/2009	NR/BBB	820,000	846,437
Illinois Development Financing Authority Debt Restructuring Revenue Series 1994, 7.25% due 11/15/2009 (East St. Louis Project)	NR/A	820,000	839,090
Illinois Educational Facilities Authority Revenues Adjusted, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum Project)	A2/A	1,160,000	1,187,086
Illinois Educational Facilities Authority Revenues Capital Appreciation, 0% due 7/1/2014 pre-refunded 7/1/2009	Aaa/AAA	475,000	234,294
Illinois Educational Facilities Authority Revenues Loyola University A, 6.00% due 7/1/2012 (Insured: MBIA) (ETM)	Aaa/AAA	230,000	262,370
Illinois Educational Facilities Authority Revenues Midwestern University B, 5.50% due 5/15/2018 (Insured: ACA)	NR/A	1,500,000	1,550,760
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 5.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,540,000	1,562,684

Certified Annual Report          19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2011 (ETM)	Aaa/AAA	$770,000	$868,190
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2012 (ETM)	Aaa/AAA	1,080,000	1,223,705
Illinois Health Facilities Authority Revenue, 5.50% due 10/1/2009 (Decatur Memorial Hospital Project)	A2/A	1,055,000	1,123,638
Illinois Health Facilities Authority Revenue, 5.70% due 2/20/2021 (Midwest Care Center Project; Collateralized: GNMA)	Aaa/NR	990,000	1,066,854
Illinois Health Facilities Authority Revenue Healthcare Systems, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare Project)	A2/A	1,250,000	1,343,313
Illinois Health Facilities Authority Revenue Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 Children’s Memorial Hospital Project)	Aaa/AAA	1,900,000	2,086,865
Illinois University Revenues, 5.25% due 1/15/2018 (UIC South Campus Development Project; Insured: FGIC)	Aaa/AAA	1,205,000	1,312,992
Jackson & Williamson Counties, Illinois, 7.50% due 12/1/2009 (Insured: AMBAC)	Aaa/AAA	680,000	787,338
Marion Refunding, 5.00% due 9/15/2012 (Insured: FGIC)	Aaa/AAA	755,000	816,812
McHenry County School District Woodstock GO, 6.80% due 1/1/2006 (Insured: FSA)	Aaa/AAA	710,000	716,873
Melrose Park Tax Increment Series B, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,162,408
Sangamon County Property Tax Lease Receipts, 7.45% due 11/15/2006	Aa3/NR	560,000	575,557
Sangamon County School District Series A, 5.875% due 8/15/2018 (Hay Edwards Project; Insured: ACA)	NR/A	2,400,000	2,585,784
Sherman Revenue Refunding Mortgage, 6.10% due 10/1/2014 (Collateralized: GNMA)	NR/AAA	1,170,000	1,261,038
Sherman Revenue Refunding Mortgage, 6.20% due 10/1/2019 (Collateralized: GNMA)	NR/AAA	1,600,000	1,723,328
Southern Illinois University Revenues, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,425,000	1,002,416
University of Illinois Revenue Capital Appreciation, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,590,000	1,119,424
West Chicago Industrial Development Revenue, 6.90% due 9/1/2024 (Leggett & Platt Inc. Project)	NR/A+	1,000,000	1,012,810
Will & Kendall Counties Community Series B, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,073,820
Will County Community School 365-U Capital Appreciation, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	3,000,000	2,390,460

INDIANA — 7.46%
Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	895,000	942,721
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology Project)	NR/NR	1,355,000	1,464,132
Allen County Jail Building Corp. GO, 5.00% due 4/1/2018 (Insured: XLCA)	Aaa/AAA	2,495,000	2,665,284
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2018	A3/NR	1,560,000	1,644,380
Allen County War Memorial Series A, 5.25% due 11/1/2013 (Insured: AMBAC)	Aaa/NR	1,000,000	1,083,780
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,110,860
Brownsburg 1999 School Building, 5.00% due 2/1/2010 (Insured: FSA)	Aaa/AAA	1,260,000	1,341,887
Dyer Redevelopment Authority, 6.40% due 7/15/2015 pre-refunded 7/15/2009	NR/A-	1,515,000	1,697,088
Dyer Redevelopment Authority, 6.50% due 7/15/2016 pre-refunded 7/15/2009	NR/A-	1,910,000	2,146,324
East Chicago Elementary School Building First Mortgage Series A, 6.25% due 7/5/2008 (State Aid Withholding)	NR/A	350,000	371,094
Fishers Redevelopment Authority, 5.25% due 2/1/2018 (Insured: XLCA)	Aaa/AAA	1,500,000	1,646,715
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	Aaa/AAA	1,025,000	1,118,931
Gary Building Corp. - Lake County First Mortgage Series 1994-B, 8.25% due 7/1/2010 (Sears Building Project)	NR/NR	865,000	882,387
Goshen Chandler School Building Capital Appreciation Refunding, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	1,020,000	837,818
Hamilton Southeastern Indiana, 6.25% due 7/15/2006 (North Delaware School Building Project; Insured: AMBAC)	Aaa/AAA	1,340,000	1,375,202

20          Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Huntington Economic Development Revenue, 6.40% due 5/1/2015 (United Methodist Memorial Project)	NR/NR	$1,000,000	$1,051,180
Indiana Bond Bank Special Program Hendrick’s Redevelopment Series B, 6.20% due 2/1/2023 pre-refunded 2/1/2007	NR/NR	1,500,000	1,590,960
Indiana Health Facility Hospital Revenue, 5.75% due 9/1/2015 (ETM)	NR/AA-	575,000	588,518
Indiana Health Facility Hospital Revenue, 5.40% due 2/15/2016 (Clarian Health Obligation Group Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,086,840
Indiana State Educational Facilities Authority Revenue, 5.65% due 10/1/2015 (University of Indianapolis Project)	NR/A-	1,065,000	1,142,575
Indiana State Educational Facilities Authority Revenue, 5.70% due 10/1/2016 (University of Indianapolis Project)	NR/A-	1,025,000	1,101,547
Indianapolis Economic Development Revenue, 5.50% due 6/1/2014 pre-refunded 6/1/2009	Aa3/NR	500,000	543,165
Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)	Aa2/AA-	740,000	651,333
Portage Township Multi School Building, 5.50% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	500,000	553,270
Rockport Pollution Control Revenue Series A, 4.90% due 6/1/2025 put 6/1/2007 (Indiana Michigan Power Co. Project)	Baa2/BBB	3,165,000	3,234,598
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012 pre-refunded 1/15/2012	NR/AA-	1,200,000	1,328,376
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	Aaa/AAA	1,685,000	1,895,002

IOWA — 1.47%
Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis Medical Center Project)	A1/NR	1,000,000	1,080,770
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 7/1/2012 (Trinity Regional Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,116,780
Iowa Finance Authority Hospital Facility Revenue, 6.75% due 2/15/2016 pre-refunded 2/15/2010	A1/NR	1,000,000	1,145,890
Iowa Finance Authority Revenue, 6.00% due 12/1/2018 (Catholic Health Initiatives Project)	Aa2/AA	2,000,000	2,194,300
Iowa Finance Authority Revenue Refunding Trinity Health Series B, 5.75% due 12/1/2015	Aa3/AA-	1,250,000	1,360,137

KANSAS — 0.99%
Wichita Hospital Revenue Refunding Improvement Series XI, 6.75% due 11/15/2019 (Christi Health System Project)	NR/A+	4,200,000	4,648,644

KENTUCKY — 1.10%
Kentucky Economic Development Finance Authority Series C, 5.85% due 10/1/2015 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	4,000,000	4,479,960
Wilmore Housing Facilities Revenue, 5.55% due 7/1/2013 (LOC: Allied Irish Bank PLC)	NR/NR	665,000	695,756

LOUISIANA — 2.25%
Jefferson Sales Tax District Revenue Series B, 5.50% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,595,000	1,695,884
Louisiana Local Govt. Environment Series A, 4.10% due 9/1/2007 (Housing Bellemont Apts. Project)	Baa1/NR	340,000	341,737
Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A	3,250,000	3,254,095
Morehouse Parish Pollution Revenue Refunding Series A, 5.25% due 11/15/2013 (International Paper Co. Project)	Baa2/BBB	3,000,000	3,196,710
New Orleans Sewer Service Revenue, 5.50% due 6/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,059,720
Orleans Levee District Trust Receipts Series A, 5.95% due 11/1/2007 (Insured: FSA)	Aaa/AAA	1,000,000	1,034,250

MAINE — 0.23%
Jay Solid Waste Disposal Revenue Series B, 6.20% due 9/1/2019 (International Paper Co. Project)	Baa2/BBB	1,000,000	1,077,480

Certified Annual Report          21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

MASSACHUSETTS — 0.44%
Massachusetts HFA AMT Housing Development Series A, 5.05% due 6/1/2010 (Insured: MBIA)	Aaa/AAA	$935,000	$948,380
Massachusetts HFA Refunding Series A, 6.125% due 12/1/2011 pre-refunded 12/1/2006	Aaa/AAA	150,000	157,470
Massachusetts HFA Unrefunded Refunding Series A, 6.125% due 12/1/2011 (Insured: MBIA)	Aaa/AAA	950,000	953,078

MICHIGAN — 1.27%
Kalamazoo Hospital Finance Authority Revenue Series 1994-A, 6.25% due 6/1/2014 (Borgess Medical Center Project) (ETM)	Aaa/AAA	650,000	764,705
Kent Hospital Finance Authority Michigan Hospital, 7.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	1,162,340
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,450,000	2,681,697
Southfield Economic Development Corp. Refunding Revenue N.W. 12 Limited Partnership, 7.25% due 12/1/2010	NR/NR	1,355,000	1,355,081

MINNESOTA — 0.39%
Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,000,000	1,105,120
Southern Minnesota Municipal Power Agency Supply, Series A, 5.75% due 1/1/2018 pre-refunded to various dates (Insured: MBIA)	Aaa/AAA	700,000	744,219

MISSISSIPPI — 0.32%
Mississippi Higher Educational Authority Series C, 7.50% due 9/1/2009	A2/NR	1,500,000	1,503,495

MISSOURI — 0.94%
Missouri Development Finance Board Healthcare Series A, 5.40% due 11/1/2018 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa3/NR	2,025,000	2,099,621
Missouri State Health & Education Facility Revenue, 2.25% due 6/1/2031 put 10/3/2005 (daily demand notes)	Aaa/AAA	1,000,000	1,000,000
Platte County COP, 4.00% due 9/1/2006	NR/AA-	1,310,000	1,321,974

NEBRASKA — 0.19%
Madison County Hospital Authority 1 Hospital Revenue, 5.50% due 7/1/2014 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	845,000	906,719

NEVADA — 1.38%
Clark County Pollution Control Revenue Series B, 6.60% due 6/1/2019 (Nevada Power Co. Project; Insured: FGIC)	Aaa/AAA	640,000	646,106
Las Vegas Special Improvement District Refunding Senior Local Improvement Series A, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,175,000	1,253,513
Washoe County Capital Appreciation Reno Sparks Series B, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,600,000	2,094,924
Washoe County School District Refunding Series B, 5.00% due 6/1/2010 (Insured: FGIC)	Aaa/AAA	2,350,000	2,515,699

NEW HAMPSHIRE — 1.32%
Manchester Housing & Redevelopment Authority Capital Appreciation Series B, 0% due 1/1/2016 (Insured: Radian)	NR/A	4,990,000	3,020,148
New Hampshire Pollution Refunding Central Maine Power Co., 5.375% due 5/1/2014	A3/BBB+	3,000,000	3,190,170

NEW JERSEY — 1.00%
New Jersey Economic Development Authority School Facilities Construction Series O, 5.00% due 3/1/2019 (a)	A1/AA-	1,280,000	1,353,830

22          Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Jersey EDA Refunding Revenue, 7.50% due 12/1/2019 (Spectrum for Living Development Project; LOC: PNC Bank)	A3/A	$240,000	$240,826
New Jersey State Transit Corp., 5.00% due 10/1/2009 (Insured: FSA)	Aaa/AAA	1,700,000	1,802,952
New Jersey State Transit Corp. Federal Transportation Administration Grants Series B, 5.50% due 9/15/2010 (Insured: AMBAC)	Aaa/AAA	1,200,000	1,311,096

NEW MEXICO — 1.36%
Albuquerque Airport Revenue Refunding, 5.00% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	2,380,000	2,484,887
New Mexico Finance Authority State Transportation Refunding Subordinated Lien Series C-3, 2.50% due 6/15/2024 put 10/7/2005 (weekly demand notes)	Aaa/AAA	1,800,000	1,800,000
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2018 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,119,060

NEW YORK — 3.98%
Long Island Power Authority General Series B, 5.00% due 12/1/2006	A3/A-	2,000,000	2,049,100
Metro Transportation Authority New York Service Control Series B, 5.25% due 7/1/2006	A2/AA-	1,080,000	1,098,144
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,000,000	1,121,190
New York City, 2.80% due 8/1/2017 put 10/3/2005 (LOC: JPM) (daily demand notes)	VMIG1/A-1+	1,100,000	1,100,000
New York City Industrial Development Agency Series A, 5.00% due 6/1/2010 (Lycee Francais De New York Project; Insured: ACA)	NR/A	1,175,000	1,235,618
New York City Municipal Water Finance Authority, 2.80% due 6/15/2023 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	500,000	500,000
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art Project; Insured: ACA)	NR/A	875,000	938,044
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A2/AAA	220,000	233,757
New York New York Sub Series A-8, 2.80% due 8/1/2018 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	1,600,000	1,600,000
New York Series E, 6.00% due 8/1/2008 pre-refunded 8/1/2006	Aaa/AAA	910,000	947,064
New York Series E, 6.00% due 8/1/2008 pre-refunded 8/1/2006 (Insured: FGIC)	Aaa/AAA	1,025,000	1,063,868
New York State Dormitory Authority School Districts Financing Program Series E, 9.00% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,112,890
New York State Thruway Authority General Revenue Series F, 5.00% due 1/1/2018 (Insured: AMBAC)	Aaa/AAA	3,000,000	3,222,720
Port Authority New York & New Jersey Special Obligation, 6.25% due 12/1/2011 (JFK International Air Terminal 6 Project; Insured: MBIA)	Aaa/AAA	2,200,000	2,471,568

NORTH CAROLINA — 0.56%
North Carolina Eastern Municipal Power Refunding Series A, 5.70% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,200,000	1,260,612
North Carolina Housing Finance Agency Single Family Revenue Bond Series BB, 6.50% due 9/1/2026	Aa2/AA	1,360,000	1,388,832

NORTH DAKOTA — 0.34%
Grand Forks Health Care System Revenue Bonds Series 1997, 6.25% due 8/15/2006 (Altra Health Systems Obligated Group Project; Insured: MBIA)	Aaa/AAA	365,000	374,979
North Dakota State Housing Finance Agency Refunding Housing Finance Program Home Mortgage Series A, 5.70% due 7/1/2030	Aa1/NR	1,210,000	1,230,800

OHIO — 3.78%
Butler County Transportation Improvement, 6.00% due 4/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,083,280
Central Ohio Solid Waste Authority Series B, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,662,446
Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC: Fifth Third Bank)	NR/NR	1,485,000	1,552,924

Certified Annual Report          23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Cuyahoga County Hospital Revenue Refunding, 5.50% due 1/15/2019 (University Health Systems Project B; Insured: MBIA)	Aaa/AAA	$3,545,000	$3,638,446
Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/2010 (Heinzerling Foundation Project; LOC: Banc One)	Aa2/NR	1,100,000	1,123,969
Franklin County Hospital, 5.80% due 12/1/2005 (Doctors Project) (ETM)	NR/NR	500,000	502,495
Hamilton Wastewater Systems Revenue Refunding, 5.25% due 10/1/2017 (Insured: FSA)	Aaa/AAA	1,500,000	1,662,465
Marysville School District COP, 5.25% due 12/1/2017 (School Facilities Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,203,800
North Ridgeville Economic Development, 0% due 2/1/2015 (Collateralized: FHA)	NR/A	475,000	220,918
Ohio State Higher Educational Facility Revenue, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College Project)	A2/A	2,200,000	2,330,988
Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aa3/NR	760,000	802,689

OKLAHOMA — 3.34%
Alva Hospital Authority Hospital Revenue Sales Tax, 5.25% due 6/1/2025	Aa3/AA	1,505,000	1,587,775
Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	1,020,000	934,391
Oklahoma City Municipal Water & Sewer Capital Appreciation Series C, 0% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	500,000	489,680
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2011 (Insured: AMBAC)	Aaa/AAA	1,125,000	910,564
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2013 (Insured: AMBAC)	Aaa/AAA	1,485,000	1,090,732
Oklahoma Development Finance Authority Hospital Association Pooled Hospital A, 5.40% due 6/1/2013 (Insured: AMBAC)	Aaa/AAA	825,000	900,884
Oklahoma Industrial Authority Revenue Refunding, 6.00% due 8/15/2010 (Integris Baptist Project; Insured: AMBAC)	Aaa/AAA	750,000	833,085
Tulsa County Independent School District Combined Purpose, 4.50% due 8/1/2007	Aa3/AA-	2,800,000	2,874,228
Tulsa Industrial Authority Hospital Revenue Refunding, 5.375% due 2/15/2017 (St. John Medical Center Project)	Aa3/AA	4,000,000	4,065,520
Tulsa Industrial Development Authority Hospital Revenue, 6.10% due 2/15/2009 pre-refunded 2/15/2006 (St. John Medical Center Project)	Aa3/AA	1,485,000	1,502,731
Tulsa Public Facilities Authority Solid Waste Revenue, 5.65% due 11/1/2006 (Ogden Martin Project; Insured: AMBAC)	Aaa/AAA	500,000	513,265

OREGON — 0.27%
Albany Hospital Facility Authority Gross Revenue & Refunding Series 1994, 7.00% due 10/1/2005 (Mennonite Home Project)	NR/NR	365,000	365,018
Forest Grove Campus Improvement & Refunding Pacific University, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Insured: Radian)	NR/AA	800,000	891,816

PENNSYLVANIA — 2.68%
Allegheny County Hospital Development Health Series B, 6.50% due 5/1/2012 (South Hills Health Systems Project)	Baa1/NR	1,400,000	1,495,074
Carbon County Industrial Development Authority Refunding, 6.65% due 5/1/2010 (Panther Creek Partners Project)	NR/BBB-	1,580,000	1,707,933
Chester County School Authority, 5.00% due 4/1/2020 (Intermediate Unit Project; Insured: AMBAC) (a)	NR/AAA	2,310,000	2,469,413
Lancaster County Capital Appreciation Series B, 0% due 5/1/2014 (Insured: FGIC)	Aaa/NR	795,000	556,993
Lancaster County Capital Appreciation Series B, 0% due 5/1/2015 (Insured: FGIC)	Aaa/NR	800,000	527,208
Lehigh County General Purpose Shepard Rehab. Hospital, 6.00% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	785,000	830,852
Pennsylvania Convention Center Revenue Refunding Series A, 6.70% due 9/1/2014 (Insured: MBIA IBC)	Aaa/AAA	220,000	222,893
Pennsylvania Higher Education University Series 14, 0% due 7/1/2020 (Insured: AMBAC)	Aaa/AAA	2,032,839	686,124
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	500,000	538,390

24          Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	$480,000	$523,320
Philadelphia Hospital & High Education Health Systems, 5.25% due 5/15/2006 (Jefferson Health Systems A Project; Insured: MBIA)	Aaa/AAA	3,025,000	3,068,136

PUERTO RICO — 0.38%
Puerto Rico Commonwealth Refunding Series B, 2.50% due 7/1/2029 put 10/3/2005 (Insured: FGIC) (daily demand notes)	Aaa/AAA	1,800,000	1,800,000

RHODE ISLAND — 0.77%
Rhode Island Health & Education Building Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,325,000	1,408,051
Rhode Island Health & Education Building Refunding, 6.00% due 8/1/2014 (Credit Support: FHA)	NR/AA	1,000,000	1,082,490
Rhode Island Health & Education Building Refunding Higher Education State University, 5.00% due 3/15/2014 (Insured: Radian)	NR/AA	1,065,000	1,127,207

SOUTH CAROLINA — 0.68%
Darlington County Industrial Development, 6.00% due 4/1/2026 (Sonoco Products Co. Project)	A3/A-	3,100,000	3,184,909

SOUTH DAKOTA — 0.22%
South Dakota Housing Development Authority Homeownership Series B, 4.85% due 5/1/2009	Aa1/AAA	1,000,000	1,040,780

TENNESSEE — 0.44%
Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)	NR/AAA	2,000,000	2,050,480

TEXAS — 17.19%
Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 (Army Retirement Residence Project)	NR/BBB-	1,250,000	1,340,075
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (Insured: MBIA)	Aaa/NR	600,000	634,074
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (Insured: MBIA)	Aaa/NR	1,035,000	1,094,512
Bexar County Housing Finance Corp., 6.50% due 12/1/2021	Baa1/NR	2,000,000	2,019,940
Bexar County Housing Finance Corp. Multi Family Housing, 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apts. A Project; Insured: MBIA)	Aaa/NR	1,005,000	1,049,300
Bexar County Housing Finance Corp. Multi Family Housing, 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apts. A Project; Insured: MBIA)	Aaa/NR	1,270,000	1,357,592
Bexar County Housing Finance Corp. Series A, 5.875% due 4/1/2014 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	975,000	1,027,114
Bexar County Housing Finance Corp. Series A, 6.125% due 4/1/2020 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	800,000	834,792
Birdville Independent School District Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,192,988
Brazos River Authority TXU Energy Pollution Control Revenue, 5.05% due 6/1/2030 put 6/19/2006	Baa2/BBB-	2,040,000	2,059,482
Carroll Independent School District Capital Appreciation Refunding, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,130,000	898,779
Central Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	1,100,000	1,144,847
Coppell Independent School District Capital Appreciation Refunding, 0% due 8/15/2013 (Guaranty: PSF)	NR/AAA	5,000,000	3,455,000
De Soto Independent School District Refunding, 5.125% due 8/15/2017 (Guaranty: PSF)	NR/AAA	1,100,000	1,101,573
Donna Independent School District Refunding, 5.00% due 2/15/2015 (Guaranty: PSF)	Aaa/AAA	980,000	1,061,124
Duncanville Independent School District Capital Appreciation Refunding Series B, 0% due 2/15/2016 (Guaranty: PSF)	Aaa/AAA	3,000,000	1,803,180

Certified Annual Report          25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	$3,750,000	$3,050,325
El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	2,500,000	1,915,125
Ennis Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	2,460,000	1,839,367
Ennis Independent School District Refunding, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	2,490,000	1,754,628
Ennis Independent School District Refunding, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	2,525,000	1,668,242
Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2009	Aa2/AA	1,000,000	1,063,240
Gulf Coast Center Revenue, 6.75% due 9/1/2020 (Mental Health Retardation Center Project)	NR/BBB	1,320,000	1,423,686
Hays Consolidated Independent School District Capital Appreciation, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	4,513,699
Irving Hospital Authority Series B, 5.80% due 7/1/2009 (Irving Healthcare Systems Project; Insured: FSA)	Aaa/AAA	470,000	471,058
Irving Waterworks & Sewer Revenue Refunding & Improvement, 5.375% due 8/15/2014	Aa2/AA	1,500,000	1,625,475
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2018 (Insured: AMBAC)	Aaa/AAA	2,040,000	2,171,192
Mesquite Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	1,420,000	1,057,914
Midlothian Independent School District Capital Appreciation Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	1,000,000	783,210
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	NR/AA	735,000	804,333
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	NR/AA	500,000	544,450
Pharr San Juan Alamo Independent Building, 5.75% due 2/1/2013 (Guaranty: PSF)	Aaa/AAA	1,000,000	1,089,910
Port Arthur Refunding, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	1,000,000	1,055,860
Sabine River Authority Texas Pollution Refunding Series A, 5.80% due 7/1/2022 (TXU Energy Co. Project)	Baa2/BBB-	1,000,000	1,072,180
Sam Rayburn Municipal Power Agency Refunding, 6.00% due 10/1/2016	Baa2/BBB-	3,000,000	3,224,880
Sam Rayburn Municipal Power Agency Refunding Series A, 6.00% due 10/1/2021	Baa2/BBB-	675,000	714,879
San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	1,350,000	1,415,354
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	1,775,000	2,069,597
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt Project)	A2/A+	3,500,000	4,050,690
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2009 (Wadley Regional Medical Center Project; Insured: MBIA)	Aaa/AAA	500,000	542,265
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	2,500,000	2,781,425
Texas State Tax & Revenue Anticipation Notes, 4.50% due 8/31/2006	Mig1/SP-1+	5,000,000	5,066,800
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,099,200
Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,186,120
Travis County Health Facilities Development Series A, 6.25% due 11/15/2014 pre-refunded 11/15/2009 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,367,860
Upper Trinity Regional Water District Regional Treated Water Supply Systems Series A, 7.125% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	600,000	652,248
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	870,000	970,137
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	1,050,000	1,170,855
West Harris County Municipal Utility Refunding, 6.00% due 3/1/2017 (Insured: Radian)	NR/AA	500,000	527,310

UTAH — 0.95%
Salt Lake City Municipal Building Series B, 5.30% due 10/15/2012 pre-refunded 10/15/2009 (Insured: AMBAC)	Aaa/AAA	1,085,000	1,179,319
Utah Board of Regents Auxiliary Refunding Series A, 5.25% due 5/1/2013	NR/AA	595,000	645,664

26          Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	Aaa/NR	$1,000,000	$1,102,410
Utah Housing Finance Agency, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	405,000	419,827
Utah Housing Finance Agency SFMR D-2 Class I, 5.85% due 7/1/2015	Aa2/AA	90,000	90,381
Utah Water Finance Agency Revenue Pooled Loan Financing Program Series A, 5.00% due 10/1/2012 (Insured: AMBAC)	Aaa/NR	940,000	1,018,697

VIRGINIA — 2.69%
Alexandria Industrial Development Authority, 5.90% due 10/1/2020 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,227,360
Alexandria Industrial Development Authority Institute For Defense Analysis Series A, 6.00% due 10/1/2014 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,686,060
Alexandria Industrial Development Authority Institute For Defense Analysis Series A, 6.00% due 10/1/2015 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,795,269
Fauquier County Industrial Development Authority, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,000,000	1,088,020
Hanover County Industrial Development Authority Medical Facilities Revenue, 6.00% due 10/1/2021 (ETM)	Aaa/AAA	795,000	795,127
Norfolk Industrial Development Authority Lease, 5.625% due 9/15/2017 pre-refunded 9/15/2006 (Norfolk Public Health Center Project)	Aa1/AA+	1,000,000	1,044,870
Norton Industrial Development Authority Hospital Refunding, 6.00% due 12/1/2014 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,635,000	1,795,001
Spotsylvania County Industrial Development, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders Project; LOC: Deutsche Bank)	NR/NR	2,210,000	2,238,797

WASHINGTON — 6.42%
Benton County Public Utility District Refunding Series A, 5.625% due 11/1/2012 (Insured: FSA)	Aaa/AAA	1,500,000	1,664,805
Energy Northwest Washington Series A, 5.60% due 7/1/2015 pre-refunded 1/1/2007 (Wind Project)	A3/A-	1,000,000	1,059,040
Energy Northwest Washington Series B, 5.10% due 7/1/2009 pre-refunded 1/1/2007 (Wind Project)	A3/A-	745,000	784,448
Grant County Public Utility District-2 Wanapum Hydro Electric Revenue Series C, 6.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	145,000	146,143
Port Longview Industrial Development Corp. Solid Waste Disposal Revenue, 6.875% due 10/1/2008	NR/BBB	1,500,000	1,628,175
Snohomish County Public Utility 001 Systems Notes, 5.00% due 12/1/2005	A1/SP-1+	500,000	501,750
Spokane County School District GO, 0% due 6/1/2019 (Insured: MBIA)	Aaa/AAA	1,240,000	1,115,405
Tacoma Electric Systems Revenue Series A, 5.50% due 1/1/2012 (Insured: FSA)	Aaa/AAA	750,000	824,955
University of Washington Revenue Refunding, 5.25% due 8/15/2009 (University of Washington Medical Center Project; Insured: MBIA)	Aaa/AAA	1,350,000	1,440,153
Vancouver Downtown Redevelopment Senior Series A, 5.50% due 1/1/2018 (Conference Center Project; Insured: ACA)	NR/A	3,500,000	3,726,380
Washington Health Care Facilities, 5.50% due 12/1/2010 (Insured: MBIA)	Aaa/AAA	2,690,000	2,919,618
Washington Health Care Facilities, 6.00% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	1,735,000	1,928,747
Washington Health Care Facilities, 6.00% due 12/1/2015 (Insured: MBIA)	Aaa/AAA	1,945,000	2,161,226
Washington Health Care Facilities Refunding, 6.375% due 10/1/2010 (Insured: FGIC)	Aaa/AAA	1,500,000	1,693,770
Washington Health Care Facilities Sea Mar Community Health Center, 5.60% due 1/1/2018 (LOC: U.S. Bancorp)	Aa1/NR	1,025,000	1,097,262
Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center Project; Insured: Radian)	NR/AA	500,000	534,785
Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center Project; Insured: Radian)	NR/AA	1,000,000	1,079,090
Washington Public Power Supply Capital Appreciation Refunding Series B, 0% due 7/1/2011	Aaa/AA-	1,000,000	800,300
Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA) (b)	Aaa/AAA	3,030,000	3,215,587
Washington Public Power Supply System, 0% due 7/1/2010 (Project 3)	Aaa/AA-	960,000	804,605
Washington State Multi Family Mortgage Revenue, 6.30% due 1/1/2021 put 1/1/2011 (LOC: US Bank N.A.)	NR/AA-	1,000,000	1,068,350

Certified Annual Report          27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
WISCONSIN — 1.33%

Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc. Project; Insured: Radian)	NR/AA	$1,000,000	$1,081,310
Wisconsin Housing & Economic Development Housing Series A, 5.875% due 11/1/2016 (Insured: AMBAC)	Aaa/AAA	1,980,000	2,084,128
Wisconsin State Health & Educational Facilities Hospital Sisters Services Inc., 4.50% due 12/1/2023 put 12/1/2007 (Insured: FSA)	Aaa/NR	3,000,000	3,071,640

TOTAL INVESTMENTS — 99.47% (COST $448,492,869)			$467,714,840
OTHER ASSETS LESS LIABILITIES — 0.53%			2,487,716

NET ASSETS — 100.00%			$470,202,556

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

(a)	When-issued security.

(b)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access

AMBAC	Insured by American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax

COP	Certificates of Participation

ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.

FHA	Insured by Federal Housing Administration

FNMA	Collateralized by Federal National Mortgage Association

FSA	Insured by Financial Security Assurance Co.

GNMA	Insured by Government National Mortgage Co.

GO	General Obligation

IBC	Insured Bond Certificate

MBIA	Insured by Municipal Bond Investors Assurance

PSF	Guaranteed by Permanent School Fund

RADIAN	Insured by Radian Asset Assurance

SFMR	Single Family Mortgage Revenue Bond

XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

28        Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

Certified Annual Report        29

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares,

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05-9/30/05
Class A Shares
Actual	$1,000	$1,022.40	$5.00
Hypothetical*	$1,000	$1,020.12	$5.00

Class C Shares
Actual	$1,000	$1,020.30	$6.29
Hypothetical*	$1,000	$1,018.84	$6.29

Class I Shares
Actual	$1,000	$1,024.00	$3.39
Hypothetical*	$1,000	$1,021.71	$3.39

†	Expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; and I: 0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30        Certified Annual Report

INDEX COMPARISON

Thornburg Intermediate Municipal Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Intermediate Municipal Fund Class A Total Returns, versus

Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index

(July 31, 1991 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2005 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 7/22/91)	0.48%	4.60%	4.46%	5.51%
C Shares (Incep: 9/1/94)	1.62%	4.68%	4.27%	4.53%

FUND ATTRIBUTES
as of September 30, 2005
	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 7/22/91)	3.66%	2.83%	$13.33	$13.60
C Shares (Incep: 9/1/94)	3.40%	2.63%	$13.34	$13.34

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains, as well as applicable sales charges. Class A Shares are sold with a maximum sales charge of 2.00%. C shares assume deduction of a 0.60% contingent deferred sales charge (CDSC) for the first year only.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Certified Annual Report          31

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; None President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D. Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

32          Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Certified Annual Report        33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA, 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

34        Certified Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2005, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a category of generally similar mutual funds and a broad based securities index, comparative measures of portfolio risk and share price volatility, and related factors. The Trustees noted that bond indices have limited utility in evaluating fixed income mutual funds. Similarly, the Trustees noted in comparing the Fund to other mutual funds that the value of such comparisons may be limited in some degree because the Fund’s investment approach, and in particular its laddered maturity portfolio, differs from other funds. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments and the Fund’s investment performance. The Trustees noted in this regard the Fund’s above average or better investment performance

Certified Annual Report        35

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005 (Unaudited)

as compared to two categories of generally similar mutual funds assembled by independent mutual fund analyst firms.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the overall expenses for the Fund were somewhat higher than average and median expenses for a group of similar mutual funds, and that the management fee was somewhat higher than the median for the same group of funds but that the differences were not significant in view of the investment performance of the Fund and the other factors considered. The Trustees further noted in this regard that the management fee charged to the Fund was comparable to the average management fees for the same group of mutual funds. The Trustees observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

36        Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

This page is not part of the Annual Report.          37

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38        This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.        39

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Core Strategies for Building Wealth

Thornburg Intermediate Municipal Fund

I Shares

Annual Report – September 30, 2005

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with preservation of capital (may be subject to Alternative Minimum Tax).

This Fund is a laddered portfolio of municipal bonds with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. We regard the strategy as a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg Chairman & CEO

November 10, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. All of the bond funds buy only investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this strategy has served our shareholders well over time.

The bond funds are managed by portfolio managers who have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

In years past, there has been news about improper behavior by some mutual fund companies. Many new rules proposed in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings and bond strategies to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of the new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimum. After all, we are shareholders too, and Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg
Chairman & CEO

This page is not part of the Annual Report.	3

Thornburg Intermediate Municipal Fund

I Shares – September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes. Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report	5

Letter to Shareholders

George Strickland Portfolio Manager

October 15, 2005

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Intermediate Municipal Fund. The net asset value of the I shares decreased by 15 cents to $13.31 during the twelve months ended September 30, 2005. If you were with us for the entire period, you received dividends of 53.4 cents per share. If you reinvested dividends, you received 54.3 cents per share.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Higher interest rates on short-terms bonds have pushed down the price of many of the bonds owned by the Fund, but have allowed us to buy new bonds at higher yields. The I shares of your Fund produced a total return of 2.90% over the twelve month period ended September 30, 2005, compared to a 2.92% return for the Merrill Lynch 7-12 Year Municipal Bond Index. The Fund was over weighted in bonds that mature in less than eight years. Since the returns of those short-term bonds lagged the return of the index, the Fund’s return lagged the index slightly.

This has been an eventful year for the bond market and the world. The Federal Reserve has been steadily pushing up the target Fed Funds rate to its current level of 3.75%. Through the end of June, the bond market responded by pushing down yields on long-term bonds, thus flattening the yield curve. A flat yield curve is usually associated with a recession, but the U.S. economy is showing no signs of entering a recession. So, more recently, interest rates have been rising for both short and long-term bonds, in more of a parallel yield curve shift. We believe that this is a more appropriate response by the market to a tightening Fed, a strong economy, and somewhat elevated levels of inflation.

Your Thornburg Intermediate Municipal Fund is a laddered portfolio of over 300 municipal obligations from 45 states. Today, your Fund’s weighted average maturity is 7.42 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

We have watched along with the rest of the nation the horrific affects of Hurricanes Katrina and Rita, and our hearts and prayers go out to all of those suffering through the devastation of these storms.

% of portfolio maturing	Cumulative % maturing
2 years = 12.1%	Year 2 = 12.1%
2 to 4 years = 13.4%	Year 4 = 25.5%
4 to 6 years = 16.8%	Year 6 = 42.3%
6 to 8 years = 13.6%	Year 8 = 55.9%
8 to 10 years = 9.2%	Year 10 = 65.1%
10 to 12 years = 12.3%	Year 12 = 77.4%
12 to 14 years = 12.7%	Year 14 = 90.1%
14 to 16 years = 6.4%	Year 16 = 96.5%
16 to 18 years = 1.2%	Year 18 = 97.7%
Over 18 years = 2.3%	Over 18 years = 100.0%

Percentages can and do vary. Data as of 9/30/05.

6	Certified Annual Report

We examined Thornburg municipal bond portfolios in the wake of both hurricanes and have found no bonds that we believe are currently threatened with default. Though the Fund has some exposure to municipal issuers in the paths of the storms, many of the bonds have alternate revenue sources such as bond insurance or financial collateral. The few bonds without alternate revenue sources have resources that we believe will see them through this calamity.

Thanks to our policy of broad diversification, issuers affected by Hurricanes Katrina and Rita make up only a small percentage of the Fund. Though the major bond insurers have significant exposure to issuers impacted by the hurricanes, we believe that, as in past disasters, insurance proceeds and government aid will limit or prevent large scale municipal defaults. The human toll and property damage from these storms is far worse than previous natural disasters and the recovery period will take longer. Furthermore, some areas of the gulf coast will never be the same. However, we do believe that most of the cities and towns will survive and have need of schools, hospitals, sewer systems, and other essential services.

Outside of the gulf coast, job growth and a strong economy continue to fill state and local coffers. State tax revenues grew 13.3% in the second quarter of 2005 from the year earlier period. This represents the fastest growth rate recorded by the Nelson Rockefeller Institute of Government since they began monitoring this statistic in 1991. However, many challenges remain. Among them are still-depleted reserve fund balances from the last recession, and under funded retirement fund balances in state and local pension funds. To reduce credit risk, we have kept 87% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Intermediate Municipal Fund	September 30, 2005

ASSETS
Investments at value (cost $448,492,869)	$467,714,840
Cash	1,288,461
Receivable for investments sold	486,485
Receivable for fund shares sold	1,034,386
Interest receivable	6,373,119
Prepaid expenses and other assets	29,197

Total Assets	476,926,488

LIABILITIES
Payable for securities purchased	4,980,125
Payable for fund shares redeemed	745,210
Payable to investment advisor and other affiliates (Note 3)	330,464
Accounts payable and accrued expenses	88,108
Dividends payable	580,025

Total Liabilities	6,723,932

NET ASSETS	$470,202,556

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(2,806)
Net unrealized appreciation on investments	19,221,971
Accumulated net realized gain (loss)	(8,799,597)
Net capital paid in on shares of beneficial interest	459,782,988

$470,202,556

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($362,783,213 applicable to 27,220,773 shares of beneficial interest outstanding - Note 4)	$13.33

Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.60

Class C Shares:
Net asset value and offering price per share * ($55,382,122 applicable to 4,150,349 shares of beneficial interest outstanding - Note 4)	$13.34

Class I Shares:
Net asset value, offering and redemption price per share ($52,037,221 applicable to 3,910,218 shares of beneficial interest outstanding - Note 4)	$13.31

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

8	Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Intermediate Municipal Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Interest income (net of premium amortized of $2,610,706)	$21,441,900

EXPENSES:
Investment advisory fees (Note 3)	2,304,795
Administration fees (Note 3)
Class A Shares	451,683
Class C Shares	70,959
Class I Shares	21,422
Distribution and service fees (Note 3)
Class A Shares	903,366
Class C Shares	567,732
Transfer agent fees
Class A Shares	177,005
Class C Shares	36,378
Class I Shares	47,400
Registration and filing fees
Class A Shares	47,967
Class C Shares	21,230
Class I Shares	18,203
Custodian fees (Note 3)	151,880
Professional fees	48,825
Accounting fees	39,710
Trustee fees	9,110
Other expenses	75,905

Total Expenses	4,993,570
Less:
Expenses reimbursed by Investment Advisor (Note 3)	(179,684)
Distribution and service fees waived (Note 3)	(225,215)
Fees paid indirectly (Note 3)	(17,170)

Net Expenses	4,571,501

Net Investment Income	16,870,399

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	1,423,283
Increase (decrease) in unrealized appreciation (depreciation) of investments	(6,895,981)

Net Realized and Unrealized Loss on Investments	(5,472,698)

Net Increase in Net Assets Resulting From Operations	$11,397,701

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Intermediate Municipal Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$16,870,399	$17,327,406
Net realized gain (loss) on investments sold	1,423,283	(454,070)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(6,895,981)	(2,505,819)

Net Increase (Decrease) in Net Assets Resulting from Operations	11,397,701	14,367,517

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(13,228,266)	(14,280,020)
Class C Shares	(1,934,404)	(2,139,590)
Class I Shares	(1,707,729)	(907,796)

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(3,168,323)	(17,365,422)
Class C Shares	(1,924,468)	(2,267,561)
Class I Shares	19,483,987	13,757,994

Net Increase (Decrease) in Net Assets	8,918,498	(8,834,878)

NET ASSETS:
Beginning of year	461,284,058	470,118,936

End of year	$470,202,556	$461,284,058

See notes to financial statements.

10	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Intermediate Municipal Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg Intermediate Municipal Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income taxes as is consistent with the preservation of capital.

The Fund currently offers three classes of shares of beneficial interest, Class A, Class C, and Institutional Class (Class I) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value of Investments, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $50,368 for Class A shares, $86,844 for Class C shares, and $42,472 for Class I shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $3,153 from the sale of Class A shares and collected contingent deferred sales charges aggregating $2,406 from redemptions of Class C shares of the Fund.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C shares under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to .75% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective Service and Distribution Plans for the year ended September 30, 2005, are set forth in the Statement of Operations. Distribution fees in the amount of $225,215 were waived for Class C shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $17,170.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	3,998,362	$53,659,687	4,635,509	$62,513,224
Shares issued to shareholders in reinvestment of dividends	548,300	7,352,541	621,472	8,358,310
Shares repurchased	(4,780,870)	(64,180,551)	(6,560,558)	(88,236,956)

Net Increase (Decrease)	(234,208)	$(3,168,323)	(1,303,577)	$(17,365,422)

Class C Shares
Shares sold	715,681	$9,615,224	946,921	$12,804,296
Shares issued to shareholders in reinvestment of dividends	93,895	1,260,710	111,651	1,503,248
Shares repurchased	(953,413)	(12,800,402)	(1,234,469)	(16,575,105)

Net Increase (Decrease)	(143,837)	$(1,924,468)	(175,897)	$(2,267,561)

Class I Shares
Shares sold	2,292,723	$30,718,233	1,489,564	$19,943,017
Shares issued to shareholders in, reinvestment of dividends	64,408	862,041	46,460	623,829
Shares repurchased	(903,624)	(12,096,287)	(506,745)	(6,808,852)

Net Increase (Decrease)	1,453,507	$19,483,987	1,029,279	$13,757,994

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $125,319,713 and $88,875,804, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$448,491,820

Gross unrealized appreciation on a tax basis	$19,904,515
Gross unrealized depreciation on a tax basis	(681,495)

Net unrealized appreciation (depreciation) on investments (tax basis)	$19,223,020

At September 30, 2005, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

Capital loss carryovers expiring in:
2008	$2,116,559
2009	2,374,508
2011	11,597
2012	4,297,982

$8,800,646

The Fund utilized $680,909 of its capital loss carry forward during the year ended September 30, 2005.

In order to account for book/tax differences, the Fund decreased accumulated net realized loss by $538 and increased over-distributed net investment income by $538. Reclassifications result primarily from market discount.

All dividends paid by the Fund for the year ended September 30, 2005 and September 30, 2004 represent tax exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report	13

FINANCIAL HIGHLIGHTS

Thornburg Intermediate Municipal Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.46	$13.54	$13.65	$13.26	$12.76

Income from investment operations:
Net investment income	0.53	0.56	0.57	0.61	0.65
Net realized and unrealized gain (loss) on investments	(0.15)	(0.08)	(0.11)	0.39	0.50

Total from investment operations	0.38	0.48	0.46	1.00	1.15

Less dividends from:
Net investment income	(0.53)	(0.56)	(0.57)	(0.61)	(0.65)

Change in net asset value	(0.15)	(0.08)	(0.11)	0.39	0.50

NET ASSET VALUE, end of year	$13.31	$13.46	$13.54	$13.65	$13.26

RATIOS/SUPPLEMENTAL DATA

Total return	2.90%	3.61%	3.49%	7.75%	9.23%
Ratios to average net assets:
Net investment income	3.98%	4.12%	4.23%	4.57%	4.99%
Expenses, after expense reductions	0.67%	0.67%	0.62%	0.58%	0.55%
Expenses, after expense reductions and net of custody credits	0.67%	0.67%	0.62%	0.58%	—
Expenses, before expense reductions	0.77%	0.75%	0.80%	0.79%	0.79%

Portfolio turnover rate	20.06%	11.81%	15.13%	16.36%	18.24%

Net assets at end of year (000)	$52,037	$33,079	$19,333	$18,330	$17,258

14	Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Intermediate Municipal Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-202, CLASS C - 885-215-780, CLASS I - 885-215-673

NASDAQ SYMBOLS: CLASS A - THIMX, CLASS C - THMCX, CLASS I - THMIX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

ALABAMA — 1.33%

Alabama Docks Revenue, 6.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	$800,000	$864,120
Birmingham Carraway Alabama Special, 6.25% due 8/15/2009 (Insured: Connie Lee)	NR/AAA	2,000,000	2,119,980
East Alabama Health Care Authority Tax Anticipation Series A, 4.00% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	1,515,000	1,528,014
Lauderdale County & Florence Health Group Series A, 5.75% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	1,600,000	1,737,168

ALASKA — 0.91%

Alaska Energy Authority Power Revenue Refunding Bradley Lake Fourth Series, 6.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	955,000	1,075,721
Alaska Municipal Bond Bank Series A, 5.00% due 10/1/2017 (Insured: FGIC)	Aaa/AAA	2,470,000	2,651,545
Anchorage School Refunding, 6.00% due 10/1/2012 (Insured: FGIC)	Aaa/AAA	500,000	564,030

ARIZONA — 2.07%

Mohave County Industrial Development Authority Prison Project Series A, 5.00% due 4/1/2013 (Insured: XLCA)	NR/AAA	4,200,000	4,516,386
Phoenix Street & Highway User Revenue, 6.50% due 7/1/2009 (ETM)	Aa3/AAA	1,000,000	1,081,530
Pima County Industrial Development Authority Series C, 6.70% due 7/1/2021 (Arizona Charter Schools Project)	Baa3/NR	2,715,000	2,876,244
Tucson GO Series D, 9.75% due 7/1/2012 (ETM)	NR/AA	400,000	543,764
Tucson GO Series D, 9.75% due 7/1/2013 (ETM)	NR/AA	500,000	699,045

ARKANSAS — 0.54%

Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2012 (Regional Medical Center Project)	NR/A	1,135,000	1,241,111
Jefferson County Hospital Revenue Refunding & Improvement, 5.75% due 6/1/2013 (Regional Medical Center Project)	NR/A	1,200,000	1,304,112

CALIFORNIA — 4.00%

California Department of Water Resources Power Series A, 5.75% due 5/1/2017	A2/BBB+	3,000,000	3,333,540
California Housing Finance Authority Revenue Series 1985-B, 9.875% due 2/1/2017	Aa2/AA-	675,000	687,278
California State Economic Recovery Series C-3, 2.77% due 7/1/2023 put 10/3/2005 (Guaranty: Landesbank) (daily demand notes)	VMIG1/A-1+	1,400,000	1,400,000
California Statewide Community Development Authority COP, 5.50% due 10/1/2007 (Unihealth America Project) (ETM) (b)	Aaa/AAA	4,500,000	4,722,480
Camino Hospital District Revenue Series A, 6.25% due 8/15/2017 (ETM)	Aaa/AAA	1,000,000	1,165,510
East Palo Alto Public Financing Series A, 5.00% due 10/1/2017 (University Circle Gateway 101 Project) (Insured: RADIAN)	NR/AA	770,000	824,970
Escondido Joint Powers Financing Authority Lease Revenue, 0% due 9/1/2007 (Center for the Arts Project; Insured: AMBAC)	Aaa/AAA	1,740,000	1,602,279
Golden West Schools Financing Authority Capital Appreciation, 0% due 8/1/2018 (Insured: MBIA)	Aaa/AAA	2,140,000	1,091,058
Los Angeles County Multi Family Variable Rate 1984 Issue A, 2.48% due 7/1/2014 put 10/7/2005 (weekly demand notes)	NR/NR	500,000	500,000
Metropolitan Water District Series B-3, 2.77% due 7/1/2035 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	1,400,000	1,400,000
San Diego County Water Authority Revenue & Refunding Series 1993-A, 8.79% due 4/25/2007 (Insured: FGIC)	Aaa/AAA	500,000	541,820
Stanton Multi Family Housing Revenue Bond Series 1997, 5.625% due 8/1/2029 put 8/1/2009 (Continental Gardens Project; Collateralized: FNMA)	NR/AAA	1,460,000	1,528,605

Certified Annual Report	15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value

COLORADO — 5.93%

Adams County Communication Center Series A, 5.75% due 12/1/2016	Baa1/NR	$1,265,000	$1,341,014
Adams County Revenue Platte Valley Medical Center, 5.00% due 2/1/2014 (Insured: FHA)	NR/AAA	1,455,000	1,567,573
Adams County Revenue Platte Valley Medical Center, 5.00% due 8/1/2014 (Insured: FHA)	NR/AAA	1,000,000	1,079,720
Arvada Industrial Development Revenue, 5.25% due 12/1/2007 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	65,000	65,109
Arvada Industrial Development Revenue, 5.60% due 12/1/2012 (Wanco Inc. Project; LOC: US Bank, N.A.)	NR/NR	450,000	460,539
Central Platte Valley Metropolitan District, 5.15% due 12/1/2013 pre-refunded 12/1/2009	NR/AAA	1,000,000	1,083,160
Central Platte Valley Metropolitan District Refunding Series A, 5.00% due 12/1/2031 put 12/1/2009 (LOC: US Bank)	NR/A-1	4,000,000	4,203,280
Colorado Educational & Cultural Facilities Refunding, 6.00% due 4/1/2021 (Charter School Cherry Creek Project)	Baa2/NR	500,000	527,725
Colorado Educational & Cultural Facilities Refunding & Improvement, 5.25% due 8/15/2019 (Charter School Project; Insured: XLCA)	Aaa/AAA	1,475,000	1,588,678
Colorado Housing Finance Authority Single Family Program Subordinated Series C, 5.75% due 10/1/2007	A1/A+	15,000	15,154
Colorado Student Obligation Bond Student Loan Senior Subordinated Series B, 6.20% due 12/1/2008	A2/NR	1,570,000	1,604,870
Denver City & County COP Series B, 5.00% due 12/1/2011	Aa2/AA	2,465,000	2,654,978
El Paso County School District 11, 7.10% due 12/1/2013	Aa3/AA-	500,000	617,130
Glendale COP, 5.40% due 8/15/2008 (Education Center Project)	NR/BBB	675,000	675,925
Interstate South Metropolitan District Refunding, 6.00% due 12/1/2020 (LOC: BNP Paribas) (b)	NR/AA	2,395,000	2,402,161
Larimer County GO, 8.45% due 12/15/2005 (Poudre School District Project)	Aa3/NR	2,830,000	2,862,262
Northwest Parkway Public Highway Authority Capital Appreciation Senior Convertible C, 0% due 6/15/2014 (Insured: FSA)	Aaa/AAA	1,005,000	834,160
Plaza Metropolitan District 1 Colorado Revenue Public Improvement Fee/Tax Increment, 7.70% due 12/1/2017	NR/NR	2,500,000	2,766,525
Southlands Metropolitan District Number 1 GO, 7.00% due 12/1/2024	NR/NR	1,370,000	1,499,780
Thornton County SFMR Series 1992-A, 8.05% due 8/1/2009	A2/NR	25,000	25,016

CONNECTICUT — 0.11%

Eastern Resource Recovery Authority Series A, 5.25% due 1/1/2006 (Wheelabrator Lisbon Project)	NR/BBB	500,000	500,740

DELAWARE — 0.34%

Delaware State Health Facilities Authority Revenue Series A, 5.25% due 5/1/2016 (Nanticoke Memorial Hospital Project; Insured: Radian)	NR/AA	1,500,000	1,580,040

DISTRICT OF COLUMBIA — 0.88%

District of Columbia Hospital Revenue, 5.375% due 8/15/2015 (ETM)	Aaa/AAA	600,000	633,720
District of Columbia Refunding Series B, 6.00% due 6/1/2015 (Insured: MBIA)	Aaa/AAA	3,000,000	3,498,780

FLORIDA — 4.32%

Broward County Resource Recovery Revenue, 5.00% due 12/1/2007	A3/AA	1,500,000	1,554,585
Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,098,530
Duval County Multi Family Housing Revenue Refunding, 5.90% due 9/1/2016 (St. Augustine Apartments Project)	NR/AA-	1,000,000	1,024,110
Enterprise Community Development District Assessment Bonds, 6.00% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	1,375,000	1,378,506
Escambia County Health Facility Series C, 5.00% due 11/1/2028 pre-refunded 11/1/2010 (Charity Obligation Group Project)	Aaa/NR	2,500,000	2,645,500

16	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Florida Board of Education Capital Outlay Refunding Public Education Series D, 5.75% due 6/1/2018	Aa1/AAA	$1,460,000	$1,610,730
Highlands County Health Facility Refunded Hospital Adventist Health A, 5.00% due 11/15/2019 (a)	A2/A+	1,100,000	1,152,492
Jacksonville District Water & Sewer COP, 5.00% due 10/1/2020 pre-refunded 10/1/2008	Aaa/AAA	1,000,000	1,037,500
Orange County School Board Series A, 6.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,580,000	1,699,717
Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008 (Cypress Trail Apartments Project; Guaranty:Axa Reinsurance)	NR/AA-	2,000,000	2,024,480
Port Everglades Authority Port Improvement Revenue Refunding Series A, 5.00% due 9/1/2016 (Insured: FSA)	Aaa/AAA	3,635,000	3,651,103
Sarasota County Public Hospital Series A, 2.95% due 7/1/2037 put 10/3/2005 (Sarosota Memorial Hospital Project; Insured: AMBAC) (daily demand notes)	VMIG1/NR	400,000	400,000
Turtle Run Community Development District Refunding Water Management Benefit Special Assessment, 5.00% due 5/1/2011 (Insured: MBIA)	Aaa/AAA	1,000,000	1,057,900

GEORGIA — 0.06%

Georgia Municipal Electric Authority Power Revenue Unrefunded Balance 2005 Series Y, 10.00% due 1/1/2010	A1/A+	230,000	288,471

HAWAII — 0.50%

Hawaii Department of Budget & Finance, 6.40% due 7/1/2013 (Insured: MBIA)	Aaa/AAA	2,000,000	2,344,740

IDAHO — 0.43%

Boise City Idaho Industrial Development Corp. Western Trailer Co. Project, 5.00% due 5/15/2020 (LOC: Wells Fargo)	Aaa/NR	2,000,000	2,021,600

ILLINOIS — 9.92%

Champaign County Community Unit Series C, 0% due 1/1/2011 pre-refunded 1/1/2010	Aaa/AAA	800,000	652,656
Chicago Housing Authority Capital, 5.00% due 7/1/2008	Aa3/AA	3,020,000	3,140,951
Chicago Midway Airport Revenue Refunding Second Lien Series A, 5.00% due 1/1/2019 (Insured: AMBAC)	Aaa/AAA	1,210,000	1,261,812
Chicago Tax Increment Allocation Lincoln Belmont A, 5.30% due 1/1/2014 (Insured: ACA)	NR/A	2,285,000	2,370,093
Chicago Wastewater Transmission Revenue Refunding Second Lien, 5.50% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	650,000	722,917
Cook County Capital Improvement, 5.50% due 11/15/2008 (Insured: FGIC)	Aaa/AAA	500,000	518,400
Cook County School District Class A, 0% due 12/1/2022	NR/NR	2,000,000	829,800
Du Page County School District Capital Appreciation, 0% due 2/1/2010 (Insured: FGIC)	Aaa/NR	655,000	561,184
Freeport Illinois GO, 5.375% due 1/1/2018 (Insured: MBIA)	Aaa/AAA	1,500,000	1,636,530
Illinois Development Finance Authority Revenue, 6.00% due 11/15/2012 (Insured: MBIA)	Aaa/AAA	2,860,000	3,200,740
Illinois Development Finance Authority Revenue Refunding Community Rehab Providers A, 5.90% due 7/1/2009	NR/BBB	820,000	846,437
Illinois Development Financing Authority Debt Restructuring Revenue Series 1994, 7.25% due 11/15/2009 (East St. Louis Project)	NR/A	820,000	839,090
Illinois Educational Facilities Authority Revenues Adjusted, 4.75% due 11/1/2036 put 11/1/2016 (Field Museum Project)	A2/A	1,160,000	1,187,086
Illinois Educational Facilities Authority Revenues Capital Appreciation, 0% due 7/1/2014 pre-refunded 7/1/2009	Aaa/AAA	475,000	234,294
Illinois Educational Facilities Authority Revenues Loyola University A, 6.00% due 7/1/2012 (Insured: MBIA) (ETM)	Aaa/AAA	230,000	262,370
Illinois Educational Facilities Authority Revenues Midwestern University B, 5.50% due 5/15/2018 (Insured: ACA)	NR/A	1,500,000	1,550,760
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 5.00% due 7/1/2006 (Insured: MBIA)	Aaa/AAA	1,540,000	1,562,684

Certified Annual Report	17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2011 (ETM)	Aaa/AAA	$770,000	$868,190
Illinois Educational Facilities Authority Revenues Unrefunded Balance Loyola A, 6.00% due 7/1/2012 (ETM)	Aaa/AAA	1,080,000	1,223,705
Illinois Health Facilities Authority Revenue, 5.50% due 10/1/2009 (Decatur Memorial Hospital Project)	A2/A	1,055,000	1,123,638
Illinois Health Facilities Authority Revenue, 5.70% due 2/20/2021 (Midwest Care Center Project; Collateralized: GNMA)	Aaa/ NR	990,000	1,066,854
Illinois Health Facilities Authority Revenue Healthcare Systems, 6.25% due 11/15/2019 pre-refunded 11/15/2009 (OSF Healthcare Project)	A2/A	1,250,000	1,343,313
Illinois Health Facilities Authority Revenue Series A, 5.75% due 8/15/2013 pre-refunded 8/15/2009 Children’s Memorial Hospital Project)	Aaa/AAA	1,900,000	2,086,865
Illinois University Revenues, 5.25% due 1/15/2018 (UIC South Campus Development Project; Insured: FGIC)	Aaa/AAA	1,205,000	1,312,992
Jackson & Williamson Counties, Illinois, 7.50% due 12/1/2009 (Insured: AMBAC)	Aaa/AAA	680,000	787,338
Marion Refunding, 5.00% due 9/15/2012 (Insured: FGIC)	Aaa/AAA	755,000	816,812
McHenry County School District Woodstock GO, 6.80% due 1/1/2006 (Insured: FSA)	Aaa/AAA	710,000	716,873
Melrose Park Tax Increment Series B, 6.50% due 12/15/2015 (Insured: FSA)	Aaa/AAA	1,015,000	1,162,408
Sangamon County Property Tax Lease Receipts, 7.45% due 11/15/2006	Aa3/NR	560,000	575,557
Sangamon County School District Series A, 5.875% due 8/15/2018 (Hay Edwards Project; Insured: ACA)	NR/A	2,400,000	2,585,784
Sherman Revenue Refunding Mortgage, 6.10% due 10/1/2014 (Collateralized: GNMA)	NR/AAA	1,170,000	1,261,038
Sherman Revenue Refunding Mortgage, 6.20% due 10/1/2019 (Collateralized: GNMA)	NR/AAA	1,600,000	1,723,328
Southern Illinois University Revenues, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,425,000	1,002,416
University of Illinois Revenue Capital Appreciation, 0% due 4/1/2014 (Insured: MBIA)	Aaa/AAA	1,590,000	1,119,424
West Chicago Industrial Development Revenue, 6.90% due 9/1/2024 (Leggett & Platt Inc. Project)	NR/A+	1,000,000	1,012,810
Will & Kendall Counties Community Series B, 5.125% due 1/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,073,820
Will County Community School 365-U Capital Appreciation, 0% due 11/1/2011 (Insured: FSA)	Aaa/AAA	3,000,000	2,390,460

INDIANA — 7.46%

Allen County Economic Development, 5.80% due 12/30/2012 (Indiana Institute of Technology Project)	NR/NR	895,000	942,721
Allen County Economic Development, 5.75% due 12/30/2015 (Indiana Institute of Technology Project)	NR/NR	1,355,000	1,464,132
Allen County Jail Building Corp. GO, 5.00% due 4/1/2018 (Insured: XLCA)	Aaa/AAA	2,495,000	2,665,284
Allen County Redevelopment District Tax Series A, 5.00% due 11/15/2018	A3/NR	1,560,000	1,644,380
Allen County War Memorial Series A, 5.25% due 11/1/2013 (Insured: AMBAC)	Aaa/NR	1,000,000	1,083,780
Boone County Hospital Association, 5.625% due 1/15/2015 pre-refunded 7/15/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,110,860
Brownsburg 1999 School Building, 5.00% due 2/1/2010 (Insured: FSA)	Aaa/AAA	1,260,000	1,341,887
Dyer Redevelopment Authority, 6.40% due 7/15/2015 pre-refunded 7/15/2009	NR/A-	1,515,000	1,697,088
Dyer Redevelopment Authority, 6.50% due 7/15/2016 pre-refunded 7/15/2009	NR/A-	1,910,000	2,146,324
East Chicago Elementary School Building First Mortgage Series A, 6.25% due 7/5/2008 (State Aid Withholding)	NR/A	350,000	371,094
Fishers Redevelopment Authority, 5.25% due 2/1/2018 (Insured: XLCA)	Aaa/AAA	1,500,000	1,646,715
Fishers Redevelopment Authority, 5.25% due 2/1/2020 (Insured: XLCA)	Aaa/AAA	1,025,000	1,118,931
Gary Building Corp.- Lake County First Mortgage Series 1994-B, 8.25% due 7/1/2010 (Sears Building Project)	NR/NR	865,000	882,387
Goshen Chandler School Building Capital Appreciation Refunding, 0% due 1/15/2011 (Insured: MBIA)	Aaa/AAA	1,020,000	837,818
Hamilton Southeastern Indiana, 6.25% due 7/15/2006 (North Delaware School Building Project; Insured: AMBAC)	Aaa/AAA	1,340,000	1,375,202

18	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Huntington Economic Development Revenue, 6.40% due 5/1/2015 (United Methodist Memorial Project)	NR/NR	$1,000,000	$1,051,180
Indiana Bond Bank Special Program Hendrick’s Redevelopment Series B, 6.20% due 2/1/2023 pre-refunded 2/1/2007	NR/NR	1,500,000	1,590,960
Indiana Health Facility Hospital Revenue, 5.75% due 9/1/2015 (ETM)	NR/AA-	575,000	588,518
Indiana Health Facility Hospital Revenue, 5.40% due 2/15/2016 (Clarian Health Obligation Group Project; Insured: MBIA)	Aaa/AAA	1,000,000	1,086,840
Indiana State Educational Facilities Authority Revenue, 5.65% due 10/1/2015 (University of Indianapolis Project)	NR/A-	1,065,000	1,142,575
Indiana State Educational Facilities Authority Revenue, 5.70% due 10/1/2016 (University of Indianapolis Project)	NR/A-	1,025,000	1,101,547
Indianapolis Economic Development Revenue, 5.50% due 6/1/2014 pre-refunded 6/1/2009	Aa3/NR	500,000	543,165
Indianapolis Local Public Improvement Bond Bank, 0% due 7/1/2009 (ETM)	Aa2/AA-	740,000	651,333
Portage Township Multi School Building, 5.50% due 7/15/2015 (Insured: FGIC)	Aaa/AAA	500,000	553,270
Rockport Pollution Control Revenue Series A, 4.90% due 6/1/2025 put 6/1/2007 (Indiana Michigan Power Co. Project)	Baa2/BBB	3,165,000	3,234,598
Wawasee Community School Corp. First Mortgage, 5.50% due 7/15/2012 pre-refunded 1/15/2012	NR/AA-	1,200,000	1,328,376
West Clark School Building Corp. First Mortgage, 5.75% due 7/15/2017 (Insured: FGIC)	Aaa/AAA	1,685,000	1,895,002

IOWA — 1.47%

Iowa Finance Authority Health Care Facilities, 6.00% due 7/1/2013 (Genesis Medical Center Project)	A1/NR	1,000,000	1,080,770
Iowa Finance Authority Hospital Facility Revenue, 6.00% due 7/1/2012 (Trinity Regional Hospital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,116,780
Iowa Finance Authority Hospital Facility Revenue, 6.75% due 2/15/2016 pre-refunded 2/15/2010	A1/NR	1,000,000	1,145,890
Iowa Finance Authority Revenue, 6.00% due 12/1/2018 (Catholic Health Initiatives Project)	Aa2/AA	2,000,000	2,194,300
Iowa Finance Authority Revenue Refunding Trinity Health Series B, 5.75% due 12/1/2015	Aa3/AA-	1,250,000	1,360,137

KANSAS — 0.99%

Wichita Hospital Revenue Refunding Improvement Series XI, 6.75% due 11/15/2019 (Christi Health System Project)	NR/A+	4,200,000	4,648,644

KENTUCKY — 1.10%

Kentucky Economic Development Finance Authority Series C, 5.85% due 10/1/2015 (Norton Healthcare Project; Insured: MBIA)	Aaa/AAA	4,000,000	4,479,960
Wilmore Housing Facilities Revenue, 5.55% due 7/1/2013 (LOC: Allied Irish Bank PLC)	NR/NR	665,000	695,756

LOUISIANA — 2.25%

Jefferson Sales Tax District Revenue Series B, 5.50% due 12/1/2008 (Insured: AMBAC)	Aaa/AAA	1,595,000	1,695,884
Louisiana Local Govt. Environment Series A, 4.10% due 9/1/2007 (Housing Bellemont Apts. Project)	Baa1/NR	340,000	341,737
Louisiana State Offshore Terminal Refunding Series D, 4.00% due 9/1/2023 put 9/1/2008 (Loop LLC Project)	A3/A	3,250,000	3,254,095
Morehouse Parish Pollution Revenue Refunding Series A, 5.25% due 11/15/2013 (International Paper Co. Project)	Baa2/BBB	3,000,000	3,196,710
New Orleans Sewer Service Revenue, 5.50% due 6/1/2017 (Insured: FGIC)	Aaa/AAA	1,000,000	1,059,720
Orleans Levee District Trust Receipts Series A, 5.95% due 11/1/2007 (Insured: FSA)	Aaa/AAA	1,000,000	1,034,250

MAINE — 0.23%

Jay Solid Waste Disposal Revenue Series B, 6.20% due 9/1/2019 (International Paper Co. Project)	Baa2/BBB	1,000,000	1,077,480

Certified Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
MASSACHUSETTS — 0.44%

Massachusetts HFA AMT Housing Development Series A, 5.05% due 6/1/2010 (Insured: MBIA)	Aaa/AAA	$935,000	$948,380
Massachusetts HFA Refunding Series A, 6.125% due 12/1/2011 pre-refunded 12/1/2006	Aaa/AAA	150,000	157,470
Massachusetts HFA Unrefunded Refunding Series A, 6.125% due 12/1/2011 (Insured: MBIA)	Aaa/AAA	950,000	953,078

MICHIGAN — 1.27%

Kalamazoo Hospital Finance Authority Revenue Series 1994-A, 6.25% due 6/1/2014 (Borgess Medical Center Project) (ETM)	Aaa/AAA	650,000	764,705
Kent Hospital Finance Authority Michigan Hospital, 7.25% due 1/15/2013 (Insured: MBIA)	Aaa/AAA	1,000,000	1,162,340
Michigan State Building Authority Revenue Refunding Facilities Program Series I, 5.25% due 10/15/2017 (Insured: FSA)	Aaa/AAA	2,450,000	2,681,697
Southfield Economic Development Corp. Refunding Revenue N.W. 12 Limited Partnership, 7.25% due 12/1/2010	NR/NR	1,355,000	1,355,081

MINNESOTA — 0.39%

Minneapolis St. Paul Health, 6.00% due 12/1/2018 (Healthpartners Obligation Group Project)	Baa1/BBB+	1,000,000	1,105,120
Southern Minnesota Municipal Power Agency Supply, Series A, 5.75% due 1/1/2018 pre-refunded to various dates (Insured: MBIA)	Aaa/AAA	700,000	744,219

MISSISSIPPI — 0.32%

Mississippi Higher Educational Authority Series C, 7.50% due 9/1/2009	A2/NR	1,500,000	1,503,495

MISSOURI — 0.94%

Missouri Development Finance Board Healthcare Series A, 5.40% due 11/1/2018 (Lutheran Home Aged Project; LOC: Commerce Bank)	Aa3/NR	2,025,000	2,099,621
Missouri State Health & Education Facility Revenue, 2.25% due 6/1/2031 put 10/3/2005 (daily demand notes)	Aaa/AAA	1,000,000	1,000,000
Platte County COP, 4.00% due 9/1/2006	NR/AA-	1,310,000	1,321,974

NEBRASKA — 0.19%

Madison County Hospital Authority 1 Hospital Revenue, 5.50% due 7/1/2014 (Faith Regional Health Services Project; Insured: Radian)	NR/AA	845,000	906,719

NEVADA — 1.38%

Clark County Pollution Control Revenue Series B, 6.60% due 6/1/2019 (Nevada Power Co. Project; Insured: FGIC)	Aaa/AAA	640,000	646,106
Las Vegas Special Improvement District Refunding Senior Local Improvement Series A, 5.375% due 6/1/2013 (Insured: FSA)	Aaa/AAA	1,175,000	1,253,513
Washoe County Capital Appreciation Reno Sparks Series B, 0% due 7/1/2011 (Insured: FSA)	Aaa/AAA	2,600,000	2,094,924
Washoe County School District Refunding Series B, 5.00% due 6/1/2010 (Insured: FGIC)	Aaa/AAA	2,350,000	2,515,699

NEW HAMPSHIRE — 1.32%

Manchester Housing & Redevelopment Authority Capital Appreciation Series B, 0% due 1/1/2016 (Insured: Radian)	NR/A	4,990,000	3,020,148
New Hampshire Pollution Refunding Central Maine Power Co., 5.375% due 5/1/2014	A3/BBB+	3,000,000	3,190,170

NEW JERSEY — 1.00%

New Jersey Economic Development Authority School Facilities Construction Series O, 5.00% due 3/1/2019 (a)	A1/AA-	1,280,000	1,353,830

20	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Jersey EDA Refunding Revenue, 7.50% due 12/1/2019 (Spectrum for Living Development Project; LOC: PNC Bank)	A3/A	$240,000	$240,826
New Jersey State Transit Corp., 5.00% due 10/1/2009 (Insured: FSA)	Aaa/AAA	1,700,000	1,802,952
New Jersey State Transit Corp. Federal Transportation Administration Grants Series B, 5.50% due 9/15/2010 (Insured: AMBAC)	Aaa/AAA	1,200,000	1,311,096

NEW MEXICO — 1.36%

Albuquerque Airport Revenue Refunding, 5.00% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	2,380,000	2,484,887
New Mexico Finance Authority State Transportation Refunding Subordinated Lien Series C-3, 2.50% due 6/15/2024 put 10/7/2005 (weekly demand notes)	Aaa/AAA	1,800,000	1,800,000
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2018 (Insured: FSA & FHA)	Aaa/AAA	2,000,000	2,119,060

NEW YORK — 3.98%

Long Island Power Authority General Series B, 5.00% due 12/1/2006	A3/A-	2,000,000	2,049,100
Metro Transportation Authority New York Service Control Series B, 5.25% due 7/1/2006	A2/AA-	1,080,000	1,098,144
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	1,000,000	1,121,190
New York City, 2.80% due 8/1/2017 put 10/3/2005 (LOC: JPM) (daily demand notes)	VMIG1/A-1+	1,100,000	1,100,000
New York City Industrial Development Agency Series A, 5.00% due 6/1/2010 (Lycee Francais De New York Project; Insured: ACA)	NR/A	1,175,000	1,235,618
New York City Municipal Water Finance Authority, 2.80% due 6/15/2023 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	500,000	500,000
New York City Trust Cultural Resources, 5.75% due 7/1/2015 (Museum of American Folk Art Project; Insured: ACA)	NR/A	875,000	938,044
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A2/AAA	220,000	233,757
New York New York Sub Series A-8, 2.80% due 8/1/2018 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	1,600,000	1,600,000
New York Series E, 6.00% due 8/1/2008 pre-refunded 8/1/2006	Aaa/AAA	910,000	947,064
New York Series E, 6.00% due 8/1/2008 pre-refunded 8/1/2006 (Insured: FGIC)	Aaa/AAA	1,025,000	1,063,868
New York State Dormitory Authority School Districts Financing Program Series E, 9.00% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	1,000,000	1,112,890
New York State Thruway Authority General Revenue Series F, 5.00% due 1/1/2018 (Insured: AMBAC)	Aaa/AAA	3,000,000	3,222,720
Port Authority New York & New Jersey Special Obligation, 6.25% due 12/1/2011 (JFK International Air Terminal 6 Project; Insured: MBIA)	Aaa/AAA	2,200,000	2,471,568

NORTH CAROLINA — 0.56%

North Carolina Eastern Municipal Power Refunding Series A, 5.70% due 1/1/2013 (Insured: MBIA)	Aaa/AAA	1,200,000	1,260,612
North Carolina Housing Finance Agency Single Family Revenue Bond Series BB, 6.50% due 9/1/2026	Aa2/AA	1,360,000	1,388,832

NORTH DAKOTA — 0.34%

Grand Forks Health Care System Revenue Bonds Series 1997, 6.25% due 8/15/2006 (Altra Health Systems Obligated Group Project; Insured: MBIA)	Aaa/AAA	365,000	374,979
North Dakota State Housing Finance Agency Refunding Housing Finance Program Home Mortgage Series A, 5.70% due 7/1/2030	Aa1/NR	1,210,000	1,230,800

OHIO — 3.78%

Butler County Transportation Improvement, 6.00% due 4/1/2010 (Insured: FSA)	Aaa/AAA	1,000,000	1,083,280
Central Ohio Solid Waste Authority Series B, 5.00% due 12/1/2008	Aa2/AA+	2,530,000	2,662,446
Cleveland Cuyahoga County Development Bond Fund A, 6.25% due 5/15/2016 (LOC: FifthThird Bank)	NR/NR	1,485,000	1,552,924

Certified Annual Report	21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Cuyahoga County Hospital Revenue Refunding, 5.50% due 1/15/2019 (University Health Systems Project B; Insured: MBIA)	Aaa/AAA	$3,545,000	$3,638,446
Franklin County Health Care Revenue Series 1995-A, 6.00% due 11/1/2010 (Heinzerling Foundation Project; LOC: Banc One)	Aa2/NR	1,100,000	1,123,969
Franklin County Hospital, 5.80% due 12/1/2005 (Doctors Project) (ETM)	NR/NR	500,000	502,495
Hamilton Wastewater Systems Revenue Refunding, 5.25% due 10/1/2017 (Insured: FSA)	Aaa/AAA	1,500,000	1,662,465
Marysville School District COP, 5.25% due 12/1/2017 (School Facilities Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,203,800
North Ridgeville Economic Development, 0% due 2/1/2015 (Collateralized: FHA)	NR/A	475,000	220,918
Ohio State Higher Educational Facility Revenue, 5.05% due 7/1/2037 put 7/1/2016 (Kenyon College Project)	A2/A	2,200,000	2,330,988
Reynoldsburg Health Care Facilities Revenue Bonds Series 1997, 5.70% due 10/20/2012 (Collateralized: GNMA)	Aa3/NR	760,000	802,689

OKLAHOMA — 3.34%

Alva Hospital Authority Hospital Revenue Sales Tax, 5.25% due 6/1/2025	Aa3/AA	1,505,000	1,587,775
Oklahoma City Municipal Improvement Authority, 0% due 7/1/2008 (Insured: AMBAC)	Aaa/AAA	1,020,000	934,391
Oklahoma City Municipal Water & Sewer Capital Appreciation Series C, 0% due 7/1/2006 (Insured: AMBAC)	Aaa/AAA	500,000	489,680
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2011 (Insured: AMBAC)	Aaa/AAA	1,125,000	910,564
Oklahoma City Municipal Water & Sewer Series C, 0% due 7/1/2013 (Insured: AMBAC)	Aaa/AAA	1,485,000	1,090,732
Oklahoma Development Finance Authority Hospital Association Pooled Hospital A, 5.40% due 6/1/2013 (Insured: AMBAC)	Aaa/AAA	825,000	900,884
Oklahoma Industrial Authority Revenue Refunding, 6.00% due 8/15/2010 (Integris Baptist Project; Insured: AMBAC)	Aaa/AAA	750,000	833,085
Tulsa County Independent School District Combined Purpose, 4.50% due 8/1/2007	Aa3/AA-	2,800,000	2,874,228
Tulsa Industrial Authority Hospital Revenue Refunding, 5.375% due 2/15/2017 (St. John Medical Center Project)	Aa3/AA	4,000,000	4,065,520
Tulsa Industrial Development Authority Hospital Revenue, 6.10% due 2/15/2009 pre-refunded 2/15/2006 (St. John Medical Center Project)	Aa3/AA	1,485,000	1,502,731
Tulsa Public Facilities Authority Solid Waste Revenue, 5.65% due 11/1/2006 (Ogden Martin Project; Insured: AMBAC)	Aaa/AAA	500,000	513,265

OREGON — 0.27%

Albany Hospital Facility Authority Gross Revenue & Refunding Series 1994, 7.00% due 10/1/2005 (Mennonite Home Project)	NR/NR	365,000	365,018
Forest Grove Campus Improvement & Refunding Pacific University, 6.00% due 5/1/2015 pre-refunded 5/1/2010 (Insured: Radian)	NR/AA	800,000	891,816

PENNSYLVANIA — 2.68%

Allegheny County Hospital Development Health Series B, 6.50% due 5/1/2012 (South Hills Health Systems Project)	Baa1/NR	1,400,000	1,495,074
Carbon County Industrial Development Authority Refunding, 6.65% due 5/1/2010 (Panther Creek Partners Project)	NR/BBB-	1,580,000	1,707,933
Chester County School Authority, 5.00% due 4/1/2020 (Intermediate Unit Project; Insured: AMBAC) (a)	NR/AAA	2,310,000	2,469,413
Lancaster County Capital Appreciation Series B, 0% due 5/1/2014 (Insured: FGIC)	Aaa/NR	795,000	556,993
Lancaster County Capital Appreciation Series B, 0% due 5/1/2015 (Insured: FGIC)	Aaa/NR	800,000	527,208
Lehigh County General Purpose Shepard Rehab. Hospital, 6.00% due 11/15/2007 (Insured: AMBAC)	Aaa/AAA	785,000	830,852
Pennsylvania Convention Center Revenue Refunding Series A, 6.70% due 9/1/2014 (Insured: MBIA IBC)	Aaa/AAA	220,000	222,893
Pennsylvania Higher Education University Series 14, 0% due 7/1/2020 (Insured: AMBAC)	Aaa/AAA	2,032,839	686,124
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2009 (Insured: MBIA)	Aaa/AAA	500,000	538,390

22	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pennsylvania State Higher Educational Facility Allegheny Delaware Valley Obligation A, 5.60% due 11/15/2010 (Insured: MBIA)	Aaa/AAA	$480,000	$523,320
Philadelphia Hospital & High Education Health Systems, 5.25% due 5/15/2006 (Jefferson Health Systems A Project; Insured: MBIA)	Aaa/AAA	3,025,000	3,068,136

PUERTO RICO — 0.38%

Puerto Rico Commonwealth Refunding Series B, 2.50% due 7/1/2029 put 10/3/2005 (Insured: FGIC) (daily demand notes)	Aaa/AAA	1,800,000	1,800,000

RHODE ISLAND — 0.77%

Rhode Island Health & Education Building Hospital Financing, 5.25% due 7/1/2015 (Memorial Hospital Project; LOC: Fleet Bank)	NR/AA	1,325,000	1,408,051
Rhode Island Health & Education Building Refunding, 6.00% due 8/1/2014 (Credit Support: FHA)	NR/AA	1,000,000	1,082,490
Rhode Island Health & Education Building Refunding Higher Education State University, 5.00% due 3/15/2014 (Insured: Radian)	NR/AA	1,065,000	1,127,207

SOUTH CAROLINA — 0.68%

Darlington County Industrial Development, 6.00% due 4/1/2026 (Sonoco Products Co. Project)	A3/A-	3,100,000	3,184,909

SOUTH DAKOTA — 0.22%

South Dakota Housing Development Authority Homeownership Series B, 4.85% due 5/1/2009	Aa1/AAA	1,000,000	1,040,780

TENNESSEE — 0.44%

Knox County Health, 4.90% due 6/1/2031 put 6/1/2011 (Collateralized: FNMA)	NR/AAA	2,000,000	2,050,480

TEXAS — 17.19%

Bexar County Health Facilities Development Corp., 6.125% due 7/1/2022 (Army Retirement Residence Project)	NR/BBB-	1,250,000	1,340,075
Bexar County Housing Finance Corp., 5.50% due 1/1/2016 (Insured: MBIA)	Aaa/NR	600,000	634,074
Bexar County Housing Finance Corp., 5.70% due 1/1/2021 (Insured: MBIA)	Aaa/NR	1,035,000	1,094,512
Bexar County Housing Finance Corp., 6.50% due 12/1/2021	Baa1/NR	2,000,000	2,019,940
Bexar County Housing Finance Corp. Multi Family Housing, 5.40% due 8/1/2012 (Dymaxion & Marrach Park Apts. A Project; Insured: MBIA)	Aaa/NR	1,005,000	1,049,300
Bexar County Housing Finance Corp. Multi Family Housing, 5.95% due 8/1/2020 (Dymaxion & Marrach Park Apts. A Project; Insured: MBIA)	Aaa/NR	1,270,000	1,357,592
Bexar County Housing Finance Corp. Series A, 5.875% due 4/1/2014 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	975,000	1,027,114
Bexar County Housing Finance Corp. Series A, 6.125% due 4/1/2020 (Honey Creek Apartments Project; Insured: MBIA)	Aaa/NR	800,000	834,792
Birdville Independent School District Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/AAA	2,800,000	2,192,988
Brazos River Authority TXU Energy Pollution Control Revenue, 5.05% due 6/1/2030 put 6/19/2006	Baa2/BBB-	2,040,000	2,059,482
Carroll Independent School District Capital Appreciation Refunding, 0% due 2/15/2011 (Guaranty: PSF)	Aaa/AAA	1,130,000	898,779
Central Regional Mobility Authority Revenue Anticipation Notes, 5.00% due 1/1/2008	Aa3/AA	1,100,000	1,144,847
Coppell Independent School District Capital Appreciation Refunding, 0% due 8/15/2013 (Guaranty: PSF)	NR/AAA	5,000,000	3,455,000
De Soto Independent School District Refunding, 5.125% due 8/15/2017 (Guaranty: PSF)	NR/AAA	1,100,000	1,101,573
Donna Independent School District Refunding, 5.00% due 2/15/2015 (Guaranty: PSF)	Aaa/AAA	980,000	1,061,124
Duncanville Independent School District Capital Appreciation Refunding Series B, 0% due 2/15/2016 (Guaranty: PSF)	Aaa/AAA	3,000,000	1,803,180

Certified Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2010 (Guaranty: PSF)	Aaa/AAA	$3,750,000	$3,050,325
El Paso Independent School District Capital Appreciation Refunding, 0% due 8/15/2011 (Guaranty: PSF)	Aaa/AAA	2,500,000	1,915,125
Ennis Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	Aaa/NR	2,460,000	1,839,367
Ennis Independent School District Refunding, 0% due 8/15/2013 (Guaranty: PSF)	Aaa/NR	2,490,000	1,754,628
Ennis Independent School District Refunding, 0% due 8/15/2014 (Guaranty: PSF)	Aaa/NR	2,525,000	1,668,242
Fort Worth Water & Sewer Revenue, 5.25% due 2/15/2009	Aa2/AA	1,000,000	1,063,240
Gulf Coast Center Revenue, 6.75% due 9/1/2020 (Mental Health Retardation Center Project)	NR/BBB	1,320,000	1,423,686
Hays Consolidated Independent School District Capital Appreciation, 0% due 8/15/2013 pre-refunded 8/15/2011 (Guaranty: PSF)	Aaa/AAA	6,245,000	4,513,699
Irving Hospital Authority Series B, 5.80% due 7/1/2009 (Irving Healthcare Systems Project; Insured: FSA)	Aaa/AAA	470,000	471,058
Irving Waterworks & Sewer Revenue Refunding & Improvement, 5.375% due 8/15/2014	Aa2/AA	1,500,000	1,625,475
Laredo Sports Venue Sales Refunding & Improvement, 5.00% due 3/15/2018 (Insured: AMBAC)	Aaa/AAA	2,040,000	2,171,192
Mesquite Independent School District Refunding, 0% due 8/15/2012 (Guaranty: PSF)	NR/AAA	1,420,000	1,057,914
Midlothian Independent School District Capital Appreciation Refunding, 0% due 2/15/2012 (Guaranty: PSF)	Aaa/NR	1,000,000	783,210
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2012 (Insured: Radian)	NR/AA	735,000	804,333
Midtown Redevelopment Authority Tax, 6.00% due 1/1/2013 (Insured: Radian)	NR/AA	500,000	544,450
Pharr San Juan Alamo Independent Building, 5.75% due 2/1/2013 (Guaranty: PSF)	Aaa/AAA	1,000,000	1,089,910
Port Arthur Refunding, 5.00% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	1,000,000	1,055,860
Sabine River Authority Texas Pollution Refunding Series A, 5.80% due 7/1/2022 (TXU Energy Co. Project)	Baa2/BBB-	1,000,000	1,072,180
Sam Rayburn Municipal Power Agency Refunding, 6.00% due 10/1/2016	Baa2/BBB-	3,000,000	3,224,880
Sam Rayburn Municipal Power Agency Refunding Series A, 6.00% due 10/1/2021	Baa2/BBB-	675,000	714,879
San Antonio Hotel Occupancy Revenue Refunding Series B, 5.00% due 8/15/2034 put 8/1/2008 (Insured: AMBAC)	Aaa/AAA	1,350,000	1,415,354
Stafford Economic Development, 6.00% due 9/1/2017 (Insured: FGIC)	Aaa/AAA	1,775,000	2,069,597
Tarrant County Health Facilities, 6.625% due 11/15/2020 pre-refunded 11/15/2010 (Adventist/Sunbelt Project)	A2/A+	3,500,000	4,050,690
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2009 (Wadley Regional Medical Center Project; Insured: MBIA)	Aaa/AAA	500,000	542,265
Texarkana Health Facilities Hospital Refunding Series A, 5.75% due 10/1/2011 (Insured: MBIA)	Aaa/AAA	2,500,000	2,781,425
Texas State Tax & Revenue Anticipation Notes, 4.50% due 8/31/2006	Mig1/SP-1+	5,000,000	5,066,800
Travis County GO, 5.25% due 3/1/2021	Aaa/AAA	1,000,000	1,099,200
Travis County Health Facilities Development Series A, 5.75% due 11/15/2010 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	2,000,000	2,186,120
Travis County Health Facilities Development Series A, 6.25% due 11/15/2014 pre-refunded 11/15/2009 (Ascension Health Project; Insured: MBIA)	Aaa/AAA	3,000,000	3,367,860
Upper Trinity Regional Water District Regional Treated Water Supply Systems Series A, 7.125% due 8/1/2008 (Insured: FGIC)	Aaa/AAA	600,000	652,248
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2015 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	870,000	970,137
Waco Health Facilities Development Corp. Series A, 6.00% due 11/15/2016 pre-refunded 11/15/2009 (Ascension Health Project)	Aa2/AA	1,050,000	1,170,855
West Harris County Municipal Utility Refunding, 6.00% due 3/1/2017 (Insured: Radian)	NR/AA	500,000	527,310

UTAH — 0.95%

Salt Lake City Municipal Building Series B, 5.30% due 10/15/2012 pre-refunded 10/15/2009 (Insured: AMBAC)	Aaa/AAA	1,085,000	1,179,319
Utah Board of Regents Auxiliary Refunding Series A, 5.25% due 5/1/2013	NR/AA	595,000	645,664

24	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Utah County Municipal Building Authority, 5.50% due 11/1/2016 pre-refunded 11/1/2011 (Insured: AMBAC)	Aaa/NR	$1,000,000	$1,102,410
Utah Housing Finance Agency, 6.05% due 7/1/2016 (Credit Support: FHA)	NR/AAA	405,000	419,827
Utah Housing Finance Agency SFMR D-2 Class I, 5.85% due 7/1/2015	Aa2/AA	90,000	90,381
Utah Water Finance Agency Revenue Pooled Loan Financing Program Series A, 5.00% due 10/1/2012 (Insured: AMBAC)	Aaa/NR	940,000	1,018,697

VIRGINIA — 2.69%

Alexandria Industrial Development Authority, 5.90% due 10/1/2020 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,227,360
Alexandria Industrial Development Authority Institute For Defense Analysis Series A, 6.00% due 10/1/2014 (Insured: AMBAC)	Aaa/AAA	1,500,000	1,686,060
Alexandria Industrial Development Authority Institute For Defense Analysis Series A, 6.00% due 10/1/2015 (Insured: AMBAC)	Aaa/AAA	1,590,000	1,795,269
Fauquier County Industrial Development Authority, 5.50% due 10/1/2016 (Insured: Radian)	NR/AA	1,000,000	1,088,020
Hanover County Industrial Development Authority Medical Facilities Revenue, 6.00% due 10/1/2021 (ETM)	Aaa/AAA	795,000	795,127
Norfolk Industrial Development Authority Lease, 5.625% due 9/15/2017 pre-refunded 9/15/2006 (Norfolk Public Health Center Project)	Aa1/AA+	1,000,000	1,044,870
Norton Industrial Development Authority Hospital Refunding, 6.00% due 12/1/2014 (Norton Community Hospital Project; Insured: ACA)	NR/A	1,635,000	1,795,001
Spotsylvania County Industrial Development, 6.00% due 9/1/2019 put 9/1/2008 (Walter Grinders Project; LOC: Deutsche Bank)	NR/NR	2,210,000	2,238,797

WASHINGTON — 6.42%

Benton County Public Utility District Refunding Series A, 5.625% due 11/1/2012 (Insured: FSA)	Aaa/AAA	1,500,000	1,664,805
Energy Northwest Washington Series A, 5.60% due 7/1/2015 pre-refunded 1/1/2007 (Wind Project)	A3/A-	1,000,000	1,059,040
Energy Northwest Washington Series B, 5.10% due 7/1/2009 pre-refunded 1/1/2007 (Wind Project)	A3/A-	745,000	784,448
Grant County Public Utility District-2 Wanapum Hydro Electric Revenue Series C, 6.00% due 1/1/2006 (Insured: AMBAC)	Aaa/AAA	145,000	146,143
Port Longview Industrial Development Corp. Solid Waste Disposal Revenue, 6.875% due 10/1/2008	NR/BBB	1,500,000	1,628,175
Snohomish County Public Utility 001 Systems Notes, 5.00% due 12/1/2005	A1/SP-1+	500,000	501,750
Spokane County School District GO, 0% due 6/1/2019 (Insured: MBIA)	Aaa/AAA	1,240,000	1,115,405
Tacoma Electric Systems Revenue Series A, 5.50% due 1/1/2012 (Insured: FSA)	Aaa/AAA	750,000	824,955
University of Washington Revenue Refunding, 5.25% due 8/15/2009 (University of Washington Medical Center Project; Insured: MBIA)	Aaa/AAA	1,350,000	1,440,153
Vancouver Downtown Redevelopment Senior Series A, 5.50% due 1/1/2018 (Conference Center Project; Insured: ACA)	NR/A	3,500,000	3,726,380
Washington Health Care Facilities, 5.50% due 12/1/2010 (Insured: MBIA)	Aaa/AAA	2,690,000	2,919,618
Washington Health Care Facilities, 6.00% due 12/1/2014 (Insured: MBIA)	Aaa/AAA	1,735,000	1,928,747
Washington Health Care Facilities, 6.00% due 12/1/2015 (Insured: MBIA)	Aaa/AAA	1,945,000	2,161,226
Washington Health Care Facilities Refunding, 6.375% due 10/1/2010 (Insured: FGIC)	Aaa/AAA	1,500,000	1,693,770
Washington Health Care Facilities Sea Mar Community Health Center, 5.60% due 1/1/2018 (LOC: U.S. Bancorp)	Aa1/NR	1,025,000	1,097,262
Washington Nonprofit Housing, 5.60% due 7/1/2011 (Kline Galland Center Project; Insured: Radian)	NR/AA	500,000	534,785
Washington Nonprofit Housing, 5.875% due 7/1/2019 (Kline Galland Center Project; Insured: Radian)	NR/AA	1,000,000	1,079,090
Washington Public Power Supply Capital Appreciation Refunding Series B, 0% due 7/1/2011	Aaa/AA-	1,000,000	800,300
Washington Public Power Supply Refunding Series A, 5.00% due 7/1/2011 (Insured: FSA) (b)	Aaa/AAA	3,030,000	3,215,587
Washington Public Power Supply System, 0% due 7/1/2010 (Project 3)	Aaa/AA-	960,000	804,605
Washington State Multi Family Mortgage Revenue, 6.30% due 1/1/2021 put 1/1/2011 (LOC: US Bank N.A.)	NR/AA-	1,000,000	1,068,350

Certified Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
WISCONSIN — 1.33%

Wisconsin Health & Educational Facilities, 5.75% due 8/15/2020 (Eagle River Memorial Hospital Inc. Project; Insured: Radian)	NR/AA	$1,000,000	$1,081,310
Wisconsin Housing & Economic Development Housing Series A, 5.875% due 11/1/2016 (Insured: AMBAC)	Aaa/AAA	1,980,000	2,084,128
Wisconsin State Health & Educational Facilities Hospital Sisters Services Inc., 4.50% due 12/1/2023 put 12/1/2007 (Insured: FSA)	Aaa/NR	3,000,000	3,071,640

TOTAL INVESTMENTS — 99.47% (COST $448,492,869)			$467,714,840

OTHER ASSETS LESS LIABILITIES — 0.53%			2,487,716

NET ASSETS — 100.00%			$470,202,556

See notes to financial statements.

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

(a)	When-issued security.

(b)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access

AMBAC	Insured by American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax

COP	Certificates of Participation

ETM	Escrowed to Maturity

FGIC	Insured by Financial Guaranty Insurance Co.

FHA	Insured by Federal Housing Administration

FNMA	Collateralized by Federal National Mortgage Association

FSA	Insured by Financial Security Assurance Co.

GNMA	Insured by Government National Mortgage Co.

GO	General Obligation

IBC	Insured Bond Certificate

MBIA	Insured by Municipal Bond Investors Assurance

PSF	Guaranteed by Permanent School Fund

RADIAN	Insured by Radian Asset Assurance

SFMR	Single Family Mortgage Revenue Bond

XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

26	Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Intermediate Municipal Fund

To the Trustees and Class I Shareholders of Thornburg Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

Certified Annual Report	27

EXPENSE EXAMPLE

Thornburg Intermediate Municipal Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administration fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or change fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05-9/30/05
Class I Shares
Actual	$1,000	$1,024.00	$3.39
Hypothetical*	$1,000	$1,021.71	$3.39

†	Expenses are equal to the annualized expense ratio for Class I shares (0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

28	Certified Annual Report

INDEX COMPARISON

Thornburg Intermediate Municipal Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Intermediate Municipal Fund Class I Total Returns, versus

Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index

(July 30, 1996 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2005

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 7/5/96)	2.90%	5.37%	N/A	5.07%

FUND ATTRIBUTES

as of September 30, 2005

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 7/5/96)	3.97%	3.21%	$13.31	$13.31

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for this class of shares.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Certified Annual Report	29

TRUSTEES AND OFFICERS

Thornburg Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, (1) Position Held with Fund(2) Year Elected(4)(6)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A.Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner,Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield,Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D.Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks,Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

30	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Certified Annual Report	31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32	Certified Annual Report

OTHER INFORMATION

Thornburg Intermediate Municipal Fund	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2005, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a category of generally similar mutual funds and a broad based securities index, comparative measures of portfolio risk and share price volatility, and related factors. The Trustees noted that bond indices have limited utility in evaluating fixed income mutual funds. Similarly, the Trustees noted in comparing the Fund to other mutual funds that the value of such comparisons may be limited in some degree because the Fund’s investment approach, and in particular its laddered maturity portfolio, differs from other funds. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments and the Fund’s investment performance. The Trustees noted in this regard the Fund’s above average or better investment performance

Certified Annual Report	33

OTHER INFORMATION, CONTINUED

Thornburg Intermediate Municipal Fund	September 30, 2005 (Unaudited)

as compared to two categories of generally similar mutual funds assembled by independent mutual fund analyst firms.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the overall expenses for the Fund were somewhat higher than average and median expenses for a group of similar mutual funds, and that the management fee was somewhat higher than the median for the same group of funds but that the differences were not significant in view of the investment performance of the Fund and the other factors considered. The Trustees further noted in this regard that the management fee charged to the Fund was comparable to the average management fees for the same group of mutual funds. The Trustees observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

34	Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	39

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Core Strategies for Building Wealth

Thornburg New Mexico Intermediate Municipal Fund

Annual Report – September 30, 2005

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg New Mexico Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

This Fund offers New Mexico investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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Receive your shareholder reports and prospectus online instead of through traditional mail.

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www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. All of the bond funds buy only investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this strategy has served our shareholders well over time.

The bond funds are managed by portfolio managers who have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

In years past, there has been news about improper behavior by some mutual fund companies. Many new rules proposed in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings and bond strategies to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of the new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimum. After all, we are shareholders too, and Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg
Chairman & CEO

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Thornburg New Mexico Intermediate Municipal Fund

September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A Shares is 2.00%. There is no up front sales charge for Class D Shares and no contingent deferred sales charge (CDSC).

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report	5

Letter to Shareholders

George Strickland

Portfolio Manager

October 15, 2005

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg New Mexico Intermediate Municipal Fund. The net asset value (NAV) of the A shares decreased by 18 cents to $13.22 during the twelve months ending September 30, 2005. If you were with us for the entire period, you received dividends of 42.9 cents per share. If you reinvested dividends, you received 43.5 cents per share. Investors who owned D shares received dividends of 39.4 and 39.9 cents per share, respectively.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Higher interest rates on short-term bonds have pushed down the price of many of the bonds owned by the Fund, but have allowed us to buy new bonds at higher yields. The A shares of your Fund produced a total return of 1.88% (at NAV) over the twelve month period ending September 30, 2005, compared to a 2.92% return for the Merrill Lynch 7-12 Year Municipal Bond Index. The Fund was over weighted in bonds that mature in less than eight years. Since the returns of those short-term bonds lagged the return of the index, the Fund’s return lagged the index somewhat.

This has been an eventful year for the bond market and the world. The Federal Reserve has been steadily pushing up the target Fed Funds rate to its current level of 3.75%. Through the end of June, the bond market responded by pushing down yields on long-term bonds, thus flattening the yield curve. A flat yield curve is usually associated with a recession, but the U.S. economy is showing no signs of entering a recession. So, more recently, interest rates have been rising for both short and long-term bonds, in more of a parallel yield curve shift. We believe that this is a more appropriate response by the market to a tightening Fed, a strong economy, and somewhat elevated levels of inflation.

Your Thornburg New Mexico Intermediate Municipal Fund is a laddered portfolio of over 160 municipal obligations from all over New Mexico. Today, your Fund’s weighted average maturity is 7.38 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher.

% of portfolio maturing	Cumulative % maturing
2 years = 14.5%	Year 2 = 14.5%
2 to 4 years = 14.1%	Year 4 = 28.6%
4 to 6 years = 19.3%	Year 6 = 47.9%
6 to 8 years = 12.2%	Year 8 = 60.1%
8 to 10 years = 10.6%	Year 10 = 70.7%
10 to 12 years = 10.5%	Year 12 = 81.2%
12 to 14 years = 8.3%	Year 14 = 89.5%
14 to 16 years = 5.7%	Year 16 = 95.2%
16 to 18 years = 1.3%	Year 18 = 96.5%
Over 18 years = 3.5%	Over 18 years = 100.0%

Percentages can and do vary. Data as of 9/30/05.

6	Certified Annual Report

The chart shown on page 6 describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Thus far in 2005, New Mexico continues to benefit from a strong job market and elevated commodity prices. State revenues are on track to increase an astounding 16.1%. Much of the increase can be attributed to high oil and gas prices, but other areas of the economy are also showing considerable strength. The continued implementation of income tax cuts and the current plan for gas tax relief will likely cut into the current surplus, and the recent indictment of the State Treasurer and his predecessor remind us that risks often show up in places where they are not expected. To reduce credit risk, we have kept 90% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New Mexico Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005

ASSETS
Investments at value (cost $222,342,578)	$228,517,204
Cash	854,457
Receivable for fund shares sold	300,531
Interest receivable	2,933,767
Prepaid expenses and other assets	685

Total Assets	232,606,644

LIABILITIES
Payable for securities purchased	1,066,525
Payable for fund shares redeemed	166,105
Payable to investment advisor and other affiliates (Note 3)	168,474
Accounts payable and accrued expenses	52,825
Dividends payable	240,433

Total Liabilities	1,694,362

NET ASSETS	$230,912,282

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(9,545)
Net unrealized appreciation on investments	6,174,626
Accumulated net realized gain (loss)	(1,142,434)
Net capital paid in on shares of beneficial interest	225,889,635

$230,912,282

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($212,334,944 applicable to 16,061,527 shares of beneficial interest outstanding - Note 4)	$13.22
Maximum sales charge, 2.00% of offering price	0.27

Maximum offering price per share	$13.49

Class D Shares:
Net asset value, offering and redemption price per share ($18,577,338 applicable to 1,404,529 shares of beneficial interest outstanding - Note 4)	$13.23

See notes to financial statements.

8	Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg New Mexico Intermediate Municipal Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Interest income (net of premium amortized of $1,424,906)	$9,625,899

EXPENSES:
Investment advisory fees (Note 3)	1,146,018
Administration fees (Note 3)
Class A Shares	265,558
Class D Shares	20,946
Distribution and service fees (Note 3)
Class A Shares	531,117
Class D Shares	167,549
Transfer agent fees
Class A Shares	84,740
Class D Shares	20,378
Registration and filing fees
Class A Shares	608
Class D Shares	617
Custodian fees (Note 3)	83,269
Professional fees	29,970
Accounting fees	19,519
Trustee fees	4,817
Other expenses	44,827

Total Expenses	2,419,933
Less:
Expenses reimbursed by Investment Advisor (Note 3)	(24,505)
Distribution and service fees waived (Note 3)	(83,497)
Fees paid indirectly (Note 3)	(22,343)

Net Expenses	2,289,588

Net Investment Income	7,336,311

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(38,616)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(3,097,649)

Net Realized and Unrealized Loss on Investments	(3,136,265)

Net Increase in Net Assets Resulting From Operations	$4,200,046

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$7,336,311	$7,737,512
Net realized gain (loss) on investments	(38,616)	75,537
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(3,097,649)	(1,318,602)

Net Increase (Decrease) in Net Assets
Resulting from Operations	4,200,046	6,494,447
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(6,841,095)	(7,294,556)
Class D Shares	(495,216)	(442,956)
FUND SHARE TRANSACTIONS (NOTE 4)
Class A Shares	6,800,512	(7,201,734)
Class D Shares	4,761,448	(492,776)

Net Increase (Decrease) in Net Assets	8,425,695	(8,937,575)
NET ASSETS:
Beginning of year	222,486,587	231,424,162

End of year	$230,912,282	$222,486,587

See notes to financial statements.

10	Certified Annual Report

N OTES TO FINANCIAL STATEMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg New Mexico Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class D shares. Each class of shares of the Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, and (iii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value of investments, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income, of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all funds are allocated among the funds comprising the

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005

Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. The Trust also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to ..125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $11,769 for Class A and $12,736 for Class D shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of Fund shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned no commissions from the sale of Class A shares.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class D shares under which the Fund compensates the Distributor for services in promoting the sale of Class D shares of the Fund at an annual rate of up to .75% per annum of the average daily net assets attributable to Class D shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2005, are set forth in the Statement of Operations. Distribution fees in the amount of $83,497 were waived for Class D shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $22,343.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

12	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,916,830	$38,880,406	4,003,342	$53,491,206
Shares issued to shareholders in reinvestment of dividends	306,539	4,079,149	325,601	4,347,760
Shares repurchased	(2,715,515)	(36,159,043)	(4,879,544)	(65,040,700)

Net Increase (Decrease)	507,854	$6,800,512	(550,601)	$(7,201,734)

Class D Shares
Shares sold	599,941	$8,004,279	486,049	$6,512,327
Shares issued to shareholders in reinvestment of dividends	27,198	362,058	26,023	347,627
Shares repurchased	(270,603)	(3,604,889)	(552,559)	(7,352,730)

Net Increase (Decrease)	356,536	$4,761,448	(40,487)	$(492,776)

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $55,151,682 and $36,614,486, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$222,342,342

Gross unrealized appreciation on a tax basis	$6,581,402
Gross unrealized depreciation on a tax basis	(406,540)

Net unrealized appreciation (depreciation) on investments (tax basis)	$6,174,862

At September 30, 2005, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

Such losses expire as follows:

2006	$7,178
2007	33,677
2008	595,638
2009	320,666
2011	145,437
2013	255

$1,102,851

In order to account for book/tax differences, the Fund increased accumulated net realized gain (loss) by $111, decreased over-distributed net investment income (loss) by $4,828 and increased net paid in capital paid in on shares of beneficial interest by $4,717. Reclassifications result primarily from taxable market discount.

At September 30, 2005, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $39,819. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

All dividends paid by the Fund for the years ended September 30, 2005 and September 30, 2004, represent tax exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report	13

FINANCIAL HIGHLIGHTS

    Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.40	$13.46	$13.42	$13.16	$12.85

Income from investment operations:
Net investment income	0.43	0.45	0.48	0.53	0.59
Net realized and unrealized gain (loss) on investments	(0.18)	(0.06)	0.04	0.26	0.31

Total from investment operations	0.25	0.39	0.52	0.79	0.90
Less dividends from:
Net investment income	(0.43)	(0.45)	(0.48)	(0.53)	(0.59)

Change in net asset value	(0.18)	(0.06)	0.04	0.26	0.31
NET ASSET VALUE, end of year	$13.22	$13.40	$13.46	$13.42	$13.16

RATIOS/SUPPLEMENTAL DATA
Total return(a)	1.88%	3.00%	3.93%	6.16%	7.12%
Ratios to average net assets:
Net investment income	3.22%	3.40%	3.55%	4.01%	4.49%
Expenses, after expense reductions	0.99%	0.96%	0.97%	0.98%	1.01%
Expenses, after expense reductions and net of custody credits	0.98%	0.96%	0.97%	0.98%	—
Expenses, before expense reductions	0.99%	0.96%	0.97%	1.00%	1.01%
Portfolio turnover rate	16.63%	14.66%	16.53%	21.35%	18.77%
Net assets at end of year (000)	$212,335	$208,435	$216,766	$192,749	$158,645

(a)	Sales loads are not reflected in computing total return.

14	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class D Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.41	$13.47	$13.43	$13.16	$12.85

Income from investment operations:
Net investment income	0.39	0.42	0.44	0.49	0.55
Net realized and unrealized gain (loss) on investments	(0.18)	(0.06)	0.04	0.27	0.31

Total from investment operations	0.21	0.36	0.48	0.76	0.86
Less dividends from:
Net investment income	(0.39)	(0.42)	(0.44)	(0.49)	(0.55)

Change in net asset value	(0.18)	(0.06)	0.04	0.27	0.31
NET ASSET VALUE, end of year	$13.23	$13.41	$13.47	$13.43	$13.16

RATIOS/SUPPLEMENTAL DATA
Total return	1.62%	2.70%	3.63%	5.94%	6.84%
Ratios to average net assets:
Net investment income	2.96%	3.11%	3.24%	3.64%	4.23%
Expenses, after expense reductions	1.25%	1.25%	1.25%	1.25%	1.27%
Expenses, after expense reductions and net of custody credits	1.24%	1.24%	1.25%	1.25%	—
Expenses, before expense reductions	1.83%	1.83%	1.88%	2.00%	2.40%
Portfolio turnover rate	16.63%	14.66%	16.53%	21.35%	18.77%
Net assets at end of year (000)	$18,577	$14,051	$14,658	$9,719	$2,831

Certified Annual Report	15

SCHEDULE OF INVESTMENTS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-301, CLASS D - 885-215-624

NASDAQ SYMBOLS: CLASS A - THNMX, CLASS D - THNDX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Alamogordo Hospital Revenue, 5.30% due 1/1/2013 (Insured: Radian)	NR/AA	$3,000,000	$3,082,380
Albuquerque Airport Revenue, 5.00% due 7/1/2007 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,031,780
Albuquerque Airport Revenue Adjustment Refunding, 2.73% due 7/1/2014 put 10/7/2005 (Insured:AMBAC) (weekly demand notes)	VMIG1/A-1	1,600,000	1,600,000
Albuquerque Airport Revenue Refunding, 4.20% due 7/1/2009 (Insured:AMBAC)	Aaa/AAA	610,000	626,812
Albuquerque Airport Revenue Senior Lien Improvement Series B, 5.00% due 7/1/2012 (Insured: MBIA)	Aaa/AAA	1,670,000	1,787,251
Albuquerque Gross Receipts & Lodgers Tax, 2.75% due 7/1/2023 put 10/7/2005 (weekly demand notes)	VMIG1/A-1+	400,000	400,000
Albuquerque Gross Receipts Series B, 0% due 7/1/2012 pre-refunded 7/1/2011	Aaa/AAA	1,775,000	1,381,394
Albuquerque Gross Receipts Unrefunded Balance Series B, 0% due 7/1/2012 (Insured: FSA)	Aaa/AAA	225,000	173,626
Albuquerque Industrial Revenue Refunding, 5.15% due 4/1/2016 (MCT Industries Inc. Project; LOC: Bank of the West)	Aa3/NR	1,170,000	1,219,713
Albuquerque Industrial Revenue Refunding, 5.25% due 4/1/2017 (MCT Industries Inc. Project; LOC: Bank of the West)	Aa3/NR	2,140,000	2,241,243
Albuquerque Joint Water & Sewage Revenue Series A, 0% due 7/1/2008 (Insured: FGIC)	Aaa/AAA	1,600,000	1,463,728
Albuquerque Joint Water & Sewage Systems Revenue, 6.00% due 7/1/2006	Aa3/AA	1,500,000	1,534,860
Albuquerque Joint Water & Sewage Systems Revenue, 4.75% due 7/1/2008	Aa3/AA	100,000	100,145
Albuquerque Joint Water & Sewage Systems Revenue Refunding & Improvement Series A, 5.25% due 7/1/2011	Aa3/AA	1,135,000	1,243,200
Albuquerque Municipal School District Number 12 Refunding, 5.00% due 8/1/2009	Aa2/AA	2,240,000	2,383,786
Albuquerque Municipal School District Number 12 Refunding, 5.10% due 8/1/2014	Aa2/AA	760,000	796,564
Albuquerque Municipal School District Number 12 Refunding, 5.00% due 8/1/2015	Aa2/AA	1,175,000	1,250,576
Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due 7/1/2010 (Insured: FSA)	Aaa/AAA	415,000	445,212
Albuquerque Refuse Removal & Disposal Revenue Refunding Series B, 5.00% due 7/1/2011 (Insured: FSA)	Aaa/AAA	1,000,000	1,080,200
Albuquerque Series B, 5.00% due 7/1/2006	Aa3/AA	2,200,000	2,235,376
Artesia Hospital District, 4.50% due 8/1/2008 (Insured:AMBAC)	Aaa/NR	810,000	839,128
Belen Consolidated School District No 2 Ref Series A, 4.00% due 8/1/2007 (Insured: MBIA)	Aaa/NR	1,000,000	1,017,650
Belen Consolidated School District No 2 Ref Series A, 4.00% due 8/1/2008 (Insured: MBIA)	Aaa/NR	1,000,000	1,023,320
Belen Gasoline Tax Revenue Refunding & Improvement, 5.40% due 1/1/2011	NR/NR	585,000	604,878
Bernalillo County GO, 7.00% due 2/1/2006	Aa1/AA+	400,000	405,532
Bernalillo County GO, 7.00% due 2/1/2007	Aa1/AA+	410,000	431,410
Bernalillo County Gross Receipts, 5.10% due 10/1/2010	Aa3/AA	525,000	559,456
Bernalillo County Gross Receipts Series B, 5.00% due 4/1/2021 (Insured: MBIA)	Aaa/AAA	3,000,000	3,289,410
Bernalillo County Gross Receipts Tax Revenue, 5.50% due 10/1/2011	Aa3/AA	495,000	533,788
Bernalillo County Gross Receipts Tax Revenue, 5.25% due 10/1/2012	Aa3/AA	1,000,000	1,104,260
Bernalillo County Gross Receipts Tax Revenue, 5.75% due 10/1/2015	Aa3/AA	2,000,000	2,175,280
Bernalillo County Multi Family Housing Revenue Series 1988, 4.60% due 11/1/2025 put 11/1/2006 (Sunchase Apartments Project; Insured:AXA Reinsurance Co.)	NR/AA-	2,300,000	2,302,875
Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2017 (Insured: FGIC)	Aaa/NR	1,000,000	1,061,500
Chaves County Gross Receipts Tax Revenue, 5.05% due 7/1/2019 (Insured: FGIC)	Aaa/NR	1,030,000	1,095,580
Chaves County Gross Receipts Tax Revenue, 5.00% due 7/1/2021 (Insured; FGIC)	Aaa/NR	1,410,000	1,481,924
Cibola County Gross Receipts Tax Revenue, 5.875% due 11/1/2008 (Insured:AMBAC)	Aaa/AAA	495,000	533,857
Cibola County Gross Receipts Tax Revenue, 6.00% due 11/1/2010 (Insured:AMBAC)	Aaa/AAA	555,000	621,583
Eastern New Mexico University Revenues Refunding & Improvement, 4.95% due 4/1/2006 (Insured:AMBAC)	Aaa/AAA	500,000	500,845
Farmington Hospital Revenue Series A, 5.125% due 6/1/2018 (San Juan Regional Medical Center Project)	A3/NR	570,000	596,140
Farmington Hospital Revenue Series A, 5.125% due 6/1/2019 (San Juan Regional Medical Center Project)	A3/NR	645,000	672,225

16	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Farmington Municipal School District 5 Refunding, 5.00% due 9/1/2011 (Insured: FSA)	Aaa/NR	$1,000,000	$1,046,550
Farmington Pollution Control Revenue, 2.80% due 9/1/2024 put 10/3/2005 (LOC: Barclays Bank) (daily demand notes)	P1/A-1+	3,630,000	3,630,000
Farmington Pollution Control Revenue Refunding (El Paso Electric), 4.00% due 6/1/2032 put 8/1/2012 (Insured: FGIC)	Aaa/AAA	1,000,000	1,007,040
Farmington Pollution Control Revenue Refunding (Southern Cal. Edison) Series A, 3.55% due 4/1/2029 put 4/1/2010 (Insured: FGIC)	Aaa/AAA	1,000,000	1,001,860
Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2011 (Insured: FSA)	Aaa/AAA	3,000,000	3,240,240
Farmington Utility Systems Revenue Refunding Series A, 5.00% due 5/15/2012 (Insured: FSA)	Aaa/AAA	6,095,000	6,546,639
Gallup Pollution Control Revenue Refunding Tri-State Generation, 5.00% due 8/15/2013 (Insured: AMBAC)	Aaa/AAA	2,060,000	2,209,824
Gallup Pollution Control Revenue Refunding Tri-State Generation, 5.00% due 8/15/2017 (Insured: AMBAC)	Aaa/AAA	3,540,000	3,760,931
Grant County Hospital Facility Revenue, 5.50% due 8/1/2009 (Gila Regional Medical Center Project; Insured: Radian)	NR/AA	1,310,000	1,397,888
Grant County Hospital Facility Revenue, 5.50% due 8/1/2010 (Gila Regional Medical Center Project; Insured: Radian)	NR/AA	1,385,000	1,495,343
Las Cruces Gross Receipts Tax Revenue Refunding & Improvement, 5.00% due 6/1/2009 (Insured: MBIA)	Aaa/NR	1,115,000	1,183,126
Las Cruces Joint Utility Refunding & Improvement Revenue, 6.50% due 7/1/2007 (ETM)	A1/NR	225,000	225,742
Las Cruces School District 2, 5.50% due 8/1/2010	Aa3/NR	1,000,000	1,077,980
Las Cruces School District 2 Refunding, 4.00% due 8/1/2007	Aa3/NR	2,600,000	2,645,890
New Mexico Educational Assistance Foundation Revenue (Guaranteed Student Loans), 6.65% due 3/1/2007	Aaa/NR	975,000	988,611
New Mexico Educational Assistance Foundation Series A 3 (Guaranteed Student Loans), 4.95% due 3/1/2009	Aaa/NR	2,000,000	2,083,460
New Mexico Educational Assistance Student Loan Series 2-B (Guaranteed Student Loans), 5.75% due 12/1/2008	NR/NR	50,000	50,474
New Mexico Finance Authority Revenue Court Facilities Fee, 5.00% due 6/15/2014 pre-refunded 6/15/2011 (Insured: MBIA)	Aaa/AAA	1,295,000	1,395,634
New Mexico Finance Authority Revenue Court Facilities Fee Revenue Series A, 5.50% due 6/15/2020 pre-refunded 6/15/2011 (Insured: MBIA)	Aaa/AAA	2,000,000	2,206,760
New Mexico Finance Authority Revenue Public Project, 5.00% due 6/15/2019 (Insured: MBIA)	Aaa/NR	1,215,000	1,299,771
New Mexico Finance Authority Revenue Refunding, 5.00% due 6/1/2014 (Public Project Revolving Fund B; Insured: MBIA)	Aaa/AAA	2,660,000	2,869,209
New Mexico Finance Authority Revenue Refunding, 5.00% due 6/15/2018 (Public Project Revolving Fund C; Insured: AMBAC)	Aaa/NR	2,915,000	3,130,448
New Mexico Finance Authority Revenue Series A, 4.00% due 4/1/2010 (Cigarette Tax UNM Health Project; Insured: MBIA)	Aaa/AAA	2,300,000	2,361,525
New Mexico Finance Authority Revenue Series B-1, 5.25% due 6/1/2015 (Public Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,098,680
New Mexico Finance Authority Revenue Series C, 5.15% due 6/1/2012 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	255,000	270,415
New Mexico Finance Authority Revenue Series C, 5.25% due 6/1/2013 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	138,303
New Mexico Finance Authority Revenue Series C, 5.35% due 6/1/2014 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	130,000	138,748
New Mexico Finance Authority Revenue Series C, 5.45% due 6/1/2015 pre-refunded 6/1/2009 (Insured: MBIA)	Aaa/AAA	145,000	155,176
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2012	Aa1/AAA	1,725,000	1,856,290
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2013	Aa1/AAA	1,325,000	1,423,593

Certified Annual Report	17

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico Finance Authority Revenue State Office Building Tax Series A, 5.00% due 6/1/2014	Aa1/AAA	$1,875,000	$2,009,531
New Mexico Finance Authority State Transportation Series A, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	2,100,000	2,296,959
New Mexico Financial Authority Revenue Refunding Series C, 5.00% due 6/15/2013 (Insured: AMBAC)	Aaa/NR	2,280,000	2,472,934
New Mexico Financial Authority Revenue Refunding Series C, 5.00% due 6/15/2015 (Insured: AMBAC)	Aaa/NR	2,360,000	2,568,412
New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50% due 6/15/2013 pre-refunded 6/15/2011	Aa2/AA+	2,000,000	2,201,320
New Mexico Highway Commission Revenue Senior Subordinated Lien Tax Series A, 5.50% due 6/15/2014	Aa2/AA+	2,000,000	2,197,420
New Mexico Highway Commission Tax Revenue, 5.125% due 6/15/2010	Aa2/AA+	4,355,000	4,559,554
New Mexico Highway Commission Tax Senior Subordinated Lien, 6.00% due 6/15/2011 pre-refunded 6/15/2009	Aa2/AA+	5,000,000	5,486,350
New Mexico Hospital Equipment Loan, 5.20% due 12/1/2010 pre-refunded 12/1/2007 (Catholic Health Initiatives Project)	NR/AA	1,140,000	1,201,138
New Mexico Hospital Equipment Loan Series A, 5.75% due 8/1/2016 pre-refunded 8/1/2011 (Presbyterian Healthcare Project)	Aa3/AA-	5,205,000	5,861,455
New Mexico Housing Authority Region III Multi Family Housing Revenue Series A, 5.30% due 12/1/2022 (Senior El Paseo Apartments Project; Insured: AMBAC)	Aaa/AAA	1,160,000	1,203,871
New Mexico MFA Forward Mortgage Series C, 6.50% due 7/1/2025 (Collateralized: FNMA/GNMA)	NR/NR	315,000	317,000
New Mexico MFA General, 5.80% due 9/1/2019 pre-refunded 9/1/2009	NR/AAA	775,000	809,046
New Mexico MFA SFMR, 5.70% due 9/1/2014 (Collateralized: FNMA/GNMA)	NR/AAA	115,000	117,001
New Mexico MFA SFMR, 5.75% due 3/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	305,000	310,444
New Mexico MFA SFMR, 0% due 9/1/2019 (GIC: Bayerisch Landesbank)	NR/AAA	385,000	301,751
New Mexico MFA SFMR Series A3, 6.15% due 9/1/2017 (Collateralized: FNMA/GNMA)	NR/AAA	110,000	110,983
New Mexico MFA SFMR Series B2, 5.80% due 1/1/2009 (Collateralized: FNMA/GNMA)	NR/AAA	40,000	40,297
New Mexico MFA SFMR Series B2, 5.80% due 7/1/2009 (Collateralized: FNMA/GNMA)	NR/AAA	25,000	25,208
New Mexico MFA SFMR Series B3, 5.80% due 9/1/2016 (Collateralized: FNMA/GNMA)	NR/AAA	285,000	300,481
New Mexico MFA SFMR Series C2, 6.05% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	430,000	448,838
New Mexico MFA SFMR Series D2, 5.875% due 9/1/2021 (Collateralized: FNMA/GNMA)	NR/AAA	640,000	652,141
New Mexico MFA SFMR Series H, 5.45% due 1/1/2006 (Collateralized: FNMA/GNMA)	NR/AAA	170,000	170,833
New Mexico MFA SFMR Series H, 5.45% due 7/1/2006 (Collateralized: FNMA/GNMA)	NR/AAA	175,000	177,492
New Mexico MFA Single Family Series E2, 5.875% due 9/1/2020	NR/AAA	385,000	410,726
New Mexico Mortgage Finance Multi Family Refunding Series B, 5.00% due 7/1/2031 put 7/1/2011 (Sombra Del Oso Apartments Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,040,700
New Mexico Mortgage Finance Multi Family Refunding Series C, 5.00% due 7/1/2031 put 7/1/2011 (Riverwalk Apartments Project; Collateralized: FNMA)	Aaa/NR	1,910,000	1,987,737
New Mexico Mortgage Finance Multi Family Refunding Series D, 5.00% due 7/1/2031 put 7/1/2011 (Tierra Pointe I Apartments Project; Collateralized: FNMA)	Aaa/NR	2,785,000	2,898,350
New Mexico Mortgage Finance Multi Family Series A, 6.05% due 7/1/2028 (Sandpiper Apartments Project; Insured: FHA)	NR/AAA	2,335,000	2,510,242
New Mexico State Highway Commission Revenue Infrastructure Senior Subordinated Lien C, 5.00% due 6/15/2012	Aa2/AA+	1,000,000	1,078,030
New Mexico State Highway Commission Tax Revenue Senior Subordinated Lien, 5.75% due 6/15/2009	Aa2/AA+	1,095,000	1,192,006
New Mexico State Highway Commission Tax Series A, 5.00% due 6/15/2010 (ETM)	Aa2/AA+	255,000	273,771
New Mexico State Highway Commission Tax Series A, 5.00% due 6/15/2010	Aa2/AA+	245,000	262,716
New Mexico State Hospital Equipment Loan Council Hospital Revenue Series A, 4.80% due 8/1/2010 (Presbyterian Healthcare Project)	Aa3/AA-	500,000	523,290
New Mexico State Severance Tax, 5.00% due 7/1/2007	Aa2/AA	1,475,000	1,525,194
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2007	Aa2/AA	1,645,000	1,700,979
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2008	Aa2/AA	675,000	697,154

18	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New Mexico State Severance Tax Refunding Series A, 5.00% due 7/1/2009	Aa2/AA	$2,500,000	$2,656,000
New Mexico State Supplemental Severance Series A, 5.00% due 7/1/2011 pre-refunded 7/1/2007	Aa3/A+	1,000,000	1,033,510
New Mexico State University Revenues Refunding & Improvement, 4.00% due 4/1/2006 (Insured: FSA)	Aaa/AAA	1,260,000	1,267,308
New Mexico State University Revenues Refunding & Improvement, 5.00% due 4/1/2013 (Insured: FSA)	Aaa/AAA	1,000,000	1,087,220
New Mexico Supplemental Severance Series A, 5.00% due 7/1/2008	Aa3/A+	5,000,000	5,155,450
Puerto Rico Public Buildings Authority Revenue Refunding Government Facilities Series F, 5.25% due 7/1/2019 (Insured: XLCA)	Aaa/AAA	1,000,000	1,121,030
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2014 (Insured: FGIC)	Aaa/AAA	955,000	1,038,410
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2016 (Insured: FGIC)	Aaa/AAA	555,000	601,431
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2017 (Insured: FGIC)	Aaa/AAA	1,110,000	1,197,302
Rio Rancho Gross Receipts Tax, 5.00% due 6/1/2022 (Insured: FGIC)	Aaa/AAA	1,000,000	1,058,900
Rio Rancho Water & Wastewater System, 6.50% due 5/15/2006 (Insured: FSA)	Aaa/AAA	1,000,000	1,022,280
Rio Rancho Water & Wastewater System, 5.25% due 5/15/2007 (Insured:AMBAC)	NR/AAA	1,695,000	1,755,257
Ruidoso Municipal School District 3, 6.35% due 8/1/2006 (Insured: FSA)	Aaa/AAA	250,000	257,230
San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25% due 5/15/2014	A1/NR	400,000	433,728
San Juan County Gasoline Tax/Motor Vehicle Revenue Refunding & Improvement, 5.25% due 5/15/2022	A1/NR	1,725,000	1,833,951
San Juan County Gross Receipts, 5.30% due 9/15/2009	A1/NR	410,000	428,876
San Juan County Gross Receipts Refunding, 5.00% due 6/15/2014 (Insured: MBIA)	Aaa/AAA	1,225,000	1,327,569
San Juan County Gross Receipts Refunding, 5.00% due 6/15/2017 (Insured: MBIA)	Aaa/AAA	1,370,000	1,471,257
San Juan County Gross Receipts Tax Revenue Senior Series B, 5.50% due 9/15/2016 (Insured:AMBAC)	Aaa/AAA	1,180,000	1,308,467
San Juan County Gross Receipts Tax Revenue Subordinated Series A, 5.75% due 9/15/2021 (Insured:AMBAC)	Aaa/AAA	1,000,000	1,119,020
Sandoval County Incentive Payment, 4.25% due 12/1/2006	NR/NR	2,600,000	2,640,586
Sandoval County Incentive Payment, 5.00% due 6/1/2020	NR/A+	1,390,000	1,457,262
Sandoval County Landfill Revenue Refunding & Improvement, 5.50% due 8/15/2015	Baa2/NR	1,420,000	1,488,771
Sandoval County Landfill Revenue Refunding & Improvement, 5.75% due 8/15/2018	Baa2/NR	1,335,000	1,411,856
Sandoval County Revenue Refunding Series B, 5.75% due 2/1/2010 (Intel Project)	NR/NR	840,000	853,784
Santa Fe County, 5.00% due 7/1/2007 (Insured: MBIA)	Aaa/NR	640,000	649,523
Santa Fe County, 5.00% due 7/1/2008 (Insured: MBIA)	Aaa/NR	785,000	796,681
Santa Fe County, 7.25% due 7/1/2029 (Rancho Viejo Improvement District Project)	NR/NR	1,845,000	1,952,047
Santa Fe County Correctional Systems Revenue, 5.20% due 2/1/2012 (Insured: FSA)	Aaa/AAA	515,000	561,803
Santa Fe County Correctional Systems Revenue, 5.00% due 2/1/2018 (Insured: FSA)	Aaa/AAA	1,000,000	1,084,380
Santa Fe County Revenue Series 1990, 9.00% due 1/1/2008 (Office & Training Facilities Project) (ETM)	NR/NR	626,000	704,838
Santa Fe County Revenue Series A, 5.50% due 5/15/2015 (El Castillo Retirement Project)	NR/BBB-	1,250,000	1,268,900
Santa Fe County Revenue Series A, 5.80% due 5/15/2018 (El Castillo Retirement Project)	NR/BBB-	1,835,000	1,835,587
Santa Fe Educational Facilities Revenue, 5.00% due 3/1/2007 (St. John’s College Project)	NR/BBB-	200,000	203,286
Santa Fe Educational Facilities Revenue, 5.10% due 3/1/2008 (St. John’s College Project)	NR/BBB-	210,000	215,416
Santa Fe Educational Facilities Revenue, 5.40% due 3/1/2017 (St. John’s College Project)	NR/BBB-	1,215,000	1,228,098
Santa Fe SFMR, 5.25% due 11/1/2005 (Collateralized: FNMA/GNMA)	Aaa/NR	20,000	20,033
Santa Fe SFMR, 6.00% due 11/1/2010 (Collateralized: FNMA/GNMA)	Aaa/NR	85,000	87,712
Santa Fe SFMR, 6.10% due 11/1/2011 (Collateralized: FNMA/GNMA)	Aaa/NR	140,000	142,951
Santa Fe SFMR, 6.20% due 11/1/2016 (Collateralized: FNMA/GNMA)	Aaa/NR	140,000	140,238
Santa Fe Solid Waste Management Agency Facility Revenue, 6.00% due 6/1/2006	NR/NR	775,000	788,888
Santa Fe Solid Waste Management Agency Facility Revenue, 6.10% due 6/1/2007	NR/NR	875,000	912,441
Santa Fe Utility Revenue Refunding Series A, 5.35% due 6/1/2011 (Insured:AMBAC)	Aaa/AAA	1,230,000	1,261,107
Taos County Gross Receipts County Education Improvement, 4.75% due 10/1/2012	Baa1/NR	1,500,000	1,514,235
Taos Municipal School District 1 Refunding, 5.00% due 9/1/2008 (Insured: FSA)	Aaa/NR	450,000	474,876
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2010 (Insured: FSA & FHA)	Aaa/AAA	500,000	530,590

Certified Annual Report	19

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 7/1/2010 (Insured: FSA & FHA)	Aaa/AAA	$1,855,000	$1,978,265
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2012 (Insured: FSA & FHA)	Aaa/AAA	500,000	536,540
University of New Mexico Hospital Mortgage Revenue Bonds, 5.00% due 1/1/2020 (Insured: FSA & FHA)	Aaa/AAA	2,310,000	2,435,387
University of New Mexico Hospital Revenue Bonds, 5.00% due 1/1/2016 (Insured: FSA & FHA)	Aaa/AAA	2,920,000	3,115,903
University of New Mexico Revenue Hospital Mortgage, 5.00% due 1/1/2019 (Insured: FSA & FHA)	Aaa/AAA	3,000,000	3,169,560
University of New Mexico Revenue Refunding & Improvement Subordinated Lien Systems Series A, 5.25% due 6/1/2017	Aa3/AA	1,730,000	1,881,790
University of New Mexico Revenue Refunding & Improvement Subordinated Lien Systems Series A, 5.25% due 6/1/2021	Aa3/AA	1,000,000	1,079,770
University of New Mexico Revenue Refunding & Systems Improvement Subordinated Lien, 5.00% due 6/1/2015 (Insured:AMBAC)	Aaa/AAA	1,590,000	1,730,079
University of New Mexico Revenue Refunding Subordinated Lien, 5.25% due 6/1/2016	Aa3/AA	645,000	702,386
University of New Mexico Revenue Refunding Subordinated Lien A, 5.25% due 6/1/2018	Aa3/AA	1,825,000	1,985,126
University of New Mexico Revenue Refunding Subordinated Lien Systems Series A, 5.25% due 6/1/2015	Aa3/AA	1,195,000	1,308,453
University of New Mexico Revenue Refunding Subordinated Lien Systems Series A, 5.25% due 6/1/2018	Aa3/AA	1,200,000	1,309,752
University of New Mexico Revenue Series A, 5.25% due 6/1/2013	Aa3/AA	665,000	726,253
University of New Mexico Revenue Series A, 5.25% due 6/1/2014	Aa3/AA	335,000	365,857
University of New Mexico Revenue Series A, 6.00% due 6/1/2021	Aa3/AA	610,000	720,142
Ventana West Public Improvement District Special Tax, 6.625% due 8/1/2023	NR/NR	2,000,000	2,121,140
Villa Hermosa Multi Family Housing Revenue, 5.85% due 11/20/2016 (Collateralized: GNMA)	NR/AAA	1,105,000	1,144,725

TOTAL INVESTMENTS — 98.96% (Cost $ 222,342,578)			$228,517,204

OTHER ASSETS LESS LIABILITIES — 1.04%			2,395,078

NET ASSETS — 100.00%			$230,912,282

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHA	Insured by Federal Housing Administration
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance
MFA	Mortgage Finance Authority
RADIAN	Insured by Radian Asset Assurance
SFMR	Single Family Mortgage Revenue Bond
XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

20	Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg New Mexico Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New Mexico Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New Mexico Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

Certified Annual Report	21

EXPENSE EXAMPLE

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05-9/30/05
Class A Shares
Actual	$1,000	$1,019.40	$4.90
Hypothetical*	$1,000	$1,020.22	$4.90
Class D Shares
Actual	$1,000	$1,018.80	$6.29
Hypothetical*	$1,000	$1,018.84	$6.29

†	Expenses are equal to the annualized expense ratio for each class (A: 0.97% and D: 1.24%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

22	Certified Annual Report

INDEX COMPARISON

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg New Mexico Intermediate Municipal Fund Class A Total Returns, versus

Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index

(June 30, 1991 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2005 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 6/18/91)	(0.13)%	3.98%	4.19%	5.14%
D Shares (Incep: 6/1/99)	1.62%	4.13%	N/A	3.78%

FUND ATTRIBUTES

as of September 30, 2005

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 6/18/91)	3.26%	2.73%	$13.22	$13.49
D Shares (Incep: 6/1/99)	2.99%	2.51%	$13.23	$13.23

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains, as well as applicable sales charges. Class A Shares are sold with a maximum sales charge of 2.00%. There is no up front sales charge for Class D Shares and no contingent deferred sales charge (CDSC).

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

Certified Annual Report	23

TRUSTEES AND OFFICERS

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D. Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

24	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thonburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Certified Annual Report	25

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

26	Certified Annual Report

OTHER INFORMATION

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2005, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New Mexico Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other single state fixed income mutual funds, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a category of generally similar mutual funds and a broad based securities index, comparative measures of portfolio risk and share price volatility, and related factors. The Trustees noted that bond indices have limited utility in evaluating fixed income mutual funds. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in a small single state market with unusual characteristics and the Fund’s investment performance. The Trustees noted in this regard the Fund’s average or better investment performance and lower share price volatility as compared to a category of single state mutual funds assembled by an independent mutual fund analyst firm. The Trustees also noted that categories of single state fixed income mutual funds selected from a variety

Certified Annual Report	27

OTHER INFORMATION, CONTINUED

Thornburg New Mexico Intermediate Municipal Fund	September 30, 2005 (Unaudited)

of states are only roughly comparable to the Fund due to the Fund’s laddered portfolio and investments in a relatively small and unique market.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and compared the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the overall expenses for the Fund were somewhat higher than average and median expenses for a group of single state fixed income mutual funds, and that the management fee was somewhat higher than the median fee for the same group of funds, but that the differences were not notable in view of the size of the Fund and the other factors considered. The Trustees further noted in this regard that the management fee charged to the Fund was comparable to the average management fees for the same group of single state mutual funds. The Trustees observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

28	Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

This page is not part of the Annual Report.	29

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30	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	31

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Core Strategies for Building Wealth

Thornburg Florida Intermediate Municipal Fund

Annual Report – September 30, 2005

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, market ability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Florida Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with preservation of capital.

The Fund offers Florida investors double tax-free yields (may be subject to Alternative Minimum Tax) in a laddered municipal bond portfolio with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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2 This page is not part of the Annual Report.

Message

            from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. All of the bond funds buy only investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this strategy has served our shareholders well over time.

The bond funds are managed by portfolio managers who have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

In years past, there has been news about improper behavior by some mutual fund companies. Many new rules proposed in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings and bond strategies to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of the new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimum. After all, we are shareholders too, and Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust everyday.

Sincerely,

Garrett Thornburg
Chairman & CEO

This page is not part of the Annual Report. 3

Thornburg Florida Intermediate Municipal Fund

September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002 , which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4 Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A Shares is 2.00%.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of September 30, 2005. The manager’s views, port-folio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Anyone or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed- rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report 5

Letter to Shareholders

George Strickland

Portfolio Manager

October 18, 2005

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Florida Intermediate Municipal Fund. The net asset value (NAV) of the A shares decreased by 16 cents to $12.24 during the twelve months ended September 30, 2005. If you were with us for the entire period, you received dividends of 39.5 cents per share. If you reinvested dividends, you received 40.1 cents per share.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Higher interest rates on short-term bonds have pushed down the price of many of the bonds owned by the Fund, but have allowed us to buy new bonds at higher yields. The A shares of your Fund produced a total return of 1.92% (at NAV) over the twelve month period ended September 30, 2005, compared to a 2.92% return for the Merrill Lynch 7-12 Year Municipal Bond Index. The Fund was over weighted in bonds that mature in less than eight years. Since the returns of those short-term bonds lagged the return of the index, the Fund’s return lagged the index slightly.

This has been an eventful year for the bond market and the world. The Federal Reserve has been steadily pushing up the target Fed Funds rate to its current level of 3.75%. Through the end of June, the bond market responded by pushing down yields on long-term bonds, thus flattening the yield curve. A flat yield curve is usually associated with a recession, but the U.S. economy is showing no signs of entering a recession. So, more recently, interest rates have been rising for both short and long-term bonds, in more of a parallel yield curve shift. We believe that this is a more appropriate response by the market to a tightening Fed, a strong economy, and somewhat elevated levels of inflation.

Your Thornburg Florida Intermediate Municipal Fund is a laddered portfolio of over 60 municipal obligations from all over Florida. Today, your Fund’s weighted average maturity is 6.8 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

Thus far in 2005, Florida continues to benefit from a booming job market and a rapidly growing economy. Private sector employment growth through August, 2005 was 3.5%, the 7th fastest rate among the 50 states. State General Fund revenues were $320 million above estimates in the recently completed fiscal year. Both Moody’s and Standard and Poor’s have upgraded the state’s debt ratings in 2005. However, Florida’s debt burden has risen steadily and the health care and education needs of a rapidly growing and aging population are considerable. To reduce credit risk, we have kept 87% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

% of portfolio maturing			Cumulative % maturing
2 years	=	7.8%	Year 2	=	7.8%
2 to 4 years	=	10.7%	Year 4	=	18.5%
4 to 6 years	=	20.8%	Year 6	=	39.3%
6 to 8 years	=	14.2%	Year 8	=	53.5%
8 to 10 years	=	22.1%	Year 10	=	75.6%
10 to 12 years	=	17.3%	Year 12	=	92.9%
12 to 14 years	=	2.7%	Year 14	=	95.6%
14 to 16 years	=	3.3%	Year 16	=	98.9%
16 to 18 years	=	0.0%	Year 18	=	98.9%
Over 18 years	=	1.1%	Over 18 years	=	100.0%

Percentages can and do vary. Data as of 9/30/05.

6 Certified Annual Report

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg Florida Intermediate Municipal Fund.

Sincerely,

George Strickland
Portfolio Manager

Certified Annual Report 7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Florida Intermediate Municipal Fund	September 30, 2005

ASSETS
Investments at value (cost $48,956,360)	$50,187,876
Cash	437,235
Receivable for investments sold	215,000
Receivable for fund shares sold	71,562
Interest receivable	855,731

Total Assets	51,767,404

LIABILITIES
Payable for securities purchased	1,052,530
Payable for fund shares redeemed	4,270
Payable to investment advisor and other affiliates (Note 3)	36,818
Accounts payable and accrued expenses	29,541
Dividends payable	85,268

Total Liabilities	1,208,427

NET ASSETS	$50,558,977

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(719)
Net unrealized appreciation on investments	1,231,516
Accumulated net realized gain (loss)	(627,085)
Net capital paid in on shares of beneficial interest	49,955,265

$50,558,977

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($50,558,977 applicable to 4,130,283 shares of beneficial interest outstanding - Note 4)	$12.24
Maximum sales charge, 2.00% of offering price	0.25

Maximum offering price per share	$12.49

See notes to financial statements.

8 Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg Florida Intermediate Municipal Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Interest income (net of premium amortized of $482,870)	$2,297,797

EXPENSES:
Investment advisory fees (Note 3)	274,542
Administration fees (Note 3)	68,636
Distribution and service fees (Note 3)	137,271
Transfer agent fees	25,269
Custodian fees (Note 3)	32,051
Professional fees	22,886
Accounting fees	4,709
Trustee fees	2,187
Other expenses	21,349

Total Expenses	588,900
Less:
Management fees waived by investment advisor (Note 3)	(40,386)
Fees paid indirectly (Note 3)	(5,311)

Net Expenses	543,203

Net Investment Income	1,754,594

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold	(114,586)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(627,001)

Net Realized and Unrealized Loss on Investments	(741,587)

Net Increase in Net Assets Resulting From Operations	$1,013,007

See notes to financial statements.

Certified Annual Report 9

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Florida Intermediate Municipal Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,754,594	$1,834,787
Net realized gain (loss) on investments sold	(114,586)	154,900
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(627,001)	(446,787)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,013,007	1,542,900
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(1,754,594)	(1,834,787)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(6,389,026)	4,069,773

Net Increase (Decrease) in Net Assets	(7,130,613)	3,777,886
NET ASSETS:
Beginning of year	57,689,590	53,911,704

End of year	$50,558,977	$57,689,590

See notes to financial statements.

10 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Florida Intermediate Municipal Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg Florida Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund will also invest primarily in municipal obligations within the state of Florida, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value of investments, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income, of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the

Certified Annual Report 11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Florida Intermediate Municipal Fund	September 30, 2005

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. For the year ended September 30, 2005, the Advisor voluntarily waived investment advisory fees of $40,386. The Fund entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of Fund shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $65 from the sale of Class A shares.

Pursuant to a service plan, under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $5,311.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	1,188,263	$14,686,495	2,536,845	$31,559,903
Shares issued to shareholders in reinvestment of dividends	56,858	700,091	61,460	761,112
Shares repurchased	(1,766,341)	(21,775,612)	(2,273,113)	(28,251,242)

Net Increase (Decrease)	(521,220)	$(6,389,026)	325,192	$4,069,773

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short term investments) of $14,737,082 and $17,372,330, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$48,955,641
Gross unrealized appreciation on a tax basis	$1,355,325
Gross unrealized depreciation on a tax basis	(123,090)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,232,235

At September 30, 2005, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2005, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire as follows:

2008	$223,600
2009	282,018

$505,618

12 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Florida Intermediate Municipal Fund	September 30, 2005

At September 30, 2005 the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $122,186. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

In order to account for permanent book/tax differences, the Fund increased over-distributed net investment income (loss) by $331 and decreased accumulated net realized investment loss by $331. This reclassification results primarily due to the difference in tax treatment of market discounts and has no impact on the net asset value of the Fund.

All dividends paid by the Fund for the year ended September 30, 2005 and September 30, 2004, represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes.

Certified Annual Report 13

FINANCIAL HIGHLIGHTS

    Thornburg Florida Intermediate Municipal Fund

	Year Ended September 30,
Class A Shares:	2005	2004	2003	2002	2001
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.40	$12.46	$12.57	$12.24	$11.73

Income from investment operations:
Net investment income	0.39	0.40	0.45	0.52	0.55
Net realized and unrealized gain (loss) on investments	(0.16)	(0.06)	(0.1 1)	0.33	0.51

Total from investment operations	0.23	0.34	0.34	0.85	1.06
Less dividends from:
Net investment income	(0.39)	(0.40)	(0.45)	(0.52)	(0.55)

Change in net asset value	(0.16)	(0.06)	(0.1 1)	0.33	0.51
NET ASSET VALUE, end of year	$12.24	$12.40	$12.46	$12.57	$12.24

RATIOS/SUPPLEMENTAL DATA
Total return(a)	1.92%	2.76%	2.77%	7.10%	9.20%
Ratios to average net assets:
Net investment income	3.20%	3.20%	3.60%	4.18%	4.55%
Expenses, after expense reductions	1.00%	0.89%	0.91%	0.85%	0.89%
Expenses, after expense reductions and net of custody credits	0.99%	0.89%	0.91%	0.84%
Expenses, before expense reductions	1.07%	1.03%	1.06%	1.06%	1.10%
Portfolio turnover rate	27.67%	36.69%	30.98%	30.28%	22.99%
Net assets at end of year (000)	$50,559	$57,690	$53,912	$41,860	$28,934

(a)	Sales loads are not reflected in computing total return.

14 Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Florida Intermediate Municipal Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-707

NASDAQ SYMBOLS: CLASS A -THFLX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Broward County Multi Family Housing, 5.40% due 10/1/2011 (Pembroke Park Apts Project; Guaranty: Florida Housing Finance Corp.)	NR/NR	$680,000	$704,065
Broward County Resource Recovery Revenue Refunding, 5.375% due 12/1/2009 (Wheelabrator South Project)	A3/AA	1,240,000	1,321,257
Capital Projects Finance Authority Student Housing, 5.50% due 10/1/2012 (Capital Projects Student Housing; Insured: MBIA)	Aaa/AAA	820,000	894,997
Capital Trust Agency Multi Family Housing Revenue Series A, 5.15% due 11/1/2030 put 1 1/1/2010 (Shadow Run Project; Collateralized: FNMA)	Aaa/NR	1,000,000	1,053,500
Collier County Housing Finance Authority Multi Family Revenue A-1, 4.90% due 2/15/2032 put 2/15/2012 (Goodlette Arms Project; Collateralized: FNMA)	Aaa/NR	800,000	816,816
Cooper City Utility Systems Capital Appreciation Refunding Series A, 0% due 10/1 /2013 (Insured: AMBAC)	Aaa/AAA	3,000,000	1,792,140
Crossings at Fleming Island Community Development Refunding Series A, 5.60% due 5/1/2012 (Insured: MBIA)	Aaa/AAA	350,000	385,539
Crossings at Fleming Island Community Development Refunding Series B, 5.45% due 5/1/2010 (Insured: MBIA)	Aaa/AAA	714,000	756,026
Dade County Seaport Revenue Refunding Series E, 8.00% due 10/1/2008 (Insured: MBIA)	Aaa/AAA	655,000	744,132
Deltona Utility Systems Revenue, 5.25% due 10/1/2015 (Insured: MBIA)	Aaa/AAA	1,185,000	1,301,758
Duval County HFA Multi Family Housing Revenue Series 1996,5.35% due 9/1/2006 (St. Augustine Apartments Project)	NR/AA-	260,000	263,523
Duval County Multi Family Housing Revenue Refunding, 5.90% due 9/1/2016 (St. Augustine Apartments Project)	NR/AA-	700,000	716,877
Enterprise Community Development District Florida Water & Sewer Revenue, 6.125% due 5/1/2024 (Insured: MBIA)	Aaa/AAA	230,000	230,568
Escambia County Health Facilities Revenue Baptist Hospital Baptist Manor, 5.125% due 10/1/2014	A3/BBB+	1,000,000	1,031,670
Escambia County Health Facility Revenue, 5.95% due 7/1/2020 (Florida Health Care Facility Loan Project; Insured: AMBAC)	Aaa/NR	560,000	599,486
First Florida Govt. Financing Commission Revenue Refunding Series B, 5.50% due 7/1/2016 (Insured: AMBAC)	Aaa/NR	300,000	340,398
Florida Board of Education Capital Outlay, 9.125% due 6/1/2014	Aa1/AAA	905,000	1,175,821
Florida Board of Education Capital Outlay Public Education Series C, 5.50% due 6/1/2013 (Insured: FGIC)	Aaa/AAA	1,000,000	1,111,350
Florida Finance Corp. Revenue Homeowner Mortgage Series 1,4.80% due 1/1/2016	Aa2/AA	540,000	551,961
Florida Housing Finance Agency, 4.00% due 12/1/2007 (Multi Family Guaranteed Mortgage; LOC: Wachovia Bank)	NR/NR	1,000,000	1,002,310
Florida Housing Finance Corp. Revenue Housing D 1, 5.10% due 10/1/2011 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	200,000	206,560
Florida Housing Finance Corp. Revenue Housing D 1, 5.40% due 4/1/2014 (Augustine Club Apartments Project; Insured: MBIA)	Aaa/NR	415,000	429,363
Florida State Board of Education Series C,6.00% due 5/1/2007 (ETM)	NR/NR	300,000	300,999
Florida State Board of Education Series D, 6.20% due 5/1/2007 (ETM)	Aaa/AAA	220,000	220,785
Florida State Department of Environmental Protection Revenue Series A, 5.00% due 7/1/2017 (Florida Forever Project; Insured: FGIC)	Aaa/AAA	1,000,000	1,076,160
Grand Haven Community Development District Florida Special Assessment Series A, 6.90% due 5/1/2019	NR/NR	275,000	278,597
Gulf Breeze Revenue, 4.50% due 12/1/2015 put 12/1/2007 (Insured: FGIC)	Aaa/AAA	250,000	255,033
Gulf Breeze Revenue, 4.70% due 12/1/2015 put 12/1/2010 (Insured: FGIC)	Aaa/AAA	375,000	391,020
Highlands County Health Facilities Refunding Series B (Adventist Health Hospital Project), 5.00% due 11/15/2019 put 11/15/2015 (a)	A2/A+	1,000,000	1,047,720
Hillsborough County Aviation Authority Revenue Tampa International Airport Series A, 5.25% due 10/1/2009 (Insured: MBIA)	Aaa/AAA	1,000,000	1,065,990

Certified Annual Report 15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Florida Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Hillsborough County Industrial Development Authority, 5.10% due 10/1/2013 (Tampa Electric Co. Project)	Baa2/BBB-	$1,000,000	$1,053,120
Jacksonville Electric St. John’s River Park Systems Revenue Refunding Issue-2 17th Series, 5.25% due 10/1/2012	Aa2/AA-	1,000,000	1,087,690
Jacksonville Health Facilities Authority Hospital Revenue, 5.75% due 8/15/2014 pre-refunded 8/15/201 1	Aa2/NR	1,000,000	1,095,290
Lee County COP, 4.90% due 10/1/2006 (Master Lease Project; Insured: AMBAC)	Aaa/AAA	500,000	500,815
Miami Dade County School Board Series B, 5.00% due 5/1/2031 put 5/1/201 1 (Insured: MBIA)	Aaa/AAA	1,000,000	1,069,880
Miami Dade County Special Housing Revenue Refunding, 5.80% due 10/1/2012 (HUD Section 8)	Baa3/NR	925,000	896,085
Miami Dade County Special Obligation Capital Asset Acquisition Series A-2, 5.00% due 4/1/2011 (Insured: AMBAC)	Aaa/AAA	825,000	890,522
Miami Refunding, 5.375% due 9/1/2015 (Insured: MBIA)	Aaa/AAA	1,000,000	1,100,760
North Miami Health Facilities Authority Revenue, 6.00% due 8/15/2024 (Catholic Health Services Obligation Group Project; LOC: Suntrust Bank)	Aa3/NR	300,000	310,704
Okeechobee County Florida Solid Waste Revenue, 4.20% due 7/1/2039 put 7/1/2009 (Waste Management Landfill A Project)	NR/A-2	1,000,000	1,007,200
Orange County Health Facilities Authority Revenue Refunding, 6.25% due 1 1/15/2008 (Adventist Health Systems Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,023,850
Orange County Health Facilities Authority Revenue Refunding, 5.125% due 6/1/2014 (Mayflower Retirement Project; Insured: Radian)	NR/AA	1,000,000	1,042,210
Orange County Health Facilities Authority Revenue Refunding, 6.375% due 11/15/2020 (Adventist Health Systems Project) pre-refunded 11/15/2010	A2/A+	1,000,000	1,145,690
Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2013 (Orlando Regional Hospital Project; Insured: MBIA)	Aaa/AAA	440,000	512,305
Orange County Health Facilities Authority Revenue Unrefunded Balance Series A, 6.25% due 10/1/2016 (Insured: MBIA)	Aaa/AAA	300,000	355,377
Orange County Housing Finance Authority, 6.10% due 10/1/2005 (Collateralized: FNMA/GNMA)	NR/AAA	20,000	20,001
Orange County Housing Finance Authority Multi Family, 5. 50% due 7/1/2010 (Insured: MBIA)	Aaa/NR	425,000	444,635
Orange County School Board COP Series A, 5.50% due 8/1/2017 (Insured: MBIA)	Aaa/AAA	735,000	810,029
Orange County Solid Waste Facility Revenue Refunding, 5.00% due 10/1/201 1 (Insured: MBIA)	Aaa/AAA	500,000	536,510
Orlando & Orange County Expressway Revenue, 8.25% due 7/1/2014 (Insured: FGIC)	Aaa/AAA	500,000	666,165
Palm Beach County Industrial Development Revenue Series 1996,6.10% due 12/1/2007 pre-refunded 12/1/2006 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank)	NR/A	515,000	543,320
Palm Beach County Industrial Development Revenue Series 1996,6.20% due 12/1/2008 pre-refunded 12/1/2006 (Lourdes-Noreen McKeen-Geriatric Care Project; LOC: Allied Irish Bank)	NR/A	270,000	285,155
Palm Beach County School Board COP Series D, 5.00% due 8/1/2012 (Insured: FSA)	Aaa/AAA	400,000	434,028
Palm Beach County Solid Waste Revenue Refunding Series A, 6.00% due 10/1/2010 put 7/1/2010 (Insured: AMBAC)	Aaa/AAA	1,000,000	1,114,320
Pasco County Housing Finance Authority MFHR, 5.50% due 6/1/2027 put 6/1/2008 (Cypress Trail Apartments Project; Guaranty: Axa Reinsurance)	NR/AA-	1,020,000	1,032,485
Pensacola Airport Revenue, 6.25% due 10/1/2005 (Insured: MBIA)	Aaa/AAA	690,000	690,062
Pensacola Airport Revenue Series B, 5.40% due 10/1/2007 (Insured: MBIA)	Aaa/AAA	275,000	281,267
Pinellas County Educational Facility Authority Revenue, 8.00% due 2/1/2011 pre-refunded 2/1/2006 (Clearwater Christian College Project)	NR/NR	515,000	532,685
Port Everglades Authority Port Improvement Revenue Refunding Series A, 5.00% due 9/1/2016 (Insured: FSA) (b)	Aaa/AAA	2,000,000	2,008,860
Sarasota County Public Hospital Series A, 2.95% due 7/1/2037 put 10/3/2005 (Sarosota Memorial Hospital Project; Insured: AMBAC) (daily demand notes)	VMIG1/NR	830,000	830,000
St Johns County Florida Industrial Development Authority Series A, 5.50% due 8/1/2014 (Presbyterian Retirement Project)	NR/NR	1,000,000	1,080,130
Tampa Revenue, 5.50% due 11/15/2013 (Insured: MBIA)	Aaa/AAA	1,050,000	1,171,244
Tohopekaliga Water Authority Utility Series A, 5.25% due 10/1/2016 (Insured: FSA)	Aaa/AAA	1,345,000	1,476,541
USF Financing Corp. COP Master Lease Program Series A, 5.00% due 7/1/2018 (Insured: AMBAC)	Aaa/AAA	$1,000,000	$1,072,520

TOTAL INVESTMENTS — 99.27% (Cost $ 48,956,360)			$50,187,876

OTHER ASSETS LESS LIABILITIES — 0.73%			371,101

NET ASSETS — 100.00%			$50,558,977

16 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Florida Intermediate Municipal Fund	September 30, 2005

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

(a)	When-issued security.

(b)	Segregated as collateral for a when-issued security.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
COP	Certificates of Participation
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FNMA	Collateralized by Federal National Mortgage Association
FSA	Insured by Financial Security Assurance Co.
GNMA	Insured by Government National Mortgage Co.
MBIA	Insured by Municipal Bond Investors Assurance
RADIAN	Insured by Radian Asset Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Annual Report 17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Florida Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg Florida Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Florida Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

18 Certified Annual Report

EXPENSE EXAMPLE

Thornburg Florida Intermediate Municipal Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31,2005 and held until September 30, 2005.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05-9/30/05
Class A Shares
Actual	$1,000	$1,021.00	$5.01
Hypothetical*	$1,000	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for Class A shares (0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report 19

INDEX COMPARISON

Thornburg Florida Intermediate Municipal Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Florida Intermediate Municipal Fund Class A Total Returns, versus

Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index

(February 1, 1994 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2005 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 2/1/94)	(0.09)%	4.29%	4.42%	4.39%

FUND ATTRIBUTES

as of September 30, 2005

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep:2/1/94)	3.45%	2.93%	$12.24	$12.49

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains, as well as applicable sales charges. Class A Shares are sold with a maximum sales charge of 2.00%.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Fund’s NAV and current distributions.

20 Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Florida Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974-1996.	None

Owen D. Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002-2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

Certified Annual Report 21

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Florida Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOTTRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003-2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999-2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995-2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999-2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003-2004.	Not applicable

22 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Florida Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001-2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002-2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report 23

OTHER INFORMATION

Thornburg Florida Intermediate Municipal Fund	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2005, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Florida Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other single state fixed income mutual funds, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a category of generally similar mutual funds and a broad based securities index, comparative measures of portfolio risk and share price volatility, and related factors. The Trustees noted that bond indices have limited utility in evaluating fixed income mutual funds. Similarly, the Trustees noted in comparing the Fund to other mutual funds that the value of such comparisons may be limited in some degree because the Fund’s investment approach, and in particular its laddered maturity portfolio, differs from other funds. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in a single state environment and its investment performance. The Trustees noted in this regard that the Fund’s performance was comparable to the average of a category of

24 Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Florida Intermediate Municipal Fund	September 30, 2005 (Unaudited)

generally similar Florida fixed income funds selected by an independent analyst firm, and that the Fund’s share price volatility was lower than a category of longer term single state funds selected by an independent analyst firm.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waivers of fees, comparisons of the Advisor’s fee, and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and compared the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the overall expenses for the Fund were somewhat lower than average and comparable to median expenses for a group of similar mutual funds. The Trustees further noted in this regard that the stated management fee chargeable to the Fund was comparable to the average and median management fees for other Florida fixed income mutual funds in the group, but that the actual fee was lower due to the Advisor’s waiver of fees. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report 25

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

26 This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report. 27

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Core Strategies for Building Wealth

Thornburg New York Intermediate Municipal Fund

Annual Report – September 30, 2005

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg New York Intermediate Municipal Fund

Laddering – an All Weather Strategy

The Fund’s investment objective is to obtain as high a level of current income exempt from Federal, New York State and New York City individual income taxes as is consistent with preservation of capital.

The Fund offers New York investors double (or for New York City residents triple) tax-free yields (may be subject to Alternative Minimum Tax) from a laddered portfolio with an average maturity of ten years or less. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder.The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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2	This page is not part of the Annual Report

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. All of the bond funds buy only investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this strategy has served our shareholders well over time.

The bond funds are managed by portfolio managers who have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

In years past, there has been news about improper behavior by some mutual fund companies. Many new rules proposed in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings and bond strategies to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of the new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimum. After all, we are shareholders too, and Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg Chairman & CEO

This page is not part of the Annual Report.	3

Thornburg New York Intermediate Municipal Fund

September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A Shares is 2.00%.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Merrill Lynch 7-12 Year Municipal Bond Index – A widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Weighted Average Maturity – A weighted average of all the effective maturities of the bonds in a portfolio. Effective maturity takes into consideration mortgage prepayments, puts, sinking funds, adjustable coupons, and other features of individual bonds and is thus a more accurate measure of interest-rate sensitivity. Longer-maturity funds are generally considered more interest-rate sensitive than their shorter counterparts.

Certified Annual Report	5

Letter to Shareholders

George Strickland

Portfolio Manager

October 19, 2005

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg New York Intermediate Municipal Fund. The net asset value (NAV) of the A shares decreased by 20 cents to $12.44 during the twelve months ended September 30, 2005. If you were with us for the entire period, you received dividends of 41.5 cents per share. If you reinvested dividends, you received 42.2 cents per share.

Over the last twelve months, interest rates on bonds that mature in ten years or less have risen, while interest rates on long-term bonds have fallen. Higher interest rates on short-term bonds have pushed down the price of many of the bonds owned by the Fund, but have allowed us to buy new bonds at higher yields. The A shares of your Fund produced a total return of 1.73% (at NAV) over the twelve month period ended September 30, 2005, compared to a 2.92% return for the Merrill Lynch 7-12 Year Municipal Bond Index. The Fund was over weighted in bonds that mature in less than eight years. Since the returns of those short-term bonds lagged the return of the index, the Fund’s return lagged the index somewhat.

This has been an eventful year for the bond market and the world. The Federal Reserve has been steadily pushing up the target Fed Funds rate to its current level of 3.75%. Through the end of June, the bond market responded by pushing down yields on long-term bonds, thus flattening the yield curve. A flat yield curve is usually associated with a recession, but the U.S. economy is showing no signs of entering a recession. So, more recently, interest rates have been rising for both short and long-term bonds, in more of a parallel yield curve shift. We believe that this is a more appropriate response by the market to a tightening Fed, a strong economy, and somewhat elevated levels of inflation.

Your Thornburg New York Intermediate Municipal Fund is a laddered portfolio of 50 municipal obligations from all over New York. Your Fund’s weighted average maturity is 6.31 years. We ladder the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. Laddering intermediate bonds accomplishes two goals. First, the staggered bond maturities contained in a ladder defuse interest-rate risk and dampen the Fund’s price volatility. Second, laddering gives the Fund a steady cash flow stream from maturing bonds to reinvest toward the top of the ladder where yields are typically higher. The chart shown here describes the percentages of your Fund’s bond portfolio maturing in each of the coming years.

% of portfolio maturing		Cumulative % maturing
2 years	= 17.1%	Year 2	= 17.1%
2 to 4 years	= 12.8%	Year 4	= 29.9%
4 to 6 years	= 15.7%	Year 6	= 45.6%
6 to 8 years	= 17.8%	Year 8	= 63.4%
8 to 10 years	= 14.5%	Year 10	= 77.9%
10 to 12 years	= 5.7%	Year 12	= 83.6%
12 to 14 years	= 11.6%	Year 14	= 95.2%
14 to 16 years	= 1.2%	Year 16	= 96.4%
16 to 18 years	= 0.0%	Year 18	= 96.4%
Over 18 years	= 3.6%	Over 18 years	= 100.0%

Percentages can and do vary. Data as of 9/30/05.

6	Certified Annual Report

Thus far in 2005, New York continues to benefit from a strong job market and robust financial markets. Since the end of the state’s recent recession in August 2003, New York has added more than 147,000 private sector jobs and the unemployment rate has dipped to 4.7%. State receipts through August 2005 are running 11.4% ahead of last year and $698 million above the Financial Plan Estimate. However, the state and local economy is tied closely to the financial services industry which has proven to be quite volatile in the past. Furthermore, state and local debt levels are significantly above national averages. To reduce credit risk, we have kept 92% of the portfolio in bonds rated A or above and maintained broad diversification across issuers and market sectors.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your Fund to perform consistently well in varying interest rate environments. Thank you for investing in Thornburg New York Intermediate Municipal Fund.

Sincerely,

George Strickland Portfolio Manager

Certified Annual Report	7

STATEMENT OF ASSETS AND LIABILITIES

Thornburg New York Intermediate Municipal Fund	September 30, 2005

ASSETS
Investments at value (cost $39,909,718)	$41,081,439
Cash	420,883
Receivable for fund shares sold	15,972
Interest receivable	508,290
Prepaid expenses and other assets	1,199

Total Assets	42,027,783

LIABILITIES
Payable for securities purchased	542,925
Payable for fund shares redeemed	8,176
Payable to investment advisor and other affiliates (Note 3)	28,866
Accounts payable and accrued expenses	30,447
Dividends payable	41,895

Total Liabilities	652,309

NET ASSETS	$41,375,474

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(8,584)
Net unrealized appreciation on investments	1,171,721
Accumulated net realized gain (loss)	(69,725)
Net capital paid in on shares of beneficial interest	40,282,062

$41,375,474

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($41,375,474 applicable to 3,327,132 shares of beneficial interest outstanding - Note 4)	$12.44
Maximum sales charge, 2.00% of offering price	0.25

Maximum offering price per share	$12.69

See notes to financial statements.

8	Certified Annual Report

STATEMENT OF OPERATIONS

Thornburg New York Intermediate Municipal Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Interest income (net of premium amortized of $361,723)	$1,881,778

EXPENSES:
Investment advisory fees (Note 3)	219,024
Administration fees (Note 3)	54,756
Distribution and service fees (Note 3)	109,512
Transfer agent fees	33,824
Registration and filing fees	298
Custodian fees (Note 3)	27,549
Professional fees	21,610
Accounting fees	6,001
Trustee fees	1,266
Other expenses	21,708

Total Expenses	495,548
Less:
Management fees waived by investment advisor (Note 3)	(55,668)
Fees paid indirectly (Note 3)	(6,212)

Net Expenses	433,668

Net Investment Income	1,448,110

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments sold	(50,108)
Increase (decrease) in unrealized appreciation (depreciation) of investments	(668,668)

Net Realized and Unrealized Loss on Investments	(718,776)

Net Increase in Net Assets Resulting From Operations	$729,334

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg New York Intermediate Municipal Fund

	Year Ended September 30, 2005	Three Months Ended September 30, 2004	Year Ended June 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$1,448,110	$356,933	$1,460,526
Net realized gain (loss) on investments sold	(50,108)	11,068	7,282
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(668,668)	629,517	(1,325,587)

Net Increase (Decrease) in Net Assets Resulting from Operations	729,334	997,518	142,221
DIVIDENDS TO SHAREHOLDERS:
From net investment income Class A Shares	(1,448,110)	(356,933)	(1,460,846)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(3,448,315)	2,350,704	4,106,329

Net Increase (Decrease) in Net Assets	(4,167,091)	2,991,289	2,787,704
NET ASSETS:
Beginning of period	45,542,565	42,551,276	39,763,572

End of period	$41,375,474	$45,542,565	$42,551,276

See notes to financial statements.

10	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg New York Intermediate Municipal Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg California Limited Term Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent, in the view of the Fund’s investment advisor, with the preservation of capital. The Fund will also invest primarily in municipal obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the Fund will seek to have dividends paid to its individual shareholders exempt from New York City income taxes. The Fund currently offers only one class of shares of beneficial interest, Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value of investments, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Fund are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable (if any) and tax exempt income of the Fund to the shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized to call dates or maturity dates of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases

Certified Annual Report	11

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2005

and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .50 of 1% to .275 of 1% per annum of the average daily net assets of the Fund. For the year ended September 30, 2005, the Advisor voluntarily waived investment advisory fees of $55,668. The Trust entered into an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of Fund shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $74 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of the Fund’s average daily net assets for payments made by the Advisor to securities dealers and other persons for distribution of the Fund’s shares and to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $6,212.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Three Months Ended September 30, 2004		Year Ended June 30, 2004
	Shares	Amount	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	413,556	$5,190,988	289,811	$3,647,279	940,980	$11,918,550
Shares issued to shareholders in reinvestment of dividends	73,108	916,743	18,199	229,327	73,809	933,594
Shares repurchased	(762,664)	(9,556,046)	(121,053)	(1,525,902)	(690,958)	(8,745,815)

Net Increase (Decrease)	(276,000)	$(3,448,315)	186,957	$2,350,704	323,831	$4,106,329

12	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2005

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $12,077,364 and $13,644,984, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$39,909,203

Gross unrealized appreciation on a tax basis	$1,180,948
Gross unrealized depreciation on a tax basis	(8,712)

Net unrealized appreciation (depreciation) on investments (tax basis)	$1,172,236

At September 30, 2005, the Fund did not have any undistributed tax-exempt/ordinary net income or undistributed capital gains.

At September 30, 2005, the Fund had tax basis capital losses of $20,132, which may be carried over to offset future capital gains. Such capital loss carryovers expire September 30, 2011.

The Fund utilized $252 of its loss carry forward during the year ended September 30, 2005. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations.

At September 30, 2005, the Fund deferred capital losses occurring subsequent to October 31, 2004 of $50,108. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

The tax character of distributions paid by the Fund for the year ended September 30, 2005, three months ended September 30, 2004, and year ended June 30, 2004 was as follows:

	9/30/05	9/30/04	6/30/04
Tax-exempt income	$1,448,110	$356,933	$1,460,846

Certified Annual Report	13

FINANCIAL HIGHLIGHTS

    Thornburg New York Intermediate Municipal Fund

	Year Ended Sept. 30, 2005	3 Months Ended Sept. 30, 2004(c)		Year Ended June 30,
				2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.64	$12.46		$12.86	$12.63	$12.55	$12.16

Income from investment operations:
Net investment income	0.42	0.10		0.45	0.51	0.54	0.62
Net realized and unrealized gain (loss) on investments	(0.20)	0.18		(0.40)	0.25	0.08	0.39

Total from investment operations	0.22	0.28		0.05	0.76	0.62	1.01

Less dividends from:
Net investment income	(0.42)	(0.10)		(0.45)	(0.51)	(0.54)	(0.62)
Realized capital gains	—	—		—	(0.02)	—	—

Total distributions	(0.42)	(0.10)		(0.45)	(0.53)	(0.54)	(0.62)

Change in net asset value	(0.20)	0.18		(0.40)	0.23	0.08	0.39
NET ASSET VALUE, end of period	$12.44	$12.64		$12.46	$12.86	$12.63	$12.55

RATIOS/SUPPLEMENTAL DATA
Total return(a)	1.73%	2.26%		0.36%	6.16%	5.05%	8.44%
Ratios to average net assets:
Net investment income	3.31%	3.19	%(b)	3.51%	4.02%	4.29%	4.95%
Expenses, after expense reductions	1.00%	0.99	%(b)	0.99%	0.93%	0.87%	0.87%
Expenses, after expense reductions and net of custody credits	0.99%	0.99	%(b)	0.99%	0.93%	0.87%	—
Expenses, before expense reductions	1.12%	1.18	%(b)	1.11%	1.10%	1.09%	1.13%
Portfolio turnover rate	28.70%	4.27%		13.46%	15.57%	17.66%	21.96%
Net assets at end of period (000)	$41,375	$45,543		$42,551	$39,764	$32,076	$25,855

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(b)	Annualized.
(c)	The Fund’s fiscal year-end changed to September 30.

14	Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg New York Intermediate Municipal Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-665

NASDAQ SYMBOLS: CLASS A - THNYX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Amherst Industrial Development Agency Civic Facility Revenue, 5.75% due 4/1/2015 (Insured: ACA)	NR/A	$465,000	$500,712
Bethlehem Central School District GO, 7.10% due 11/1/2006 (Insured: AMBAC)	Aaa/AAA	700,000	730,758
Brookhaven Industrial Development Agency Revenue, 4.375% due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project; LOC: Northfork Bank)	A1/A-	1,060,000	1,068,851
Canastota Central School District GO, 7.10% due 6/15/2007 (ETM)	A2/NR	215,000	229,764
Canastota Central School District GO, 7.10% due 6/15/2008 (ETM)	A2/NR	205,000	226,605
Hempstead Industrial Development Agency Resource Recovery Revenue, 5.00% due 12/1/2010 put 6/1/2010 (American Ref-Fuel Project)	Ba1/BB+	1,000,000	1,043,240
Long Island Power Authority Electric Systems Revenue General Series A, 6.00% due 12/1/2007 (Insured: AMBAC)	Aaa/AAA	785,000	833,442
Long Island Power Authority General Series B, 5.00% due 12/1/2006	A3/A-	1,000,000	1,024,550
Monroe County Industrial Development Agency Revenue, 6.45% due 2/1/2014 (Civic Facility - DePaul Community Facility Project; Insured: Sonyma)	Aa1/NR	880,000	889,469
Nassau Health Care Corp., 6.00% due 8/1/2011 pre-refunded 8/1/2009	Aaa/AAA	530,000	594,231
New York City Industrial Development Agency Civic Facility Revenue Refunding, 6.00% due 8/1/2006 (YMCA Greater New York Project)	Baa1/NR	580,000	594,100
New York City Municipal Water Finance Authority Series B, 5.75% due 6/15/2013 (ETM)	Aaa/AAA	1,000,000	1,056,760
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue Series C, 2.80% due 6/15/2022 put 10/3/2005 (daily demand notes)	VMIG1/A-1+	1,000,000	1,000,000
New York City Transitional Refunding Future Tax Secured C, 5.25% due 8/1/2016 (Insured: AMBAC)	Aaa/AAA	1,365,000	1,492,559
New York City Trust Cultural Resources Revenue, 5.75% due 7/1/2014 (Museum of American Folk Art Project; Insured: ACA)	NR/A	920,000	989,994
New York Dormitory Authority Lease Revenue Series A, 5.25% due 8/15/2013 (Insured: FSA)	Aaa/AAA	1,000,000	1,079,870
New York Dormitory Authority Revenue, 5.25% due 7/1/2010 (Insured: Radian)	NR/AA	350,000	376,586
New York Dormitory Authority Revenue, 5.25% due 7/1/2011 (Insured: Radian)	NR/AA	370,000	400,847
New York Dormitory Authority Revenue AIDS Long Term Health Care Facility, 5.00% due 11/1/2012	Aa1/NR	2,000,000	2,125,380
New York Dormitory Authority Revenue Mental Health Services A, 5.50% due 2/15/2019 pre-refunded 8/15/2011 (Insured: MBIA)	Aaa/AAA	1,085,000	1,209,656
New York Dormitory Authority Revenue Mental Health Services Facilities Improvement A, 5.00% due 2/15/2015 (Insured: AMBAC)	Aaa/AAA	1,900,000	2,068,169
New York Dormitory Authority Revenue Refunding, 6.10% due 7/1/2019 (Ryan Clinton Community Health Center Project; Insured: Sonyma)	Aa1/NR	1,000,000	1,105,880
New York Dormitory Authority Revenue Unrefunded Mental Health Services A, 5.50% due 2/15/2019 (Insured: MBIA)	Aaa/AAA	30,000	32,893
New York Dormitory Authority School District Bond Financing Program Series A, 5.50% due 7/1/2009 (State Aid Withholding)	NR/A+	575,000	619,488
New York Environmental Facilities Corp. PCR Water Series E, 6.875% due 6/15/2014 (State Revolving Fund)	Aaa/AAA	400,000	404,300
New York Housing Finance Service Series A, 6.375% due 9/15/2015 pre-refunded 9/15/2007	A2/AAA	665,000	706,582
New York Medical Care Facilities Finance Agency Revenue, 6.125% due 2/15/2014 (Insured: FHA)	Aa2/AA	5,000	5,059
New York Mortgage Agency Revenue, 5.85% due 10/1/2017	Aaa/NR	125,000	129,841
New York Refunded Series G, 6.75% due 2/1/2009 (ETM)	Aaa/AAA	50,000	55,767
New York Refunding Series A, 5.50% due 8/1/2014 (Insured: FSA)	Aaa/AAA	1,000,000	1,112,010
New York Refunding Series H, 5.00% due 8/1/2018	A1/A+	1,000,000	1,053,960
New York Series F, 5.50% due 8/1/2006 (ETM)	Aaa/AAA	5,000	5,111
New York Series H 4, 2.79% due 3/1/2034 put 10/3/2005 (LOC: BONY) (daily demand notes)	VMIG1/A-1+	500,000	500,000
New York State Dormitory Authority Revenue Personal Income Tax, 5.50% due 3/15/2012	A1/AA	1,000,000	1,106,540
New York State Dormitory Authority Revenue Refunding, 5.00% due 2/15/2010 (Wyckoff Heights Project; Insured: AMBAC)	Aaa/AAA	1,000,000	1,052,130

Certified Annual Report	15

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York State GO, 9.875% due 11/15/2005	A1/AA	$500,000	$504,175
New York State Mortgage Agency Revenue Series 70, 5.375% due 10/1/2017	Aa1/NR	300,000	310,563
New York State Thruway Authority General Revenue Series F, 5.00% due 1/1/2018 (Insured: AMBAC)	Aaa/AAA	2,000,000	2,148,480
New York State Thruway Authority Service Contract Revenue Refunding, 5.50% due 4/1/2013 (Local Highway & Bridge Project; Insured: XLCA)	Aaa/AAA	1,000,000	1,099,250
New York State Urban Development Corp. Revenue Refunding Facilities A, 6.50% due 1/1/2011 (Correctional Capital Project; Insured: FSA)	Aaa/AAA	1,000,000	1,144,290
New York Unrefunded Series G, 6.75% due 2/1/2009 (Insured: MBIA-IBC)	Aaa/AAA	950,000	1,055,440
New York Urban Development Corp. Correctional Facilities Revenue, 0% due 1/1/2008	A2/AA-	2,000,000	1,852,900
Newark Wayne Community Hospital Revenue Series B, 5.875% due 1/15/2033 (Insured: AMBAC)	Aaa/AAA	1,480,000	1,483,389
Oneida County Industrial Development Agency Revenue, 6.00% due 1/1/2010 (Insured: Radian)	NR/AA	375,000	410,482
Oneida County Industrial Development Agency Revenue, 6.10% due 6/1/2020 (Civic Facility Presbyterian Home Project; LOC: HSBC Bank USA)	Aa2/NR	450,000	487,197
Port Chester Industrial Development Agency Refunding, 4.75% due 7/1/2031 put 7/1/2011 (American Foundation Project; Collateralized: FNMA)	NR/AAA	750,000	788,647
Puerto Rico Electric Power Authority Power Revenue Refunding Series J, 5.375% due 7/1/2017 (Insured: XLCA)	Aaa/AAA	545,000	614,684
Tobacco Settlement Financing Corp. New York Revenue Asset Backed Series A-1C, 5.00% due 6/1/2012 (Secured: State Contingency Contract)	A2/AA-	850,000	860,923
Utica Industrial Development Agency Civic Facility Revenue, 5.25% due 7/15/2016 (Munson Williams Proctor Institute Project)	A1/NR	210,000	228,852
Valley Central School District Montgomery, 7.15% due 6/15/2007 (Insured: AMBAC)	Aaa/AAA	625,000	667,063

TOTAL INVESTMENTS — 99.29% (Cost $39,909,718)			$41,081,439

OTHER ASSETS LESS LIABILITIES — 0.71%			294,035

NET ASSETS — 100.00%			$41,375,474

Footnote Legend

See notes to financial statements.

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ACA	Insured by American Capital Access

AMBAC	Insured by American Municipal Bond Assurance Corp.

BONY	Letter of Credit from Bank of New York

ETM	Escrowed to Maturity

FHA	Insured by Federal Housing Administration

FNMA	Collateralized by Federal National Mortgage Association

FSA	Insured by Financial Security Assurance Co.

GO	General Obligation

MBIA	Insured by Municipal Bond Investors Assurance

MBIA-IBC	Insured by Municipal Bond Investors Assurance - Insured Bond Certificates

RADIAN	Insured by Radian Asset Assurance

SONYMA	State of New York Mortgage Authority

XLCA	Insured by XL Capital Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

16	Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg New York Intermediate Municipal Fund

To the Trustees and Shareholders of

Thornburg New York Intermediate Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg New York Intermediate Municipal Fund (one of the Portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

Certified Annual Report	17

E XPENSE EXAMPLE

Thornburg New York Intermediate Municipal Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05-9/30/05
Class A Shares
Actual	$1,000	$1,018.20	$5.01
Hypothetical*	$1,000	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for class A shares (0.99%) multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	Certified Annual Report

INDEX COMPARISON

Thornburg New York Intermediate Municipal Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg New York Intermediate Municipal Fund Class A Total Returns, versus

Merrill Lynch 7-12 Year Municipal Bond Index and Consumer Price Index

(September 30, 1997 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2005 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 9/5/97)	(0.32)%	3.96%	N/A	4.16%

FUND ATTRIBUTES

as of September 30, 2005

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 9/5/97)	3.48%	2.61%	$12.44	$12.69

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains, as well as applicable sales charge. Class A Shares are sold with a maximum sales charge of 2.00%

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

The Merrill Lynch 7-12 Year Municipal Bond Index represents a broad measure of market performance. It is a model portfolio of municipal obligations throughout the U.S., with an average maturity which ranges from seven to twelve years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

Certified Annual Report	19

TRUSTEES AND OFFICERS

Thornburg New York Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D. Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

20	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Certified Annual Report	21

TRUSTEES AND OFFICERS, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds.Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

22	Certified Annual Report

OTHER INFORMATION

Thornburg New York Intermediate Municipal Fund	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2005, 100% of dividends paid by the Fund are tax exempt dividends for Federal Income Tax purposes. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg New York Intermediate Municipal Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds and broad based securities indices, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a category of generally similar mutual funds and a broad based securities index, comparative measures of portfolio risk and share price volatility, and related factors. The Trustees noted that bond indices have limited utility in evaluating fixed income mutual funds.

Similarly, the Trustees noted in comparing the Fund to other mutual funds that the value of such comparisons may be limited in some degree because the Fund’s investment approach, and in particular its laddered maturity portfolio, differs from other funds. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in a single state environment and the Fund’s investment performance. The Trustees noted in this regard that the Fund’s investment

Certified Annual Report	23

OTHER INFORMATION, CONTINUED

Thornburg New York Intermediate Municipal Fund	September 30, 2005 (Unaudited)

performance was generally comparable to (but slightly lower than) the average of a category of New York fixed income funds selected by an independent analyst firm which were generally similar to the Fund, but which typically invested lesser proportions of their portfolios in investment grade securities. The Trustees also noted that the Fund’s share price volatility was lower than a category of longer term New York funds selected by an independent analyst firm.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of fees, comparisons of the Advisor’s fee, and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and compared the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the overall expenses for the Fund were somewhat lower than average and comparable to median expenses for a group of similar mutual funds. The Trustees further noted in this regard that the management fee chargeable to the Fund was comparable to the average and median management fees for the same group of New York fixed income mutual funds, but that the actual fee was lower due to the Advisor’s waiver of fees. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

24	Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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26	This page is not part of the Annual Report

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report	27

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Core Strategies for Building Wealth

Thornburg Limited Term Income Funds

Annual Report – September 30, 2005

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

The Funds’ objectives are to obtain as high a level of current income as is consistent with the preservation of capital.

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio of short/intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of five years or less.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of five years or less.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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Receive your shareholder reports and prospectus online instead of through traditional mail.

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www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. All of the bond funds buy only investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this strategy has served our shareholders well over time.

The bond funds are managed by portfolio managers who have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

In years past, there has been news about improper behavior by some mutual fund companies. Many new rules proposed in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings and bond strategies to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of the new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimum. After all, we are shareholders too, and Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust everyday.

Sincerely,

Garrett Thornburg
Chairman & CEO

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Thornburg Limited Term Income Funds

September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A Shares is 1.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. C shares include a 0.50% CDSC for the first year only. There is no up-front sales charge for R1 shares.

Performance data given at net asset value (NAV) does not take into account these sales charges. If the sales charges had been included, the performance would have been lower.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Basis Point – A unit for measuring a bond yield that is equal to 1/100th of a 1% yield. A 1% change =100 basis points (bps)

Consumer Price Index (CPI) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Certified Annual Report	5

Letter to Shareholders

Steve Bohlin

Portfolio Manager

October 15, 2005

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund for the twelve months ended September 30, 2005. The net asset value (NAV) of an A share of the Thornburg Limited Term Income Fund ended the period at $12.51. If you were invested for the entire period, you received dividends of 47.2 cents per share. If you reinvested your dividends, you received 48.0 cents per share. Investors who owned C shares received 44.0 and 44.7 cents per share, respectively. The NAV of an A share of the Thornburg Limited Term U.S. Government Fund ended the period at $12.76. If you were invested for the entire period, you received dividends of 33.4 cents per share. If you reinvested your dividends, you received 33.8 cents per share. Investors who owned C shares received 30.3 and 30.6 cents per share, respectively. Please read the accompanying exhibits for more detailed information and history.

Interest rates on U.S. Treasuries generally rose during the last year. The five-year Treasury yield rose from 3.38% to end the period at 4.19%. However, the market fluctuated widely in the interim. For example, the yield on a five-year U.S. Treasury ranged between a high of 4.33% and a low of 3.25% over the period. Interest rates mostly rose through March before starting a downward trend through June. Market yields rose rapidly through July before starting a downward trend in August before rising again in September. There was also a flattening of the yield curve as shorter term interest rates rose more than longer term rates. Quality spreads (the additional yield on a corporate bond) contracted through March, widened through the first part of June, contracted until the middle of August and widened again through the end of the period. When all is said and done, credit spreads are about the same for A – AAA (S&P) rated credits and a little wider for the lowest investment grade (BBB S&P rated) credits compared to a year ago.

Putting income and the change in price together, the A shares of the Thornburg Limited Term Income Fund produced a total return of 1.44% over the year, assuming a beginning-of-the-period investment at the net asset value. The Lehman Intermediate Government/Credit Index produced a 1.50% total return over the same time period. The A shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 0.66% over the year, assuming a beginning-of-the-period investment at the net asset value. The Lehman Intermediate Government Index produced a 1.31% total return over the same time period. The Funds kept their maturities concentrated in the front years of the ladder. The Limited Term U.S. Governement Fund had a shorter average maturity than the Limited Term Income Fund. The flattening of the yield curve caused shorter term bonds to underperform longer term bonds. For example, the yield on a one-year Treasury rose 191 basis points while the yield on a ten-year Treasury rose only 20 basis points. We have kept our durations shorter than the indices thus far in 2005, because we believe doing so will improve the Funds’ return relative to the indices if interest rates continue to rise.

Longer-term interest rates are lower today than when the Federal Reserve Board Open Market Committee started raising rates in June of 2004. In the face of 275 basis points of rate increases, this seems astounding. This seems especially astounding if one considers that GDP growth has continued at or above trend for the last two years and that the year-over-year increase in CPI is tracking 4.7%. Today, the real yield on the ten-year Treasury note is negative: the CPI inflation rate is higher than the yield on a ten-year Treasury note. This last happened in 1980, when inflation was in the 12% to 13% range. Inflation today is less than half of that, but so is the yield on a ten-year Treasury note.

6	Certified Annual Report

Most market participants believe that the overall inflation rate is overstated because of the rise in oil and that the “core” rate should be used as a guide instead. However, inflation is not just about the “core”. The reason the “core” rate is a relevant measure is that if food or energy are temporarily boosted because of non-monetary events, the market does not have to react to a temporary change. However, higher energy prices are clearly not a temporary event. Thus far this year, the energy component of the CPI is up 42.5% at an annual rate, which follows a 16.5% increase in 2004, which in turn came on the heels of increases of 7.0% and 11.0% in 2003 and 2002, respectively. Higher energy prices are here and are not temporary. The U.S. economy was well positioned for this increase in energy prices – we have had steady jobs growth and strong GDP growth and U.S. corporations have been running very lean.

The question becomes whether the U.S. consumer and U.S. corporations slow down their expenditures in the face of this latest increase in energy prices, causing inflation and the U.S. economy to lower. The economy seems well positioned to weather any but the most severe slowdown. However, the current negative real yields in the bond market are still a conundrum. In partial explanation of the low level of interest rates, the Federal Reserve Board recently published a paper* suggesting that the huge influx of foreign investments has, in part, been a major factor in keeping rates low. According to this Fed paper, these foreign investments have kept interest rates perhaps as much as 100 basis points lower than usual, as capital inflows now equal 7% of GDP. Japan and China together now own over 20% of the U.S. bond market – Treasuries, Agencies, and Corporate bonds.

No matter what the reason, an investor is paying the U.S. Treasury to borrow their money, because the U.S. Treasury can pay the loan back with inflated dollars. And, an investor currently cannot venture further out the Treasury yield curve to reach a level that pays more than the rate of CPI inflation.

It appears evident that the Fed will maintain their “measured pace”. The worries of cost-push inflation from the most recent energy spike pretty much insure that. Eventually, the Fed Funds Rate needs to be at a neutral level, which would be somewhere above the rate of inflation. Any marked increase in the pace of “core” inflation data will cause the Fed to accelerate their “pace”. Unless inflation slows remarkably, the current level of the ten-year Treasury is not justified. We are cognizant of this as we invest these portfolios.

The Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund are laddered portfolios of short-to-intermediate bonds. We keep the portfolios laddered over a time period ranging from one day to approximately ten years, with the average maturity of the portfolios always no more than five years. Some of the bonds are always coming close to maturity, but never too many at one time. We feel a laddered maturity portfolio of short-to-intermediate bonds is a sensible strategy over time. Intermediate bonds have proven to be a sensible part of a portfolio. They can provide stability to the underlying principal and they can provide income for the portfolio.

Thank you for investing in our Funds. We feel the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who want a short-to-intermediate bond portfolio. While future performance cannot be guaranteed, we feel that we are well positioned, and we will maintain a steady course.

Sincerely,

Steven J. Bohlin
Portfolio Manager

*	Warnick, F. and Cacdac Warnock, V. “2005 International Capital Flows and U.S. Interest Rates.” International Finance Discussion Papers, Number 840, September 2005. Board of Governors of the Federal Reserve System.

Certified Annual Report	7

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	September 30, 2005

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $193,449,059 and $369,934,333, respectively)	$189,838,211	$369,895,639
Cash	711,167	1,058,473
Receivable for investments sold	0	200,000
Principal receivable	57,332	0
Receivable for fund shares sold	220,355	464,249
Interest receivable	1,919,061	3,411,996
Prepaid expenses and other assets	26,010	35,050

Total Assets	192,772,136	375,065,407

LIABILITIES
Payable for fund shares redeemed	281,877	644,935
Payable to investment advisor and other affiliates (Note 3)	113,760	211,296
Accounts payable and accrued expenses	76,114	150,752
Dividends payable	99,505	255,739

Total Liabilities	571,256	1,262,722

NET ASSETS	$192,200,880	$373,802,685

NET ASSETS CONSIST OF:
Undistributed net investment income	$52,033	$70,784
Net unrealized depreciation on investments	(3,610,848)	(38,694)
Accumulated net realized gain (loss)	(688,484)	(3,689,902)
Net capital paid in on shares of beneficial interest	196,448,179	377,460,497

	$192,200,880	$373,802,685

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($138,421,527 and $212,889,954 applicable to 10,846,573 and 17,013,744 shares of beneficial interest outstanding - Note 4)	$12.76	$12.51
Maximum sales charge, 1.50% of offering price	0.19	0.19

Maximum offering price per share	$12.95	$12.70

Class B Shares:
Net asset value and offering price per share * ($1,875,069 applicable to 147,253 shares of beneficial interest outstanding - Note 4)	$12.73	$—

Class C Shares:
Net asset value and offering price per share * ($32,820,523 and $59,354,818 applicable to 2,556,087 and 4,751,096 shares of beneficial interest outstanding - Note 4)	$12.84	$12.49

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STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class I Shares:
Net asset value, offering and redemption price per share ($16,075,315 and $99,396,290 applicable to 1,259,640 and 7,942,783 shares of beneficial interest outstanding - Note 4)	$12.76	$12.51

Class R1 Shares:
Net asset value, offering and redemption price per share ($3,008,446 and $2,161,623 applicable to 235,570 and 172,626 shares of beneficial interest outstanding - Note 4)	$12.77	$12.52

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Year Ended September 30, 2005

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $1,908,912 and $1,178,774, respectively)	$7,294,879	$17,524,165

EXPENSES:
Investment advisory fees (Note 3)	785,728	1,939,301
Administration fees (Note 3)
Class A Shares	190,521	287,276
Class B Shares	2,805	0
Class C Shares	48,204	79,048
Class I Shares	7,659	46,767
Class R1 Shares	1,233	1,584
Distribution and service fees (Note 3)
Class A Shares	381,043	574,552
Class B Shares	22,388	0
Class C Shares	385,648	632,392
Class R1 Shares	4,994	6,365
Transfer agent fees
Class A Shares	189,755	262,520
Class B Shares	16,712	0
Class C Shares	50,620	82,285
Class I Shares	25,103	62,655
Class R1 Shares	3,602	4,325
Registration and filing fees
Class A Shares	27,439	40,059
Class B Shares	11,753	0
Class C Shares	23,038	25,903
Class I Shares	18,739	22,877
Class R1 Shares	20,639	20,301
Custodian fees (Note 3)	89,651	133,082
Professional fees	38,187	50,690
Accounting fees	19,510	38,900
Trustee fees	6,556	7,831
Other expenses	62,257	97,426

Total Expenses	2,433,784	4,416,139
Less:
Expenses reimbursed by Investment Advisor (Note 3)	(82,484)	(367,593)
Distribution and service fees waived (Note 3)	(193,397)	(316,489)
Fees paid indirectly (Note 3)	(17,211)	(22,722)

Net Expenses	2,140,692	3,709,335

Net Investment Income	$5,154,187	$13,814,830

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STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Year Ended September 30, 2005

	Limited Term U.S. Government Fund	Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$120,345	$(26,961)
Foreign currency transactions	0	60,220

	120,345	33,259
Net change in unrealized appreciation (depreciation) on:
Investments	(4,003,893)	(8,194,449)

Net Realized and Unrealized Loss on Investments	(3,883,548)	(8,161,190)

Net Increase in Net Assets Resulting From Operations	$1,270,639	$5,653,640

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$5,154,187	$6,108,467
Net realized gain on investments sold	120,345	2,572,794
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(4,003,893)	(6,634,413)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,270,639	2,046,848
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,952,925)	(4,505,818)
Class B Shares	(25,128)	(42,140)
Class C Shares	(900,979)	(1,193,563)
Class I Shares	(443,663)	(363,591)
Class R1 Shares	(26,599)	(3,340)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(22,152,201)	(10,449,346)
Class B Shares	(476,721)	(628,485)
Class C Shares	(9,829,652)	(11,845,239)
Class I Shares	3,482,340	19,693
Class R1 Shares	2,598,892	421,885

Net Decrease in Net Assets	(30,455,997)	(26,543,096)
NET ASSETS:
Beginning of year	222,656,877	249,199,973

End of year	$192,200,880	$222,656,877

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$13,814,830	$11,970,046
Net realized gain on investments	33,259	(1,197,633)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(8,194,449)	(3,681,220)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,653,640	7,091,193
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(8,546,058)	(7,103,088)
Class C Shares	(2,192,018)	(1,897,482)
Class I Shares	(3,797,631)	(3,012,694)
Class R1 Shares	(48,598)	(8,104)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(12,086,746)	48,582,688
Class C Shares	(4,598,144)	11,375,293
Class I Shares	11,548,065	31,761,582
Class R1 Shares	1,280,382	903,829

Net Increase (Decrease) in Net Assets	(12,787,108)	87,693,217
NET ASSETS:
Beginning of year	386,589,793	298,896,576

End of year	$373,802,685	$386,589,793

See notes to financial statements.

Certified Annual Report	13

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing ten series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the preservation of capital.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund out-standing for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value of investments, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Funds are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment incomes of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

14	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R1 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the year ended September 30,2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $8,654, $9,197, $17,936, $20,778, and $25,919 for the Class A, B, C, I, and R1 shares, respectively, of the Government Fund and $210,311, $82,832, $47,166, and $27,284 for the Class A, C, I, and R1 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2005, the Distributor has advised the Funds that they earned net commissions aggregating $561 and refunded $575 from the sales of Class A shares of the Government Fund and Income Fund, respectively, and collected contingent deferred sales charges aggregating $5,855and $12,011 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to the Class A, Class B, Class C, and Class R1 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted Distribution Plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R1 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R1 shares of the Funds at an annual rate of up to .75 of 1% per annum of

Certified Annual Report	15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005

the average daily net assets attributable to these classes. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2005, are set forth in the Statements of Operations. Distribution fees of $193,397 and $316,489, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30,2005, fees paid indirectly were $17,211 for the Government Fund and $22,722 for the Income Fund.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,243,592	$28,913,349	3,221,701	$42,079,302
Shares issued to shareholders in reinvestment of dividends	230,485	2,966,058	258,973	3,377,519
Shares repurchased	(4,195,950)	(54,031,608)	(4,285,525)	(55,906,167)

Net Increase (Decrease)	(1,721,873)	$(22,152,201)	(804,851)	$(10,449,346)

Class B Shares
Shares sold	36,434	$470,166	78,261	$1,011,694
Shares issued to shareholders in reinvestment of dividends	1,423	18,270	1,992	25,958
Shares repurchased	(75,180)	(965,157)	(128,014)	(1,666,137)

Net Increase (Decrease)	(37,323)	$(476,721)	(47,761)	$(628,485)

Class C Shares
Shares sold	353,641	$4,581,667	728,926	$9,584,018
Shares issued to shareholders in reinvestment of dividends	51,902	671,957	67,056	880,006
Shares repurchased	(1,165,115)	(15,083,276)	(1,700,988)	(22,309,263)

Net Increase (Decrease)	(759,572)	$(9,829,652)	(905,006)	$(11,845,239)

Class I Shares
Shares sold	560,384	$7,250,216	415,995	$5,417,464
Shares issued to shareholders in reinvestment of dividends	30,104	387,218	23,453	305,738
Shares repurchased	(322,906)	(4,155,094)	(436,875)	(5,703,509)

Net Increase (Decrease)	267,582	$3,482,340	2,573	$19,693

Class R1 Shares
Shares sold	225,835	$2,890,863	33,177	$432,173
Shares issued to shareholders in reinvestment of dividends	1,901	24,425	186	2,416
Shares repurchased	(24,563)	(316,396)	(972)	(12,704)

Net Increase (Decrease)	203,173	$2,598,892	32,391	$421,885

16	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005

INCOME FUND

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,512,773	$57,228,284	7,793,807	$99,954,867
Shares issued to shareholders in reinvestment of dividends	493,348	6,244,437	403,134	5,160,648
Shares repurchased	(5,976,128)	(75,559,467)	(4,413,893)	(56,532,827)

Net Increase (Decrease)	(970,007)	$(12,086,746)	3,783,048	$48,582,688

Class C Shares
Shares sold	996,231	$12,608,384	2,147,268	$27,537,572
Shares issued to shareholders in reinvestment of dividends	119,269	1,507,204	100,334	1,282,321
Shares repurchased	(1,480,457)	(18,713,732)	(1,365,887)	(17,444,600)

Net Increase (Decrease)	(364,957)	$(4,598,144)	881,715	$11,375,293

Class I Shares
Shares sold	2,722,997	$34,485,958	4,876,662	$62,615,919
Shares issued to shareholders in reinvestment of dividends	272,125	3,443,839	214,441	2,744,433
Shares repurchased	(2,083,269)	(26,381,732)	(2,637,669)	(33,598,770)

Net Increase (Decrease)	911,853	$11,548,065	2,453,434	$31,761,582

Class R1 Shares
Shares sold	117,357	$1,481,761	71,754	$911,924
Shares issued to shareholders in reinvestment of dividends	2,363	29,836	223	2,855
Shares repurchased	(18,214)	(231,215)	(863)	(10,950)

Net Increase (Decrease)	101,506	$1,280,382	71,114	$903,829

Certified Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, The Government Fund had purchase and sale transactions of investment securities(excluding short-term investments) of $50,821,343 and $35,041,005, respectively, and the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. government obligations) of $72,488,122 and $69,890,222, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purpose	$193,449,059	$369,941,132

Gross unrealized appreciation on a tax basis	454,761	3,433,412
Gross unrealized depreciation on a tax basis	(4,065,609)	(3,478,905)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(3,610,848)	$(45,493)

Distributable earnings ordinary income	$52,033	$70,784

At September 30, 2005, the Government Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

2009	$674,873
2010	13,611

$688,484

At September 30, 2005, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

2008	$497,824
2009	650,941
2010	308,333
2013	1,625,980

$3,083,078

The Government Fund utilized $54,462 of capital loss carry forwards for the year ended September 30, 2005. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

As of September 30, 2005, the Income Fund had deferred capital losses occurring subsequent to October 31, 2004 of $600,025. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

In order to account for book/tax differences, the Government Fund increased undistributed net investment income (loss) by $65,883 and decreased accumulated net realized (loss) by $65,883. The Income Fund increased undistributed net investment income (loss) by $644,970 and decreased accumulated net realized (loss) by $644,970. This reclass has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency and paydowns.

For tax purposes, distributions for the year ended September 30, 2005 and September 30, 2004, were paid from ordinary income.

18	Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.01	$13.23	$13.27	$12.77	$12.03

Income from investment operations:
Net investment income	0.32	0.35	0.47	0.58	0.67
Net realized and unrealized gain (loss) on investments	(0.24)	(0.22)	(0.04)	0.50	0.74

Total from investment operations	0.08	0.13	0.43	1.08	1.41

Less dividends from:
Net investment income	(0.33)	(0.35)	(0.47)	(0.58)	(0.67)

Change in net asset value	(0.25)	(0.22)	(0.04)	0.50	0.74
NET ASSET VALUE, end of year	$12.76	$13.01	$13.23	$13.27	$12.77

RATIOS/SUPPLEMENTAL DATA

Total return(a)	0.66%	1.04%	3.29%	8.75%	12.02%
Ratios to average net assets:
Net investment income	2.50%	2.72%	3.53%	4.53%	5.39%
Expenses, after expense reductions	0.99%	0.92%	0.92%	0.93%	0.99%
Expenses, after expense reductions and net of custody credits	0.98%	0.91%	0.90%	0.92%	—
Expenses, before expense reductions	0.99%	0.92%	0.92%	0.93%	0.99%
Portfolio turnover rate	18.00%	12.39%	35.06%	4.34%	15.23%
Net assets at end of year (000)	$138,422	$163,530	$176,876	$155,864	$105,348

(a)	Sales loads are not reflected in computing total return.

Certified Annual Report	19

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,		Period Ended September 30,
	2005	2004	2003(c)
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.98	$13.22	$13.12

Income from investment operations
Net investment income	0.13	0.21	0.37
Net realized and unrealized gain (loss) on investments	(0.24)	(0.24)	0.10

Total from investment operations	(0.11)	(0.03)	0.47

Less dividends from:
Net investment income	(0.14)	(0.21)	(0.37)

Change in net asset value	(0.25)	(0.24)	0.10

NET ASSET VALUE, end of period	$12.73	$12.98	$13.22

RATIOS/SUPPLEMENTAL DATA

Total return(a)	(0.82)%	(0.24)%	3.60%
Ratios to average net assets:
Net investment income	1.03%	1.65%	2.93	%(b)
Expenses, after expense reductions	2.46%	1.99%	1.35	%(b)
Expenses, after expense reductions and net of custody credits	2.45%	1.99%	1.33	%(b)
Expenses, before expense reductions	2.86%	2.74%	3.32	%(b)
Portfolio turnover rate	18.00%	12.39%	35.06%
Net assets at end of period (000)	$1,875	$2,396	$3,073

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class B Shares was November 1, 2002.

20	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.09	$13.31	$13.35	$12.85	$12.10

Income from investment operations:
Net investment income	0.29	0.31	0.43	0.54	0.62
Net realized and unrealized gain (loss) on investments	(0.24)	(0.22)	(0.04)	0.50	0.75

Total from investment operations	0.05	0.09	0.39	1.04	1.37

Less dividends from:
Net investment income	(0.30)	(0.31)	(0.43)	(0.54)	(0.62)

Change in net asset value	(0.25)	(0.22)	(0.04)	0.50	0.75

NET ASSET VALUE, end of year	$12.84	$13.09	$13.31	$13.35	$12.85

RATIOS/SUPPLEMENTAL DATA

Total return	0.41%	0.73%	2.96%	8.33%	11.60%
Ratios to average net assets:
Net investment income	2.24%	2.40%	3.14%	4.13%	4.89%
Expenses, after expense reductions	1.25%	1.24%	1.24%	1.28%	1.41%
Expenses, after expense reductions and net of custody credits	1.24%	1.24%	1.22%	1.27%	—
Expenses, before expense reductions	1.79%	1.76%	1.76%	1.78%	2.01%
Portfolio turnover rate	18.00%	12.39%	35.06%	4.34%	15.23%
Net assets at end of year (000)	$32,821	$43,404	$56,166	$30,587	$12,704

Certified Annual Report	21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.01	$13.22	$13.27	$12.77	$12.03

Income from investment operations:
Net investment income	0.36	0.39	0.51	0.62	0.72
Net realized and unrealized gain (loss) on investments	(0.24)	(0.21)	(0.05)	0.50	0.74

Total from investment operations	0.12	0.18	0.46	1.12	1.46

Less dividends from:
Net investment income	(0.37)	(0.39)	(0.51)	(0.62)	(0.72)

Change in net asset value	(0.25)	(0.21)	(0.05)	0.50	0.74
NET ASSET VALUE, end of year	$12.76	$13.01	$13.22	$13.27	$12.77

RATIOS/SUPPLEMENTAL DATA

Total return	0.95%	1.37%	3.51%	9.11%	12.45%
Ratios to average net assets:
Net investment income	2.82%	2.95%	3.77%	4.86%	5.79%
Expenses, after expense reductions	0.68%	0.67%	0.64%	0.61%	0.61%
Expenses, after expense reductions and net of custody credits	0.67%	0.67%	0.62%	0.60%	—
Expenses, before expense reductions	0.80%	0.77%	0.82%	1.04%	1.21%
Portfolio turnover rate	18.00%	12.39%	35.06%	4.34%	15.23%
Net assets at end of year (000)	$16,075	$12,905	$13,085	$6,960	$3,992

22	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,		Period Ended September 30, 2003(c)
	2005	2004
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.02	$13.23	$13.38

Income from investment operations
Net investment income	0.34	0.37	0.17
Net realized and unrealized gain (loss) on investments	(0.25)	(0.21)	(0.15)

Total from investment operations	0.09	0.16	0.02

Less dividends from:
Net investment income	(0.34)	(0.37)	(0.17)

Change in net asset value	(0.25)	(0.21)	(0.15)
NET ASSET VALUE, end of period	$12.77	$13.02	$13.23

RATIOS/SUPPLEMENTAL DATA

Total return(a)	0.72%	1.26%	0.19%
Ratios to average net assets:
Net investment income	2.66%	2.62%	5.07	%(b)
Expenses, after expense reductions	0.93%	0.91%	1.15	%(b)
Expenses, after expense reductions and net of custody credits	0.91%	0.91%	1.15	%(b)
Expenses, before expense reductions	3.55%	13.56%	41,652.81	%(b)*

Portfolio turnover rate	18.00%	12.39%	35.06%

Net assets at end of period (000)	$3,008	$422	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of period were less than $1,000.

*	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

Certified Annual Report	23

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.80	$12.99	$12.79	$12.55	$11.89

Income from investment operations:
Net investment income	0.46	0.43	0.51	0.61	0.73
Net realized and unrealized gain (loss) on investments	(0.28)	(0.19)	0.20	0.24	0.66

Total from investment operations	0.18	0.24	0.71	0.85	1.39

Less dividends from:
Net investment income	(0.47)	(0.43)	(0.51)	(0.61)	(0.73)

Change in net asset value	(0.29)	(0.19)	0.20	0.24	0.66

NET ASSET VALUE, end of year	$12.51	$12.80	$12.99	$12.79	$12.55

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.44%	1.96%	5.56%	7.05%	12.05%
Ratios to average net assets:
Net investment income	3.52%	3.33%	3.91%	4.88%	5.94%
Expenses, after expense reductions	1.00%	0.99%	0.99%	0.99%	1.00%
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.99%	0.99%	—
Expenses, before expense reductions	1.09%	1.07%	1.04%	1.10%	1.16%
Portfolio turnover rate	23.16%	22.73%	18.86%	21.63%	20.54%
Net assets at end of year (000)	$212,881	$230,256	$184,497	$104,710	$56,036

(a)	Sales loads are not reflected in computing total return.

24	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.78	$12.97	$12.77	$12.53	$11.87

Income from investment operations:
Net investment income	0.43	0.40	0.46	0.56	0.68
Net realized and unrealized gain (loss) on investments	(0.28)	(0.19)	0.20	0.24	0.66

Total from investment operations	0.15	0.21	0.66	0.80	1.34

Less dividends from:
Net investment income	(0.44)	(0.40)	(0.46)	(0.56)	(0.68)

Change in net asset value	(0.29)	(0.19)	0.20	0.24	0.66

NET ASSET VALUE, end of year	$12.49	$12.78	$12.97	$12.77	$12.53

RATIOS/SUPPLEMENTAL DATA

Total return	1.19%	1.70%	5.20%	6.63%	11.61%
Ratios to average net assets:
Net investment income	3.27%	3.07%	3.56%	4.45%	5.52%
Expenses, after expense reductions	1.25%	1.25%	1.33%	1.39%	1.41%
Expenses, after expense reductions and net of custody credits	1.24%	1.24%	1.33%	1.39%	—
Expenses, before expense reductions	1.88%	1.87%	1.92%	1.93%	2.13%
Portfolio turnover rate	23.16%	22.73%	18.86%	21.63%	20.54%
Net assets at end of year (000)	$59,355	$65,398	$54,926	$30,258	$15,219

Certified Annual Report	25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.80	$12.99	$12.79	$12.55	$11.90

Income from investment operations:
Net investment income	0.51	0.47	0.55	0.65	0.77
Net realized and unrealized gain (loss) on investments	(0.29)	(0.19)	0.20	0.24	0.65

Total from investment operations	0.22	0.28	0.75	0.89	1.42
Less dividends from:
Net investment income	(0.51)	(0.47)	(0.55)	(0.65)	(0.77)

Change in net asset value	(0.29)	(0.19)	0.20	0.24	0.65
NET ASSET VALUE, end of year	$12.51	$12.80	$12.99	$12.79	$12.55

RATIOS/SUPPLEMENTAL DATA
Total return	1.77%	2.29%	5.89%	7.38%	12.29%
Ratios to average net assets:
Net investment income	3.85%	3.64%	4.23%	5.19%	6.24%
Expenses, after expense reductions	0.67%	0.67%	0.69%	0.69%	0.70%
Expenses, after expense reductions and net of custody credits	0.67%	0.67%	0.69%	0.69%	—
Expenses, before expense reductions	0.72%	0.72%	0.76%	0.78%	0.89%
Portfolio turnover rate	23.16%	22.73%	18.86%	21.63%	20.54%
Net assets at end of year (000)	$99,396	$90,025	$59,473	$39,281	$24,298

26	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Limited Term Income Fund

	Year Ended September 30,		Period Ended September 30, 2003(c)
	2005	2004
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.81	$12.99	$13.10

Income from investment operations
Net investment income	0.48	0.45	0.17
Net realized and unrealized gain (loss) on investments	(0.30)	(0.18)	(0.11)

Total from investment operations	0.18	0.27	0.06

Less dividends from:
Net investment income	(0.47)	(0.45)	(0.17)

Change in net asset value	(0.29)	(0.18)	(0.11)
NET ASSET VALUE, end of period	$12.52	$12.81	$12.99

RATIOS/SUPPLEMENTAL DATA

Total return(a)	1.43%	2.14%	0.48%
Ratios to average net assets:
Net investment income	3.57%	3.41%	5.19	%(b)
Expenses, after expense reductions	1.00%	0.98%	1.25	%(b)
Expenses, after expense reductions and net of custody credits	0.99%	0.98%	1.25	%(b)
Expenses, before expense reductions	3.15%	7.63%	41,534.94	%(b)*
Portfolio turnover rate	23.16%	22.73%	18.86%
Net assets at end of period (000)	$2,162	$911	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of period were less than $1,000.

*	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

Certified Annual Report	27

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2005

CUSIPS: Class A - 885-215-103, CLASS B - 885-215-848, CLASS C - 885-215-830, CLASS I - 885-215-699, CLASS RI - 885-215-491 NASDAQ SYMBOLS: CLASS A - LTUSX, CLASS B - LTUBX, CLASS C - LTUCX, CLASS I - LTUIX, CLASS RI - LTURX

Issuer-Description	Principal Amount	Value
U.S.Treasury Securities — 47.25%
United States Treasury Notes, 5.75% due 11/15/2005	$7,000,000	$7,017,500
United States Treasury Notes, 5.625% due 2/15/2006	3,000,000	3,018,750
United States Treasury Notes, 4.625% due 5/15/2006	5,500,000	5,519,336
United States Treasury Notes, 7.00% due 7/15/2006	2,000,000	2,043,750
United States Treasury Notes, 2.375% due 8/15/2006	2,890,000	2,847,779
United States Treasury Notes, 4.375% due 5/15/2007	9,000,000	9,029,531
United States Treasury Notes, 6.125% due 8/15/2007	4,000,000	4,140,000
United States Treasury Notes, 2.625% due 5/15/2008	10,000,000	9,617,969
United States Treasury Notes, 5.50% due 5/15/2009	10,000,000	10,445,312
United States Treasury Notes, 6.50% due 2/15/2010	15,000,000	16,346,484
United States Treasury Notes, 5.75% due 8/15/2010	6,000,000	6,398,437
United States Treasury Notes, 3.625% due 5/15/2013	15,000,000	14,390,625

TOTAL U.S.TREASURY SECURITIES (Cost $93,651,803)		90,815,473

U.S. Government Agencies — 48.40%
Federal Agricultural Mtg Corp., 5.86% due 3/3/2006	900,000	907,081
Federal Agricultural Mtg Corp., 8.07% due 7/17/2006	1,000,000	1,029,688
Federal Agricultural Mtg Corp., 6.71% due 7/28/2014	200,000	227,609
Federal Farm Credit Bank, 1.875% due 1/16/2007	4,650,000	4,505,567
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	375,958
Federal Farm Credit Bank Consolidated MTN, 5.875% due 7/28/2008	1,900,000	1,967,202
Federal Farm Credit Bank Consolidated MTN, 5.87% due 9/2/2008	1,300,000	1,346,780
Federal Farm Credit Bank Consolidated MTN, 5.35% due 12/11/2008	200,000	204,702
Federal Farm Credit Bank Consolidated MTN, 5.80% due 3/19/2009	300,000	311,728
Federal Farm Credit Bank Consolidated MTN, 6.06% due 5/28/2013	240,000	259,378
Federal Home Loan Bank, 6.345% due 11/1/2005	100,000	100,219
Federal Home Loan Bank, 5.24% due 12/7/2005	225,000	225,643
Federal Home Loan Bank, 5.37% due 1/20/2006	100,000	100,435
Federal Home Loan Bank, 2.25% due 5/15/2006	3,000,000	2,964,478
Federal Home Loan Bank, 3.05% due 10/12/2006	3,975,000	3,925,009
Federal Home Loan Bank, 7.76% due 11/21/2006	200,000	207,457
Federal Home Loan Bank, 3.72% due 2/22/2007	5,000,000	4,994,365
Federal Home Loan Bank, 7.00% due 2/15/2008	150,000	158,219
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,283,532
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,044,785
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	207,787
Federal Home Loan Bank, 3.00% due 4/29/2009	1,750,000	1,735,854
Federal Home Loan Bank, 3.40% due 11/12/2010	2,750,000	2,687,806
Federal Home Loan Mtg Corp., 5.98% due 12/8/2005	75,000	75,323
Federal Home Loan Mtg Corp., 6.80% due 3/19/2007	300,000	310,152
Federal Home Loan Mtg Corp., 4.37% due 6/2/2009	5,000,000	4,998,555
Federal Home Loan Mtg Corp. CMO Series 1616 Class E, 6.50% due 11/15/2008	2,044,928	2,082,698
Federal Home Loan Mtg Corp. CMO Series 2137 Class TM, 6.50% due 1/15/2028	2,053	2,049
Federal Home Loan Mtg Corp. CMO Series 2592 Class PD, 5.00% due 7/15/2014	1,000,000	1,000,181
Federal Home Loan Mtg Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	1,677,528	1,665,291
Federal Home Loan Mtg Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	2,759,492	2,789,677
Federal Home Loan Mtg Corp., Pool # 141016, 9.25% due 11/1/2016	70,091	77,804

28	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2005

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., Pool # 141412, 8.50% due 4/1/2017	$151,769	$163,631
Federal Home Loan Mtg Corp., Pool # 160043, 8.75% due 4/1/2008	11,908	12,194
Federal Home Loan Mtg Corp., Pool # 181730, 8.50% due 5/1/2008	11,649	11,893
Federal Home Loan Mtg Corp., Pool # 252986, 10.75% due 4/1/2010	37,313	40,442
Federal Home Loan Mtg Corp., Pool # 256764, 8.75% due 10/1/2014	7,244	7,385
Federal Home Loan Mtg Corp., Pool # 273822, 8.50% due 4/1/2009	33,965	34,334
Federal Home Loan Mtg Corp., Pool # 291880, 8.25% due 5/1/2017	1,032	1,040
Federal Home Loan Mtg Corp., Pool # 294817, 9.75% due 1/1/2017	27,440	30,743
Federal Home Loan Mtg Corp., Pool # 298107, 10.25% due 8/1/2017	27,638	31,721
Federal Home Loan Mtg Corp., Pool # C90041, 6.50% due 11/1/2013	54,904	56,421
Federal Home Loan Mtg Corp., Pool # D06908, 9.50% due 9/1/2017	7,784	8,191
Federal Home Loan Mtg Corp., Pool # D37120, 7.00% due 7/1/2023	57,249	60,366
Federal Home Loan Mtg Corp., Pool # E00170, 8.00% due 7/1/2007	37,561	38,405
Federal Home Loan Mtg Corp., Pool # E49074, 6.50% due 7/1/2008	26,254	27,157
Federal Home Loan Mtg Corp., Pool # E61778, 6.50% due 4/1/2008	37,586	38,878
Federal Home Loan Mtg Corp., Pool # E65962, 7.00% due 5/1/2008	1,811	1,817
Federal National Mtg Assoc, 2.15% due 7/21/2006	750,000	737,783
Federal National Mtg Assoc, 2.62% due 12/5/2007	1,000,000	997,030
Federal National Mtg Assoc, 3.125% due 12/8/2008	3,665,000	3,629,011
Federal National Mtg Assoc, 4.15% due 1/23/2009	2,000,000	1,999,812
Federal National Mtg Assoc, 3.25% due 6/16/2009	4,000,000	3,970,523
Federal National Mtg Assoc, 4.25% due 6/29/2012	3,250,000	3,220,746
Federal National Mtg Assoc CMO Series 1992-22 Class HC, 7.00% due 3/25/2007	97,597	98,546
Federal National Mtg Assoc CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	503,638	510,168
Federal National Mtg Assoc CMO Series 1993-122 Class D, 6.50% due 6/25/2023	156,073	158,147
Federal National Mtg Assoc CMO Series 1993-32 Class H, 6.00% due 3/25/2023	175,967	178,747
Federal National Mtg Assoc CMO Series G1993-35 Class JD, 6.50% due 11/25/2006	446,605	446,448
Federal National Mtg Assoc CPI Floating Rate Note, 3.67% due 2/17/2009	3,000,000	2,988,690
Federal National Mtg Assoc, Pool # 008307, 8.00% due 5/1/2008	62,242	63,763
Federal National Mtg Assoc, Pool # 019535, 10.25% due 7/1/2008	8,222	8,607
Federal National Mtg Assoc, Pool # 033356, 9.25% due 8/1/2016	78,544	85,494
Federal National Mtg Assoc, Pool # 040526, 9.25% due 1/1/2017	4,122	4,218
Federal National Mtg Assoc, Pool # 044003, 8.00% due 6/1/2017	67,142	71,780
Federal National Mtg Assoc, Pool # 050811, 7.50% due 12/1/2012	52,507	54,573
Federal National Mtg Assoc, Pool # 050832, 7.50% due 6/1/2013	75,785	78,686
Federal National Mtg Assoc, Pool # 076388, 9.25% due 9/1/2018	77,932	85,922
Federal National Mtg Assoc, Pool # 077725, 9.75% due 10/1/2018	37,406	39,463
Federal National Mtg Assoc, Pool # 100286, 7.50% due 8/1/2009	150,383	154,004
Federal National Mtg Assoc, Pool # 112067, 9.50% due 10/1/2016	55,700	61,865
Federal National Mtg Assoc, Pool # 156156, 8.50% due 4/1/2021	56,234	58,913
Federal National Mtg Assoc, Pool # 190555, 7.00% due 1/1/2014	45,008	46,532
Federal National Mtg Assoc, Pool # 190703, 7.00% due 3/1/2009	35,428	36,211
Federal National Mtg Assoc, Pool # 190836, 7.00% due 6/1/2009	88,452	90,530
Federal National Mtg Assoc, Pool # 250387, 7.00% due 11/1/2010	70,534	73,772
Federal National Mtg Assoc, Pool # 250481, 6.50% due 11/1/2015	6,648	6,816
Federal National Mtg Assoc, Pool # 251258, 7.00% due 9/1/2007	32,216	32,763
Federal National Mtg Assoc, Pool # 251759, 6.00% due 5/1/2013	108,855	112,065
Federal National Mtg Assoc, Pool # 252648, 6.50% due 5/1/2022	270,575	280,056
Federal National Mtg Assoc, Pool # 252787, 7.00% due 8/1/2006	10,651	10,743
Federal National Mtg Assoc, Pool # 303383, 7.00% due 12/1/2009	61,740	62,954
Federal National Mtg Assoc, Pool # 312663, 7.50% due 6/1/2010	89,253	93,848
Federal National Mtg Assoc, Pool # 323706, 7.00% due 2/1/2009	107,954	110,128
Federal National Mtg Assoc, Pool # 323735, 5.50% due 5/1/2006	1,271,734	1,272,421

Certified Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2005

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc, Pool # 334996, 7.00% due 2/1/2011	$75,121	$78,569
Federal National Mtg Assoc, Pool # 342947, 7.25% due 4/1/2024	558,018	592,534
Federal National Mtg Assoc, Pool # 345775, 8.50% due 12/1/2024	45,840	47,854
Federal National Mtg Assoc, Pool # 373942, 6.50% due 12/1/2008	49,947	51,757
Federal National Mtg Assoc, Pool # 382889, 7.35% due 12/1/2010	302,671	321,508
Federal National Mtg Assoc, Pool # 382926, 7.37% due 12/1/2010	336,685	357,834
Federal National Mtg Assoc, Pool # 384243, 6.10% due 10/1/2011	617,123	638,744
Federal National Mtg Assoc, Pool # 384746, 5.86% due 2/1/2009	1,056,054	1,090,790
Federal National Mtg Assoc, Pool # 385714, 4.70% due 1/1/2010	3,175,155	3,160,308
Federal National Mtg Assoc, Pool # 406384, 8.25% due 12/1/2024	226,775	242,584
Federal National Mtg Assoc, Pool # 443909, 6.50% due 9/1/2018	208,214	214,361
Federal National Mtg Assoc, Pool # 460568, 5.20% due 12/1/2006	3,500,000	3,504,765
Federal National Mtg Assoc, Pool # 516363, 5.00% due 3/1/2014	268,017	268,153
Federal National Mtg Assoc, Pool # 555207, 7.00% due 11/1/2017	128,363	134,255
Government National Mtg Assoc CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	1,271,134	1,275,420
Government National Mtg Assoc CMO Series 2002-67 Class VA, 6.00% due 3/20/2013	426,293	430,719
Government National Mtg Assoc, Pool # 000623, 8.00% due 9/20/2016	70,968	75,608
Government National Mtg Assoc, Pool # 016944, 7.50% due 5/15/2007	51,035	54,242
Government National Mtg Assoc, Pool # 306636, 8.25% due 12/15/2006	19,035	19,342
Government National Mtg Assoc, Pool # 369693, 7.00% due 1/15/2009	110,324	116,009
Government National Mtg Assoc, Pool # 409921, 7.50% due 8/15/2010	64,218	67,524
Government National Mtg Assoc, Pool # 410240, 7.00% due 12/15/2010	49,685	52,214
Government National Mtg Assoc, Pool # 410271, 7.50% due 8/15/2010	42,370	44,552
Government National Mtg Assoc, Pool # 410846, 7.00% due 12/15/2010	76,752	80,659
Government National Mtg Assoc, Pool # 430150, 7.25% due 12/15/2026	72,221	76,932
Government National Mtg Assoc, Pool # 447040, 7.75% due 5/15/2027	52,403	56,289
Government National Mtg Assoc, Pool # 453928, 7.00% due 7/15/2017	95,691	101,325
Government National Mtg Assoc, Pool # 780063, 7.00% due 9/15/2008	25,460	26,771
Government National Mtg Assoc, Pool # 780448, 6.50% due 8/15/2011	149,458	155,903
Overseas Private Investment Corp., 4.10% due 11/15/2014	2,376,000	2,312,466
Private Export Funding Corp., 4.974% due 8/15/2013	2,700,000	2,761,633
Private Export Funding Corp. Series P, 5.685% due 5/15/2012	5,000,000	5,313,140
Tennessee Valley Authority, 4.75% due 8/1/2013	3,000,000	3,031,516

TOTAL U.S. GOVERNMENT AGENCIES (Cost $93,800,205)		93,025,688

Short Term Investments — 3.12%
Federal Home Loan Bank Discount Notes, 3.54% due 10/6/2005	6,000,000	5,997,050

TOTAL SHORT TERM INVESTMENTS (Cost $5,997,050)		5,997,050

TOTAL INVESTMENTS — 98.77% (Cost $193,449,059)		$189,838,211

OTHER ASSETS LESS LIABILITIES — 1.23%		2,362,669

NET ASSETS — 100.00%		$192,200,880

30	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2005

Footnote Legend

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

MTN        Medium-Term Note

SUMMARY OF TYPES OF HOLDINGS

Certified Annual Report	31

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2005

CUSIPS: Class A - 885-215-509, CLASS C - 885-215-764, CLASS I - 885-215-681, CLASS RI - 885-215-483 NASDAQ SYMBOLS: CLASS A - THIFX, CLASS C - THICX, CLASS I - THIIX, CLASS RI - THIRX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S.Treasury Securities — 4.65%
United States Treasury Notes, 4.625% due 5/15/2006	Aaa/AAA	$4,500,000	$4,515,820
United States Treasury Notes, 3.00% due 2/15/2008	Aaa/AAA	4,000,000	3,895,625
United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	1,500,000	1,524,375
United States Treasury Notes, 5.75% due 8/15/2010	Aaa/AAA	2,500,000	2,666,016
United States Treasury Notes, 3.625% due 5/15/2013	Aaa/AAA	5,000,000	4,796,875

TOTAL U.S.TREASURY SECURITIES (Cost $17,518,496)			17,398,711

U.S. Government Agencies — 9.44%
Federal Home Loan Bank, 2.25% due 5/15/2006	Aaa/AAA	2,000,000	1,976,319
Federal Home Loan Bank, 3.72% due 2/22/2007	Aaa/AAA	1,370,000	1,368,456
Federal Home Loan Bank, 4.875% due 5/15/2007	Aaa/AAA	150,000	150,987
Federal Home Loan Bank, 3.95% due 9/24/2007	Aaa/AAA	1,000,000	989,323
Federal Home Loan Bank, 5.833% due 1/23/2008	Aaa/AAA	500,000	514,077
Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	75,000	77,212
Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	300,000	310,022
Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	253,629
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	202,652
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	76,751
Federal Home Loan Bank, 3.00% due 12/15/2008	Aaa/AAA	3,000,000	2,984,949
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	88,807
Federal Home Loan Bank, 3.00% due 9/22/2009	Aaa/AAA	1,500,000	1,490,741
Federal Home Loan Mtg Corp., 9.00% due 10/1/2005	Aaa/AAA	294	296
Federal Home Loan Mtg Corp., 4.37% due 6/2/2009	Aaa/AAA	5,000,000	4,998,555
Federal Home Loan Mtg Corp. CMO Series 2160 Class PG, 6.50% due 11/15/2027	Aaa/AAA	769,693	768,637
Federal Home Loan Mtg Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	1,677,528	1,665,291
Federal Home Loan Mtg Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	Aaa/AAA	2,760,403	2,790,598
Federal National Mtg Assoc, 3.25% due 3/29/2007	Aaa/AAA	4,550,000	4,476,170
Federal National Mtg Assoc, 5.185% due 11/1/2008	Aaa/AAA	462,680	467,198
Federal National Mtg Assoc, 6.00% due 12/1/2008	Aaa/AAA	82,672	85,071
Federal National Mtg Assoc, 8.00% due 12/1/2009	Aaa/AAA	31,131	32,359
Federal National Mtg Assoc, 7.00% due 3/1/2011	Aaa/AAA	46,806	48,955
Federal National Mtg Assoc, 6.42% due 4/1/2011	Aaa/AAA	2,381,281	2,464,156
Federal National Mtg Assoc, 5.095% due 12/1/2011	Aaa/AAA	126,796	128,573
Federal National Mtg Assoc, 7.491% due 8/1/2014	Aaa/AAA	37,042	37,875
Federal National Mtg Assoc CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	Aaa/AAA	987,376	991,356
Federal National Mtg Assoc CPI Floating Rate Note, 3.67% due 2/17/2009	Aaa/AAA	5,000,000	4,981,150
Federal National Mtg Assoc, Pool # 460568, 5.20% due 12/1/2006	Aaa/AAA	800,000	801,089
Government National Mtg Assoc, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	28,255	29,963
Government National Mtg Assoc, Pool # 827148, 3.375% due 2/20/2024	Aaa/AAA	40,436	40,931

TOTAL U.S. GOVERNMENT AGENCIES (Cost $35,421,095)			35,292,148

Asset Back Securities — 4.02%
Associates Manufactured Housing Trust 1996-1 A5, 7.60% due 3/15/2027	Aaa/AAA	312,016	317,456
GSR Mtg Loan Trust Series 2004-3F Class 2-A10, 7.343% due 2/25/2034	NA/AAA	939,843	930,142
Small Business Administration, 4.638% due 2/10/2015	NR/NR	3,294,763	3,294,643
Washington Mutual Series 02-AR10, Class-A6, 4.816% due 10/25/2032	Aaa/AAA	49,847	49,726
Washington Mutual Series 03-AR10, Class-A4, 4.071% due 10/25/2033	Aaa/AAA	2,000,000	1,980,027

32	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington Mutual Series 03-AR12, Class-A4, 3.743% due 2/25/2034	Aaa/AAA	$2,000,000	$1,965,588
Washington Mutual Series 03-AR5, Class-A6, 3.695% due 6/25/2033	Aaa/AAA	3,200,000	3,106,564
Washington Mutual Series 05-AR4, Class-A4b, 4.68% due 4/25/2035	Aaa/AAA	500,000	492,265
Wells Fargo Mtg Backed Secs Series 2005-3 Class-A10, 5.50% due 5/25/2035	Aaa/NA	2,880,489	2,879,950

TOTAL ASSET BACK SECURITIES (Cost $15,190,856)			15,016,361

Corporate Bonds — 66.77%

BANKS — 3.03%

COMMERCIAL BANKS — 3.03%
Bank of America Corp., 4.375% due 12/1/2010	Aa2/AA-	1,675,000	1,644,199
Capital One Bank, 6.70% due 5/15/2008	Baa2/BBB	1,665,000	1,739,983
Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa1/AA-	2,500,000	2,418,025
HSBC USA Inc., 8.375% due 2/15/2007	A1/A+	700,000	732,571
National Westminster Bank, 7.375% due 10/1/2009	Aa2/AA-	715,000	785,455
Nations Bank Corp., 7.23% due 8/15/2012	Aa2/AA-	250,000	277,790
Northern Trust Co., 6.25% due 6/2/2008	A1/A+	500,000	523,420
PNC Funding Corp., 6.875% due 7/15/2007	A3/BBB+	95,000	98,645
Suntrust Bank Atlanta Georgia, 2.50% due 5/4/2006	Aa2/AA-	2,200,000	2,172,395
Union Planters Corp., 6.75% due 11/1/2005	A2/A-	120,000	120,225
US Bank, 5.625% due 11/30/2005	Aa1/AA-	385,000	385,898
US Bank, 6.30% due 7/15/2008	Aa2/A+	400,000	417,826

			11,316,432

CAPITAL GOODS — 4.76%

MACHINERY — 4.76%
Caterpillar Financial Services Corp., 6.40% due 2/15/2008	A2/A	250,000	256,497
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	842,884
General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	214,524	214,127
Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,081,503
Illinois Tool Works Inc., 5.75% due 3/1/2009	Aa3/AA	4,595,000	4,767,409
John Deere Capital Corp., 5.125% due 10/19/2006	A3/A-	450,000	452,832
John Deere Capital Corp. Floating Rate Note, 3.959% due 6/10/2008	A3/A-	4,415,000	4,413,967
Johnson Controls Inc., 5.00% due 11/15/2006	A2/A	1,000,000	1,002,840
Pentair Inc., 7.85% due 10/15/2009	Baa3/BBB	1,000,000	1,099,732
Pitney Bowes Inc., 5.875% due 5/1/2006	Aa3/A+	900,000	905,764
Pitney Bowes Inc., 4.625% due 10/1/2012	Aa3/A+	900,000	888,627
Pitney Bowes Inc., 3.875% due 6/15/2013	Aa3/A+	2,000,000	1,875,244

			17,801,426

COMMERCIAL SERVICES & SUPPLIES — 1.68%

COMMERCIAL SERVICES & SUPPLIES — 1.68%
Aramark Services Inc., 7.00% due 7/15/2006	Baa3/BBB-	250,000	253,352
Science Applications International Corp., 6.75% due 2/1/2008	A3/A-	250,000	261,223
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,058,514
Valassis Communications, 6.625% due 1/15/2009	Baa3/BBB-	1,700,000	1,763,837
Waste Management Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	771,382
Waste Management Inc., 7.375% due 8/1/2010	Baa3/BBB	500,000	549,828

Certified Annual Report	33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Waste Management Inc., 6.50% due 11/15/2008	Baa3/BBB	$1,000,000	$1,045,578
WMX Technologies Inc., 7.00% due 10/15/2006	Baa3/BBB	550,000	561,979

			6,265,693

DIVERSIFIED FINANCIALS — 25.75%

CAPITAL MARKETS — 8.52%
Bear Stearns Co. Inc., 4.50% due 10/28/2010	A1/A	1,500,000	1,476,999
Jefferies Group Inc. Senior Note Series B, 7.50% due 8/15/2007	Baa1/BBB	2,600,000	2,723,443
Legg Mason Mtg Capital Corp., 5.29% due 6/1/2009	NR/NR	1,714,286	1,712,757
Lehman Brothers Holdings Inc., 3.50% due 8/7/2008	A1/A	700,000	678,875
Lehman Brothers Holdings Inc. CPI Floating Rate Note, 4.53% due 5/12/2014	A1/A	5,190,000	5,140,124
Merrill Lynch & Co., CPI Floating Rate Note, 3.33% due 3/12/2007	Aa3/A+	5,000,000	4,985,950
Merrill Lynch & Co., CPI Floating Rate Note, 3.03% due 4/5/2006	Aa3/A+	5,376,000	5,356,163
Merrill Lynch & Co., CPI Floating Rate Note, 5.22% due 5/5/2014	Aa3/A+	1,000,000	989,710
Merrill Lynch & Co., CPI Floating Rate Note, 3.69% due 3/2/2009	Aa3/A+	3,000,000	2,970,330
Morgan Stanley Group, Inc., 3.734% due 1/18/2008	Aa3/A+	5,000,000	5,002,870
Schwab Charles Corp., 6.30% due 4/28/2006	A2/A-	800,000	808,151

CONSUMER FINANCE — 4.57%
SLM Corp. CPI Floating Rate Note, 4.65% due 1/31/2014	A2/A	9,500,000	9,451,455
SLM Corp. CPI Floating Rate Note, 3.73% due 3/2/2009	A2/A	3,000,000	2,962,740
SLM Corp. Floating Rate Note, 3.86% due 7/25/2008	A2/A	3,000,000	3,009,465
SLM Corp. Floating Rate Note, 4.118% due 9/15/2008	A2/A	1,675,000	1,675,968

DIVERSIFIED FINANCIAL SERVICES — 12.66%
American General Finance Corp., 4.625% due 9/1/2010	A1/A+	200,000	197,225
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	981,237
Dun & Bradstreet Corp., 6.625% due 3/15/2006	NR/A-	75,000	75,683
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	219,217
General Electric Capital Corp., Floating Rate Note, 4.175% due 5/30/2008	Aaa/AAA	494,000	493,018
General Electric Capital Corp., 4.25% due 12/1/2010	Aaa/AAA	2,000,000	1,961,622
General Electric Capital Corp., Floating Rate Note, 3.573% due 3/2/2009	Aaa/AAA	5,000,000	4,868,750
General Electric Capital Corp., 4.375% due 11/21/2011	Aaa/AAA	1,500,000	1,468,773
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	441,414
General Electric Capital Corp., 5.00% due 2/15/2007	Aaa/AAA	2,900,000	2,920,961
General Electric Capital Corp. Floating Rate Note, 3.99% due 12/15/2009	Aaa/AAA	1,000,000	1,001,705
Household Finance Corp., 7.20% due 7/15/2006	A1/A	550,000	561,052
Household Finance Corp., 5.75% due 1/30/2007	A1/A	400,000	406,204
Household Finance Corp., 5.90% due 5/15/2006	A1/A	100,000	100,416
Household Finance Corp., 6.40% due 9/15/2009	A1/A	400,000	410,898
Household Finance Corp. CPI Floating Rate Note, 4.54% due 8/10/2009	A1/A	5,000,000	4,898,850
International Lease Finance Corp., 5.00% due 9/15/2012	A1/AA-	4,000,000	3,947,168
International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,500,000	2,487,540
International Lease Finance Corp. Floating Rate Note, 3.999% due 1/15/2010	A1/AA-	4,050,000	4,065,451
JP Morgan Chase Co., 4.50% due 11/15/2010	Aa3/A+	1,465,000	1,444,893
JP Morgan Chase Co. CPI Floating Rate Note, 4.90% due 6/28/2009	Aa3/A+	5,000,000	5,042,050
Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	700,000	776,150
Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	800,000	765,198
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	794,570
Toyota Motor Credit Corp., 4.25% due 3/15/2010	Aaa/AAA	3,450,000	3,411,674
Toyota Motor Credit Corp., 2.70% due 1/30/2007	Aaa/AAA	3,300,000	3,217,757
US Central Credit Union, 2.75% due 5/30/2008	Aa1/AAA	375,000	358,733

			96,263,209

34	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ENERGY — 3.33%

ENERGY EQUIPMENT & SERVICES — 3.08%
Amerenenergy Generating Co., 7.75% due 11/1/2005	A3/A-	$850,000	$852,340
BJ Services Co. Note Series B, 7.00% due 2/1/2006	Baa2/BBB+	75,000	75,491
Central Power & Light Co., 7.125% due 2/1/2008	Baa1/BBB	2,000,000	2,101,656
Commonwealth Edison Co., 4.74% due 8/15/2010	A3/A-	975,000	958,188
El Paso Corp., 7.00% due 5/15/2011	Caa1/B-	700,000	698,250
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BB+	250,000	273,452
EOG Resources Inc., 6.00% due 12/15/2008	Baa1/BBB+	450,000	463,573
Louis Dreyfus Natural Gas Corp., 6.875% due 12/1/2007	A3/BBB+	290,000	301,936
Murphy Oil Corp., 6.375% due 5/1/2012	Baa1/A-	750,000	805,246
Panenergy Corp., 7.00% due 10/15/2006	Baa3/BBB-	1,100,000	1,118,105
Phillips Petroleum Co., 9.375% due 2/15/2011	A3/A-	900,000	1,087,069
Phillips Petroleum Co., 8.75% due 5/25/2010	A3/A-	250,000	292,306
Questar Pipeline Co., 6.05% due 12/1/2008	A2/A-	425,000	438,926
Rio Tinto Finance, 5.75% due 7/3/2006	Aa3/A+	925,000	934,640
Smith International Inc. Senior Note, 7.00% due 9/15/2007	Baa1/BBB+	600,000	622,399
Sonat Inc., 7.625% due 7/15/2011	Caa1/B-	500,000	507,500

OIL, GAS & CONSUMABLE FUELS — 0.25%
Occidental Petroleum Corp., 10.125% due 9/15/2009	A3/A-	315,000	378,331
Occidental Petroleum Corp., 7.375% due 11/15/2008	A3/A-	300,000	324,146
Union Oil Co. California, 7.90% due 4/18/2008	A1/BBB+	200,000	213,331

			12,446,885

FOOD & DRUG RETAILING — 0.08%

FOOD & STAPLES RETAILING — 0.08%
General Mills, 5.50% due 1/12/2009	Baa2/BBB+	300,000	306,334

			306,334

FOOD BEVERAGE & TOBACCO — 1.77%

BEVERAGES — 0.94%
Anheuser Busch Co. Inc., 4.375% due 1/15/2013	A1/A+	2,000,000	1,957,224
Anheuser Busch Co. Inc., 5.625% due 10/1/2010	A1/A+	1,150,000	1,198,357
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	209,410
Conagra Inc., 7.875% due 9/15/2010	Baa1/BBB+	150,000	167,844

FOOD PRODUCTS — 0.83%
Diageo Finance BV, 3.00% due 12/15/2006	A2/A-	925,000	907,283
Kellogg Co., 4.875% due 10/15/2005	Baa1/BBB+	186,000	186,042
Sara Lee Corp., 6.00% due 1/15/2008	A3/BBB+	900,000	919,929
Sysco International Co., 6.10% due 6/1/2012	A1/A+	1,000,000	1,073,625

			6,619,714

HEALTH CARE EQUIPMENT & SERVICES — 0.13%

HEALTH CARE EQUIPMENT & SUPPLIES — 0.13%
Baxter International Inc., 5.25% due 5/1/2007	Baa1/A-	500,000	504,102

			504,102

Certified Annual Report	35

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
HOTELS RESTAURANTS & LEISURE — 0.13%

HOTELS RESTAURANTS & LEISURE — 0.13%
Wendy’s International Inc., 6.35% due 12/15/2005	Baa2/BBB+	$500,000	$501,669

			501,669

HOUSEHOLD & PERSONAL PRODUCTS — 0.87%

PERSONAL PRODUCTS — 0.87%
Nike Inc., 5.50% due 8/15/2006	A2/A+	900,000	908,035
Procter & Gamble Co., 4.75% due 6/15/2007	Aa3/AA-	350,000	351,490
Procter & Gamble Co., 4.30% due 8/15/2008	Aa3/AA-	2,000,000	1,989,008

			3,248,533

INSURANCE — 8.45%

INSURANCE — 8.45%
AIG Sunamerica Global Financing, 5.10% due 1/17/2007	Aa2/AA+	800,000	805,371
Allstate Corp., 5.375% due 12/1/2006	A1/A+	900,000	907,375
Allstate Life Global Funding, 4.50% due 4/2/2007	Aa2/AA	5,000,000	4,986,800
Hartford Financial Services Group Inc. Senior Note, 4.625% due 7/15/2013	A3/A-	1,000,000	968,129
Hartford Life Inc., 7.10% due 6/15/2007	A3/A-	300,000	311,754
Liberty Mutual Group Inc., 5.75% due 3/15/2014	Baa3/BBB	1,000,000	977,124
Lincoln National Corp., 4.75% due 2/15/2014	A3/A-	1,000,000	974,277
Metlife Inc., 5.25% due 12/1/2006	A2/A	450,000	451,750
Old Republic International Corp., 7.00% due 6/15/2007	Aa3/A+	1,800,000	1,860,867
Pacific Life Global Funding CPI Floating Rate Note, 4.71% due 2/6/2016	Aa3/AA	8,000,000	7,958,000
Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,000,000	3,921,028
Principal Life Income Funding Floating Rate Note, 4.41% due 4/1/2016	Aa2/AA	5,000,000	4,858,550
Unumprovident Corp., 7.625% due 3/1/2011	Ba1/BB+	2,450,000	2,591,522

			31,572,547

MATERIALS — 1.27%

CHEMICALS — 1.27%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	542,226
Chevron Phillips Chemical, 5.375% due 6/15/2007	Baa1/BBB+	75,000	75,628
Chevrontexaco Capital Co., 3.50% due 9/17/2007	Aa2/AA	1,400,000	1,375,224
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	350,000	361,979
E.I. du Pont de Nemours & Co., 8.25% due 9/15/2006	Aa3/AA-	200,000	205,998
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	Aa3/AA-	1,000,000	997,783
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	Aa3/AA-	325,000	312,382
Hoechst Celanese Corp., 7.125% due 3/15/2009	B2/NR	200,000	205,414
Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BBB-	635,000	651,782

			4,728,416

MEDIA — 1.24%

MEDIA — 1.24%
AOL Time Warner Inc., 6.75% due 4/15/2011	Baa1/BBB+	750,000	805,439
E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	80,000	83,120

36	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York Times Co., 4.625% due 6/25/2007	A2/A+	$300,000	$299,925
Scholastic Corp., 5.75% due 1/15/2007	Baa3/BBB-	255,000	257,475
Thomson Corp., 4.25% due 8/15/2009	A3/A-	2,900,000	2,839,848
Time Warner Inc., 8.05% due 1/15/2016	Baa1/BBB+	200,000	234,821
Tribune Co., 6.875% due 11/1/2006	A3/A-	125,000	127,610

			4,648,238

MISCELLANEOUS — 0.48%

MISCELLANEOUS — 0.14%
Stanford University, 5.85% due 3/15/2009	NA/AAA	500,000	520,446

YANKEE — 0.34%
Kreditanstalt Fur Wiederaufbau, 3.25% due 7/16/2007	Aaa/AAA	435,000	426,357
Nova Scotia Province Canada, 5.75% due 2/27/2012	A2/A	500,000	526,762
Ontario Province Canada, 3.282% due 3/28/2008	Aa2/AA	335,000	324,743

			1,798,308

PHARMACEUTICALS & BIOTECHNOLOGY — 2.85%

BIOTECHNOLOGY — 2.31%
Abbott Labs, 6.40% due 12/1/2006	A1/AA	1,000,000	1,021,780
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	476,984
Eli Lilly & Co., 5.50% due 7/15/2006	Aa3/AA	1,850,000	1,865,714
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 4.653% due 2/1/2014	Baa1/A	5,450,000	5,286,881

PHARMACEUTICALS — 0.54%
Pharmacia Corp., 5.75% due 12/1/2005	Aaa/AAA	2,000,000	2,005,502

			10,656,861

RETAILING — 2.15%

DISTRIBUTORS — 0.03%
Dayton Hudson Corp., 9.625% due 2/1/2008	A2/A+	100,000	110,163

MULTILINE RETAIL — 1.55%
Costco Wholesale Corp., 5.50% due 3/15/2007	A2/A	500,000	506,050
Dillard’s Inc., 7.375% due 6/1/2006	B2/BB	150,000	152,625
Wal-Mart Stores Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	969,348
Wal-Mart Stores Inc., 4.125% due 2/15/2011	Aa2/AA	3,735,000	3,633,087
Wal-Mart Stores Inc., 8.57% due 1/2/2010	Aa2/AA	345,489	368,005
Wal-Mart Stores Inc., 1992-A1 Pass Through Certificate, 7.49% due 6/21/2007	Aa2/AA	165,231	170,991

SPECIALTY RETAIL — 0.57%
Home Depot, Inc., 4.625% due 8/15/2010	Aa3/AA	2,135,000	2,134,408

			8,044,677

Certified Annual Report	37

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
SOFTWARE & SERVICES — 1.21%

INTERNET SOFTWARE & SERVICES — 1.21%
Electronic Data Systems Corp., 7.125% due 10/15/2009	Ba1/BBB-	$2,500,000	$2,677,492
Electronic Data Systems Corp., 6.50% due 8/1/2013	Ba1/BBB-	1,000,000	1,024,368
Reynolds & Reynolds, 7.00% due 12/15/2006	Baa2/BBB	800,000	803,234

			4,505,094

TECHNOLOGY HARDWARE & EQUIPMENT — 2.88%

COMPUTERS & PERIPHERALS — 2.88%
Computer Sciences Corp., 6.25% due 3/15/2009	A3/A	300,000	311,693
Computer Sciences Corp., 7.375% due 6/15/2011	A3/A	1,317,000	1,468,263
Computer Sciences Corp., 3.50% due 4/15/2008	A3/A	2,000,000	1,941,774
First Data Corp., 5.625% due 11/1/2011	A1/A+	900,000	936,114
First Data Corp., 6.375% due 12/15/2007	A1/A+	110,000	113,854
International Business Machines, 4.875% due 10/1/2006	A1/A+	500,000	502,179
International Business Machines, 4.25% due 9/15/2009	A1/A+	1,000,000	988,871
International Business Machines, 2.375% due 11/1/2006	A1/A+	2,825,000	2,764,585
Jabil Circuit Inc., 5.875% due 7/15/2010	Baa3/BBB-	500,000	512,160
Oracle Corp., 6.91% due 2/15/2007	A3/A-	1,200,000	1,235,293

			10,774,786

TELECOMMUNICATION SERVICES — 1.06%

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.06%
Cingular Wireless, 5.625% due 12/15/2006	Baa2/A	900,000	910,901
GTE Hawaiian Telephone Inc., 7.375% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	1,500,000	1,521,952
Verizon Wireless Capital LLC, 5.375% due 12/15/2006	A3/A+	1,500,000	1,514,558

			3,947,411

TRANSPORTATION — 0.59%

AIRLINES — 0.53%
Continental Airlines Pass Through Certificate Series 1997 4 Class-4A, 6.90% due 1/2/2018	Baa3/BBB+	200,742	196,203
Delta Air Lines Inc. EETC Series 2001-1 Class-A, 6.619% due 3/18/2011	Ba2/BB+	279,327	261,255
Northwest Airlines 1999-2 Class-A, 7.575% due 3/1/2019	Ba2/BBB-	124,273	124,279
Southwest Airlines Co., 7.875% due 9/1/2007	Baa1/A	1,012,000	1,066,175
Southwest Airlines Co., 5.10% due 5/1/2006	Aa2/AA+	307,975	308,563

ROAD & RAIL — 0.06%
CSX Corp., 7.45% due 5/1/2007	Baa2/BBB	225,000	234,157

			2,190,632

UTILITIES — 3.06%

ELECTRIC UTILITIES — 2.23%
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	175,000	185,550
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	890,742
Minnesota Power & Light Co., 7.00% due 2/15/2007	Baa1/A	900,000	926,505
Northern Border Pipeline Co., 6.25% due 5/1/2007	A3/BBB+	120,000	122,618
Northern States Power Co., 4.75% due 8/1/2010	A2/A-	2,825,000	2,813,516

38	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pennsylvania Power & Light Co., 6.55% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	$210,000	$211,831
PSI Energy Inc., 7.85% due 10/15/2007	Baa1/BBB	500,000	529,271
PSI Energy Inc., 6.65% due 6/15/2006	A3/A-	245,000	248,566
Public Service Electric & Gas Co., 6.75% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	275,000	277,561
Texas Eastern Transmission Corp. Senior Note, 5.25% due 7/15/2007	Baa2/BBB	525,000	529,296
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	350,000	358,316
Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa2/A+	1,150,000	1,223,868

GAS UTILITIES — 0.57%
Southern California Gas Co., 4.375% due 1/15/2011	A1/A+	225,000	221,665
Texas Municipal Gas Corp., 2.60% due 7/1/2007 (Insured: FSA)	Aaa/AAA	1,950,000	1,920,379

MULTI-UTILITIES — 0.26%
Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	950,000	979,298

			11,438,982

TOTAL CORPORATE BONDS (Cost $249,395,358)			249,579,949

Taxable Municipal Bonds — 11.93%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,885,000	4,254,425
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	300,480
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	121,512
Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	116,000	119,921
Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)	Aaa/AAA	670,000	692,579
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	Aaa/AAA	150,000	164,161
Burbank California Waste Disposal Revenue, 5.29% due 5/1/2007 (Insured: FSA)	Aaa/AAA	370,000	373,171
Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	310,000	316,036
Chicago Illinois Taxable Neighborhoods Alive Series B, 5.20% due 1/1/2006 (Insured: FGIC)	Aaa/AAA	200,000	201,448
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	1,945,000	1,899,312
Connecticut State Housing Finance Authority, 3.10% due 6/15/2032 put 12/1/2005 (Insured:AMBAC)	Aaa/AAA	1,870,000	1,866,017
Cook County Illinois Community College District 508, 6.90% due 5/1/2010 (Insured:AMBAC)	Aaa/AAA	600,000	620,538
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	247,642
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	149,880
Denver City & County Special Facilities Taxable Refunding & Improvement Series B, 7.15% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	900,000	948,096
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011	NR/NR	240,000	230,314
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011	NR/NR	245,000	234,325
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012	NR/NR	515,000	495,100
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013	NR/NR	540,000	518,762
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	365,000	365,748
Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	305,000	300,620
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	245,000	244,588
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	315,000	315,331
Hanover Pennsylvania Area School District Taxable Notes Series B, 4.47% due 3/15/2013 (Insured: FSA)	Aaa/AAA	1,385,000	1,359,835
Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	509,695
Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.00% due 1/1/2006 (Insured: FSA)	Aaa/NR	200,000	199,480
Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.625% due 1/1/2007 (Insured: FSA)	Aaa/NR	300,000	296,964
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	575,000	556,525
Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/NR	365,000	378,439

Certified Annual Report	39

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
King County Washington GO, 7.55% due 12/1/2005	Aa1/AA+	$405,000	$407,543
Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010 (Insured:AMBAC)	Aaa/AAA	2,775,000	2,753,771
Maryland State Economic Development Corp., 7.25% due 6/1/2008 (Maryland Tech Development Center Project)	NR/NR	280,000	288,963
McKeesport Pennsylvania Taxable Series B, 6.60% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	240,000	242,395
Mississippi State Taxable Business Series V, 7.125% due 9/1/2006	NR/AA	140,000	143,198
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA+	100,000	100,482
Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A2/A-	650,000	638,853
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	365,000	425,126
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	130,000	139,198
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014	Aa2/A+	150,000	159,180
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,686,200
New York State Housing Finance , 4.46% due 8/15/2009	Aa1/NR	455,000	448,407
New York State Thruway Authority Service Contract, 2.59% due 3/15/2006	A2/AA-	1,000,000	992,790
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AA	1,400,000	1,404,382
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	845,000	839,668
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	1,225,000	1,224,326
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	360,000	354,031
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured:AMBAC)	Aaa/AAA	1,600,000	1,667,424
Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	660,000	661,320
Pima County Arizona Industrial Development Authority Series E, 9.05% due 7/1/2008	Baa3/NR	70,000	71,216
Port Walla Walla Revenue, 5.30% due 12/1/2009	NR/NR	235,000	231,964
Providence Rhode Island, 5.59% due 1/15/2008 (Insured: FGIC)	Aaa/AAA	340,000	348,048
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	1,021,780
Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007	Aa3/AA	1,805,000	1,889,799
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	362,689
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa2/AA	500,000	528,995
Texas State Public Finance Authority Revenue, 3.125% due 6/15/2007	Aa2/AA	400,000	391,196
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	245,000	260,060
University Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,075,080
Victor New York, 9.20% due 5/1/2014	NR/NR	1,250,000	1,315,838
Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008	Aa1/AA+	505,000	530,715
West Valley City Utah Municipal Building Lease Refunding Taxable, 7.67% due 5/1/2006	Aa2/NR	1,500,000	1,526,670
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	200,000	199,992

TOTAL TAXABLE MUNICIPAL BONDS (Cost $44,412,301)			44,612,243

Short Term Investments — 2.14%
Citigroup, 3.78% due 10/7/2005	Prim1/A-1+	5,000,000	4,996,850
UBS Finance, 3.74% due 10/3/2005	Prim1/A-1+	3,000,000	2,999,377

TOTAL SHORT TERM INVESTMENTS (Cost $7,996,227)			7,996,227

TOTAL INVESTMENTS — 98.95% (Cost $369,934,333)			$369,895,639

OTHER ASSETS LESS LIABILITIES — 1.05%			3,907,046

NET ASSETS — 100.00%			$373,802,685

40	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED
Thornburg Limited Term Income Fund	September 30, 2005

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

Certified Annual Report	41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Income Funds

To the Trustees and Shareholders of

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund (separate portfolios of Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

42	Certified Annual Report

EXPENSE EXAMPLE
Thornburg Limited Term Income Funds	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05–9/30/05
U.S. Government Fund

Class A Shares
Actual	$1,000	$1,011.70	$4.92
Hypothetical*	$1,000	$1,020.18	$4.94

Class B Shares
Actual	$1,000	$1,004.00	$12.54
Hypothetical*	$1,000	$1,012.55	$12.60

Class C Shares
Actual	$1,000	$1,011.10	$6.22
Hypothetical*	$1,000	$1,018.88	$6.24

Class I Shares
Actual	$1,000	$1,014.00	$3.38
Hypothetical*	$1,000	$1,021.71	$3.39

Class R1 Shares
Actual	$1,000	$1,012.80	$4.60
Hypothetical*	$1,000	$1,020.50	$4.61

Income Fund

Class A Shares
Actual	$1,000	$1,014.10	$5.02
Hypothetical*	$1,000	$1,020.08	$5.03

Class C Shares
Actual	$1,000	$1,012.90	$6.28
Hypothetical*	$1,000	$1,018.83	$6.30

Class I Shares
Actual	$1,000	$1,015.80	$3.38
Hypothetical*	$1,000	$1,021.71	$3.39

Class R1 Shares
Actual	$1,000	$1,014.20	$5.00
Hypothetical*	$1,000	$1,020.10	$5.02

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for each class (A: 0.97%; B: 2.50%; C: 1.23%; I: 0.67%; and R1: 0.91%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for each class (A: 0.99%; C: 1.24%; I: 0.67%; and R1: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report	43

INDEX COMPARISON

Thornburg Limited Term U.S. Government Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term U.S. Government Fund Class A Total Returns, versus

Lehman Brothers Intermediate Government Bond Index and Consumer Price Index

(November 30, 1987 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS For the periods ended September 30, 2005 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 11/16/87)	(0.87)%	4.75%	5.01%	6.14%
B Shares (Incep: 11/1/02)	(5.78)%	N/A	N/A	(0.60)%
C Shares (Incep: 9/1/94)	(0.09)%	4.71%	4.79%	5.08%
R1 Shares (Incep: 7/1/03)	0.72%	N/A	N/A	0.96%

FUND ATTRIBUTES as of September 30, 2005

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 11/16/87)	2.67%	3.00%	$12.76	$12.95
B Shares (Incep: 11/1/02)	1.18%	1.53%	$12.73	$12.73
C Shares (Incep: 9/1/94)	2.47%	2.81%	$12.84	$12.84
R1 Shares (Incep: 7/1/03)	2.77%	3.17%	$12.77	$12.77

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A Shares are sold with a maximum sales charge of 1.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. C shares include a 0.50% CDSC for the first year only. There is no up front sales charge for R1 shares.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

Shares are not guaranteed by the U.S. Government.

44	Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term Income Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Income Fund Class A Total Returns versus

Lehman Brothers Intermediate Government/Credit Index and Consumer Price Index

(October 1, 1992 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS For the periods ended September 30, 2005 (with sales charge)

	1 Yr	5 Yrs	10 Yrs	Since Inception
A Shares (Incep: 10/1/92)	(0.08)%	5.23%	5.52%	5.64%
C Shares (Incep: 9/1/94)	0.68%	5.20%	5.30%	5.51%
R1 Shares (Incep: 7/1/03)	1.43%	N/A	N/A	1.80%

FUND ATTRIBUTES as of September 30, 2005

	Annualized Dist. Rate (@NAV)	SEC Yield	NAV	Maximum Offering Price
A Shares (Incep: 10/1/92)	3.91%	3.59%	$12.51	$12.70
C Shares (Incep: 9/1/94)	3.66%	3.39%	$12.49	$12.49
R1 Shares (Incep: 7/1/03)	3.91%	3.65%	$12.52	$12.52

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A Shares is 1.50%. C shares include a 0.50% contingent deferred sales charge (CDSC) for the first year only. There is no up front sales charge for R1 shares.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment grade corporate debt securities having maturities of up to ten years.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report	45

TRUSTEES AND OFFICERS

Thornburg Limited Term Income Funds	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES (1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D.Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

46	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Certified Annual Report	47

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

48	Certified Annual Report

OTHER INFORMATION

Thornburg Limited Term Income Funds	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR THE THORNBURG LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a category of generally similar mutual funds and a securities index, comparative measures of portfolio risk and share price volatility, and related factors. The Trustees noted that bond indices have limited utility in evaluating fixed income mutual funds. Similarly, the Trustees noted in comparing the Fund to other mutual funds that the value of such comparisons may be limited in some degree because the Fund’s investment approach, and in particular its laddered maturity portfolio, differs from other funds. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in a challenging interest rate environment and the Fund’s investment performance. The Trustees noted in this regard the Fund’s average or better performance over different periods compared to a category of generally similar mutual funds selected by an independent analyst firm, and the Fund’s lower share price volatility than a category of longer term U.S. Government income funds selected by an independent analyst firm.

Certified Annual Report	49

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005	(Unaudited)

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee for the Fund was lower than average and median fees for a group of similar mutual funds. The Trustees further noted in this regard that the overall expenses charged to the Fund were somewhat lower than the average and median management fees for the same group of mutual funds. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to generally similar mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR THE THORNBURG LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

50	Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005	(Unaudited)

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds and broad based securities indices, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a category of generally similar mutual funds and a broad based securities index, comparative measures of portfolio risk and share price volatility, and related factors. The Trustees noted that bond indices have limited utility in evaluating fixed income mutual funds. Similarly, the Trustees noted in comparing the Fund to other mutual funds that the value of such comparisons may be limited in some degree because the Fund’s investment approach, and in particular its laddered maturity portfolio, differs from other funds. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in a challenging interest rate environment and the Fund’s investment performance. The Trustees also noted in this regard the Fund’s above average investment performance over various periods compared to a category of generally similar fixed income mutual funds selected by an independent mutual fund analyst firm, and the Fund’s lower share price volatility compared to a category of funds having longer term portfolios.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee and overall expenses for the Fund were comparable to average and median management fees and expenses for a group of generally similar mutual funds. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity

Certified Annual Report	51

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005	(Unaudited)

received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

52	Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

This page is not part of the Annual Report.	53

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54	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	55

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:

Thornburg Investment Management®

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

Distributor:

Thornburg SecuritiesTM

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

Core Strategies for Building Wealth

Thornburg Limited Term Income Funds

I Shares

Annual Report – September 30, 2005

This report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Limited Term Income Funds

Laddering – an All Weather Strategy

The Funds’ objectives are to obtain as high a level of current income as is consistent with the preservation of capital.

Thornburg Limited Term U.S. Government Fund – This Fund is a laddered portfolio of short/ intermediate obligations issued by the U.S. Government, its agencies or instrumentalities with an average maturity of five years or less.

Thornburg Limited Term Income Fund – This Fund is a laddered portfolio of short/intermediate investment grade obligations with an average maturity of five years or less.

Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio matures each year; cash from maturing bonds, if not needed for other purposes, is invested in bonds with longer maturities at the far end of the ladder. The strategy is a good compromise for managing different types of risk.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 10, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We aspire to accomplish this through a family of laddered bond funds that focus on quality, stability, and minimization of risk over time, and through a range of equity funds that redefine traditional measures of value and growth.

Our bond funds have always been managed using the highly disciplined approach of laddering short and intermediate bond maturities, seeking to provide both an attractive return and stability of principal. All of the bond funds buy only investment-grade securities. We have found this strategy to be the best at managing both interest-rate risk and credit risk, and we believe this strategy has served our shareholders well over time.

The bond funds are managed by portfolio managers who have many years of experience. We are proud of this consistency and experience and look forward to many more successful years with them at the helm.

In years past, there has been news about improper behavior by some mutual fund companies. Many new rules proposed in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings and bond strategies to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of the new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimum. After all, we are shareholders too, and Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg Chairman & CEO

This page is not part of the Annual Report.	3

Thornburg Limited Term Income Funds

I Shares - September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

4	Certified Annual Report

Important Information

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

Minimum investments for Class I shares are higher than those for other classes.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for I shares.

Shares in the Fund carry risks, including possible loss of principal. As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The principal value of bond funds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Glossary

The Lehman Brothers Intermediate Government/Credit Bond Index – An unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities of up to ten years.

The Lehman Brothers Intermediate Government Bond Index – An unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Duration – The measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Basis Point – A unit for measuring a bond yield that is equal to 1/100th of a 1% yield. A 1% change =100 basis points (bps)

Consumer Price Index (CPI) – Measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Certified Annual Report	5

Letter to Shareholders

Steve Bohlin

Portfolio Manager

October 15, 2005

Dear Fellow Shareholder:

I am pleased to present the Annual Report for the Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund for the twelve months ended September 30, 2005. The net asset value of an I share of the Thornburg Limited Term Income Fund ended the period at $12.51. If you were invested for the entire period, you received dividends of 51.3 cents per share. If you reinvested your dividends, you received 52.2 cents per share. The net asset value of an I share of the Thornburg Limited Term U.S. Government Fund ended the period at $12.76. If you were invested for the entire period, you received dividends of 37.2 cents per share. If you reinvested your dividends, you received 37.7 cents per share. Please read the accompanying exhibits for more detailed information and history.

Interest rates on U.S. Treasuries generally rose during the last year. The five-year Treasury yield rose from 3.38% to end the period at 4.19%. However, the market fluctuated widely in the interim. For example, the yield on a five-year U.S. Treasury ranged between a high of 4.33% and a low of 3.25% over the period. Interest rates mostly rose through March before starting a downward trend through June. Market yields rose rapidly through July before starting a downward trend in August before rising again in September. There was also a flattening of the yield curve as shorter term interest rates rose more than longer term rates. Quality spreads (the additional yield on a corporate bond) contracted through March, widened through the first part of June, contracted until the middle of August and widened again through the end of the period. When all is said and done, credit spreads are about the same for A – AAA (S&P) rated credits and a little wider for the lowest investment grade (BBB S&P rated) credits compared to a year ago.

Putting income and the change in price together, the I shares of the Thornburg Limited Term Income Fund produced a total return of 1.77% over the year, assuming a beginning-of-the-period investment at the net asset value. The Lehman Intermediate Government/Credit Index produced a 1.50% total return over the same time period. The I shares of the Thornburg Limited Term U.S. Government Fund produced a total return of 0.95% over the year, assuming a beginning-of-the-period investment at the net asset value. The Lehman Intermediate Government Index produced a 1.31% total return over the same time period. The Funds kept their maturities concentrated in the front years of the ladder. The Limited Term U.S. Governement Fund had a shorter average maturity than the Limited Term Income Fund. The flattening of the yield curve caused shorter term bonds to underperform longer term bonds. For example, the yield on a one-year Treasury rose 191 basis points while the yield on a ten-year Treasury rose only 20 basis points. We have kept our durations shorter than the indices thus far in 2005, because we believe doing so will improve the Funds’ return relative to the indices if interest rates continue to rise.

Longer-term interest rates are lower today than when the Federal Reserve Board Open Market Committee started raising rates in June of 2004. In the face of 275 basis points of rate increases, this seems astounding. This seems especially astounding if one considers that GDP growth has continued at or above trend for the last two years and that the year-over-year increase in CPI is tracking 4.7%. Today, the real yield on the ten-year Treasury note is negative: the CPI inflation rate is higher than the yield on a ten-year Treasury note. This last happened in 1980, when inflation was in the 12% to 13% range. Inflation today is less than half of that, but so is the yield on a ten-year Treasury note.

Most market participants believe that the overall inflation rate is overstated because of the rise in oil and that the “core” rate should be used as a guide instead. However, inflation is not just about the “core”. The reason the “core” rate is a relevant measure is that if food or energy are temporarily boosted because of non-monetary

6	Certified Annual Report

events, the market does not have to react to a temporary change. However, higher energy prices are clearly not a temporary event. Thus far this year, the energy component of the CPI is up 42.5% at an annual rate, which follows a 16.5% increase in 2004, which in turn came on the heels of increases of 7.0% and 11.0% in 2003 and 2002, respectively. Higher energy prices are here and are not temporary. The U.S. economy was well positioned for this increase in energy prices – we have had steady jobs growth and strong GDP growth and U.S. corporations have been running very lean.

The question becomes whether the U.S. consumer and U.S. corporations slow down their expenditures in the face of this latest increase in energy prices, causing inflation and the U.S. economy to lower. The economy seems well positioned to weather any but the most severe slowdown. However, the current negative real yields in the bond market are still a conundrum. In partial explanation of the low level of interest rates, the Federal Reserve Board recently published a paper* suggesting that the huge influx of foreign investments has, in part, been a major factor in keeping rates low. According to this Fed paper, these foreign investments have kept interest rates perhaps as much as 100 basis points lower than usual, as capital inflows now equal 7% of GDP. Japan and China together now own over 20% of the U.S. bond market – Treasuries, Agencies, and Corporate bonds.

No matter what the reason, an investor is paying the U.S. Treasury to borrow their money, because the U.S. Treasury can pay the loan back with inflated dollars. And, an investor currently cannot venture further out the Treasury yield curve to reach a level that pays more than the rate of CPI inflation.

It appears evident that the Fed will maintain their “measured pace”. The worries of cost-push inflation from the most recent energy spike pretty much insure that. Eventually, the Fed Funds Rate needs to be at a neutral level, which would be somewhere above the rate of inflation. Any marked increase in the pace of “core” inflation data will cause the Fed to accelerate their “pace”. Unless inflation slows remarkably, the current level of the ten-year Treasury is not justified. We are cognizant of this as we invest these portfolios.

The Thornburg Limited Term Income Fund and the Thornburg Limited Term U.S. Government Fund are laddered portfolios of short-to-intermediate bonds. We keep the portfolios laddered over a time period ranging from one day to approximately ten years, with the average maturity of the portfolios always no more than five years. Some of the bonds are always coming close to maturity, but never too many at one time. We feel a laddered maturity portfolio of short-to-intermediate bonds is a sensible strategy over time. Intermediate bonds have proven to be a sensible part of a portfolio. They can provide stability to the underlying principal and they can provide income for the portfolio.

Thank you for investing in our Funds. We feel the Thornburg Limited Term U.S. Government Fund and the Thornburg Limited Term Income Fund are appropriate investments for investors who want a short-to-intermediate bond portfolio. While future performance cannot be guaranteed, we feel that we are well positioned, and we will maintain a steady course.

Sincerely,

Steven J. Bohlin Portfolio Manager

*	Warnick, F. and Cacdac Warnock,V.“ 2005 International Capital Flows and U.S. Interest Rates.” International Finance Discussion Papers, Number 840, September 2005. Board of Governors of the Federal Reserve System.

Certified Annual Report	7

STATEMENTS OF ASSETS AND LIABILITIES

Thornburg Limited Term Income Funds	September 30, 2005

	Limited Term U.S. Government Fund	Limited Term Income Fund
ASSETS
Investments at value (cost $193,449,059 and $369,934,333, respectively)	$189,838,211	$369,895,639
Cash	711,167	1,058,473
Receivable for investments sold	0	200,000
Principal receivable	57,332	0
Receivable for fund shares sold	220,355	464,249
Interest receivable	1,919,061	3,411,996
Prepaid expenses and other assets	26,010	35,050

Total Assets	192,772,136	375,065,407

LIABILITIES
Payable for fund shares redeemed	281,877	644,935
Payable to investment advisor and other affiliates (Note 3)	113,760	211,296
Accounts payable and accrued expenses	76,114	150,752
Dividends payable	99,505	255,739

Total Liabilities	571,256	1,262,722

NET ASSETS	$192,200,880	$373,802,685

NET ASSETS CONSIST OF:
Undistributed net investment income	$52,033	$70,784
Net unrealized depreciation on investments	(3,610,848)	(38,694)
Accumulated net realized gain (loss)	(688,484)	(3,689,902)
Net capital paid in on shares of beneficial interest	196,448,179	377,460,497

	$192,200,880	$373,802,685

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($138,421,527 and $212,889,954 applicable to 10,846,573 and 17,013,744 shares of beneficial interest outstanding - Note 4)	$12.76	$12.51
Maximum sales charge, 1.50% of offering price	0.19	0.19

Maximum offering price per share	$12.95	$12.70

Class B Shares:
Net asset value and offering price per share * ($1,875,069 applicable to 147,253 shares of beneficial interest outstanding - Note 4)	$12.73	$—

Class C Shares:
Net asset value and offering price per share * ($32,820,523 and $59,354,818 applicable to 2,556,087 and 4,751,096 shares of beneficial interest outstanding - Note 4)	$12.84	$12.49

8	Certified Annual Report

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005

	Limited Term U.S. Government Fund	Limited Term Income Fund
Class I Shares:
Net asset value, offering and redemption price per share ($16,075,315 and $99,396,290 applicable to 1,259,640 and 7,942,783 shares of beneficial interest outstanding - Note 4)	$12.76	$12.51

Class R1 Shares:
Net asset value, offering and redemption price per share ($3,008,446 and $2,161,623 applicable to 235,570 and 172,626 shares of beneficial interest outstanding - Note 4)	$12.77	$12.52

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report	9

STATEMENTS OF OPERATIONS

Thornburg Limited Term Income Funds	Year Ended September 30, 2005

	Limited Term U.S. Government Fund	Limited Term Income Fund
INVESTMENT INCOME:
Interest income (net of premium amortized of $1,908,912 and $1,178,774, respectively)	$7,294,879	$17,524,165

EXPENSES:
Investment advisory fees (Note 3)	785,728	1,939,301
Administration fees (Note 3)
Class A Shares	190,521	287,276
Class B Shares	2,805	0
Class C Shares	48,204	79,048
Class I Shares	7,659	46,767
Class R1 Shares	1,233	1,584
Distribution and service fees (Note 3)
Class A Shares	381,043	574,552
Class B Shares	22,388	0
Class C Shares	385,648	632,392
Class R1 Shares	4,994	6,365
Transfer agent fees
Class A Shares	189,755	262,520
Class B Shares	16,712	0
Class C Shares	50,620	82,285
Class I Shares	25,103	62,655
Class R1 Shares	3,602	4,325
Registration and filing fees
Class A Shares	27,439	40,059
Class B Shares	11,753	0
Class C Shares	23,038	25,903
Class I Shares	18,739	22,877
Class R1 Shares	20,639	20,301
Custodian fees (Note 3)	89,651	133,082
Professional fees	38,187	50,690
Accounting fees	19,510	38,900
Trustee fees	6,556	7,831
Other expenses	62,257	97,426

Total Expenses	2,433,784	4,416,139
Less:
Expenses reimbursed by Investment Advisor (Note 3)	(82,484)	(367,593)
Distribution and service fees waived (Note 3)	(193,397)	(316,489)
Fees paid indirectly (Note 3)	(17,211)	(22,722)

Net Expenses	2,140,692	3,709,335

Net Investment Income	$5,154,187	$13,814,830

10	Certified Annual Report

STATEMENTS OF OPERATIONS, CONTINUED

Thornburg Limited Term Income Funds	Year Ended September 30, 2005

	Limited Term U.S. Government Fund	Limited Term Income Fund
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$120,345	$(26,961)
Foreign currency transactions	0	60,220

	120,345	33,259
Net change in unrealized appreciation (depreciation) on:
Investments	(4,003,893)	(8,194,449)

Net Realized and Unrealized Loss on Investments	(3,883,548)	(8,161,190)

Net Increase in Net Assets Resulting From Operations	$1,270,639	$5,653,640

See notes to financial statements.

Certified Annual Report	11

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$5,154,187	$6,108,467
Net realized gain on investments sold	120,345	2,572,794
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(4,003,893)	(6,634,413)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,270,639	2,046,848
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(3,952,925)	(4,505,818)
Class B Shares	(25,128)	(42,140)
Class C Shares	(900,979)	(1,193,563)
Class I Shares	(443,663)	(363,591)
Class R1 Shares	(26,599)	(3,340)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(22,152,201)	(10,449,346)
Class B Shares	(476,721)	(628,485)
Class C Shares	(9,829,652)	(11,845,239)
Class I Shares	3,482,340	19,693
Class R1 Shares	2,598,892	421,885

Net Decrease in Net Assets	(30,455,997)	(26,543,096)
NET ASSETS:
Beginning of year	222,656,877	249,199,973

End of year	$192,200,880	$222,656,877

See notes to financial statements.

12	Certified Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Limited Term Income Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$13,814,830	$11,970,046
Net realized gain on investments	33,259	(1,197,633)
Increase (Decrease) in unrealized appreciation (depreciation) of investments	(8,194,449)	(3,681,220)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,653,640	7,091,193
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(8,546,058)	(7,103,088)
Class C Shares	(2,192,018)	(1,897,482)
Class I Shares	(3,797,631)	(3,012,694)
Class R1 Shares	(48,598)	(8,104)
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(12,086,746)	48,582,688
Class C Shares	(4,598,144)	11,375,293
Class I Shares	11,548,065	31,761,582
Class R1 Shares	1,280,382	903,829

Net Increase (Decrease) in Net Assets	(12,787,108)	87,693,217
NET ASSETS:
Beginning of year	386,589,793	298,896,576

End of year	$373,802,685	$386,589,793

See notes to financial statements.

Certified Annual Report	13

NOTES TO FINANCIAL STATEMENTS

Thornburg Limited Term Income Funds	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg Limited Term U.S. Government Fund (the “Government Fund”) and Thornburg Limited Term Income Fund (the “Income Fund”), hereafter referred to collectively as the “Funds”, are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing ten series of shares of beneficial interest in addition to those of the Funds: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Funds’ objectives are to obtain as high a level of current income as is consistent, in the view of the Funds’ investment advisor, with the preservation of capital.

The Government Fund currently offers five classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. The Income Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year and bear both a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent applicable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Funds are limited to service and distribution fees, administrative fees, and certain registration and transfer agent expenses. Class B shares of the Government Fund outstanding for eight years will convert to Class A shares of the Government Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Investments: In determining the net asset value of investments, the Trust utilizes an independent pricing service approved by the Board of Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, normally at 4:00 p.m. EST. When quotations are not readily available, securities are valued at evaluated prices as determined by the pricing service using methods which include consideration of yields or prices of obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. In any case where a price is not available from a pricing service for an investment, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. The valuation procedures used by the pricing service and the portfolio valuations received by the Funds are reviewed by the officers of the Trust under the general supervision of the Board of Trustees. Short-term instruments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Funds to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Funds will record the transaction and reflect the value in determining each Fund’s net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on each Fund’s records at the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment incomes of the Funds are declared daily as a dividend on shares for which the Funds have received payment. Dividends are paid monthly and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

14	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. The Funds invest in various mortgage-backed securities. Such securities pay interest and a portion of principal each month, which is then available for investment in securities at prevailing prices. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Foreign Currency Transactions: With respect to the Income Fund, portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and interest denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Income Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Income Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services to the Funds for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .375 of 1% to .275 of 1% per annum of the average daily net assets of the Government Fund and .50 of 1% to .275 of 1% per annum of the average daily net assets of the Income Fund depending on each Fund’s asset size. The Trust also has an Administrative Services Agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of each Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to Class A, Class B, Class C, and Class R1 shares, and up to .05 of 1% per annum of the average daily net assets attributable to Class I shares. For the year ended September 30, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $8,654, $9,197, $17,936, $20,778, and $25,919 for the Class A, B, C, I, and R1 shares, respectively, of the Government Fund and $210,311, $82,832, $47,166, and $27,284 for the Class A, C, I, and R1 shares, respectively, of the Income Fund.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of each Fund’s shares. For the year ended September 30, 2005, the Distributor has advised the Funds that they earned net commissions aggregating $561 and refunded $575 from the sales of Class A shares of the Government Fund and Income Fund, respectively, and collected contingent deferred sales charges aggregating $5,855 and $12,011 from redemptions of Class C shares of the Government Fund and Income Fund, respectively.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Funds may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to the Class A, Class B, Class C, and Class R1 shares of the Funds for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of each Fund’s shares.

The Trust has also adopted Distribution Plans pursuant to Rule 12b-1, applicable to each Fund’s Class B, Class C, and Class R1 shares under which the Funds compensate the Distributor for services in promoting the sale of Class B, C, and R1 shares of the Funds at an annual rate of up to .75 of 1% per annum of

Certified Annual Report	15

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005

the average daily net assets attributable to these classes. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2005, are set forth in the Statements of Operations. Distribution fees of $193,397 and $316,489, respectively, for Class C shares of the Government Fund and Income Fund were waived.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by each Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $17,211 for the Government Fund and $22,722 for the Income Fund.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

GOVERNMENT FUND	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	2,243,592	$28,913,349	3,221,701	$42,079,302
Shares issued to shareholders in reinvestment of dividends	230,485	2,966,058	258,973	3,377,519
Shares repurchased	(4,195,950)	(54,031,608)	(4,285,525)	(55,906,167)

Net Increase (Decrease)	(1,721,873)	$(22,152,201)	(804,851)	$(10,449,346)

Class B Shares
Shares sold	36,434	$470,166	78,261	$1,011,694
Shares issued to shareholders in reinvestment of dividends	1,423	18,270	1,992	25,958
Shares repurchased	(75,180)	(965,157)	(128,014)	(1,666,137)

Net Increase (Decrease)	(37,323)	$(476,721)	(47,761)	$(628,485)

Class C Shares
Shares sold	353,641	$4,581,667	728,926	$9,584,018
Shares issued to shareholders in reinvestment of dividends	51,902	671,957	67,056	880,006
Shares repurchased	(1,165,115)	(15,083,276)	(1,700,988)	(22,309,263)

Net Increase (Decrease)	(759,572)	$(9,829,652)	(905,006)	$(11,845,239)

Class I Shares
Shares sold	560,384	$7,250,216	415,995	$5,417,464
Shares issued to shareholders in reinvestment of dividends	30,104	387,218	23,453	305,738
Shares repurchased	(322,906)	(4,155,094)	(436,875)	(5,703,509)

Net Increase (Decrease)	267,582	$3,482,340	2,573	$19,693

Class R1 Shares
Shares sold	225,835	$2,890,863	33,177	$432,173
Shares issued to shareholders in reinvestment of dividends	1,901	24,425	186	2,416
Shares repurchased	(24,563)	(316,396)	(972)	(12,704)

Net Increase (Decrease)	203,173	$2,598,892	32,391	$421,885

16	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005

INCOME FUND	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,512,773	$57,228,284	7,793,807	$99,954,867
Shares issued to shareholders in reinvestment of dividends	493,348	6,244,437	403,134	5,160,648
Shares repurchased	(5,976,128)	(75,559,467)	(4,413,893)	(56,532,827)

Net Increase (Decrease)	(970,007)	$(12,086,746)	3,783,048	$48,582,688

Class C Shares
Shares sold	996,231	$12,608,384	2,147,268	$27,537,572
Shares issued to shareholders in reinvestment of dividends	119,269	1,507,204	100,334	1,282,321
Shares repurchased	(1,480,457)	(18,713,732)	(1,365,887)	(17,444,600)

Net Increase (Decrease)	(364,957)	$(4,598,144)	881,715	$11,375,293

Class I Shares
Shares sold	2,722,997	$34,485,958	4,876,662	$62,615,919
Shares issued to shareholders in reinvestment of dividends	272,125	3,443,839	214,441	2,744,433
Shares repurchased	(2,083,269)	(26,381,732)	(2,637,669)	(33,598,770)

Net Increase (Decrease)	911,853	$11,548,065	2,453,434	$31,761,582

Class R1 Shares
Shares sold	117,357	$1,481,761	71,754	$911,924
Shares issued to shareholders in reinvestment of dividends	2,363	29,836	223	2,855
Shares repurchased	(18,214)	(231,215)	(863)	(10,950)

Net Increase (Decrease)	101,506	$1,280,382	71,114	$903,829

Certified Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, The Government Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $50,821,343 and $35,041,005, respectively, and the Income Fund had purchase and sale transactions of investment securities (excluding short-term investments and U.S. government obligations) of $72,488,122 and $69,890,222, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

	Government Fund	Income Fund
Cost of investments for tax purpose	$193,449,059	$369,941,132

Gross unrealized appreciation on a tax basis	454,761	3,433,412
Gross unrealized depreciation on a tax basis	(4,065,609)	(3,478,905)

Net unrealized appreciation (depreciation) on investments (tax basis)	$(3,610,848)	$(45,493)

Distributable earnings ordinary income	$52,033	$70,784

At September 30, 2005, the Government Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

2009	$674,873
2010	13,611

$688,484

At September 30, 2005, the Income Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

2008	$497,824
2009	650,941
2010	308,333
2013	1,625,980

$3,083,078

The Government Fund utilized $54,462 of capital loss carry forwards for the year ended September 30, 2005. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carry forwards are used, capital gains distributions may be reduced to the extent provided by regulations.

As of September 30, 2005, the Income Fund had deferred capital losses occurring subsequent to October 31, 2004 of $600,025. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

In order to account for book/tax differences, the Government Fund increased undistributed net investment income (loss) by $65,883 and decreased accumulated net realized (loss) by $65,883. The Income Fund increased undistributed net investment income (loss) by $644,970 and decreased accumulated net realized (loss) by $644,970. This reclass has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency and paydowns.

For tax purposes, distributions for the year ended September 30, 2005 and September 30, 2004, were paid from ordinary income.

18	Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Limited Term U.S. Government Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.01	$13.22	$13.27	$12.77	$12.03

Income from investment operations:
Net investment income	0.36	0.39	0.51	0.62	0.72
Net realized and unrealized gain (loss) on investments	(0.24)	(0.21)	(0.05)	0.50	0.74

Total from investment operations	0.12	0.18	0.46	1.12	1.46

Less dividends from:
Net investment income	(0.37)	(0.39)	(0.51)	(0.62)	(0.72)

Change in net asset value	(0.25)	(0.21)	(0.05)	0.50	0.74
NET ASSET VALUE, end of year	$12.76	$13.01	$13.22	$13.27	$12.77

RATIOS/SUPPLEMENTAL DATA

Total return	0.95%	1.37%	3.51%	9.11%	12.45%
Ratios to average net assets:
Net investment income	2.82%	2.95%	3.77%	4.86%	5.79%
Expenses, after expense reductions	0.68%	0.67%	0.64%	0.61%	0.61%
Expenses, after expense reductions and net of custody credits	0.67%	0.67%	0.62%	0.60%	—
Expenses, before expense reductions	0.80%	0.77%	0.82%	1.04%	1.21%
Portfolio turnover rate	18.00%	12.39%	35.06%	4.34%	15.23%
Net assets at end of year (000)	$16,075	$12,905	$13,085	$6,960	$3,992

Certified Annual Report	19

FINANCIAL HIGHLIGHTS

Thornburg Limited Term Income Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.80	$12.99	$12.79	$12.55	$11.90

Income from investment operations:
Net investment income	0.51	0.47	0.55	0.65	0.77
Net realized and unrealized gain (loss) on investments	(0.29)	(0.19)	0.20	0.24	0.65

Total from investment operations	0.22	0.28	0.75	0.89	1.42

Less dividends from:
Net investment income	(0.51)	(0.47)	(0.55)	(0.65)	(0.77)

Change in net asset value	(0.29)	(0.19)	0.20	0.24	0.65
NET ASSET VALUE, end of year	$12.51	$12.80	$12.99	$12.79	$12.55

RATIOS/SUPPLEMENTAL DATA

Total return	1.77%	2.29%	5.89%	7.38%	12.29%
Ratios to average net assets:
Net investment income	3.85%	3.64%	4.23%	5.19%	6.24%
Expenses, after expense reductions	0.67%	0.67%	0.69%	0.69%	0.70%
Expenses, after expense reductions and net of custody credits	0.67%	0.67%	0.69%	0.69%	—
Expenses, before expense reductions	0.72%	0.72%	0.76%	0.78%	0.89%
Portfolio turnover rate	23.16%	22.73%	18.86%	21.63%	20.54%
Net assets at end of year (000)	$99,396	$90,025	$59,473	$39,281	$24,298

20	Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term U.S. Government Fund	September 30, 2005

CUSIPS: Class A - 885-215-103, CLASS B - 885-215-848, CLASS C - 885-215-830, CLASS I - 885-215-699, CLASS RI - 885-215-491 NASDAQ SYMBOLS: CLASS A - LTUSX, CLASS B - LTUBX, CLASS C - LTUCX, CLASS I - LTUIX, CLASS RI - LTURX

Issuer-Description	Principal Amount	Value
U.S.Treasury Securities — 47.25%
United States Treasury Notes, 5.75% due 11/15/2005	$7,000,000	$7,017,500
United States Treasury Notes, 5.625% due 2/15/2006	3,000,000	3,018,750
United States Treasury Notes, 4.625% due 5/15/2006	5,500,000	5,519,336
United States Treasury Notes, 7.00% due 7/15/2006	2,000,000	2,043,750
United States Treasury Notes, 2.375% due 8/15/2006	2,890,000	2,847,779
United States Treasury Notes, 4.375% due 5/15/2007	9,000,000	9,029,531
United States Treasury Notes, 6.125% due 8/15/2007	4,000,000	4,140,000
United States Treasury Notes, 2.625% due 5/15/2008	10,000,000	9,617,969
United States Treasury Notes, 5.50% due 5/15/2009	10,000,000	10,445,312
United States Treasury Notes, 6.50% due 2/15/2010	15,000,000	16,346,484
United States Treasury Notes, 5.75% due 8/15/2010	6,000,000	6,398,437
United States Treasury Notes, 3.625% due 5/15/2013	15,000,000	14,390,625

TOTAL U.S.TREASURY SECURITIES (Cost $93,651,803)		90,815,473

U.S. Government Agencies — 48.40%
Federal Agricultural Mtg Corp., 5.86% due 3/3/2006	900,000	907,081
Federal Agricultural Mtg Corp., 8.07% due 7/17/2006	1,000,000	1,029,688
Federal Agricultural Mtg Corp., 6.71% due 7/28/2014	200,000	227,609
Federal Farm Credit Bank, 1.875% due 1/16/2007	4,650,000	4,505,567
Federal Farm Credit Bank, 6.75% due 7/7/2009	350,000	375,958
Federal Farm Credit Bank Consolidated MTN, 5.875% due 7/28/2008	1,900,000	1,967,202
Federal Farm Credit Bank Consolidated MTN, 5.87% due 9/2/2008	1,300,000	1,346,780
Federal Farm Credit Bank Consolidated MTN, 5.35% due 12/11/2008	200,000	204,702
Federal Farm Credit Bank Consolidated MTN, 5.80% due 3/19/2009	300,000	311,728
Federal Farm Credit Bank Consolidated MTN, 6.06% due 5/28/2013	240,000	259,378
Federal Home Loan Bank, 6.345% due 11/1/2005	100,000	100,219
Federal Home Loan Bank, 5.24% due 12/7/2005	225,000	225,643
Federal Home Loan Bank, 5.37% due 1/20/2006	100,000	100,435
Federal Home Loan Bank, 2.25% due 5/15/2006	3,000,000	2,964,478
Federal Home Loan Bank, 3.05% due 10/12/2006	3,975,000	3,925,009
Federal Home Loan Bank, 7.76% due 11/21/2006	200,000	207,457
Federal Home Loan Bank, 3.72% due 2/22/2007	5,000,000	4,994,365
Federal Home Loan Bank, 7.00% due 2/15/2008	150,000	158,219
Federal Home Loan Bank, 5.48% due 1/8/2009	1,250,000	1,283,532
Federal Home Loan Bank, 5.985% due 4/9/2009	1,000,000	1,044,785
Federal Home Loan Bank, 5.79% due 4/27/2009	200,000	207,787
Federal Home Loan Bank, 3.00% due 4/29/2009	1,750,000	1,735,854
Federal Home Loan Bank, 3.40% due 11/12/2010	2,750,000	2,687,806
Federal Home Loan Mtg Corp., 5.98% due 12/8/2005	75,000	75,323
Federal Home Loan Mtg Corp., 6.80% due 3/19/2007	300,000	310,152
Federal Home Loan Mtg Corp., 4.37% due 6/2/2009	5,000,000	4,998,555
Federal Home Loan Mtg Corp. CMO Series 1616 Class E, 6.50% due 11/15/2008	2,044,928	2,082,698
Federal Home Loan Mtg Corp. CMO Series 2137 Class TM, 6.50% due 1/15/2028	2,053	2,049
Federal Home Loan Mtg Corp. CMO Series 2592 Class PD, 5.00% due 7/15/2014	1,000,000	1,000,181
Federal Home Loan Mtg Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	1,677,528	1,665,291
Federal Home Loan Mtg Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	2,759,492	2,789,677
Federal Home Loan Mtg Corp., Pool # 141016, 9.25% due 11/1/2016	70,091	77,804

Certified Annual Report	21

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2005

Issuer-Description	Principal Amount	Value
Federal Home Loan Mtg Corp., Pool # 141412, 8.50% due 4/1/2017	$151,769	$163,631
Federal Home Loan Mtg Corp., Pool # 160043, 8.75% due 4/1/2008	11,908	12,194
Federal Home Loan Mtg Corp., Pool # 181730, 8.50% due 5/1/2008	11,649	11,893
Federal Home Loan Mtg Corp., Pool # 252986, 10.75% due 4/1/2010	37,313	40,442
Federal Home Loan Mtg Corp., Pool # 256764, 8.75% due 10/1/2014	7,244	7,385
Federal Home Loan Mtg Corp., Pool # 273822, 8.50% due 4/1/2009	33,965	34,334
Federal Home Loan Mtg Corp., Pool # 291880, 8.25% due 5/1/2017	1,032	1,040
Federal Home Loan Mtg Corp., Pool # 294817, 9.75% due 1/1/2017	27,440	30,743
Federal Home Loan Mtg Corp., Pool # 298107, 10.25% due 8/1/2017	27,638	31,721
Federal Home Loan Mtg Corp., Pool # C90041, 6.50% due 11/1/2013	54,904	56,421
Federal Home Loan Mtg Corp., Pool # D06908, 9.50% due 9/1/2017	7,784	8,191
Federal Home Loan Mtg Corp., Pool # D37120, 7.00% due 7/1/2023	57,249	60,366
Federal Home Loan Mtg Corp., Pool # E00170, 8.00% due 7/1/2007	37,561	38,405
Federal Home Loan Mtg Corp., Pool # E49074, 6.50% due 7/1/2008	26,254	27,157
Federal Home Loan Mtg Corp., Pool # E61778, 6.50% due 4/1/2008	37,586	38,878
Federal Home Loan Mtg Corp., Pool # E65962, 7.00% due 5/1/2008	1,811	1,817
Federal National Mtg Assoc, 2.15% due 7/21/2006	750,000	737,783
Federal National Mtg Assoc, 2.62% due 12/5/2007	1,000,000	997,030
Federal National Mtg Assoc, 3.125% due 12/8/2008	3,665,000	3,629,011
Federal National Mtg Assoc, 4.15% due 1/23/2009	2,000,000	1,999,812
Federal National Mtg Assoc, 3.25% due 6/16/2009	4,000,000	3,970,523
Federal National Mtg Assoc, 4.25% due 6/29/2012	3,250,000	3,220,746
Federal National Mtg Assoc CMO Series 1992-22 Class HC, 7.00% due 3/25/2007	97,597	98,546
Federal National Mtg Assoc CMO Series 1993-101 Class PJ, 7.00% due 6/25/2008	503,638	510,168
Federal National Mtg Assoc CMO Series 1993-122 Class D, 6.50% due 6/25/2023	156,073	158,147
Federal National Mtg Assoc CMO Series 1993-32 Class H, 6.00% due 3/25/2023	175,967	178,747
Federal National Mtg Assoc CMO Series G1993-35 Class JD, 6.50% due 11/25/2006	446,605	446,448
Federal National Mtg Assoc CPI Floating Rate Note, 3.67% due 2/17/2009	3,000,000	2,988,690
Federal National Mtg Assoc, Pool # 008307, 8.00% due 5/1/2008	62,242	63,763
Federal National Mtg Assoc, Pool # 019535, 10.25% due 7/1/2008	8,222	8,607
Federal National Mtg Assoc, Pool # 033356, 9.25% due 8/1/2016	78,544	85,494
Federal National Mtg Assoc, Pool # 040526, 9.25% due 1/1/2017	4,122	4,218
Federal National Mtg Assoc, Pool # 044003, 8.00% due 6/1/2017	67,142	71,780
Federal National Mtg Assoc, Pool # 050811, 7.50% due 12/1/2012	52,507	54,573
Federal National Mtg Assoc, Pool # 050832, 7.50% due 6/1/2013	75,785	78,686
Federal National Mtg Assoc, Pool # 076388, 9.25% due 9/1/2018	77,932	85,922
Federal National Mtg Assoc, Pool # 077725, 9.75% due 10/1/2018	37,406	39,463
Federal National Mtg Assoc, Pool # 100286, 7.50% due 8/1/2009	150,383	154,004
Federal National Mtg Assoc, Pool # 112067, 9.50% due 10/1/2016	55,700	61,865
Federal National Mtg Assoc, Pool # 156156, 8.50% due 4/1/2021	56,234	58,913
Federal National Mtg Assoc, Pool # 190555, 7.00% due 1/1/2014	45,008	46,532
Federal National Mtg Assoc, Pool # 190703, 7.00% due 3/1/2009	35,428	36,211
Federal National Mtg Assoc, Pool # 190836, 7.00% due 6/1/2009	88,452	90,530
Federal National Mtg Assoc, Pool # 250387, 7.00% due 11/1/2010	70,534	73,772
Federal National Mtg Assoc, Pool # 250481, 6.50% due 11/1/2015	6,648	6,816
Federal National Mtg Assoc, Pool # 251258, 7.00% due 9/1/2007	32,216	32,763
Federal National Mtg Assoc, Pool # 251759, 6.00% due 5/1/2013	108,855	112,065
Federal National Mtg Assoc, Pool # 252648, 6.50% due 5/1/2022	270,575	280,056
Federal National Mtg Assoc, Pool # 252787, 7.00% due 8/1/2006	10,651	10,743
Federal National Mtg Assoc, Pool # 303383, 7.00% due 12/1/2009	61,740	62,954
Federal National Mtg Assoc, Pool # 312663, 7.50% due 6/1/2010	89,253	93,848
Federal National Mtg Assoc, Pool # 323706, 7.00% due 2/1/2009	107,954	110,128
Federal National Mtg Assoc, Pool # 323735, 5.50% due 5/1/2006	1,271,734	1,272,421

22	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2005

Issuer-Description	Principal Amount	Value
Federal National Mtg Assoc, Pool # 334996, 7.00% due 2/1/2011	$75,121	$78,569
Federal National Mtg Assoc, Pool # 342947, 7.25% due 4/1/2024	558,018	592,534
Federal National Mtg Assoc, Pool # 345775, 8.50% due 12/1/2024	45,840	47,854
Federal National Mtg Assoc, Pool # 373942, 6.50% due 12/1/2008	49,947	51,757
Federal National Mtg Assoc, Pool # 382889, 7.35% due 12/1/2010	302,671	321,508
Federal National Mtg Assoc, Pool # 382926, 7.37% due 12/1/2010	336,685	357,834
Federal National Mtg Assoc, Pool # 384243, 6.10% due 10/1/2011	617,123	638,744
Federal National Mtg Assoc, Pool # 384746, 5.86% due 2/1/2009	1,056,054	1,090,790
Federal National Mtg Assoc, Pool # 385714, 4.70% due 1/1/2010	3,175,155	3,160,308
Federal National Mtg Assoc, Pool # 406384, 8.25% due 12/1/2024	226,775	242,584
Federal National Mtg Assoc, Pool # 443909, 6.50% due 9/1/2018	208,214	214,361
Federal National Mtg Assoc, Pool # 460568, 5.20% due 12/1/2006	3,500,000	3,504,765
Federal National Mtg Assoc, Pool # 516363, 5.00% due 3/1/2014	268,017	268,153
Federal National Mtg Assoc, Pool # 555207, 7.00% due 11/1/2017	128,363	134,255
Government National Mtg Assoc CMO Series 2001-65 Class PG, 6.00% due 7/20/2028	1,271,134	1,275,420
Government National Mtg Assoc CMO Series 2002-67 Class VA, 6.00% due 3/20/2013	426,293	430,719
Government National Mtg Assoc, Pool # 000623, 8.00% due 9/20/2016	70,968	75,608
Government National Mtg Assoc, Pool # 016944, 7.50% due 5/15/2007	51,035	54,242
Government National Mtg Assoc, Pool # 306636, 8.25% due 12/15/2006	19,035	19,342
Government National Mtg Assoc, Pool # 369693, 7.00% due 1/15/2009	110,324	116,009
Government National Mtg Assoc, Pool # 409921, 7.50% due 8/15/2010	64,218	67,524
Government National Mtg Assoc, Pool # 410240, 7.00% due 12/15/2010	49,685	52,214
Government National Mtg Assoc, Pool # 410271, 7.50% due 8/15/2010	42,370	44,552
Government National Mtg Assoc, Pool # 410846, 7.00% due 12/15/2010	76,752	80,659
Government National Mtg Assoc, Pool # 430150, 7.25% due 12/15/2026	72,221	76,932
Government National Mtg Assoc, Pool # 447040, 7.75% due 5/15/2027	52,403	56,289
Government National Mtg Assoc, Pool # 453928, 7.00% due 7/15/2017	95,691	101,325
Government National Mtg Assoc, Pool # 780063, 7.00% due 9/15/2008	25,460	26,771
Government National Mtg Assoc, Pool # 780448, 6.50% due 8/15/2011	149,458	155,903
Overseas Private Investment Corp., 4.10% due 11/15/2014	2,376,000	2,312,466
Private Export Funding Corp., 4.974% due 8/15/2013	2,700,000	2,761,633
Private Export Funding Corp. Series P, 5.685% due 5/15/2012	5,000,000	5,313,140
Tennessee Valley Authority, 4.75% due 8/1/2013	3,000,000	3,031,516

TOTAL U.S. GOVERNMENT AGENCIES (Cost $93,800,205)		93,025,688

Short Term Investments — 3.12%
Federal Home Loan Bank Discount Notes, 3.54% due 10/6/2005	6,000,000	5,997,050

TOTAL SHORT TERM INVESTMENTS (Cost $5,997,050)		5,997,050

TOTAL INVESTMENTS — 98.77% (Cost $193,449,059)		$189,838,211

OTHER ASSETS LESS LIABILITIES — 1.23%		2,362,669

NET ASSETS — 100.00%		$192,200,880

Certified Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term U.S. Government Fund	September 30, 2005

Footnote Legend

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

MTN	Medium-Term Note

SUMMARY OF TYPES OF HOLDINGS

24	Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Limited Term Income Fund	September 30, 2005

CUSIPS: Class A - 885-215-509, CLASS C - 885-215-764, CLASS I - 885-215-681, CLASS RI - 885-215-483 NASDAQ SYMBOLS: CLASS A - THIFX, CLASS C - THICX, CLASS I - THIIX, CLASS RI - THIRX

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
U.S.Treasury Securities — 4.65%
United States Treasury Notes, 4.625% due 5/15/2006	Aaa/AAA	$4,500,000	$4,515,820
United States Treasury Notes, 3.00% due 2/15/2008	Aaa/AAA	4,000,000	3,895,625
United States Treasury Notes, 4.75% due 11/15/2008	Aaa/AAA	1,500,000	1,524,375
United States Treasury Notes, 5.75% due 8/15/2010	Aaa/AAA	2,500,000	2,666,016
United States Treasury Notes, 3.625% due 5/15/2013	Aaa/AAA	5,000,000	4,796,875

TOTAL U.S.TREASURY SECURITIES (Cost $17,518,496)			17,398,711

U.S. Government Agencies — 9.44%
Federal Home Loan Bank, 2.25% due 5/15/2006	Aaa/AAA	2,000,000	1,976,319
Federal Home Loan Bank, 3.72% due 2/22/2007	Aaa/AAA	1,370,000	1,368,456
Federal Home Loan Bank, 4.875% due 5/15/2007	Aaa/AAA	150,000	150,987
Federal Home Loan Bank, 3.95% due 9/24/2007	Aaa/AAA	1,000,000	989,323
Federal Home Loan Bank, 5.833% due 1/23/2008	Aaa/AAA	500,000	514,077
Federal Home Loan Bank, 5.785% due 4/14/2008	Aaa/AAA	75,000	77,212
Federal Home Loan Bank, 5.835% due 7/15/2008	Aaa/AAA	300,000	310,022
Federal Home Loan Bank, 5.085% due 10/7/2008	Aaa/AAA	250,000	253,629
Federal Home Loan Bank, 5.038% due 10/14/2008	Aaa/AAA	200,000	202,652
Federal Home Loan Bank, 5.365% due 12/11/2008	Aaa/AAA	75,000	76,751
Federal Home Loan Bank, 3.00% due 12/15/2008	Aaa/AAA	3,000,000	2,984,949
Federal Home Loan Bank, 5.985% due 4/9/2009	Aaa/AAA	85,000	88,807
Federal Home Loan Bank, 3.00% due 9/22/2009	Aaa/AAA	1,500,000	1,490,741
Federal Home Loan Mtg Corp., 9.00% due 10/1/2005	Aaa/AAA	294	296
Federal Home Loan Mtg Corp., 4.37% due 6/2/2009	Aaa/AAA	5,000,000	4,998,555
Federal Home Loan Mtg Corp. CMO Series 2160 Class PG, 6.50% due 11/15/2027	Aaa/AAA	769,693	768,637
Federal Home Loan Mtg Corp. CMO Series 2814 Class GB, 5.00% due 6/15/2019	Aaa/AAA	1,677,528	1,665,291
Federal Home Loan Mtg Corp. CMO Series 2821 Class YI, 5.50% due 9/15/2014	Aaa/AAA	2,760,403	2,790,598
Federal National Mtg Assoc, 3.25% due 3/29/2007	Aaa/AAA	4,550,000	4,476,170
Federal National Mtg Assoc, 5.185% due 11/1/2008	Aaa/AAA	462,680	467,198
Federal National Mtg Assoc, 6.00% due 12/1/2008	Aaa/AAA	82,672	85,071
Federal National Mtg Assoc, 8.00% due 12/1/2009	Aaa/AAA	31,131	32,359
Federal National Mtg Assoc, 7.00% due 3/1/2011	Aaa/AAA	46,806	48,955
Federal National Mtg Assoc, 6.42% due 4/1/2011	Aaa/AAA	2,381,281	2,464,156
Federal National Mtg Assoc, 5.095% due 12/1/2011	Aaa/AAA	126,796	128,573
Federal National Mtg Assoc, 7.491% due 8/1/2014	Aaa/AAA	37,042	37,875
Federal National Mtg Assoc CMO Series 2003-64 Class EC, 5.50% due 5/25/2030	Aaa/AAA	987,376	991,356
Federal National Mtg Assoc CPI Floating Rate Note, 3.67% due 2/17/2009	Aaa/AAA	5,000,000	4,981,150
Federal National Mtg Assoc, Pool # 460568, 5.20% due 12/1/2006	Aaa/AAA	800,000	801,089
Government National Mtg Assoc, Pool # 003007, 8.50% due 11/20/2015	Aaa/AAA	28,255	29,963
Government National Mtg Assoc, Pool # 827148, 3.375% due 2/20/2024	Aaa/AAA	40,436	40,931

TOTAL U.S. GOVERNMENT AGENCIES (Cost $35,421,095)			35,292,148

Asset Back Securities — 4.02%
Associates Manufactured Housing Trust 1996-1 A5, 7.60% due 3/15/2027	Aaa/AAA	312,016	317,456
GSR Mtg Loan Trust Series 2004-3F Class 2-A10, 7.343% due 2/25/2034	NA/AAA	939,843	930,142
Small Business Administration, 4.638% due 2/10/2015	NR/NR	3,294,763	3,294,643
Washington Mutual Series 02-AR10, Class-A6, 4.816% due 10/25/2032	Aaa/AAA	49,847	49,726
Washington Mutual Series 03-AR10, Class-A4, 4.071% due 10/25/2033	Aaa/AAA	2,000,000	1,980,027

Certified Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Washington Mutual Series 03-AR12, Class-A4, 3.743% due 2/25/2034	Aaa/AAA	$2,000,000	$1,965,588
Washington Mutual Series 03-AR5, Class-A6, 3.695% due 6/25/2033	Aaa/AAA	3,200,000	3,106,564
Washington Mutual Series 05-AR4, Class-A4b, 4.68% due 4/25/2035	Aaa/AAA	500,000	492,265
Wells Fargo Mtg Backed Secs Series 2005-3 Class-A10, 5.50% due 5/25/2035	Aaa/NA	2,880,489	2,879,950

TOTAL ASSET BACK SECURITIES (Cost $15,190,856)			15,016,361

Corporate Bonds — 66.77%

BANKS — 3.03%

COMMERCIAL BANKS — 3.03%
Bank of America Corp., 4.375% due 12/1/2010	Aa2/AA-	1,675,000	1,644,199
Capital One Bank, 6.70% due 5/15/2008	Baa2/BBB	1,665,000	1,739,983
Fifth Third Bank, Cincinnati Ohio, 3.375% due 8/15/2008	Aa1/AA-	2,500,000	2,418,025
HSBC USA Inc., 8.375% due 2/15/2007	A1/A+	700,000	732,571
National Westminster Bank, 7.375% due 10/1/2009	Aa2/AA-	715,000	785,455
Nations Bank Corp., 7.23% due 8/15/2012	Aa2/AA-	250,000	277,790
Northern Trust Co., 6.25% due 6/2/2008	A1/A+	500,000	523,420
PNC Funding Corp., 6.875% due 7/15/2007	A3/BBB+	95,000	98,645
Suntrust Bank Atlanta Georgia, 2.50% due 5/4/2006	Aa2/AA-	2,200,000	2,172,395
Union Planters Corp., 6.75% due 11/1/2005	A2/A-	120,000	120,225
US Bank, 5.625% due 11/30/2005	Aa1/AA-	385,000	385,898
US Bank, 6.30% due 7/15/2008	Aa2/A+	400,000	417,826

			11,316,432

CAPITAL GOODS — 4.76%

MACHINERY — 4.76%
Caterpillar Financial Services Corp., 6.40% due 2/15/2008	A2/A	250,000	256,497
Emerson Electric Co., 5.75% due 11/1/2011	A2/A	800,000	842,884
General American Railcar Corp., 6.69% due 9/20/2016	A3/AA-	214,524	214,127
Hubbell Inc., 6.375% due 5/15/2012	A3/A+	1,000,000	1,081,503
Illinois Tool Works Inc., 5.75% due 3/1/2009	Aa3/AA	4,595,000	4,767,409
John Deere Capital Corp., 5.125% due 10/19/2006	A3/A-	450,000	452,832
John Deere Capital Corp. Floating Rate Note, 3.959% due 6/10/2008	A3/A-	4,415,000	4,413,967
Johnson Controls Inc., 5.00% due 11/15/2006	A2/A	1,000,000	1,002,840
Pentair Inc., 7.85% due 10/15/2009	Baa3/BBB	1,000,000	1,099,732
Pitney Bowes Inc., 5.875% due 5/1/2006	Aa3/A+	900,000	905,764
Pitney Bowes Inc., 4.625% due 10/1/2012	Aa3/A+	900,000	888,627
Pitney Bowes Inc., 3.875% due 6/15/2013	Aa3/A+	2,000,000	1,875,244

			17,801,426

COMMERCIAL SERVICES & SUPPLIES — 1.68%

COMMERCIAL SERVICES & SUPPLIES — 1.68%
Aramark Services Inc., 7.00% due 7/15/2006	Baa3/BBB-	250,000	253,352
Science Applications International Corp., 6.75% due 2/1/2008	A3/A-	250,000	261,223
Science Applications International Corp., 6.25% due 7/1/2012	A3/A-	1,000,000	1,058,514
Valassis Communications, 6.625% due 1/15/2009	Baa3/BBB-	1,700,000	1,763,837
Waste Management Inc., 6.875% due 5/15/2009	Baa3/BBB	725,000	771,382
Waste Management Inc., 7.375% due 8/1/2010	Baa3/BBB	500,000	549,828

26	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Waste Management Inc., 6.50% due 11/15/2008	Baa3/BBB	$1,000,000	$1,045,578
WMX Technologies Inc., 7.00% due 10/15/2006	Baa3/BBB	550,000	561,979

			6,265,693

DIVERSIFIED FINANCIALS — 25.75%

CAPITAL MARKETS — 8.52%
Bear Stearns Co. Inc., 4.50% due 10/28/2010	A1/A	1,500,000	1,476,999
Jefferies Group Inc. Senior Note Series B, 7.50% due 8/15/2007	Baa1/BBB	2,600,000	2,723,443
Legg Mason Mtg Capital Corp., 5.29% due 6/1/2009	NR/NR	1,714,286	1,712,757
Lehman Brothers Holdings Inc., 3.50% due 8/7/2008	A1/A	700,000	678,875
Lehman Brothers Holdings Inc. CPI Floating Rate Note, 4.53% due 5/12/2014	A1/A	5,190,000	5,140,124
Merrill Lynch & Co., CPI Floating Rate Note, 3.33% due 3/12/2007	Aa3/A+	5,000,000	4,985,950
Merrill Lynch & Co., CPI Floating Rate Note, 3.03% due 4/5/2006	Aa3/A+	5,376,000	5,356,163
Merrill Lynch & Co., CPI Floating Rate Note, 5.22% due 5/5/2014	Aa3/A+	1,000,000	989,710
Merrill Lynch & Co., CPI Floating Rate Note, 3.69% due 3/2/2009	Aa3/A+	3,000,000	2,970,330
Morgan Stanley Group, Inc., 3.734% due 1/18/2008	Aa3/A+	5,000,000	5,002,870
Schwab Charles Corp., 6.30% due 4/28/2006	A2/A-	800,000	808,151

CONSUMER FINANCE — 4.57%
SLM Corp. CPI Floating Rate Note, 4.65% due 1/31/2014	A2/A	9,500,000	9,451,455
SLM Corp. CPI Floating Rate Note, 3.73% due 3/2/2009	A2/A	3,000,000	2,962,740
SLM Corp. Floating Rate Note, 3.86% due 7/25/2008	A2/A	3,000,000	3,009,465
SLM Corp. Floating Rate Note, 4.118% due 9/15/2008	A2/A	1,675,000	1,675,968

DIVERSIFIED FINANCIAL SERVICES — 12.66%
American General Finance Corp., 4.625% due 9/1/2010	A1/A+	200,000	197,225
Berkshire Hathaway Finance Corp. Senior Note, 4.625% due 10/15/2013	Aaa/AAA	1,000,000	981,237
Dun & Bradstreet Corp., 6.625% due 3/15/2006	NR/A-	75,000	75,683
General Electric Capital Corp., 7.75% due 6/9/2009	Aaa/AAA	200,000	219,217
General Electric Capital Corp., Floating Rate Note,4.175% due 5/30/2008	Aaa/AAA	494,000	493,018
General Electric Capital Corp., 4.25% due 12/1/2010	Aaa/AAA	2,000,000	1,961,622
General Electric Capital Corp., Floating Rate Note, 3.573% due 3/2/2009	Aaa/AAA	5,000,000	4,868,750
General Electric Capital Corp., 4.375% due 11/21/2011	Aaa/AAA	1,500,000	1,468,773
General Electric Capital Corp., 7.375% due 1/19/2010	Aaa/AAA	400,000	441,414
General Electric Capital Corp., 5.00% due 2/15/2007	Aaa/AAA	2,900,000	2,920,961
General Electric Capital Corp. Floating Rate Note, 3.99% due 12/15/2009	Aaa/AAA	1,000,000	1,001,705
Household Finance Corp., 7.20% due 7/15/2006	A1/A	550,000	561,052
Household Finance Corp., 5.75% due 1/30/2007	A1/A	400,000	406,204
Household Finance Corp., 5.90% due 5/15/2006	A1/A	100,000	100,416
Household Finance Corp., 6.40% due 9/15/2009	A1/A	400,000	410,898
Household Finance Corp. CPI Floating Rate Note, 4.54% due 8/10/2009	A1/A	5,000,000	4,898,850
International Lease Finance Corp., 5.00% due 9/15/2012	A1/AA-	4,000,000	3,947,168
International Lease Finance Corp., 4.55% due 10/15/2009	A1/AA-	2,500,000	2,487,540
International Lease Finance Corp. Floating Rate Note, 3.999% due 1/15/2010	A1/AA-	4,050,000	4,065,451
JP Morgan Chase Co., 4.50% due 11/15/2010	Aa3/A+	1,465,000	1,444,893
JP Morgan Chase Co. CPI Floating Rate Note, 4.90% due 6/28/2009	Aa3/A+	5,000,000	5,042,050
Principal Financial Group Australia, 8.20% due 8/15/2009	A2/A	700,000	776,150
Toyota Motor Credit Corp., 2.875% due 8/1/2008	Aaa/AAA	800,000	765,198
Toyota Motor Credit Corp., 4.35% due 12/15/2010	Aaa/AAA	800,000	794,570
Toyota Motor Credit Corp., 4.25% due 3/15/2010	Aaa/AAA	3,450,000	3,411,674
Toyota Motor Credit Corp., 2.70% due 1/30/2007	Aaa/AAA	3,300,000	3,217,757
US Central Credit Union, 2.75% due 5/30/2008	Aa1/AAA	375,000	358,733

			96,263,209

Certified Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
ENERGY — 3.33%

ENERGY EQUIPMENT & SERVICES — 3.08%
Amerenenergy Generating Co., 7.75% due 11/1/2005	A3/A-	$850,000	$852,340
BJ Services Co. Note Series B, 7.00% due 2/1/2006	Baa2/BBB+	75,000	75,491
Central Power & Light Co., 7.125% due 2/1/2008	Baa1/BBB	2,000,000	2,101,656
Commonwealth Edison Co., 4.74% due 8/15/2010	A3/A-	975,000	958,188
El Paso Corp., 7.00% due 5/15/2011	Caa1/B-	700,000	698,250
Enterprise Products Participating LP, 7.50% due 2/1/2011	Baa3/BB+	250,000	273,452
EOG Resources Inc., 6.00% due 12/15/2008	Baa1/BBB+	450,000	463,573
Louis Dreyfus Natural Gas Corp., 6.875% due 12/1/2007	A3/BBB+	290,000	301,936
Murphy Oil Corp., 6.375% due 5/1/2012	Baa1/A-	750,000	805,246
Panenergy Corp., 7.00% due 10/15/2006	Baa3/BBB-	1,100,000	1,118,105
Phillips Petroleum Co., 9.375% due 2/15/2011	A3/A-	900,000	1,087,069
Phillips Petroleum Co., 8.75% due 5/25/2010	A3/A-	250,000	292,306
Questar Pipeline Co., 6.05% due 12/1/2008	A2/A-	425,000	438,926
Rio Tinto Finance, 5.75% due 7/3/2006	Aa3/A+	925,000	934,640
Smith International Inc. Senior Note, 7.00% due 9/15/2007	Baa1/BBB+	600,000	622,399
Sonat Inc., 7.625% due 7/15/2011	Caa1/B-	500,000	507,500

OIL, GAS & CONSUMABLE FUELS — 0.25%
Occidental Petroleum Corp., 10.125% due 9/15/2009	A3/A-	315,000	378,331
Occidental Petroleum Corp., 7.375% due 11/15/2008	A3/A-	300,000	324,146
Union Oil Co. California, 7.90% due 4/18/2008	A1/BBB+	200,000	213,331

			12,446,885

FOOD & DRUG RETAILING — 0.08%

FOOD & STAPLES RETAILING — 0.08%
General Mills, 5.50% due 1/12/2009	Baa2/BBB+	300,000	306,334

			306,334

FOOD BEVERAGE & TOBACCO — 1.77%

BEVERAGES — 0.94%
Anheuser Busch Co. Inc., 4.375% due 1/15/2013	A1/A+	2,000,000	1,957,224
Anheuser Busch Co. Inc., 5.625% due 10/1/2010	A1/A+	1,150,000	1,198,357
Coca Cola Co., 5.75% due 3/15/2011	Aa3/A+	200,000	209,410
Conagra Inc., 7.875% due 9/15/2010	Baa1/BBB+	150,000	167,844

FOOD PRODUCTS — 0.83%
Diageo Finance BV, 3.00% due 12/15/2006	A2/A-	925,000	907,283
Kellogg Co., 4.875% due 10/15/2005	Baa1/BBB+	186,000	186,042
Sara Lee Corp., 6.00% due 1/15/2008	A3/BBB+	900,000	919,929
Sysco International Co., 6.10% due 6/1/2012	A1/A+	1,000,000	1,073,625

			6,619,714

HEALTH CARE EQUIPMENT & SERVICES — 0.13%

HEALTH CARE EQUIPMENT & SUPPLIES — 0.13%
Baxter International Inc., 5.25% due 5/1/2007	Baa1/A-	500,000	504,102

			504,102

28	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
HOTELS RESTAURANTS & LEISURE — 0.13%

HOTELS RESTAURANTS & LEISURE — 0.13%
Wendy’s International Inc., 6.35% due 12/15/2005	Baa2/BBB+	$500,000	$501,669

			501,669

HOUSEHOLD & PERSONAL PRODUCTS — 0.87%

PERSONAL PRODUCTS — 0.87%
Nike Inc., 5.50% due 8/15/2006	A2/A+	900,000	908,035
Procter & Gamble Co., 4.75% due 6/15/2007	Aa3/AA-	350,000	351,490
Procter & Gamble Co., 4.30% due 8/15/2008	Aa3/AA-	2,000,000	1,989,008

			3,248,533

INSURANCE — 8.45%

INSURANCE — 8.45%
AIG Sunamerica Global Financing, 5.10% due 1/17/2007	Aa2/AA+	800,000	805,371
Allstate Corp., 5.375% due 12/1/2006	A1/A+	900,000	907,375
Allstate Life Global Funding, 4.50% due 4/2/2007	Aa2/AA	5,000,000	4,986,800
Hartford Financial Services Group Inc. Senior Note, 4.625% due 7/15/2013	A3/A-	1,000,000	968,129
Hartford Life Inc., 7.10% due 6/15/2007	A3/A-	300,000	311,754
Liberty Mutual Group Inc., 5.75% due 3/15/2014	Baa3/BBB	1,000,000	977,124
Lincoln National Corp., 4.75% due 2/15/2014	A3/A-	1,000,000	974,277
Metlife Inc., 5.25% due 12/1/2006	A2/A	450,000	451,750
Old Republic International Corp., 7.00% due 6/15/2007	Aa3/A+	1,800,000	1,860,867
Pacific Life Global Funding CPI Floating Rate Note, 4.71% due 2/6/2016	Aa3/AA	8,000,000	7,958,000
Principal Life Global Funding, 4.40% due 10/1/2010	Aa2/AA	4,000,000	3,921,028
Principal Life Income Funding Floating Rate Note, 4.41% due 4/1/2016	Aa2/AA	5,000,000	4,858,550
Unumprovident Corp., 7.625% due 3/1/2011	Ba1/BB+	2,450,000	2,591,522

			31,572,547

MATERIALS — 1.27%

CHEMICALS — 1.27%
Chevron Phillips Chemical, 7.00% due 3/15/2011	Baa1/BBB+	500,000	542,226
Chevron Phillips Chemical, 5.375% due 6/15/2007	Baa1/BBB+	75,000	75,628
Chevrontexaco Capital Co., 3.50% due 9/17/2007	Aa2/AA	1,400,000	1,375,224
Dow Chemical Co., 5.75% due 12/15/2008	A3/A-	350,000	361,979
E.I. du Pont de Nemours & Co., 8.25% due 9/15/2006	Aa3/AA-	200,000	205,998
E.I. du Pont de Nemours & Co., 4.75% due 11/15/2012	Aa3/AA-	1,000,000	997,783
E.I. du Pont de Nemours & Co., 4.125% due 3/6/2013	Aa3/AA-	325,000	312,382
Hoechst Celanese Corp., 7.125% due 3/15/2009	B2/NR	200,000	205,414
Lubrizol Corp. Senior Note, 5.875% due 12/1/2008	Baa3/BBB-	635,000	651,782

			4,728,416

MEDIA — 1.24%

MEDIA — 1.24%
AOL Time Warner Inc., 6.75% due 4/15/2011	Baa1/BBB+	750,000	805,439
E W Scripps Co. Ohio, 5.75% due 7/15/2012	A2/A	80,000	83,120

Certified Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
New York Times Co., 4.625% due 6/25/2007	A2/A+	$300,000	$299,925
Scholastic Corp., 5.75% due 1/15/2007	Baa3/BBB-	255,000	257,475
Thomson Corp., 4.25% due 8/15/2009	A3/A-	2,900,000	2,839,848
Time Warner Inc., 8.05% due 1/15/2016	Baa1/BBB+	200,000	234,821
Tribune Co., 6.875% due 11/1/2006	A3/A-	125,000	127,610

			4,648,238

MISCELLANEOUS — 0.48%

MISCELLANEOUS — 0.14%
Stanford University, 5.85% due 3/15/2009	NA/AAA	500,000	520,446

YANKEE — 0.34%
Kreditanstalt Fur Wiederaufbau, 3.25% due 7/16/2007	Aaa/AAA	435,000	426,357
Nova Scotia Province Canada, 5.75% due 2/27/2012	A2/A	500,000	526,762
Ontario Province Canada, 3.282% due 3/28/2008	Aa2/AA	335,000	324,743

			1,798,308

PHARMACEUTICALS & BIOTECHNOLOGY — 2.85%

BIOTECHNOLOGY — 2.31%
Abbott Labs, 6.40% due 12/1/2006	A1/AA	1,000,000	1,021,780
Abbott Labs, 3.75% due 3/15/2011	A1/AA	500,000	476,984
Eli Lilly & Co., 5.50% due 7/15/2006	Aa3/AA	1,850,000	1,865,714
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 4.653% due 2/1/2014	Baa1/A	5,450,000	5,286,881

PHARMACEUTICALS — 0.54%
Pharmacia Corp., 5.75% due 12/1/2005	Aaa/AAA	2,000,000	2,005,502

			10,656,861

RETAILING — 2.15%

DISTRIBUTORS — 0.03%
Dayton Hudson Corp., 9.625% due 2/1/2008	A2/A+	100,000	110,163

MULTILINE RETAIL — 1.55%
Costco Wholesale Corp., 5.50% due 3/15/2007	A2/A	500,000	506,050
Dillard’s Inc., 7.375% due 6/1/2006	B2/BB	150,000	152,625
Wal-Mart Stores Inc., 6.875% due 8/10/2009	Aa2/AA	900,000	969,348
Wal-Mart Stores Inc., 4.125% due 2/15/2011	Aa2/AA	3,735,000	3,633,087
Wal-Mart Stores Inc., 8.57% due 1/2/2010	Aa2/AA	345,489	368,005
Wal-Mart Stores Inc., 1992-A1 Pass Through Certificate, 7.49% due 6/21/2007	Aa2/AA	165,231	170,991

SPECIALTY RETAIL — 0.57%
Home Depot, Inc., 4.625% due 8/15/2010	Aa3/AA	2,135,000	2,134,408

			8,044,677

30	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
SOFTWARE & SERVICES — 1.21%

INTERNET SOFTWARE & SERVICES — 1.21%
Electronic Data Systems Corp., 7.125% due 10/15/2009	Ba1/BBB-	$2,500,000	$2,677,492
Electronic Data Systems Corp., 6.50% due 8/1/2013	Ba1/BBB-	1,000,000	1,024,368
Reynolds & Reynolds, 7.00% due 12/15/2006	Baa2/BBB	800,000	803,234

			4,505,094

TECHNOLOGY HARDWARE & EQUIPMENT — 2.88%

COMPUTERS & PERIPHERALS — 2.88%
Computer Sciences Corp., 6.25% due 3/15/2009	A3/A	300,000	311,693
Computer Sciences Corp., 7.375% due 6/15/2011	A3/A	1,317,000	1,468,263
Computer Sciences Corp., 3.50% due 4/15/2008	A3/A	2,000,000	1,941,774
First Data Corp., 5.625% due 11/1/2011	A1/A+	900,000	936,114
First Data Corp., 6.375% due 12/15/2007	A1/A+	110,000	113,854
International Business Machines, 4.875% due 10/1/2006	A1/A+	500,000	502,179
International Business Machines, 4.25% due 9/15/2009	A1/A+	1,000,000	988,871
International Business Machines, 2.375% due 11/1/2006	A1/A+	2,825,000	2,764,585
Jabil Circuit Inc., 5.875% due 7/15/2010	Baa3/BBB-	500,000	512,160
Oracle Corp., 6.91% due 2/15/2007	A3/A-	1,200,000	1,235,293

			10,774,786

TELECOMMUNICATION SERVICES — 1.06%

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.06%
Cingular Wireless, 5.625% due 12/15/2006	Baa2/A	900,000	910,901
GTE Hawaiian Telephone Inc., 7.375% due 9/1/2006 (Insured: MBIA)	Aaa/AAA	1,500,000	1,521,952
Verizon Wireless Capital LLC, 5.375% due 12/15/2006	A3/A+	1,500,000	1,514,558

			3,947,411

TRANSPORTATION — 0.59%

AIRLINES — 0.53%
Continental Airlines Pass Through Certificate Series 1997 4 Class-4A, 6.90% due 1/2/2018	Baa3/BBB+	200,742	196,203
Delta Air Lines Inc. EETC Series 2001-1 Class-A, 6.619% due 3/18/2011	Ba2/BB+	279,327	261,255
Northwest Airlines 1999-2 Class-A, 7.575% due 3/1/2019	Ba2/BBB-	124,273	124,279
Southwest Airlines Co., 7.875% due 9/1/2007	Baa1/A	1,012,000	1,066,175
Southwest Airlines Co., 5.10% due 5/1/2006	Aa2/AA+	307,975	308,563

ROAD & RAIL — 0.06%
CSX Corp., 7.45% due 5/1/2007	Baa2/BBB	225,000	234,157

			2,190,632

UTILITIES — 3.06%

ELECTRIC UTILITIES — 2.23%
Appalachian Power Co., 6.60% due 5/1/2009 (Insured: MBIA)	Aaa/AAA	175,000	185,550
Gulf Power Co., 4.35% due 7/15/2013	A2/A	925,000	890,742
Minnesota Power & Light Co., 7.00% due 2/15/2007	Baa1/A	900,000	926,505
Northern Border Pipeline Co., 6.25% due 5/1/2007	A3/BBB+	120,000	122,618
Northern States Power Co., 4.75% due 8/1/2010	A2/A-	2,825,000	2,813,516

Certified Annual Report	31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
Pennsylvania Power & Light Co., 6.55% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	$210,000	$211,831
PSI Energy Inc., 7.85% due 10/15/2007	Baa1/BBB	500,000	529,271
PSI Energy Inc., 6.65% due 6/15/2006	A3/A-	245,000	248,566
Public Service Electric & Gas Co., 6.75% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	275,000	277,561
Texas Eastern Transmission Corp. Senior Note, 5.25% due 7/15/2007	Baa2/BBB	525,000	529,296
Wisconsin Energy Corp., 5.50% due 12/1/2008	A3/BBB+	350,000	358,316
Wisconsin Public Service Corp., 6.125% due 8/1/2011	Aa2/A+	1,150,000	1,223,868

GAS UTILITIES — 0.57%
Southern California Gas Co., 4.375% due 1/15/2011	A1/A+	225,000	221,665
Texas Municipal Gas Corp., 2.60% due 7/1/2007 (Insured: FSA)	Aaa/AAA	1,950,000	1,920,379

MULTI-UTILITIES — 0.26%
Madison Gas & Electric Co., 6.02% due 9/15/2008	Aa3/AA-	950,000	979,298

			11,438,982

TOTAL CORPORATE BONDS (Cost $249,395,358)			249,579,949

Taxable Municipal Bonds — 11.93%
American Campus Properties Student Housing, 7.38% due 9/1/2012 (Insured: MBIA)	Aaa/AAA	3,885,000	4,254,425
American Fork City Utah Sales, 4.89% due 3/1/2012 (Insured: FSA)	Aaa/AAA	300,000	300,480
American Fork City Utah Sales, 5.07% due 3/1/2013 (Insured: FSA)	Aaa/AAA	120,000	121,512
Arkansas Electric Coop Corp., 7.33% due 6/30/2008	A2/AA-	116,000	119,921
Bessemer Alabama Water Revenue Taxable Warrants Series B, 7.375% due 7/1/2008 (Insured: FSA)	Aaa/AAA	670,000	692,579
Brockton MA Taxable Economic Development Series A, 6.45% due 5/1/2017 (Insured: FGIC)	Aaa/AAA	150,000	164,161
Burbank California Waste Disposal Revenue, 5.29% due 5/1/2007 (Insured: FSA)	Aaa/AAA	370,000	373,171
Burbank California Waste Disposal Revenue, 5.48% due 5/1/2008 (Insured: FSA)	Aaa/AAA	310,000	316,036
Chicago Illinois Taxable Neighborhoods Alive Series B, 5.20% due 1/1/2006 (Insured: FGIC)	Aaa/AAA	200,000	201,448
Cleveland Cuyahoga County Ohio, 6.10% due 5/15/2013	NR/BBB+	1,945,000	1,899,312
Connecticut State Housing Finance Authority, 3.10% due 6/15/2032 put 12/1/2005 (Insured:AMBAC)	Aaa/AAA	1,870,000	1,866,017
Cook County Illinois Community College District 508, 6.90% due 5/1/2010 (Insured:AMBAC)	Aaa/AAA	600,000	620,538
Cook County Illinois School District 083, 4.625% due 12/1/2010 (Insured: FSA)	Aaa/NR	250,000	247,642
Cook County Illinois School District 083, 4.875% due 12/1/2011 (Insured: FSA)	Aaa/NR	150,000	149,880
Denver City & County Special Facilities Taxable Refunding & Improvement Series B, 7.15% due 1/1/2008 (Insured: MBIA)	Aaa/AAA	900,000	948,096
Elkhart Indiana Redevelopment District Revenue, 4.80% due 6/15/2011	NR/NR	240,000	230,314
Elkhart Indiana Redevelopment District Revenue, 4.80% due 12/15/2011	NR/NR	245,000	234,325
Elkhart Indiana Redevelopment District Revenue, 5.05% due 12/15/2012	NR/NR	515,000	495,100
Elkhart Indiana Redevelopment District Revenue, 5.25% due 12/15/2013	NR/NR	540,000	518,762
Green Bay Wisconsin Series B, 4.875% due 4/1/2011 (Insured: MBIA)	Aaa/NR	365,000	365,748
Hancock County Mississippi, 4.20% due 8/1/2008 (Insured: MBIA)	Aaa/NR	305,000	300,620
Hancock County Mississippi, 4.80% due 8/1/2010 (Insured: MBIA)	Aaa/NR	245,000	244,588
Hancock County Mississippi, 4.90% due 8/1/2011 (Insured: MBIA)	Aaa/NR	315,000	315,331
Hanover Pennsylvania Area School District Taxable Notes Series B, 4.47% due 3/15/2013 (Insured: FSA)	Aaa/AAA	1,385,000	1,359,835
Jefferson County Texas Navigation Taxable Refunding, 5.50% due 5/1/2010 (Insured: FSA)	Aaa/NR	500,000	509,695
Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.00% due 1/1/2006 (Insured: FSA)	Aaa/NR	200,000	199,480
Jefferson Franklin, Etc. Counties Illinois Community College District 521, 3.625% due 1/1/2007 (Insured: FSA)	Aaa/NR	300,000	296,964
Jersey City New Jersey Municipal Utilities Authority, 3.72% due 5/15/2009 (Insured: MBIA)	Aaa/AAA	575,000	556,525
Kendall Kane County Illinois School 308, 5.50% due 10/1/2011 (Insured: FGIC)	Aaa/NR	365,000	378,439

32	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2005

Issuer-Description	Credit Rating† Moody’s/S&P	Principal Amount	Value
King County Washington GO, 7.55% due 12/1/2005	Aa1/AA+	$405,000	$407,543
Los Angeles County California Metropolitan Transport, 4.56% due 7/1/2010 (Insured:AMBAC)	Aaa/AAA	2,775,000	2,753,771
Maryland State Economic Development Corp., 7.25% due 6/1/2008
(Maryland Tech Development Center Project)	NR/NR	280,000	288,963
McKeesport Pennsylvania Taxable Series B, 6.60% due 3/1/2006 (Insured: MBIA)	Aaa/AAA	240,000	242,395
Mississippi State Taxable Business Series V, 7.125% due 9/1/2006	NR/AA	140,000	143,198
Montgomery County Maryland Revenue Authority, 5.00% due 2/15/2012	Aa2/AA+	100,000	100,482
Multnomah County Oregon School District 1J Refunding Taxable, 4.191% due 6/15/2008	A2/A-	650,000	638,853
New Jersey Health Care Facilities Financing, 10.75% due 7/1/2010 (ETM)	NR/NR	365,000	425,126
New Jersey Health Care Facilities Financing, 7.70% due 7/1/2011 (Insured: Connie Lee)	NR/AAA	130,000	139,198
New Rochelle New York Industrial Development Agency, 7.15% due 10/1/2014	Aa2/A+	150,000	159,180
New York Environmental Facilities, 5.85% due 3/15/2011	NR/AA-	3,500,000	3,686,200
New York State Housing Finance, 4.46% due 8/15/2009	Aa1/NR	455,000	448,407
New York State Thruway Authority Service Contract, 2.59% due 3/15/2006	A2/AA-	1,000,000	992,790
New York State Urban Development Corp., 4.75% due 12/15/2011	NR/AA	1,400,000	1,404,382
Newark New Jersey, 4.70% due 4/1/2011 (Insured: MBIA)	Aaa/NR	845,000	839,668
Newark New Jersey, 4.90% due 4/1/2012 (Insured: MBIA)	Aaa/NR	1,225,000	1,224,326
Niagara Falls New York Public Water, 4.30% due 7/15/2010 (Insured: MBIA)	Aaa/AAA	360,000	354,031
Northwest Open Access Network Washington Revenue, 6.18% due 12/1/2008 (Insured:AMBAC)	Aaa/AAA	1,600,000	1,667,424
Ohio State Petroleum Underground Storage, 6.75% due 8/15/2008 (Insured: MBIA)	Aaa/AAA	660,000	661,320
Pima County Arizona Industrial Development Authority Series E, 9.05% due 7/1/2008	Baa3/NR	70,000	71,216
Port Walla Walla Revenue, 5.30% due 12/1/2009	NR/NR	235,000	231,964
Providence Rhode Island, 5.59% due 1/15/2008 (Insured: FGIC)	Aaa/AAA	340,000	348,048
Short Pump Town Center Community Development, 6.26% due 2/1/2009	NR/NR	1,000,000	1,021,780
Sisters Providence Obligation Group Direct Obligation Notes Series 1997, 7.47% due 10/1/2007	Aa3/AA	1,805,000	1,889,799
Tazewell County Illinois Community High School, 5.20% due 12/1/2011 (Insured: FSA)	Aaa/NR	355,000	362,689
Tennessee State Taxable Series B, 6.00% due 2/1/2013	Aa2/AA	500,000	528,995
Texas State Public Finance Authority Revenue, 3.125% due 6/15/2007	Aa2/AA	400,000	391,196
Texas Tech University Revenue, 6.00% due 8/15/2011 (Insured: MBIA)	Aaa/AAA	245,000	260,060
University Illinois Revenue, 6.35% due 4/1/2011 (Insured: FGIC)	Aaa/AAA	1,000,000	1,075,080
Victor New York, 9.20% due 5/1/2014	NR/NR	1,250,000	1,315,838
Virginia Housing Development Authority Taxable Rental Housing Series I, 7.30% due 2/1/2008	Aa1/AA+	505,000	530,715
West Valley City Utah Municipal Building Lease Refunding Taxable, 7.67% due 5/1/2006	Aa2/NR	1,500,000	1,526,670
Wisconsin State General Revenue, 4.80% due 5/1/2013 (Insured: FSA)	Aaa/AAA	200,000	199,992

TOTAL TAXABLE MUNICIPAL BONDS (Cost $44,412,301)			44,612,243

Short Term Investments — 2.14%
Citigroup, 3.78% due 10/7/2005	Prim1/A-1+	5,000,000	4,996,850
UBS Finance, 3.74% due 10/3/2005	Prim1/A-1+	3,000,000	2,999,377

TOTAL SHORT TERM INVESTMENTS (Cost $7,996,227)			7,996,227

TOTAL INVESTMENTS — 98.95% (Cost $369,934,333)			$369,895,639

OTHER ASSETS LESS LIABILITIES — 1.05%			3,907,046

NET ASSETS — 100.00%			$373,802,685

Certified Annual Report	33

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Limited Term Income Fund	September 30, 2005

Footnote Legend

†	Credit ratings are unaudited. Rating changes may have occurred prior to or subsequent to the reporting period end.

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

AMBAC	Insured by American Municipal Bond Assurance Corp.
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FSA	Insured by Financial Security Assurance Co.
GO	General Obligation
MBIA	Insured by Municipal Bond Investors Assurance

SUMMARY OF SECURITY CREDIT RATINGS†

Ratings are a blend of Moody’s and Standard & Poor’s, using the higher rating. Some bonds are rated by only one service.

34	Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Limited Term Income Funds

To the Trustees and Class I Shareholders of

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Limited Term U.S. Government Fund and Thornburg Limited Term Income Fund (separate portfolios of Thornburg Investment Trust, hereafter referred to as the “Funds”) at September 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for the class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

Certified Annual Report	35

EXPENSE EXAMPLE

Thornburg Limited Term Income Funds	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05–9/30/05
U.S. Government Fund
Class I Shares
Actual	$1,000	$1,014.00	$3.38
Hypothetical*	$1,000	$1,021.71	$3.39

Income Fund
Class I Shares
Actual	$1,000	$1,015.80	$3.38
Hypothetical*	$1,000	$1,021.71	$3.39

†	Thornburg Limited Term U.S. Government Fund expenses are equal to the annualized expense ratio for class I shares (0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. Thornburg Limited Term Income Fund expenses are equal to the annualized expense ratio for class I shares (0.67%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

36	Certified Annual Report

INDEX COMPARISON

Thornburg Limited Term U.S. Government Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term U.S. Government Fund Class I Total Returns, versus

Lehman Brothers Intermediate Government Bond Index and Consumer Price Index

(July 30, 1996 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2005

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 7/5/96)	0.95%	5.38%	N/A	5.67%

FUND ATTRIBUTES

as of September 30, 2005

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 7/5/96)	2.99%	3.37%	$12.76	$12.76

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the U.S. Government Fund, returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for I shares.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities of up to ten years.

The SEC Yield is computed in accordance with SEC standards measuring the net investment income per share over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds’ shares at the end of the period.

The distribution rate is calculated by taking the sum of the month’s total distribution factors and dividing this sum by a 30-day period and annualizing to 360-day year. The value is then divided by the ending Net Asset Value (NAV) to arrive at the annualized distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the Funds’ NAV and current distributions.

Shares are not guaranteed by the U.S. Government.

Certified Annual Report	37

INDEX COMPARISON

Thornburg Limited Term Income Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Limited Term Income Fund Class I Total Returns versus

Lehman Brothers Intermediate Government/Credit Index and Consumer Price Index

(July 30, 1996 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended September 30, 2005

	1 Yr	5 Yrs	10 Yrs	Since Inception
I Shares (Incep: 7/5/96)	1.77%	5.86%	N/A	6.09%

FUND ATTRIBUTES

as of September 30, 2005

	Annualized Dist. Rate	SEC Yield	NAV	Maximum Offering Price
I Shares (Incep: 7/5/96)	4.23%	3.97%	$12.51	$12.51

Performance data reflect past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

For the Limited Term Income Fund, returns reflect the reinvestment of dividends and capital gains. There is no up front sales charge for I shares.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market-weighted index generally representative of intermediate government and investment grade corporate debt securities having maturities of up to ten years.

The Consumer Price Index (“CPI”) measures prices of a fixed basket of goods bought by a typical consumer, including food, transportation, shelter, utilities, clothing, medical care, entertainment and other items. The CPI, published by the Bureau of Labor Statistics in the Department of Labor, is based at 100 in 1982 and is released monthly. It is widely used as a cost-of-living benchmark to adjust Social Security payments and other payment schedules, union contracts and tax brackets. The CPI is also known as the cost-of-living index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

38	Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Limited Term Income Funds	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D.Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

Certified Annual Report	39

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999,Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

40	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	41

OTHER INFORMATION

Thornburg Limited Term Income Funds	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR THE THORNBURG LIMITED TERM U.S. GOVERNMENT FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term U.S. Government Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions.

Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a category of generally similar mutual funds and a securities index, comparative measures of portfolio risk and share price volatility, and related factors. The Trustees noted that bond indices have limited utility in evaluating fixed income mutual funds. Similarly, the Trustees noted in comparing the Fund to other mutual funds that the value of such comparisons may be limited in some degree because the Fund’s investment approach, and in particular its laddered maturity portfolio, differs from other funds. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in a challenging interest rate environment and the Fund’s investment performance. The Trustees noted in this regard the Fund’s average or better performance over different periods compared to a category of generally similar mutual funds selected by an independent analyst firm, and the Fund’s lower share price volatility than a category of longer term U.S. Government income funds selected by an independent analyst firm.

42	Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005 (Unaudited)

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee for the Fund was lower than average and median fees for a group of similar mutual funds. The Trustees further noted in this regard that the overall expenses charged to the Fund were somewhat lower than the average and median management fees for the same group of mutual funds. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses is in the Fund’s prospectuses, as well as prevailing fees and expenses charged to generally similar mutual funds. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT FOR THE THORNBURG LIMITED TERM INCOME FUND

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Limited Term Income Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions.

Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

Certified Annual Report	43

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005 (Unaudited)

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds and broad based securities indices, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a category of generally similar mutual funds and a broad based securities index, comparative measures of portfolio risk and share price volatility, and related factors. The Trustees noted that bond indices have limited utility in evaluating fixed income mutual funds. Similarly, the Trustees noted in comparing the Fund to other mutual funds that the value of such comparisons may be limited in some degree because the Fund’s investment approach, and in particular its laddered maturity portfolio, differs from other funds. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments in a challenging interest rate environment and the Fund’s investment performance. The Trustees also noted in this regard the Fund’s above average investment performance over various periods compared to a category of generally similar fixed income mutual funds selected by an independent mutual fund analyst firm, and the Fund’s lower share price volatility compared to a category of funds having longer term portfolios.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee and overall expenses for the Fund were comparable to average and median management fees and expenses for a group of generally similar mutual funds. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the services provided, the clear disclosure of these fees and expenses is in the Fund’s prospectuses, as well as prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity

44	Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Limited Term Income Funds	September 30, 2005 (Unaudited)

received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report	45

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

46	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	47

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER:

Thornburg Investment Management®

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

DISTRIBUTOR:

Thornburg Securities™

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

Core Strategies for Building Wealth

Thornburg Value Fund

Informational Brochure and Annual Report – September 30, 2005

The Value of Experience

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Value Fund

The Value of Experience

The Fund seeks long-term capital appreciation by investing in a portfolio of a limited number of holdings selected on a value basis using fundamental research. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 9, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds have ranked well within their respective categories.

The Thornburg equity funds employ a comprehensive approach which is more inclusive than the traditional deep value or high growth approach to stock selection. Within the Thornburg Value Fund and the Thornburg International Value Fund, the portfolios’ securities are classified into three baskets: basic value stocks, stocks of companies with consistent earnings, and stocks of emerging franchises. Thornburg Core Growth Fund’s holdings are classified into similar baskets: growth industry leaders, consistent growth companies, and emerging growth companies. After being identified through bottom-up screening from a worldwide universe, all stocks are subject to a rigorous selection process that must satisfy the Thornburg investment team’s two fundamental criteria: in the opinion of the portfolio manager, the companies must be selling at attractive discounts to intrinsic value and have compelling prospects for long-term growth. You can read much more about the stocks in your Fund’s portfolio at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short- and intermediate-bond maturities seeking to provide both an attractive return and relative stability of principal.

Recently, there has been a lot of news about improper behavior by some mutual fund companies. Many of the proposed new rules in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of those new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimal amount. After all, we are shareholders too! Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg
Chairman & CEO

This page is not part of the Annual Report.	3

Important Information

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market, without regard to company size. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Portfolio Overview

Thornburg Value Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. A shares are subject to a 1% 90-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Wendy Trevisani, Bill Fries, Brad

Kinkelaar, and Brian McMahon. Back row, L to R:

Lei Wang, Connor Browne, Ed Maran, Vin Walden,

Thomas Garcia, and Lewis Kaufman.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E*	19.0x

Portfolio Price to Cash Flow*	8.8

Portfolio Price to Book Value*	2.7

Median Market Cap*	$23.85 B

3-Year Beta (Thornburg vs. S&P 500)**	0.99

Holdings	49

*	Source: Thomson Portfolio Analytics

**	Source: Morningstar Principia Pro

For the fiscal year ended September 30, 2005, the Class A shares of the Thornburg Value Fund provided a positive return of 17.70% at NAV, compared to 12.25% for the S&P 500 Index. The Fund’s out performance was primarily attributable to contributions from stock selection.

Positive portfolio performance was driven by telecommunication services, financial, and energy holdings. This was somewhat different than the index which was driven by health care, information technology, as well as energy stocks. As is usually the case, the sector exposure of the Fund was secondary and a product of the bottom-up research process which focuses on owning promising companies at a discount to their intrinsic value.

October 2nd marked the Fund’s tenth anniversary. Given the litany of current adversity in the world, it might be constructive to reflect on the past investment environment for stocks, and the challenges companies now face. Our cumulative total return since inception on October 2, 1995 has been 241% or the equivalent of an annual compound rate in excess of 13%. That’s over 3% per annum better than the return of the S&P 500 Index over the same period. Of course, we are pleased with the result; there were some very satisfying years over the period. We were aware then, as we are now, that success is not necessarily permanent. There were also a number of quarters when stocks were down significantly and the outlook was dismal – the fall of 1998 and the summer of 2002 come to mind. In both cases we maintained the integrity of the portfolio, setting up excellent returns in following periods. Also worth mentioning is our performance in the period after the market peak in 2000. When the market declined, our out performance of the S&P 500 was material (for the calendar year ended 2000, the Fund’s A shares had a positive total

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2005

	3Q ‘05	1 Yr	3 Yrs	5 Yrs	Since Inception

A Shares (Incep: 10/2/95)

Without Sales Charge	5.69%	17.70%	17.17%	0.59%	13.06%

With Sales Charge	0.95%	12.42%	15.38%	(0.33)%	12.55%

S&P 500 Index (Since: 10/2/95)	3.60%	12.25%	16.69%	(1.49)%	9.54%

*	Periods under one year are not annualized.

6	This page is not part of the Annual Report.

return of 3.96% at NAV while the S&P 500 Index returned negative 9.10%). Some credit goes to a target price discipline that worked.

No doubt the next ten years will be different from the past decade. In the first few years of the Value Fund’s existence, markets were robust. Equity valuations rose and technology boomed on the back of the personal computer and the embrace of the Internet. Since 2000, markets have been roiled by events such as 9/11, corporate scandal, the war in Iraq, and higher oil prices, just to mention a few. Other than the lift-off from the psychological bottom in the summer of 2002 and the post-presidential election rally in 2004, U.S. markets have generally been range-bound. The current concerns, in addition to the lingering effects of those above, are inflation, interest rates, consumer spending, deficits, and even bird flu. Through it all, corporate America has performed well from a profit generation standpoint.

The process and philosophy employed during the Fund’s ten-year history remains unchanged and is a very important factor in the Fund’s consistent out performance of benchmarks and peers over the long-term. We will continue to maintain a diversified portfolio of the stocks we identify through our research process. Our goal remains to provide competitive, long-term investment returns to our shareholders.

PERFORMANCE IMPACT FOR YEAR ENDED 9/30/05

Top Contributors	Top Detractors

NII Holdings Inc.	Ditech Communications Corp.

WellPoint Inc.	Boston Scientific Corp.

Unocal Corp.	AON Corp.

Petroleo Brasileiro	Pfizer Inc.

Chicago Mercantile Exchange Holdings Inc.	DIRECTV Group

Source: Thomson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 9/30/05

TOP TEN EQUITY HOLDINGS

As of 9/30/05

NII Holdings Inc.	3.9%

Chevron Corp.	3.7%

ExxonMobil Corp.	3.1%

Goldman Sachs Group Inc.	3.0%

Citigroup Inc.	2.7%

Lloyds TSB Group	2.7%

Union Pacific Corp.	2.6%

General Electric Co.	2.6%

Comcast Corp.	2.6%

WellPoint Inc.	2.5%

TOP TEN INDUSTRIES

As of 9/30/05

Diversified Financials	13.6%

Telecommunication Services	13.4%

Health Care Equip. & Services	10.2%

Energy	9.7%

Media	6.5%

Software & Services	6.2%

Pharmaceuticals & Biotech	5.9%

Banks	5.1%

Transportation	4.7%

Tech Hardware & Equipment	4.7%

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8	This page is not part of the Annual Report.

Thornburg Value Fund

September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report	9

Letter to Shareholders

William V. Fries, CFA

Portfolio Manager

October 17, 2005

Dear Fellow Shareholder:

The fiscal year ended September 30, 2005 was a good year for our Fund. The net asset value (NAV) of the Class A shares on September 30, 2005 was $32.79. One year ago on September 30, 2004, the net asset value was $28.11. Total return of the Fund for the period was 17.70% at NAV, compared with 12.25% for the S&P 500 Index. Good performance was broadly based with holdings in telecommunications, financial services, energy, health care services, and technology having favorable impact. For details on performance by share class please refer to the performance summary on page 34.

Telecommunication services stocks held during the year provided some of the return that enabled the Fund to outperform the S&P 500 Index. NII Holdings Inc. performed particularly well. Located in Reston, Virginia, NII Holdings enjoyed continued growth of its digital wireless communication services in Latin America. Also in telecommunications, the performance of Crown Castle International Corp. was noteworthy. Crown Castle owns and operates wireless communications towers.

Financial stocks consistently made up the largest sector weighting in the portfolio over the trailing twelve months and also contributed to positive performance. The Fund’s exposure to financial stocks was diverse and included banks, insurance companies, and diversified financial institutions. Chicago Mercantile Exchange Holdings, Inc., which operates the leading derivatives exchange in the U.S., was the best-performing financial stock in the portfolio, thanks to healthy futures trading volume and creative product initiatives. St. Paul Travelers Inc. also provided significant positive performance.

With oil prices steadily appreciating during the year, it is not surprising to find energy positions among the better-performing stocks in the portfolio. Unocal Corp., Petroleo Brasileiro, and Exxon Mobil Corp. were the best-performing energy holdings in the Fund.

United Healthcare Corp. and WellPoint Inc. were the most positive contributors to performance in the health care area. Their performance offset disappointing results in pharmaceuticals and health care equipment holdings.

The information technology sector represented the largest source of underperformance relative to the S&P 500 Index. This in part reflected modest exposure to the sector. The semiconductor industry was a bright spot, as Samsung Electronics Co. Ltd. and Texas Instruments Inc. both performed very well. The biggest negative for the Fund came from Ditech Communications Corp., which provides voice processing products to wire-line and mobile operators. Ditech was sold after experiencing an unexpected shortfall in sales.

Ultimately, earnings drive stock prices and there are many companies reporting improved results. Earnings recorded by the companies in the S&P 500 are at record levels and corporate

10	Certified Annual Report

liquidity is in great shape. This is a point of optimism that should not be overlooked. Energy, health care services, financial services, and even some technology-related companies are demonstrating resilient business models. The outlook remains encouraging. However, consumer spending may contract in the period ahead as budgets are adjusted to reflect higher energy costs. As in the past, there will be companies that do well and stocks that represent solid value, even when some macro-considerations for equities are discouraging. For equity investors, the period ahead may well be one of opportunity.

We will be as diligent as ever in our quest to generate capital appreciation in the period ahead. We thank you for your past trust and confidence. We will continue to work toward sustaining both in the future.

Sincerely,

William V. Fries, CFA
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report	11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2005

ASSETS
Investments at value (cost $1,800,021,076)	$1,978,030,674
Cash	1,595,940
Receivable for investments sold	4,425,971
Receivable for fund shares sold	1,772,806
Dividends receivable	3,865,582
Interest receivable	772,113
Prepaid expenses and other assets	46,558

Total Assets	1,990,509,644

LIABILITIES
Payable for securities purchased	3,462,504
Payable for fund shares redeemed	2,718,960
Payable to investment advisor and other affiliates (Note 3)	2,157,353
Accounts payable and accrued expenses	802,530
Dividends payable	432,956

Total Liabilities	9,574,303

NET ASSETS	$1,980,935,341

NET ASSETS CONSIST OF:
Undistributed net investment income	$1,516,251
Net unrealized appreciation on investments	177,994,326
Accumulated net realized gain (loss)	(17,073,501)
Net capital paid in on shares of beneficial interest	1,818,498,265

$1,980,935,341

12	Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2005

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($972,477,764 applicable to 29,661,011 shares of beneficial interest outstanding - Note 4)	$32.79
Maximum sales charge, 4.50% of offering price	1.55

Maximum offering price per share	$34.34

Class B Shares:
Net asset value and offering price per share * ($92,409,982 applicable to 2,924,356 shares of beneficial interest outstanding - Note 4)	$31.60

Class C Shares:
Net asset value and offering price per share * ($446,567,260 applicable to 13,991,661 shares of beneficial interest outstanding - Note 4)	$31.92

Class I Shares:
Net asset value, offering and redemption price per share ($457,788,417 applicable to 13,775,299 shares of beneficial interest outstanding - Note 4)	$33.23

Class R1 Shares:
Net asset value, offering and redemption price per share ($11,660,848 applicable to 356,822 shares of beneficial interest outstanding - Note 4)	$32.68

Class R5 Shares:
Net asset value, offering and redemption price per share ($31,070 applicable to 935 shares of beneficial interest outstanding - Note 4)	$33.22

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report	13

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $426,216)	$37,196,206
Interest income	13,057,223

Total Income	50,253,429

EXPENSES:
Investment advisory fees (Note 3)	16,399,121
Administration fees (Note 3)
Class A Shares	1,352,343
Class B Shares	116,611
Class C Shares	574,219
Class I Shares	208,908
Class R1 Shares	8,875
Class R5 Shares	9
Distribution and service fees (Note 3)
Class A Shares	2,702,757
Class B Shares	931,869
Class C Shares	4,588,168
Class R1 Shares	35,557
Transfer agent fees
Class A Shares	1,668,090
Class B Shares	164,765
Class C Shares	683,740
Class I Shares	306,430
Class R1 Shares	11,634
Class R5 Shares	7,795
Registration and filing fees
Class A Shares	68,222
Class B Shares	7,495
Class C Shares	17,351
Class I Shares	65,205
Class R1 Shares	20,812
Class R5 Shares	14,003
Custodian fees (Note 3)	460,438
Professional fees	115,730
Accounting fees	201,896
Trustee fees	42,165
Other expenses	538,135

Total Expenses	31,312,343
Less:
Expenses reimbursed by Investment Advisor (Note 3)	(123,513)
Fees paid indirectly (Note 3)	(30,118)

Net Expenses	31,158,712

Net Investment Income	$19,094,717

14	Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2005

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$256,147,139
Foreign currency transactions	(502,454)

255,644,685

Net change in unrealized appreciation (depreciation) on:
Investments	57,937,038
Foreign currency translation	(15,271)

57,921,767

Net Realized and Unrealized Gain	313,566,452

Net Increase in Net Assets Resulting From Operations	$332,661,169

See notes to financial statements.

Certified Annual Report	15

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Value Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain	$19,094,717	$10,860,838
Net realized gain on investments and foreign currency transactions	255,644,685	143,972,530
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	57,921,767	(29,911,224)

Net Increase (Decrease) in Net Assets Resulting from Operations	332,661,169	124,922,144
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(9,628,160)	(7,240,069)
Class B Shares	(253,266)	(165,223)
Class C Shares	(1,270,882)	(881,785)
Class I Shares	(5,577,033)	(3,723,901)
Class R1 Shares	(76,812)	(41,476)
Class R5 Shares	(246)	0
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(280,665,531)	28,336,374
Class B Shares	(15,317,740)	(1,996,877)
Class C Shares	(99,126,047)	6,280,617
Class I Shares	16,018,891	102,430,454
Class R1 Shares	4,801,953	5,988,945
Class R5 Shares	29,098	0

Net Increase (Decrease) in Net Assets	(58,404,606)	253,909,203
NET ASSETS:
Beginning of year	2,039,339,947	1,785,430,744

End of year	$1,980,935,341	$2,039,339,947

See notes to financial statements.

16	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1 and Class R5) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining the net asset value of investments, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or

Certified Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2005

market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2005, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $59,825 for Class I shares, $41,907 for Class R1 shares, and $21,781 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $52,178 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $24,837 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under its respective service and distribution plans for the year ended September 30, 2005, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This

18	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2005

deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $30,118.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Sale of Class R5 shares commenced February 1, 2005. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,556,737	$169,738,087	11,405,873	$327,555,712
Shares issued to shareholders in reinvestment of dividends	279,894	8,715,714	228,437	6,559,600
Shares repurchased **	(14,823,032)	(459,119,332)	(10,795,871)	(305,778,938)

Net Increase (Decrease)	(8,986,401)	$(280,665,531)	838,439	$28,336,374

**      The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and year ended September 30, 2004, $51,849 and $63,006, respectively, were netted in the amount reported for shares repurchased.

Class B Shares
Shares sold	77,850	$2,288,707	380,476	$10,548,934
Shares issued to shareholders in reinvestment of dividends	7,536	224,646	5,415	146,992
Shares repurchased	(607,159)	(17,831,093)	(460,576)	(12,692,803)

Net Increase (Decrease)	(521,773)	$(15,317,740)	(74,685)	$(1,996,877)

Class C Shares
Shares sold	915,021	$27,095,236	3,239,399	$90,745,058
Shares issued to shareholders in reinvestment of dividends	35,972	1,085,438	27,090	746,516
Shares repurchased	(4,307,157)	(127,306,721)	(3,079,437)	(85,210,957)

Net Increase (Decrease)	(3,356,164)	$(99,126,047)	187,052	$6,280,617

Class I Shares
Shares sold	3,589,202	$111,238,406	5,766,851	$167,750,890
Shares issued to shareholders in reinvestment of dividends	147,185	4,664,983	106,031	3,088,228
Shares repurchased **	(3,238,887)	(99,884,498)	(2,376,801)	(68,408,664)

Net Increase (Decrease)	497,500	$16,018,891	3,496,081	$102,430,454

**	The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and year ended September 30, 2004, $15,714 and $12,511, respectively, were netted in the amount reported for shares repurchased.

Certified Annual Report	19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2005

Class R1 Shares
Shares sold	239,052	$7,454,820	218,435	$6,370,169
Shares issued to shareholders in reinvestment of dividends	2,115	66,501	1,357	38,681
Shares repurchased	(89,436)	(2,719,368)	(14,704)	(419,905)

Net Increase (Decrease)	151,731	$4,801,953	205,088	$5,988,945

Class R5 Shares*
Shares sold	927	$28,852	—	$—
Shares issued to shareholders in reinvestment of dividends	8	246	—	—
Shares repurchased	(—)	(—)	—	—

Net Increase (Decrease)	935	$29,098	—	$—

*	Effective date of Class R5 shares was February 1, 2005.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,192,122,249 and $1,601,701,387, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$1,799,632,460

Gross unrealized appreciation on a tax basis	$259,646,889
Gross unrealized depreciation on a tax basis	(81,248,675)

Net unrealized appreciation (depreciation) on investments (tax basis)	$178,398,214

Distributable earnings – ordinary income	$1,604,286

At September 30, 2005, the Fund did not have any undistributed capital gains.

At September 30, 2005, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2004 of $476,651. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

At September 30, 2005, the Fund had tax basis capital losses of $17,073,501, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2011.

The Fund utilized $256,147,139 of its capital loss carry forward during the year ended September 30, 2005.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $897,294 and decreased accumulated net realized investment loss by $897,294. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from investments in REIT’s and currency losses.

The tax character of distributions paid during the year ended September 30, 2005, and September 30, 2004, was as follows:

	2005	2004
Distributions from:
Ordinary income	$16,806,399	$12,052,454

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

20	Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Value Fund

Year Ended September 30,
2005	2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$28.11	$26.29	$20.73	$26.04	$32.98

Income from investment operations:
Net investment income (loss)	0.32	0.20	0.15	—	(C)	0.02
Net realized and unrealized gain (loss) on investments	4.64	1.81	5.45	(5.31)	(6.38)

Total from investment operations	4.96	2.01	5.60	(5.31)	(6.36)

Less dividends from:
Net investment income	(0.28)	(0.19)	(0.02)	—	(0.25)
Net realized gains	—	—	—	—	(0.25)
Return of capital	—	—	(0.02)	—	(0.08)

Total dividends	(0.28)	(0.19)	(0.04)	—	(0.58)

Change in net asset value	4.68	1.82	5.56	(5.31)	(6.94)
NET ASSET VALUE, end of year	$32.79	$28.11	$26.29	$20.73	$26.04

RATIOS/SUPPLEMENTAL DATA

Total return(a)	17.70%	7.61%	27.02%	(20.39)%	(19.59)%
Ratios to average net assets:
Net investment income (loss)	1.05%	0.69%	0.66%	—	(b)	0.07%
Expenses, after expense reductions	1.40%	1.37%	1.43%	1.40%	1.37%
Expenses, after expense reductions and net of custody credits	1.40%	1.37%	1.43%	1.40%	—
Expenses, before expense reductions	1.40%	1.37%	1.43%	1.40%	1.38%
Portfolio turnover rate	58.90%	68.74%	82.89%	76.37%	71.81%

Net assets at end of year (000)	$972,478	$1,086,448	$994,043	$809,229	$1,078,582

(a)	Sales loads are not reflected in computing total return.

(b)	The ratio of net investment loss to average net assets is less than 0.01%.

(c)	Net investment loss per share is less than $0.01.

+	Based on weighted average shares outstanding.

Certified Annual Report	21

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$27.13	$25.47	$20.22	$25.61	$32.63

Income from investment operations:
Net investment income (loss)	0.08	(0.03)	(0.05)	(0.22)	(0.24)
Net realized and unrealized gain (loss) on investments	4.47	1.74	5.30	(5.17)	(6.31)

Total from investment operations	4.55	1.71	5.25	(5.39)	(6.55)

Less dividends from:
Net investment income	(0.08)	(0.05)	—	—	(0.19)
Net realized gains	—	—	—	—	(0.25)
Return of capital	—	—	—	—	(0.03)

Total dividends	(0.08)	(0.05)	—	—	(0.47)

Change in net asset value	4.47	1.66	5.25	(5.39)	(7.02)

NET ASSET VALUE, end of year	$31.60	$27.13	$25.47	$20.22	$25.61

RATIOS/SUPPLEMENTAL DATA

Total return	16.78%	6.71%	25.96%	(21.05)%	(20.35)%
Ratios to average net assets:
Net investment income (loss)	0.27%	(0.12)%	(0.22)%	(0.85)%	(0.83)%
Expenses, after expense reductions	2.17%	2.18%	2.31%	2.25%	2.27%
Expenses, after expense reductions and net of custody credits	2.17%	2.18%	2.31%	2.25%	—
Expenses, before expense reductions	2.17%	2.20%	2.32%	2.25%	2.30%

Portfolio turnover rate	58.90%	68.74%	82.89%	76.37%	71.81%

Net assets at end of year (000)	$92,410	$93,508	$89,661	$70,682	$68,740

+	Based on weighted average shares outstanding.

22	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$27.40	$25.70	$20.40	$25.82	$32.80

Income from investment operations:
Net investment income (loss)	0.09	(0.02)	(0.04)	(0.20)	(0.22)
Net realized and unrealized gain (loss) on investments	4.51	1.77	5.34	(5.22)	(6.34)

Total from investment operations	4.60	1.75	5.30	(5.42)	(6.56)

Less dividends from:
Net investment income	(0.08)	(0.05)	—	—	(0.16)
Net realized gains	—	—	—	—	(0.25)
Return of capital	—	—	—	—	(0.01)

Total dividends	(0.08)	(0.05)	—	—	(0.42)

Change in net asset value	4.52	1.70	5.30	(5.42)	(6.98)

NET ASSET VALUE, end of year	$31.92	$27.40	$25.70	$20.40	$25.82

RATIOS/SUPPLEMENTAL DATA

Total return	16.80%	6.81%	25.98%	(20.99)%	(20.24)%
Ratios to average net assets:
Net investment income (loss)	0.31%	(0.07)%	(0.16)%	(0.77)%	(0.74)%
Expenses, after expense reductions	2.14%	2.14%	2.25%	2.17%	2.18%
Expenses, after expense reductions and net of custody credits	2.14%	2.14%	2.25%	2.17%	—
Expenses, before expense reductions	2.14%	2.15%	2.25%	2.17%	2.19%

Portfolio turnover rate	58.90%	68.74%	82.89%	76.37%	71.81%

Net assets at end of year (000)	$446,567	$475,296	$441,103	$368,038	$437,199

+	Based on weighted average shares outstanding.

Certified Annual Report	23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+

Net asset value, beginning of year	$28.49	$26.64	$20.95	$26.18	$33.09

Income from investment operations:
Net investment income (loss)	0.45	0.31	0.26	0.11	0.14
Net realized and unrealized gain (loss) on investments	4.70	1.84	5.51	(5.34)	(6.42)

Total from investment operations	5.15	2.15	5.77	(5.23)	(6.28)

Less dividends from:
Net investment income	(0.41)	(0.30)	(0.03)	—	(0.28)
Net realized gains	—	—	—	—	(0.25)
Return of capital	—	—	(0.05)	—	(0.10)

Total dividends	(0.41)	(0.30)	(0.08)	—	(0.63)

Change in net asset value	4.74	1.85	5.69	(5.23)	(6.91)

NET ASSET VALUE, end of year	$33.23	$28.49	$26.64	$20.95	$26.18

RATIOS/SUPPLEMENTAL DATA

Total return	18.16%	8.04%	27.55%	(19.98)%	(19.29)%
Ratios to average net assets:
Net investment income (loss)	1.44%	1.07%	1.10%	0.42%	0.45%
Expenses, after expense reductions	0.99%	0.99%	0.99%	0.98%	0.99%
Expenses, after expense reductions and net of custody credits	0.98%	0.99%	0.99%	0.98%	—
Expenses, before expense reductions	1.00%	0.99%	1.03%	0.99%	1.01%

Portfolio turnover rate	58.90%	68.74%	82.89%	76.37%	71.81%

Net assets at end of year (000)	$457,788	$378,334	$260,624	$207,613	$293,784

+	Based on weighted average shares outstanding.

24	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30,		Period Ended September 30,
	2005	2004	2003(c)
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$28.06	$26.27	$25.83

Income from investment operations:
Net investment income (loss)	0.33	0.17	0.03
Net realized and unrealized gain (loss) on investments	4.60	1.85	0.41

Total from investment operations	4.93	2.02	0.44
Less dividends from:
Net investment income	(0.31)	(0.23)	—

Change in net asset value	4.62	1.79	0.44

NET ASSET VALUE, end of period	$32.68	$28.06	$26.27

RATIOS/SUPPLEMENTAL DATA
Total return(a)	17.64%	7.68%	1.70%
Ratios to average net assets:
Net investment income (loss)	1.07%	0.61%	0.48	%(b)
Expenses, after expense reductions	1.35%	1.34%	1.45	%(b)
Expenses, after expense reductions and net of custody credits	1.35%	1.34%	1.45	%(b)
Expenses, before expense reductions	1.94%	2.22%	44,445.63	%(b)†
Portfolio turnover rate	58.90%	68.74%	82.89%

Net assets at end of period (000)	$11,661	$5,754	$0	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of period were less than $1,000.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

Certified Annual Report	25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Value Fund

	Year Ended September 30, 2005(c)
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$30.75

Income from investment operations:
Net investment income	0.28
Net realized and unrealized gain (loss) on investments	2.45

Total from investment operations	2.73

Less dividends from:
Net investment income	(0.26)

Change in net asset value	2.47

NET ASSET VALUE, end of period	$33.22

RATIOS/SUPPLEMENTAL DATA
Total return(a)	8.93%
Ratios to average net assets:
Net investment income	1.31	%(b)
Expenses, after expense reductions	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)
Expenses, before expense reductions	127.30	%(b)†

Portfolio turnover rate	58.90%

Net assets at end of period (000)	$31

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R5 Shares was February 1, 2005.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

26	Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-731, CLASS B - 885-215-590, CLASS C - 885-215-715, CLASS I - 885-215-632,

CLASS R1 - 885-215-533, CLASS R5 - 885-215-376

NASDAQ SYMBOLS: CLASS A - TVAFX, CLASS B - TVBFX, CLASS C - TVCFX, CLASS I - TVIFX,

CLASS R1 - TVRFX, CLASS R5 - TVRRX

	Shares/ Principal Amount	Value
COMMON STOCK — 93.88%
BANKS — 5.13%
COMMERCIAL BANKS — 5.13%
Bank of America Corp.	1,158,900	$48,789,690
Lloyds TSB Group plc	6,383,200	52,745,038

		101,534,728

CAPITAL GOODS — 4.63%
INDUSTRIAL CONGLOMERATES — 4.63%
General Electric Co.	1,503,200	50,612,744
Tyco International Ltd.	1,472,300	41,003,555

		91,616,299

COMMERCIAL SERVICES & SUPPLIES — 0.55%
COMMERCIAL SERVICES & SUPPLIES — 0.55%
FTI Consulting Inc.+	428,712	10,829,265

		10,829,265

CONSUMER DURABLES & APPAREL — 2.13%
HOUSEHOLD DURABLES — 2.13%
American Greetings Corp.	1,540,100	42,198,740

		42,198,740

DIVERSIFIED FINANCIALS — 13.58%
CAPITAL MARKETS — 7.62%
Charles Schwab Corp.	3,061,100	44,171,673
Goldman Sachs Group Inc.	493,500	59,999,730
The Bank of New York Co. Inc.	1,593,200	46,856,012
DIVERSIFIED FINANCIAL SERVICES — 5.96%
Alliance Capital Management Holdings LP	313,400	14,996,190
Chicago Mercantile Exchange Co.	144,080	48,598,184
Citigroup Inc.	1,194,100	54,355,432

		268,977,221

Certified Annual Report	27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2005

	Shares/ Principal Amount	Value
ENERGY — 9.67%
ENERGY EQUIPMENT & SERVICES — 1.84%
Schlumberger Ltd.	432,350	$36,481,693
OIL, GAS & CONSUMABLE FUELS — 7.83%
Canadian Natural Resources Ltd.	468,000	21,163,702
ChevronTexaco Corp.	1,132,100	73,280,833
Exxon Mobil Corp.	955,200	60,693,408

		191,619,636

HEALTH CARE EQUIPMENT & SERVICES — 10.19%
HEALTH CARE EQUIPMENT & SUPPLIES — 2.06%
Fisher Scientific International, Inc.+	657,000	40,766,850
HEALTH CARE PROVIDERS & SERVICES — 8.13%
Caremark Rx Inc.+	908,000	45,336,440
Eclipsys Corp.+	1,639,540	29,249,394
Health Management Associates	1,549,855	36,375,097
WellPoint Inc.+	661,200	50,132,184

		201,859,965

HOUSEHOLD & PERSONAL PRODUCTS — 2.10%
HOUSEHOLD PRODUCTS — 2.10%
Colgate Palmolive Co.	789,300	41,667,147

		41,667,147

INSURANCE — 2.10%
INSURANCE — 2.10%
MBIA, Inc.	685,000	41,524,700

		41,524,700

MATERIALS — 1.82%
CHEMICALS — 1.82%
Dow Chemical Co.	867,500	36,148,725

		36,148,725

MEDIA — 6.48%
MEDIA — 6.48%
Comcast Corp.+	1,754,600	50,497,388
DIRECTV Group Inc.+	3,097,685	46,403,321
Sirius Satellite Radio Inc.+	1,681,355	11,012,875
XM Satellite Radio Holdings Inc.+	571,605	20,526,336

		128,439,920

28	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2005

	Shares/ Principal Amount	Value
PHARMACEUTICALS & BIOTECHNOLOGY — 5.91%
PHARMACEUTICALS — 5.91%
Johnson & Johnson	384,700	$24,343,816
Pfizer Inc.	1,989,300	49,672,821
Sanofi-Aventis	518,400	42,974,708

		116,991,345

RETAILING — 3.94%
MULTILINE RETAIL — 1.89%
Target Corp.	720,000	37,389,600
SPECIALTY RETAIL — 2.05%
Linens N Things Inc.+	1,526,077	40,746,256

		78,135,856

SOFTWARE & SERVICES — 6.24%
INTERNET SOFTWARE & SERVICES — 1.46%
Google Inc.+	91,620	28,994,065
IT SERVICES — 0.97%
Bearingpoint, Inc. Co.+	2,523,500	19,153,365
SOFTWARE — 3.81%
Microsoft Corp.	1,788,900	46,028,397
Oracle Corp.+	2,381,000	29,500,590

		123,676,417

TECHNOLOGY HARDWARE & EQUIPMENT — 4.74%
COMMUNICATIONS EQUIPMENT — 4.74%
Cisco Systems Inc.+	2,481,700	44,496,881
Motorola, Inc.	2,232,300	49,311,507

		93,808,388

TELECOMMUNICATION SERVICES — 9.93%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.49%
Alltel Corp.	756,500	49,255,715
WIRELESS TELECOMMUNICATION SERVICES — 7.44%
Crown Castle International Corp.+	1,310,100	32,267,763
Leap Wireless International, Inc.+	1,075,900	37,871,680
NII Holdings Inc.+	915,804	77,339,648

		196,734,806

Certified Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2005

	Shares/ Principal Amount	Value
TRANSPORTATION — 4.74%
AIRLINES — 2.13%
Southwest Airlines Co.	2,837,553	$42,137,662
ROAD & RAIL — 2.61%
Union Pacific Corp.	721,200	51,710,040

		93,847,702

TOTAL COMMON STOCKS (Cost $ 1,667,666,033)		1,859,610,860

CORPORATE BONDS — 0.53%
TELECOMMUNICATION SERVICES — 0.53%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.53%
Level 3 Communications Inc., 9.125%, 5/1/2008	$7,000,000	5,705,000
Level 3 Communications Inc., 10.50%, 12/1/2008	5,900,000	4,838,000

		10,543,000

TOTAL CORPORATE BONDS (Cost $ 10,205,847)		10,543,000

CONVERTIBLE BONDS — 2.92%
TELECOMMUNICATION SERVICES — 2.92%
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.92%
Level 3 Communications Inc., 6.00%, 9/15/2009	20,700,000	10,841,625
Level 3 Communications Inc., 6.00%, 3/15/2010	91,600,000	47,059,500

		57,901,125

TOTAL CONVERTIBLE BONDS (Cost $ 72,173,507)		57,901,125

SHORT TERM INVESTMENTS — 2.52%
Lasalle Bank Corp., 3.71%, 10/7/2005	20,000,000	19,987,634
Toyota Credit de Puerto Rico, 3.73%, 10/4/2005	6,000,000	5,998,135
UBS Finance, 3.78%, 10/5/2005	24,000,000	23,989,920

TOTAL SHORT TERM INVESTMENTS (Cost $ 49,975,689)		49,975,689

TOTAL INVESTMENTS — 99.85% (COST $ 1,800,021,076)		$1,978,030,674

OTHER ASSETS LESS LIABILITIES — 0.15%		2,904,667

NET ASSETS — 100.00%		$1,980,935,341

Footnote Legend

See notes to financial statements.

+	Non-income producing

30	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2005

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/05

Diversified Financials	13.6%

Telecommunication Services	13.4%

Health Care Equipment & Services	10.2%

Energy	9.7%

Media	6.5%

Software & Services	6.2%

Pharmaceuticals & Biotechnology	5.9%

Banks	5.1%

Transportation	4.7%

Technology Hardware & Equipment	4.7%

Capital Goods	4.6%

Retailing	3.9%

Consumer Durables & Apparel	2.1%

Household & Personal Products	2.1%

Insurance	2.1%

Materials	1.8%

Commercial Services & Supplies	0.6%

Other Assets and Cash Equivalents	2.8%

Certified Annual Report	31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Value Fund

To the Trustees and Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

32	Certified Annual Report

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 90-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05–9/30/05
Class A Shares
Actual	$1,000.00	$1,085.20	$7.23
Hypothetical*	$1,000.00	$1,018.13	$7.00
Class B Shares
Actual	$1,000.00	$1,080.80	$11.33
Hypothetical*	$1,000.00	$1,014.18	$10.96
Class C Shares
Actual	$1,000.00	$1,081.20	$11.06
Hypothetical*	$1,000.00	$1,014.44	$10.70
Class I Shares
Actual	$1,000.00	$1,087.20	$5.13
Hypothetical*	$1,000.00	$1,020.15	$4.97
Class R1 Shares
Actual	$1,000.00	$1,084.90	$7.06
Hypothetical*	$1,000.00	$1,018.30	$6.83
Class R5 Shares
Actual	$1,000.00	$1,086.90	$5.21
Hypothetical*	$1,000.00	$1,020.08	$5.04

†	Expenses are equal to the annualized expense ratio for each class (A: 1.38%; B: 2.17%; C: 2.12%; I: 0.98%; R1: 1.35%; and R5: 1.00%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report	33

INDEX COMPARISON

Thornburg Value Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (October 2, 1995 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2005 (with sales charge)

	1Yr	5Yrs	Since Inception
A Shares (Incep: 10/02/95)	12.42%	(0.33)%	12.55%
B Shares (Incep: 4/03/00)	11.49%	(0.66)%	(0.56)%
C Shares (Incep: 10/02/95)	15.80%	(0.19)%	12.19%
R1 Shares (Incep: 7/01/03)	17.64%	—	11.91%
R5 Shares (Incep: 2/01/05)	—	—	8.93%
S&P 500 (Since: 10/02/95)	12.25%	(1.49)%	9.54%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class R1 and R5 shares. Class R1 and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 90-day redemption fee.

The Standard & Poor’s 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. stock market, without regard to company size. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

34	Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D. Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

Certified Annual Report	35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

36	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2005 (unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	37

OTHER INFORMATION

Thornburg Value Fund	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2005, the Thornburg Value Fund designates 100% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

100% of the ordinary income distributions paid by the Fund (or the maximum amount allowed) for the year ended September 30, 2005 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds and a broad based securities index, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a broad based securities index, measures of relative portfolio risk, and related factors. The Trustees noted in comparing the Fund to other mutual funds and to indices that the value of such comparisons may be limited because the Fund’s investment approach, and the selection of its portfolio securities, are unique or differ in

38	Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2005 (Unaudited)

considerable degree from the characteristics of other funds and indices. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments and the Fund’s investment performance. The Trustees also noted in this regard the Fund’s above average investment performance in most periods as compared to broad based securities indices and categories of equity mutual funds selected by independent mutual fund analyst firms.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee charged to the Fund was higher than the average and median fee rates charged to a group of multi-cap core funds assembled by an independent mutual fund analyst firm, but that the overall expense ratio was comparable to the average and median expense ratios for the same fund group. The Trustees further noted in this regard the investment performance of the Fund. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund has realized and may reasonably be expected to realize further economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report	39

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	43

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Core Strategies for Building Wealth

Thornburg Value Fund

I Shares

Informational Brochure and

Annual Report – September 30, 2005

The Value of Experience

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Value Fund

The Value of Experience

The Fund seeks long-term capital appreciation by investing in a portfolio of a limited number of holdings selected on a value basis using fundamental research. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.
Sign up at
www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 9, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds have ranked well within their respective categories.

The Thornburg equity funds employ a comprehensive approach which is more inclusive than the traditional deep value or high growth approach to stock selection. Within the Thornburg Value Fund and the Thornburg International Value Fund, the portfolios’ securities are classified into three baskets: basic value stocks, stocks of companies with consistent earnings, and stocks of emerging franchises. Thornburg Core Growth Fund’s holdings are classified into similar baskets: growth industry leaders, consistent growth companies, and emerging growth companies. After being identified through bottom-up screening from a worldwide universe, all stocks are subject to a rigorous selection process that must satisfy the Thornburg investment team’s two fundamental criteria: in the opinion of the portfolio manager, the companies must be selling at attractive discounts to intrinsic value and have compelling prospects for long-term growth. You can read much more about the stocks in your Fund’s portfolio at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short- and intermediate-bond maturities seeking to provide both an attractive return and relative stability of principal.

Recently, there has been a lot of news about improper behavior by some mutual fund companies. Many of the proposed new rules in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of those new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimal amount. After all, we are shareholders too! Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg
Chairman & CEO

This page is not part of the Annual Report.	3

Important Information

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market, without regard to company size. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Portfolio Overview

Thornburg Value Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. I shares are subject to a 1% 90-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Lei Wang, Connor Browne, Ed Maran,Vin Walden, Thomas Garcia, and Lewis Kaufman.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E*	19.0x
Portfolio Price to Cash Flow*	8.8
Portfolio Price to Book Value*	2.7
Median Market Cap*	$23.85 B
3-Year Beta (Thornburg vs. S&P 500)**	0.99
Holdings	49

*	Source:Thomson Portfolio Analytics

**	Source: Morningstar Principia Pro

For the fiscal year ended September 30, 2005, the Class I shares of the Thornburg Value Fund provided a positive return of 18.16%, compared to 12.25% for the S&P 500 Index. The Fund’s outperformance was primarily attributable to contributions from stock selection.

Positive portfolio performance was driven by telecommunication services, financial, and energy holdings. This was somewhat different than the index which was driven by health care, information technology, as well as energy stocks. As is usually the case, the sector exposure of the Fund was secondary and a product of the bottom-up research process which focuses on owning promising companies at a discount to their intrinsic value.

October 2nd marked the Fund’s tenth anniversary. Given the litany of current adversity in the world, it might be constructive to reflect on the past investment environment for stocks, and the challenges companies now face. Our cumulative total return since inception on October 2, 1995 has been 241% or the equivalent of an annual compound rate in excess of 13%. That’s over 3% per annum better than the return of the S&P 500 Index over the same period. Of course, we are pleased with the result; there were some very satisfying years over the period. We were aware then, as we are now, that success is not necessarily permanent. There were also a number of quarters when stocks were down significantly and the outlook was dismal – the fall of 1998 and the summer of 2002 come to mind. In both cases we maintained the integrity of the portfolio, setting up excellent returns in following periods. Also worth mentioning is our performance in the period after the market peak in 2000. When the market declined, our outperformance of the S&P 500 was material (for the calendar year ended 2000, the Fund’s I shares had a positive total return of 4.33% while the S&P 500 Index returned negative 9.10%). Some credit goes to a target price discipline that worked.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2005

	3Q ‘05	1Yr	3Yrs	5Yrs	Since Inception
I Shares (Incep: 11/2/98)	5.81%	18.16%	17.65%	1.01%	7.81%
S&P 500 Index (Since: 11/2/98)	3.60%	12.25%	16.69%	(1.49)%	3.18%

*	Periods under one year are not annualized.

6	This page is not part of the Annual Report.

No doubt the next ten years will be different from the past decade. In the first few years of the Value Fund’s existence, markets were robust. Equity valuations rose and technology boomed on the back of the personal computer and the embrace of the Internet. Since 2000, markets have been roiled by events such as 9/11, corporate scandal, the war in Iraq, and higher oil prices, just to mention a few. Other than the lift-off from the psychological bottom in the summer of 2002 and the post-presidential election rally in 2004, U.S. markets have generally been range-bound. The current concerns, in addition to the lingering effects of those above, are inflation, interest rates, consumer spending, deficits, and even bird flu. Through it all, corporate America has performed well from a profit generation standpoint.

The process and philosophy employed during the Fund’s ten-year history remains unchanged and is a very important factor in the Fund’s consistent outperformance of benchmarks and peers over the long-term. We will continue to maintain a diversified portfolio of the stocks we identify through our research process. Our goal remains to provide competitive, long-term investment returns to our shareholders.

PERFORMANCE IMPACT FOR YEAR ENDED 9/30/05

Top Contributors	Top Detractors
NII Holdings Inc.	Ditech Communications Corp.
WellPoint Inc.	Boston Scientific Corp.
Unocal Corp.	AON Corp.
Petroleo Brasileiro	Pfizer Inc.
Chicago Mercantile Exchange Holdings Inc.	DIRECTV Group

Source: Thomson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 9/30/05

TOP TEN EQUITY HOLDINGS

As of 9/30/05

NII Holdings Inc.	3.9%
Chevron Corp.	3.7%
ExxonMobil Corp.	3.1%
Goldman Sachs Group Inc.	3.0%
Citigroup Inc.	2.7%
Lloyds TSB Group	2.7%
Union Pacific Corp.	2.6%
General Electric Co.	2.6%
Comcast Corp.	2.6%
WellPoint Inc.	2.5%

TOP TEN INDUSTRIES

As of 9/30/05

Diversified Financials	13.6%
Telecommunication Services	13.4%
Health Care Equip. & Services	10.2%
Energy	9.7%
Media	6.5%
Software & Services	6.2%
Pharmaceuticals & Biotech	5.9%
Banks	5.1%
Transportation	4.7%
Tech Hardware & Equipment	4.7%

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8	This page is not part of the Annual Report.

Thornburg Value Fund

I Shares – September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report	9

Letter to Shareholders

William V. Fries, CFA

Portfolio Manager

October 17, 2005

Dear Fellow Shareholder:

The fiscal year ended September 30, 2005 was a good year for our Fund. The net asset value of the Class I shares on September 30, 2005 was $33.23. One year ago on September 30, 2004, the net asset value was $28.49. Total return of the Fund for the period was 18.16%, compared with 12.25% for the S&P 500 Index. Good performance was broadly based with holdings in telecommunications, financial services, energy, health care services, and technology having favorable impact. For details on performance by share class please refer to the performance summary on page 29.

Telecommunication services stocks held during the year provided some of the return that enabled the Fund to outperform the S&P 500 Index. NII Holdings Inc. performed particularly well. Located in Reston, Virginia, NII Holdings enjoyed continued growth of its digital wireless communication services in Latin America. Also in telecommunications, the performance of Crown Castle International Corp. was noteworthy. Crown Castle owns and operates wireless communications towers.

Financial stocks consistently made up the largest sector weighting in the portfolio over the trailing twelve months and also contributed to positive performance. The Fund’s exposure to financial stocks was diverse and included banks, insurance companies, and diversified financial institutions. Chicago Mercantile Exchange Holdings, Inc., which operates the leading derivatives exchange in the U.S., was the best-performing financial stock in the portfolio, thanks to healthy futures trading volume and creative product initiatives. St. Paul Travelers Inc. also provided significant positive performance.

With oil prices steadily appreciating during the year, it is not surprising to find energy positions among the better-performing stocks in the portfolio. Unocal Corp., Petroleo Brasileiro, and Exxon Mobil Corp. were the best-performing energy holdings in the Fund.

United Healthcare Corp. and WellPoint Inc. were the most positive contributors to performance in the health care area. Their performance offset disappointing results in pharmaceuticals and health care equipment holdings.

The information technology sector represented the largest source of underperformance relative to the S&P 500 Index. This in part reflected modest exposure to the sector. The semiconductor industry was a bright spot, as Samsung Electronics Co. Ltd. and Texas Instruments Inc. both performed very well. The biggest negative for the Fund came from Ditech Communications Corp., which provides voice processing products to wire-line and mobile operators. Ditech was sold after experiencing an unexpected shortfall in sales.

Ultimately, earnings drive stock prices and there are many companies reporting improved results. Earnings recorded by the companies in the S&P 500 are at record levels and corporate

10	Certified Annual Report

liquidity is in great shape. This is a point of optimism that should not be overlooked. Energy, health care services, financial services, and even some technology-related companies are demonstrating resilient models. The outlook remains encouraging. However, consumer spending may contract in the period ahead as budgets are adjusted to reflect higher energy costs. As in the past, there will be companies that do well and stocks that represent solid value, even when some macro-considerations for equities are discouraging. For equity investors, the period ahead may well be one of opportunity.

We will be as diligent as ever in our quest to generate capital appreciation in the period ahead. We thank for your past trust and confidence. We will continue to work toward sustaining both in the future.

Sincerely,

William V. Fries, CFA Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report	11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Value Fund	September 30, 2005

ASSETS
Investments at value (cost $1,800,021,076)	$1,978,030,674
Cash	1,595,940
Receivable for investments sold	4,425,971
Receivable for fund shares sold	1,772,806
Dividends receivable	3,865,582
Interest receivable	772,113
Prepaid expenses and other assets	46,558

Total Assets	1,990,509,644

LIABILITIES
Payable for securities purchased	3,462,504
Payable for fund shares redeemed	2,718,960
Payable to investment advisor and other affiliates (Note 3)	2,157,353
Accounts payable and accrued expenses	802,530
Dividends payable	432,956

Total Liabilities	9,574,303

NET ASSETS	$1,980,935,341

NET ASSETS CONSIST OF:
Undistributed net investment income	$1,516,251
Net unrealized appreciation on investments	177,994,326
Accumulated net realized gain (loss)	(17,073,501)
Net capital paid in on shares of beneficial interest	1,818,498,265

$1,980,935,341

12	Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Value Fund	September 30, 2005

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($972,477,764 applicable to 29,661,011 shares of beneficial interest outstanding - Note 4)	$32.79
Maximum sales charge, 4.50% of offering price	1.55

Maximum offering price per share	$34.34

Class B Shares:
Net asset value and offering price per share * ($92,409,982 applicable to 2,924,356 shares of beneficial interest outstanding - Note 4)	$31.60

Class C Shares:
Net asset value and offering price per share * ($446,567,260 applicable to 13,991,661 shares of beneficial interest outstanding - Note 4)	$31.92

Class I Shares:
Net asset value, offering and redemption price per share ($457,788,417 applicable to 13,775,299 shares of beneficial interest outstanding - Note 4)	$33.23

Class R1 Shares:
Net asset value, offering and redemption price per share ($11,660,848 applicable to 356,822 shares of beneficial interest outstanding - Note 4)	$32.68

Class R5 Shares:
Net asset value, offering and redemption price per share ($31,070 applicable to 935 shares of beneficial interest outstanding - Note 4)	$33.22

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report	13

STATEMENT OF OPERATIONS

Thornburg Value Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $426,216)	$37,196,206
Interest income	13,057,223

Total Income	50,253,429

EXPENSES:
Investment advisory fees (Note 3)	16,399,121
Administration fees (Note 3)
Class A Shares	1,352,343
Class B Shares	116,611
Class C Shares	574,219
Class I Shares	208,908
Class R1 Shares	8,875
Class R5 Shares	9
Distribution and service fees (Note 3)
Class A Shares	2,702,757
Class B Shares	931,869
Class C Shares	4,588,168
Class R1 Shares	35,557
Transfer agent fees
Class A Shares	1,668,090
Class B Shares	164,765
Class C Shares	683,740
Class I Shares	306,430
Class R1 Shares	11,634
Class R5 Shares	7,795
Registration and filing fees
Class A Shares	68,222
Class B Shares	7,495
Class C Shares	17,351
Class I Shares	65,205
Class R1 Shares	20,812
Class R5 Shares	14,003
Custodian fees (Note 3)	460,438
Professional fees	115,730
Accounting fees	201,896
Trustee fees	42,165
Other expenses	538,135

Total Expenses	31,312,343
Less:
Expenses reimbursed by Investment Advisor (Note 3)	(123,513)
Fees paid indirectly (Note 3)	(30,118)

Net Expenses	31,158,712

Net Investment Income	$19,094,717

14	Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Value Fund	Year Ended September 30, 2005

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$256,147,139
Foreign currency transactions	(502,454)

255,644,685

Net change in unrealized appreciation (depreciation) on:
Investments	57,937,038
Foreign currency translation	(15,271)

57,921,767

Net Realized and Unrealized Gain	313,566,452

Net Increase in Net Assets Resulting From Operations	$332,661,169

See notes to financial statements.

Certified Annual Report	15

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Value Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income gain	$19,094,717	$10,860,838
Net realized gain on investments and foreign currency transactions	255,644,685	143,972,530
Increase (Decrease) in unrealized appreciation (depreciation) on investments and foreign currency translation	57,921,767	(29,911,224)

Net Increase (Decrease) in Net Assets Resulting from Operations	332,661,169	124,922,144
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(9,628,160)	(7,240,069)
Class B Shares	(253,266)	(165,223)
Class C Shares	(1,270,882)	(881,785)
Class I Shares	(5,577,033)	(3,723,901)
Class R1 Shares	(76,812)	(41,476)
Class R5 Shares	(246)	0
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	(280,665,531)	28,336,374
Class B Shares	(15,317,740)	(1,996,877)
Class C Shares	(99,126,047)	6,280,617
Class I Shares	16,018,891	102,430,454
Class R1 Shares	4,801,953	5,988,945
Class R5 Shares	29,098	0

Net Increase (Decrease) in Net Assets	(58,404,606)	253,909,203
NET ASSETS:
Beginning of year	2,039,339,947	1,785,430,744

End of year	$1,980,935,341	$2,039,339,947

See notes to financial statements.

16	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Value Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1 and Class R5) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining the net asset value of investments, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or

Certified Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2005

market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2005, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $59,825 for Class I shares, $41,907 for Class R1 shares, and $21,781 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the distributor of the Fund’s shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $52,178 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $24,837 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1 shares under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under its respective service and distribution plans for the year ended September 30, 2005, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This

18	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2005

deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $30,118.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Sale of Class R5 shares commenced February 1, 2005. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	5,556,737	$169,738,087	11,405,873	$327,555,712
Shares issued to shareholders in reinvestment of dividends	279,894	8,715,714	228,437	6,559,600
Shares repurchased **	(14,823,032)	(459,119,332)	(10,795,871)	(305,778,938)

Net Increase (Decrease)	(8,986,401)	$(280,665,531)	838,439	$28,336,374

**     The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and year ended September 30, 2004, $51,849 and $63,006, respectively, were netted in the amount reported for shares repurchased.

Class B Shares
Shares sold	77,850	$2,288,707	380,476	$10,548,934
Shares issued to shareholders in reinvestment of dividends	7,536	224,646	5,415	146,992
Shares repurchased	(607,159)	(17,831,093)	(460,576)	(12,692,803)

Net Increase (Decrease)	(521,773)	$(15,317,740)	(74,685)	$(1,996,877)

Class C Shares
Shares sold	915,021	$27,095,236	3,239,399	$90,745,058
Shares issued to shareholders in reinvestment of dividends	35,972	1,085,438	27,090	746,516
Shares repurchased	(4,307,157)	(127,306,721)	(3,079,437)	(85,210,957)

Net Increase (Decrease)	(3,356,164)	$(99,126,047)	187,052	$6,280,617

Class I Shares
Shares sold	3,589,202	$111,238,406	5,766,851	$167,750,890
Shares issued to shareholders in reinvestment of dividends	147,185	4,664,983	106,031	3,088,228
Shares repurchased **	(3,238,887)	(99,884,498)	(2,376,801)	(68,408,664)

Net Increase (Decrease)	497,500	$16,018,891	3,496,081	$102,430,454

**     The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and year ended September 30, 2004, $15,714 and $12,511, respectively, were netted in the amount reported for shares repurchased.

Certified Annual Report	19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Value Fund	September 30, 2005

Class R1 Shares
Shares sold	239,052	$7,454,820	218,435	$6,370,169
Shares issued to shareholders in reinvestment of dividends	2,115	66,501	1,357	38,681
Shares repurchased	(89,436)	(2,719,368)	(14,704)	(419,905)

Net Increase (Decrease)	151,731	$4,801,953	205,088	$5,988,945

Class R5 Shares*
Shares sold	927	$28,852	—	$—
Shares issued to shareholders in reinvestment of dividends	8	246	—	—
Shares repurchased	(—)	(—)	—	—

Net Increase (Decrease)	935	$29,098	—	$—

*	Effective date of Class R5 shares was February 1, 2005.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,192,122,249 and $1,601,701,387, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$1,799,632,460

Gross unrealized appreciation on a tax basis	$259,646,889
Gross unrealized depreciation on a tax basis	(81,248,675)

Net unrealized appreciation (depreciation) on investments (tax basis)	$178,398,214

Distributable earnings – ordinary income	$1,604,286

At September 30, 2005, the Fund did not have any undistributed capital gains.

At September 30, 2005, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2004 of $476,651. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

At September 30, 2005, the Fund had tax basis capital losses of $17,073,501, which may be carried over to offset future capital gains. To the extent such carry forwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such losses expire September 30, 2011.

The Fund utilized $256,147,139 of its capital loss carry forward during the year ended September 30, 2005.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $897,294 and decreased accumulated net realized investment loss by $897,294. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from investments in REIT’s and currency losses.

The tax character of distributions paid during the year ended September 30, 2005, and September 30, 2004, was as follows:

	2005	2004
Distributions from: Ordinary income	$16,806,399	$12,052,454

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

20	Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Value Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$28.49	$26.64	$20.95	$26.18	$33.09

Income from investment operations:
Net investment income (loss)	0.45	0.31	0.26	0.11	0.14
Net realized and unrealized gain (loss) on investments	4.70	1.84	5.51	(5.34)	(6.42)

Total from investment operations	5.15	2.15	5.77	(5.23)	(6.28)

Less dividends from:
Net investment income	(0.41)	(0.30)	(0.03)	—	(0.28)
Net realized gains	—	—	—	—	(0.25)
Return of capital	—	—	(0.05)	—	(0.10)

Total dividends	(0.41)	(0.30)	(0.08)	—	(0.63)

Change in net asset value	4.74	1.85	5.69	(5.23)	(6.91)

NET ASSET VALUE, end of year	$33.23	$28.49	$26.64	$20.95	$26.18

RATIOS/SUPPLEMENTAL DATA

Total return	18.16%	8.04%	27.55%	(19.98)%	(19.29)%
Ratios to average net assets:
Net investment income (loss)	1.44%	1.07%	1.10%	0.42%	0.45%
Expenses, after expense reductions	0.99%	0.99%	0.99%	0.98%	0.99%
Expenses, after expense reductions and net of custody credits	0.98%	0.99%	0.99%	0.98%	—
Expenses, before expense reductions	1.00%	0.99%	1.03%	0.99%	1.01%

Portfolio turnover rate	58.90%	68.74%	82.89%	76.37%	71.81%

Net assets at end of year (000)	$457,788	$378,334	$260,624	$207,613	$293,784

+	Based on weighted average shares outstanding.

Certified Annual Report	21

SCHEDULE OF INVESTMENTS

Thornburg Value Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-731, CLASS B - 885-215-590, CLASS C - 885-215-715, CLASS I - 885-215-632, CLASS R1 - 885-215-533, CLASS R5 - 885-215-376

NASDAQ SYMBOLS: CLASS A - TVAFX, CLASS B - TVBFX, CLASS C - TVCFX, CLASS I - TVIFX, CLASS R1 - TVRFX, CLASS R5 - TVRRX

	Shares/ Principal Amount	Value
COMMON STOCK — 93.88%

BANKS — 5.13%

COMMERCIAL BANKS — 5.13%
Bank of America Corp.	1,158,900	$48,789,690
TLloyds TSB Group plc	6,383,200	52,745,038

		101,534,728

CAPITAL GOODS — 4.63%

INDUSTRIAL CONGLOMERATES — 4.63%
General Electric Co.	1,503,200	50,612,744
Tyco International Ltd.	1,472,300	41,003,555

		91,616,299

COMMERCIAL SERVICES & SUPPLIES — 0.55%

COMMERCIAL SERVICES & SUPPLIES — 0.55%
FTI Consulting Inc.+	428,712	10,829,265

		10,829,265

CONSUMER DURABLES & APPAREL — 2.13%

HOUSEHOLD DURABLES — 2.13%
American Greetings Corp.	1,540,100	42,198,740

		42,198,740

DIVERSIFIED FINANCIALS — 13.58%

CAPITAL MARKETS — 7.62%
Charles Schwab Corp.	3,061,100	44,171,673
Goldman Sachs Group Inc.	493,500	59,999,730
The Bank of New York Co. Inc.	1,593,200	46,856,012

DIVERSIFIED FINANCIAL SERVICES — 5.96%
Alliance Capital Management Holdings LP	313,400	14,996,190
Chicago Mercantile Exchange Co.	144,080	48,598,184
Citigroup Inc.	1,194,100	54,355,432

		268,977,221

22	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2005

	Shares/ Principal Amount	Value
ENERGY — 9.67%

ENERGY EQUIPMENT & SERVICES — 1.84%
Schlumberger Ltd.	432,350	$36,481,693

OIL, GAS & CONSUMABLE FUELS — 7.83%
Canadian Natural Resources Ltd.	468,000	21,163,702
ChevronTexaco Corp.	1,132,100	73,280,833
Exxon Mobil Corp.	955,200	60,693,408

		191,619,636

HEALTH CARE EQUIPMENT & SERVICES — 10.19%

HEALTH CARE EQUIPMENT & SUPPLIES — 2.06%
Fisher Scientific International, Inc.+	657,000	40,766,850

HEALTH CARE PROVIDERS & SERVICES — 8.13%
Caremark Rx Inc.+	908,000	45,336,440
Eclipsys Corp.+	1,639,540	29,249,394
Health Management Associates	1,549,855	36,375,097
WellPoint Inc.+	661,200	50,132,184

		201,859,965

HOUSEHOLD & PERSONAL PRODUCTS — 2.10%

HOUSEHOLD PRODUCTS — 2.10%
Colgate Palmolive Co.	789,300	41,667,147

		41,667,147

INSURANCE — 2.10%

INSURANCE — 2.10%
MBIA, Inc.	685,000	41,524,700

		41,524,700

MATERIALS — 1.82%

CHEMICALS — 1.82%
Dow Chemical Co.	867,500	36,148,725

		36,148,725

MEDIA — 6.48%

MEDIA — 6.48%
Comcast Corp.+	1,754,600	50,497,388
DIRECTV Group Inc.+	3,097,685	46,403,321
Sirius Satellite Radio Inc.+	1,681,355	11,012,875
XM Satellite Radio Holdings Inc.+	571,605	20,526,336

		128,439,920

Certified Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2005

	Shares/ Principal Amount	Value
PHARMACEUTICALS & BIOTECHNOLOGY — 5.91%

PHARMACEUTICALS — 5.91%
Johnson & Johnson	384,700	$24,343,816
Pfizer Inc.	1,989,300	49,672,821
Sanofi-Aventis	518,400	42,974,708

		116,991,345

RETAILING — 3.94%

MULTILINE RETAIL — 1.89%
Target Corp.	720,000	37,389,600

SPECIALTY RETAIL — 2.05%
Linens N Things Inc.+	1,526,077	40,746,256

		78,135,856

SOFTWARE & SERVICES — 6.24%

INTERNET SOFTWARE & SERVICES — 1.46%
Google Inc.+	91,620	28,994,065

IT SERVICES — 0.97%
Bearingpoint, Inc. Co.+	2,523,500	19,153,365

SOFTWARE — 3.81%
Microsoft Corp.	1,788,900	46,028,397
Oracle Corp.+	2,381,000	29,500,590

		123,676,417

TECHNOLOGY HARDWARE & EQUIPMENT — 4.74%

COMMUNICATIONS EQUIPMENT — 4.74%
Cisco Systems Inc.+	2,481,700	44,496,881
Motorola, Inc.	2,232,300	49,311,507

		93,808,388

TELECOMMUNICATION SERVICES — 9.93%

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.49%
Alltel Corp.	756,500	49,255,715

WIRELESS TELECOMMUNICATION SERVICES — 7.44%
Crown Castle International Corp.+	1,310,100	32,267,763
Leap Wireless International, Inc.+	1,075,900	37,871,680
NII Holdings Inc.+	915,804	77,339,648

		196,734,806

24	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2005

	Shares/ Principal Amount	Value
TRANSPORTATION — 4.74%

AIRLINES — 2.13%
Southwest Airlines Co.	2,837,553	$42,137,662

ROAD & RAIL — 2.61%
Union Pacific Corp.	721,200	51,710,040

		93,847,702

TOTAL COMMON STOCKS (Cost $1,667,666,033)		1,859,610,860

CORPORATE BONDS — 0.53%

TELECOMMUNICATION SERVICES — 0.53%

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.53%
Level 3 Communications Inc., 9.125%, 5/1/2008	$7,000,000	5,705,000
Level 3 Communications Inc., 10.50%, 12/1/2008	5,900,000	4,838,000

		10,543,000

TOTAL CORPORATE BONDS (Cost $10,205,847)		10,543,000

CONVERTIBLE BONDS — 2.92%

TELECOMMUNICATION SERVICES — 2.92%

DIVERSIFIED TELECOMMUNICATION SERVICES — 2.92%
Level 3 Communications Inc., 6.00%, 9/15/2009	20,700,000	10,841,625
Level 3 Communications Inc., 6.00%, 3/15/2010	91,600,000	47,059,500

		57,901,125

TOTAL CONVERTIBLE BONDS (Cost $72,173,507)		57,901,125

SHORT TERM INVESTMENTS — 2.52%
Lasalle Bank Corp., 3.71%, 10/7/2005	20,000,000	19,987,634
Toyota Credit de Puerto Rico, 3.73%, 10/4/2005	6,000,000	5,998,135
UBS Finance, 3.78%, 10/5/2005	24,000,000	23,989,920

TOTAL SHORT TERM INVESTMENTS (Cost $49,975,689)		49,975,689

TOTAL INVESTMENTS — 99.85% (COST $1,800,021,076)		$1,978,030,674

OTHER ASSETS LESS LIABILITIES — 0.15%		2,904,667

NET ASSETS — 100.00%		$1,980,935,341

Footnote Legend

See notes to financial statements.

+ Non-income producing

Certified Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Value Fund	September 30, 2005

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/05

Diversified Financials	13.6%
Telecommunication Services	13.4%
Health Care Equipment & Services	10.2%
Energy	9.7%
Media	6.5%
Software & Services	6.2%
Pharmaceuticals & Biotechnology	5.9%
Banks	5.1%
Transportation	4.7%
Technology Hardware & Equipment	4.7%
Capital Goods	4.6%
Retailing	3.9%
Consumer Durables & Apparel	2.1%
Household & Personal Products	2.1%
Insurance	2.1%
Materials	1.8%
Commercial Services & Supplies	0.6%
Other Assets and Cash Equivalents	2.8%

26	Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg Value Fund

To the Trustees and Class I Shareholders of

Thornburg Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

Certified Annual Report	27

EXPENSE EXAMPLE

Thornburg Value Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 90-day redemption fee on Class I shares;

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05–9/30/05
Class I Shares
Actual	$1,000.00	$1,087.20	$5.13
Hypothetical*	$1,000.00	$1,020.15	$4.97

†	Expenses are equal to the annualized expense ratio for Class I shares (0.98%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

28	Certified Annual Report

INDEX COMPARISON

Thornburg Value Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Value Fund versus S&P 500 Index (November 2, 1998 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2005

	1 Yr	5 Yrs	Since Inception
I Shares (Incep: 11/2/98)	18.16%	1.01%	7.81%
S&P 500 (Since: 11/2/98)	12.25%	(1.49)%	3.18%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 90-day redemption fee.

The Standard & Poor’s 500 Stock Index (S&P 500) is an unmanaged index generally representative of the U.S. stock market, without regard to company size. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report	29

TRUSTEES AND OFFICERS

Thornburg Value Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield,Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D.Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks,Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

30	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987

Secretary and Managing Director, Thornburg Investment Management, Inc.;

Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary,

Thornburg Securities Corporation; Vice President, Daily Tax Free Income

Fund, Inc. (registered investment company).

Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999

Associate Portfolio Manager of Thornburg Investment Management, Inc.

since 1999, Vice President since 2000 and Managing Director since 2003;

Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.

Not applicable

Joshua Gonze, 42 Vice President since 1999

Associate Portfolio Manager of Thornburg Investment Management, Inc.

since 1999, Vice President since 1999 and Managing Director since 2003;

Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.

Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Certified Annual Report	31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Value Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004

Associate Portfolio Manager of Thornburg Investment Management, Inc. since

2002 and Vice President and Managing Director since 2004; Associate Portfolio

Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.

Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32	Certified Annual Report

OTHER INFORMATION

Thornburg Value Fund	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2005, the Thornburg Value Fund designates 100% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

100% of the ordinary income distributions paid by the Fund (or the maximum amount allowed) for the year ended September 30, 2005 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds and a broad based securities index, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a broad based securities index, measures of relative portfolio risk, and related factors. The Trustees noted in comparing the Fund to other mutual funds and to indices that the value of such comparisons may be limited because the Fund’s investment approach, and the selection of its portfolio securities, are unique or differ in con-

Certified Annual Report	33

OTHER INFORMATION, CONTINUED

Thornburg Value Fund	September 30, 2005 (Unaudited)

siderable degree from the characteristics of other funds and indices. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments and the Fund’s investment performance. The Trustees also noted in this regard the Fund’s above average investment performance in most periods as compared to broad based securities indices and categories of equity mutual funds selected by independent mutual fund analyst firms.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the management fee charged to the Fund was higher than the average and median fee rates charged to a group of multi-cap core funds assembled by an independent mutual fund analyst firm, but that the overall expense ratio was comparable to the average and median expense ratios for the same fund group. The Trustees further noted in this regard the investment performance of the Fund. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund has realized and may reasonably be expected to realize further economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

34	Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

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The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

INVESTMENT MANAGER:

Thornburg Investment Management®

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

DISTRIBUTOR:

Thornburg Securities™

119 East Marcy Street

Santa Fe, New Mexico 87501

800.847.0200

Core Strategies for Building Wealth

Thornburg International Value Fund

Informational Brochure and Annual Report – September 30, 2005

Value knows no boundaries

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg International Value Fund

Value Knows No Boundaries

The Fund seeks long-term capital appreciation by investing in a portfolio of a limited number of holdings selected on a value basis using fundamental research. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter.
Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 9, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds have ranked well within their respective categories.

The Thornburg equity funds employ a comprehensive approach which is more inclusive than the traditional deep value or high growth approach to stock selection. Within the Thornburg Value Fund and the Thornburg International Value Fund, the portfolios’ securities are classified into three baskets: basic value stocks, stocks of companies with consistent earnings, and stocks of emerging franchises. Thornburg Core Growth Fund’s holdings are classified into similar baskets: growth industry leaders, consistent growth companies, and emerging growth companies. After being identified through bottom-up screening from a worldwide universe, all stocks are subject to a rigorous selection process that must satisfy the Thornburg investment team’s two fundamental criteria: in the opinion of the portfolio manager, the companies must be selling at attractive discounts to intrinsic value and have compelling prospects for long-term growth. You can read much more about the stocks in your Fund’s portfolio at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short- and intermediate-bond maturities seeking to provide both an attractive return and relative stability of principal.

Recently, there has been a lot of news about improper behavior by some mutual fund companies. Many of the proposed new rules in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of those new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimal amount. After all, we are shareholders too! Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg
Chairman & CEO

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Important Information

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Morningstar Award

Established in 1988, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus. To qualify for the award, managers must have not only a great year, but also must have a record of delivering outstanding long-term performance and of aligning their interests with shareholders’. The Fund Manager of the Year Award winners are chosen based upon Morningstar’s proprietary research and in-depth evaluation by its senior analysts.

Glossary

The Morgan Stanley Capital International (MSCI) Europe,Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with gross dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg International Value Fund

Value Knows No Boundaries

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two.

Thornburg International Value Fund strikes such a balance.

The Fund seeks to find bargains in overseas markets. It differs from other international equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This unique strategy has provided shareholders with positive returns since the Fund’s inception in 1998, and earned portfolio manager Bill Fries the distinction of Morningstar’s 2003 International Fund Manager of the Year.

Fries’ unassuming and quiet demeanor belies his fierce determination to recognize value and harness it for his shareholders. He brings more than thirty years of investment experience to the process. He also brings a commitment to fundamental, hands-on research. He and his team of associate portfolio managers are dedicated to a collaborative approach in identifying and analyzing investment ideas. They scour the globe to find the world’s most promising companies. The investment committee is, in Fries’ words, “in continuous session.” Everybody’s idea is important. “Combining promise and discount valuation” is the team’s mantra.

In managing the Thornburg International Value Fund, Fries takes a conservative, bottom-up approach to stock selection. The Fund is not predisposed to a geographical region or industry. And, it recognizes no “false gods.” Fries and his associates use a combination of traditional value screens, financial analysis, collaborative research, and on-site company visits to gauge the intrinsic value of a company and to estimate its potential for significant future earnings growth. Their current goal is to maintain a portfolio of 45–60 companies diversified by sector, country, region, and economic sensitivity, with no one industry accounting for more than 25% of the Fund’s portfolio, and no one stock comprising more than 5.0%.

Because of the limited number of stocks in the portfolio, every holding counts. Once a company has survived the team’s initial screens, the managers then expand their analysis of what is behind its revenue and cash-generating model. And they take the time to get to know the company, its people and its corporate culture. At the time of purchase, the managers set 12–18 month price targets for each stock. They review those targets as the fundamentals of the stocks change during the course of ownership.

The bottom line? By engendering a wide-open, collegial environment, Fries ensures that information flows freely and that the Fund benefits from the best of the team’s thinking. And because the Fund’s advisor, Thornburg Investment Management®, is located in Santa Fe, New Mexico, the portfolio team avoids the tendency to be trapped by Wall Street’s “pack” instinct. While they have access to the best of Wall Street’s analysis, they are not ruled by it. Their distance from the herd serves to fortify independent and objective thinking.

Foreign markets now account for 49% of world market capitalization. These markets do not all move in sync. When one is up, often another is down. Losses in one may be offset by gains in another. Limiting the number of companies in the portfolio and employing a rigorous sell discipline has enabled the Thornburg team to strike a balance between risk and reward and allow shareholders in Thornburg International Value Fund to enjoy reasonable rates of growth and still sleep at night.

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Portfolio Overview

Thornburg International Value Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. A shares are subject to a 1% 90-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Thomas Garcia, Ed Maran, Lei Wang, Lewis Kaufman, and Vin Walden.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E*	18.9x
Portfolio Price to Cash Flow*	13.9
Portfolio Price to Book Value*	2.5
Median Market Cap*	$16.66 B
3-Year Beta (Thornburg vs. MSCI EAFE)**	0.96
Holdings	58
Emerging Markets Exposure	24.6%

*	Source: Thomson Portfolio Analytics

**	Source: Morningstar Principia Pro

During the fiscal twelve-month period ended September 30, 2005, the Class A shares of the Thornburg International Value Fund posted a positive return of 26.51% at NAV compared to 25.79% for the MSCI EAFE Index. During the period, individual stock selection had the largest positive impact on the performance of the portfolio.

The Fund found the most success in financial, telecommunication services, and information technology stocks. This differed from the benchmark where the telecommunication services and information technology sectors were the two worst performing sectors in the index. Both sectors were positive contributors to performance for the International Value Fund where the focus of the research team is on the merit of the individual companies.

Exposure to financial stocks consistently represented the largest sector weighting in the Fund during the fiscal year and provided the greatest amount of relative and absolute positive performance. Strong performance was contributed by a diverse group of individual holdings including South Korean banks Kookmin Bank and Shinhan Financial Group Co. Ltd. Deutsche Börse AG and Euronext NV, which operate European financial exchanges, both posted positive returns as their businesses continued to flourish. Bank holdings in the United Kingdom, Japan, and India also contributed to the positive performance of the Fund.

Telecommunication services holdings were a good example of stock selection driving portfolio performance. In general, performance of the sector was lackluster, but the stocks held in the Fund performed very well. America Movil S.A. de C.V. was the biggest standout. America Movil is a cellular provider in Mexico and has been able to capitalize on rapidly increasing mobile phone penetration in that country.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2005

	3Q ‘05	1 Yr	3 Yrs	5 Yrs	Since Inception
A Shares (Incep: 5/28/98)
Without Sales Charge	10.72%	26.51%	24.63%	7.91%	11.07%
With Sales Charge	5.72%	20.80%	22.73%	6.93%	10.38%
MSCI EAFE Index (Since: 5/28/98)	10.38%	25.79%	24.61%	3.16%	4.25%

*	Periods under one year are not annualized.

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Within the information technology sector, a broad range of stocks contributed to positive performance. Amdocs Ltd., a customer care and billing company serving the telecommunications industry, performed well. Samsung Electronics Co. Ltd. also provided positive performance to the Fund during the year.

Energy stocks provided a positive boost to the portfolio. The most significant holdings were Petroleo Brasileiro of Brazil and Lukoil Oil Company of Russia. Energy stocks represented a source of both relative and absolute outperformance during the year.

The most significant drag on the portfolio came from the materials and utilities sectors. The Fund had very little exposure to stocks in these sectors, which were strong performing components of the index. Health care stocks were also an area of weakness. The most notable negative contributor was Novo Nordisk A/S, a specialty pharmaceutical company focusing on the treatment of diabetes.

The process and philosophy of the Fund remains unchanged. The Fund is concentrated and diversified with 58 holdings and exposure to 19 countries and 19 industries. Market cap exposure is spread across small, mid, and large cap stocks with a bias towards large cap (stocks with market caps above $8 billion). Emerging market exposure is currently 24.6%. We will continue to maintain a diversified portfolio of stocks we identify through our bottom-up research process. Our goal remains to provide competitive long-term returns to our shareholders.

PERFORMANCE IMPACT FOR YEAR ENDED 9/30/05

Top Contributors	Top Detractors
America Movil S.A. de C.V. ADR	Kingfisher plc

Deutsche Börse AG	Novo Nordisk A/S

Rogers Communications Inc.	Singapore Telecommunications Ltd.

Petroleo Brasileiro S.A. ADR	Carrefour SA

Euronext NV	Puma AG

Source:Thomson Portfolio Analytics

TOP TEN EQUITY HOLDINGS

As of 9/30/05

BP Amoco ADR	3.4%
Sanofi-Aventis	2.8%
America Movil S.A. de C.V. ADR	2.7%
GlaxoSmithKline plc	2.5%
Rogers Communications Inc.	2.3%
Teva Pharmaceutical Industries Ltd. ADR	2.2%
Schlumberger Ltd.	2.2%
Cadbury Schweppes plc	2.1%
Deutsche Börse AG	2.1%
Vodafone Group plc ADR	2.1%

TOP TEN COUNTRIES
As of 9/30/05
United Kingdom	21.2%
Japan	11.7%
Switzerland	8.2%
Germany	7.0%
France	6.2%
South Korea	5.7%
Canada	5.5%
China	5.4%
Mexico	4.4%
Denmark	3.7%

TOP TEN INDUSTRIES
As of 9/30/05
Pharmaceuticals & Biotechnology	13.0%
Energy	12.0%
Banks	11.8%
Telecommunication Services	8.5%
Diversified Financials	7.4%
Food & Staples Retailing	6.6%
Media	6.4%
Automobiles & Components	6.0%
Tech. Hardware & Equipment	4.5%
Insurance	3.9%

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Thornburg International Value Fund

September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report	9

Letter to Shareholders

William V. Fries, CFA

Portfolio Manager

October 17, 2005

Dear Fellow Shareholder:

The fiscal year ended September 30 was a good year for our Fund. The net asset value (NAV) of the Class A shares on September 30, 2005 was $22.80. One year ago on September 30, 2004, the net asset value was $18.18. Total return of the Fund’s A shares for the period was 26.51% at NAV compared with 25.79% for the MSCI EAFE benchmark index. Generally speaking, international markets performed well during the fiscal year with particular strength in telecommunications, banking, securities exchanges, and energy. Our best performing telecom-related stocks were based in our North American neighbors Mexico and Canada. Banking strength was in Korea and Japan, and the security exchanges in Europe were standout performers. Energy holdings performance came mostly from integrated companies with resources as geographically diverse as Brazil, China, Russia, and the United States. Technology-related holdings also contributed to performance, including recent addition Logitech International. For details on performance by share class, please refer to the performance summary on page 35.

Interest in investing internationally continues to grow. This, in part, reflects the dollar’s retreat from an esteemed status over the past couple of years, but it also reflects increased recognition that some individual stock opportunities in a global economy may be new and different from those of the past. Diversification of dollar-based assets may be a rational reason to invest overseas and was a prime motivation in 2004. It is not the only reason. I believe a look at our portfolio holdings supports this assertion. A number of our holdings are truly distinct companies with no U.S. equivalent. For example, our airport holding Fraport AG and port holding China Merchants Holdings International Co. Ltd., would be equivalent to owning shares in Chicago’s O’Hare International Airport and California’s Port of Long Beach, neither of which is likely to be offered anytime soon. In the pharmaceutical area, the European-based companies are doing better than their U.S. counterparts. Each of our health care holdings has a unique set of products, distribution, and potentially productive research. The distinct positive of Roche Holdings AG’s affiliation with Genentech is a compelling example of a unique and productive arrangement. Competitive leadership in industries that are global is another attractive attribute of a few of our holdings; Toyota Motor Corp. and Schlumberger Ltd. are illustrative. Both are market share-gainers currently, and are likely to remain so.

The opportunity in emerging markets is worthy of comment. Economic growth in the Far East outside Japan continues at a pace not possible in more developed markets. It appears sustainable, barring a dramatic downturn in developed economies. Companies that support and serve this growth, especially where businesses are positioned as local leaders, will likely benefit from home market development. Our Korean banks, Kookmin Bank and Shinhan Financial Group Co., as well as Chinese coal company Shenhua Energy and Indian motorcycle company Hero Honda Motors Ltd. are each good examples of premiere local companies with essential or desirable products and services. Our web site has descriptive summaries of these and our other holdings as well as links to company web sites at www.thornburg.com/funds. A visit to this web site might help you understand our enthusiasm for the Thornburg International Value Fund.

It might be considered overly optimistic to assume that the performance of the last twelve months in overseas markets will be repeated in the year ahead. Yet markets remain buoyant, even with slow economies in Western Europe and the United Kingdom. There are reasons to remain constructive. Strength in the dollar this year has eased the European worry about their export economy, while high energy prices remain a concern for U.S. consumers. In Europe, where energy is heavily taxed already, consumer spending is less likely to be affected. A healthy Japanese economy for the first time in years and continued improvement in living standards in emerging markets are also supportive of global equity markets. It may seem a stretch at this time, but consider market psychology

10	Certified Annual Report

if oil prices peak sometime soon, violence in Iraq diminishes, the Chinese let their currency float higher, the U.S. economy stays healthy, and global inflation is contained. Granted, all of this together is unlikely, but in an environment of rising corporate earnings and reasonable valuation, any of these developments would support equity markets. Even in a challenging market environment, there will be companies that succeed and stocks that represent good values. We will remain focused on companies we believe have the promise and valuation to provide an opportunity for capital appreciation.

We thank you for your past trust and confidence. We will continue to work toward sustaining both in the future.

Sincerely,

William V. Fries, CFA Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report	11

STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2005

ASSETS
Investments at value (cost $ 3,401,314,606)	$4,004,371,401
Cash	6,002,551
Receivable for investments sold	15,653,109
Receivable for fund shares sold	42,855,427
Unrealized gain on forward exchange contracts (Note 7)	12,079,515
Dividends receivable	11,360,072
Prepaid expenses and other assets	58,165

Total Assets	4,092,380,240

LIABILITIES
Payable for securities purchased	126,747,229
Payable for fund shares redeemed	6,857,669
Unrealized loss on forward exchange contracts (Note 7)	33,051,583
Payable to investment advisor and other affiliates (Note 3)	3,557,098
Deferred tax payable	749,810
Accounts payable and accrued expenses	1,410,243
Dividends payable	5,833,429

Total Liabilities	178,207,061

NET ASSETS	$3,914,173,179

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(1,940,997)
Net unrealized appreciation on investments	581,099,906
Accumulated net realized gain (loss)	95,139,946
Net capital paid in on shares of beneficial interest	3,239,874,324

$3,914,173,179

12	Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2005

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($2,205,924,392 applicable to 96,730,208 shares of beneficial interest outstanding - Note 4)	$22.80
Maximum sales charge, 4.50% of offering price	1.07

Maximum offering price per share	$23.87

Class B Shares:
Net asset value and offering price per share *
($47,305,854 applicable to 2,168,349 shares of beneficial interest outstanding - Note 4)	$21.82

Class C Shares:
Net asset value and offering price per share *
($635,832,781 applicable to 29,050,420 shares of beneficial interest outstanding - Note 4)	$21.89

Class I Shares:
Net asset value, offering and redemption price per share
($892,216,330 applicable to 38,474,708 shares of beneficial interest outstanding - Note 4)	$23.19

Class R1 Shares:
Net asset value, offering and redemption price per share
($118,436,032 applicable to 5,175,383 shares of beneficial interest outstanding - Note 4)	$22.88

Class R5 Shares:
Net asset value, offering and redemption price per share
($14,457,790 applicable to 623,657 shares of beneficial interest outstanding - Note 4)	$23.18

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report	13

STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $ 4,116,928)	$57,019,613
Interest income	3,394,474

Total Income	60,414,087

EXPENSES:
Investment advisory fees (Note 3)	20,117,121
Administration fees (Note 3)
Class A Shares	1,930,603
Class B Shares	43,024
Class C Shares	530,513
Class I Shares	276,894
Class R1 Shares	68,997
Class R5 Shares	895
Distribution and service fees (Note 3)
Class A Shares	3,872,178
Class B Shares	344,884
Class C Shares	4,254,766
Class R1 Shares	277,203
Transfer agent fees
Class A Shares	2,663,010
Class B Shares	68,557
Class C Shares	563,265
Class I Shares	361,300
Class R1 Shares	96,115
Class R5 Shares	7,302
Registration and filing fees
Class A Shares	123,286
Class B Shares	19,571
Class C Shares	45,916
Class I Shares	109,686
Class R1 Shares	21,233
Class R5 Shares	14,337
Custodian fees (Note 3)	1,858,551
Professional fees	141,160
Accounting fees	210,470
Trustee fees	57,760
Other expenses	774,271

Total Expenses	38,852,868
Less:
Expenses reimbursed by Investment Advisor (Note 3)	(325,980)
Fees paid indirectly (Note 3)	(72,001)

Net Expenses	38,454,887

Net Investment Income	$21,959,200

14	Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2005

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$83,008,194
Foreign currency transactions	12,552,565

95,560,759

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $ 254,092)	509,336,265
Foreign currency translation	(17,929,681)

491,406,584

Net Realized and Unrealized Gain	586,967,343

Net Increase in Net Assets Resulting From Operations	$608,926,543

See notes to financial statements.

Certified Annual Report	15

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg International Value Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$21,959,200	$6,816,361
Net realized gain on investments and foreign currency transactions	95,560,759	21,723,437
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	491,406,584	61,424,573

Net Increase in Net Assets Resulting from Operations	608,926,543	89,964,371
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(15,978,639)	0
Class B Shares	(42,865)	0
Class C Shares	(1,295,932)	0
Class I Shares	(9,263,083)	0
Class R1 Shares	(831,509)	0
Class R5 Shares	(63,095)	0
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	914,862,678	797,028,763
Class B Shares	17,432,995	14,140,582
Class C Shares	296,865,675	172,158,420
Class I Shares	475,565,309	242,069,929
Class R1 Shares	94,648,632	10,904,969
Class R5 Shares	13,789,338	0

Net Increase in Net Assets	2,394,616,047	1,326,267,034
NET ASSETS:
Beginning of year	1,519,557,132	193,290,098

End of year	$3,914,173,179	$1,519,557,132

See notes to financial statements.

16	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1 and Class R5) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining the net asset value of investments, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount

Certified Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and, therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $4,496 for Class B shares, $154,331 for Class I shares, $146,888 for Class R1 shares, and $20,265 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $355,292 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $67,027 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2005, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $72,001.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

18	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Sale of Class R5 shares commenced February 1, 2005. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	60,454,538	$1,242,916,897	51,167,423	$894,268,597
Shares issued to shareholders in reinvestment of dividends	516,124	11,403,851	—	—
Shares repurchased**	(16,431,651)	(339,458,070)	(5,531,059)	(97,239,834)

Net Increase (Decrease)	44,539,011	$914,862,678	45,636,364	$797,028,763

**       The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and year ended September 30, 2004, $94,738 and $51,074, respectively, were netted in the amount reported for shares repurchased.

Class B Shares
Shares sold	984,619	$19,222,274	897,624	$15,193,868
Shares issued to shareholders in reinvestment of dividends	1,513	33,010	—	—
Shares repurchased	(92,953)	(1,822,289)	(62,324)	(1,053,286)

Net Increase (Decrease)	893,179	$17,432,995	835,300	$14,140,582

Class C Shares
Shares sold	16,705,254	$329,116,035	10,858,583	$184,217,626
Shares issued to shareholders in reinvestment of dividends	34,263	741,499	—	—
Shares repurchased	(1,663,255)	(32,991,859)	(716,792)	(12,059,206)

Net Increase (Decrease)	15,076,262	$296,865,675	10,141,791	$172,158,420

Class I Shares
Shares sold	25,541,204	$537,358,303	14,591,120	$258,463,205
Shares issued to shareholders in reinvestment of dividends	305,722	6,870,416	—	—
Shares repurchased**	(3,256,726)	(68,663,410)	(921,861)	(16,393,276)

Net Increase (Decrease)	22,590,200	$475,565,309	13,669,259	$242,069,929

**	The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and year ended September 30, 2004, $28,336 and $18,249, respectively, were netted in the amount reported for shares repurchased.

Certified Annual Report	19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

	Year Ended September 30, 2005		Year Ended September 30, 2004
Class R1 Shares
Shares sold	5,096,497	$105,840,553	686,300	$12,209,648
Shares issued to shareholders in reinvestment of dividends	24,709	559,227	—	—
Shares repurchased	(558,900)	(11,751,148)	(73,228)	(1,304,679)

Net Increase (Decrease)	4,562,306	$94,648,632	613,072	$10,904,969

Class R5 Shares*
Shares sold	620,945	$13,726,467	—	$—
Shares issued to shareholders in reinvestment of dividends	2,722	63,095	—	—
Shares repurchased	(10)	(224)	—	—

Net Increase (Decrease)	623,657	$13,789,338	—	$—

*	Effective date of Class R5 shares was February 1, 2005.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $2,725,185,254 and $854,633,399, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$3,413,834,078

Gross unrealized appreciation on a tax basis	$623,983,770
Gross unrealized depreciation on a tax basis	(33,446,447)

Net unrealized appreciation (depreciation) on investments (tax basis)	$590,537,323

Distributable earnings - ordinary income	$28,534,716
Distributable Capital Gains	$59,147,989

The Fund utilized $7,110,004 of its capital loss carry forward during the year ended September 30, 2005.

At September 30, 2005, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2004 of $1,612,785. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income (loss) by $2,842,585 and increased accumulated net realized gain by $2,842,585. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency losses and realized foreign capital gains taxes.

The tax character of distributions paid by the Fund for the year ended September 30, 2005 was $27,475,123 from the distribution of ordinary income.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2005, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

20	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

CONTRACTS TO SELL:

Contracts		Contract Value Date	Market Value
155,000,000	Euro Dollar for 187,709,650 USD	January 10, 2006	$(195,172)
85,000,000	Euro Dollar for 102,450,500 USD	January 11, 2006	(600,163)
120,000,000	Greater British Pound for 208,344,000 USD	January 10, 2006	(3,748,098)
85,000,000	Greater British Pound for 147,738,500 USD	January 11, 2006	(2,493,429)
1,400,000,000	Indian Rupee for 31,638,418 USD	October 07, 2005	(198,553)
3,300,000,000	Indian Rupee for 74,024,226 USD	April 04, 2006	(749,373)
450,000,000	Mexican Peso for 38,818,201 USD	October 07, 2005	(2,833,474)
680,000,000	Mexican Peso for 60,687,193 USD	December 14, 2005	(1,614,282)
70,000,000	Mexican Peso for 6,252,791 USD	January 11, 2006	(137,951)

Unrealized loss from forward Sell contracts:			(12,570,495)

147,500,000	Swiss Franc for 118,874,919 USD	February 10, 2006	3,041,630
58,500,000	Euro Dollar for 76,289,850 USD	October 05, 2005	5,733,753
98,600,000	Euro Dollar for 122,212,728 USD	December 02, 2005	2,938,345
390,000,000	Mexican Peso for 35,691,407 USD	February 10, 2006	219,161
710,000,000	Mexican Peso for 64,247,579 USD	April 04, 2006	91,721

Unrealized gain from forward Sell contracts:			12,024,610

Net unrealized gain (loss) from forward Sell contracts:			$(545,885)

CONTRACTS TO BUY:

Contracts		Contract Value Date	Market Value
147,500,000	Swiss Franc for 120,750,207 USD	February 10, 2006	$(4,916,917)
58,500,000	Euro Dollar for 72,978,165 USD	October 05, 2005	(2,422,068)
98,600,000	Euro Dollar for 123,336,768 USD	December 02, 2005	(4,062,385)
120,000,000	Greater British Pound for 221,089,200 USD	January 10, 2006	(8,997,102)
450,000,000	Mexican Peso for 41,734,292 USD	October 07, 2005	(82,616)

Unrealized loss from forward Buy contracts:			(20,481,088)

1,400,000,000	Indian Rupee for 31,782,066 USD	October 07, 2005	54,905

Unrealized gain from forward Buy contracts:			54,905

Net unrealized gain (loss) from forward Buy contracts:			$(20,426,183)

Net unrealized gain (loss) from forward Exchange contracts:			$(20,972,068)

Certified Annual Report	21

FINANCIAL HIGHLIGHTS

    Thornburg International Value Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$18.18	$14.95	$11.88	$12.37	$16.64

Income from investment operations:
Net investment income (loss)	0.18	0.15	0.06	0.03	0.03
Net realized and unrealized gain (loss) on investments	4.63	3.08	3.00	(0.54)	(3.39)

Total from investment operations	4.81	3.23	3.06	(0.51)	(3.36)

Redemption fees added to paid in capital	—	—	0.01	0.02	—

Less dividends from:
Net investment income	(0.19)	—	—	—	(0.86)
Return of capital	—	—	—	—	(0.05)

Total dividends	(0.19)	—	—	—	(0.91)

Change in net asset value	4.62	3.23	3.07	(0.49)	(4.27)

NET ASSET VALUE, end of year	$22.80	$18.18	$14.95	$11.88	$12.37

RATIOS/SUPPLEMENTAL DATA

Total return(a)	26.51%	21.61%	25.84%	(3.96)%	(21.28)%
Ratios to average net assets:
Net investment income (loss)	0.87%	0.88%	0.44%	0.19%	0.22%
Expenses, after expense reductions	1.44%	1.49%	1.59%	1.57%	1.54%
Expenses, after expense reductions and net of custody credits	1.44%	1.49%	1.59%	1.57%	—
Expenses, before expense reductions	1.44%	1.51%	1.67%	1.60%	1.56%
Portfolio turnover rate	34.17%	35.84%	58.35%	28.39%	61.05%
Net assets at end of year (000)	$2,205,924	$948,631	$97,991	$69,490	$56,507

(a)	Sales loads are not reflected in computing total return.

+	Based on weighted average shares outstanding.

22	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class B Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$17.39	$14.43	$11.57	$12.16	$16.44

Income from investment operations:
Net investment income (loss)	0.01	(0.02)	(0.04)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	4.44	2.98	2.90	(0.51)	(3.36)

Total from investment operations	4.45	2.96	2.86	(0.59)	(3.42)

Less dividends from:
Net investment income	(0.02)	—	—	—	(0.82)
Return of capital	—	—	—	—	(0.04)

Total dividends	(0.02)	—	—	—	(0.86)

Change in net asset value	4.43	2.96	2.86	(0.59)	(4.28)

NET ASSET VALUE, end of year	$21.82	$17.39	$14.43	$11.57	$12.16

RATIOS/SUPPLEMENTAL DATA

Total return	25.59%	20.51%	24.72%	(4.85)%	(21.86)%
Ratios to average net assets:
Net investment income (loss)	0.04%	(0.12)%	(0.32)%	(0.58)%	(0.39)%
Expenses, after expense reductions	2.26%	2.36%	2.38%	2.39%	2.40%
Expenses, after expense reductions and net of custody credits	2.25%	2.36%	2.38%	2.39%	—
Expenses, before expense reductions	2.27%	2.42%	2.84%	2.88%	3.62%
Portfolio turnover rate	34.17%	35.84%	58.35%	28.39%	61.05%
Net assets at end of year (000)	$47,306	$22,181	$6,346	$4,672	$2,570

+	Based on weighted average shares outstanding.

Certified Annual Report	23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,
	2005	2004	2003	2002	2001
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the year)+
Net asset value, beginning of year	$17.46	$14.47	$11.60	$12.19	$16.49

Income from investment operations:
Net investment income (loss)	0.03	0.01	(0.04)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	4.45	2.98	2.91	(0.51)	(3.37)

Total from investment operations	4.48	2.99	2.87	(0.59)	(3.45)

Less dividends from:
Net investment income	(0.05)	—	—	—	(0.81)
Return of capital	—	—	—	—	(0.04)

Total dividends	(0.05)	—	—	—	(0.85)

Change in net asset value	4.43	2.99	2.87	(0.59)	(4.30)

NET ASSET VALUE, end of year	$21.89	$17.46	$14.47	$11.60	$12.19

RATIOS/SUPPLEMENTAL DATA

Total return	25.65%	20.66%	24.74%	(4.84)%	(21.96)%
Ratios to average net assets:
Net investment income (loss)	0.16%	0.04%	(0.31)%	(0.62)%	(0.51)%
Expenses, after expense reductions	2.16%	2.26%	2.37%	2.36%	2.37%
Expenses, after expense reductions and net of custody credits	2.15%	2.26%	2.37%	2.36%	—
Expenses, before expense reductions	2.16%	2.26%	2.45%	2.36%	2.39%
Portfolio turnover rate	34.17%	35.84%	58.35%	28.39%	61.05%
Net assets at end of year (000)	$635,833	$243,955	$55,443	$39,995	$26,426

+	Based on weighted average shares outstanding.

24	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,				Period Ended Sept. 30, 2001(b)
	2005	2004	2003	2002
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$18.48	$15.13	$11.96	$12.40	$14.63

Income from investment operations:
Net investment income (loss)	0.28	0.24	0.14	0.10	0.11
Net realized and unrealized gain (loss) on investments	4.72	3.11	3.03	(0.54)	(2.21)

Total from investment operations	5.00	3.35	3.17	(0.44)	(2.10)

Less dividends from:
Net investment income	(0.29)	—	—	—	(0.08)
Return of capital	—	—	—	—	(0.05)

Total dividends	(0.29)	—	—	—	(0.13)

Change in net asset value	4.71	3.35	3.17	(0.44)	(2.23)

NET ASSET VALUE, end of period	$23.19	$18.48	$15.13	$11.96	$12.40

RATIOS/SUPPLEMENTAL DATA

Total return(c)	27.15%	22.14%	26.51%	(3.55)%	(14.50)%
Ratios to average net assets:
Net investment income (loss)	1.32%	1.35%	1.07%	0.71%	1.57	%(a)
Expenses, after expense reductions	0.99%	0.99%	0.99%	0.99%	0.97	%(a)
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.99%	0.99%	—
Expenses, before expense reductions	1.02%	1.11%	1.25%	1.28%	1.38	%(a)
Portfolio turnover rate	34.17%	35.84%	58.35%	28.39%	61.05%
Net assets at end of period (000)	$892,216	$293,583	$33,511	$19,187	$11,249

(a)	Annualized.

(b)	Effective date of Class I Shares was March 30, 2001.

(c)	Not annualized for periods less than one year.

+	Based on weighted average shares outstanding.

Certified Annual Report	25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Year Ended September 30,		Period Ended September 30, 2003(c)
	2005	2004
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$18.28	$15.01	$13.59

Income from investment operations:
Net investment income (loss)	0.21	0.19	0.02
Net realized and unrealized gain (loss) on investments	4.63	3.08	1.40

Total from investment operations	4.84	3.27	1.42
Less dividends from:
Net investment income	(0.24)	—	—

Change in net asset value	4.60	3.27	1.42
NET ASSET VALUE, end of period	$22.88	$18.28	$15.01

RATIOS/SUPPLEMENTAL DATA

Total return(a)	26.54%	21.79%	10.45%
Ratios to average net assets:
Net investment income (loss)	0.99%	1.08%	0.65	%(b)
Expenses, after expense reductions	1.45%	1.45%	1.60	%(b)
Expenses, after expense reductions and net of custody credits	1.45%	1.45%	1.60	%(b)
Expenses, before expense reductions	1.72%	2.42%	30,451.98	%(b)†
Portfolio turnover rate	34.17%	35.84%	58.35%
Net assets at end of period (000)	$118,436	$11,207	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of year were less than $1,000.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

26	Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg International Value Fund

	Period Ended September 30, 2005(c)
Class R5 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$20.37

Income from investment operations:
Net investment income	0.16
Net realized and unrealized gain (loss) on investments	2.84

Total from investment operations	3.00
Less dividends from:
Net investment income	(0.19)

Change in net asset value	2.81
NET ASSET VALUE, end of period	$23.18

RATIOS/SUPPLEMENTAL DATA
Total return(a)	14.72%
Ratios to average net assets:
Net investment income	1.10	%(b)
Expenses, after expense reductions	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.99	%(b)
Expenses, before expense reductions	2.13	%(b)
Portfolio turnover rate	34.17%
Net assets at end of period (000)	$14,458

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R5 Shares was February 1, 2005.

+	Based on weighted average shares outstanding.

Certified Annual Report	27

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-657, CLASS B - 885-215-616, CLASS C - 885-215-640, CLASS I - 885-215-566,

CLASS R1 - 885-215-525, CLASS R5 - 885-215-368

NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX,

CLASS R1 - TGVRX, CLASS R5 - TIVRX

	Shares/ Principal Amount	Value
COMMON STOCK — 98.19%
AUTOMOBILES & COMPONENTS — 6.00%
AUTOMOBILES — 6.00%
Bayerische Motoren Werke AG	1,134,276	$53,422,748
Hero Honda Motors Ltd.	2,311,127	39,005,032
Hyundai Motor Co.	788,900	61,674,197
Toyota Motor Corp.	1,762,600	80,899,598

		235,001,575

BANKS — 11.78%
COMMERCIAL BANKS — 11.78%
Bank of Fukuoka Ltd.	8,584,300	61,979,411
Bank of Yokohama	2,050,700	15,656,962
Barclays plc	7,884,400	79,937,314
ICICI Bank Ltd.	832,737	11,371,174
ICICI Bank Ltd. Sponsored ADR	905,000	25,566,250
Kookmin Bank	1,090,800	64,349,352
Lloyds TSB Group plc	9,097,700	75,175,231
Royal Bank of Scotland Group plc	2,356,100	67,077,372
Shinhan Financial Group Co.	1,721,200	59,932,432

		461,045,498

CAPITAL GOODS — 1.96%
AEROSPACE & DEFENSE — 1.96%
Embraer Brasileira de Aeronaut ADR	1,992,128	76,896,141

		76,896,141

COMMERCIAL SERVICES & SUPPLIES — 1.63%
COMMERCIAL SERVICES & SUPPLIES — 1.63%
Secom Co.	1,320,600	63,643,373

		63,643,373

CONSUMER DURABLES & APPAREL — 3.21%
TEXTILES,APPAREL & LUXURY GOODS — 3.21%
Adidas-Salomon AG	371,821	64,821,247
Burberry Group plc	7,951,946	60,783,184

		125,604,431

28	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 7.42%
CAPITAL MARKETS — 1.85%
UBS AG	848,580	$72,415,671
DIVERSIFIED FINANCIAL SERVICES — 5.57%
Deutsche Börse AG	858,109	82,259,266
Euronext NV	1,743,897	77,004,200
Hong Kong Exchanges & Clearing Ltd.	17,097,400	58,630,111

		290,309,248

ENERGY — 12.01%
ENERGY EQUIPMENT & SERVICES — 2.20%
Schlumberger Ltd.	1,018,400	85,932,592
OIL, GAS & CONSUMABLE FUELS — 9.81%
BP Amoco ADR	1,876,700	132,964,195
Canadian Natural Resources Ltd.	1,494,500	67,583,660
China Petroleum & Chemical Corp.	145,812,000	66,731,460
China Shenhua Energy+	40,000,000	46,925,660
Lukoil Oil Co. Sponsored ADR	1,209,400	69,927,508

		470,065,075

FOOD & STAPLES RETAILING — 6.64%
FOOD & STAPLES RETAILING — 6.64%
Carrefour SA	1,206,200	55,675,804
FamilyMart Co. Ltd.	2,019,100	60,771,711
Tesco plc	14,018,053	76,767,011
Wal-Mart de México	13,113,400	66,528,473

		259,742,999

FOOD BEVERAGE & TOBACCO — 2.13%
FOOD PRODUCTS — 2.13%
Cadbury Schweppes plc	8,247,541	83,473,148

		83,473,148

INSURANCE — 3.93%
INSURANCE — 3.93%
Millea Holdings, Inc.	5,027	80,755,020
Willis Group Holdings Ltd.	1,947,788	73,139,439

		153,894,459

MATERIALS — 2.36%
CHEMICALS — 1.37%
Givaudan AG	83,560	53,740,295

Certified Annual Report	29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

	Shares/ Principal Amount	Value
METALS & MINING — 0.99%
Tokyo Steel Mfg.	2,476,700	$38,584,011

		92,324,306

MEDIA — 6.37%
MEDIA — 6.37%
Promotora de Informaciones SA	2,308,300	44,672,734
Rogers Communications Inc.+	2,238,900	88,248,472
Shaw Communications	2,817,900	58,981,843
Sogecable SA+	1,467,000	57,454,146

		249,357,195

PHARMACEUTICALS & BIOTECHNOLOGY — 12.97%
PHARMACEUTICALS — 12.97%
GlaxoSmithKline plc	3,889,835	99,248,218
Novartis AG ADR	1,168,600	59,598,600
Novo Nordisk A/S	1,499,600	74,385,161
Roche Holdings AG	548,200	76,467,308
Sanofi-Aventis	1,342,600	111,299,852
Teva Pharmaceutical Industries Ltd. ADR	2,593,000	86,658,060

		507,657,199

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.90%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.90%
Samsung Electronics Co. Ltd.	62,300	35,138,993

		35,138,993

SOFTWARE & SERVICES — 2.44%
SOFTWARE — 2.44%
Amdocs Ltd.+	1,684,400	46,708,412
Check Point Software Technologies Ltd.+	2,010,000	48,883,200

		95,591,612

TECHNOLOGY HARDWARE & EQUIPMENT — 4.45%
COMMUNICATIONS EQUIPMENT — 1.57%
Tandberg ASA	4,596,000	61,515,281
COMPUTERS & PERIPHERALS — 1.45%
Logitech International+	1,397,656	56,762,833
OFFICE ELECTRONICS — 1.43%
Canon Inc.	1,036,800	56,097,657

		174,375,771

30	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 8.49%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.65%
Singapore Telecommunications Ltd.	48,964,000	$70,972,815
TDC A/S	1,333,800	71,979,641
WIRELESS TELECOMMUNICATION SERVICES — 4.84%
America Movil S.A. de C.V.	4,073,544	107,215,678
Vodafone Group plc ADR	3,160,900	82,088,573

		332,256,707

TRANSPORTATION — 3.50%
TRANSPORTATION INFRASTRUCTURE — 3.50%
China Merchants Hldgs International Co. Ltd.	27,867,000	62,150,601
Fraport AG	1,443,731	74,908,805

		137,059,406

TOTAL COMMON STOCK (Cost $ 3,241,844,839)		3,843,437,136

OTHER SECURITIES — 0.87%
iShares FTSE/Xinhua China 25 Index Fund+	529,300	33,991,646

TOTAL OTHER SECURITIES (Cost $ 32,527,148)		33,991,646

SHORT TERM INVESTMENTS — 3.24%
American General, 3.77%, 10/3/2005	$29,000,000	28,993,926
American General, 3.77%, 10/4/2005	26,000,000	25,991,831
American General, 3.81%, 10/5/2005	13,000,000	12,994,497
American General, 3.82%, 10/6/2005	33,000,000	32,982,492
Citigroup Funding, Inc., 3.76%, 10/5/2005	15,000,000	14,993,733
Citigroup Funding, Inc., 3.78%, 10/13/2005	11,000,000	10,986,140

TOTAL SHORT TERM INVESTMENTS (Cost $ 126,942,619)		126,942,619

TOTAL INVESTMENTS — 102.30% (COST $ 3,401,314,606)		$4,004,371,401
LIABILITIES NET OF OTHER ASSETS — (2.30)%		(90,198,222)

NET ASSETS — 100.00%		$3,914,173,179

Footnote Legend

See notes to financial statements.

+	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR             American Depository Receipt

Certified Annual Report	31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/05

Pharmaceuticals & Biotechnology	13.0%

Energy	12.0%

Banks	11.8%

Telecommunication Services	8.5%

Diversified Financials	7.4%

Food & Staples Retailing	6.6%

Media	6.4%

Automobiles & Components	6.0%

Technology Hardware & Equipment	4.5%

Insurance	3.9%

Transportation	3.5%

Consumer Durables & Apparel	3.2%

Software & Services	2.4%

Materials	2.4%

Food, Beverage & Tobacco	2.1%

Capital Goods	2.0%

Commercial Services & Supplies	1.6%

Semiconductors & Semiconductor Equip.	0.9%

Other Securities	0.9%

Other Assets & Cash Equivalents	0.9%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/05

United Kingdom	21.2%

Japan	11.7%

Switzerland	8.2%

Germany	7.0%

France	6.2%

South Korea	5.7%

Canada	5.5%

China	5.4%

Mexico	4.4%

Denmark	3.7%

Israel	3.5%

U.S.	3.4%

Spain	2.6%

Brazil	2.0%

India	1.9%

Singapore	1.8%

Russia	1.8%

Norway	1.6%

Hong Kong	1.5%

32	Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Thornburg International Value Fund

To the Trustees and Shareholders of

Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

Certified Annual Report	33

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 90-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05–9/30/05
Class A Shares
Actual	$1,000.00	$1,123.50	$7.73
Hypothetical*	$1,000.00	$1,017.79	$7.34

Class B Shares
Actual	$1,000.00	$1,120.00	$11.90
Hypothetical*	$1,000.00	$1,013.84	$11.30

Class C Shares
Actual	$1,000.00	$1,120.00	$11.39
Hypothetical*	$1,000.00	$1,014.32	$10.83

Class I Shares
Actual	$1,000.00	$1,126.90	$5.28
Hypothetical*	$1,000.00	$1,020.11	$5.01

Class R1 Shares
Actual	$1,000.00	$1,123.90	$7.72
Hypothetical*	$1,000.00	$1,017.80	$7.33

Class R5 Shares
Actual	$1,000.00	$1,126.70	$5.28
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for each class (A: 1.45%; B: 2.24%; C: 2.14%; I: 0.99%; R1: 1.45%; and R5: 0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	Certified Annual Report

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus MSCI EAFE Index (May 28, 1998 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2005 (with sales charge)

	1Yr	5Yrs	Since Inception
A Shares (Incep: 05/28/98)	20.80%	6.93%	10.38%
B Shares (Incep: 4/03/00)	20.59%	6.71%	5.34%
C Shares (Incep: 5/28/98)	24.65%	7.03%	10.12%
R1 Shares (Incep: 7/01/03)	26.54%	—	26.64%
R5 Shares (Incep: 2/01/05)	—	—	14.72%
MSCI EAFE Index (Since: 05/28/98)	25.79%	3.16%	4.25%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class B shares are sold with a contingent deferred sales charge (CDSC) that declines from 5.00% to 0% depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are subject to a 1% CDSC for the first year only. There is no up-front sales charge for Class R1 and R5 shares. Class R1 and R5 shares are available only to certain qualified investors. Class A shares are subject to a 1% 90-day redemption fee.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with gross dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Certified Annual Report	35

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A.Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D.Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

36	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES) (1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Certified Annual Report	37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

38	Certified Annual Report

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2005, the Thornburg International Value Fund designates 100% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

0.11% of the ordinary income distributions paid by the Fund for the year ended September 30, 2005 qualified for the corporate dividends received deduction.

For the year ended September 30, 2004, foreign taxes paid and foreign source income were $1,669,313 and $6,417,510, respectively. Additionally, for the year ended September 30, 2005, foreign taxes paid and foreign source income is $4,032,102 and $36,328,566, respectively.

Please note that the above information is provided to satisfy Internal Revenue Code notification requirements. Foreign tax information will be provided with your 2005 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market

Certified Annual Report	39

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2005 (Unaudited)

conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds and broad based securities indices, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a broad based securities index, measures of relative portfolio risk, and related factors. The Trustees noted in comparing the Fund to other mutual funds and to indices that the value of such comparisons may be limited because the Fund’s investment approach, and the selection of its portfolio securities, are unique or differ in considerable degree from the characteristics of other funds and indices. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments and the Fund’s investment performance. The Trustees also noted in this regard the Fund’s superior investment performance in most periods as compared to broad based securities indices and categories of mutual funds selected by independent mutual fund analyst firms.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the Fund’s management fee and overall expense ratio were lower than the average and median fee rates and expense ratios for a group of international equity mutual funds assembled by an independent mutual fund analyst firm. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund has realized and may reasonably be expected to realize further economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

40	Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

This page is not part of the Annual Report.	41

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42	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	43

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Core Strategies for Building Wealth

Thornburg International Value Fund

I Shares

Informational Brochure and

Annual Report – September 30, 2005

Value knows no boundaries

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg International Value Fund

Value Knows No Boundaries

The Fund seeks long-term capital appreciation by investing in a portfolio of a limited number of holdings selected on a value basis using fundamental research. As a secondary consideration, the Fund also seeks some current income.

The portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when, in our opinion, these issues are value priced.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail.

Sign up at
www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 9, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds have ranked well within their respective categories.

The Thornburg equity funds employ a comprehensive approach which is more inclusive than the traditional deep value or high growth approach to stock selection. Within the Thornburg Value Fund and the Thornburg International Value Fund, the portfolios’ securities are classified into three baskets: basic value stocks, stocks of companies with consistent earnings, and stocks of emerging franchises. Thornburg Core Growth Fund’s holdings are classified into similar baskets: growth industry leaders, consistent growth companies, and emerging growth companies. After being identified through bottom-up screening from a worldwide universe, all stocks are subject to a rigorous selection process that must satisfy the Thornburg investment team’s two fundamental criteria: in the opinion of the portfolio manager, the companies must be selling at attractive discounts to intrinsic value and have compelling prospects for long-term growth. You can read much more about the stocks in your Fund’s portfolio at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short- and intermediate-bond maturities seeking to provide both an attractive return and relative stability of principal.

Recently, there has been a lot of news about improper behavior by some mutual fund companies. Many of the proposed new rules in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of those new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimal amount. After all, we are shareholders too! Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg
Chairman & CEO

This page is not part of the Annual Report.	3

Important Information

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Risks may be associated with investments in emerging markets including illiquidity and volatility. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any government agency. Minimum investments for Class I shares are higher than those for other classes.

Morningstar Award

Established in 1988, the Morningstar Fund Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus. To qualify for the award, managers must have not only a great year, but also must have a record of delivering outstanding long-term performance and of aligning their interests with shareholders’. The Fund Manager of the Year Award winners are chosen based upon Morningstar’s proprietary research and in-depth evaluation by its senior analysts.

Glossary

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) – The MSCI EAFE is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with gross dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Beta – A measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg International Value Fund

Value Knows No Boundaries

Investing is an art. It is also a science. It requires vision and precision – the vision to recognize opportunity and the precision to use that opportunity to achieve a specific goal.

The greatest success comes to those who strike a balance between the two.

Thornburg International Value Fund strikes such a balance.

The Fund seeks to find bargains in overseas markets. It differs from other international equity funds in two key ways. First, it focuses on a limited number of stocks; and second, it takes a more comprehensive approach to value investing. This unique strategy has provided shareholders with positive returns since the Fund’s inception in 1998, and earned portfolio manager Bill Fries the distinction of Morningstar’s 2003 International Fund Manager of the Year.

Fries’ unassuming and quiet demeanor belies his fierce determination to recognize value and harness it for his shareholders. He brings more than thirty years of investment experience to the process. He also brings a commitment to fundamental, hands-on research. He and his team of associate portfolio managers are dedicated to a collaborative approach in identifying and analyzing investment ideas. They scour the globe to find the world’s most promising companies. The investment committee is, in Fries’ words, “in continuous session.” Everybody’s idea is important. “Combining promise and discount valuation” is the team’s mantra.

In managing the Thornburg International Value Fund, Fries takes a conservative, bottom-up approach to stock selection. The Fund is not predisposed to a geographical region or industry. And, it recognizes no “false gods.” Fries and his associates use a combination of traditional value screens, financial analysis, collaborative research, and on-site company visits to gauge the intrinsic value of a company and to estimate its potential for significant future earnings growth. Their current goal is to maintain a portfolio of 45–60 companies diversified by sector, country, region, and economic sensitivity, with no one industry accounting for more than 25% of the Fund’s portfolio, and no one stock comprising more than 5.0%.

Because of the limited number of stocks in the portfolio, every holding counts. Once a company has survived the team’s initial screens, the managers then expand their analysis of what is behind its revenue and cash-generating model. And they take the time to get to know the company, its people and its corporate culture. At the time of purchase, the managers set 12–18 month price targets for each stock. They review those targets as the fundamentals of the stocks change during the course of ownership.

The bottom line? By engendering a wide-open, collegial environment, Fries ensures that information flows freely and that the Fund benefits from the best of the team’s thinking. And because the Fund’s advisor, Thornburg Investment Management®, is located in Santa Fe, New Mexico, the portfolio team avoids the tendency to be trapped by Wall Street’s “pack” instinct. While they have access to the best of Wall Street’s analysis, they are not ruled by it. Their distance from the herd serves to fortify independent and objective thinking.

Foreign markets now account for 49% of world market capitalization. These markets do not all move in sync. When one is up, often another is down. Losses in one may be offset by gains in another. Limiting the number of companies in the portfolio and employing a rigorous sell discipline has enabled the Thornburg team to strike a balance between risk and reward and allow shareholders in Thornburg International Value Fund to enjoy reasonable rates of growth and still sleep at night.

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Portfolio Overview

Thornburg International Value Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com. There is no up-front sales charge for Class I shares. I shares are subject to a 1% 90-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Wendy Trevisani, Bill Fries, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Thomas Garcia, Ed Maran, Lei Wang, Lewis Kaufman, and Vin Walden.

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E*	18.9	x
Portfolio Price to Cash Flow*	13.9
Portfolio Price to Book Value*	2.5
Median Market Cap*	$16.66	B
3-Year Beta (Thornburg vs. MSCI EAFE)**	0.96
Holdings	58
Emerging Markets Exposure	24.6%

*	Source: Thomson Portfolio Analytics

**	Source: Morningstar Principia Pro

During the fiscal twelve-month period ended September 30, 2005, the Class I shares of the Thornburg International Value Fund posted a positive return of 27.15% compared to 25.79% for the MSCI EAFE Index. During the period, individual stock selection had the largest positive impact on the performance of the portfolio.

The Fund found the most success in financial, telecommunication services, and information technology stocks. This differed from the benchmark where the telecommunication services and information technology sectors were the two worst performing sectors in the index. Both sectors were positive contributors to performance for the International Value Fund where the focus of the research team is on the merit of the individual companies.

Exposure to financial stocks consistently represented the largest sector weighting in the Fund during the fiscal year and provided the greatest amount of relative and absolute positive performance. Strong performance was contributed by a diverse group of individual holdings including South Korean banks Kookmin Bank and Shinhan Financial Group Co. Ltd. Deutsche Börse AG and Euronext NV, which operate European financial exchanges, both posted positive returns as their businesses continued to flourish. Bank holdings in the United Kingdom, Japan, and India also contributed to the positive performance of the Fund.

Telecommunication services holdings were a good example of stock selection driving portfolio performance. In general, performance of the sector was lackluster, but the stocks held in the Fund performed very well. America Movil S.A. de C.V. was the biggest standout. America Movil is a cellular provider in Mexico and has been able to capitalize on rapidly increasing mobile phone penetration in that country.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2005

	3Q ‘05	1 Yr	3 Yrs	Since Inception
I Shares (Incep: 3/30/01)	10.87%	27.15%	25.25%	11.30%
MSCI EAFE Index (Since: 3/30/01)	10.38%	25.79%	24.61%	7.60%

*	Periods under one year are not annualized.

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Within the information technology sector, a broad range of stocks contributed to positive performance. Amdocs Ltd., a customer care and billing company serving the telecommunications industry, performed well. Samsung Electronics Co. Ltd. also provided positive performance to the Fund during the year.

Energy stocks provided a positive boost to the portfolio. The most significant holdings were Petroleo Brasileiro of Brazil and Lukoil Oil Company of Russia. Energy stocks represented a source of both relative and absolute outperformance during the year.

The most significant drag on the portfolio came from the materials and utilities sectors. The Fund had very little exposure to stocks in these sectors, which were strong performing components of the index. Health care stocks were also an area of weakness. The most notable negative contributor was Novo Nordisk A/S, a specialty pharmaceutical company focusing on the treatment of diabetes.

The process and philosophy of the Fund remains unchanged. The Fund is concentrated and diversified with 58 holdings and exposure to 19 countries and 19 industries. Market cap exposure is spread across small, mid, and large cap stocks with a bias towards large cap (stocks with market caps above $8 billion). Emerging market exposure is currently 24.6%. We will continue to maintain a diversified portfolio of stocks we identify through our bottom-up research process. Our goal remains to provide competitive long-term returns to our shareholders.

PERFORMANCE IMPACT FOR YEAR ENDED 9/30/05

Top Contributors	Top Detractors

America Movil S.A. de C.V. ADR	Kingfisher plc

Deutsche Börse AG	Novo Nordisk A/S

Rogers Communications Inc.	Singapore Telecommunications Ltd.

Petroleo Brasileiro S.A. ADR	Carrefour SA

Euronext NV	Puma AG

Source: Thomson Portfolio Analytics

TOP TEN EQUITY HOLDINGS
As of 9/30/05

BP Amoco ADR	3.4%
Sanofi-Aventis	2.8%
America Movil S.A. de C.V. ADR	2.7%
GlaxoSmithKline plc	2.5%
Rogers Communications Inc.	2.3%
Teva Pharmaceutical Industries Ltd. ADR	2.2%
Schlumberger Ltd.	2.2%
Cadbury Schweppes plc	2.1%
Deutsche Börse AG	2.1%
Vodafone Group plc ADR	2.1%

TOP TEN COUNTRIES
As of 9/30/05

United Kingdom	21.2%
Japan	11.7%
Switzerland	8.2%
Germany	7.0%
France	6.2%
South Korea	5.7%
Canada	5.5%
China	5.4%
Mexico	4.4%
Denmark	3.7%

TOP TEN INDUSTRIES
As of 9/30/05

Pharmaceuticals & Biotechnology	13.0%
Energy	12.0%
Banks	11.8%
Telecommunication Services	8.5%
Diversified Financials	7.4%
Food & Staples Retailing	6.6%
Media	6.4%
Automobiles & Components	6.0%
Tech. Hardware & Equipment	4.5%
Insurance	3.9%

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Thornburg International Value Fund

I Shares – September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report	9

Letter to Shareholders

William V. Fries, CFA

Portfolio Manager

October 17, 2005

Dear Fellow Shareholder:

The fiscal year ended September 30 was a good year for our Fund. The net asset value of Class I shares on September 30, 2005 was $23.19. One year ago on September 30, 2004, the net asset value was $18.48. Total return of the Fund for the period was 27.15% compared with 25.79% for the MSCI EAFE benchmark index. Generally speaking, international markets performed well during the fiscal year with particular strength in telecommunications, banking, securities exchanges, and energy. Our best performing telecom-related stocks were based in our North American neighbors Mexico and Canada. Banking strength was in Korea and Japan, and the security exchanges in Europe were standout performers. Energy holdings performance came mostly from integrated companies with resources as geographically diverse as Brazil, China, Russia, and the United States. Technology-related holdings also contributed to performance, including recent addition Logitech International. For details on performance by share class, please refer to the performance summary on page 30.

Interest in investing internationally continues to grow. This, in part, reflects the dollar’s retreat from an esteemed status over the past couple of years, but it also reflects increased recognition that some individual stock opportunities in a global economy may be new and different from those of the past. Diversification of dollar-based assets may be a rational reason to invest overseas and was a prime motivation in 2004. It is not the only reason. I believe a look at our portfolio holdings supports this assertion. A number of our holdings are truly distinct companies with no U.S. equivalent. For example, our airport holding Fraport AG and port holding China Merchants Holdings International Co. Ltd., would be equivalent to owning shares in Chicago’s O’Hare International Airport and California’s Port of Long Beach, neither of which is likely to be offered anytime soon. In the pharmaceutical area, the European-based companies are doing better than their U.S. counterparts. Each of our health care holdings has a unique set of products, distribution, and potentially productive research. The distinct positive of Roche Holdings AG’s affiliation with Genentech is a compelling example of a unique and productive arrangement. Competitive leadership in industries that are global is another attractive attribute of a few of our holdings; Toyota Motor Corp. and Schlumberger Ltd. are illustrative. Both are market share-gainers currently, and are likely to remain so.

The opportunity in emerging markets is worthy of comment. Economic growth in the Far East outside Japan continues at a pace not possible in more developed markets. It appears sustainable, barring a dramatic downturn in developed economies. Companies that support and serve this growth, especially where businesses are positioned as local leaders, will likely benefit from home market development. Our Korean banks, Kookmin Bank and Shinhan Financial Group Co., as well as Chinese coal company Shenhua Energy and Indian motorcycle company Hero Honda Motors Ltd. are each good examples of premiere local companies with essential or desirable products and services. Our web site has descriptive summaries of these and our other holdings as well as links to company web sites at www.thornburg.com/funds. A visit to this web site might help you understand our enthusiasm for the Thornburg International Value Fund.

It might be considered overly optimistic to assume that the performance of the last twelve months in overseas markets will be repeated in the year ahead. Yet markets remain buoyant, even with slow economies in Western Europe and the United Kingdom. There are reasons to remain constructive. Strength in the dollar this year has eased the European worry about their export economy, while high energy prices remain a concern for U.S. consumers. In Europe, where energy is heavily taxed already, consumer spending is less likely to be affected. A healthy Japanese economy for the first time in years and continued improvement in living standards in emerging markets are also supportive of global equity markets. It may seem a stretch at this time, but consider market

10	Certified Annual Report

psychology if oil prices peak sometime soon, violence in Iraq diminishes, the Chinese let their currency float higher, the U.S. economy stays healthy, and global inflation is contained. Granted, all of this together is unlikely, but in an environment of rising corporate earnings and reasonable valuation, any of these developments would support equity markets. Even in a challenging market environment, there will be companies that succeed and stocks that represent good values. We will remain focused on companies we believe have the promise and valuation to provide an opportunity for capital appreciation.

We thank you for your past trust and confidence. We will continue to work toward sustaining both in the future.

Sincerely,

William V. Fries, CFA
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg International Value Fund	September 30, 2005

ASSETS
Investments at value (cost $3,401,314,606)	$4,004,371,401
Cash	6,002,551
Receivable for investments sold	15,653,109
Receivable for fund shares sold	42,855,427
Unrealized gain on forward exchange contracts (Note 7)	12,079,515
Dividends receivable	11,360,072
Prepaid expenses and other assets	58,165

Total Assets	4,092,380,240

LIABILITIES
Payable for securities purchased	126,747,229
Payable for fund shares redeemed	6,857,669
Unrealized loss on forward exchange contracts (Note 7)	33,051,583
Payable to investment advisor and other affiliates (Note 3)	3,557,098
Deferred tax payable	749,810
Accounts payable and accrued expenses	1,410,243
Dividends payable	5,833,429

Total Liabilities	178,207,061

NET ASSETS	$3,914,173,179

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(1,940,997)
Net unrealized appreciation on investments	581,099,906
Accumulated net realized gain (loss)	95,139,946
Net capital paid in on shares of beneficial interest	3,239,874,324

$3,914,173,179

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg International Value Fund	September 30, 2005

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($2,205,924,392 applicable to 96,730,208 shares of beneficial interest outstanding - Note 4)	$22.80
Maximum sales charge, 4.50% of offering price	1.07

Maximum offering price per share	$23.87

Class B Shares:
Net asset value and offering price per share * ($47,305,854 applicable to 2,168,349 shares of beneficial interest outstanding - Note 4)	$21.82

Class C Shares:
Net asset value and offering price per share * ($635,832,781 applicable to 29,050,420 shares of beneficial interest outstanding - Note 4)	$21.89

Class I Shares:
Net asset value, offering and redemption price per share ($892,216,330 applicable to 38,474,708 shares of beneficial interest outstanding - Note 4)	$23.19

Class R1 Shares:
Net asset value, offering and redemption price per share ($118,436,032 applicable to 5,175,383 shares of beneficial interest outstanding - Note 4)	$22.88

Class R5 Shares:
Net asset value, offering and redemption price per share ($14,457,790 applicable to 623,657 shares of beneficial interest outstanding - Note 4)	$23.18

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg International Value Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $4,116,928)	$57,019,613
Interest income	3,394,474

Total Income	60,414,087

EXPENSES:
Investment advisory fees (Note 3)	20,117,121
Administration fees (Note 3)
Class A Shares	1,930,603
Class B Shares	43,024
Class C Shares	530,513
Class I Shares	276,894
Class R1 Shares	68,997
Class R5 Shares	895
Distribution and service fees (Note 3)
Class A Shares	3,872,178
Class B Shares	344,884
Class C Shares	4,254,766
Class R1 Shares	277,203
Transfer agent fees
Class A Shares	2,663,010
Class B Shares	68,557
Class C Shares	563,265
Class I Shares	361,300
Class R1 Shares	96,115
Class R5 Shares	7,302
Registration and filing fees
Class A Shares	123,286
Class B Shares	19,571
Class C Shares	45,916
Class I Shares	109,686
Class R1 Shares	21,233
Class R5 Shares	14,337
Custodian fees (Note 3)	1,858,551
Professional fees	141,160
Accounting fees	210,470
Trustee fees	57,760
Other expenses	774,271

Total Expenses	38,852,868
Less:
Expenses reimbursed by Investment Advisor (Note 3)	(325,980)
Fees paid indirectly (Note 3)	(72,001)

Net Expenses	38,454,887

Net Investment Income	$21,959,200

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg International Value Fund	Year Ended September 30, 2005

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$83,008,194
Foreign currency transactions	12,552,565

95,560,759

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $254,092)	509,336,265
Foreign currency translation	(17,929,681)

491,406,584

Net Realized and Unrealized Gain	586,967,343

Net Increase in Net Assets Resulting From Operations	$608,926,543

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg International Value Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$21,959,200	$6,816,361
Net realized gain on investments and foreign currency transactions	95,560,759	21,723,437
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	491,406,584	61,424,573

Net Increase in Net Assets Resulting from Operations	608,926,543	89,964,371

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(15,978,639)	0
Class B Shares	(42,865)	0
Class C Shares	(1,295,932)	0
Class I Shares	(9,263,083)	0
Class R1 Shares	(831,509)	0
Class R5 Shares	(63,095)	0

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	914,862,678	797,028,763
Class B Shares	17,432,995	14,140,582
Class C Shares	296,865,675	172,158,420
Class I Shares	475,565,309	242,069,929
Class R1 Shares	94,648,632	10,904,969
Class R5 Shares	13,789,338	0

Net Increase in Net Assets	2,394,616,047	1,326,267,034

NET ASSETS:
Beginning of year	1,519,557,132	193,290,098

End of year	$3,914,173,179	$1,519,557,132

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg International Value Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg International Value Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Core Growth Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in both foreign and domestic equity securities selected on a value basis.

The Fund currently offers six classes of shares of beneficial interest, Class A, Class B, Class C, Institutional Class (Class I), and Retirement Class (Class R1 and Class R5) shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class B shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption and bear both a service fee and distribution fee, (iii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear a service fee and a distribution fee, (iv) Class I shares are sold at net asset value without a sales charge at the time of purchase, (v) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, (vi) Class R5 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses. Class B shares of the Fund outstanding for eight years will convert to Class A shares of the Fund.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining the net asset value of investments, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and/or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and, therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size.

The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees of $4,496 for Class B shares, $154,331 for Class I shares, $146,888 for Class R1 shares, and $20,265 for Class R5 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $355,292 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $67,027 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class B, Class C, and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class B, Class C, and Class R1 shares of the Fund at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class B, Class C, and Class R1 shares. Total fees incurred by the Distributor for each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 2005, are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $72,001.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

18	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Sale of Class R5 shares commenced February 1, 2005. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	60,454,538	$1,242,916,897	51,167,423	$894,268,597
Shares issued to shareholders in reinvestment of dividends	516,124	11,403,851	—	—
Shares repurchased**	(16,431,651)	(339,458,070)	(5,531,059)	(97,239,834)

Net Increase (Decrease)	44,539,011	$914,862,678	45,636,364	$797,028,763

**     The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and year ended September 30, 2004, $94,738 and $51,074, respectively, were netted in the amount reported for shares repurchased.

Class B Shares
Shares sold	984,619	$19,222,274	897,624	$15,193,868
Shares issued to shareholders in reinvestment of dividends	1,513	33,010	—	—
Shares repurchased	(92,953)	(1,822,289)	(62,324)	(1,053,286)

Net Increase (Decrease)	893,179	$17,432,995	835,300	$14,140,582

Class C Shares
Shares sold	16,705,254	$329,116,035	10,858,583	$184,217,626
Shares issued to shareholders in reinvestment of dividends	34,263	741,499	—	—
Shares repurchased	(1,663,255)	(32,991,859)	(716,792)	(12,059,206)

Net Increase (Decrease)	15,076,262	$296,865,675	10,141,791	$172,158,420

Class I Shares
Shares sold	25,541,204	$537,358,303	14,591,120	$258,463,205
Shares issued to shareholders in reinvestment of dividends	305,722	6,870,416	—	—
Shares repurchased**	(3,256,726)	(68,663,410)	(921,861)	(16,393,276)

Net Increase (Decrease)	22,590,200	$475,565,309	13,669,259	$242,069,929

**     The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and year ended September 30, 2004, $28,336 and $18,249, respectively, were netted in the amount reported for shares repurchased.

Certified Annual Report	19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

	Year Ended September 30, 2005		Year Ended September 30, 2004
Class R1 Shares
Shares sold	5,096,497	$105,840,553	686,300	$12,209,648
Shares issued to shareholders in reinvestment of dividends	24,709	559,227	—	—
Shares repurchased	(558,900)	(11,751,148)	(73,228)	(1,304,679)

Net Increase (Decrease)	4,562,306	$94,648,632	613,072	$10,904,969

Class R5 Shares*
Shares sold	620,945	$13,726,467	—	$—
Shares issued to shareholders in reinvestment of dividends	2,722	63,095	—	—
Shares repurchased	(10)	(224)	—	—

Net Increase (Decrease)	623,657	$13,789,338	—	$—

*	Effective date of Class R5 shares was February 1, 2005.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $2,725,185,254 and $854,633,399, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$3,413,834,078

Gross unrealized appreciation on a tax basis	$623,983,770
Gross unrealized depreciation on a tax basis	(33,446,447)

Net unrealized appreciation (depreciation) on investments (tax basis)	$590,537,323

Distributable earnings - ordinary income	$28,534,716
Distributable Capital Gains	$59,147,989

The Fund utilized $7,110,004 of its capital loss carry forward during the year ended September 30, 2005.

At September 30, 2005, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2004 of $1,612,785. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income (loss) by $2,842,585 and increased accumulated net realized gain by $2,842,585. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency losses and realized foreign capital gains taxes.

The tax character of distributions paid by the Fund for the year ended September 30, 2005 was $27,475,123 from the distribution of ordinary income.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2005, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

20	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

CONTRACTS TO SELL:
Contracts		Contract Value Date	Market Value
155,000,000	Euro Dollar for 187,709,650 USD	January 10, 2006	$(195,172)
85,000,000	Euro Dollar for 102,450,500 USD	January 11, 2006	(600,163)
120,000,000	Greater British Pound for 208,344,000 USD	January 10, 2006	(3,748,098)
85,000,000	Greater British Pound for 147,738,500 USD	January 11, 2006	(2,493,429)
1,400,000,000	Indian Rupee for 31,638,418 USD	October 07, 2005	(198,553)
3,300,000,000	Indian Rupee for 74,024,226 USD	April 04, 2006	(749,373)
450,000,000	Mexican Peso for 38,818,201 USD	October 07, 2005	(2,833,474)
680,000,000	Mexican Peso for 60,687,193 USD	December 14, 2005	(1,614,282)
70,000,000	Mexican Peso for 6,252,791 USD	January 11, 2006	(137,951)

Unrealized loss from forward Sell contracts:			(12,570,495)

147,500,000	Swiss Franc for 118,874,919 USD	February 10, 2006	3,041,630
58,500,000	Euro Dollar for 76,289,850 USD	October 05, 2005	5,733,753
98,600,000	Euro Dollar for 122,212,728 USD	December 02, 2005	2,938,345
390,000,000	Mexican Peso for 35,691,407 USD	February 10, 2006	219,161
710,000,000	Mexican Peso for 64,247,579 USD	April 04, 2006	91,721

Unrealized gain from forward Sell contracts:			12,024,610

Net unrealized gain (loss) from forward Sell contracts:			$(545,885)

CONTRACTS TO BUY:

Contracts		Contract Value Date	Market Value
147,500,000	Swiss Franc for 120,750,207 USD	February 10, 2006	$(4,916,917)
58,500,000	Euro Dollar for 72,978,165 USD	October 05, 2005	(2,422,068)
98,600,000	Euro Dollar for 123,336,768 USD	December 02, 2005	(4,062,385)
120,000,000	Greater British Pound for 221,089,200 USD	January 10, 2006	(8,997,102)
450,000,000	Mexican Peso for 41,734,292 USD	October 07, 2005	(82,616)

Unrealized loss from forward Buy contracts:			(20,481,088)

1,400,000,000	Indian Rupee for 31,782,066 USD	October 07, 2005	54,905

Unrealized gain from forward Buy contracts:			54,905

Net unrealized gain (loss) from forward Buy contracts:			$(20,426,183)

Net unrealized gain (loss) from forward Exchange contracts:			$(20,972,068)

Certified Annual Report	21

FINANCIAL HIGHLIGHTS

    Thornburg International Value Fund

	Year Ended September 30,				Period Ended Sept. 30,
	2005	2004	2003	2002	2001(b)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$18.48	$15.13	$11.96	$12.40	$14.63

Income from investment operations:
Net investment income (loss)	0.28	0.24	0.14	0.10	0.11
Net realized and unrealized gain (loss) on investments	4.72	3.11	3.03	(0.54)	(2.21)

Total from investment operations	5.00	3.35	3.17	(0.44)	(2.10)

Less dividends from:
Net investment income	(0.29)	—	—	—	(0.08)
Return of capital	—	—	—	—	(0.05)

Total dividends	(0.29)	—	—	—	(0.13)

Change in net asset value	4.71	3.35	3.17	(0.44)	(2.23)

NET ASSET VALUE, end of period	$23.19	$18.48	$15.13	$11.96	$12.40

RATIOS/SUPPLEMENTAL DATA

Total return(c)	27.15%	22.14%	26.51%	(3.55)%	(14.50)%
Ratios to average net assets:
Net investment income (loss)	1.32%	1.35%	1.07%	0.71%	1.57	%(a)
Expenses, after expense reductions	0.99%	0.99%	0.99%	0.99%	0.97	%(a)
Expenses, after expense reductions and net of custody credits	0.99%	0.99%	0.99%	0.99%	—
Expenses, before expense reductions	1.02%	1.11%	1.25%	1.28%	1.38	%(a)
Portfolio turnover rate	34.17%	35.84%	58.35%	28.39%	61.05%
Net assets at end of period (000)	$892,216	$293,583	$33,511	$19,187	$11,249

(a)	Annualized.

(b)	Effective date of Class I Shares was March 30, 2001.

(c)	Not annualized for periods less than one year.

+	Based on weighted average shares outstanding.

22	Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg International Value Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-657, CLASS B - 885-215-616, CLASS C - 885-215-640, CLASS I - 885-215-566, CLASS R1 - 885-215-525, CLASS R5 - 885-215-368

NASDAQ SYMBOLS: CLASS A - TGVAX, CLASS B - THGBX, CLASS C - THGCX, CLASS I - TGVIX, CLASS R1 - TGVRX, CLASS R5 - TIVRX

	Shares/ Principal Amount	Value
COMMON STOCK — 98.19%
AUTOMOBILES & COMPONENTS — 6.00%
AUTOMOBILES — 6.00%
Bayerische Motoren Werke AG	1,134,276	$53,422,748
Hero Honda Motors Ltd.	2,311,127	39,005,032
Hyundai Motor Co.	788,900	61,674,197
Toyota Motor Corp.	1,762,600	80,899,598

		235,001,575

BANKS — 11.78%
COMMERCIAL BANKS — 11.78%
Bank of Fukuoka Ltd.	8,584,300	61,979,411
Bank of Yokohama	2,050,700	15,656,962
Barclays plc	7,884,400	79,937,314
ICICI Bank Ltd.	832,737	11,371,174
ICICI Bank Ltd. Sponsored ADR	905,000	25,566,250
Kookmin Bank	1,090,800	64,349,352
Lloyds TSB Group plc	9,097,700	75,175,231
Royal Bank of Scotland Group plc	2,356,100	67,077,372
Shinhan Financial Group Co.	1,721,200	59,932,432

		461,045,498

CAPITAL GOODS — 1.96%
AEROSPACE & DEFENSE — 1.96%
Embraer Brasileira de Aeronaut ADR	1,992,128	76,896,141

		76,896,141

COMMERCIAL SERVICES & SUPPLIES — 1.63%
COMMERCIAL SERVICES & SUPPLIES — 1.63%
Secom Co.	1,320,600	63,643,373

		63,643,373

CONSUMER DURABLES & APPAREL — 3.21%
TEXTILES, APPAREL & LUXURY GOODS — 3.21%
Adidas-Salomon AG	371,821	64,821,247
Burberry Group plc	7,951,946	60,783,184

		125,604,431

Certified Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIALS — 7.42%
CAPITAL MARKETS — 1.85%
UBS AG	848,580	$72,415,671
DIVERSIFIED FINANCIAL SERVICES — 5.57%
Deutsche Börse AG	858,109	82,259,266
Euronext NV	1,743,897	77,004,200
Hong Kong Exchanges & Clearing Ltd.	17,097,400	58,630,111

		290,309,248

ENERGY — 12.01%
ENERGY EQUIPMENT & SERVICES — 2.20%
Schlumberger Ltd.	1,018,400	85,932,592
OIL, GAS & CONSUMABLE FUELS — 9.81%
BP Amoco ADR	1,876,700	132,964,195
Canadian Natural Resources Ltd.	1,494,500	67,583,660
China Petroleum & Chemical Corp.	145,812,000	66,731,460
China Shenhua Energy+	40,000,000	46,925,660
Lukoil Oil Co. Sponsored ADR	1,209,400	69,927,508

		470,065,075

FOOD & STAPLES RETAILING — 6.64%
FOOD & STAPLES RETAILING — 6.64%
Carrefour SA	1,206,200	55,675,804
FamilyMart Co. Ltd.	2,019,100	60,771,711
Tesco plc	14,018,053	76,767,011
Wal-Mart de México	13,113,400	66,528,473

		259,742,999

FOOD BEVERAGE & TOBACCO — 2.13%
FOOD PRODUCTS — 2.13%
Cadbury Schweppes plc	8,247,541	83,473,148

		83,473,148

INSURANCE — 3.93%
INSURANCE — 3.93%
Millea Holdings, Inc.	5,027	80,755,020
Willis Group Holdings Ltd.	1,947,788	73,139,439

		153,894,459

MATERIALS — 2.36%
CHEMICALS — 1.37%
Givaudan AG	83,560	53,740,295

24	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

	Shares/ Principal Amount	Value
METALS & MINING — 0.99%
Tokyo Steel Mfg.	2,476,700	$38,584,011

		92,324,306

MEDIA — 6.37%
MEDIA — 6.37%
Promotora de Informaciones SA	2,308,300	44,672,734
Rogers Communications Inc.+	2,238,900	88,248,472
Shaw Communications	2,817,900	58,981,843
Sogecable SA+	1,467,000	57,454,146

		249,357,195

PHARMACEUTICALS & BIOTECHNOLOGY — 12.97%
PHARMACEUTICALS — 12.97%
GlaxoSmithKline plc	3,889,835	99,248,218
Novartis AG ADR	1,168,600	59,598,600
Novo Nordisk A/S	1,499,600	74,385,161
Roche Holdings AG	548,200	76,467,308
Sanofi-Aventis	1,342,600	111,299,852
Teva Pharmaceutical Industries Ltd. ADR	2,593,000	86,658,060

		507,657,199

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.90%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.90%
Samsung Electronics Co. Ltd.	62,300	35,138,993

		35,138,993

SOFTWARE & SERVICES — 2.44%
SOFTWARE — 2.44%
Amdocs Ltd.+	1,684,400	46,708,412
Check Point Software Technologies Ltd.+	2,010,000	48,883,200

		95,591,612

TECHNOLOGY HARDWARE & EQUIPMENT — 4.45%
COMMUNICATIONS EQUIPMENT — 1.57%
Tandberg ASA	4,596,000	61,515,281
COMPUTERS & PERIPHERALS — 1.45%
Logitech International+	1,397,656	56,762,833
OFFICE ELECTRONICS — 1.43%
Canon Inc.	1,036,800	56,097,657

		174,375,771

Certified Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

	Shares/ Principal Amount	Value
TELECOMMUNICATION SERVICES — 8.49%
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.65%
Singapore Telecommunications Ltd.	48,964,000	$70,972,815
TDC A/S	1,333,800	71,979,641
WIRELESS TELECOMMUNICATION SERVICES — 4.84%
America Movil S.A. de C.V.	4,073,544	107,215,678
Vodafone Group plc ADR	3,160,900	82,088,573

		332,256,707

TRANSPORTATION — 3.50%
TRANSPORTATION INFRASTRUCTURE — 3.50%
China Merchants Hldgs International Co. Ltd.	27,867,000	62,150,601
Fraport AG	1,443,731	74,908,805

		137,059,406

TOTAL COMMON STOCK (Cost $3,241,844,839)		3,843,437,136

OTHER SECURITIES — 0.87%
iShares FTSE/Xinhua China 25 Index Fund+	529,300	33,991,646

TOTAL OTHER SECURITIES (Cost $ 32,527,148)		33,991,646

SHORT TERM INVESTMENTS — 3.24%
American General, 3.77%, 10/3/2005	$29,000,000	28,993,926
American General, 3.77%, 10/4/2005	26,000,000	25,991,831
American General, 3.81%, 10/5/2005	13,000,000	12,994,497
American General, 3.82%, 10/6/2005	33,000,000	32,982,492
Citigroup Funding, Inc., 3.76%, 10/5/2005	15,000,000	14,993,733
Citigroup Funding, Inc., 3.78%, 10/13/2005	11,000,000	10,986,140

TOTAL SHORT TERM INVESTMENTS (Cost $126,942,619)		126,942,619

TOTAL INVESTMENTS — 102.30% (COST $3,401,314,606)		$4,004,371,401
LIABILITIES NET OF OTHER ASSETS — (2.30)%		(90,198,222)

NET ASSETS — 100.00%		$3,914,173,179

Footnote Legend

See notes to financial statements.

+	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR	American Depository Receipt

26	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg International Value Fund	September 30, 2005

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/05

Pharmaceuticals & Biotechnology	13.0%
Energy	12.0%
Banks	11.8%
Telecommunication Services	8.5%
Diversified Financials	7.4%
Food & Staples Retailing	6.6%
Media	6.4%
Automobiles & Components	6.0%
Technology Hardware & Equipment	4.5%
Insurance	3.9%
Transportation	3.5%
Consumer Durables & Apparel	3.2%
Software & Services	2.4%
Materials	2.4%
Food, Beverage & Tobacco	2.1%
Capital Goods	2.0%
Commercial Services & Supplies	1.6%
Semiconductors & Semiconductor Equip.	0.9%
Other Securities	0.9%
Other Assets & Cash Equivalents	0.9%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/05

United Kingdom	21.2%
Japan	11.7%
Switzerland	8.2%
Germany	7.0%
France	6.2%
South Korea	5.7%
Canada	5.5%
China	5.4%
Mexico	4.4%
Denmark	3.7%
Israel	3.5%
U.S.	3.4%
Spain	2.6%
Brazil	2.0%
India	1.9%
Singapore	1.8%
Russia	1.8%
Norway	1.6%
Hong Kong	1.5%

Certified Annual Report	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg International Value Fund

To the Trustees and Class I Shareholders of

Thornburg International Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg International Value Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

28	Certified Annual Report

EXPENSE EXAMPLE

Thornburg International Value Fund	September 30, 2005	(Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 90-day redemption fee on Class I shares; and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05–9/30/05
Class I Shares
Actual	$1,000.00	$1,126.90	$5.28
Hypothetical*	$1,000.00	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Certified Annual Report	29

INDEX COMPARISON

Thornburg International Value Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg International Value Fund versus MSCI EAFE Index (March 30, 2001 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2005

	1 Yr	3 Yrs	Since Inception
I Shares (Incep: 03/30/01)	27.15%	25.25%	11.30%
MSCI EAFE Index (Since: 03/30/01)	25.79%	24.61%	7.60%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 90-day redemption fee.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis. The index is calculated with gross dividends reinvested in U.S. dollars. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

30	Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg International Value Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A. Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D.Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks,Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

Certified Annual Report	31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

32	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg International Value Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds.Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report	33

OTHER INFORMATION

Thornburg International Value Fund	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the tax year ended September 30, 2005, the Thornburg International Value Fund designates 100% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

0.11% of the ordinary income distributions paid by the Fund for the year ended September 30, 2005 qualified for the corporate dividends received deduction.

For the year ended September 30, 2004, foreign taxes paid and foreign source income were $1,669,313 and $6,417,510, respectively. Additionally, for the year ended September 30, 2005, foreign taxes paid and foreign source income is $4,032,102 and $36,328,566, respectively.

Please note that the above information is provided to satisfy Internal Revenue Code notification requirements. Foreign tax information will be provided with your 2005 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg International Value Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market

34	Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg International Value Fund	September 30, 2005

conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds and broad based securities indices, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a broad based securities index, measures of relative portfolio risk, and related factors. The Trustees noted in comparing the Fund to other mutual funds and to indices that the value of such comparisons may be limited because the Fund’s investment approach, and the selection of its portfolio securities, are unique or differ in considerable degree from the characteristics of other funds and indices. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments and the Fund’s investment performance. The Trustees also noted in this regard the Fund’s superior investment performance in most periods as compared to broad based securities indices and categories of mutual funds selected by independent mutual fund analyst firms.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the Fund’s management fee and overall expense ratio were lower than the average and median fee rates and expense ratios for a group of international equity mutual funds assembled by an independent mutual fund analyst firm. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other Funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund has realized and may reasonably be expected to realize further economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report	35

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

36	This page is not part of the Annual Report.

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38	This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	39

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Core Strategies for Building Wealth

Thornburg Core Growth Fund

Informational Brochure and

Annual Report – September 30, 2005

Overall Morningstar Rating™

Overall rating among 664 funds in the Mid-Cap Growth category covering the three-year period ended October 31, 2005, based on risk-adjusted returns.

Star Quality

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in a selection of quality growth stocks that management believes will have growing revenues and earnings.

The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 9, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds have ranked well within their respective categories.

The Thornburg equity funds employ a comprehensive approach which is more inclusive than the traditional deep value or high growth approach to stock selection. Within the Thornburg Value Fund and the Thornburg International Value Fund, the portfolios’ securities are classified into three baskets: basic value stocks, stocks of companies with consistent earnings, and stocks of emerging franchises. Thornburg Core Growth Fund’s holdings are classified into similar baskets: growth industry leaders, consistent growth companies, and emerging growth companies. After being identified through bottom-up screening from a worldwide universe, all stocks are subject to a rigorous selection process that must satisfy the Thornburg investment team’s two fundamental criteria: in the opinion of the portfolio manager, the companies must be selling at attractive discounts to intrinsic value and have compelling prospects for long-term growth. You can read much more about the stocks in your Fund’s portfolio at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short- and intermediate-bond maturities seeking to provide both an attractive return and relative stability of principal.

Recently, there has been a lot of news about improper behavior by some mutual fund companies. Many of the proposed new rules in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of those new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimal amount. After all, we are shareholders too! Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg Chairman & CEO

This page is not part of the Annual Report.	3

Important Information

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of an IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

The Morningstar Risk-Adjusted Rating (commonly called the star rating) brings both performance and risk together into one evaluation. To determine a fund’s star rating for a given period (three, five, or ten years), the fund’s Morningstar Risk score is subtracted from its Morningstar Return score. The resulting number is plotted along a bell curve to determine the fund’s rating for each time period: If the fund scores in the top 10% of its broad investment class (domestic stock, international stock, taxable bond, or municipal bond), it receives 5 stars (Highest); if it falls in the next 22.5%, it receives 4 stars (Above Average); a place in the middle 35% earns it 3 stars (Average); those in the next 22.5% receive 2 stars (Below Average); and the bottom 10% get 1 star (Lowest). The star ratings are recalculated monthly. Thornburg Core Growth Fund received 5 stars for the three-year period ended September 30, 2005, among 655 funds in the Mid-Cap Growth category.

Glossary

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of approximately 5,000 domestic and non-U.S.-based securities.

Russell 1000 Growth Index – Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market, without regard to company size. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg Core Growth Fund

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks . . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them can offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The managers of Thornburg Core Growth Fund understand this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio Manager Alex Motola and his team apply a rigorous stock selection process to investments for Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While other growth funds rely on broad portfolio diversification to temper volatility, Thornburg Core Growth Fund concentrates on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, Thornburg’s managers can cover each stock in greater depth. Diversifying among three growth baskets further mitigates risk because each of these segments reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. Their research goes well beyond the standard Wall Street analysis, and eschews today’s common growth investing mantra of buy growth at any price. Instead, the Thornburg team zeros in on the risk equation.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red-flags and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

With growth stocks beginning to return to favor, this team is positioned to demonstrate the strength of its grit over glamour strategy . . . and eager to continue providing its shareholders with steady, consistent performance through a variety of market cycles.

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Portfolio Overview

Thornburg Core Growth Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. A shares are subject to a 1% 90-day redemption fee.

MANAGEMENT TEAM

Left to Right: Connor Browne, Brian Summers, Alex Motola, and Lei Wang

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E*	23.12	x
Portfolio Price to Cash Flow*	28.9
Portfolio Price to Book Value*	4.3
Median Market Cap*	$4.20 B
3-Year Beta (Thornburg vs. NASDAQ)**	0.74
Holdings	35

*	Source: Thomson Portfolio Analytics

**	Source: Morningstar Principia Pro

The Class A shares of the Thornburg Core Growth Fund posted a positive return of 30.73% at NAV for the twelve-month period ended September 30, 2005. The Fund outperformed both the Russell 1000 Growth Index, which returned 11.60% during the period, and the NASDAQ Composite Index, which returned 14.19%. Once again, stock selection was the primary driver of the Fund’s relative outperformance, as individual stocks from a variety of sectors and industries were the top performers in the Fund.

Consumer discretionary stocks had the most notable impact on the Fund’s outperformance of the benchmarks and represented a diverse and eclectic mix of holdings. Among the strong performers were Imax Corp., known for its large format theatres and patented 70mm film format, retailer CJ Home Shopping Co. Ltd., a South Korean home shopping company, and Life Time Fitness Inc., which operates super fitness centers.

Information technology represented the largest weight in the portfolio during the year and had a significant impact on the relative outperformance of the Fund. Significant holdings with good performance included Google Inc., which was one of the larger weighted holdings in the Fund for a majority of the year. Apple Computer Inc. contributed significant returns in addition to less recognizable names such as Datatrak International Inc., which provides software and services that enable the collection and transfer of clinical trial data electronically, and Netease.com Inc., a Chinese online gaming company. Technology related holdings represented a broad range of companies, which is characteristic of the flexible nature of the Fund.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2005

	3Q ‘05	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/27/00)
Without Sales Charge	8.64%	30.73%	30.12%	3.72%
With Sales Charge	3.72%	24.87%	28.16%	2.73%
NASDAQ (Since: 12/27/00)	4.78%	14.19%	23.09%	(2.96)%
Russell 1000 Growth (Since:12/27/00)	4.01%	11.60%	14.74%	(4.45)%

*	Periods under one year are not annualized.

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Additional performance was garnered from a number of areas. One of the best performing stocks was financial holding Chicago Mercantile Exchange Holdings Inc., which operates the leading derivatives exchange in the U.S. Telecommunications stock NII Holdings Inc. performed well as it benefited from growing demand for digital wireless communication services in Latin America. Health care company WellPoint Inc. merged with Anthem to become the largest health benefits company in the U.S. Energy holding ATP Oil and Gas Corp. also provided a boost, as the offshore oil and gas company benefited from rising energy prices.

Although the Fund outperformed by a significant margin during the year, there were some holdings that did not work out. The most significant was Boston Scientific Corp., a long time holding that had a number of disappointing business developments and was sold based on those deteriorating fundamentals. Another poor performer was Ditech Communications, which provides voice processing products to mobile and wire-line operators. Ditech was sold off after experiencing an unexpected sales shortfall and is no longer held in the Fund.

Overall, the performance of the Fund was very good. The team’s comprehensive approach to growth and breadth of research were evident in the wide variety of companies held in the portfolio that contributed to positive returns during the year. As the Fund approaches its five-year anniversary, this flexible and opportunistic approach has enabled the Fund to fully benefit from the rigorous fundamental research conducted by the team and realize its goal of maximizing long-term after tax returns while controlling risk.

PERFORMANCE IMPACT FOR YEAR ENDED 9/30/05

Top Contributors	Top Detractors
Chicago Mercantile Exchange Co.	Boston Scientific Corp.

WellPoint Inc.	Ditech Communications

Google Inc.	PartyGaming plc

CJ Home Shopping Co. Ltd.	Pfizer Inc.

NII Holdings Inc.	DIRECTV Group Inc.

Source: Thomson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 9/30/05

TOP TEN EQUITY HOLDINGS

As of 9/30/05

Google Inc.	4.9%
Microsoft Corp.	4.6%
Apple Computer Inc.	4.1%
Amdocs Ltd.	3.8%
Gilead Sciences Inc.	3.7%
Sanofi-Aventis	3.5%
Check Point Software	3.4%
Cytyc Corp.	3.4%
UnitedHealth Group Inc.	3.3%
Chicago Mercantile Exchange Co.	3.3%

TOP TEN INDUSTRIES

As of 9/30/05

Software & Services	19.5%
Health Care Equip & Services	17.2%
Media	10.6%
Pharmaceuticals & Biotech	9.6%
Energy	8.4%
Diversified Financials	5.8%
Telecommunication Services	5.2%
Semiconductors & Semi. Equipment	4.7%
Technology Hardware & Equip	4.1%
Retailing	3.0%

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Thornburg Core Growth Fund

September 30, 2005

Table of Conten ts

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report 9

Letter to Shareholders

Alexander M.V.

Motola, CFA

Portfolio Manager

October 17, 2005

Dear Fellow Shareholder:

Over the past twelve months, the Thornburg Core Growth Fund has participated in the rising equity market. On September 30, 2004, the net asset value (NAV) for the Class A shares was $10.87. Twelve months later, the Fund’s NAV was $14.21. The Fund’s Class A shares outperformed its benchmarks with a total return of 30.73% at NAV during the past twelve months. The NASDAQ Composite Index returned 14.19% and the Russell 1000 Growth returned 11.60% over the twelve-month period.

Our health care sector exposure has declined over the past twelve months, from 34% of the portfolio to 27%. The sector remains a fertile area for investment ideas, and we continue to scour the landscape for promising opportunities. Our technology exposure appears to have remained constant, when comparing the start of the fiscal year to the finish, but actually it was not static throughout the year. Finally, our exposure to the consumer has continued to decline; a development we are very comfortable with when considering the twin risks of rising commodity prices and rising interest rates.

We finished the fiscal year slightly overweight in our Emerging Growth Companies basket, with 37% of our assets in that category. Consistent Growers represented 27% of assets, and Growth Industry Leaders made up 33% of the portfolio. Stocks with market capitalizations in excess of $12 billion represented 37% of the portfolio, our largest cap weighting.

Our biggest contributor to the Fund’s performance was the Chicago Mercantile Exchange Co. Although we did not participate in the initial public offering, our global exchange holdings (in other Thornburg funds) and the uniqueness of Chicago Mercantile’s business led us to believe it was a compelling opportunity. Google Inc. and Apple Computer Inc. were also large contributors to the Fund’s total return.

The situation with Apple is an interesting one, and was again highlighted in the aftermath of their recently released third quarter earnings. Many people have focused on the success and momentum surrounding the now ubiquitous iPod family of devices. However, the success of Apple’s stock depends largely on the company’s ability to design and sell elegant and easy-to-use personal computers. iPod revenues have certainly become more meaningful to the company, but it is the tendency of iPod users to buy Apple’s PC offerings that is most important.

Google has become a verb. The company has revolutionized an already innovative industry, and Google continues to benefit from the relentless and inevitable move of advertising and content from the printed world to the digital world. The universe of domestic companies with market capitalizations greater than $50 billion, and that are growing revenues in excess of 80%, is small. In fact, besides Google, which grew revenues 98% year over year in the second quarter, only one other 50 billion+ domestic market cap grew revenues even 50% – Goldman Sachs. In Goldman’s case, the 15 acquisitions they’ve made over the last year have helped ramp up their revenue growth. Google is a unique franchise in advertising in both the online world and in the investing world, and we feel that the stock will eventually reflect the full value of that opportunity.

What didn’t work? No central theme united the worst performers: PartyGaming plc, Boston Scientific, Jamdat Mobile Inc., and DIRECTV Group Inc. We purchased PartyGaming plc after it went public in the United Kingdom, and raised funds for the purchase by selling our modestly successful investment in Sportingbet plc. Our rationale was to participate more directly in online poker (PartyGaming plc is a pure play on that industry), versus being diluted by Sportingbet’s more diverse interests. We also felt that PartyGaming had a big advantage in that they had the most players, and hence the most interesting tournaments (and pots!). This “liquidity pool” of poker players did not prove to be as much of a competitive advantage as we had hoped, and the company has needed to spend ever-increasing amounts to attract and retain players. Jamdat Mobile suffered through a quarter where organic growth slowed faster than our expectations. One of Jamdat’s major wireless carrier customers, Cingular Wireless, decided to increase their inventory of games from Jamdat competitors and as a result Jamdat titles saw less sell through. Secondly, internal resource constraints at Jamdat pushed back the release of new game titles as the company worked through the integration of a previous acquisition. In addition to the issues specific to the second quarter for Jamdat, we sold Jamdat based on our expectation that, in the long run, the business model may not be able to leverage sales growth into a much higher margin structure and competitive forces may suppress intermediate-term revenue potential.

Boston Scientific has been a long time holding in the Thornburg Core Growth Fund. While we correctly identified the opportunity in the drug eluting stent market prior to Boston Scientific’s Taxus launch, we did a poor job of identifying what be-

10 Certified Annual Report

came unsustainable market share expectations. Released data on the Taxus stent this year has been weaker than data for Johnson & Johnson’s competitive product, the Cypher, and sales have begun to reflect that reality. Furthermore, a number of management missteps have given us less confidence in our long term investment thesis. While Boston’s pipeline continues to look strong, we have sold the position given the uncertainty surrounding the company’s largest product.

At DIRECTV, investors continue to focus on increasing costs to acquire new subscribers. As new technologies, like Personal Video Recorders (i.e. Tivo-like functionality) and High Definition signals, are introduced, the cost of each box is higher. But, we believe that the returns on the increased investment in these new subscribers will be much higher than DIRECTV’s cost of capital. With the advanced functionality, subscribers tend to pay a higher monthly fee and keep the service longer. Further, the acquisition costs are magnified as DIRECTV is growing much faster than its competitors. As new subscribers decrease as a percentage of total subscribers, the strong cash flow generation characteristics of the company should become clearer.

It is important to understand our focus on risk control. Although we hope our statistical risk is low (standard deviation of returns), our focus is on appropriate diversification and stock-specific risk control. “Knowing what you own” is our mantra. Our approach is a balance between diversifying our portfolio and maximizing the impact of individual stock selections.

We seek to control risk by consciously diversifying our portfolio by capitalization range, by sector and within sectors, and by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). Moreover, since we focus our research efforts on identifying stock specific risks – knowing the business model, the accounting issues, the competitive, regulatory, and legal risks, and the quality of earnings being generated – we feel we are controlling our risks at the most basic and important place, the individual security level.

Although the outlook for the consumer is discouraging, many other aspects of the market and the economy are encouraging. The consensus forecast is for the S&P 500 Index to grow earnings by 10% this year and 6% next year. In spite of this strong expected business performance, that index is only up 2.76% for the year. Interest rates have increased, but remain low by historical standards. Over the life of the Fund (inception was December of 2000), the returns on Growth Equity asset classes (small, mid-cap, and large) have been negative. History suggests that, at some future point, growth stocks will outperform value stocks. After five years of value outperformance, it is likely that the shift will occur sooner rather than later.

Initial public offerings contributed 2.5% of total return to the Fund during the Fund’s fiscal year. This includes holdings that we continue to own with expectations of generating long-term profits as our investment cases play out.

Our motto is “Core strategies for building wealth.” We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth-oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long term after-tax returns while controlling risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Regards,

Alexander M.V. Motola, CFA Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2005

ASSETS
Investments at value (cost $180,310,584)	$212,656,012
Cash	1,969,280
Receivable for fund shares sold	3,986,533
Unrealized gain on forward exchange contracts (Note 7)	221,391
Dividends receivable	4,160
Prepaid expenses and other assets	33,230

Total Assets	218,870,606

LIABILITIES
Payable for securities purchased	9,384,395
Payable for fund shares redeemed	105,395
Unrealized loss on forward exchange contracts (Note 7)	197,859
Payable to investment advisor and other affiliates (Note 3)	192,890
Deferred tax payable	15,264
Accounts payable and accrued expenses	80,948

Total Liabilities	9,976,751

NET ASSETS	$208,893,855

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(58,129)
Net unrealized appreciation on investments	32,353,737
Accumulated net realized gain (loss)	4,423,999
Net capital paid in on shares of beneficial interest	172,174,248

$208,893,855

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($110,836,478 applicable to 7,800,318 shares of beneficial interest outstanding - Note 4)	$14.21
Maximum sales charge, 4.50% of offering price	0.67

Maximum offering price per share	$14.88

Class C Shares:
Net asset value and offering price per share *
($41,737,264 applicable to 3,061,623 shares of beneficial interest outstanding - Note 4)	$13.63

Class I Shares:
Net asset value, offering and redemption price per share
($49,975,244 applicable to 3,476,945 shares of beneficial interest outstanding - Note 4)	$14.37

Class R1 Shares:
Net asset value, offering and redemption price per share
($6,344,869 applicable to 445,040 shares of beneficial interest outstanding - Note 4)	$14.26

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report 13

STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $10,045)	$210,827
Interest income	276,693

Total Income	487,520

EXPENSES:
Investment advisory fees (Note 3)	983,586
Administration fees (Note 3)
Class A Shares	76,182
Class C Shares	27,000
Class I Shares	14,271
Class R1 Shares	1,663
Distribution and service fees (Note 3)
Class A Shares	152,723
Class C Shares	216,567
Class R1 Shares	6,750
Transfer agent fees
Class A Shares	103,795
Class C Shares	33,985
Class I Shares	18,014
Class R1 Shares	2,767
Registration and filing fees
Class A Shares	24,535
Class C Shares	16,814
Class I Shares	8,527
Class R1 Shares	22,979
Custodian fees (Note 3)	74,670
Professional fees	33,864
Accounting fees	9,975
Trustee fees	2,244
Other expenses	61,956

Total Expenses	1,892,867
Less:
Expenses reimbursed by Investment Advisor (Note 3)	(71,218)
Distribution and Service fees waived (Note 3)	(100)
Management fees waived by investment Advisor (Note 3)	(24,743)
Fees paid indirectly (Note 3)	(30,230)

Net Expenses	1,766,576

Net Investment Loss	$(1,279,056)

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Year Ended September 30, 2005

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$6,703,838
Foreign currency transactions	(58,157)

6,645,681

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $15,264)	25,124,172
Foreign currency translation	23,533

25,147,705

Net Realized and Unrealized Gain on Investments	31,793,386

Net Increase in Net Assets Resulting From Operations	$30,514,330

See notes to financial statements.

Certified Annual Report 15

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Core Growth Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)	$(1,279,056)	$(907,261)
Net realized gain (loss) on investments and foreign currency transactions	6,645,681	(69,166)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	25,147,705	3,816,240

Net Increase (Decrease) in Net Assets Resulting from Operations	30,514,330	2,839,813
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	53,496,950	2,225,643
Class C Shares	21,351,328	7,120,528
Class I Shares	20,375,442	21,612,285
Class R1 Shares	5,969,887	14,604

Net Increase in Net Assets	131,707,937	33,812,873
NET ASSETS:
Beginning of year	77,185,918	43,373,045

End of year	$208,893,855	$77,185,918

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining the net asset value of investments, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized

Certified Annual Report 17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments, of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the year ended September 30, 2005, the Advisor voluntarily waived investment advisory fees of $24,743. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees and distribution fees of $1,015 for Class A shares, $2,252 for Class C shares, $40,812 for Class I shares, and $27,139 for Class R1 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned net commissions aggregating $63,900 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $4,236 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective service and distribution plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that

18 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $30,230.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,753,098	$62,419,689	2,600,930	$28,184,218
Shares repurchased**	(714,886)	(8,922,739)	(2,423,327)	(25,958,575)

Net Increase (Decrease)	4,038,212	$53,496,950	177,603	$2,225,643

**     The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and year ended September 30, 2004, $3,423 and $19,941, respectively, were netted in the amount reported for shares repurchased.

Class C Shares
Shares sold	1,892,754	$24,074,650	872,281	$9,164,316
Shares repurchased	(228,812)	(2,723,322)	(199,986)	(2,043,788)

Net Increase (Decrease)	1,663,942	$21,351,328	672,295	$7,120,528

Class I Shares*
Shares sold	1,588,545	$21,467,761	2,027,702	$22,189,316
Shares repurchased **	(85,287)	(1,092,319)	(54,015)	(577,031)

Net Increase (Decrease)	1,503,258	$20,375,442	1,973,687	$21,612,285

*       Effective date of Class I shares was November 1, 2003.

**     The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and the year ended September 30, 2004, $344 and $474, respectively, were netted in the amount reported for shares repurchased.

Class R1 Shares
Shares sold	490,525	$6,601,537	1,444	$14,629
Shares repurchased	(46,935)	(631,650)	(2)	(25)

Net Increase (Decrease)	443,590	$5,969,887	1,442	$14,604

Certified Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $221,651,351 and $127,016,852, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$180,335,944

Gross unrealized appreciation on a tax basis	$33,022,463
Gross unrealized depreciation on a tax basis	(843,871)

Net unrealized appreciation
(depreciation) on investments (tax basis)	$32,320,068

Distributable earnings – capital gains	$4,423,505

At September 30, 2005, the Fund did not have any undistributed ordinary net income.

At September 30, 2005, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2004 of $58,129. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

The Fund utilized $1,343,924 of its capital loss carry forward during the year ended September 30, 2005.

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $1,294,709, increased accumulated net realized investment gain by $66,236, and decreased over distribution of net investment income (loss) by $1,228,473. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from net operating loss and currency gains.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2005, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

20 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

CONTRACTS TO SELL:

	Contract Value Date	Market Value
Contracts
2,200,000 Pound Sterling for 3,861,389 USD	January 18, 2006	$(26,971)

Unrealized loss from forward exchange contracts:		(26,971)

2,570,000 Swiss Franc for 2,024,260 USD	January 18, 2006	10,393
3,175,000 Euro Dollar for 3,873,024 USD	January 18, 2006	22,187
4,285,000 Euro Dollar for 5,333,771 USD	January 18, 2006	136,657
5,700,000,000 Korean Won for 5,520,581 USD	January 18, 2006	49,386

Unrealized gain from forward exchange contracts:		218,623

Net unrealized gain (loss) from forward
Sell contracts:		$191,652

CONTRACTS TO BUY:

	Contract Value Date	Market Value
Contracts
750,000 Euro Dollar for 916,275 USD	January 18, 2006	$(6,629)
2,200,000 Pound Sterling for 4,052,620 USD	January 18, 2006	(164,259)

Unrealized loss from forward exchange contracts:		(170,888)

860,000 Euro Dollar for 1,040,293 USD	January 18, 2006	2,768

Unrealized gain from forward exchange contracts:		2,768

Net unrealized gain (loss) from forward
Buy contracts:		$(168,120)

Net unrealized gain (loss) from forward
Exchange contracts:		$23,532

Certified Annual Report 21

FINANCIAL HIGHLIGHTS

Thornburg Core Growth Fund

	Year Ended September 30,				Period Ended September 30,
	2005	2004	2003	2002	2001(c)
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$10.87	$10.11	$6.45	$7.80	$11.94

Income from investment operations:
Net investment income (loss)	(0.14)	(0.15)	(0.13)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	3.48	0.90	3.77	(1.23)	(4.06)

Total from investment operations	3.34	0.75	3.64	(1.35)	(4.14)
Redemption fees added to paid in capital	—	0.01	0.02	—	—

Change in net asset value	3.34	0.76	3.66	(1.35)	(4.14)
NET ASSET VALUE, end of period	$14.21	$10.87	$10.11	$6.45	$7.80

RATIOS/SUPPLEMENTAL DATA
Total return(a)	30.73%	7.52%	56.74%	(17.31)%	(34.67)%
Ratios to average net assets:
Net investment income (loss)	(1.14)%	(1.37)%	(1.43)%	(1.44)%	(1.02	)%(b)
Expenses, after expense reductions	1.60%	1.62%	1.65%	1.64%	1.71	%(b)
Expenses, after expense reductions and net of custody credits	1.57%	1.61%	1.63%	1.63%	—
Expenses, before expense reductions	1.60%	1.70%	2.03%	2.39%	2.80	%(b)
Portfolio turnover rate	115.37%	108.50%	102.91%	212.17%	126.15%
Net assets at end of period (000)	$110,836	$40,899	$36,247	$5,685	$6,337

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	Fund commenced operations on December 27, 2000.

+	Based on weighted average shares outstanding.

22 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

	Year Ended September 30,				Period Ended September 30,
	2005	2004	2003	2002	2001(c)
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$10.51	$9.85	$6.38	$7.76	$11.94

Income from investment operations:
Net investment income (loss)	(0.23)	(0.22)	(0.18)	(0.18)	(0.13)
Net realized and unrealized gain (loss) on investments	3.35	0.88	3.65	(1.20)	(4.05)

Total from investment operations	3.12	0.66	3.47	(1.38)	(4.18)

Change in net asset value	3.12	0.66	3.47	(1.38)	(4.18)
NET ASSET VALUE, end of period	$13.63	$10.51	$9.85	$6.38	$7.76

RATIOS/SUPPLEMENTAL DATA
Total return(a)	29.69%	6.70%	54.39%	(17.78)%	(35.01)%
Ratios to average net assets:
Net investment income (loss)	(1.91)%	(2.13)%	(2.19)%	(2.19)%	(1.78	)%(b)
Expenses, after expense reductions	2.37%	2.38%	2.40%	2.39%	2.49	%(b)
Expenses, after expense reductions and net of custody credits	2.34%	2.37%	2.38%	2.38%	—
Expenses, before expense reductions	2.37%	2.52%	3.35%	3.45%	4.43	%(b)
Portfolio turnover rate	115.37%	108.50%	102.91%	212.17%	126.15%
Net assets at end of period (000)	$41,737	$14,693	$7,146	$1,892	$2,216

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Fund commenced operations on December 27, 2000.

+	Based on weighted average shares outstanding.

Certified Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Core Growth Fund

	Year Ended September 30, 2005	Period Ended September 30, 2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$10.93	$10.87

Income from investment operations:
Net investment income (loss)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	3.51	0.14

Total from investment operations	3.44	0.06

Change in net asset value	3.44	0.06
NET ASSET VALUE, end of period	$14.37	$10.93

RATIOS/SUPPLEMENTAL DATA
Total return(a)	31.47%	0.55%
Ratios to average net assets:
Net investment income (loss)	(0.55)%	(0.74	)%(b)
Expenses, after expense reductions	1.02%	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.99%	0.99	%(b)
Expenses, before expense reductions	1.15%	1.31	%(b)
Portfolio turnover rate	115.37%	108.50%
Net assets at end of period (000)	$49,975	$21,578

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

+	Based on weighted average shares outstanding.

24 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

    Thornburg Core Growth Fund

	Year Ended September 30,		Period Ended September 30,

	2005	2004	2003(c)
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$10.90	$10.11	$9.59

Income from investment operations:
Net investment income (loss)	(0.14)	(0.12)	(0.03)
Net realized and unrealized gain (loss) on investments	3.50	0.91	0.55

Total from investment operations	3.36	0.79	0.52

Change in net asset value	3.36	0.79	0.52

NET ASSET VALUE, end of period	$14.26	$10.90	$10.11

RATIOS/SUPPLEMENTAL DATA

Total return(a)	30.83%	7.81%	5.42%
Ratios to average net assets:
Net investment income (loss)	(1.08)%	(1.17)%	(1.06	)%(b)
Expenses, after expense reductions	1.52%	1.50%	1.65	% (b)
Expenses, after expense reductions and net of custody credits	1.49%	1.49%	1.65	% (b)
Expenses, before expense reductions	3.56%	722.79%†	22,219.77	% (b)†
Portfolio turnover rate	115.37%	108.50%	102.91%

Net assets at end of period (000)	$6,345	$16	$—	(d)

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was July 1, 2003.

(d)	Net assets at end of year were less than $1,000.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

Certified Annual Report 25

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-582, CLASS C - 885-215-574, CLASS I - 885-215-475, CLASS R1 - 885-215-517 NASDAQ SYMBOLS: CLASS A - THCGX, CLASS C - TCGCX, CLASS I - THIGX, CLASS R1 - THCRX

	Shares/ Principal Amount	Value

COMMON STOCK — 97.01%
CONSUMER DURABLES & APPAREL — 1.65%
TEXTILES, APPAREL & LUXURY GOODS — 1.65%
Coach, Inc.+	109,700	$3,440,192

		3,440,192

CONSUMER SERVICES — 1.66%
HOTELS RESTAURANTS & LEISURE — 1.66%
Life Time Fitness Inc.+	104,900	3,476,386

		3,476,386

DIVERSIFIED FINANCIALS — 5.79%
CAPITAL MARKETS — 2.45%
Affiliated Managers Group Inc.+	70,775	5,125,525
DIVERSIFIED FINANCIAL SERVICES — 3.34%
Chicago Mercantile Exchange Co.	20,672	6,972,666

		12,098,191

ENERGY — 8.43%
ENERGY EQUIPMENT & SERVICES — 2.77%
Patterson Uti Energy, Inc.	160,400	5,787,232
OIL, GAS & CONSUMABLE FUELS — 5.66%
ATP Oil & Gas Corp.+	169,500	5,566,380
Cimarex Energy Co.+	138,000	6,255,540

		17,609,152

FOOD & STAPLES RETAILING — 2.31%
FOOD & STAPLES RETAILING — 2.31%
FuJi Food & Catering	4,259,000	4,831,693

		4,831,693

HEALTH CARE EQUIPMENT & SERVICES — 17.19%
HEALTH CARE EQUIPMENT & SUPPLIES — 7.35%
Cytyc Corp.+	264,600	7,104,510
Kyphon, Inc.+	103,200	4,534,608
Lifecell Corp.+	172,200	3,724,686

26 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

	Shares/ Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 9.84%
Caremark Rx Inc.+	134,671	$6,724,123
UnitedHealth Group Inc.	124,150	6,977,230
WellPoint Inc.+	90,400	6,854,128

		35,919,285

MEDIA — 10.64%
MEDIA — 10.64%
DIRECTV Group Inc.+	392,100	5,873,658
Focus Media Holdings Ltd.ADR+	166,800	4,460,232
Getty Images, Inc.+	68,730	5,913,529
Imax Corp.+	574,167	5,988,562

		22,235,981

PHARMACEUTICALS & BIOTECHNOLOGY — 9.63%
BIOTECHNOLOGY — 3.69%
Gilead Sciences Inc.+	158,050	7,706,518
PHARMACEUTICALS — 5.94%
Johnson & Johnson	81,325	5,146,246
Sanofi-Aventis	87,500	7,253,640

		20,106,404

RETAILING — 2.96%
INTERNET & CATALOG RETAIL — 2.96%
CJ Home Shopping Co. Ltd.	68,900	6,179,520

		6,179,520

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.72%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.72%
Austriamicrosystems AG+	52,000	2,418,464
Cymer Inc.+	87,700	2,746,764
Microtune, Inc.+	753,138	4,692,050

		9,857,278

SOFTWARE & SERVICES — 19.45%
INTERNET SOFTWARE & SERVICES — 4.90%
Google Inc.+	32,350	10,237,481
IT SERVICES — 2.69%
Satyam Computer	441,500	5,624,067

Certified Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

	Shares/ Principal Amount	Value

SOFTWARE — 11.86%
Amdocs Ltd.+	286,025	$7,931,473
Check Point Software Technologies Ltd.+	295,700	7,191,424
Microsoft Corp.	375,100	9,651,323

		40,635,768

TECHNOLOGY HARDWARE & EQUIPMENT — 4.06%
COMPUTERS & PERIPHERALS — 4.06%
Apple Computer, Inc.+	158,100	8,475,741

		8,475,741

TELECOMMUNICATION SERVICES — 5.19%
WIRELESS TELECOMMUNICATION SERVICES — 5.19%
Leap Wireless International, Inc.+	149,400	5,258,880
NII Holdings Inc.+	66,110	5,582,989

		10,841,869

TRANSPORTATION — 1.59%
TRANSPORTATION INFRASTRUCTURE — 1.59%
Shenzhen Chiwan Wharf Holdings Ltd.	2,114,916	3,323,578

		3,323,578

UTILITIES — 1.74%
INDUSTRIAL POWER PRODUCTION / ENERGY TRADING — 1.74%
Ormat Technologies Inc.	163,900	3,627,107

		3,627,107

TOTAL COMMON STOCK (Cost $170,312,718)		202,658,145

28 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

	Shares/ Principal Amount	Value

SHORT TERM INVESTMENTS — 4.79%
UBS Finance, 3.84%, 10/3/2005	$10,000,000	$9,997,866

TOTAL SHORT TERM INVESTMENTS (Cost $9,997,866)		9,997,866

TOTAL INVESTMENTS — 101.80% (COST $180,310,584)		$212,656,012

LIABILITIES NET OF OTHER ASSETS — (1.80)%		(3,762,157)

NET ASSETS — 100.00%		$208,893,855

Footnote Legend

See	notes to financial statements.

+	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR American Depository Receipt

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/05

Software & Services	19.5%	Technology Hardware & Equipment	4.1%
Health Care Equipment & Services	17.2%	Retailing	3.0%
Media	10.6%	Food & Staples Retail	2.3%
Pharmaceutical & Biotechnology	9.6%	Utilities	1.7%
Energy	8.4%	Consumer Services	1.7%
Diversified Financials	5.8%	Consumer Durables & Apparel	1.6%
Telecommunication Services	5.2%	Transportation	1.6%
Semiconductors and Semiconductor Equip	4.7%	Other Assets & Cash Equivalents	3.0%

Certified Annual Report 29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Core Growth Fund

To the Trustees and Shareholders of

Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

30 Certified Annual Report

EXPENSE EXAMPLE

Thornburg Core Growth Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 90-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05–9/30/05
Class A Shares
Actual	$1,000.00	$1,163.80	$8.54
Hypothetical*	$1,000.00	$1,017.18	$7.96
Class C Shares
Actual	$1,000.00	$1,159.00	$12.58
Hypothetical*	$1,000.00	$1,013.41	$11.74
Class I Shares
Actual	$1,000.00	$1,166.40	$5.38
Hypothetical*	$1,000.00	$1,020.11	$5.01
Class R1 Shares
Actual	$1,000.00	$1,164.10	$8.08
Hypothetical*	$1,000.00	$1,017.61	$7.53

†	Expenses are equal to the annualized expense ratio for each class (A: 1.57%; C: 2.33%; I: 0.99%; and R1: 1.49%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report 31

INDEX COMPARISON

Thornburg Core Growth Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus NASDAQ Composite Index (December 27, 2000 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2005 (with sales charge)

	1 Yr	3 Yrs	Since Inception
A Shares (Incep: 12/27/00)	24.87%	28.16%	2.73%
C Shares (Incep: 12/27/00)	28.69%	28.79%	2.82%
R1 Shares (Incep: 7/01/03)	30.83%	—	19.26%
NASDAQ Composite Index (Since: 12/27/00)	14.19%	23.09%	(2.96)%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class R1 shares. Class R1 shares are available only to certain qualified investors. Class A shares are subject to a 1% 90-day redemption fee.

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

32 Certified Annual Report

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES (1)(2)(4)

David A. Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D.Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

Certified Annual Report 33

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005	(Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

34 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005	(Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report 35

OTHER INFORMATION

Thornburg Core Growth Fund	September 30, 2005	(Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds and broad based securities indices, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a broad based securities index, measures of relative portfolio risk, and related factors. The Trustees noted in comparing the Fund with other mutual funds and to indices that the value of such comparisons may be limited because the Fund’s investment approach, and the selection of its portfolio securities, are unique or differ in considerable degree from the characteristics of other funds and indices. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments and the Fund’s investment performance. The Trustees noted in this regard the Fund’s exceptional investment performance in most periods as compared to broad based securities indices and categories of mutual funds selected by independent mutual fund analyst firms.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

36 Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2005 (Unaudited)

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of a portion of its fee, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the Fund’s management fee was somewhat higher than the average and median fee rates for a group of multi-cap growth equity funds selected by an independent analyst firm, but that the overall expense ratio of the Fund was comparable to the average and median expense ratios for the same group of mutual funds. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report      37

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

38 This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

405(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report. 39

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor

119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Core Strategies for Building Wealth

Thornburg Core Growth Fund

I Shares

Informational Brochure and

Annual Report – September 30, 2005

Overall Morningstar Rating™

Overall rating among 664 funds in the Mid-Cap Growth category covering the three-year period ended October 31, 2005, based on risk-adjusted returns.

Star Quality

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Core Growth Fund

The Fund seeks long-term growth of capital by investing in a selection of quality growth stocks that management believes will have growing revenues and earnings.

The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

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Receive your shareholder reports and prospectus online instead of through traditional mail.

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2	This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 9, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds have ranked well within their respective categories.

The Thornburg equity funds employ a comprehensive approach which is more inclusive than the traditional deep value or high growth approach to stock selection. Within the Thornburg Value Fund and the Thornburg International Value Fund, the portfolios’ securities are classified into three baskets: basic value stocks, stocks of companies with consistent earnings, and stocks of emerging franchises. Thornburg Core Growth Fund’s holdings are classified into similar baskets: growth industry leaders, consistent growth companies, and emerging growth companies. After being identified through bottom-up screening from a worldwide universe, all stocks are subject to a rigorous selection process that must satisfy the Thornburg investment team’s two fundamental criteria: in the opinion of the portfolio manager, the companies must be selling at attractive discounts to intrinsic value and have compelling prospects for long-term growth. You can read much more about the stocks in your Fund’s portfolio at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short- and intermediate-bond maturities seeking to provide both an attractive return and relative stability of principal.

Recently, there has been a lot of news about improper behavior by some mutual fund companies. Many of the proposed new rules in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of those new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimal amount. After all, we are shareholders too! Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg Chairman & CEO

This page is not part of the Annual Report.	3

Important Information

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations. Funds invested in a limited number of holdings may expose an investor to greater volatility. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

From time to time the Fund may invest in shares of companies through initial public offerings (IPOs). IPOs have the potential to produce substantial gains. There is no assurance that the Fund will have continued access to profitable IPOs and as the Fund’s assets grow, the impact of an IPO investment may decline. Therefore investors should not rely on these past gains as an indication of future performance.

Minimum investments for Class I shares are higher than those for other classes.

The Morningstar Risk-Adjusted Rating (commonly called the star rating) brings both performance and risk together into one evaluation. To determine a fund’s star rating for a given period (three, five, or ten years), the fund’s Morningstar Risk score is subtracted from its Morningstar Return score. The resulting number is plotted along a bell curve to determine the fund’s rating for each time period: If the fund scores in the top 10% of its broad investment class (domestic stock, international stock, taxable bond, or municipal bond), it receives 5 stars (Highest); if it falls in the next 22.5%, it receives 4 stars (Above Average); a place in the middle 35% earns it 3 stars (Average); those in the next 22.5% receive 2 stars (Below Average); and the bottom 10% get 1 star (Lowest). The star ratings are recalculated monthly. Thornburg Core Growth Fund received 5 stars for the three-year period ended September 30, 2005, among 655 funds in the Mid-Cap Growth category.

Glossary

NASDAQ Composite Index – The NASDAQ Composite Index is a market-value weighted, technology-oriented index comprised of approximately 5,000 domestic and non-U.S.-based securities.

Russell 1000 Growth Index – Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market, without regard to company size. Unless otherwise noted, index returns do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Beta – Beta is a measure of market-related risk. Less than one means the portfolio is less volatile than the index, while greater than one indicates more volatility than the index.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

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Thornburg Core Growth Fund

Continually Evaluating the Risk Equation

Growth stocks are often referred to as “glamour” stocks . . . and it is easy to understand why. Growth stocks generate excitement. These are stocks where rapid earnings growth is expected to be followed by rapid price appreciation. Growth stocks capture the imagination, and investing in them can offer considerable opportunities for reward.

But growth stocks can also be volatile. Identifying which companies will succeed takes work. It takes digging down to the nuts and bolts of companies. The managers of Thornburg Core Growth Fund understand this. They know that it is grit, not glamour, that creates a successful growth fund.

Portfolio Manager Alex Motola and his team apply a rigorous stock selection process to investments for Thornburg Core Growth Fund. This is a portfolio run on common sense, not on abstract theory. Motola’s overarching philosophy is to create a fund that generates good performance over the long term, while reducing volatility in the interim. Intensive, hands-on, independent research is the central theme. While other growth funds rely on broad portfolio diversification to temper volatility, Thornburg Core Growth Fund concentrates on a limited number of stocks and diversifies those investments among three segments of the growth fund universe: consistent growth companies, growth industry leaders, and emerging growth companies. By limiting the number of securities, Thornburg’s managers can cover each stock in greater depth. Diversifying among three growth baskets further mitigates risk because each of these segments reacts differently than the equity markets as a whole.

How does the stock selection process work? Before adding a stock to the Fund’s portfolio, Motola and his team drill down into the company and its business. Their research goes well beyond the standard Wall Street analysis, and eschews today’s common growth investing mantra of buy growth at any price. Instead, the Thornburg team zeros in on the risk equation.

Companies are initially screened using a variety of quantitative measures and parameters. Most are rejected and logged onto a screening rejection spreadsheet. Only those with the most appealing opportunities to expand margins and grow earnings move on to the next step – the construction of a company-specific model. The goal is to cut to the quick and get at the underlying business. The team uses SEC filings to construct proprietary income statement, balance sheet and cash flow statement models for each remaining company. From these they analyze historical data, monitor current conditions, identify red-flags and estimate future growth potential.

Motola, a former historian who has been at the Fund’s helm since its inception, is not one to go along with the crowd. He and his team are not tied to “mainstream thinking.” While they have access to the best of Wall Street’s analysis, they are not ruled by it.

They test the strength of a company’s underlying business model against a variety of what-if screens. They conduct site visits and interview company management. And they complete the picture by checking in with a company’s major customers, suppliers, and distributors. Revenue and cost of goods sold are given particular attention, with each broken down in as many ways as the data will allow.

With growth stocks beginning to return to favor, this team is positioned to demonstrate the strength of its grit over glamour strategy . . . and eager to continue providing its shareholders with steady, consistent performance through a variety of market cycles.

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Portfolio Overview

Thornburg Core Growth Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. I shares are subject to a 1% 90-day redemption fee.

MANAGEMENT TEAM

Left to Right: Connor Browne, Brian Summers, Alex Motola, and Lei Wang

KEY PORTFOLIO ATTRIBUTES

Portfolio P/E*	23.12	x
Portfolio Price to Cash Flow*	28.9
Portfolio Price to Book Value*	4.3
Median Market Cap*	$4.20 B
3-Year Beta (Thornburg vs. NASDAQ)**	0.74
Holdings	35

*	Source: Thomson Portfolio Analytics

**	Source: Morningstar Principia Pro

The Class I shares of the Thornburg Core Growth Fund posted a positive return of 31.47% for the twelve-month period ended September 30, 2005. The Fund outperformed both the Russell 1000 Growth Index, which returned 11.60% during the period, and the NASDAQ Composite Index, which returned 14.19%. Once again, stock selection was the primary driver of the Fund’s relative outperformance, as individual stocks from a variety of sectors and industries were the top performers in the Fund.

Consumer discretionary stocks had the most notable impact on the Fund’s outperformance of the benchmarks and represented a diverse and eclectic mix of holdings. Among the strong performers were Imax Corp., known for its large format theatres and patented 70mm film format, retailer CJ Home Shopping Co. Ltd., a South Korean home shopping company, and Life Time Fitness Inc., which operates super fitness centers.

Information technology represented the largest weight in the portfolio during the year and had a significant impact on the relative outperformance of the Fund. Significant holdings with good performance included Google Inc., which was one of the larger weighted holdings in the Fund for a majority of the year. Apple Computer Inc. contributed significant returns in addition to less recognizable names such as Datatrak International Inc., which provides software and services that enable the collection and transfer of clinical trial data electronically, and Netease.com Inc., a Chinese online gaming company. Technology related holdings represented a broad range of companies, which is characteristic of the flexible nature of the Fund.

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED SEPTEMBER 30, 2005

	3Q ‘05	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	8.70%	31.47%	15.74%
NASDAQ (Since: 11/3/03)	4.78%	14.19%	6.38%
Russell 1000 Growth (Since: 11/3/03)	4.01%	11.60%	6.90%

*	Periods under one year are not annualized.

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Additional performance was garnered from a number of areas. One of the best performing stocks was financial holding Chicago Mercantile Exchange Holdings Inc., which operates the leading derivatives exchange in the U.S. Telecommunications stock NII Holdings Inc. performed well as it benefited from growing demand for digital wireless communication services in Latin America. Health care company WellPoint Inc. merged with Anthem to become the largest health benefits company in the U.S. Energy holding ATP Oil and Gas Corp. also provided a boost, as the offshore oil and gas company benefited from rising energy prices.

Although the Fund outperformed by a significant margin during the year, there were some holdings that did not work out. The most significant was Boston Scientific Corp., a long time holding that had a number of disappointing business developments and was sold based on those deteriorating fundamentals. Another poor performer was Ditech Communications, which provides voice processing products to mobile and wire-line operators. Ditech was sold off after experiencing an unexpected sales shortfall and is no longer held in the Fund.

Overall, the performance of the Fund was very good. The team’s comprehensive approach to growth and breadth of research were evident in the wide variety of companies held in the portfolio that contributed to positive returns during the year. As the Fund approaches its five-year anniversary, this flexible and opportunistic approach has enabled the Fund to fully benefit from the rigorous fundamental research conducted by the team and realize its goal of maximizing long-term after tax returns while controlling risk.

PERFORMANCE IMPACT FOR YEAR ENDED 9/30/05

Top Contributors	Top Detractors

Chicago Mercantile Exchange Co.	Boston Scientific Corp.

WellPoint Inc.	Ditech Communications

Google Inc.	PartyGaming plc

CJ Home Shopping Co. Ltd.	Pfizer Inc.

NII Holdings Inc.	DIRECTV Group Inc.

Source: Thomson Portfolio Analytics

MARKET CAPITALIZATION EXPOSURE

As of 9/30/05

TOP TEN EQUITY HOLDINGS

As of 9/30/05

Google Inc.	4.9%
Microsoft Corp.	4.6%
Apple Computer Inc.	4.1%
Amdocs Ltd.	3.8%
Gilead Sciences Inc.	3.7%
Sanofi-Aventis	3.5%
Check Point Software	3.4%
Cytyc Corp.	3.4%
UnitedHealth Group Inc.	3.3%
Chicago Mercantile Exchange Co.	3.3%

TOP TEN INDUSTRIES

As of 9/30/05

Software & Services	19.5%
Health Care Equip & Services	17.2%
Media	10.6%
Pharmaceuticals & Biotech	9.6%
Energy	8.4%
Diversified Financials	5.8%
Telecommunication Services	5.2%
Semiconductors & Semi. Equipment	4.7%
Technology Hardware & Equip	4.1%
Retailing	3.0%

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Thornburg Core Growth Fund

I Shares – September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report	9

Letter to Shareholders

Alexander M.V. Motola, CFA

Portfolio Manager

October 17, 2005

Dear Fellow Shareholder:

Over the past twelve months, the Thornburg Core Growth Fund has participated in the rising equity market. On September 30, 2004, the net asset value (NAV) for the Class I shares was $10.93. Twelve months later, the Fund’s NAV was $14.37. The Fund’s Class I shares outperformed its benchmarks with a total return of 31.47% during the past twelve months. The NASDAQ Composite Index returned 14.19% and the Russell 1000 Growth returned 11.60% over the twelve-month period.

Our health care sector exposure has declined over the past twelve months, from 34% of the portfolio to 27%. The sector remains a fertile area for investment ideas, and we continue to scour the landscape for promising opportunities. Our technology exposure appears to have remained constant, when comparing the start of the fiscal year to the finish, but actually it was not static throughout the year. Finally, our exposure to the consumer has continued to decline; a development we are very comfortable with when considering the twin risks of rising commodity prices and rising interest rates.

We finished the fiscal year slightly overweight in our Emerging Growth Companies basket, with 37% of our assets in that category. Consistent Growers represented 27% of assets, and Growth Industry Leaders made up 33% of the portfolio. Stocks with market capitalizations in excess of $12 billion represented 37% of the portfolio, our largest cap weighting.

Our biggest contributor to the Fund’s performance was the Chicago Mercantile Exchange Co. Although we did not participate in the initial public offering, our global exchange holdings (in other Thornburg funds) and the uniqueness of Chicago Mercantile’s business led us to believe it was a compelling opportunity. Google Inc. and Apple Computer Inc. were also large contributors to the Fund’s total return.

The situation with Apple is an interesting one, and was again highlighted in the aftermath of their recently released third quarter earnings. Many people have focused on the success and momentum surrounding the now ubiquitous iPod family of devices. However, the success of Apple’s stock depends largely on the company’s ability to design and sell elegant and easy-to-use personal computers. iPod revenues have certainly become more meaningful to the company, but it is the tendency of iPod users to buy Apple’s PC offerings that is most important.

Google has become a verb. The company has revolutionized an already innovative industry, and Google continues to benefit from the relentless and inevitable move of advertising and content from the printed world to the digital world. The universe of domestic companies with market capitalizations greater than $50 billion, and that are growing revenues in excess of 80%, is small. In fact, besides Google, which grew revenues 98% year over year in the second quarter, only one other 50 billion+ domestic market cap grew revenues even 50% – Goldman Sachs. In Goldman’s case, the 15 acquisitions they’ve made over the last year have helped ramp up their revenue growth. Google is a unique franchise in advertising in both the online world and in the investing world, and we feel that the stock will eventually reflect the full value of that opportunity.

What didn’t work? No central theme united the worst performers: PartyGaming plc, Boston Scientific, Jamdat Mobile Inc., and DIRECTV Group Inc. We purchased PartyGaming plc after it went public in the United Kingdom, and raised funds for the purchase by selling our modestly successful investment in Sportingbet plc. Our rationale was to participate more directly in online poker (PartyGaming plc is a pure play on that industry), versus being diluted by Sportingbet’s more diverse interests. We also felt that Partygaming had a big advantage in that they had the most players, and hence the most interesting tournaments (and pots!). This “liquidity pool” of poker players did not prove to be as much of a competitive advantage as we had hoped, and the company has needed to spend ever-increasing amounts to attract and retain players. Jamdat Mobile suffered through a quarter where organic growth slowed faster than our expectations. One of Jamdat’s major wireless carrier customers, Cingular Wireless, decided to increase their inventory of games from Jamdat competitors and as a result Jamdat titles saw less sell through. Secondly, internal resource constraints at Jamdat pushed back the release of new game titles as the company worked through the integration of a previous acquisition. In addition to the issues specific to the second quarter for Jamdat, we sold Jamdat based on our expectation that, in the long run, the business model may not be able to leverage sales growth into a much higher margin structure and competitive forces may suppress intermediate-term revenue potential.

Boston Scientific has been a long time holding in the Thornburg Core Growth Fund. While we correctly identified the opportunity in the drug eluting stent market prior to Boston Scientific’s Taxus launch, we did a poor job of identifying what

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became unsustainable market share expectations. Released data on the Taxus stent this year has been weaker than data for Johnson & Johnson’s competitive product, the Cypher, and sales have begun to reflect that reality. Furthermore, a number of management missteps have given us less confidence in our long term investment thesis. While Boston’s pipeline continues to look strong, we have sold the position given the uncertainty surrounding the company’s largest product.

At DIRECTV, investors continue to focus on increasing costs to acquire new subscribers. As new technologies, like Personal Video Recorders (i.e. Tivo-like functionality) and High Definition signals, are introduced, the cost of each box is higher. But, we believe that the returns on the increased investment in these new subscribers will be much higher than DIRECTV’s cost of capital. With the advanced functionality, subscribers tend to pay a higher monthly fee and keep the service longer. Further, the acquisition costs are magnified as DIRECTV is growing much faster than its competitors. As new subscribers decrease as a percentage of total subscribers, the strong cash flow generation characteristics of the company should become clearer.

It is important to understand our focus on risk control. Although we hope our statistical risk is low (standard deviation of returns), our focus is on appropriate diversification and stock-specific risk control. “Knowing what you own” is our mantra. Our approach is a balance between diversifying our portfolio and maximizing the impact of individual stock selections.

We seek to control risk by consciously diversifying our portfolio by capitalization range, by sector and within sectors, and by basket (Growth Industry Leaders, Consistent Growth Companies, and Emerging Growth Companies). Moreover, since we focus our research efforts on identifying stock specific risks – knowing the business model, the accounting issues, the competitive, regulatory, and legal risks, and the quality of earnings being generated – we feel we are controlling our risks at the most basic and important place, the individual security level.

Although the outlook for the consumer is discouraging, many other aspects of the market and the economy are encouraging. The consensus forecast is for the S&P 500 Index to grow earnings by 10% this year and 6% next year. In spite of this strong expected business performance, that index is only up 2.76% for the year. Interest rates have increased, but remain low by historical standards. Over the life of the Fund (inception was December of 2000), the returns on Growth Equity asset classes (small, mid-cap, and large) have been negative. History suggests that, at some future point, growth stocks will outperform value stocks. After five years of value outperformance, it is likely that the shift will occur sooner rather than later.

Initial public offerings contributed 2.5% of total return to the Fund during the Fund’s fiscal year. This includes holdings that we continue to own with expectations of generating long-term profits as our investment cases play out.

Our motto is “Core strategies for building wealth.” We believe the Thornburg Core Growth Fund continues to fulfill its mandate as a growth-oriented investment vehicle that can form part of the nucleus of an asset allocation strategy. Our focus is on maximizing long term after-tax returns while controlling risk. We encourage you to learn more about your portfolio. Descriptions of each holding and links to company web sites can be found by pointing your Internet browser to www.thornburg.com/funds. Thank you for investing in the Thornburg Core Growth Fund.

Regards,

Alexander M.V. Motola, CFA
Portfolio Manager

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

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STATEMENT OF ASSETS AND LIABILITIES

Thornburg Core Growth Fund	September 30, 2005

ASSETS
Investments at value (cost $180,310,584)	$212,656,012
Cash	1,969,280
Receivable for fund shares sold	3,986,533
Unrealized gain on forward exchange contracts (Note 7)	221,391
Dividends receivable	4,160
Prepaid expenses and other assets	33,230

Total Assets	218,870,606

LIABILITIES
Payable for securities purchased	9,384,395
Payable for fund shares redeemed	105,395
Unrealized loss on forward exchange contracts (Note 7)	197,859
Payable to investment advisor and other affiliates (Note 3)	192,890
Deferred tax payable	15,264
Accounts payable and accrued expenses	80,948

Total Liabilities	9,976,751

NET ASSETS	$208,893,855

NET ASSETS CONSIST OF:
Distribution in excess of net investment income	$(58,129)
Net unrealized appreciation on investments	32,353,737
Accumulated net realized gain (loss)	4,423,999
Net capital paid in on shares of beneficial interest	172,174,248

$208,893,855

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STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($110,836,478 applicable to 7,800,318 shares of beneficial interest outstanding - Note 4)	$14.21

Maximum sales charge, 4.50% of offering price	0.67

Maximum offering price per share	$14.88

Class C Shares:
Net asset value and offering price per share * ($41,737,264 applicable to 3,061,623 shares of beneficial interest outstanding - Note 4)	$13.63

Class I Shares:
Net asset value, offering and redemption price per share ($49,975,244 applicable to 3,476,945 shares of beneficial interest outstanding - Note 4)	$14.37

Class R1 Shares:
Net asset value, offering and redemption price per share ($6,344,869 applicable to 445,040 shares of beneficial interest outstanding - Note 4)	$14.26

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Thornburg Core Growth Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $ 10,045)	$210,827
Interest income	276,693

Total Income	487,520

EXPENSES:
Investment advisory fees (Note 3)	983,586
Administration fees (Note 3)
Class A Shares	76,182
Class C Shares	27,000
Class I Shares	14,271
Class R1 Shares	1,663
Distribution and service fees (Note 3)
Class A Shares	152,723
Class C Shares	216,567
Class R1 Shares	6,750
Transfer agent fees
Class A Shares	103,795
Class C Shares	33,985
Class I Shares	18,014
Class R1 Shares	2,767
Registration and filing fees
Class A Shares	24,535
Class C Shares	16,814
Class I Shares	8,527
Class R1 Shares	22,979
Custodian fees (Note 3)	74,670
Professional fees	33,864
Accounting fees	9,975
Trustee fees	2,244
Other expenses	61,956

Total Expenses	1,892,867
Less:
Expenses reimbursed by Investment Advisor (Note 3)	(71,218)
Distribution and Service fees waived (Note 3)	(100)
Management fees waived by investment Advisor (Note 3)	(24,743)
Fees paid indirectly (Note 3)	(30,230)

Net Expenses	1,766,576

Net Investment Loss	$(1,279,056)

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Core Growth Fund	Year Ended September 30, 2005

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$6,703,838
Foreign currency transactions	(58,157)

6,645,681

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $ 15,264)	25,124,172
Foreign currency translation	23,533

25,147,705

Net Realized and Unrealized Gain on Investments	31,793,386

Net Increase in Net Assets Resulting From Operations	$30,514,330

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Core Growth Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income (loss)	$(1,279,056)	$(907,261)
Net realized gain (loss) on investments and foreign currency transactions	6,645,681	(69,166)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	25,147,705	3,816,240

Net Increase (Decrease) in Net Assets Resulting from Operations	30,514,330	2,839,813

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	53,496,950	2,225,643
Class C Shares	21,351,328	7,120,528
Class I Shares	20,375,442	21,612,285
Class R1 Shares	5,969,887	14,604

Net Increase in Net Assets	131,707,937	33,812,873

NET ASSETS:
Beginning of year	77,185,918	43,373,045

End of year	$208,893,855	$77,185,918

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Core Growth Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg Core Growth Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I), and Retirement Class (Class R1) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase but bear both a service fee and a distribution fee, and (iv) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining the net asset value of investments, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Options Transactions: The Fund may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount. The writer also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Premiums received/paid from writing/purchasing options are recorded as liabilities/assets on the Statement of Assets and Liabilities, and are subsequently adjusted to current values. The difference between the current value of an option and the premium received/paid is treated as an unrealized gain or loss.

When a purchased option expires on its stipulated expiration date or when a closing transaction is entered into, the premium paid on the purchase of the option is treated by the Fund as a realized loss. When a written option expires on its stipulated expiration date or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (loss if the cost of the closing transaction exceeds the premium received when the option was written).

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses

Certified Annual Report	17

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

realized between the trade and settlement dates on securities transactions and the difference between the amount of interest recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments, of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. For the year ended September 30, 2005, the Advisor voluntarily waived investment advisory fees of $24,743. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2005, the Advisor voluntarily reimbursed certain class specific expenses and administrative fees and distribution fees of $1,015 for Class A shares, $2,252 for Class C shares, $40,812 for Class I shares, and $27,139 for Class R1 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned commissions aggregating $63,900 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $4,236 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective service and distribution plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that

18	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $30,230.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	4,753,098	$62,419,689	2,600,930	$28,184,218
Shares repurchased**	(714,886)	(8,922,739)	(2,423,327)	(25,958,575)

Net Increase (Decrease)	4,038,212	$53,496,950	177,603	$2,225,643

**      The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and year ended September 30, 2004, $3,423 and $19,941, respectively, were netted in the amount reported for shares repurchased.

Class C Shares
Shares sold	1,892,754	$24,074,650	872,281	$9,164,316
Shares repurchased	(228,812)	(2,723,322)	(199,986)	(2,043,788)

Net Increase (Decrease)	1,663,942	$21,351,328	672,295	$7,120,528

Class I Shares*
Shares sold	1,588,545	$21,467,761	2,027,702	$22,189,316
Shares repurchased **	(85,287)	(1,092,319)	(54,015)	(577,031)

Net Increase (Decrease)	1,503,258	$20,375,442	1,973,687	$21,612,285

*        Effective date of Class I shares was November 1, 2003.

**      The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and the year ended September 30, 2004, $344 and $474, respectively, were netted in the amount reported for shares repurchased.

Class R1 Shares
Shares sold	490,525	$6,601,537	1,444	$14,629
Shares repurchased	(46,935)	(631,650)	(2)	(25)

Net Increase (Decrease)	443,590	$5,969,887	1,442	$14,604

Certified Annual Report	19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $221,651,351 and $127,016,852, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$180,335,944

Gross unrealized appreciation on a tax basis	$33,022,463
Gross unrealized depreciation on a tax basis	(843,871)

Net unrealized appreciation (depreciation) on investments (tax basis)	$32,320,068

Distributable earnings – capital gains	$4,423,505

At September 30, 2005, the Fund did not have any undistributed ordinary net income.

At September 30, 2005, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2004 of $58,129. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

The Fund utilized $1,343,924 of its capital loss carry forward during the year ended September 30, 2005.

In order to account for permanent book/tax differences, the Fund decreased net capital paid in on shares of beneficial interest by $1,294,709, increased accumulated net realized investment gain by $66,236, and decreased overdistribution of net investment income (loss) by $1,228,473. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from net operating loss and currency gains.

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2005, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

20	Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

CONTRACTS TO SELL:

Contracts		Contract Value Date	Market Value
2,200,000	Pound Sterling for 3,861,389 USD	January 18, 2006	$(26,971)

Unrealized loss from forward exchange contracts:			(26,971)

2,570,000	Swiss Franc for 2,024,260 USD	January 18, 2006	10,393
3,175,000	Euro Dollar for 3,873,024 USD	January 18, 2006	22,187
4,285,000	Euro Dollar for 5,333,771 USD	January 18, 2006	136,657
5,700,000,000	Korean Won for 5,520,581 USD	January 18, 2006	49,386

Unrealized gain from forward exchange contracts:			218,623

Net unrealized gain (loss) from forward Sell contracts:			$191,652

CONTRACTS TO BUY:

Contracts		Contract Value Date	Market Value
750,000	Euro Dollar for 916,275 USD	January 18, 2006	$(6,629)
2,200,000	Pound Sterling for 4,052,620 USD	January 18, 2006	(164,259)

Unrealized loss from forward exchange contracts:			(170,888)

860,000	Euro Dollar for 1,040,293 USD	January 18, 2006	2,768

Unrealized gain from forward exchange contracts:			2,768

Net unrealized gain (loss) from forward Buy contracts:			$(168,120)

Net unrealized gain (loss) from forward Exchange contracts:			$23,532

Certified Annual Report	21

FINANCIAL HIGHLIGHTS

    Thornburg Core Growth Fund

	Year Ended September 30, 2005	Period Ended September 30, 2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+
Net asset value, beginning of period	$10.93	$10.87

Income from investment operations:
Net investment income (loss)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	3.51	0.14

Total from investment operations	3.44	0.06

Change in net asset value	3.44	0.06
NET ASSET VALUE, end of period	$14.37	$10.93

RATIOS/SUPPLEMENTAL DATA

Total return (a)	31.47%	0.55%
Ratios to average net assets:
Net investment income (loss)	(0.55)%	(0.74	)%(b)
Expenses, after expense reductions	1.02%	1.00	%(b)
Expenses, after expense reductions and net of custody credits	0.99%	0.99	%(b)
Expenses, before expense reductions	1.15%	1.31	%(b)
Portfolio turnover rate	115.37%	108.50%
Net assets at end of period (000)	$49,975	$21,578

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

+	Based on weighted average shares outstanding.

22	Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-582, CLASS C - 885-215-574, CLASS I - 885-215-475, CLASS R1 - 885-215-517

NASDAQ SYMBOLS: CLASS A - THCGX, CLASS C - TCGCX, CLASS I - THIGX, CLASS R1 - THCRX

	Shares/ Principal Amount	Value
COMMON STOCK — 97.01%
CONSUMER DURABLES & APPAREL — 1.65%
TEXTILES, APPAREL & LUXURY GOODS — 1.65%
Coach, Inc.+	109,700	$3,440,192

		3,440,192

CONSUMER SERVICES — 1.66%
HOTELS RESTAURANTS & LEISURE — 1.66%
Life Time Fitness Inc.+	104,900	3,476,386

		3,476,386

DIVERSIFIED FINANCIALS — 5.79%
CAPITAL MARKETS — 2.45%
Affiliated Managers Group Inc.+	70,775	5,125,525
DIVERSIFIED FINANCIAL SERVICES — 3.34%
Chicago Mercantile Exchange Co.	20,672	6,972,666

		12,098,191

ENERGY — 8.43%
ENERGY EQUIPMENT & SERVICES — 2.77%
Patterson Uti Energy, Inc.	160,400	5,787,232
OIL, GAS & CONSUMABLE FUELS — 5.66%
ATP Oil & Gas Corp.+	169,500	5,566,380
Cimarex Energy Co.+	138,000	6,255,540

		17,609,152

FOOD & STAPLES RETAILING — 2.31%
FOOD & STAPLES RETAILING — 2.31%
FuJi Food & Catering	4,259,000	4,831,693

		4,831,693

HEALTH CARE EQUIPMENT & SERVICES — 17.19%
HEALTH CARE EQUIPMENT & SUPPLIES — 7.35%
Cytyc Corp.+	264,600	7,104,510
Kyphon, Inc.+	103,200	4,534,608
Lifecell Corp.+	172,200	3,724,686

Certified Annual Report	23

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

	Shares/ Principal Amount	Value
HEALTH CARE PROVIDERS & SERVICES — 9.84%
Caremark Rx Inc.+	134,671	$6,724,123
UnitedHealth Group Inc.	124,150	6,977,230
WellPoint Inc.+	90,400	6,854,128

		35,919,285

MEDIA — 10.64%
MEDIA — 10.64%
DIRECTV Group Inc.+	392,100	5,873,658
Focus Media Holdings Ltd.ADR+	166,800	4,460,232
Getty Images, Inc.+	68,730	5,913,529
Imax Corp.+	574,167	5,988,562

		22,235,981

PHARMACEUTICALS & BIOTECHNOLOGY — 9.63%
BIOTECHNOLOGY — 3.69%
Gilead Sciences Inc.+	158,050	7,706,518
PHARMACEUTICALS — 5.94%
Johnson & Johnson	81,325	5,146,246
Sanofi-Aventis	87,500	7,253,640

		20,106,404

RETAILING — 2.96%
INTERNET & CATALOG RETAIL — 2.96%
CJ Home Shopping Co. Ltd.	68,900	6,179,520

		6,179,520

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.72%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.72%
Austriamicrosystems AG+	52,000	2,418,464
Cymer Inc.+	87,700	2,746,764
Microtune, Inc.+	753,138	4,692,050

		9,857,278

SOFTWARE & SERVICES — 19.45%
INTERNET SOFTWARE & SERVICES — 4.90%
Google Inc.+	32,350	10,237,481
IT SERVICES — 2.69%
Satyam Computer	441,500	5,624,067

24	Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

	Shares/ Principal Amount	Value
SOFTWARE — 11.86%
Amdocs Ltd.+	286,025	$7,931,473
Check Point Software Technologies Ltd.+	295,700	7,191,424
Microsoft Corp.	375,100	9,651,323

		40,635,768

TECHNOLOGY HARDWARE & EQUIPMENT — 4.06%
COMPUTERS & PERIPHERALS — 4.06%
Apple Computer, Inc.+	158,100	8,475,741

		8,475,741

TELECOMMUNICATION SERVICES — 5.19%
WIRELESS TELECOMMUNICATION SERVICES — 5.19%
Leap Wireless International, Inc.+	149,400	5,258,880
NII Holdings Inc.+	66,110	5,582,989

		10,841,869

TRANSPORTATION — 1.59%
TRANSPORTATION INFRASTRUCTURE — 1.59%
Shenzhen Chiwan Wharf Holdings Ltd.	2,114,916	3,323,578

		3,323,578

UTILITIES — 1.74%
INDUSTRIAL POWER PRODUCTION / ENERGY TRADING — 1.74%
Ormat Technologies Inc.	163,900	3,627,107

		3,627,107

TOTAL COMMON STOCK (Cost $170,312,718)		202,658,145

Certified Annual Report	25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005

	Shares/ Principal Amount	Value
SHORT TERM INVESTMENTS — 4.79%
UBS Finance, 3.84%, 10/3/2005	$10,000,000	$9,997,866

TOTAL SHORT TERM INVESTMENTS (Cost $ 9,997,866)		9,997,866

TOTAL INVESTMENTS — 101.80% (COST $ 180,310,584)		$212,656,012
LIABILITIES NET OF OTHER ASSETS — (1.80)%		(3,762,157)

NET ASSETS — 100.00%		$208,893,855

Footnote Legend

See notes to financial statements.

+	Non-income producing

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR   American Depository Receipt

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/05

Software & Services	19.5%
Health Care Equipment & Services	17.2%
Media	10.6%
Pharmaceutical & Biotechnology	9.6%
Energy	8.4%
Diversified Financials	5.8%
Telecommunication Services	5.2%
Semiconductors and Semiconductor Equip	4.7%
Technology Hardware & Equipment	4.1%
Retailing	3.0%
Food & Staples Retail	2.3%
Utilities	1.7%
Consumer Services	1.7%
Consumer Durables & Apparel	1.6%
Transportation	1.6%
Other Assets & Cash Equivalents	3.0%

26	Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Core Growth Fund

To the Trustees and Class I Shareholders of

Thornburg Core Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

Certified Annual Report	27

EXPENSE EXAMPLE

Thornburg Core Growth Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 90-day redemption fee on Class I shares;

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05–9/30/05
Class I Shares
Actual	$1,000.00	$1,166.40	$5.38
Hypothetical*	$1,000.00	$1,020.11	$5.01

†	Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

28	Certified Annual Report

INDEX COMPARISON

Thornburg Core Growth Fund	September 30, 2005 (Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Core Growth Fund versus NASDAQ Composite Index (November 3, 2003 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2005

	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	31.47%	15.74%
NASDAQ Composite Index
(Since: 11/3/03)	14.19%	6.38%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 90-day redemption fee.

The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Annual Report	29

TRUSTEES AND OFFICERS

Thornburg Core Growth Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A.Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D.Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

30	Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Certified Annual Report	31

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Core Growth Fund	September 30, 2005 (Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

32	Certified Annual Report

OTHER INFORMATION

Thornburg Core Growth Fund	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Core Growth Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other broadly similar mutual funds and broad based securities indices, the Fund’s investment performance over different periods of time, the Fund’s total returns in rising and declining markets compared to total returns of a broad based securities index, measures of relative portfolio risk, and related factors. The Trustees noted in comparing the Fund with other mutual funds and to indices that the value of such comparisons may be limited because the Fund’s investment approach, and the selection of its portfolio securities, are unique or differ in considerable degree from the characteristics of other funds and indices. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments and the Fund’s investment performance. The Trustees noted in this regard the Fund’s exceptional investment performance in most periods as compared to broad based securities indices and categories of mutual funds selected by independent mutual fund analyst firms.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance

Certified Annual Report	33

OTHER INFORMATION, CONTINUED

Thornburg Core Growth Fund	September 30, 2005 (Unaudited)

and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, the Advisor’s waiver of a portion of its fee, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients of the Advisor and the differing types of services furnished to the Fund and the other clients. The Trustees noted that the Fund’s management fee was somewhat higher than the average and median fee rates for a group of multi-cap growth equity funds selected by an independent analyst firm, but that the overall expense ratio of the Fund was comparable to the average and median expense ratios for the same group of mutual funds. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by other funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund may reasonably be expected to realize economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor, and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

34	Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

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Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report.	39

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Core Strategies for Building Wealth

Thornburg Investment Income Builder Fund

Informational Brochure and Annual Report – September 30, 2005

Current stream of income plus potential for growth.

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund invests primarily in companies (both in the U.S. and abroad) that pay dividends and, in the opinion of Thornburg Investment Management, that show the capacity to increase them. To provide additional income, the Fund also invests in bonds and hybrid securities.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2 This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 9, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds have ranked well within their respective categories.

The Thornburg equity funds employ a comprehensive approach which is more inclusive than the traditional deep value or high growth approach to stock selection. Within the Thornburg Value Fund and the Thornburg International Value Fund, the portfolios’ securities are classified into three baskets: basic value stocks, stocks of companies with consistent earnings, and stocks of emerging franchises. Thornburg Core Growth Fund’s holdings are classified into similar baskets: growth industry leaders, consistent growth companies, and emerging growth companies. After being identified through bottom-up screening from a worldwide universe, all stocks are subject to a rigorous selection process that must satisfy the Thornburg investment team’s two fundamental criteria: in the opinion of the portfolio manager, the companies must be selling at attractive discounts to intrinsic value and have compelling prospects for long-term growth. You can read much more about the stocks in your Fund’s portfolio at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short- and intermediate-bond maturities seeking to provide both an attractive return and relative stability of principal.

Recently, there has been a lot of news about improper behavior by some mutual fund companies. Many of the proposed new rules in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of those new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimal amount. After all, we are shareholders too! Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg Chairman & CEO

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The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

S&P 500 Index Payout Ratio (January 1940 to October 2005)

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. By long-term historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

Corporate Willingness to Pay Dividends is Improving

Percentage of Companies Paying Dividends

in Russell 1000 Index (December 1979 to December 2004)

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that subsequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

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Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

S&P 500 Index Average Yield vs. Annual Dividends from a One-

Time $10,000 Investment in the Index (Dividends not Reinvested)

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

In the (large cap) Russell 1000 Index, 73% of the top 100 dividend payers are either real estate investment trusts (REITs) or utilities. In the (small cap) Russell 2000 Index, 78% of the top 100 dividend-yielding stocks are either REITs or utilities. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

The Top 100 Dividend Yields

	Russell 1000 Index	Russell 2000 Index
REITs	45%	69%
Utilities	28%	9%
Banks	7%	1%
Other Financials	4%	5%
Consumer Staples	5%	3%
Telecommunications	4%	0%
Materials	2%	5%
Health Care	1%	1%
Consumer Discretionary	4%	6%
Industrials	0%	0%
Energy	0%	1%
Technology	0%	0%

Source: Baseline, as of December 31, 2004; (Numbers may not add to 100% due to rounding.)

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The Dividend Landscape

Continued

Global Diversification Can Improve the Portfolio Yield

Average Dividend Yields and Payout Ratios

of Markets Around the Globe

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the REIT and utility sectors, we diversify the Thornburg Investment Income Builder Fund into some foreign dividend-paying stocks to try to take advantage of these opportunities.

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Important Information

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations.

As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The value of a bond will fluctuate relative to changes in interest rates; as interest rates rise, the overall price of bonds fall. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Performance data given at net asset value (NAV) does not take into account the applicable sales charges. If the sales charges had been included, the performance would have been lower.

Glossary

Blended Index – The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International World Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 1,600 companies from 22 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market, without regard to company size.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Weighted Average Coupon – Coupon refers to the rate of interest paid on a bond, usually expressed as a percent of its par value. A fund’s weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio and taking the average.

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Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

The maximum sales charge for Class A shares is 4.50%. A shares are subject to a 1% 90-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Steven Bohlin, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Wendy Trevisani, Lewis Kaufman, Ed Maran, Vin Walden, and Lei Wang.

PORTFOLIO COMPOSITION

As of 9/30/05

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the U.S. tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

100% of 2004 and 2003’s dividend payments qualified for the lower 15% tax rate on stock dividends. (There is no guarantee that this will be the case for future dividends.)

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		Total
Class A Shares
2005	11.0	¢	13.6	¢	17.4	¢	N/A		N/A
2004	10.2	¢	12.5	¢	15.0	¢	21.8	¢	59.5	¢
2003	9.2	¢	11.2	¢	12.4	¢	17.5	¢	50.3	¢
Class C Shares
2005	9.1	¢	11.7	¢	15.6	¢	N/A		N/A
2004	8.4	¢	10.9	¢	13.7	¢	20.2	¢	53.2	¢
2003	8.3	¢	9.5	¢	10.4	¢	15.9	¢	44.1	¢

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Equity Portfolio P/E	13.4	x
Median Market Cap	$17.9	B
Equity Holdings	54
Fixed Income Statistics
Weighted Average Coupon	5.07%
Average Credit Quality	A-
Average Maturity	3.2 yrs
Duration	1.2 yrs
Bond Holdings	31

TOP TEN HOLDINGS
General Electric Co.	3.4%
Dominion Resources Inc.	3.2%
Pfizer Inc.	3.2%
Altria Group Inc.	3.2%
Canadian Oil Sands Trust	3.1%
Host Marriott Corp.	3.1%
ENI S.p.A.	3.0%
GlaxoSmithKline plc	3.0%
Vodafone Group plc	2.9%
BP Amoco ADR	2.9%

AVERAGE ANNUAL TOTAL RETURNS*

For periods ending September 30, 2005

	3Q ’05	1 Yr	Since Inception
A Shares (Incep: 12/24/02)
Without Sales Charge	3.93%	19.21%	19.94%
With Sales Charge	(0.75)%	13.81%	17.97%
Blended Index** (Since: 12/31/02)	4.94%	14.70%	15.25%

*	Periods under one year are not annualized.

**	Blended Index: 75% MSCI World/25% Lehman Brothers Aggregate

8 This page is not part of the Annual Report.

The investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will grow, subject to periodic fluctuations, over the years. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms, change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 9/30/05

Energy	15.6%
Diversified Financials	13.7%
Banks	9.4%
Utilities	8.7%
Telecommunication Services	8.5%
Pharmaceuticals & Biotechnology	7.4%
Real Estate	5.8%
Transportation	4.5%
Food Beverage & Tobacco	4.2%
Capital Goods	3.4%

TOP TEN INDUSTRIES As of 6/30/05

Diversified Financials	14.6%
Energy	14.5%
Banks	10.6%
Telecommunication Services	9.7%
Utilities	8.4%
Pharmaceuticals & Biotechnology	6.2%
Transportation	5.4%
Materials	5.1%
Real Estate	4.4%
Food Beverage & Tobacco	2.9%

TOP TEN INDUSTRIES As of 3/31/05

14.8%
Banks	14.8%
Energy	11.8%
Telecommunication Services	9.0%
Utilities	7.8%
Pharmaceuticals & Biotechnology	7.1%
Transportation	5.8%
Food & Staples Retailing	4.8%
Materials	3.8%
Food Beverage & Tobacco	3.4%

TOP TEN INDUSTRIES As of 12/31/04

Banks	15.0%
Diversified Financials	11.6%
Pharmaceuticals & Biotechnology	8.9%
Energy	7.3%
Transportation	7.0%
Telecommunication Services	6.5%
Food Beverage & Tobacco	6.1%
Utilities	5.6%
Insurance	4.5%
Food & Staples Retailing	3.9%

This page is not part of the Annual Report. 9

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10 This page is not part of the Annual Report.

Thornburg Investment Income Builder Fund

September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report 11

Letter to Shareholders

October 17, 2005

Dear Fellow Shareholder:

Recall that the objective of Thornburg Investment Income Builder Fund is to pay attractive, growing dividends to shareholders. As a byproduct of achieving this, we also aim to generate capital appreciation of the share price over time. (There is no guarantee that these objectives will be met.) Following are the quarterly dividends paid by your Fund in the fiscal year that ended on September 30, 2005:

	Dec. 04 Qtr.		March 05 Qtr.		June 05 Qtr.		Sept. 05 Qtr.		Fiscal Year 05 Total
A Shares	21.8	¢	11.0	¢	13.6	¢	17.4	¢	63.8	¢
C Shares	20.2	¢	9.1	¢	11.7	¢	15.6	¢	56.7	¢

Dividends paid to both A and C shares during the fiscal year increased by more than 15% over prior year levels. We expect that at least 85% of the regular quarterly dividends paid by your Fund this year will qualify for the 15% tax rate for individual taxpayers on “qualifying dividends.” We also expect to pay a capital gains dividend (1% to 2% of net asset value) in November 2005. The net asset values (NAV) of the A and C shares ended the fiscal period at $17.93 and $17.95, respectively, having increased by $2.33 each since September 30, 2004. On September 30, 2005, your Fund owned 54 stocks, comprising 90% of your portfolio. You also held 30 different bonds and cash equivalents with a weighted average duration of 1.2 years.

Firms in a broad range of industries contributed to the solid return of your Fund in the last six months, but three of our top five performers were oil & gas businesses. Integrated oil & gas producers Marathon Oil Corp., ChevronTexaco Corp., and ENI S.p.A. were joined by Dominion Resources Inc. (utility, with significant gas production) and Hong Kong Exchanges & Clearing Ltd. (equity exchange) as the top five performers for the period. The performance of these stocks is not surprising, given that the price of crude oil averaged almost $58/barrel over the last six months. Hong Kong Exchanges benefited from good equity trading volumes and new listings.

PPG Industries Inc. (chemicals), Dow Chemical Co. (chemicals), Telecom Italia Mobile (telecommunication services), Kingfisher plc (home improvement retailer, mostly United Kingdom and France), and Tesco plc (food & general merchandise retailer, mostly United Kingdom) were our weakest portfolio performers. The underlying businesses of each of these except Tesco exhibited weakness, relative to expectations. For the chemicals businesses, high energy input costs could not be fully offset. Most consumer- dependent businesses in the United Kingdom have shown weakness due to high housing costs, rising interest rates, and rising energy costs – perhaps a preview of what is in store for similar businesses in the United States in the coming year. On average, your portfolio companies have increased their earnings and dividends over the last year by around 12% and 11%, respectively.

Our exposure to foreign currencies via the non-U.S. stocks in your portfolio was a small negative during the fiscal year. The fact that we hedged this risk by buying dollars for future delivery mitigated the currency risk in euros and British pounds. Your Fund’s most significant industry exposures as of September 30, 2005 are listed on page 33. Banking and diversified financial services firms continue to be important weightings in your portfolio, though we reduced these weightings during the year. Here, we have tried to focus on dividend paying beneficiaries of rising interest rates. Senior oil company executives have told us that their assumed oil prices when evaluating new projects remain in the $20-$30 per barrel range (less than 50% of today’s price). This indicates continuing under-investment in energy exploration & development, which should help sustain generally higher energy prices than we observed prior to 2004. We are conscious of the fact that energy use may stall in an environment of higher prices and slower economic growth. Increasing energy consumption in emerging economies may offset demand destruction in more mature economies. We continued to own selected

12 Certified Annual Report

firms in the growing, cash-generative mobile telecommunication services sector, and we expect rising hotel room rates to lead to significant dividend increases from the hotel REITs in your portfolio.

We remain optimistic about the backdrop for success of our investment program, due to ongoing improvements in corporate ability and willingness to pay dividends. The 15% tax rate on dividend income is important icing on the cake. Ability to pay is determined by revenues, earnings, and cash flows after expenses of operating the business. Looking at the broad U.S. market, year-over-year revenue growth of public companies (as represented by the S&P 1500 Index) increased at 12%, and operating earnings per share grew 11%, according to the corporate data service Baseline. Net profit margins have reached historic highs, though there are increasing signs that these will fall in coming quarters. In general, firms outside the U.S. show similar trends. Balance sheets have generally improved, as indicated by Moody’s report of declines in the default rate of below-investment-grade bond issues. We doubt that company revenues and earnings can continue to increase at such high multiples of GDP growth. Costs are increasing for most firms, and many of these have limited ability to pass higher costs through while maintaining unit sales volumes.

Willingness to pay, determined by the behavior of corporate executives and boards, also seems to be improving, but progress is slow. The dividend per unit of the S&P 500 Index increased from $3.14 in 1970 to an expected level of around $22 in 2005. We believe the period of stupid acquisitions, dishonest accounting, and blind pursuit of profitless revenue growth has yielded (for a while) to a more constructive mindset, focusing on profitability. There is considerable room for further dividend improvement. The ratio of dividend payments (around $22) to earnings (around $74) for the S&P 500 Index portfolio is below 30%. Many firms should be able to pay out 50% of earnings, or more, to shareholders. Financial discipline is at least as constructive for CEOs as it is for teenagers, and paying good dividends reinforces capital discipline in a company.

Your Fund’s investments are reported to you in the latter pages of this report. You can read more about the equity investments in your Fund by going to our web site, www.thornburg.com/funds. (If you do not have internet access, please call us at 800-847-0200. We will print and mail you a copy of this). Thank you for your support, and best wishes.

Sincerely,

Brian McMahon	Brad Kinkelaar	Steven J. Bohlin
President & Chief Investment Officer	Managing Director	Managing Director

*	75% MSCI World and 25% Lehman Brothers Aggregate, see page 36 for complete description of index.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report 13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2005

ASSETS
Investments at value (cost $886,105,687)	$966,889,083
Cash	1,019,008
Receivable for investments sold	35,461,645
Receivable for fund shares sold	9,236,502
Unrealized gain on forward exchange contracts (Note 7)	2,210,570
Dividends receivable	4,949,133
Interest receivable	705,216
Prepaid expenses and other assets	21,049

Total Assets	1,020,492,206

LIABILITIES
Payable for securities purchased	32,321,353
Payable for fund shares redeemed	753,745
Unrealized loss on forward exchange contracts (Note 7)	917,380
Payable to investment advisor and other affiliates (Note 3)	968,346
Deferred tax payable	306,966
Accounts payable and accrued expenses	309,199
Dividends payable	2,121,867

Total Liabilities	37,698,856

NET ASSETS	$982,793,350

NET ASSETS CONSIST OF:
Undistributed net investment income	$6,877,895
Net unrealized appreciation on investments	81,699,931
Accumulated net realized gain (loss)	16,739,017
Net capital paid in on shares of beneficial interest	877,476,507

$982,793,350

14 Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($515,914,934 applicable to 28,766,763 shares of beneficial interest outstanding - Note 4)	$17.93
Maximum sales charge, 4.50% of offering price	0.84

Maximum offering price per share	$18.77

Class C Shares:
Net asset value and offering price per share* ($337,488,577 applicable to 18,802,005 shares of beneficial interest outstanding - Note 4)	$17.95

Class I Shares:
Net asset value, offering and redemption price per share ($129,110,166 applicable to 7,158,934 shares of beneficial interest outstanding - Note 4)	$18.03

Class R1 Shares:
Net asset value, offering and redemption price per share ($279,673 applicable to 15,594 shares of beneficial interest outstanding - Note 4)	$17.93

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report 15

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $1,611,046)	$33,859,526
Interest income	4,170,400

Total Income	38,029,926

EXPENSES:
Investment advisory fees (Note 3)	5,707,419
Administration fees (Note 3)
Class A Shares	448,565
Class C Shares	286,400
Class I Shares	37,132
Class R1 Shares	95
Distribution and service fees (Note 3)
Class A Shares	904,397
Class C Shares	2,312,023
Class R1 Shares	388
Transfer agent fees
Class A Shares	368,300
Class C Shares	248,065
Class I Shares	41,351
Class R1 Shares	7,451
Registration and filing fees
Class A Shares	87,951
Class C Shares	50,860
Class I Shares	15,389
Class R1 Shares	13,446
Custodian fees (Note 3)	361,112
Professional fees	64,571
Accounting fees	54,370
Trustee fees	14,720
Other expenses	202,556

Total Expenses	11,226,561

Less:
Expenses reimbursed by Investment Advisor (Note 3)	(856,138)
Fees paid indirectly (Note 3)	(35,262)

Net Expenses	10,335,161

Net Investment Income	$27,694,765

16 Certified Annual Report

STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2005

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$16,634,596
Foreign currency transactions	2,574,289

19,208,885

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $256,669)	54,638,518
Foreign currency translations	2,174,174

56,812,692

Net Realized and Unrealized Gain	76,021,577

Net Increase in Net Assets Resulting From Operations	$103,716,342

See notes to financial statements.

Certified Annual Report 17

STATEMENTS OF CHANGES IN NET ASSETS

    Thornburg Investment Income Builder Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income	$27,694,765	$12,099,404
Net realized gain (loss) on investments and foreign currency	19,208,885	(3,417,913)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	56,812,692	21,451,937

Net Increase (Decrease) in Net Assets Resulting from Operations	103,716,342	30,133,428

DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(13,160,919)	(5,486,221)
Class C Shares	(7,462,307)	(2,936,820)
Class I Shares	(2,791,906)	(641,652)
Class R1 Shares	(2,854)	0
From realized gains
Class A Shares	(11,306)	0
Class C Shares	(7,266)	0
Class I Shares	(1,756)	0

FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	247,700,405	138,687,397
Class C Shares	166,392,249	96,221,064
Class I Shares	87,260,594	32,217,399
Class R1 Shares	271,714	0

Net Increase in Net Assets	581,902,990	288,194,595

NET ASSETS:
Beginning of year	400,890,360	112,695,765

End of year	$982,793,350	$400,890,360

See notes to financial statements.

18 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily stocks and bonds.

The Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I) and Retirement Class (Class R1) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining the net asset value of investments, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments, of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Certified Annual Report	19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and, therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2005, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $762,635 for Class C shares, $72,530 for Class I shares, and $20,973 for Class R1 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned commissions aggregating $414,982 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $28,778 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $35,262.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

20 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Sales of Class R1 shares commenced February 1, 2005. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	15,824,625	$272,463,968	10,579,300	$160,956,212
Shares issued to shareholders in reinvestment of dividends	582,139	10,174,628	283,535	4,388,856
Shares repurchased**	(2,029,458)	(34,938,191)	(1,780,207)	(26,657,671)

Net Increase (Decrease)	14,377,306	$247,700,405	9,082,628	$138,687,397

**     The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and year ended September 30, 2004, $25,676 and $33,971, respectively, were netted in the amount reported for shares repurchased.

Class C Shares
Shares sold	10,240,222	$176,652,670	6,542,027	$100,023,227
Shares issued to shareholders in reinvestment of dividends	278,319	4,873,053	120,816	1,873,063
Shares repurchased	(878,803)	(15,133,474)	(372,748)	(5,675,226)

Net Increase (Decrease)	9,639,738	$166,392,249	6,290,095	$96,221,064

Class I Shares
Shares sold	5,095,258	$88,334,328	2,128,882	$32,252,605
Shares issued to shareholders in reinvestment of dividends	133,505	2,350,289	36,925	573,313
Shares repurchased **	(195,879)	(3,424,023)	(39,757)	(608,519)

Net Increase (Decrease)	5,032,884	$87,260,594	2,126,050	$32,217,399

**     The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and year ended September 30, 2004, $4,932 and $1,717, respectively, were netted in the amount reported for shares repurchased.

Class R1 Shares*
Shares sold	15,475	$269,569	—	$—
Shares issued to shareholders in reinvestment of dividends	159	2,832	—	—
Shares repurchased	(40)	(687)	—	—

Net Increase (Decrease)	15,594	$271,714	—	$—

*	Effective date of Class R1 shares was February 1, 2005.

Certified Annual Report 21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,000,751,622 and $497,543,249, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$890,454,430

Gross unrealized appreciation on a tax basis	$86,292,475
Gross unrealized depreciation on a tax basis	(9,857,822)

Net unrealized appreciation (depreciation) on investments (tax basis)	$76,434,653

Distributable earnings – ordinary income	$12,989,103
Distributable earnings – capital gains	$16,386,212

At September 30, 2005, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2004 of $143,354. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $437,174 and increased accumulated net realized gain by $437,174. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency transactions, investments in REITs, and partnerships.

The tax character of distributions paid during the year ended September 30, 2005, and September 30, 2004, was as follows:

	2005	2004
Distributions from:
Ordinary income	$23,435,475	$9,064,693
Distributable capital gains	2,839	—

Total	$23,438,314	$9,064,693

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2005, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

CONTRACTS TO SELL:

Contracts		Contract Value Date	Market Value
25,000,000	Euro Dollar for 30,125,000 USD	January 11, 2006	$(184,018)
25,000,000	Greater British Pound for 43,452,500 USD	January 11, 2006	(733,362)

Unrealized loss from forward exchange contracts:			(917,380)

16,700,000	Euro Dollar for 21,540,495 USD	November 14, 2005	1,358,552
16,000,000	Euro Dollar for 20,204,800 USD	November 30, 2005	852,018

Unrealized gain from forward exchange contracts:			2,210,570

Net unrealized gain (loss) from forward Exchange contracts			$1,293,190

22 Certified Annual Report

FINANCIAL HIGHLIGHTS

    Thornburg Investment Income Builder Fund

	Year Ended September 30,		Period Ended September 30,
	2005	2004	2003(c)
Class A Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$15.60	$13.77	$11.94

Income from investment operations:
Net investment income	0.73	0.72	0.56
Net realized and unrealized gain (loss) on investments	2.24	1.66	1.60

Total from investment operations	2.97	2.38	2.16

Less dividends from:
Net investment income	(0.64)	(0.55)	(0.33)

Change in net asset value	2.33	1.83	1.83
NET ASSET VALUE, end of period	$17.93	$15.60	$13.77

RATIOS/SUPPLEMENTAL DATA
Total return(a)	19.21%	17.40%	18.25%
Ratios to average net assets:
Net investment income	4.26%	4.72%	5.65	%(b)
Expenses, after expense reductions	1.47%	1.50%	1.61	%(b)
Expenses, after expense reductions and net of custody credits	1.47%	1.49%	1.60	%(b)
Expenses, before expense reductions	1.47%	1.50%	1.74	%(b)

Portfolio turnover rate	76.76%	109.21%	52.10%

Net assets at end of period (000)	$515,915	$224,522	$73,083

(a)	Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.

(b)	Annualized.

(c)	Fund commenced operations on December 24, 2002.

+	Based on weighted average shares outstanding.

Certified Annual Report 23

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Year Ended September 30,		Period Ended September 30, 2003(c)
	2005	2004
Class C Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$15.62	$13.79	$11.94

Income from investment operations:
Net investment income	0.66	0.66	0.51
Net realized and unrealized gain (loss) on investments	2.24	1.66	1.62

Total from investment operations	2.90	2.32	2.13

Less dividends from:
Net investment income	(0.57)	(0.49)	(0.28)

Change in net asset value	2.33	1.83	1.85

NET ASSET VALUE, end of period	$17.95	$15.62	$13.79

RATIOS/SUPPLEMENTAL DATA

Total return(a)	18.70%	16.89%	18.01%
Ratios to average net assets:
Net investment income	3.84%	4.33%	5.10	%(b)
Expenses, after expense reductions	1.90%	1.89%	1.91	%(b)
Expenses, after expense reductions and net of custody credits	1.89%	1.89%	1.90	%(b)
Expenses, before expense reductions	2.23%	2.25%	2.55	%(b)

Portfolio turnover rate	76.76%	109.21%	52.10%

Net assets at end of period (000)	$337,489	$143,122	$39,613

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Fund commenced operations on December 24, 2002.

+	Based on weighted average shares outstanding.

24 Certified Annual Report

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Year Ended September 30, 2005	Period Ended September 30, 2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$15.64	$14.45

Income from investment operations:
Net investment income (loss)	0.84	0.74
Net realized and unrealized gain (loss) on investments	2.22	1.01

Total from investment operations	3.06	1.75

Less dividends from:
Net investment income	(0.67)	(0.56)

Change in net asset value	2.39	1.19
NET ASSET VALUE, end of period	$18.03	$15.64

RATIOS/SUPPLEMENTAL DATA
Total return(a)	19.73%	12.19%
Ratios to average net assets:
Net investment income (loss)	4.86%	5.33	%(b)
Expenses, after expense reductions	1.00%	0.99	%(b)
Expenses, after expense reductions and net of custody credits	0.99%	0.99	%(b)
Expenses, before expense reductions	1.09%	1.21	%(b)

Portfolio turnover rate	76.76%	109.21%

Net assets at end of period (000)	$129,110	$33,247

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

+	Based on weighted average shares outstanding.

Certified Annual Report 25

FINANCIAL HIGHLIGHTS, CONTINUED

Thornburg Investment Income Builder Fund

	Period Ended September 30, 2005(c)
Class R1 Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$16.98

Income from investment operations:
Net investment income	0.50
Net realized and unrealized gain (loss) on investments	0.79

Total from investment operations	1.29

Less dividends from:
Net investment income	(0.34)

Change in net asset value	0.95
NET ASSET VALUE, end of period	$17.93

RATIOS/SUPPLEMENTAL DATA

Total return(a)	7.67%
Ratios to average net assets:
Net investment income	4.27	%(b)
Expenses, after expense reductions	1.50	%(b)
Expenses, after expense reductions and net of custody credits	1.49	%(b)
Expenses, before expense reductions	28.93	%(b)†

Portfolio turnover rate	76.76%

Net assets at end of period (000)	$280

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class R1 Shares was February 1, 2005.

†	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

+	Based on weighted average shares outstanding.

26 Certified Annual Report

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-558, CLASS C - 885-215-541, CLASS I - 885-215-467, CLASS R1 - 885-215-384 NASDAQ SYMBOLS: CLASS A - TIBAX, CLASS C - TIBCX, CLASS I - TIBIX, CLASS R1 - TIBRX

	Shares/ Principal Amount	Value
COMMON STOCK — 88.02%
AUTOMOBILES & COMPONENTS — 0.86%
AUTOMOBILES — 0.86%
Hero Honda Motors Ltd.	500,000	$8,438,531

		8,438,531

BANKS — 8.18%
COMMERCIAL BANKS — 8.18%
Bank of America Corp.	420,000	17,682,000
Bank of Ireland Group	378,527	5,979,204
Barclays plc	2,600,000	26,360,537
Liechtenstein Landesbank	20,000	11,636,928
Lloyds TSB Group plc	1,825,000	15,080,163
Royal Bank of Scotland Group plc	128,615	3,661,625

		80,400,457

CAPITAL GOODS — 3.43%
INDUSTRIAL CONGLOMERATES — 3.43%
General Electric Co.	1,000,000	33,670,000

		33,670,000

COMMERCIAL SERVICES & SUPPLIES — 2.83%
COMMERCIAL SERVICES & SUPPLIES — 2.83%
Synagro Technologies, Inc.	5,924,455	27,844,938

		27,844,938

CONSUMER SERVICES — 0.76%
HOTELS RESTAURANTS & LEISURE — 0.76%
Berjaya Sports	7,000,000	7,429,026

		7,429,026

DIVERSIFIED FINANCIALS — 11.64%
CAPITAL MARKETS — 2.53%
The Bank of New York Co. Inc.	400,000	11,764,000
WP Stewart & Co. Ltd.	584,200	13,039,344

Certified Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 9.11%
Alliance Capital Management Holdings LP	350,000	$16,747,500
Citigroup Inc.	575,000	26,174,000
Hong Kong Exchanges & Clearing Ltd.	4,500,000	15,431,323
JPMorgan Chase & Co.	700,000	23,751,000
Singapore Exchange Ltd.	5,000,000	7,454,518

		114,361,685

ENERGY — 15.62%
OIL, GAS & CONSUMABLE FUELS — 15.62%
BP Amoco ADR	400,000	28,340,000
Canadian Oil Sands Trust	275,000	30,426,590
ChevronTexaco Corp.	400,000	25,892,000
Eni S.p.A.	1,000,000	29,795,316
Marathon Oil Corp.	300,000	20,679,000
Petrochina Co. Ltd.ADR	220,000	18,341,400

		153,474,306

FOOD & STAPLES RETAILING — 2.68%
FOOD & STAPLES RETAILING — 2.68%
Tesco plc	4,800,000	26,286,222

		26,286,222

FOOD BEVERAGE & TOBACCO — 4.23%
FOOD PRODUCTS — 1.04%
Reddy Ice Holdings, Inc.	500,000	10,255,000
TOBACCO — 3.19%
Altria Group Inc.	425,000	31,326,750

		41,581,750

HOUSEHOLD & PERSONAL PRODUCTS — 0.87%
HOUSEHOLD PRODUCTS — 0.87%
Kimberly Clark de Mexico	2,280,000	8,577,663

		8,577,663

MATERIALS — 2.66%
CHEMICALS — 2.66%
Dow Chemical Co.	500,000	20,835,000
PPG Industries Inc.	90,200	5,338,938

		26,173,938

28 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

	Shares/ Principal Amount	Value
MEDIA — 0.58%
MEDIA — 0.58%
APN News & Media	1,500,000	$5,732,249

		5,732,249

PHARMACEUTICALS & BIOTECHNOLOGY — 6.90%
PHARMACEUTICALS — 6.90%
GlaxoSmithKline plc	1,150,000	29,341,978
Pfizer Inc.	1,275,000	31,836,750
Sanofi-Aventis	80,000	6,631,899

		67,810,627

REAL ESTATE — 5.65%
REAL ESTATE — 5.65%
Boston Properties Inc.	130,000	9,217,000
Equity Inns Inc.	400,000	5,400,000
Highland Hospitality Corp.	1,025,000	10,516,500
Host Marriott Corp.	1,800,000	30,420,000

		55,553,500

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.15%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.15%
Samsung Electronics Co. Ltd.	20,000	11,280,576

		11,280,576

TELECOMMUNICATION SERVICES — 6.95%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.03%
Alltel Corp.	315,000	20,509,650
Chunghwa Telecom Co. Ltd. ADR	450,000	8,329,500
TDC A/S	200,000	10,793,169
WIRELESS TELECOMMUNICATION SERVICES — 2.92%
Vodafone Group plc	11,000,000	28,708,532

		68,340,851

TRANSPORTATION — 4.47%
TRANSPORTATION INFRASTRUCTURE — 4.47%
China Merchants Hldgs International Co. Ltd.	4,500,000	10,036,161
Hopewell Highway	12,000,000	8,508,499
Macquarie Infrastructure Co.	600,000	16,920,000
Shenzhen Chiwan Wharf Holdings Ltd.	5,410,060	8,501,877

		43,966,537

Certified Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

	Shares/ Principal Amount	Value
UTILITIES — 8.56%
ELECTRIC UTILITIES — 4.28%
Companhia Energetica de Minas Gerais	250,000	$9,520,000
Enel S.p.A.	2,140,000	18,501,552
Iberdrola S.A.	500,000	14,017,424
GAS UTILITIES — 1.04%
Snam Rete Gas S.p.A.	1,750,000	10,234,227
MULTI-UTILITIES — 3.24%
Dominion Resources, Inc.	370,000	31,871,800

		84,145,003

TOTAL COMMON STOCK (Cost $784,030,336)		865,067,859

PREFERRED STOCK — 2.62%
BANKS — 1.22%
COMMERCIAL BANKS — 1.22%
First Tennessee Bank	12,000	12,006,750

		12,006,750

DIVERSIFIED FINANCIALS — 1.40%
DIVERSIFIED FINANCIAL SERVICES — 1.40%
Lehman Brothers Holdings Inc.	140,000	3,540,600
Merrill Lynch & Co. Inc.	420,000	10,185,000

		13,725,600

TOTAL PREFERRED STOCK (Cost $26,008,250)		25,732,350

CORPORATE BONDS — 2.98%
COMMERCIAL SERVICES & SUPPLIES — 0.07%
COMMERCIAL SERVICES & SUPPLIES — 0.07%
Allied Waste North America Inc., 6.375%, 4/15/2011	$500,000	478,750
Waste Management Inc., 7.375%, 8/1/2010	175,000	192,440

		671,190

DIVERSIFIED FINANCIALS — 0.64%
DIVERSIFIED FINANCIAL SERVICES — 0.64%
Capital One Bank, 6.70%, 5/15/2008	655,000	684,498
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,609,090
SLM Corp. CPI Floating Rate Note, 4.65%, 1/31/2014	2,000,000	1,989,780
SLM Corp. CPI Floating Rate Note, 3.73%, 3/2/2009	2,000,000	1,975,160

		6,258,528

30 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

	Shares/ Principal Amount	Value
INSURANCE — 0.49%
INSURANCE — 0.49%
AAG Holding Co. Inc., 6.875%, 6/1/2008	$335,000	$343,148
Hartford Life Inc., 7.10%, 6/15/2007	400,000	415,672
Liberty Mutual Group Inc., 5.75%, 3/15/2014	1,000,000	977,124
Old Republic International Corp., 7.00%, 6/15/2007	1,000,000	1,033,815
Pacific Life Global Funding CPI Floating Rate Note, 5.35%, 2/6/2016	2,000,000	1,989,500

		4,759,259

MEDIA — 0.12%
MEDIA — 0.12%
AOL Time Warner Inc., 6.875%, 5/1/2012	425,000	464,476
Independent News & Media plc, 5.75%, 5/17/2009	600,000	736,141

		1,200,617

PHARMACEUTICALS & BIOTECHNOLOGY — 0.49%
BIOTECHNOLOGY — 0.49%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate CPI Floating Rate Note, 4.653%, 2/1/2014	5,000,000	4,850,350

		4,850,350

REAL ESTATE — 0.16%
REAL ESTATE — 0.16%
MDC Holdings Inc., 7.00%, 12/1/2012	1,500,000	1,613,258

		1,613,258

TECHNOLOGY HARDWARE & EQUIPMENT — 0.05%
COMPUTERS & PERIPHERALS — 0.05%
Jabil Circuit Inc., 5.875%, 7/15/2010	500,000	512,160

		512,160

TELECOMMUNICATION SERVICES — 0.81%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.81%
Level 3 Communications Inc., 9.125%, 5/1/2008	2,500,000	2,037,500
Level 3 Communications Inc., 10.50%, 12/1/2008	4,000,000	3,280,000
TCI Communications Inc., 7.875%, 8/1/2013	2,285,000	2,641,928

		7,959,428

Certified Annual Report 31

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

	Shares/ Principal Amount	Value
UTILITIES — 0.15%
GAS UTILITIES — 0.15%
Sonat Inc., 7.625%, 7/15/2011	$1,400,000	$1,421,000

		1,421,000

TOTAL CORPORATE BONDS (Cost $28,744,625)		29,245,790

CONVERTIBLE BONDS — 0.81%
DIVERSIFIED FINANCIALS — 0.01%
CAPITAL MARKETS — 0.01%
E-Trade Financial Corp., 6.00%, 2/1/2007	132,000	133,485

		133,485

TELECOMMUNICATION SERVICES — 0.80%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.80%
Level 3 Communications Inc., 6.00%, 9/15/2009	250,000	130,937
Level 3 Communications Inc., 6.00%, 3/15/2010	15,025,000	7,719,094

		7,850,031

TOTAL CONVERTIBLE BONDS (Cost $8,975,231)		7,983,516

TAXABLE MUNICIPAL BONDS — 0.60%
Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	2,043,560
Victor New York, 9.05%, 5/1/2008	1,690,000	1,727,755
Victor New York, 9.20%, 5/1/2014	2,000,000	2,105,340

TOTAL TAXABLE MUNICIPAL BONDS (Cost $5,888,475)		5,876,655

U.S. GOVERNMENT AGENCIES — 0.20%
Federal National Mtg Assoc CPI Floating Rate Note, 3.67%, 2/17/2009	2,000,000	1,992,460

TOTAL U.S. GOVERNMENT AGENCIES (Cost $2,000,000)		1,992,460

SHORT TERM INVESTMENTS — 3.15%
American Express Credit Corp., 3.68%, 10/5/2005	15,000,000	14,993,866
UBS Finance, 3.84%, 10/3/2005	16,000,000	15,996,587

TOTAL SHORT TERM INVESTMENTS (Cost $30,990,453)		30,990,453

TOTAL INVESTMENTS — 98.38% (Cost $886,105,687)		$966,889,083

OTHER ASSETS LESS LIABILITIES — 1.62%		15,904,267

NET ASSETS — 100.00%		$982,793,350

Footnote Legend

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR     American Depository Receipt

32 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/05

Energy	15.6%
Diversified Financials	13.7%
Banks	9.4%
Utilities	8.7%
Telecommunication Services	8.5%
Pharmaceuticals & Biotechnology	7.4%
Real Estate	5.8%
Transportation	4.5%
Food Beverage & Tobacco	4.2%
Capital Goods	3.4%
Commercial Service & Supply	2.9%
Food Staples Retailing	2.7%
Materials	2.7%
Semiconductors & Semiconductor Equip.	1.1%
Household & Personal Products	0.9%
Automobiles & Components	0.8%
Consumer Services	0.8%
Media	0.7%
Insurance	0.5%
Technology Hardware & Equipment	0.1%
Municipal Bonds	0.6%
U.S. Government Agencies	0.2%
Other Assets & Cash Equivalents	4.8%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/05

U.S.	52.1%
U.K.	16.0%
Italy	6.0%
China	4.6%
Canada	3.1%
Hong Kong	1.6%
Spain	1.4%
Switzerland	1.2%
South Korea	1.1%
Denmark	1.1%
Brazil	1.0%
Mexico	0.9%
India	0.9%
Taiwan	0.8%
Singapore	0.7%
Malaysia	0.7%
Ireland	0.7%
France	0.7%
Australia	0.6%
Other Assets and Cash Equivalents	4.8%

Certified Annual Report 33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Investment Income Builder Fund

To the Trustees and Shareholders of

Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

34 Certified Annual Report

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2005 (Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including

(a) sales charges (loads) on purchase payments, for Class A Shares;

(b) a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;

(c) a deferred sales charge on redemptions of Class C shares within 12 months of purchase;

(d) a 90-day redemption fee on Class A and Class I shares;

(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05–9/30/05
Class A Shares
Actual	$1,000.00	$1,059.50	$7.58
Hypothetical*	$1,000.00	$1,017.71	$7.42
Class C Shares
Actual	$1,000.00	$1,057.30	$9.73
Hypothetical*	$1,000.00	$1,015.61	$9.53
Class I Shares
Actual	$1,000.00	$1,061.80	$5.12
Hypothetical*	$1,000.00	$1,020.10	$5.01
Class R1 Shares
Actual	$1,000.00	$1,058.70	$7.74
Hypothetical*	$1,000.00	$1,017.55	$7.58

†	Expenses are equal to the annualized expense ratio for each class (A: 1.47%; C: 1.89%; I: 0.99%; and R1: 1.50%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Certified Annual Report 35

INDEX COMPARISON

Thornburg Investment Income Builder Fund	September 30, 2005	(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus Blended Index (December 31, 2002 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2005 (with sales charge)

	1 Yr	Since Inception
A Shares (Incep: 12/24/02)	13.81%	17.97%
C Shares (Incep: 12/24/02)	17.70%	19.49%
R1 Shares (Incep: 2/01/05)	—	7.67%
Blended Index (Since: 12/31/02)	14.70%	15.25%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains as well as applicable sales charges. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% contingent deferred sales charge (CDSC) for the first year only. There is no up-front sales charge for Class R1 shares. Class R1 shares are available only to certain qualified investors. Class A shares are subject to a 1% 90-day redemption fee.

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International World Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

36 Certified Annual Report

TRUSTEES AND OFFICERS
Thornburg Investment Income Builder Fund	September 30, 2005	(Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A.Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner,Akin, Gump, Strauss, Hauer & Feld, LLP,Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield,Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D.Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks,Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

Certified Annual Report 37

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005	(Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary,Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg	Not applicable

Limited Term Municipal Fund, Inc. to 2004.

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

38 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005	(Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr.Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.
(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

Certified Annual Report 39

OTHER INFORMATION

Thornburg Investment Income Builder Fund	September 30, 2005 (Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2005, the Fund designates long-term capital gain dividends of $2,839.

For the tax year ended September 30, 2005, the Thornburg Investment Income Builder Fund designates 89.92% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

31.01% of the ordinary income distributions paid by the Fund for the year ended September 30, 2005 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other mutual funds and a blended securities index, the Fund’s investment performance over different periods of time, the Fund’s returns in rising and declining markets compared to total

40 Certified Annual Report

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005 (Unaudited)

returns of a blended securities index, measures of relative portfolio risk, and related factors. The Trustees noted in comparing the Fund to other mutual funds and to indices that the value of such comparisons may be limited because the Fund’s investment objectives and approach, and the selection of its portfolio securities, are unique or differ in considerable degree from the characteristics of other funds and indices. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments and the Fund’s investment performance. The Trustees also noted in this regard the Fund’s exceptional investment performance as compared to a blended benchmark consisting of two broad based securities indices, and as compared to categories of mutual funds selected by independent mutual fund analyst firms.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients and the differing types of services furnished to the Fund and the other clients. The Trustees also noted that the Fund’s management fee was higher than the average and median fee rates for a group of equity income mutual funds selected by an independent analyst firm, and that the overall expense ratio of the Fund was somewhat higher than the average and median expense ratios for the same group of mutual funds. The Trustees recognized the unique nature of the Fund and the limited utility of the category in assessing the reasonableness of the fees charged to the Fund, the greater significance of equity investments to the Fund, and the higher management fee rates typically charged by equity fund managers. The Trustees noted in this regard the superior performance of the Fund, the comparability of the overall expense ratio, the size of the Fund, the specific services of the Advisor and other factors. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund has realized and may reasonably be expected to realize further economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

Certified Annual Report 41

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

42 This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report. 43

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:
119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200	119 East Marcy Street Santa Fe, New Mexico 87501 800.847.0200

Core Strategies for Building Wealth

Thornburg Investment Income Builder Fund

I Shares

Informational Brochure and Annual Report – September 30, 2005

Current stream of income plus potential for growth.

This report and the accompanying brochure are submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/ download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money. Performance data quoted represents past performance and does not guarantee future results.

Thornburg Investment Income Builder Fund

Current Stream of Income Plus Potential for Growth

The Fund seeks to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment objective is long-term capital appreciation.

The Fund invests primarily in companies (both in the U.S. and abroad) that pay dividends and, in the opinion of Thornburg Investment Management, that show the capacity to increase them. To provide additional income, the Fund also invests in bonds and hybrid securities.

Thornburg Bond Funds

•	Thornburg Limited Term Municipal Fund

•	Thornburg Intermediate Municipal Fund

•	Thornburg California Limited Term Municipal Fund

•	Thornburg New Mexico Intermediate Municipal Fund

•	Thornburg Florida Intermediate Municipal Fund

•	Thornburg New York Intermediate Municipal Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

Thornburg invests in short- and intermediate-term investment grade bonds. We ladder the maturities of individual bonds in the portfolios to moderate risk. Laddering involves building a portfolio of bonds with staggered maturities so that a portion of the portfolio will mature each year. We apply this disciplined process in all interest rate environments.

Thornburg Equity Funds

•	Thornburg Value Fund

•	Thornburg International Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

Thornburg’s equity research uses a fundamental, yet comprehensive, analytical approach. We invest when and where we perceive compelling value. Thornburg equity funds focus on a limited number of securities so that each holding can impact performance. The equity team searches for firms believed to have a promising future and seeks to buy shares of those companies at a discount to their intrinsic value.

More information at www.thornburg.com

Reduce paper clutter. Receive your shareholder reports and prospectus online instead of through traditional mail. Sign up at www.thornburg.com/edelivery

2 This page is not part of the Annual Report.

Message

from the Chairman

Garrett Thornburg

Chairman & CEO

November 9, 2005

Dear Fellow Shareholder:

Thornburg Investment Management has a clear mission: to preserve and increase the real wealth of our shareholders. We seek to accomplish this through a range of equity funds that redefine traditional measures of value and growth and through a family of laddered bond funds that focus on quality, stability and minimizing risk over time.

Confirming our strategy, all Thornburg equity funds have ranked well within their respective categories.

The Thornburg equity funds employ a comprehensive approach which is more inclusive than the traditional deep value or high growth approach to stock selection. Within the Thornburg Value Fund and the Thornburg International Value Fund, the portfolios’ securities are classified into three baskets: basic value stocks, stocks of companies with consistent earnings, and stocks of emerging franchises. Thornburg Core Growth Fund’s holdings are classified into similar baskets: growth industry leaders, consistent growth companies, and emerging growth companies. After being identified through bottom-up screening from a worldwide universe, all stocks are subject to a rigorous selection process that must satisfy the Thornburg investment team’s two fundamental criteria: in the opinion of the portfolio manager, the companies must be selling at attractive discounts to intrinsic value and have compelling prospects for long-term growth. You can read much more about the stocks in your Fund’s portfolio at our web site, www.thornburg.com/funds.

During this decade, the average dividend yield paid by equity and hybrid mutual funds has dipped well below 1%. We established Thornburg Investment Income Builder Fund in late 2002 to be clearly different from other equity/hybrid funds by paying attractive dividends today, with a further goal of increasing these in the future. Our record to date shows clear success in achieving each aspect of this mission.

On the bond side, we have always had a highly disciplined approach of laddering short- and intermediate-bond maturities seeking to provide both an attractive return and relative stability of principal.

Recently, there has been a lot of news about improper behavior by some mutual fund companies. Many of the proposed new rules in response to this scandal have called for increased transparency. We welcome increased transparency. Thornburg Investment Management has been a leader in providing information about our stock holdings to our shareholders on our web site, www.thornburg.com.

Unfortunately, some of those new rules will increase the cost to all shareholders in mutual funds. We will do our best to keep these expenses to a minimal amount. After all, we are shareholders too! Thornburg employees have over $110 million invested in our own funds.

Thank you for investing with us. We will do our best to continue to earn your trust every day.

Sincerely,

Garrett Thornburg
Chairman & CEO

This page is not part of the Annual Report. 3

The Dividend Landscape

To appreciate the investment environment that Thornburg Investment Income Builder Fund operates in, you may wish to review these highlights of the “dividend landscape.”

The S&P 500 Index Payout Ratio – A Historical Perspective

S&P 500 Index Payout Ratio (January 1940 to October 2005)

The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. By long-term historical standards, the dividend payout ratio of the S&P 500 Index is relatively low at this time.

Corporate Willingness to Pay Dividends is Improving

Percentage of Companies Paying Dividends

in Russell 1000 Index (December 1979 to December 2004)

The Russell 1000 Index includes 1000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating investor and management preference for reinvesting retained earnings in growth initiatives. Now the pendulum appears to be swinging back, and the percentage of dividend payers is increasing. Long-term academic studies have shown that subsequent earnings-per-share growth of dividend-paying firms actually exceeds that of non-payers.

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Rising Dividend Payments Despite Decreasing Dividend Yields

Over time, the dollar dividend per unit of the S&P 500 Index has increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the yield on the original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.

Hypothetical chart is for illustration purposes only and is not indicative of an investment in any particular security. Investors may not invest directly in an index.

S&P 500 Index Average Yield vs. Annual Dividends from a One-

Time $10,000 Investment in the Index (Dividends not Reinvested)

A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High Yield Stocks!

In the (large cap) Russell 1000 Index, 73% of the top 100 dividend payers are either real estate investment trusts (REITs) or utilities. In the (small cap) Russell 2000 Index, 78% of the top 100 dividend-yielding stocks are either REITs or utilities. In order to construct a diversified portfolio of attractive yielding stocks, one must look beyond these two sectors. We do!

	The Top 100 Dividend Yields
	Russell 1000 Index	Russell 2000 Index
REITs	45%	69%
Utilities	28%	9%
Banks	7%	1%
Other Financials	4%	5%
Consumer Staples	5%	3%
Telecommunications	4%	0%
Materials	2%	5%
Health Care	1%	1%
Consumer Discretionary	4%	6%
Industrials	0%	0%
Energy	0%	1%
Technology	0%	0%

Source: Baseline, as of December 31, 2004; (Numbers may not add to 100% due to rounding.)

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The Dividend Landscape

Continued

Global Diversification Can Improve the Portfolio Yield

Average Dividend Yields and Payout Ratios

of Markets Around the Globe

Source: Bloomberg, FactSet, Merrill Lynch, UBS Warburg; as of December 31, 2004.

Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the REIT and utility sectors, we diversify the Thornburg Investment Income Builder Fund into some foreign dividend-paying stocks to try to take advantage of these opportunities.

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Important Information

The information presented on the following pages was current as of September 30, 2005. The manager’s views, portfolio holdings, and sector diversification are historical and subject to change. This material should not be deemed a recommendation to buy or sell any of the securities mentioned.

Shares in the Fund carry risks including possible loss of principal. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity. Additionally, the Fund invests a portion of the assets in small capitalization companies which may increase the risk of greater price fluctuations.

As with direct bond ownership, funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. The value of a bond will fluctuate relative to changes in interest rates; as interest rates rise, the overall price of bonds fall. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any government agency.

Minimum investments for Class I shares are higher than those for other classes.

Glossary

Blended Index – The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bonds included in the index. The Morgan Stanley Capital International World Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends of approximately 1,600 companies from 22 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000 Index – Consists of the 1,000 largest securities in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is a large-cap, market-oriented index and is highly correlated with the S&P 500 Index.

Russell 2000 Index – An unmanaged index generally representative of the 2,000 smallest companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the Russell 3000 Index.

Standard & Poor’s 500 Stock Index (S&P 500) – An unmanaged index generally representative of the U.S. stock market, without regard to company size.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Median Market Capitalization – Market capitalization (market cap) is the total value of a company’s stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

Price to Book Value (P/B) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value (book value is simply assets minus liabilities).

Price to Cash Flow Ratio – A measure of the market’s expectations of a firm’s future financial health. It is calculated by dividing the price per share by cash flow per share.

Price to Earnings Ratio (P/E) – A valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share.

Weighted Average Coupon – Coupon refers to the rate of interest paid on a bond, usually expressed as a percent of its par value. A fund’s weighted average coupon is calculated by weighting each bond’s coupon by its relative size in the portfolio and taking the average.

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Portfolio Overview

Thornburg Investment Income Builder Fund

IMPORTANT PERFORMANCE

INFORMATION

Performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that upon redemption, investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than the data quoted. For performance data current to the most recent month end, visit www.thornburg.com.

There is no up-front sales charge for Class I shares. I shares are subject to a 1% 90-day redemption fee.

MANAGEMENT TEAM

Front row, L to R: Steven Bohlin, Brad Kinkelaar, and Brian McMahon. Back row, L to R: Wendy Trevisani, Lewis Kaufman, Ed Maran,Vin Walden, and Lei Wang.

PORTFOLIO COMPOSITION

As of 9/30/05

We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the U.S. tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.

100% of 2004 and 2003’s dividend payments qualified for the lower 15% tax rate on stock dividends. (There is no guarantee that this will be the case for future dividends.)

QUARTERLY DIVIDEND HISTORY

	Q1		Q2		Q3		Q4		Total
Class I Shares
2005	11.6	¢	14.2	¢	18.0	¢	N/A		N/A
2004	11.7	¢	13.6	¢	16.0	¢	22.7	¢	64.0	¢

KEY PORTFOLIO ATTRIBUTES

Equity Statistics
Equity Portfolio P/E	13.4	x
Median Market Cap	$17.9B
Equity Holdings	54
Fixed Income Statistics
Weighted Average Coupon	5.07%
Average Credit Quality	A-
Average Maturity	3.2 yrs
Duration	1.2 yrs
Bond Holdings	31

TOP TEN HOLDINGS

General Electric Co.	3.4%
Dominion Resources Inc.	3.2%
Pfizer Inc.	3.2%
Altria Group Inc.	3.2%
Canadian Oil Sands Trust	3.1%
Host Marriott Corp.	3.1%
ENI S.p.A.	3.0%
GlaxoSmithKline plc	3.0%
Vodafone Group plc	2.9%
BP Amoco ADR	2.9%

AVERAGE ANNUAL TOTAL RETURNS*

For periods ending September 30, 2005

	3Q ‘05	1 Yr	Since Inception
I Shares (Incep: 11/3/03)	4.06%	19.73%	16.71%
Blended Index** (Since: 11/3/03)	4.94%	14.70%	12.41%

*	Periods under one year are not annualized.

**	Blended Index: 75% MSCI World/25% Lehman Brothers Aggregate

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The investment objective of Thornburg Investment Income Builder Fund is to provide a level of current income which exceeds the average yield on U.S. stocks, and which will grow, subject to periodic fluctuations, over the years. This objective remains constant over time. However, the specific investments we have used to try to reach our objective have changed over time. There is no guarantee the Fund will meet its investment objectives.

Business conditions for various industries and operating effectiveness at individual firms, change over time. Investor preferences, expressed as both absolute and relative prices, also change over time. In the view of your portfolio management team, “some doors close and others open.” As shown in the tables below, the percentage industry allocations of your Fund evolve to reflect these changing conditions.

TOP TEN INDUSTRIES

As of 9/30/05

Energy	15.6%
Diversified Financials	13.7%
Banks	9.4%
Utilities	8.7%
Telecommunication Services	8.5%
Pharmaceuticals & Biotechnology	7.4%
Real Estate	5.8%
Transportation	4.5%
Food Beverage & Tobacco	4.2%
Capital Goods	3.4%

TOP TEN INDUSTRIES

As of 6/30/05

Diversified Financials	14.6%
Energy	14.5%
Banks	10.6%
Telecommunication Services	9.7%
Utilities	8.4%
Pharmaceuticals & Biotechnology	6.2%
Transportation	5.4%
Materials	5.1%
Real Estate	4.4%
Food Beverage & Tobacco	2.9%

TOP TEN INDUSTRIES

As of 3/31/05

Diversified Financials	14.8%
Banks	14.8%
Energy	11.8%
Telecommunication Services	9.0%
Utilities	7.8%
Pharmaceuticals & Biotechnology	7.1%
Transportation	5.8%
Food & Staples Retailing	4.8%
Materials	3.8%
Food Beverage & Tobacco	3.4%

TOP TEN INDUSTRIES

As of 12/31/04

Banks	15.0%
Diversified Financials	11.6%
Pharmaceuticals & Biotechnology	8.9%
Energy	7.3%
Transportation	7.0%
Telecommunication Services	6.5%
Food Beverage & Tobacco	6.1%
Utilities	5.6%
Insurance	4.5%
Food & Staples Retailing	3.9%

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10 This page is not part of the Annual Report.

Thornburg Investment Income Builder Fund

I Shares – September 30, 2005

This report is certified under the Sarbanes-Oxley Act of 2002, which requires that public companies, including mutual funds, affirm that the information provided in their annual and semiannual shareholder reports fully and fairly represents their financial position.

Certified Annual Report 11

Letter to Shareholders

October 17, 2005

Dear Fellow Shareholder:

Recall that the objective of Thornburg Investment Income Builder Fund is to pay attractive, growing dividends to shareholders. As a byproduct of achieving this, we also aim to generate capital appreciation of the share price over time. (There is no guarantee that these objectives will be met.) Following are the quarterly dividends paid by your Fund in the fiscal year that ended on September 30, 2005:

	Dec. 04 Qtr.		March 05 Qtr.		June 05 Qtr.		Sept. 05 Qtr.		Fiscal Year 05 Total
I Shares	22.7	¢	11.6	¢	14.2	¢	18.0	¢	66.5	¢

We expect that at least 85% of the regular quarterly dividends paid by your Fund this year will qualify for the 15% tax rate for individual taxpayers on “qualifying dividends.” We also expect to pay a capital gains dividend (1% to 2% of net asset value) in November 2005. The net asset value (NAV) of the I shares ended the fiscal period at $18.03, having increased by $2.39 since September 30, 2004. On September 30, 2005, your Fund owned 54 stocks, comprising 90% of your portfolio. You also held 30 different bonds and cash equivalents with a weighted average duration of 1.2 years.

Firms in a broad range of industries contributed to the solid return of your Fund in the last six months, but three of our top five performers were oil & gas businesses. Integrated oil & gas producers Marathon Oil Corp., ChevronTexaco Corp., and ENI S.p.A. were joined by Dominion Resources Inc. (utility, with significant gas production) and Hong Kong Exchanges & Clearing Ltd. (equity exchange) as the top five performers for the period. The performance of these stocks is not surprising, given that the price of crude oil averaged almost $58/barrel over the last six months. Hong Kong Exchanges benefited from good equity trading volumes and new listings.

PPG Industries Inc. (chemicals), Dow Chemical Co. (chemicals), Telecom Italia Mobile (telecommunication services), Kingfisher plc (home improvement retailer, mostly United Kingdom and France), and Tesco plc (food & general merchandise retailer, mostly United Kingdom) were our weakest portfolio performers. The underlying businesses of each of these except Tesco exhibited weakness, relative to expectations. For the chemicals businesses, high energy input costs could not be fully offset. Most consumer- dependent businesses in the United Kingdom have shown weakness due to high housing costs, rising interest rates, and rising energy costs – perhaps a preview of what is in store for similar businesses in the United States in the coming year. On average, your portfolio companies have increased their earnings and dividends over the last year by around 12% and 11%, respectively.

Our exposure to foreign currencies via the non-U.S. stocks in your portfolio was a small negative during the fiscal year. The fact that we hedged this risk by buying dollars for future delivery mitigated the currency risk in euros and British pounds. Your Fund’s most significant industry exposures as of September 30, 2005 are listed on page 30 . Banking and diversified financial services firms continue to be important weightings in your portfolio, though we reduced these weightings during the year. Here, we have tried to focus on dividend paying beneficiaries of rising interest rates. Senior oil company executives have told us that their assumed oil prices when evaluating new projects remain in the $20-$30 per barrel range (less than 50% of today’s price). This indicates continuing under-investment in energy exploration & development, which should help sustain generally higher energy prices than we observed prior to 2004. We are conscious of the fact that energy use may stall in an environment of higher prices and slower economic growth. Increasing energy consumption in emerging economies may offset demand destruction in more mature economies. We continued to own selected firms in the growing, cash-generative mobile telecommunication services sector, and we expect rising hotel room rates to lead to significant dividend increases from the hotel REITs in your portfolio.

12 Certified Annual Report

We remain optimistic about the backdrop for success of our investment program, due to ongoing improvements in corporate ability and willingness to pay dividends. The 15% tax rate on dividend income is important icing on the cake. Ability to pay is determined by revenues, earnings, and cash flows after expenses of operating the business. Looking at the broad U.S. market, year-over-year revenue growth of public companies (as represented by the S&P 1500 Index) increased at 12%, and operating earnings per share grew 11%, according to the corporate data service Baseline. Net profit margins have reached historic highs, though there are increasing signs that these will fall in coming quarters. In general, firms outside the U.S. show similar trends. Balance sheets have generally improved, as indicated by Moody’s report of declines in the default rate of below-investment-grade bond issues. We doubt that company revenues and earnings can continue to increase at such high multiples of GDP growth. Costs are increasing for most firms, and many of these have limited ability to pass higher costs through while maintaining unit sales volumes.

Willingness to pay, determined by the behavior of corporate executives and boards, also seems to be improving, but progress is slow. The dividend per unit of the S&P 500 Index increased from $3.14 in 1970 to an expected level of around $22 in 2005. We believe the period of stupid acquisitions, dishonest accounting, and blind pursuit of profitless revenue growth has yielded (for a while) to a more constructive mindset, focusing on profitability. There is considerable room for further dividend improvement. The ratio of dividend payments (around $22) to earnings (around $74) for the S&P 500 Index portfolio is below 30%. Many firms should be able to pay out 50% of earnings, or more, to shareholders. Financial discipline is at least as constructive for CEOs as it is for teenagers, and paying good dividends reinforces capital discipline in a company.

Your Fund’s investments are reported to you in the latter pages of this report. You can read more about the equity investments in your Fund by going to our web site, www.thornburg.com/funds. (If you do not have inter-net access, please call us at 800-847-0200. We will print and mail you a copy of this). Thank you for your support, and best wishes.

Sincerely,

Brian McMahon	Brad Kinkelaar	Steven J. Bohlin
President & Chief Investment Officer	Managing Director	Managing Director

*	75% MSCI World and 25% Lehman Brothers Aggregate, see page 33 for complete description of index.

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager, and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.

Certified Annual Report 13

STATEMENT OF ASSETS AND LIABILITIES

Thornburg Investment Income Builder Fund	September 30, 2005

ASSETS
Investments at value (cost $886,105,687)	$966,889,083
Cash	1,019,008
Receivable for investments sold	35,461,645
Receivable for fund shares sold	9,236,502
Unrealized gain on forward exchange contracts (Note 7)	2,210,570
Dividends receivable	4,949,133
Interest receivable	705,216
Prepaid expenses and other assets	21,049

Total Assets	1,020,492,206

LIABILITIES
Payable for securities purchased	32,321,353
Payable for fund shares redeemed	753,745
Unrealized loss on forward exchange contracts (Note 7)	917,380
Payable to investment advisor and other affiliates (Note 3)	968,346
Deferred tax payable	306,966
Accounts payable and accrued expenses	309,199
Dividends payable	2,121,867

Total Liabilities	37,698,856

NET ASSETS	$982,793,350

NET ASSETS CONSIST OF:
Undistributed net investment income	$6,877,895
Net unrealized appreciation on investments	81,699,931
Accumulated net realized gain (loss)	16,739,017
Net capital paid in on shares of beneficial interest	877,476,507

$982,793,350

14 Certified Annual Report

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share ($515,914,934 applicable to 28,766,763 shares of beneficial interest outstanding - Note 4)	$17.93
Maximum sales charge, 4.50% of offering price	0.84

Maximum offering price per share	$18.77

Class C Shares:
Net asset value and offering price per share* ($337,488,577 applicable to 18,802,005 shares of beneficial interest outstanding - Note 4)	$17.95

Class I Shares:
Net asset value, offering and redemption price per share ($129,110,166 applicable to 7,158,934 shares of beneficial interest outstanding - Note 4)	$18.03

Class R1 Shares:
Net asset value, offering and redemption price per share ($279,673 applicable to 15,594 shares of beneficial interest outstanding - Note 4)	$17.93

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

Certified Annual Report 15

STATEMENT OF OPERATIONS

Thornburg Investment Income Builder Fund	Year Ended September 30, 2005

INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $1,611,046)	$33,859,526
Interest income	4,170,400

Total Income	38,029,926

EXPENSES:
Investment advisory fees (Note 3)	5,707,419
Administration fees (Note 3)
Class A Shares	448,565
Class C Shares	286,400
Class I Shares	37,132
Class R1 Shares	95
Distribution and service fees (Note 3)
Class A Shares	904,397
Class C Shares	2,312,023
Class R1 Shares	388
Transfer agent fees
Class A Shares	368,300
Class C Shares	248,065
Class I Shares	41,351
Class R1 Shares	7,451
Registration and filing fees
Class A Shares	87,951
Class C Shares	50,860
Class I Shares	15,389
Class R1 Shares	13,446
Custodian fees (Note 3)	361,112
Professional fees	64,571
Accounting fees	54,370
Trustee fees	14,720
Other expenses	202,556

Total Expenses	11,226,561

Less:
Expenses reimbursed by Investment Advisor (Note 3)	(856,138)
Fees paid indirectly (Note 3)	(35,262)

Net Expenses	10,335,161

Net Investment Income	$27,694,765

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STATEMENT OF OPERATIONS, CONTINUED

Thornburg Investment Income Builder Fund	Year Ended September 30, 2005

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	$16,634,596
Foreign currency transactions	2,574,289

19,208,885

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred taxes payable of $256,669)	54,638,518
Foreign currency translations	2,174,174

56,812,692

Net Realized and Unrealized Gain	76,021,577

Net Increase in Net Assets Resulting From Operations	$103,716,342

See notes to financial statements.

Certified Annual Report 17

STATEMENTS OF CHANGES IN NET ASSETS

Thornburg Investment Income Builder Fund

	Year Ended September 30, 2005	Year Ended September 30, 2004
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$27,694,765	$12,099,404
Net realized gain (loss) on investments and foreign currency	19,208,885	(3,417,913)
Increase (Decrease) in unrealized appreciation (depreciation) on investments, foreign currency translation, and deferred taxes	56,812,692	21,451,937

Net Increase (Decrease) in Net Assets Resulting from Operations	103,716,342	30,133,428
DIVIDENDS TO SHAREHOLDERS:
From net investment income
Class A Shares	(13,160,919)	(5,486,221)
Class C Shares	(7,462,307)	(2,936,820)
Class I Shares	(2,791,906)	(641,652)
Class R1 Shares	(2,854)	0
From realized gains
Class A Shares	(11,306)	0
Class C Shares	(7,266)	0
Class I Shares	(1,756)	0
FUND SHARE TRANSACTIONS (NOTE 4):
Class A Shares	247,700,405	138,687,397
Class C Shares	166,392,249	96,221,064
Class I Shares	87,260,594	32,217,399
Class R1 Shares	271,714	0

Net Increase in Net Assets	581,902,990	288,194,595
NET ASSETS:
Beginning of year	400,890,360	112,695,765

End of year	$982,793,350	$400,890,360

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Thornburg Investment Income Builder Fund	September 30, 2005

NOTE 1 – ORGANIZATION

Thornburg Investment Income Builder Fund, hereinafter referred to as the “Fund,” is a diversified series of Thornburg Investment Trust (the “Trust”). The Fund commenced operations on December 24, 2002. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eleven series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg New York Intermediate Municipal Fund and Thornburg Core Growth Fund. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund pursues its investment objectives by investing in a broad range of income producing securities, primarily stocks and bonds.

The Fund currently offers four classes of shares of beneficial interest, Class A, Class C, Institutional Class (Class I) and Retirement Class (Class R1) shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, (iii) Class I shares are sold at net asset value without a sales charge at the time of purchase, (iv) Class R1 shares are sold at net asset value without a sales charge at the time of purchase, but bear both a service fee and distribution fee, and (v) the respective classes may have different reinvestment privileges and conversion rights. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees, and certain registration and transfer agent expenses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Trust are as follows:

Valuation of Securities: In determining the net asset value of investments, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices or in accordance with such other method as the Trustees may authorize. In any case where a market quotation is not readily available, the Trust’s valuation and pricing committee determines a fair value for the investment using factors approved by the Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Deferred Taxes: The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all taxable income, including any net realized gain on investments, of the Fund to the shareholders. Therefore, no provision for Federal income taxes is required.

When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate and or market changes. At the time the Trust makes a commitment to purchase a security on a when-issued basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Certified Annual Report 19

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date or, at the shareholder’s option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and, therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Certain income from foreign securities is recognized as soon as information is available to the Fund. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Net investment income, other than class specific expenses and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all funds are allocated among the funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Guarantees and Indemnifications: Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc.® (the “Advisor”) serves as the investment advisor and performs services to the Fund for which the fees are payable at the end of each month. For the year ended September 30, 2005, these fees were payable at annual rates ranging from .875 of 1% to .675 of 1% per annum of the average daily net assets of the Fund depending on the Fund’s asset size. The Fund also has an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services for the shareholders of each class of the Fund’s shares, and for which fees will be payable at an annual rate of up to .125 of 1% per annum of the average daily net assets attributable to each class of shares. For the year ended September 30, 2005, the Advisor voluntarily reimbursed certain class specific expenses, administrative fees, and distribution fees of $762,635 for Class C shares, $72,530 for Class I shares, and $20,973 for Class R1 shares.

The Trust has an underwriting agreement with Thornburg Securities Corporation® (the “Distributor”, an affiliate of the Advisor), which acts as the Distributor of the Fund’s shares. For the year ended September 30, 2005, the Distributor has advised the Fund that it earned commissions aggregating $414,982 from the sale of Class A shares of the Fund and collected contingent deferred sales charges aggregating $28,778 from redemptions of Class C shares of the Fund.

Pursuant to a service plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Advisor an amount not to exceed .25 of 1% per annum of its average daily net assets attributable to each class of shares of the Fund for payments made by the Advisor to securities dealers and other financial institutions to obtain various shareholder related services. The Advisor may pay out of its own resources additional expenses for distribution of the Fund’s shares.

The Trust has also adopted distribution plans pursuant to Rule 12b-1, applicable only to the Fund’s Class C and Class R1 shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C and Class R1 shares of the Fund at an annual rate of up to .75 of 1% of the average daily net assets attributable to Class C and Class R1 shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the Statement of Operations.

The Trust has an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the Statement of Operations. For the year ended September 30, 2005, fees paid indirectly were $35,262.

Certain officers and Trustees of the Trust are also officers and/or Directors of the Advisor and Distributor. The compensation of independent Trustees is borne by the Trust.

20 Certified Annual Report

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

NOTE 4 – SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were an unlimited number of shares of beneficial interest authorized. Sales of Class R1 shares commenced February 1, 2005. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2005		Year Ended September 30, 2004
	Shares	Amount	Shares	Amount
Class A Shares
Shares sold	15,824,625	$272,463,968	10,579,300	$160,956,212
Shares issued to shareholders in reinvestment of dividends	582,139	10,174,628	283,535	4,388,856
Shares repurchased**	(2,029,458)	(34,938,191)	(1,780,207)	(26,657,671)

Net Increase (Decrease)	14,377,306	$247,700,405	9,082,628	$138,687,397

**     The Fund charges a redemption fee of 1% of the Class A shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and year ended September 30, 2004, $25,676 and $33,971, respectively, were netted in the amount reported for shares repurchased.

Class C Shares
Shares sold	10,240,222	$176,652,670	6,542,027	$100,023,227
Shares issued to shareholders in reinvestment of dividends	278,319	4,873,053	120,816	1,873,063
Shares repurchased	(878,803)	(15,133,474)	(372,748)	(5,675,226)

Net Increase (Decrease)	9,639,738	$166,392,249	6,290,095	$96,221,064

Class I Shares
Shares sold	5,095,258	$88,334,328	2,128,882	$32,252,605
Shares issued to shareholders in reinvestment of dividends	133,505	2,350,289	36,925	573,313
Shares repurchased **	(195,879)	(3,424,023)	(39,757)	(608,519)

Net Increase (Decrease)	5,032,884	$87,260,594	2,126,050	$32,217,399

**     The Fund charges a redemption fee of 1% of the Class I shares exchanged within 90 days of purchase. For the year ended September 30, 2005 and year ended September 30, 2004, $4,932 and $1,717, respectively, were netted in the amount reported for shares repurchased.

Class R1 Shares*
Shares sold	15,475	$269,569	—	$—
Shares issued to shareholders in reinvestment of dividends	159	2,832	—	—
Shares repurchased	(40)	(687)	—	—

Net Increase (Decrease)	15,594	$271,714	—	$—

*	Effective date of Class R1 shares was February 1, 2005.

Certified Annual Report 21

NOTES TO FINANCIAL STATEMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended September 30, 2005, the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $1,000,751,622 and $497,543,249, respectively.

NOTE 6 – INCOME TAXES

At September 30, 2005, information on the tax components of capital is as follows:

Cost of investments for tax purpose	$890,454,430

Gross unrealized appreciation on a tax basis	$86,292,475
Gross unrealized depreciation on a tax basis	(9,857,822)

Net unrealized appreciation (depreciation) on investments (tax basis)	$76,434,653

Distributable earnings – ordinary income	$12,989,103
Distributable earnings – capital gains	$16,386,212

At September 30, 2005, the Fund had deferred tax basis currency losses occurring subsequent to October 31, 2004 of $143,354. For tax purposes, such losses will be reflected in the year ending September 30, 2006.

In order to account for permanent book/tax differences, the Fund decreased undistributed net investment income by $437,174 and increased accumulated net realized gain by $437,174. This reclassification has no impact on the net asset value of the Fund. Reclassifications result primarily from foreign currency transactions, investments in REITs, and partnerships.

The tax character of distributions paid during the year ended September 30, 2005, and September 30, 2004, was as follows:

	2005	2004
Distributions from:
Ordinary income	$23,435,475	$9,064,693
Distributable capital gains	2,839	—

Total	$23,438,314	$9,064,693

NOTE 7 – FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK AND FOREIGN INVESTMENT RISK

During the year ended September 30, 2005, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets. These contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract. There are special risks associated with international investing, including currency fluctuations, government regulation, political developments, and differences in liquidity.

CONTRACTS TO SELL:

Contracts		Contract Value Date	Market Value
25,000,000	Euro Dollar for 30,125,000 USD	January 11, 2006	$(184,018)
25,000,000	Greater British Pound for 43,452,500 USD	January 11, 2006	(733,362)

Unrealized loss from forward exchange contracts:			(917,380)

16,700,000	Euro Dollar for 21,540,495 USD	November 14, 2005	1,358,552
16,000,000	Euro Dollar for 20,204,800 USD	November 30, 2005	852,018

Unrealized gain from forward exchange contracts:			2,210,570

Net unrealized gain (loss) from forward Exchange contracts			$1,293,190

22 Certified Annual Report

FINANCIAL HIGHLIGHTS

Thornburg Investment Income Builder Fund

	Year Ended September 30, 2005	Period Ended September 30, 2004(c)
Class I Shares:
PER SHARE PERFORMANCE
(for a share outstanding throughout the period)+

Net asset value, beginning of period	$15.64	$14.45

Income from investment operations:
Net investment income (loss)	0.84	0.74
Net realized and unrealized gain (loss) on investments	2.22	1.01

Total from investment operations	3.06	1.75

Less dividends from:
Net investment income	(0.67)	(0.56)

Change in net asset value	2.39	1.19
NET ASSET VALUE, end of period	$18.03	$15.64

RATIOS/SUPPLEMENTAL DATA
Total return(a)	19.73%	12.19%
Ratios to average net assets:
Net investment income (loss)	4.86%	5.33	%(b)
Expenses, after expense reductions	1.00%	0.99	%(b)
Expenses, after expense reductions and net of custody credits	0.99%	0.99	%(b)
Expenses, before expense reductions	1.09%	1.21	%(b)

Portfolio turnover rate	76.76%	109.21%

Net assets at end of period (000)	$129,110	$33,247

(a)	Not annualized for periods less than one year.

(b)	Annualized.

(c)	Effective date of Class I Shares was November 1, 2003.

+	Based on weighted average shares outstanding.

Certified Annual Report 23

SCHEDULE OF INVESTMENTS

Thornburg Investment Income Builder Fund	September 30, 2005

CUSIPS: CLASS A - 885-215-558, CLASS C - 885-215-541, CLASS I - 885-215-467, CLASS R1 - 885-215-384

NASDAQ SYMBOLS: CLASS A - TIBAX, CLASS C - TIBCX, CLASS I - TIBIX, CLASS R1 - TIBRX

	Shares/ Principal Amount	Value
COMMON STOCK — 88.02%
AUTOMOBILES & COMPONENTS — 0.86%
AUTOMOBILES — 0.86%
Hero Honda Motors Ltd.	500,000	$8,438,531

		8,438,531

BANKS — 8.18%
COMMERCIAL BANKS — 8.18%
Bank of America Corp.	420,000	17,682,000
Bank of Ireland Group	378,527	5,979,204
Barclays plc	2,600,000	26,360,537
Liechtenstein Landesbank	20,000	11,636,928
Lloyds TSB Group plc	1,825,000	15,080,163
Royal Bank of Scotland Group plc	128,615	3,661,625

		80,400,457

CAPITAL GOODS — 3.43%
INDUSTRIAL CONGLOMERATES — 3.43%
General Electric Co.	1,000,000	33,670,000

		33,670,000

COMMERCIAL SERVICES & SUPPLIES — 2.83%
COMMERCIAL SERVICES & SUPPLIES — 2.83%
Synagro Technologies, Inc.	5,924,455	27,844,938

		27,844,938

CONSUMER SERVICES — 0.76%
HOTELS RESTAURANTS & LEISURE — 0.76%
Berjaya Sports	7,000,000	7,429,026

		7,429,026

DIVERSIFIED FINANCIALS — 11.64%
CAPITAL MARKETS — 2.53%
The Bank of New York Co. Inc.	400,000	11,764,000
WP Stewart & Co. Ltd.	584,200	13,039,344

24 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

	Shares/ Principal Amount	Value
DIVERSIFIED FINANCIAL SERVICES — 9.11%
Alliance Capital Management Holdings LP	350,000	$16,747,500
Citigroup Inc.	575,000	26,174,000
Hong Kong Exchanges & Clearing Ltd.	4,500,000	15,431,323
JPMorgan Chase & Co.	700,000	23,751,000
Singapore Exchange Ltd.	5,000,000	7,454,518

		114,361,685

ENERGY — 15.62%
OIL, GAS & CONSUMABLE FUELS — 15.62%
BP Amoco ADR	400,000	28,340,000
Canadian Oil Sands Trust	275,000	30,426,590
ChevronTexaco Corp.	400,000	25,892,000
Eni S.p.A.	1,000,000	29,795,316
Marathon Oil Corp.	300,000	20,679,000
Petrochina Co. Ltd. ADR	220,000	18,341,400

		153,474,306

FOOD & STAPLES RETAILING — 2.68%
FOOD & STAPLES RETAILING — 2.68%
Tesco plc	4,800,000	26,286,222

		26,286,222

FOOD BEVERAGE & TOBACCO — 4.23%
FOOD PRODUCTS — 1.04%
Reddy Ice Holdings, Inc.	500,000	10,255,000
TOBACCO — 3.19%
Altria Group Inc.	425,000	31,326,750

		41,581,750

HOUSEHOLD & PERSONAL PRODUCTS — 0.87%
HOUSEHOLD PRODUCTS — 0.87%
Kimberly Clark de Mexico	2,280,000	8,577,663

		8,577,663

MATERIALS — 2.66%
CHEMICALS — 2.66%
Dow Chemical Co.	500,000	20,835,000
PPG Industries Inc.	90,200	5,338,938

		26,173,938

Certified Annual Report 25

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

	Shares/ Principal Amount	Value
MEDIA — 0.58%
MEDIA — 0.58%
APN News & Media	1,500,000	$5,732,249

		5,732,249

PHARMACEUTICALS & BIOTECHNOLOGY — 6.90%
PHARMACEUTICALS — 6.90%
GlaxoSmithKline plc	1,150,000	29,341,978
Pfizer Inc.	1,275,000	31,836,750
Sanofi-Aventis	80,000	6,631,899

		67,810,627

REAL ESTATE — 5.65%
REAL ESTATE — 5.65%
Boston Properties Inc.	130,000	9,217,000
Equity Inns Inc.	400,000	5,400,000
Highland Hospitality Corp.	1,025,000	10,516,500
Host Marriott Corp.	1,800,000	30,420,000

		55,553,500

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.15%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.15%
Samsung Electronics Co. Ltd.	20,000	11,280,576

		11,280,576

TELECOMMUNICATION SERVICES — 6.95%
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.03%
Alltel Corp.	315,000	20,509,650
Chunghwa Telecom Co. Ltd. ADR	450,000	8,329,500
TDC A/S	200,000	10,793,169
WIRELESS TELECOMMUNICATION SERVICES — 2.92%
Vodafone Group plc	11,000,000	28,708,532

		68,340,851

TRANSPORTATION — 4.47%
TRANSPORTATION INFRASTRUCTURE — 4.47%
China Merchants Hldgs International Co. Ltd.	4,500,000	10,036,161
Hopewell Highway	12,000,000	8,508,499
Macquarie Infrastructure Co.	600,000	16,920,000
Shenzhen Chiwan Wharf Holdings Ltd.	5,410,060	8,501,877

		43,966,537

26 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

	Shares/ Principal Amount	Value
UTILITIES — 8.56%
ELECTRIC UTILITIES — 4.28%
Companhia Energetica de Minas Gerais	250,000	$9,520,000
Enel S.p.A.	2,140,000	18,501,552
Iberdrola S.A.	500,000	14,017,424
GAS UTILITIES — 1.04%
Snam Rete Gas S.p.A.	1,750,000	10,234,227
MULTI-UTILITIES — 3.24%
Dominion Resources, Inc.	370,000	31,871,800

		84,145,003

TOTAL COMMON STOCK (Cost $784,030,336)		865,067,859

PREFERRED STOCK — 2.62%
BANKS — 1.22%
COMMERCIAL BANKS — 1.22%
First Tennessee Bank	12,000	12,006,750

		12,006,750

DIVERSIFIED FINANCIALS — 1.40%
DIVERSIFIED FINANCIAL SERVICES — 1.40%
Lehman Brothers Holdings Inc.	140,000	3,540,600
Merrill Lynch & Co. Inc.	420,000	10,185,000

		13,725,600

TOTAL PREFERRED STOCK (Cost $26,008,250)		25,732,350

CORPORATE BONDS — 2.98%
COMMERCIAL SERVICES & SUPPLIES — 0.07%
COMMERCIAL SERVICES & SUPPLIES — 0.07%
Allied Waste North America Inc., 6.375%, 4/15/2011	$500,000	478,750
Waste Management Inc., 7.375%, 8/1/2010	175,000	192,440

		671,190

DIVERSIFIED FINANCIALS — 0.64%
DIVERSIFIED FINANCIAL SERVICES — 0.64%
Capital One Bank, 6.70%, 5/15/2008	655,000	684,498
Capital One Bank, 6.50%, 6/13/2013	1,500,000	1,609,090
SLM Corp. CPI Floating Rate Note, 4.65%, 1/31/2014	2,000,000	1,989,780
SLM Corp. CPI Floating Rate Note, 3.73%, 3/2/2009	2,000,000	1,975,160

		6,258,528

Certified Annual Report 27

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

	Shares/ Principal Amount	Value
INSURANCE — 0.49%
INSURANCE — 0.49%
AAG Holding Co. Inc., 6.875%, 6/1/2008	$335,000	$343,148
Hartford Life Inc., 7.10%, 6/15/2007	400,000	415,672
Liberty Mutual Group Inc., 5.75%, 3/15/2014	1,000,000	977,124
Old Republic International Corp., 7.00%, 6/15/2007	1,000,000	1,033,815
Pacific Life Global Funding CPI Floating Rate Note, 5.35%, 2/6/2016	2,000,000	1,989,500

		4,759,259

MEDIA — 0.12%
MEDIA — 0.12%
AOL Time Warner Inc., 6.875%, 5/1/2012	425,000	464,476
Independent News & Media plc, 5.75%, 5/17/2009	600,000	736,141

		1,200,617

PHARMACEUTICALS & BIOTECHNOLOGY — 0.49%
BIOTECHNOLOGY — 0.49%
Tiers Inflation Linked Trust Series Wyeth 2004 21 Trust Certificate
CPI Floating Rate Note, 4.653%, 2/1/2014	5,000,000	4,850,350

		4,850,350

REAL ESTATE — 0.16%
REAL ESTATE — 0.16%
MDC Holdings Inc., 7.00%, 12/1/2012	1,500,000	1,613,258

		1,613,258

TECHNOLOGY HARDWARE & EQUIPMENT — 0.05%
COMPUTERS & PERIPHERALS — 0.05%
Jabil Circuit Inc., 5.875%, 7/15/2010	500,000	512,160

		512,160

TELECOMMUNICATION SERVICES — 0.81%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.81%
Level 3 Communications Inc., 9.125%, 5/1/2008	2,500,000	2,037,500
Level 3 Communications Inc., 10.50%, 12/1/2008	4,000,000	3,280,000
TCI Communications Inc., 7.875%, 8/1/2013	2,285,000	2,641,928

		7,959,428

28 Certified Annual Report

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

	Shares/ Principal Amount	Value
UTILITIES — 0.15%
GAS UTILITIES — 0.15%
Sonat Inc., 7.625%, 7/15/2011	$1,400,000	$1,421,000

		1,421,000

TOTAL CORPORATE BONDS (Cost $28,744,625)		29,245,790

CONVERTIBLE BONDS — 0.81%
DIVERSIFIED FINANCIALS — 0.01%
CAPITAL MARKETS — 0.01%
E-Trade Financial Corp., 6.00%, 2/1/2007	132,000	133,485

		133,485

TELECOMMUNICATION SERVICES — 0.80%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.80%
Level 3 Communications Inc., 6.00%, 9/15/2009	250,000	130,937
Level 3 Communications Inc., 6.00%, 3/15/2010	15,025,000	7,719,094

		7,850,031

TOTAL CONVERTIBLE BONDS (Cost $8,975,231)		7,983,516

TAXABLE MUNICIPAL BONDS — 0.60%
Short Pump Town Center Community Development, 6.26%, 2/1/2009	2,000,000	2,043,560
Victor New York, 9.05%, 5/1/2008	1,690,000	1,727,755
Victor New York, 9.20%, 5/1/2014	2,000,000	2,105,340

TOTAL TAXABLE MUNICIPAL BONDS (Cost $5,888,475)		5,876,655

U.S. GOVERNMENT AGENCIES — 0.20%
Federal National Mtg Assoc CPI Floating Rate Note, 3.67%, 2/17/2009	2,000,000	1,992,460

TOTAL U.S. GOVERNMENT AGENCIES (Cost $2,000,000)		1,992,460

SHORT TERM INVESTMENTS — 3.15%
American Express Credit Corp., 3.68%, 10/5/2005	15,000,000	14,993,866
UBS Finance, 3.84%, 10/3/2005	16,000,000	15,996,587

TOTAL SHORT TERM INVESTMENTS (Cost $30,990,453)		30,990,453

Certified Annual Report 29

SCHEDULE OF INVESTMENTS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005

	Shares/ Principal Amount	Value
TOTAL INVESTMENTS — 98.38% (COST $886,105,687)		$966,889,083
OTHER ASSETS LESS LIABILITIES — 1.62%		15,904,267

NET ASSETS — 100.00%		$982,793,350

Footnote Legend

See notes to financial statements.

Portfolio Abbreviations

To simplify the listings of securities, abbreviations are used per the table below:

ADR American Depository Receipt

SUMMARY OF INDUSTRY EXPOSURE

As of 9/30/05

Energy	15.6%
Diversified Financials	13.7%
Banks	9.4%
Utilities	8.7%
Telecommunication Services	8.5%
Pharmaceuticals & Biotechnology	7.4%
Real Estate	5.8%
Transportation	4.5%
Food Beverage & Tobacco	4.2%
Capital Goods	3.4%
Commercial Service & Supply	2.9%
Food Staples Retailing	2.7%
Materials	2.7%
Semiconductors & Semiconductor Equip.	1.1%
Household & Personal Products	0.9%
Automobiles & Components	0.8%
Consumer Services	0.8%
Media	0.7%
Insurance	0.5%
Technology Hardware & Equipment	0.1%
Municipal Bonds	0.6%
U.S. Government Agencies	0.2%
Other Assets & Cash Equivalents	4.8%

SUMMARY OF COUNTRY EXPOSURE

As of 9/30/05

U.S.	52.1%
U.K.	16.0%
Italy	6.0%
China	4.6%
Canada	3.1%
Hong Kong	1.6%
Spain	1.4%
Switzerland	1.2%
South Korea	1.1%
Denmark	1.1%
Brazil	1.0%
Mexico	0.9%
India	0.9%
Taiwan	0.8%
Singapore	0.7%
Malaysia	0.7%
Ireland	0.7%
France	0.7%
Australia	0.6%
Other Assets and Cash Equivalents	4.8%

30 Certified Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    Thornburg Investment Income Builder Fund

To the Trustees and Class I Shareholders of Thornburg Investment Income Builder Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Investment Income Builder Fund (one of the portfolios constituting Thornburg Investment Trust, hereafter referred to as the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for Class I shares for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 16, 2005

Certified Annual Report 31

EXPENSE EXAMPLE

Thornburg Investment Income Builder Fund	September 30, 2005	(Unaudited)

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including a 90-day redemption fee on Class I shares and

(2) ongoing costs, including management and administrative fees and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 31, 2005 and held until September 30, 2005.

Actual Expenses

The first line of the table at right provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table at right provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/31/05	Ending Account Value 9/30/05	Expenses Paid During Period† 3/31/05–9/30/05
Class I Shares
Actual	$1,000.00	$1,061.80	$5.12
Hypothetical*	$1,000.00	$1,020.10	$5.01

†	Expenses are equal to the annualized expense ratio for Class I shares (0.99%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

*	Hypothetical assumes a rate of return of 5% per year before expenses.

32 Certified Annual Report

INDEX COMPARISON

Thornburg Investment Income Builder Fund	September 30, 2005	(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Thornburg Investment Income Builder Fund versus Blended Index (November 3, 2003 to September 30, 2005)

AVERAGE ANNUAL TOTAL RETURNS

For periods ended September 30, 2005

	1Yr	Since Inception
I Shares (Incep: 11/3/03)	19.73%	16.71%
Blended Index (Since: 11/3/03)	14.70%	12.41%

Performance data reflects past performance, which is no guarantee of future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares.

Returns reflect the reinvestment of dividends and capital gains. There is no up-front sales charge for Class I shares. Class I shares are subject to a 1% 90-day redemption fee.

The blended index is comprised of 25% Lehman Brothers Aggregate Bond Index and 75% MSCI World Equity Index. The Lehman Brothers Aggregate Bond Index is composed of approximately 6,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds with an average maturity of approximately 10 years. The index is weighted by the market value of the bond included in the index. This index represents asset types which are subject to risk, including loss of principal. The Morgan Stanley Capital International World Equity Index is a total return index, reported in U.S. dollars, based on share prices and reinvested gross dividends. The securities represented in this index may experience loss of invested principal and are subject to investment risk. In exchange for greater growth potential, investments in foreign securities can have added risks. These include changes in currency rates, economic and monetary policy, differences in auditing standards and risks related to political and economic developments. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index. The performance of any index is not indicative of the performance of any particular investment.

Certified Annual Report 33

TRUSTEES AND OFFICERS

Thornburg Investment Income Builder Fund	September 30, 2005	(Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

INTERESTED TRUSTEES(1)(2)(4)

Garrett Thornburg, 59 Chairman of Trustees, Trustee since 1987(3)	CEO, Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor) and Thornburg Securities Corporation (securities dealer); Chairman of Thornburg Limited Term Municipal Fund, Inc. (registered investment company) to 2004; CEO and Chairman of Thornburg Mortgage, Inc. (real estate investment trust); Chairman of Thornburg Mortgage Advisory Corporation (investment manager to Thornburg Mortgage, Inc.).	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Brian J. McMahon, 49 Trustee since 2001, Member of Governance & Nominating Committee, President since 1997(5)(6)	President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	None

INDEPENDENT TRUSTEES(1)(2)(4)

David A.Ater, 60 Trustee since 1994, Member of Audit Committee and Governance & Nominating Committee	Principal in Ater & Associates, Santa Fe, NM (developer, planner and broker of residential and commercial real estate); owner developer and broker for various real estate projects.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

David D. Chase, 64 Chairman of Audit Committee, Trustee since 2000	Chairman, President, CEO, and Managing Member of Vestor Associates, LLC, the general partner of Vestor Partners, LP, Santa Fe, NM (private equity fund); Chairman and CEO of Vestor Holdings, Inc., Santa Fe, NM (merchant bank).	None

Eliot R. Cutler, 59 Chairman of Governance & Nominating Committee, Trustee since 2004	Partner, Akin, Gump, Strauss, Hauer & Feld, LLP, Washington, D.C. (law firm) since November 2000; partner, Cutler & Stanfield, Washington, D.C. (law firm) until November 2000.	Director of Thornburg Mortgage, Inc. (real estate investment trust)

Susan H. Dubin, 56 Trustee since 2004, Member of Audit Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations; and formerly, Vice President of Chemical Bank (predecessor to JP Morgan Chase & Co.), New York, 1974–1996.	None

Owen D.Van Essen, 51 Trustee since 2004, Member of Governance & Nominating Committee	President of Dirks, Van Essen & Murray, Santa Fe, NM (newspaper mergers and acquisitions).	None

James W. Weyhrauch, 46 Trustee since 1996, Member of Audit Committee	Director, Executive Vice President to 2002, and President and CEO 2002–2004, Nambé Mills, Inc., Santa Fe, NM (manufacturer); real estate agent, Santa Fe Properties, Santa Fe, NM since 2004.	None

34 Certified Annual Report

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005	(Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)(6)(7)

Dawn B. Fischer, 58 Secretary since 1987	Secretary and Managing Director, Thornburg Investment Management, Inc.; Secretary, Thornburg Limited Term Municipal Fund, Inc. to 2004; Secretary, Thornburg Securities Corporation; Vice President, Daily Tax Free Income Fund, Inc. (registered investment company).	Not applicable

Steven J. Bohlin, 46 Vice President since 1987; Treasurer since 1989	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

George T. Strickland, 42 Vice President since 1996	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President (to 2004) and Treasurer (2003–2004) of Thornburg Limited Term Municipal Fund, Inc.	Not applicable

William V. Fries, 66 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.	Not applicable

Leigh Moiola, 38 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2004.	Not applicable

Kenneth Ziesenheim, 51 Vice President since 1995	Vice President and Managing Director of Thornburg Investment Management, Inc.; President of Thornburg Securities Corporation; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Alexander Motola, 35 Vice President since 2001	Vice President and Managing Director of Thornburg Investment Management, Inc. since 2000; Portfolio Manager, Insight Capital Research & Management, Inc., Walnut Creek, California 1995–2000.	Not applicable

Wendy Trevisani, 34 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. 1999–2002.	Not applicable

Joshua Gonze, 42 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 1999 and Managing Director since 2003; Vice President of Thornburg Limited Term Municipal Fund, Inc. to 2004.	Not applicable

Brad Kinkelaar, 37 Vice President since 1999	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 1999, Vice President since 2000 and Managing Director since 2003.	Not applicable

Christopher Ihlefeld, 35 Vice President since 2003	Associate Portfolio Manager since 1999; Vice President of Thornburg Investment Management, Inc. since 2002; Vice President of Limited Term Municipal Fund, Inc., 2003–2004.	Not applicable

Leon Sandersfeld, 39 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2002; Senior Staff Accountant, Farm Bureau Life Insurance Co. 1998–2002.	Not applicable

Certified Annual Report 35

TRUSTEES AND OFFICERS, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005	(Unaudited)

Name, Age, Position Held with Fund Year Elected	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee

Sasha Wilcoxon, 31 Vice President since 2003	Associate of Thornburg Investment Management, Inc. since 2000 and Mutual Fund Operations Department Manager since 2002.	Not applicable

Ed Maran, 47 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Analyst, USAA 2001–2002; Oil Analyst, A.G. Edwards 1997–2000.	Not applicable

Vinson Walden, 35 Vice President since 2004	Associate Portfolio Manager of Thornburg Investment Management, Inc. since 2002 and Vice President and Managing Director since 2004; Associate Portfolio Manager, Ibis Management 2002–2004; Associate, Lehman Brothers, 1997–2001.	Not applicable

(1)	Each person’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

(2)	The Fund is one of twelve separate investment “Funds” or “series” of Thornburg Investment Trust (the “Trust”), which comprises the Thornburg mutual fund complex and is organized as a Massachusetts business trust. The Trust currently has twelve active Funds. Thornburg Investment Management, Inc. is the investment advisor to, and manages, the twelve Funds of the Trust. Each Trustee oversees the twelve Funds in the fund complex.

(3)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc., the investment advisor to the twelve active Funds of the Trust, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares for the Trust.

(4)	Each Trustee serves in office until the election and qualification of a successor.

(5)	Mr. McMahon is considered an “interested” Trustee because he is the president of Thornburg Investment Management, Inc.

(6)	The Trust’s president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.

(7)	Assistant vice presidents, assistant secretaries and assistant treasurers are not shown.

The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.

36 Certified Annual Report

OTHER INFORMATION

Thornburg Investment Income Builder Fund	September 30, 2005	(Unaudited)

PORTFOLIO PROXY VOTING

Policies and Procedures:

The Trust has delegated to Thornburg Investment Management, Inc. (the “Advisor”) voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Commencing August 31, 2004, information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

TAX INFORMATION

For the fiscal year ended September 30, 2005, the Fund designates long-term capital gain dividends of $2,839.

For the tax year ended September 30, 2005, the Thornburg Investment Income Builder Fund designates 89.92% of the dividends paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

31.01% of the ordinary income distributions paid by the Fund for the year ended September 30, 2005 qualified for the corporate dividends received deduction.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2005. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.

TRUSTEES DELIBERATIONS RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT

Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to Thornburg Investment Income Builder Fund pursuant to an investment advisory agreement. The Trustees consider the renewal of this agreement annually and most recently determined to renew the agreement on September 13, 2005.

In connection with their general supervision of the Advisor, the Trustees receive and consider reports throughout the year from the Advisor respecting the Advisor’s management of the Fund’s investments. These reports include information about the Fund’s purchase and sale of portfolio investments and explanations from the Advisor respecting investment selections, the investment performance of the Fund, general appraisals of industry and economic prospects and factors, and other matters affecting the Fund and relating to the Advisor’s performance of services for the Fund.

In anticipation of their recent consideration of the advisory agreement’s renewal, the independent Trustees met with representatives of the Advisor in May and July 2005 to specify the information the Advisor would present to the Trustees for their review. The independent Trustees thereafter met in independent session to consider various factors respecting the agreement’s renewal, and met in a subsequent session with the Advisor’s chief investment officer to present questions. Following these sessions, the Trustees met on September 13, 2005 to consider a renewal of the advisory agreement.

The Trustees considered various factors in their review of the Advisor’s performance under the investment advisory agreement, including specifically the principles outlined in their February 2005 Statement to Shareholders, a copy of which accompanies this Annual Report to Shareholders. Summarized below are certain of the factors considered by the Trustees, in connection with the determination to renew the advisory agreement. In determining to renew the advisory agreement, the Trustees did not identify any single fact or aspect of the Advisor’s performance as controlling, and this summary does not describe all of the matters considered by the Trustees in making their determination.

Quality of Services; Fund Investment Performance. In reviewing the nature, extent, and quality of services provided by the Advisor and the investment performance of the Fund, the Trustees primarily considered the Advisor’s adherence to the Fund’s stated objectives and policies, the Advisor’s execution of the Fund’s investment strategies in prevailing market conditions, the Fund’s absolute investment performance, the Fund’s investment performance compared to categories of other mutual funds and a blended securities index, the Fund’s investment performance over different periods of time, the Fund’s returns in rising and declining markets compared to total

Certified Annual Report 37

OTHER INFORMATION, CONTINUED

Thornburg Investment Income Builder Fund	September 30, 2005 (Unaudited)

returns of a blended securities index, measures of relative portfolio risk, and related factors. The Trustees noted in comparing the Fund to other mutual funds and to indices that the value of such comparisons may be limited because the Fund’s investment objectives and approach, and the selection of its portfolio securities, are unique or differ in considerable degree from the characteristics of other funds and indices. In conducting their review, the Trustees observed that the Advisor had continued to faithfully pursue and to achieve the Fund’s stated objectives, as demonstrated particularly by the Advisor’s selection of investments and the Fund’s investment performance. The Trustees also noted in this regard the Fund’s exceptional investment performance as compared to a blended benchmark consisting of two broad based securities indices, and as compared to categories of mutual funds selected by independent mutual fund analyst firms.

The Trustees also considered a number of other factors in reviewing the quality of the Advisor’s services, including the qualifications and integrity of the Advisor’s senior personnel, the Advisor’s staffing and other resources, the Advisor’s compliance with regulatory requirements, Fund sales performance and perceptions of the Funds in the marketplace, and other factors.

The Trustees concluded, based upon these and other considerations, that the Advisor had actively and competently pursued the Fund’s stated investment objectives in accordance with the Fund’s investment policies stated in its prospectuses. The Trustees further concluded that the investment performance of the Fund was satisfactory in the context of the Fund’s objectives and policies and prevailing market conditions.

Fees and Expenses; Profitability of Advisor. In reviewing the fees charged by the Advisor to the Fund, the Trustees primarily considered the fees charged by the Advisor and the other expenses charged to the Fund in light of the nature and quality of services provided, comparison of the actual Advisor’s fee and Fund expenses to the statement of fees and expenses in the Fund’s prospectuses, comparisons of the Advisor’s fee and other Fund expenses to median and average fees and expenses charged to similar mutual funds, and comparisons of fees and expenses charged to the Fund with fees and expenses charged to other, similar specific mutual funds. In addition, the Trustees considered the profitability of the Advisor compared to other investment management firms, and comparisons of the investment management fee rates charged by the Advisor to the Fund with rates charged to other clients and the differing types of services furnished to the Fund and the other clients. The Trustees also noted that the Fund’s management fee was higher than the average and median fee rates for a group of equity income mutual funds selected by an independent analyst firm, and that the overall expense ratio of the Fund was somewhat higher than the average and median expense ratios for the same group of mutual funds. The Trustees recognized the unique nature of the Fund and the limited utility of the category in assessing the reasonableness of the fees charged to the Fund, the greater significance of equity investments to the Fund, and the higher management fee rates typically charged by equity fund managers. The Trustees noted in this regard the superior performance of the Fund, the comparability of the overall expense ratio, the size of the Fund, the specific services of the Advisor and other factors. The Trustees also observed in their review that fee rates charged by the Advisor to other clients of the Advisor were not directly comparable to rates charged to the Fund principally because of the significant differences in the services provided.

The Trustees concluded, based upon these and other considerations, that the fees charged to the Fund by the Advisor were fair and reasonable in view of the following: the services provided, the clear disclosure of these fees and expenses in the Fund’s prospectuses, and prevailing fees and expenses charged to mutual funds generally. The Trustees further concluded that there was no indication that the Advisor’s profitability was unusual, viewed in the context of the services provided, the performance of the Fund, and the fees and profitability of other investment management firms.

Economies of Scale. In reviewing the extent to which economies of scale would be realized by the Fund as it grows and whether fee levels reflect economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to the Fund, the demonstrated economies of scale enjoyed by the Fund and other funds of the Trust as they had grown in size, and economies of scale realized by other mutual funds. The Trustees concluded that the Fund has realized and may reasonably be expected to realize further economies of scale for the benefit of its shareholders as it grows in size.

Ancillary Benefits to Advisor. In reviewing benefits enjoyed by the Advisor because of its relationship with the Fund, the Trustees considered an arrangement through which the Advisor received certain research services, favorable publicity received by the Advisor because of the superior investment performance of certain Funds of the Trust, and the benefits to the Fund from the Advisor’s expansion of its staffing and other resources to serve a broader variety of investment clients. The Trustees concluded, based upon these and other considerations, that there was no unusual or unfair benefit enjoyed by the Advisor and that the Fund enjoyed benefits by virtue of the Advisor’s engagement by other investment clients.

38    Certified Annual Report

Trustees’ Statement to Shareholders

Not part of the Certified Annual Report

February 8, 2005

The Trustees are concerned that recent commentaries and opinions reported in the media may confuse investors in general as to the supervisory duties of trustees of mutual funds and, in particular, leave Thornburg Investment Trust shareholders uncertain regarding how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. We decided to spell out clearly three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf.

We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.

Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.

Second, while we are conscious of costs and the effect that costs have on shareholders’ returns, we do not seek the lowest fees or expense ratio as our sole or primary objective. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.

Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.

This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. If you have not received a prospectus, one can be obtained from your financial advisor, online at www.thornburg.com/download, or by calling 800-847-0200. Carefully consider information in the prospectus regarding the Fund’s investment objectives and policies, risks, sales charges, expenses, experience of its management, marketability of shares, and other information. Read it carefully before you invest or send money.

This page is not part of the Annual Report. 39

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40 This page is not part of the Annual Report.

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42 This page is not part of the Annual Report.

Planning Options

Retirement and Education Accounts

Thornburg Investment Management offers retirement and education savings accounts that can help you meet a variety of planning challenges. For account applications or further information on any of the accounts below, please call 1-800-847-0200 or go to www.thornburg.com/ira. Your financial advisor can help you determine which plan is right for you.

Individual Retirement Accounts

Individual Retirement Accounts (IRAs) provide a tax-advantaged means to save money for the future. For a detailed outline of the difference between retirement accounts, see www.thornburg.com/ira. Rollovers are available. Call 1-800-847-0200 for more information.

Traditional IRAs – Contributions to Traditional IRAs are tax deductible for eligible individuals, and withdrawals are taxed as additional ordinary income. You may contribute to an IRA if you receive compensation and are under 70 1/2, even if you are covered by an employer retirement plan.

Roth IRAs – Under a Roth IRA, there is no tax deduction for contributions, but there is no income tax on qualified withdrawals. For a more detailed comparison of Traditional and Roth IRAs, please see our web site at www.thornburg.com/ira.

SEP IRAs – Simplified Employee Pension (SEP) IRAs are established by employers. The employer is allowed a tax deduction for contributions made to the SEP Plan and makes contributions to each eligible employee’s SEP IRA on a discretionary basis.

SIMPLE IRAs – Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) is designed to give small business owners a simplified method to establish and contribute to a retirement plan for employees. The employer is allowed a tax deduction for contributions and makes either matching or non-elective contributions to each eligible employee’s SIMPLE IRA. Employees may make salary deferral contributions.

403(b)

A special, tax-advantaged savings vehicle available only to employees of 501(c)(3) organizations, such as charitable, educational, scientific and religious organizations. 403(b) plans are also available to employees of public schools and universities.

Coverdell Education Savings Account

These savings accounts are designed to provide a way to save money for higher education expenses. In an Education Savings Account, earnings and interest grow tax free, and qualified withdrawals used to pay for eligible higher-education expenses are tax- and penalty-free.

Funds Available

The following funds are available in the accounts listed above:

•	Thornburg International Value Fund

•	Thornburg Value Fund

•	Thornburg Core Growth Fund

•	Thornburg Investment Income Builder Fund

•	Thornburg Limited Term U.S. Government Fund

•	Thornburg Limited Term Income Fund

This page is not part of the Annual Report. 43

The Firm

Thornburg Investment Management® is a privately held investment management company based in Santa Fe, New Mexico with assets under management of over $16 billion. Founded in 1982, the firm manages four equity funds, eight bond funds, and separate portfolios for select institutions and individuals.

Investment Philosophy

We seek to preserve and increase the real wealth of the Funds’ shareholders after accounting for inflation, taxes, and investment expenses. We’re committed to disciplined investing and controlling risk in all market environments through laddered bond and focused equity portfolios.

Portfolio Holdings Disclosure

We believe you should know about your portfolio. Our web site keeps investors informed of the Funds’ equity holdings. Go to www.thornburg.com/funds for commentary on our equity fund holdings.

Co-Ownership of Funds

We invest side-by-side with the Funds’ shareholders. Our employees have invested over $110 million in Thornburg Funds.

Core Strategies for Building Wealth

We deliver core strategies to help investors meet long-term goals. A core strategy is a consistent, disciplined and proven investment process that represents the foundation of a diversified portfolio.

Investment Manager:	Distributor:

119 East Marcy Street	119 East Marcy Street
Santa Fe, New Mexico 87501	Santa Fe, New Mexico 87501
800.847.0200	800.847.0200

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. The code was amended effective July 20, 2005 to address conduct which could represent a conflict, as more fully described in the code. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of Thornburg Investment Trust have determined that two members of the Trust’s audit committee, David A. Ater and David D. Chase, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Mr. Ater and Mr. Chase are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, are set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to Thornburg Investment Trust in each of the last two fiscal years ended September 30, 2004 and September 30, 2005, for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”) in connection with statutory and regulatory filings or requirements for those fiscal years are set out below. In addition, the narrative below the table describes the aggregate fees billed to Thornburg Limited Term Municipal Fund, Inc. (the “Company”) for the audit of the Company’s financial statements and services described in the preceding sentence for the Company’s last fiscal period ended June 21, 2004. On June 21, 2004, the Company’s two series were reorganized as Funds of Thornburg Investment Trust.

	Year Ended September 30, 2004	Year Ended September 30, 2005
Thornburg Investment Trust	$491,300	$49,000

On June 21, 2004, the two series of the Company were reorganized as Funds of Thornburg Investment Trust. Audit fees billed to the Company’s two series in the Company’s last fiscal period July 1, 2003 to June 21, 2004 were $65,210. Following the reorganization, the two reorganized Funds and a third Fund of the Trust changed their fiscal year end from June 30 to September 30. The figure of $491,300 for Thornburg Investment Trust billed in the year ended September 30, 2004 reflects audit fees relating to audits for the year ended June 30, 2004 for the three Funds which previously had a June 30 year end, and a portion of the fees for the audits for all 12 Funds of the Trust for the year ended September 30, 2004. The difference in the relative sizes of the figures shown above for the two years also reflects the fact that the figures show fees as billed to the Trust in the periods shown, in accordance with regulatory requirements, and a given fee may not be shown for the year or period to which it relates (and be shown in a different year) depending upon the date the Trust is billed. Fees reflected in the Funds’ financial statements are accounted for on an accrual basis.

Audit-Related Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements are set out below. In addition, the narrative below the table describes the aggregate fees billed to the Company for the same category of services for its last fiscal period ended June 21, 2004.

	Year Ended September 30, 2004	Year Ended September 30, 2005
Thornburg Investment Trust	$10,230	$3,550

The audit-related fees billed to the Trust in the year ended September 30, 2004 related to advice on distribution computations, and preparation for and attendance at audit committee meetings. The audit-related fees billed to the Trust in the year ended September 30, 2005 related to preparation for and attendance at audit committee meetings. Audit-related fees billed to the Company’s two series in its last fiscal period ended June 21, 2004 were $7,835. The audit-related fees billed to the Company related to advice on financial reporting issues and issuance of consents respecting filings in connection with the reorganization of the Company’s two series as Funds of the Trust.

Tax Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2004 and September 30, 2005 for professional services rendered by PWC for tax compliance, tax advice or tax planning are set out below. In addition, the narrative below the table describes the fees billed to the Company for the same category of services for its last fiscal period ended June 21, 2004.

	Year Ended September 30, 2004	Year Ended September 30, 2005
Thornburg Investment Trust	$3,000	$103,900

The tax fees billed to the Trust in each of the last two fiscal years were primarily for tax return preparation. The difference in the relative sizes of the figures shown for the two years is due principally to the fact that the figures reflect fees and costs as invoiced to the Trust in the periods shown, in accordance with regulatory requirements, and a given fee or cost may not be shown for the year to which it relates (and be shown in a different year) depending upon the date the Trust receives an invoice. Fees and costs reflected in the Funds’ financial statements are accounted for on an accrual basis. The fees billed to the Company’s two series in its last fiscal period ended June 21, 2004 were $7,000. The tax fees billed to the Company in that period were primarily for tax return preparation.

All Other Fees

The fees billed to Thornburg Investment Trust by PWC in each of the last two fiscal years ended September 30, 2004 and September 30, 2005 for all other fees rendered by PWC are set out below.

	Year Ended September 30, 2004	Year Ended September 30, 2005
Thornburg Investment Trust	$-0-	$9,954

The figure shown for the year ended September 30, 2005 pertains to a tax-related training class that was provided to the Trust’s accounting staff in Santa Fe, New Mexico, and includes the fee for the class and the materials prepared by PWC staff members. PWC performs no services for the investment adviser, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment adviser which provides ongoing services to the Funds, except that PWC has provided to the investment adviser, Thornburg Investment Management, Inc. attestation of its investment performance presentations. The fees billed by PWC for these services were $-0- and $27,000 for the fiscal years ended September 30, 2004 and September 30, 2005, respectively.

The Audit Committee has determined that PWC’s performance of the described services for the investment adviser is compatible with PWC’s independence in its audit of the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2005, the Trust’s Audit Committee has not adopted pre-approval policies and procedures. Accordingly, all services provided by PWC to the Funds must be approved beforehand by the Audit Committee.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedure for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that Thornburg Investment Trust disclosure controls and procedures provide reasonable assurance that material information relating to Thornburg Investment Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in Thornburg Investment Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Business Conduct and Ethics attached hereto as Exhibit 99.CODE ETH.

(a)	(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)	(3) Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund, Thornburg Core Growth Fund, and Thornburg Investment Income Builder Fund (herein referred to as the “Funds”).

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date: November	21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian J. McMahon

Brian J. McMahon

President and principal executive officer

Date: November	21, 2005

By:	/s/ Steven J. Bohlin

Steven J. Bohlin

Treasurer and principal financial officer

Date: November	21, 2005